Filed on: April 28, 2023	File No. 333-138540 File No. 811-10011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	23	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	79	☒
(Check appropriate box or boxes)
SBL VARIABLE ANNUITY ACCOUNT XIV
(EliteDesigns)

(Exact Name of Registrant)
Security Benefit Life Insurance Company

(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001

(Address of Depositor’s Principal Executive Offices)
(785) 438-3000

(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Deputy General Counsel
Security Benefit Life Insurance Company
One Security Benefit Place, Topeka, KS 66636-0001

(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2023, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2023, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2023

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-02 2023/05/01
6915B (PRS)

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2023
6915B (PRS)
32-69150-02 2023/05/01Protected by U.S. Patent No. 7,251,623 B1.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
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Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
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FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The tables below describe the current fees and expenses of the Contract that you may pay each year, depending on the options you choose and the date your Contract was issued. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Contracts issued before December 28, 2012:

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	4.54%
	Optional benefit available for an additional charge[3]	0.10%	0.10%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value

	Contracts issued on or after December 28, 2012:
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	4.54%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $532.27	Highest Annual Cost: $4,059.52
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.
The Contract – General
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Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
•We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
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	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
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Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	0.45%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.10%[2]
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Charge
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%[3]
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to new Subaccounts we add in the future. The mortality and expense risk charge is 0.20% but is reduced to 0.00% for Contract Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract Value on a monthly basis. During the
Annuity Period, the mortality and expense risk charge is 0.30%; thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amount described above.
2 This is the Optional Benefit Expense for Contracts issued before December 28, 2012.
3 This is the Optional Benefit Expense for Contracts issued on or after December 28, 2012.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	4.54%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	4.45%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2024.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,330.92	$15,938.45	$26,473.97	$52,500.94
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,330.92	$15,938.45	$26,473.97	$52,500.94
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
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Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $47.8 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the
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administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the
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particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
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Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
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Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
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Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35% (for Contracts issued on or after December 28, 2012) or 0.10% (for Contracts issued before December 28, 2012), on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity
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options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept, without prior Company approval, an initial Purchase Payment in an amount up to $2,000,000 provided that (i) the Owner age at the time of issue is 81 or older (but not older than the maximum issue age) or (ii) the Contract is issued with a Return of Premium Death Benefit Rider. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept without prior Company approval, an initial Purchase Payment in an amount up to $3,000,000 provided that (i) the Owner age at the time of issue is 80 or younger and (ii) the Contract is issued without a Return of Premium Death Benefit Rider. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $3,000,000 under all variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner (the “Aggregate Purchase Payment Limit”). The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is
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unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
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New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date
20

you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
21

The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
22

Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring International Equity VT, Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value, American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value, American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Core
Equity, Delaware Ivy VIP Energy, Delaware Ivy VIP Global Growth, Delaware Ivy VIP
Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity,
Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP
Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small
Cap Growth, Delaware Ivy VIP Smid Cap Core, Delaware Ivy VIP Value, Delaware VIP
Global Value Equity, Delaware VIP Real Estate Securities
60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
23

Subaccount	Transfer Block Restriction (# of Calendar Days)
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global
Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities,
Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. Main Street Small
Cap®, Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse MidCap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Clarion Global Real Estate Portfolio, VY CBRE Clarion Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits
26

on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any
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dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
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Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be
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subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
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Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10% (for Contracts issued before December 28, 2012)
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax.
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

0.35% (for Contracts issued on or after December 28, 2012)
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 73. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•
During which the NYSE is closed other than customary weekend and holiday closings,
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•
During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
•
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
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If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
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Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in
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certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal
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marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
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The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation (for 2023).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($116,000 to $136,000 for a married couple filing a joint return and $73,000 to $83,000 for a single taxpayer in 2023). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $218,000 to $228,000 (for 2023). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches age 73 (70½ for individuals who reached age 70½ before January 1, 2020; 72 for individuals who reached age 72 between January 1, 2020 and December 31, 2022), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $138,000 to $153,000 in adjusted gross income for 2023 ($218,000 to $228,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue
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Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld
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on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal
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proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to SDL Registered Representatives. Registered representatives of SDL may assist potential Owners in purchasing a Contract, for example, by assisting with the Contract application. In addition to a base salary and customary employee benefits, these registered representatives may receive up to 0.60% of the Purchase Payments applied to a Contract sold in the region covered by the applicable registered representative. They also may be eligible for periodic bonus payments. SDL registered representatives may also receive non-cash compensation from the Company, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), and entertainment, merchandise and other similar items.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.75% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer
49

and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2022 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Advanced Advisor Group LLC; American General Securities Inc./SagePoint Financial, Inc.; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Royal Alliance Associates, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
50

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=53&prodID=52&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.05%	-15.82%	3.62%	9.06%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.85%	-4.42%	7.82%	11.10%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	0.93%	-27.17%	7.72%	9.99%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.08%	-18.68%	-0.10%	3.07%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-17.57%	3.83%	7.53%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	-11.20%	0.37%	0.70%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	-8.69%	6.84%	11.08%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	-36.69%	7.15%	11.60%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.90%	-38.65%	8.34%	11.23%
International Equity	Allspring International Equity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.49%	-11.88%	-1.15%	3.39%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	-20.81%	7.86%	10.68%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	-37.20%	7.28%	10.96%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.32%	17.32%	3.38%	N/A
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc.	0.96%	-12.83%	6.59%	10.37%
Inflation- Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.77%	-13.08%	1.38%	0.67%
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc.	1.35%	-24.86%	2.16%	4.78%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.01%	-1.38%	6.61%	10.84%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	0.31%	7.68%	10.41%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	-13.66%	5.06%	7.87%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management CompanySM	0.97%	-17.84%	-2.01%	-0.70%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.02%	-24.92%	6.80%	9.92%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management CompanySM	1.20%	-29.69%	2.54%	6.58%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	-30.11%	10.86%	13.38%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.78%	-16.71%	7.56%	11.28%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-21.02%	-1.29%	3.67%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.05%	-15.52%	0.35%	3.37%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	-10.16%	-0.11%	0.75%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management CompanySM	1.14%	-22.25%	2.07%	4.02%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.87%	-20.16%	8.22%	11.56%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.11%	-5.12%	6.15%	9.27%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	-37.81%	7.41%	11.35%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	-4.10%	7.11%	9.85%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.15%	-16.07%	3.25%	4.81%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	-10.56%	2.35%	3.85%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	-38.25%	7.24%	11.89%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	-16.65%	5.29%	10.20%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	-46.52%	4.83%	10.90%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.51%	-18.52%	8.87%	12.00%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.08%	-18.26%	10.03%	10.82%
Global Allocation	Delaware Ivy VIP Asset Strategy - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.01%	-14.71%	4.32%	4.46%
Balanced/Asset Allocation	Delaware Ivy VIP Balanced - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.07%	-16.10%	5.57%	7.05%
Large Cap Growth	Delaware Ivy VIP Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	-17.33%	10.15%	11.44%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Delaware Ivy VIP Energy – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.23%	50.41%	-1.66%	-0.39%
Global Equity	Delaware Ivy VIP Global Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.24%	-17.49%	6.72%	7.60%
Large Cap Growth	Delaware Ivy VIP Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.00%	-27.24%	11.53%	13.96%
High Yield Bond	Delaware Ivy VIP High Income – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.92%	-11.12%	1.70%	3.56%
International Equity	Delaware Ivy VIP International Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	-14.32%	0.45%	4.80%
Short Term Bond	Delaware Ivy VIP Limited-Term Bond – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.82%	-4.20%	0.84%	0.88%
Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	-30.78%	10.59%	11.39%
Specialty-Sector	Delaware Ivy VIP Natural Resources – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.25%	17.72%	1.98%	0.23%
Specialty-Sector	Delaware Ivy VIP Science and Technology – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	-31.83%	8.53%	12.18%
Small Cap Growth	Delaware Ivy VIP Small Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	-26.83%	4.38%	8.83%
Small Cap Blend	Delaware Ivy VIP Smid Cap Core – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.22%	-14.84%	4.14%	9.25%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	Delaware Ivy VIP Value – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	-4.90%	8.31%	10.40%
Global Equity	Delaware VIP Global Value Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.07%	-11.32%	3.08%	7.21%
Specialty-Sector	Delaware VIP Real Estate Securities – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited	1.38%	-24.87%	4.20%	6.41%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	-13.68%	6.13%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	-6.33%	-0.06%	0.76%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.45%	-10.96%	4.47%	N/A
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	-17.64%	0.52%	6.02%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	-3.46%	1.48%	4.49%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	-1.16%	0.70%	0.58%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	-4.88%	5.67%	10.71%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	-4.21%	7.48%	11.05%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.56%	-10.35%	-0.64%	2.89%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.66%	-22.56%	0.82%	6.81%
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.76%	-30.91%	9.51%	12.95%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.93%	-15.73%	8.26%	12.24%
Large Cap Value	DWS CROCI® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.79%	-15.67%	1.99%	5.59%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.38%	-24.22%	-0.51%	4.46%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.90%	-9.38%	2.21%	3.37%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.66%	-28.71%	0.44%	4.69%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.87%	-16.14%	1.77%	6.84%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	-2.74%	1.92%	2.51%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.91%	-12.55%	-0.84%	0.23%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	-11.92%	1.35%	3.33%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.72%	-18.19%	6.93%	8.63%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	-26.49%	8.39%	11.15%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.73%	-18.45%	4.40%	8.66%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	-20.37%	1.46%	4.35%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.77%	-5.17%	8.58%	11.30%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.88%	-38.32%	12.80%	14.81%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.97%	-11.67%	0.86%	2.71%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	-18.42%	9.03%	12.17%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.65%	-13.21%	0.38%	1.28%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	-14.97%	5.68%	9.69%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.02%	-24.68%	2.35%	5.48%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.89%	-27.69%	1.45%	4.85%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	-11.52%	1.09%	2.20%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.97%	-39.96%	6.45%	9.88%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.13%	-6.81%	8.11%	10.35%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.71%	-5.47%	4.30%	5.51%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	-36.54%	7.01%	10.43%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	-7.43%	3.15%	6.73%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	-10.57%	10.04%	11.86%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.92%	-10.06%	5.48%	9.09%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.21%	-33.69%	7.07%	9.91%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.12%	-10.75%	-0.07%	1.30%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.76%	-9.75%	-0.58%	0.06%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.25%	-13.72%	0.28%	3.65%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.05%	-6.57%	6.61%	9.14%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.51%	-26.30%	8.74%	10.54%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	-10.23%	8.24%	9.74%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.20%	-19.64%	4.08%	8.93%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.07%	-32.68%	8.89%	12.10%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.11%	-1.17%	7.17%	10.52%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.29%	-0.85%	1.64%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.01%	11.28%	2.54%	1.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.28%	-9.70%	1.30%	3.48%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	-1.32%	7.14%	10.53%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.78%	-14.39%	0.43%	3.74%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.08%	-16.57%	3.65%	6.08%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.72%	-3.40%	2.25%	2.25%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	-3.74%	5.19%	7.85%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.13%	-1.86%	6.91%	9.70%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.31%	-20.67%	8.01%	11.89%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.33%	-30.69%	9.52%	13.27%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.28%	-27.78%	5.98%	10.32%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.53%	-26.61%	3.05%	9.37%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	0.92%	-16.15%	0.15%	2.48%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.10%	-9.12%	5.64%	7.59%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.43%	-27.17%	-0.01%	3.99%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.30%	7.39%	11.35%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	-2.86%	6.32%	8.60%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.48%	-14.52%	1.94%	3.29%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	-20.75%	5.92%	8.03%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.13%	8.36%	11.55%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.57%	-12.06%	8.51%	11.69%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	-7.71%	5.35%	8.12%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.16%	-18.50%	1.26%	4.15%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	-31.94%	2.59%	7.59%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd	1.23%	-22.16%	1.42%	5.41%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-25.14%	-1.16%	2.22%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	-11.71%	-1.53%	0.38%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	-10.58%	-0.39%	0.17%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	-6.00%	5.77%	9.87%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.21%	-13.54%	8.03%	9.96%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.13%	-9.55%	1.10%	2.67%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	-14.45%	4.82%	7.72%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.12%	-16.04%	6.74%	10.60%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	-20.73%	5.27%	8.05%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	-33.73%	9.48%	12.72%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.91%	-5.77%	4.49%	8.25%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	-8.84%	5.20%	3.72%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.81%	-30.06%	7.90%	11.16%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	-12.80%	1.01%	3.65%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.30%	-35.98%	8.23%	10.86%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.01%	-13.55%	8.60%	11.21%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.21%	-11.98%	4.94%	8.82%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	-9.44%	6.19%	9.80%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	-32.53%	5.80%	9.44%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	-11.21%	4.06%	7.81%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	-14.05%	-0.23%	1.10%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Investment Advisors Corporation	0.80%	-12.73%	-0.11%	0.83%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Investment Advisors Corporation	1.11%	-19.56%	3.79%	9.29%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Investment Advisors Corporation	1.02%	-18.89%	9.97%	12.93%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.07%	-19.94%	-3.26%	-0.27%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.09%	-7.44%	1.83%	3.54%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-10.78%	1.32%	2.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-19.45%	11.67%	13.01%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.24%	-17.80%	2.43%	4.42%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	-23.75%	2.77%	7.56%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-16.69%	8.18%	11.15%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	-29.99%	7.53%	9.71%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	-17.43%	8.62%	11.41%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	-9.84%	4.91%	7.07%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	-14.18%	-0.08%	1.13%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	0.48%	8.73%	8.35%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.49%	-18.81%	-2.27%	0.02%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.47%	-25.13%	-2.77%	0.54%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	-13.17%	4.59%	7.17%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	-12.88%	2.80%	4.90%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.94%	-11.82%	0.54%	1.74%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	-13.25%	3.84%	6.32%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	-12.54%	1.77%	3.36%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	0.675%	-11.87%	3.12%	3.15%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.60%	8.66%	6.94%	-1.66%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.14%	-15.80%	-0.95%	0.87%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.06%	-11.09%	-1.02%	-0.41%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.31%	-18.40%	3.43%	3.02%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.86%	-10.38%	1.78%	3.42%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	-19.06%	-3.23%	-1.71%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	-5.84%	-0.02%	0.32%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	-11.99%	1.86%	0.80%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.71%	-0.25%	1.16%	1.25%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	-14.39%	-0.28%	0.82%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.80%	-14.45%	0.04%	1.43%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.03%	-7.94%	5.62%	10.17%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.42%	-11.43%	0.89%	3.12%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	-12.83%	0.44%	1.71%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.94%	-15.77%	9.50%	12.55%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.09%	-2.35%	-0.17%	1.70%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; Putnam Advisory Company, LLC	1.15%	-16.03%	3.14%	6.53%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.99%	-11.60%	1.39%	3.22%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.86%	-13.81%	-0.51%	1.16%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.91%	-30.50%	10.60%	13.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	-3.13%	9.26%	11.76%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.23%	-28.30%	7.48%	9.02%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.30%	-7.60%	2.01%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.77%	-17.02%	1.02%	6.71%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.77%	-9.65%	5.92%	5.71%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.77%	-13.31%	3.79%	10.76%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.88%	22.88%	5.33%	-4.49%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.77%	-0.91%	4.86%	8.62%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.91%	-20.49%	7.54%	18.43%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.77%	-32.70%	15.07%	18.82%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.77%	48.29%	3.17%	0.09%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.77%	42.56%	-10.63%	-10.18%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.96%	-13.07%	1.48%	2.78%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.77%	-18.11%	4.45%	8.66%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.41%	-40.82%	-5.90%	-1.71%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.77%	-12.00%	9.02%	12.18%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.81%	-11.48%	0.22%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.77%	-44.84%	0.46%	9.11%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.93%	5.06%	-24.90%	-27.27%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	4.54%	46.20%	0.95%	-2.30%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.82%	9.07%	-11.08%	-13.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.96%	34.84%	-15.29%	-17.30%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	17.36%	-10.20%	-12.80%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.85%	16.59%	-11.95%	-13.62%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.74%	-42.99%	-5.92%	5.95%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.77%	-27.56%	-0.20%	7.18%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.84%	-23.20%	-0.65%	9.34%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.77%	-34.14%	10.00%	14.37%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.89%	-61.04%	12.83%	25.36%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.71%	-30.26%	9.13%	15.27%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	-11.08%	6.60%	-2.75%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.77%	-27.40%	1.12%	4.29%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.77%	-26.52%	7.28%	8.88%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	-33.46%	0.69%	9.31%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.91%	-43.01%	-1.82%	10.44%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.86%	-39.77%	9.13%	18.65%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.67%	-28.35%	6.82%	11.04%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.67%	-2.55%	4.27%	9.37%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.67%	-22.62%	2.17%	6.15%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.67%	-5.22%	5.80%	9.46%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.67%	-29.90%	-0.20%	6.74%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.67%	-8.24%	3.47%	6.90%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.00%	15.67%	5.26%	4.41%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.77%	-36.25%	9.56%	13.38%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.77%	-25.85%	-1.05%	2.86%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.77%	-35.03%	1.76%	9.34%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.39%	0.73%	0.45%	0.23%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.77%	1.04%	6.28%	8.52%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	1.98%	-18.45%	-8.34%	-7.78%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	-38.66%	4.89%	11.40%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	-3.59%	6.77%	9.41%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	-12.69%	10.56%	15.35%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.95%	-4.78%	0.86%	0.66%
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.38%	-21.98%	-1.67%	1.02%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.10%	-7.61%	-1.97%	1.47%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	-4.95%	-2.32%	-0.78%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.18%	-11.50%	-0.76%	4.05%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	16.11%	4.38%	5.98%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	-16.14%	4.56%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-11.41%	2.69%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.83%	-9.12%	2.25%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-14.95%	4.08%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	-11.73%	1.53%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	-13.38%	1.62%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	-12.84%	1.79%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-13.07%	3.64%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.53%	-13.36%	3.85%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.33%	8.12%	4.01%	0.10%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	-14.30%	5.96%	8.41%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	-15.48%	8.57%	13.75%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	-14.90%	2.52%	4.52%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC	0.29%	-11.49%	8.08%	10.08%
Large Cap Value	Vanguard® VIF Equity Income Adviser: The Vanguard Group, Inc.; Wellington Management Company LLP	0.30%	-0.66%	8.51%	11.58%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	-18.23%	9.27%	12.40%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	-13.13%	(0.12)%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	-33.37%	8.55%	12.49%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.25%	-9.23%	2.27%	3.64%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Limited; Schroder Investment Management North America Inc.	0.41%	-30.12%	4.45%	7.58%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	-18.82%	7.18%	10.95%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	-15.93%	3.65%	6.14%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	-26.30%	3.69%	6.36%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	-5.72%	1.10%	1.44%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	-25.35%	4.53%	10.06%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	-13.21%	-0.10%	0.92%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	-16.01%	1.01%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	-19.59%	8.55%	11.92%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.18%	-26.09%	4.88%	6.92%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.27%	-30.33%	10.16%	15.67%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.95%	-9.52%	0.93%	2.31%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.18%	-18.61%	1.49%	1.31%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.02%	-30.58%	3.48%	5.50%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.37%	-25.41%	6.80%	10.19%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.48%	-25.25%	1.44%	3.24%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	-27.25%	3.98%	6.08%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.04%	-13.87%	0.37%	2.26%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.
A-19

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000098565

Prospectus
May 1, 2023

ELITEDESIGNS® II VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-10 2023/05/01
6915J (COMM)

ELITEDESIGNS® II VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns II Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2023
6915J (COMM)
32-69150-10 2023/05/01Protected by U.S. Patent No. 7,251,623 B1.

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
4

Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.35%	4.54%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,447.65	Highest Annual Cost: $4,604.58
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
6

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
•We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
The Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
7

This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
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Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	1.85%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%
1 This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge ranges from an annual rate of 0.25% to 0.65%, depending on the Subaccount, and is deducted daily. The mortality and expense risk charge is
1.20% but is reduced to 1.00% for Contract Values of $500,000 or more. The minimum mortality and expense risk charge of 1.00% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. See the discussion under “Mortality and Expense Risk Charge.” During the Annuity Period, the Base Contract Expenses range from a minimum of
0.55% to a maximum of 0.95%. The Base Contract Expenses in the table above do not reflect any applicable Platform Charge, which is an annual charge of 0.45% deducted from Contract Value invested in certain Subaccounts. We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.35%	4.54%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.35%	4.45%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2024.

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Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$6,297.52	$18,640.54	$30,654.97	$59,310.38
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,297.52	$18,640.54	$30,654.97	$59,310.38
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,180.64	$6,730.13	$11,542.64	$24,826.56
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,180.64	$6,730.13	$11,542.64	$24,826.56
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $47.8 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment
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performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the
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Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
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For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time,
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and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	1.20%
$500,000 or more	1.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company
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may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is as follows:
Subaccount	Administration Charge
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio	0.65%
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard®
VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard®
VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index,
Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF
Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF
Total Bond Market Index, Vanguard® VIF Total International Stock Market Index,
Vanguard® VIF Total Stock Market Index
0.65%
All other Subaccounts	0.25%
The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future. Any amount of the Administration Charge that exceeds 0.25% is sometimes called a Platform Fee.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the
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Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35%, on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may
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be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
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Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccount’s were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Rydex VIF Dow 2x Strategy	May 1, 2019
Rydex VIF Europe 1.25x Strategy	May 1, 2019
Rydex VIF Government Long Bond 1.2x Strategy	May 1, 2019
Rydex VIF Inverse Dow 2x Strategy	May 1, 2019
Rydex VIF Inverse Government Long Bond Strategy	May 1, 2019
Rydex VIF Inverse Mid-Cap Strategy	May 1, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	May 1, 2019
Rydex VIF Inverse Russell 2000® Strategy	May 1, 2019
Rydex VIF Inverse S&P 500 Strategy	May 1, 2019
Rydex VIF Japan 2x Strategy	May 1, 2019
Rydex VIF Mid-Cap 1.5x Strategy	May 1, 2019
Rydex VIF NASDAQ-100® 2x Strategy	May 1, 2019
Rydex VIF Nova	May 1, 2019
Rydex VIF Russell 2000® 1.5x Strategy	May 1, 2019
Rydex VIF Russell 2000® 2x Strategy	May 1, 2019
Rydex VIF S&P 500 2x Strategy	May 1, 2019
Rydex VIF Strengthening Dollar 2x Strategy	May 1, 2019
Rydex VIF Weakening Dollar 2x Strategy	May 1, 2019
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The
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Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
The Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy closed on May 1, 2019. If you had Contract Value allocated to these Subaccounts at the time that it closed, your Contract Value will remain invested in that Subaccount. You may transfer Contract Value from these Subaccounts, but you will not be able to allocate Purchase Payments or transfer Contract Value to these Subaccounts.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or
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Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
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Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
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In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth[1]	30 days
Allspring International Equity VT, Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value, American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value, American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Core
Equity, Delaware Ivy VIP Energy, Delaware Ivy VIP Global Growth, Delaware Ivy VIP
Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity,
Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP
Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small
Cap Growth, Delaware Ivy VIP Smid Cap Core, Delaware Ivy VIP Value, Delaware VIP
Global Value Equity, Delaware VIP Real Estate Securities
60 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF MultiHedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Small Cap®,
Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy[3],
Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe
1.25x Strategy[3], Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x
Strategy[3], Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet,
Rydex VIF Inverse Dow 2x Strategy[3], Rydex VIF Inverse Government Long Bond
Strategy[3], Rydex VIF Inverse Mid-Cap Strategy[3], Rydex VIF Inverse NASDAQ-100®
Strategy[3], Rydex VIF Inverse Russell 2000® Strategy[3], Rydex VIF Inverse S&P 500
Strategy[3], Rydex VIF Japan 2x Strategy[3], Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x
Strategy[3], Rydex VIF NASDAQ-100® Strategy[3], Rydex VIF Nova[3], Rydex VIF Precious
Metals, Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000 1.5x
Strategy[3], Rydex VIF Russell 2000® 2x Strategy[3], Rydex VIF S&P 500 2x Strategy[3], Rydex
VIF S&P 500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400
Pure Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy[3], Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy[3]
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[4], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond
1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy,
Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF
Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x
Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF
Weakening Dollar 2x Strategy Subaccounts only if you had Contract Value allocated to that Subaccount on May 1, 2019.
4
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future.
26

You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
27

•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.00% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.00% and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount) are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any
28

announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
29

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
30

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.35%
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax.
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 73. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
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If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
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Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal
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penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
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Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
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Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation (for 2023).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($116,000 to $136,000 for a married couple filing a joint return and $73,000 to $83,000 for a single taxpayer in 2023). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $218,000 to $228,000 (for 2023). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches age 73 (70½ for individuals who reached age 70½ before January 1, 2020; 72 for individuals who reached age 72 between January 1, 2020 and December 31, 2022), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $138,000 to $153,000 in adjusted gross income for 2023 ($218,000 to $228,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may
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be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld
45

on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal
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proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2022, 2021, and 2020, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them or as a percentage of Contract Value on an ongoing basis. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) or 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary
49

commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2022 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Advanced Advisor Group LLC; American General Securities Inc./SagePoint Financial, Inc.; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Royal Alliance Associates, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=82&prodID=52&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.05%	N/A	-15.82%	3.62%	9.06%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.85%	N/A	-4.42%	7.82%	11.10%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	0.93%	N/A	-27.17%	7.72%	9.99%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.08%	N/A	-18.68%	-0.10%	3.07%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	N/A	-17.57%	3.83%	7.53%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	N/A	-11.20%	0.37%	0.70%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	N/A	-8.69%	6.84%	11.08%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	N/A	-36.69%	7.15%	11.60%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.90%	N/A	-38.65%	8.34%	11.23%
International Equity	Allspring International Equity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.49%	N/A	-11.88%	-1.15%	3.39%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	N/A	-20.81%	7.86%	10.68%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	N/A	-37.20%	7.28%	10.96%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.32%	N/A	17.32%	3.38%	N/A
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc.	0.96%	N/A	-12.83%	6.59%	10.37%
Inflation- Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.77%	N/A	-13.08%	1.38%	0.67%
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc.	1.35%	N/A	-24.86%	2.16%	4.78%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.01%	N/A	-1.38%	6.61%	10.84%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	N/A	0.31%	7.68%	10.41%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	N/A	-13.66%	5.06%	7.87%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management CompanySM	0.97%	N/A	-17.84%	-2.01%	-0.70%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.02%	N/A	-24.92%	6.80%	9.92%
Global Equity	American Funds IS® Global Small Capital- ization – Class 4 Adviser: Capital Research and Management CompanySM	1.20%	N/A	-29.69%	2.54%	6.58%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	N/A	-30.11%	10.86%	13.38%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.78%	N/A	-16.71%	7.56%	11.28%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	N/A	-21.02%	-1.29%	3.67%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.05%	N/A	-15.52%	0.35%	3.37%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	N/A	-10.16%	-0.11%	0.75%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management CompanySM	1.14%	N/A	-22.25%	2.07%	4.02%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.87%	N/A	-20.16%	8.22%	11.56%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.11%	N/A	-5.12%	6.15%	9.27%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	N/A	-37.81%	7.41%	11.35%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	-4.10%	7.11%	9.85%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.15%	N/A	-16.07%	3.25%	4.81%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	N/A	-10.56%	2.35%	3.85%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	N/A	-38.25%	7.24%	11.89%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	N/A	-16.65%	5.29%	10.20%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	N/A	-46.52%	4.83%	10.90%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.51%	N/A	-18.52%	8.87%	12.00%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.08%	N/A	-18.26%	10.03%	10.82%
Global Allocation	Delaware Ivy VIP Asset Strategy - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.01%	N/A	-14.71%	4.32%	4.46%
Balanced/Asset Allocation	Delaware Ivy VIP Balanced - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.07%	N/A	-16.10%	5.57%	7.05%
Large Cap Growth	Delaware Ivy VIP Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	N/A	-17.33%	10.15%	11.44%
Specialty-Sector	Delaware Ivy VIP Energy – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.23%	N/A	50.41%	-1.66%	-0.39%
Global Equity	Delaware Ivy VIP Global Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.24%	N/A	-17.49%	6.72%	7.60%
Large Cap Growth	Delaware Ivy VIP Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.00%	N/A	-27.24%	11.53%	13.96%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
High Yield Bond	Delaware Ivy VIP High Income – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.92%	N/A	-11.12%	1.70%	3.56%
International Equity	Delaware Ivy VIP International Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	N/A	-14.32%	0.45%	4.80%
Short Term Bond	Delaware Ivy VIP Limited-Term Bond – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.82%	N/A	-4.20%	0.84%	0.88%
Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	N/A	-30.78%	10.59%	11.39%
Specialty-Sector	Delaware Ivy VIP Natural Resources – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.25%	N/A	17.72%	1.98%	0.23%
Specialty-Sector	Delaware Ivy VIP Science and Technology – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	N/A	-31.83%	8.53%	12.18%
Small Cap Growth	Delaware Ivy VIP Small Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	N/A	-26.83%	4.38%	8.83%
Small Cap Blend	Delaware Ivy VIP Smid Cap Core – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.22%	N/A	-14.84%	4.14%	9.25%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Value	Delaware Ivy VIP Value – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	N/A	-4.90%	8.31%	10.40%
Global Equity	Delaware VIP Global Value Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.07%	N/A	-11.32%	3.08%	7.21%
Specialty-Sector	Delaware VIP Real Estate Securities – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited	1.38%	N/A	-24.87%	4.20%	6.41%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	0.45%	-13.68%	6.13%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	0.45%	-6.33%	-0.06%	0.76%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.45%	0.45%	-10.96%	4.47%	N/A
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	0.45%	-17.64%	0.52%	6.02%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	0.45%	-3.46%	1.48%	4.49%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	0.45%	-1.16%	0.70%	0.58%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	0.45%	-4.88%	5.67%	10.71%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	0.45%	-4.21%	7.48%	11.05%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.56%	N/A	-10.35%	-0.64%	2.89%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.66%	N/A	-22.56%	0.82%	6.81%
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.76%	N/A	-30.91%	9.51%	12.95%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.93%	N/A	-15.73%	8.26%	12.24%
Large Cap Value	DWS CROCI® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.79%	N/A	-15.67%	1.99%	5.59%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.38%	N/A	-24.22%	-0.51%	4.46%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.90%	N/A	-9.38%	2.21%	3.37%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.66%	N/A	-28.71%	0.44%	4.69%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.87%	N/A	-16.14%	1.77%	6.84%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	N/A	-2.74%	1.92%	2.51%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.91%	N/A	-12.55%	-0.84%	0.23%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	N/A	-11.92%	1.35%	3.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.72%	N/A	-18.19%	6.93%	8.63%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	N/A	-26.49%	8.39%	11.15%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.73%	N/A	-18.45%	4.40%	8.66%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	N/A	-20.37%	1.46%	4.35%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.77%	N/A	-5.17%	8.58%	11.30%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.88%	N/A	-38.32%	12.80%	14.81%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.97%	N/A	-11.67%	0.86%	2.71%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	N/A	-18.42%	9.03%	12.17%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.65%	N/A	-13.21%	0.38%	1.28%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	N/A	-14.97%	5.68%	9.69%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.02%	N/A	-24.68%	2.35%	5.48%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.89%	N/A	-27.69%	1.45%	4.85%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	N/A	-11.52%	1.09%	2.20%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.97%	N/A	-39.96%	6.45%	9.88%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.13%	N/A	-6.81%	8.11%	10.35%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.71%	N/A	-5.47%	4.30%	5.51%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	N/A	-36.54%	7.01%	10.43%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.18%	N/A	-4.75%	3.66%	6.60%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	N/A	-7.43%	3.15%	6.73%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	N/A	-10.57%	10.04%	11.86%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.92%	N/A	-10.06%	5.48%	9.09%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.21%	N/A	-33.69%	7.07%	9.91%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.12%	N/A	-10.75%	-0.07%	1.30%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.76%	N/A	-9.75%	-0.58%	0.06%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.25%	N/A	-13.72%	0.28%	3.65%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.05%	N/A	-6.57%	6.61%	9.14%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.51%	N/A	-26.30%	8.74%	10.54%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	N/A	-10.23%	8.24%	9.74%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.20%	N/A	-19.64%	4.08%	8.93%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.07%	N/A	-32.68%	8.89%	12.10%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.11%	N/A	-1.17%	7.17%	10.52%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.29%	N/A	-0.85%	1.64%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.01%	N/A	11.28%	2.54%	1.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.28%	N/A	-9.70%	1.30%	3.48%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	N/A	-1.32%	7.14%	10.53%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.78%	N/A	-14.39%	0.43%	3.74%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.08%	N/A	-16.57%	3.65%	6.08%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.72%	N/A	-3.40%	2.25%	2.25%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	N/A	-3.74%	5.19%	7.85%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.13%	N/A	-1.86%	6.91%	9.70%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.31%	N/A	-20.67%	8.01%	11.89%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.33%	N/A	-30.69%	9.52%	13.27%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.28%	N/A	-27.78%	5.98%	10.32%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.53%	N/A	-26.61%	3.05%	9.37%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	0.92%	N/A	-16.15%	0.15%	2.48%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.10%	N/A	-9.12%	5.64%	7.59%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.43%	N/A	-27.17%	-0.01%	3.99%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	-31.30%	7.39%	11.35%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	-2.86%	6.32%	8.60%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.48%	N/A	-14.52%	1.94%	3.29%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	0.85%	7.76%	10.74%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	N/A	-20.75%	5.92%	8.03%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	-31.13%	8.36%	11.55%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.57%	N/A	-12.06%	8.51%	11.69%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	N/A	-7.71%	5.35%	8.12%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.16%	N/A	-18.50%	1.26%	4.15%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	N/A	-31.94%	2.59%	7.59%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd	1.23%	N/A	-22.16%	1.42%	5.41%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	N/A	-25.14%	-1.16%	2.22%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	N/A	-11.71%	-1.53%	0.38%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	N/A	-10.58%	-0.39%	0.17%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	-6.00%	5.77%	9.87%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.21%	N/A	-13.54%	8.03%	9.96%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.13%	N/A	-9.55%	1.10%	2.67%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	N/A	-14.45%	4.82%	7.72%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.12%	N/A	-16.04%	6.74%	10.60%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	N/A	-20.73%	5.27%	8.05%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	N/A	-16.15%	9.35%	13.10%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	N/A	-33.73%	9.48%	12.72%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.91%	N/A	-5.77%	4.49%	8.25%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	N/A	-8.84%	5.20%	3.72%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.81%	N/A	-30.06%	7.90%	11.16%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	N/A	-12.80%	1.01%	3.65%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.30%	N/A	-35.98%	8.23%	10.86%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.01%	N/A	-13.55%	8.60%	11.21%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.21%	N/A	-11.98%	4.94%	8.82%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	N/A	-9.44%	6.19%	9.80%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	N/A	-32.53%	5.80%	9.44%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	N/A	-11.21%	4.06%	7.81%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	N/A	-14.05%	-0.23%	1.10%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Investment Advisors Corporation	0.80%	N/A	-12.73%	-0.11%	0.83%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Investment Advisors Corporation	1.11%	N/A	-19.56%	3.79%	9.29%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Investment Advisors Corporation	1.02%	N/A	-18.89%	9.97%	12.93%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.07%	N/A	-19.94%	-3.26%	-0.27%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.09%	N/A	-7.44%	1.83%	3.54%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	-10.78%	1.32%	2.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	-19.45%	11.67%	13.01%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.24%	N/A	-17.80%	2.43%	4.42%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	N/A	-23.75%	2.77%	7.56%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	-16.69%	8.18%	11.15%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	N/A	-29.99%	7.53%	9.71%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	N/A	-17.43%	8.62%	11.41%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	N/A	-9.84%	4.91%	7.07%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	N/A	-14.18%	-0.08%	1.13%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	0.48%	8.73%	8.35%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.49%	N/A	-18.81%	-2.27%	0.02%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.47%	N/A	-25.13%	-2.77%	0.54%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	N/A	-13.17%	4.59%	7.17%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	N/A	-12.88%	2.80%	4.90%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.94%	N/A	-11.82%	0.54%	1.74%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	N/A	-13.25%	3.84%	6.32%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	N/A	-12.54%	1.77%	3.36%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.93%	N/A	-18.45%	7.40%	10.89%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	0.675%	N/A	-11.87%	3.12%	3.15%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.60%	N/A	8.66%	6.94%	-1.66%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.14%	N/A	-15.80%	-0.95%	0.87%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.06%	N/A	-11.09%	-1.02%	-0.41%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.31%	N/A	-18.40%	3.43%	3.02%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.86%	N/A	-10.38%	1.78%	3.42%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	N/A	-19.06%	-3.23%	-1.71%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	N/A	-5.84%	-0.02%	0.32%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	N/A	-11.99%	1.86%	0.80%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.71%	N/A	-0.25%	1.16%	1.25%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	N/A	-14.39%	-0.28%	0.82%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.80%	N/A	-14.45%	0.04%	1.43%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.03%	N/A	-7.94%	5.62%	10.17%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.42%	N/A	-11.43%	0.89%	3.12%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	N/A	-12.83%	0.44%	1.71%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.94%	N/A	-15.77%	9.50%	12.55%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.09%	N/A	-2.35%	-0.17%	1.70%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; Putnam Advisory Company, LLC	1.15%	N/A	-16.03%	3.14%	6.53%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.99%	N/A	-11.60%	1.39%	3.22%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.86%	N/A	-13.81%	-0.51%	1.16%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.91%	N/A	-30.50%	10.60%	13.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	N/A	-3.13%	9.26%	11.76%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.23%	N/A	-28.30%	7.48%	9.02%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.30%	N/A	-7.60%	2.01%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.77%	N/A	-17.02%	1.02%	6.71%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.77%	N/A	-9.65%	5.92%	5.71%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.77%	N/A	-13.31%	3.79%	10.76%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.88%	N/A	22.88%	5.33%	-4.49%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.77%	N/A	-0.91%	4.86%	8.62%
Specialty	Rydex VIF Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	-20.49%	7.54%	18.43%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.77%	N/A	-32.70%	15.07%	18.82%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.77%	N/A	48.29%	3.17%	0.09%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.77%	N/A	42.56%	-10.63%	-10.18%
International Equity	Rydex VIF Europe 1.25x Strategy[2] Adviser: Security Investors, LLC	1.96%	N/A	-13.07%	1.48%	2.78%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.77%	N/A	-18.11%	4.45%	8.66%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy[2] Adviser: Security Investors, LLC	1.41%	N/A	-40.82%	-5.90%	-1.71%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.77%	N/A	-12.00%	9.02%	12.18%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.81%	N/A	-11.48%	0.22%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.77%	N/A	-44.84%	0.46%	9.11%
Specialty	Rydex VIF Inverse Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.93%	N/A	5.06%	-24.90%	-27.27%
Specialty	Rydex VIF Inverse Government Long Bond Strategy[2] Adviser: Security Investors, LLC	4.54%	N/A	46.20%	0.95%	-2.30%
Specialty	Rydex VIF Inverse Mid-Cap Strategy[2] Adviser: Security Investors, LLC	1.82%	N/A	9.07%	-11.08%	-13.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy[2] Adviser: Security Investors, LLC	1.96%	N/A	34.84%	-15.29%	-17.30%
Specialty	Rydex VIF Inverse Russell 2000® Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	17.36%	-10.20%	-12.80%
Specialty	Rydex VIF Inverse S&P 500 Strategy[2] Adviser: Security Investors, LLC	1.85%	N/A	16.59%	-11.95%	-13.62%
International Equity	Rydex VIF Japan 2x Strategy[2] Adviser: Security Investors, LLC	1.74%	N/A	-42.99%	-5.92%	5.95%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.77%	N/A	-27.56%	-0.20%	7.18%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy[2] Adviser: Security Investors, LLC	1.84%	N/A	-23.20%	-0.65%	9.34%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.77%	N/A	-34.14%	10.00%	14.37%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	-61.04%	12.83%	25.36%
Large Cap Blend	Rydex VIF Nova[2] Adviser: Security Investors, LLC	1.71%	N/A	-30.26%	9.13%	15.27%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	N/A	-11.08%	6.60%	-2.75%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.77%	N/A	-27.40%	1.12%	4.29%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.77%	N/A	-26.52%	7.28%	8.88%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy[2] Adviser: Security Investors, LLC	1.94%	N/A	-33.46%	0.69%	9.31%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	-43.01%	-1.82%	10.44%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy[2] Adviser: Security Investors, LLC	1.86%	N/A	-39.77%	9.13%	18.65%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.67%	N/A	-28.35%	6.82%	11.04%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.67%	N/A	-2.55%	4.27%	9.37%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.67%	N/A	-22.62%	2.17%	6.15%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.67%	N/A	-5.22%	5.80%	9.46%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.67%	N/A	-29.90%	-0.20%	6.74%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.67%	N/A	-8.24%	3.47%	6.90%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	2.00%	N/A	15.67%	5.26%	4.41%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.77%	N/A	-36.25%	9.56%	13.38%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.77%	N/A	-25.85%	-1.05%	2.86%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.77%	N/A	-35.03%	1.76%	9.34%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.39%	N/A	0.73%	0.45%	0.23%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.77%	N/A	1.04%	6.28%	8.52%
Specialty	Rydex VIF Weakening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	1.98%	N/A	-18.45%	-8.34%	-7.78%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	-38.66%	4.89%	11.40%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	-3.59%	6.77%	9.41%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	N/A	-12.69%	10.56%	15.35%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.95%	N/A	-4.78%	0.86%	0.66%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.38%	N/A	-21.98%	-1.67%	1.02%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.10%	N/A	-7.61%	-1.97%	1.47%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	N/A	-4.95%	-2.32%	-0.78%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.18%	N/A	-11.50%	-0.76%	4.05%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	N/A	16.11%	4.38%	5.98%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	-16.14%	4.56%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	-11.41%	2.69%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.83%	N/A	-9.12%	2.25%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	-14.95%	4.08%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	N/A	-11.73%	1.53%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	N/A	-13.38%	1.62%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	-12.84%	1.79%	N/A

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	-13.07%	3.64%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.53%	N/A	-13.36%	3.85%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.33%	N/A	8.12%	4.01%	0.10%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	0.45%	-14.30%	5.96%	8.41%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	0.45%	-15.48%	8.57%	13.75%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	-14.90%	2.52%	4.52%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC	0.29%	0.45%	-11.49%	8.08%	10.08%
Large Cap Value	Vanguard® VIF Equity Income Adviser: The Vanguard Group, Inc.; Wellington Management Company LLP	0.30%	0.45%	-0.66%	8.51%	11.58%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	-18.23%	9.27%	12.40%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	-13.13%	(0.12)%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	0.45%	-33.37%	8.55%	12.49%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.25%	0.45%	-9.23%	2.27%	3.64%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Limited; Schroder Investment Management North America Inc.	0.41%	0.45%	-30.12%	4.45%	7.58%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	0.45%	-18.82%	7.18%	10.95%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	0.45%	-15.93%	3.65%	6.14%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	0.45%	-26.30%	3.69%	6.36%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	0.45%	-5.72%	1.10%	1.44%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	0.45%	-25.35%	4.53%	10.06%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	-13.21%	-0.10%	0.92%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	0.45%	-16.01%	1.01%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	-19.59%	8.55%	11.92%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.18%	N/A	-26.09%	4.88%	6.92%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.27%	N/A	-30.33%	10.16%	15.67%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.95%	N/A	-9.52%	0.93%	2.31%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.18%	N/A	-18.61%	1.49%	1.31%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.02%	N/A	-30.58%	3.48%	5.50%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.37%	N/A	-25.41%	6.80%	10.19%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.48%	N/A	-25.25%	1.44%	3.24%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2022)
				1 Year	5 Year	10 Year
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	N/A	-27.25%	3.98%	6.08%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.04%	N/A	-13.87%	0.37%	2.26%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000126289

Prospectus
May 1, 2023

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69152-00 2023/05/01
6915

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2023
6915
32-69152-00 2023/05/01Protected by U.S. Patent No. 7,251,623 B1.

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
4

Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any applicable withdrawal charges and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
At the time of purchase of the Contract, you may select a 0-Year or 5-Year withdrawal charge schedule. The Company may assess a withdrawal charge on a full or partial withdrawal, including systematic withdrawals, depending on the schedule that you select. If you select the 5-year schedule, the withdrawal charge assessed could be up to 5% of the portion of any withdrawal consisting of Purchase Payments, excluding any Credit Enhancements.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $5,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	4.54%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.10%	0.75%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets. 3 As a percentage of Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $345.45	Highest Annual Cost: $4,284.42
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
6

	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of certain optional benefits by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit Benefits Under the Contract – Extra Credit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
7

	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the withdrawal charge (if the 5-Year withdrawal schedule is selected) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. In general, optional benefits (e.g., Return of Premium Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Return of Premium Death Benefit Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
8

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (this rider is no longer available). For an additional charge, and pursuant to certain conditions, we offered you the ability to receive guaranteed minimum fixed annuity payments when you annuitize, regardless of the performance of your investment allocations.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on 3% of any Purchase Payments you make during the first Contract Year.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)[1]	5%
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. You must select a 0-year or 5-year withdrawal charge schedule at the time you purchase the Contract. If you purchase the Contract with the 5-year schedule, the amount of the charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, made in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. If you select the 0-year schedule, the Company will not assess a withdrawal charge. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
9

Annual Contract Expenses
	Charge
Administrative Expenses	None
Base Contract Expenses[1] (as a percentage of average Contract Value)	Maximum (0-Year)	Maximum (5-Year)
	0.45%	0.25%
Riders Currently Available for Purchase with the Contract[2]
Return of Premium Death Benefit*	0.10%
3% Extra Credit Rider[3]	0.40%
Riders Available for Purchase ONLY Prior to February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to
Subaccounts we add in the future. If you purchase the Contract with the 0-Year withdrawal charge schedule, the mortality and expense risk charge is equal to an annual rate of 0.20% and is deducted daily. The mortality and expense risk charge is reduced to 0.00% for Contract
Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract
Value on a monthly basis. If you purchase the Contract with the 5-Year withdrawal charge schedule, there is no mortality and expense risk charge. During the Annuity Period, the mortality and expense risk charge is 0.30%, regardless of the withdrawal charge schedule selected.
Thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amounts described above. See the discussion under
Base Contract Expenses – “Mortality and Expense Risk Charge” and Base Contract Expenses – “Administration Charge” later in this
Prospectus.
2
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
3
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	4.54%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	4.45%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2024.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
10

Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,482.59	$20,467.81	$30,282.68	$57,350.48
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$6,008.59	$17,838.96	$29,424.53	$57,350.48
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$6,201.31	$18,374.20	$30,247.07	$58,664.76
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$6,222.04	$8,020.78	$9,760.63	$19,110.33
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$1,637.29	$5,080.26	$8,760.63	$19,110.33
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$1,838.87	$5,694.46	$9,799.96	$21,265.97
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $47.8 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting
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the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
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One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
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Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. However, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, as described below.
You may select a 0-Year or 5-Year withdrawal charge schedule at the time of purchase of the Contract. Whether we assess a withdrawal charge and a mortality and expense risk charge will depend on the schedule that you select. You may not change the withdrawal charge schedule after the Contract has been issued. Please see the discussion under “Mortality and Expense Risk Charge” below.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
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If you select the 5-year schedule, the withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts and free advisory fee withdrawals do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
0-Year Schedule		5-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	5%
		2	4%
		3	3%
		4	2%
		5	1%
		6 and over	0%
The Company will deduct any withdrawal charge from the withdrawal payment, unless you request that the charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. If the Company deducts the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge. If the Company deducts the withdrawal charge from your remaining Contract Value, the amount of the withdrawal will be increased by an amount sufficient to pay any withdrawal charges associated with the withdrawal request, plus withdrawal charges associated with the additional amount withdrawn to cover such charges. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 5% of Purchase Payments paid under the Contract if you select the 5-year schedule. If you select the 0-year schedule, the Company will not assess a withdrawal charge. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) annuity payments under options that provide for payments for life, or a period of at least seven years; or (3) withdrawals made to pay the fees of your registered investment adviser. The Company will assess any withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i) The Owner purchases the Contract with the 5-Year withdrawal charge schedule
(ii) A withdrawal of $20,000 is requested in Contract Year 2
(iii) The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $400, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 4% = $400
The $400 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,600 ($20,000 - $400).
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If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $416.67, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (4% / (1 - 4%))
$10,000 x (4% / 96%)
$10,000 x 4.17% = $416.67
The $416.67 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,416.67 ($20,000 + $416.67) and the Owner receives a total payment of $20,000.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including
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fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
In addition, any withdrawal to pay investment advisory fees will reduce your Contract Value. If you elect the Return of Premium Death Benefit Rider, any withdrawal to pay your investment advisory fees will reduce your potential death benefit, perhaps significantly. See “Benefits Under the Contract—Return of Premium Death Benefit” and “The Contract —Full and Partial Withdrawals.” If you elect the 3% Extra Credit Rider, we may recapture all or part of any Credit Enhancement that has not yet vested if you make a withdrawal to pay investment advisory fees (unless your adviser has entered into a variable annuity adviser agreement with us). If you elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider, withdrawals to pay investment advisory fees count against the Annual Limit; withdrawals in excess of the Annual Limit will result in a proportional reduction in the Guaranteed Minimum Income Benefit.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets, in lieu of the amounts above and regardless of the withdrawal charge schedule selected. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% for the 0-Year withdrawal charge schedule or 0.00% for the 5-Year withdrawal charge schedule (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
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Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company made each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Return of Premium Death Benefit Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.
As noted in the table, certain riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010, please see Appendix B – Riders Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract
Return of Premium Death Benefit*	0.10%
3% Extra Credit[1]	0.40%
Riders Available For Purchase ONLY Prior To February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and
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expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit or the Guaranteed Minimum Income Benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
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Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the
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Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount, (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
PIMCO VIT Low Duration – Administrative Class	April 4, 2011
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
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•
If you allocate a Purchase Payment to the PIMCO VIT Low Duration Subaccount – Administrative Class, we will allocate the applicable portion of the Purchase Payment to a Subaccount that invests in the Advisor Class of the PIMCO VIT Low Duration Subaccount. The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation
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automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts
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issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Allspring International Equity VT, Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value, American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value, American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Core
Equity, Delaware Ivy VIP Energy, Delaware Ivy VIP Global Growth, Delaware Ivy VIP
Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity,
Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP
Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small
Cap Growth, Delaware Ivy VIP Smid Cap Core, Delaware Ivy VIP Value, Delaware VIP
Global Value Equity, Delaware VIP Real Estate Securities
60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global
Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities,
Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. Main Street Small
Cap®, Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
27

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse MidCap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Clarion Global Real Estate Portfolio, VY CBRE Clarion Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has
28

adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying
29

Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
30

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.00% or 0.20% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.00% or 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than five years and the Company issued the Contract with a 5-year withdrawal charge schedule) and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be
31

imposed by various states and municipalities. See “Contingent Deferred Sales Charge” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) will be deducted from the requested payment amount as will any premium tax charge and/or a percentage of Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge or premium tax charge and unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit."
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain
32

circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any CDSC Credit and/or Credit Enhancements) or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or CDSC Credit.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
33

If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will
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designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10%
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax and if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (unless the death benefit is the Contract
Value).
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
•If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available only if the Owner was age 80 or younger on the Contract
Date.

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Optional Benefit (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.75%
•The Company credits a maximum rate of 3%, not 6%, for amounts allocated to Rydex VIF U.S. Government Money Market
Subaccount.
•We may add new Subaccounts in the future that will earn only the
3% rate.
•You may not exercise this benefit until the 10th Contract
anniversary or later.
•Certain fixed annuity payments can only be elected on the 10th anniversary date of the rider and not available thereafter.
•Available only if the age of the Annuitant was 79 or younger on the
Contract Date.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual
amount of the withdrawal.

Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
•
Return of Premium Death Benefit;
•
Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of each rider below.
For information on a rider that is no longer available for purchase, please see Appendix B – Rider Available for Purchase Only Prior to February 1, 2010.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you
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take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due or recapture Credit Enhancements that were applied within 12 months of the date of the Owner’s death.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Extra Credit — For an additional charge, as reflected in the Fee Table, under this rider, we will add a bonus, or “Credit Enhancement,” to your Contract Value equal to 3% of each Purchase Payment you make during the first Contract Year.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $3,000 ($100,000 x 3%). Thus, the Contract Value at issue would be $103,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $51,500, the amount of the $50,000 Purchase Payment plus $1,500 ($50,000 x 3%).
There are several important points for you to consider before purchasing this rider:
•
As discussed below, we will recapture all or part of any Credit Enhancement that has not yet vested if you make a full or partial withdrawal.
•
We may exclude all or part of any Credit Enhancements from death benefit proceeds. See “Death Benefit” and “Return of Premium Death Benefit.”
•
If you elect this rider, you must select an Annuity Start Date that is at least seven years after the effective date of the rider. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 63 at issue and will be required to annuitize the Contract at age 70½ to meet federal minimum distribution requirements for IRAs.
•
We expect to make a profit from the charge for this rider, and we pay for the Credit Enhancements through the rider charge and recapture of Credit Enhancements under the vesting schedule.
•
We will allocate any Credit Enhancement among the Subaccounts in the same proportion as your Purchase Payment.
What happens if I return the Contract? If you exercise your right to return the Contract during the Free-Look period, we will reduce your Contract Value by the value of any Credit Enhancements applied. See “Free-Look Right.”
What happens if I make withdrawals? If you make a full or partial withdrawal, we will recapture all or part of any Credit Enhancement that has not yet “vested.” An amount equal to 1/7 of each Credit Enhancement will vest as of each Contract anniversary and the Credit Enhancement will be fully vested at the end of seven Contract Years.
We will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount available under the Contract. In addition,
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the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. See “Contingent Deferred Sales Charge.”
The amount we will recapture upon withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. As of the date of the withdrawal, this percentage equals:
1.
The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal amount, divided by
2.
Contract Value immediately prior to the withdrawal.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $5,250 ($175,000 x 3%). Thus, the Contract Value at issue would be $180,250.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $5,250 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$5,250
2	$750	$4,500
3	$1,500	$3,750
4	$2,250	$3,000
5	$3,000	$2,250
6	$3,750	$1,500
7	$4,500	$750
8	$5,250	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount - Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)
($20,000 - $10,000)	x	$3,750	=	$389.61
($100,000 - $3,750)
How do I know if this rider is right for me? The Extra Credit Rider would make sense for you only if:
•
you do not expect to make Purchase Payments to the Contract after the first Contract Year, and
•
you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed -5.00%.
This return represents the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The return is net of Contract and Underlying Fund expenses. This means that you would need to earn the return above plus the amount of applicable expenses to break even on the rider.
The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the
40

applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
What this all means is:
•
if your actual returns are greater than the amount set forth above and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider.
•
if your actual returns are less, or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider.
•
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Are there age restrictions on purchasing this rider? The Owner must be 80 or younger on the Contract Date.
Rider Available for Purchase Only Prior to February 1, 2010 — A rider previously offered with the Contract is no longer available for purchase. Please refer to Appendix B – Rider Available For Purchase Only Prior To February 1, 2010 for a description of this rider.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to
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quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66
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2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
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The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 73. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
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Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event
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of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax
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advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to
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tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
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Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to
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providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions
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must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation (for 2023).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the
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individual’s adjusted gross income for the year ($116,000 to $136,000 for a married couple filing a joint return and $73,000 to $83,000 for a single taxpayer in 2023). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $218,000 to $228,000 (for 2023). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 73 (70½ if the owner reached age 70½ before January 1, 2020; 72 if the owner reached age 72 between January 1, 2020 and December 31, 2022)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $138,000 to $153,000 in adjusted gross income for 2023 ($218,000 to $228,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death
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distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
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Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number
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of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the
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reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
56

SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2022, 2021, and 2020, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.15% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2022 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Advanced Advisor Group LLC; American General Securities Inc./SagePoint Financial, Inc.; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Royal Alliance Associates, Inc.; and Securities America, Inc.
57

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
58

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=53&prodID=52&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.05%	-15.82%	3.62%	9.06%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.85%	-4.42%	7.82%	11.10%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	0.93%	-27.17%	7.72%	9.99%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.08%	-18.68%	-0.10%	3.07%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-17.57%	3.83%	7.53%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	-11.20%	0.37%	0.70%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	-8.69%	6.84%	11.08%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	-36.69%	7.15%	11.60%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.90%	-38.65%	8.34%	11.23%
International Equity	Allspring International Equity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.49%	-11.88%	-1.15%	3.39%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	-20.81%	7.86%	10.68%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	-37.20%	7.28%	10.96%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.32%	17.32%	3.38%	N/A
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc.	0.96%	-12.83%	6.59%	10.37%
Inflation- Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.77%	-13.08%	1.38%	0.67%
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc.	1.35%	-24.86%	2.16%	4.78%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.01%	-1.38%	6.61%	10.84%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	0.31%	7.68%	10.41%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	-13.66%	5.06%	7.87%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management CompanySM	0.97%	-17.84%	-2.01%	-0.70%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.02%	-24.92%	6.80%	9.92%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management CompanySM	1.20%	-29.69%	2.54%	6.58%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management CompanySM	0.84%	-30.11%	10.86%	13.38%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.78%	-16.71%	7.56%	11.28%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-21.02%	-1.29%	3.67%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management CompanySM	1.05%	-15.52%	0.35%	3.37%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management CompanySM	0.90%	-10.16%	-0.11%	0.75%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management CompanySM	1.14%	-22.25%	2.07%	4.02%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.87%	-20.16%	8.22%	11.56%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.11%	-5.12%	6.15%	9.27%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	-37.81%	7.41%	11.35%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	-4.10%	7.11%	9.85%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.15%	-16.07%	3.25%	4.81%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	-10.56%	2.35%	3.85%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.18%	-38.25%	7.24%	11.89%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	-16.65%	5.29%	10.20%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	-46.52%	4.83%	10.90%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.51%	-18.52%	8.87%	12.00%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.08%	-18.26%	10.03%	10.82%
Global Allocation	Delaware Ivy VIP Asset Strategy - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.01%	-14.71%	4.32%	4.46%
Balanced/Asset Allocation	Delaware Ivy VIP Balanced - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.07%	-16.10%	5.57%	7.05%
Large Cap Growth	Delaware Ivy VIP Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	-17.33%	10.15%	11.44%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Delaware Ivy VIP Energy – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.23%	50.41%	-1.66%	-0.39%
Global Equity	Delaware Ivy VIP Global Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.24%	-17.49%	6.72%	7.60%
Large Cap Growth	Delaware Ivy VIP Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.00%	-27.24%	11.53%	13.96%
High Yield Bond	Delaware Ivy VIP High Income – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.92%	-11.12%	1.70%	3.56%
International Equity	Delaware Ivy VIP International Core Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	-14.32%	0.45%	4.80%
Short Term Bond	Delaware Ivy VIP Limited-Term Bond – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.82%	-4.20%	0.84%	0.88%
Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	-30.78%	10.59%	11.39%
Specialty-Sector	Delaware Ivy VIP Natural Resources – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.25%	17.72%	1.98%	0.23%
Specialty-Sector	Delaware Ivy VIP Science and Technology – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.17%	-31.83%	8.53%	12.18%
Small Cap Growth	Delaware Ivy VIP Small Cap Growth – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.18%	-26.83%	4.38%	8.83%
Small Cap Blend	Delaware Ivy VIP Smid Cap Core – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.22%	-14.84%	4.14%	9.25%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	Delaware Ivy VIP Value – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.01%	-4.90%	8.31%	10.40%
Global Equity	Delaware VIP Global Value Equity – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.07%	-11.32%	3.08%	7.21%
Specialty-Sector	Delaware VIP Real Estate Securities – Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited	1.38%	-24.87%	4.20%	6.41%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	-13.68%	6.13%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	-6.33%	-0.06%	0.76%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.45%	-10.96%	4.47%	N/A
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	-17.64%	0.52%	6.02%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	-3.46%	1.48%	4.49%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	-1.16%	0.70%	0.58%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	-4.88%	5.67%	10.71%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	-4.21%	7.48%	11.05%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.56%	-10.35%	-0.64%	2.89%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.66%	-22.56%	0.82%	6.81%
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.76%	-30.91%	9.51%	12.95%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.93%	-15.73%	8.26%	12.24%
Large Cap Value	DWS CROCI® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.79%	-15.67%	1.99%	5.59%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.38%	-24.22%	-0.51%	4.46%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.90%	-9.38%	2.21%	3.37%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.66%	-28.71%	0.44%	4.69%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.87%	-16.14%	1.77%	6.84%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	-2.74%	1.92%	2.51%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.91%	-12.55%	-0.84%	0.23%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	-11.92%	1.35%	3.33%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.72%	-18.19%	6.93%	8.63%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	-26.49%	8.39%	11.15%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.73%	-18.45%	4.40%	8.66%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	-20.37%	1.46%	4.35%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.77%	-5.17%	8.58%	11.30%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.88%	-38.32%	12.80%	14.81%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.97%	-11.67%	0.86%	2.71%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	-18.42%	9.03%	12.17%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.65%	-13.21%	0.38%	1.28%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	-14.97%	5.68%	9.69%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.02%	-24.68%	2.35%	5.48%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.89%	-27.69%	1.45%	4.85%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	-11.52%	1.09%	2.20%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.97%	-39.96%	6.45%	9.88%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.13%	-6.81%	8.11%	10.35%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.71%	-5.47%	4.30%	5.51%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	-36.54%	7.01%	10.43%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	-7.43%	3.15%	6.73%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	-10.57%	10.04%	11.86%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.92%	-10.06%	5.48%	9.09%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.21%	-33.69%	7.07%	9.91%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.12%	-10.75%	-0.07%	1.30%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.76%	-9.75%	-0.58%	0.06%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.25%	-13.72%	0.28%	3.65%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.05%	-6.57%	6.61%	9.14%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.51%	-26.30%	8.74%	10.54%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	-10.23%	8.24%	9.74%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.20%	-19.64%	4.08%	8.93%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.07%	-32.68%	8.89%	12.10%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.11%	-1.17%	7.17%	10.52%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.29%	-0.85%	1.64%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.01%	11.28%	2.54%	1.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	1.28%	-9.70%	1.30%	3.48%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	-1.32%	7.14%	10.53%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.78%	-14.39%	0.43%	3.74%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.08%	-16.57%	3.65%	6.08%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.72%	-3.40%	2.25%	2.25%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	-3.74%	5.19%	7.85%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.13%	-1.86%	6.91%	9.70%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.31%	-20.67%	8.01%	11.89%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.33%	-30.69%	9.52%	13.27%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.28%	-27.78%	5.98%	10.32%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.53%	-26.61%	3.05%	9.37%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC Sub-Adviser: Guggenheim Partners Advisors, LLC	0.92%	-16.15%	0.15%	2.48%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.10%	-9.12%	5.64%	7.59%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.43%	-27.17%	-0.01%	3.99%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.30%	7.39%	11.35%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	-2.86%	6.32%	8.60%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.48%	-14.52%	1.94%	3.29%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	-20.75%	5.92%	8.03%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.13%	8.36%	11.55%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.57%	-12.06%	8.51%	11.69%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	-7.71%	5.35%	8.12%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.16%	-18.50%	1.26%	4.15%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	-31.94%	2.59%	7.59%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd	1.23%	-22.16%	1.42%	5.41%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-25.14%	-1.16%	2.22%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	-11.71%	-1.53%	0.38%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	-10.58%	-0.39%	0.17%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	-6.00%	5.77%	9.87%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.21%	-13.54%	8.03%	9.96%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.13%	-9.55%	1.10%	2.67%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	-14.45%	4.82%	7.72%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.12%	-16.04%	6.74%	10.60%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	-20.73%	5.27%	8.05%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	-33.73%	9.48%	12.72%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.91%	-5.77%	4.49%	8.25%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	-8.84%	5.20%	3.72%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.81%	-30.06%	7.90%	11.16%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	-12.80%	1.01%	3.65%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.30%	-35.98%	8.23%	10.86%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.01%	-13.55%	8.60%	11.21%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.21%	-11.98%	4.94%	8.82%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	-9.44%	6.19%	9.80%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	-32.53%	5.80%	9.44%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	-11.21%	4.06%	7.81%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	-14.05%	-0.23%	1.10%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Investment Advisors Corporation	0.80%	-12.73%	-0.11%	0.83%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Investment Advisors Corporation	1.11%	-19.56%	3.79%	9.29%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Investment Advisors Corporation	1.02%	-18.89%	9.97%	12.93%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.07%	-19.94%	-3.26%	-0.27%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.09%	-7.44%	1.83%	3.54%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-10.78%	1.32%	2.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-19.45%	11.67%	13.01%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.24%	-17.80%	2.43%	4.42%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	-23.75%	2.77%	7.56%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	-16.69%	8.18%	11.15%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	-29.99%	7.53%	9.71%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	-17.43%	8.62%	11.41%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	-9.84%	4.91%	7.07%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	-14.18%	-0.08%	1.13%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	0.48%	8.73%	8.35%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.49%	-18.81%	-2.27%	0.02%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.47%	-25.13%	-2.77%	0.54%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	-13.17%	4.59%	7.17%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	-12.88%	2.80%	4.90%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.94%	-11.82%	0.54%	1.74%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	-13.25%	3.84%	6.32%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	-12.54%	1.77%	3.36%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	0.675%	-11.87%	3.12%	3.15%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.60%	8.66%	6.94%	-1.66%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.14%	-15.80%	-0.95%	0.87%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.06%	-11.09%	-1.02%	-0.41%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.31%	-18.40%	3.43%	3.02%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.86%	-10.38%	1.78%	3.42%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	-19.06%	-3.23%	-1.71%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	-5.84%	-0.02%	0.32%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	-11.99%	1.86%	0.80%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.71%	-0.25%	1.16%	1.25%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	-14.39%	-0.28%	0.82%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.80%	-14.45%	0.04%	1.43%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.03%	-7.94%	5.62%	10.17%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.42%	-11.43%	0.89%	3.12%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	-12.83%	0.44%	1.71%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.94%	-15.77%	9.50%	12.55%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.09%	-2.35%	-0.17%	1.70%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; Putnam Advisory Company, LLC	1.15%	-16.03%	3.14%	6.53%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.99%	-11.60%	1.39%	3.22%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.86%	-13.81%	-0.51%	1.16%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.91%	-30.50%	10.60%	13.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	-3.13%	9.26%	11.76%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.23%	-28.30%	7.48%	9.02%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.30%	-7.60%	2.01%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.77%	-17.02%	1.02%	6.71%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.77%	-9.65%	5.92%	5.71%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.77%	-13.31%	3.79%	10.76%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.88%	22.88%	5.33%	-4.49%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.77%	-0.91%	4.86%	8.62%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.91%	-20.49%	7.54%	18.43%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.77%	-32.70%	15.07%	18.82%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.77%	48.29%	3.17%	0.09%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.77%	42.56%	-10.63%	-10.18%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.96%	-13.07%	1.48%	2.78%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.77%	-18.11%	4.45%	8.66%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.41%	-40.82%	-5.90%	-1.71%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.77%	-12.00%	9.02%	12.18%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.81%	-11.48%	0.22%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.77%	-44.84%	0.46%	9.11%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.93%	5.06%	-24.90%	-27.27%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	4.54%	46.20%	0.95%	-2.30%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.82%	9.07%	-11.08%	-13.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.96%	34.84%	-15.29%	-17.30%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	17.36%	-10.20%	-12.80%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.85%	16.59%	-11.95%	-13.62%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.74%	-42.99%	-5.92%	5.95%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.77%	-27.56%	-0.20%	7.18%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.84%	-23.20%	-0.65%	9.34%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.77%	-34.14%	10.00%	14.37%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.89%	-61.04%	12.83%	25.36%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.71%	-30.26%	9.13%	15.27%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	-11.08%	6.60%	-2.75%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.77%	-27.40%	1.12%	4.29%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.77%	-26.52%	7.28%	8.88%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	-33.46%	0.69%	9.31%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.91%	-43.01%	-1.82%	10.44%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.86%	-39.77%	9.13%	18.65%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.67%	-28.35%	6.82%	11.04%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.67%	-2.55%	4.27%	9.37%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.67%	-22.62%	2.17%	6.15%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.67%	-5.22%	5.80%	9.46%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.67%	-29.90%	-0.20%	6.74%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.67%	-8.24%	3.47%	6.90%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.00%	15.67%	5.26%	4.41%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.77%	-36.25%	9.56%	13.38%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.77%	-25.85%	-1.05%	2.86%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.77%	-35.03%	1.76%	9.34%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.39%	0.73%	0.45%	0.23%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.77%	1.04%	6.28%	8.52%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	1.98%	-18.45%	-8.34%	-7.78%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	-38.66%	4.89%	11.40%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	-3.59%	6.77%	9.41%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	-12.69%	10.56%	15.35%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.95%	-4.78%	0.86%	0.66%
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.38%	-21.98%	-1.67%	1.02%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.10%	-7.61%	-1.97%	1.47%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	-4.95%	-2.32%	-0.78%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.18%	-11.50%	-0.76%	4.05%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	16.11%	4.38%	5.98%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	-16.14%	4.56%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-11.41%	2.69%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.83%	-9.12%	2.25%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-14.95%	4.08%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	-11.73%	1.53%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	-13.38%	1.62%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	-12.84%	1.79%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	-13.07%	3.64%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.53%	-13.36%	3.85%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.33%	8.12%	4.01%	0.10%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	-14.30%	5.96%	8.41%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	-15.48%	8.57%	13.75%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	-14.90%	2.52%	4.52%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC	0.29%	-11.49%	8.08%	10.08%
Large Cap Value	Vanguard® VIF Equity Income Adviser: The Vanguard Group, Inc.; Wellington Management Company LLP	0.30%	-0.66%	8.51%	11.58%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	-18.23%	9.27%	12.40%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	-13.13%	(0.12)%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	-33.37%	8.55%	12.49%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.25%	-9.23%	2.27%	3.64%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Limited; Schroder Investment Management North America Inc.	0.41%	-30.12%	4.45%	7.58%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	-18.82%	7.18%	10.95%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	-15.93%	3.65%	6.14%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	-26.30%	3.69%	6.36%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	-5.72%	1.10%	1.44%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	-25.35%	4.53%	10.06%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	-13.21%	-0.10%	0.92%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	-16.01%	1.01%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	-19.59%	8.55%	11.92%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.18%	-26.09%	4.88%	6.92%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.27%	-30.33%	10.16%	15.67%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.95%	-9.52%	0.93%	2.31%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.18%	-18.61%	1.49%	1.31%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.02%	-30.58%	3.48%	5.50%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.37%	-25.41%	6.80%	10.19%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.48%	-25.25%	1.44%	3.24%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	-27.25%	3.98%	6.08%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.04%	-13.87%	0.37%	2.26%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below.
A-19

Rider No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
6% Dollar for Dollar Guaranteed Minimum Income Benefit	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Rydex VIF U.S. Government Money Market
Subaccount; however, you will still pay the full rider charge. All other investments will be credited at 6%.

A-20

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

6% Dollar for Dollar Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — Under this rider, we provide a future “safety net” by offering you the ability to receive guaranteed minimum fixed annuity payments when you annuitize. This means you will know the level of minimum income that will be available to you upon annuitization (the “Guaranteed Minimum Income Benefit”), regardless of fluctuating market conditions (and assuming you make withdrawals within a specified amount, as discussed below).
There are several important points for you to consider before purchasing the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider:
•
There is a ten-year waiting period before you can apply the Guaranteed Minimum Income Benefit to Annuity Payments. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 60 at issue and will be required to annuitize the Contract at age 70 ½ to meet federal minimum distribution requirements for Qualified Plans.
•
Because the annuity rates under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider are based on conservative actuarial factors, the amount of lifetime income that the riders guarantee may be less than the amount of income that would be provided by applying your proceeds under the Contract to then-current annuity rates for the same Annuity Option. However, when you annuitize you are not required to apply the Guaranteed Minimum Income Benefit to receive Annuity Payments, and may instead apply your proceeds under the Contract to an Annuity Option at our then-current annuity rates.
•
Because you are not required to use the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider to receive Annuity Payments, and because you may never need to rely upon the Guaranteed Minimum Income Benefit, the benefit should be viewed as a payment “floor.” However, we will not refund charges paid for the rider if you do not receive the Guaranteed Minimum Income Benefit. Please consider that you may pay for the rider during the life of the Contract without receiving any of its benefits.
How do you calculate the Guaranteed Minimum Income Benefit? The Guaranteed Minimum Income Benefit is equal to:
•
Purchase Payments received during the three-year period that starts on the date the rider is issued (including any Credit Enhancements applied in connection with those Purchase Payments), less
•
any premium tax, less
•
an adjustment for withdrawals, increased
•
at an annual effective rate of interest of 6%.
Note:	There are some important points to understand about the interest we credit to the Guaranteed Minimum Income Benefit.
•
We take into account the timing of when we receive each Purchase Payment and when you make a withdrawal for purposes of determining when we credit interest under the Guaranteed Minimum Income Benefit calculation.
•
We only credit interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. This rider may not be appropriate for you if you plan on electing an early Annuity Start Date or if the Annuitant is nearing his or her 80th birthday.
•
We credit a maximum rate of 3% for amounts allocated to the Rydex VIF U.S. Government Money Market Subaccount; however, you will still pay the full rider charge. You will not receive the benefit of the 6% rate in determining the Guaranteed Minimum Income Benefit for amounts in this Subaccount. We may add new Subaccounts in the future that will earn only the 3% rate in calculating the Guaranteed Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
What happens if I make withdrawals? You may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Guaranteed Minimum Income Benefit.

•
This means that when you make a withdrawal that does not exceed the Annual Limit, we only reduce the Guaranteed Minimum Income Benefit as of the date of the withdrawal by the exact dollar amount of the withdrawal (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges).
The initial Annual Limit is equal to:
•
6% of the initial Purchase Payment (not including any Credit Enhancement) if you purchase this rider when you purchase the Contract.
•
6% of Contract Value if you purchase this rider on a Contract Anniversary.
The Annual Limit will remain the same each Contract Year unless you make additional Purchase Payments after we issue the rider or withdraw more than the Annual Limit.
Note:	You cannot carry over any portion of the Annual Limit that is not withdrawn during a Contract Year for withdrawal in a future Contract Year.
What happens if I make a withdrawal that exceeds the Annual Limit? If you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit, we will make a proportional reduction in the Guaranteed Minimum Income Benefit with regard to the excess withdrawal.
•
This means that when you make a withdrawal that exceeds the Annual Limit, we reduce the Guaranteed Minimum Income Benefit as follows:
•
first by any portion of the withdrawal that does not exceed the Annual Limit (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges), and
•
second by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
Note:
This rider may not be appropriate for you if you plan on taking withdrawals in excess of the
Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit. You should consult a tax adviser before purchasing the Guaranteed Minimum Income Benefit rider with a qualified contract.

We also will reduce the Annual Limit by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
The new Annual Limit will be the Annual Limit for all future Contract Years unless you make additional Purchase Payments or again withdraw more than the Annual Limit, which will require us to again adjust the Annual Limit.
What happens if I make Purchase Payments? We will increase the Annual Limit in an amount equal to 6% of any Purchase Payment you make after the rider is issued (not including any Credit Enhancement). Unless made during the first three years after the rider’s issue date, we will not increase the Guaranteed Minimum Income Benefit if you make additional Purchase Payments.
What happens when I annuitize? Beginning on the tenth anniversary of the date we issued the rider, you may apply the Guaranteed Minimum Income Benefit, less any applicable premium tax, to purchase a fixed Annuity under:
1.
Annuity Option 2,
2.
Annuity Option 4B, or
3.
the Alternate Benefit, as discussed below.

If you choose Annuity Option 2 or Annuity Option 4B:
•
You may purchase a fixed Annuity within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. This means that if you annuitize before the tenth anniversary, or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Guaranteed Minimum Income Benefit is not available.
•
Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10 year period certain.
•
Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10 year period certain.
•
We base the annuity rates under the rider for these Options upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
•
For more information, see the discussion of Option 2 and Option 4B under “Annuity Options.”
If you choose the Alternate Benefit:
•
The Alternate Benefit is available only on the tenth anniversary of the date we issued the rider and is not available thereafter. You may elect the Alternate Benefit by providing written notice to us within the 30-day period following the tenth anniversary of the date we issued the rider.
•
The Alternate Benefit provides for fixed Annuity payments on a monthly, quarterly, semiannual, or annual basis for a period of 15 years. Annuity payments are equal to the amount determined by dividing (a) by (b), where:
a.
is the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, and
b.
is the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15
Note:
Because payments are made over a specified period rather than for life, we calculate the
Alternate Benefit without using annuity rates. The Alternate Benefit represents the return of your Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, over a period of 15 years without crediting interest on that amount.

•
We guarantee that the Alternate Benefit will be at least equal to an amount determined by applying the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, to Annuity Option 7 with a 15-year period certain. See the discussion of Option 7 under “Annuity Options.”
Are there age restrictions on purchasing this rider? On the date the rider was issued, the Annuitant must have been age 79 or younger.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to Rydex VIF U.S. Government Money Market Subaccount.
(iv)
The Owner does not purchase a Credit Enhancement rider.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:

Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06)(99/365)
$100,000 x 1.06(99/365) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06(3197/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
Using the same assumptions from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06(99/365)). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal. Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000042185

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
May 1, 2023
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2023, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915C (PRS)
32-69150-03 2023/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35% for Contracts issued on or after December 28, 2012), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $66,000 (for 2023). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 0.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the administration charge of 0.25%.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
4

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® II VARIABLE ANNUITY
May 1, 2023
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns II Variable Annuity dated May 1, 2023, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915K (COMM)
32-69150-11 2023/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 1.00%, and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount), on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount
2

adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	1.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $66,000 (for 2023). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 1.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
4

Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
May 1, 2023
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2023, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915A
32-69151-01 2023/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,204,064, $1,910,032, and $1,348,138, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $66,000 (for 2023). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 1.45%; (2) the administration charge of 0.25%; and (3) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge, if reflected, would lower the
4

Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
5

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2022, 2021 and 2020

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2022, 2021, and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained in sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited	1

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgement and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and preform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

A member firm of Ernst & Young Global Limited	2

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

A member firm of Ernst & Young Global Limited	3

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2022	2021

	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($35,049.9 million and $31,516.6 million in amortized cost for 2022 and 2021, respectively; includes $1,815.7 million and $2,502.2 million related to consolidated variable interest entities for 2022 and 2021, respectively)	$33,044,201	$31,844,528
Trading fixed maturities at fair value	51,955	58,442
Equity securities at fair value	610,428	639,117
Notes receivable from related parties	1,692,107	2,834,303
Mortgage loans	785,987	998,900
Policy loans	66,308	68,386
Cash and cash equivalents (includes $10.9 million and $29.5 million related to consolidated variable interest entities for 2022 and 2021, respectively)	1,276,213	789,317
Short-term investments	692,835	452,537
Call options	330,501	820,333
Other invested assets	2,383,387	2,136,731

Total investments	40,933,922	40,642,594
Accrued investment income (includes $24.8 million and $21.3 million related to consolidated variable interest entities for 2022 and 2021, respectively)	689,023	525,406
Accounts receivable	320,205	474,884
Reinsurance recoverable	7,481,844	7,023,275
Deferred income tax asset	141,163	—
Property and equipment, net	47,107	48,657
Deferred policy acquisition costs	1,301,251	779,546
Deferred sales inducement costs	385,580	241,262
Value of business acquired	1,168,312	1,029,077
Goodwill	96,941	96,941
Other assets	272,469	219,937
Separate account assets	5,131,121	5,707,444

Total assets	$57,968,938	$56,789,023

See accompanying notes.

4

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2022	2021

	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$38,249,148	$37,244,930
Funds withheld and held liability	5,680,690	5,428,191
Accounts payable and accrued expenses (includes $3.4 million and $2.7 million related to consolidated variable interest entities for 2022 and 2021, respectively)	120,945	337,097
Deferred income tax liability	—	170,319
Surplus notes	115,367	116,379
Mortgage debt	—	2,087
Debt from consolidated variable interest entities	148,779	192,429
Option collateral	512,640	766,402
Other liabilities	508,232	248,544
Repurchase agreements	900,379	45,674
Separate account liabilities	5,131,121	5,707,444

Total liabilities	51,367,301	50,259,496

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,959,107	3,659,107
Accumulated other comprehensive income (loss)	(902,354)	240,414
Retained earnings	3,537,884	2,623,006

Total stockholder’s equity	6,601,637	6,529,527

Total liabilities and stockholder’s equity	$57,968,938	$56,789,023

See accompanying notes.

5

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Revenues:
Net investment income	$2,038,760	$1,943,765	$1,753,167
Asset-based and administrative fees	69,912	80,086	68,202
Other product charges	237,203	235,928	223,572
Change in fair value of options, futures and swaps	(688,811)	605,835	88,796
Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities	247,723	399,279	141,216
Total other-than-temporary impairment losses on available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)
Other revenues	113,888	93,943	86,644

Total revenues	2,013,016	3,339,371	2,345,432

Benefits and expenses:
Index credits and interest credited to account balances	404,318	921,703	595,211
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Other benefits	129,991	413,350	529,395

Total benefits	179,347	1,195,704	1,046,899

Commissions and other operating expenses	395,928	396,253	324,980
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Interest expense	81,044	9,192	48,651

Total benefits and expenses	744,936	1,988,756	1,759,115

Income before income tax expense	1,268,080	1,350,615	586,317
Income tax expense	253,202	277,626	116,510

Net income	$1,014,878	$1,072,989	$469,807

See accompanying notes.

6

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net income	$1,014,878	$1,072,989	$469,807
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	(1,755,789)	213,018	798
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	347,925	(33,742)	10,856
Policy reserves and annuity account values	265,096	(49,633)	60,858

Total other comprehensive income (loss), net of tax	(1,142,768)	129,643	72,512

Comprehensive income (loss)	$(127,890)	$1,202,632	$542,319

See accompanying notes.

7

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total

	(In Thousands)
Balance at January 1, 2020	$7,000	$2,878,715	$38,259	$1,143,523	$4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)

Balance at December 31, 2020	7,000	3,459,107	110,771	1,550,017	5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000

Balance at December 31, 2021	7,000	3,659,107	240,414	2,623,006	6,529,527
Net income	—	—	—	1,014,878	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)

Balance at December 31, 2022	$7,000	$3,959,107	$(902,354)	$3,537,884	$6,601,637

See accompanying notes.

8

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Operating activities
Net income	$1,014,878	$1,072,989	$469,807
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Index credits and interest credited to account balances	404,318	921,703	595,211
Policy acquisition costs deferred	(336,381)	(197,024)	(446,737)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Net realized/unrealized losses (gains) of investments	(242,064)	(379,814)	(125,051)
Change in fair value of options, futures and swaps	688,811	(605,835)	(88,796)
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Amortization of investment premiums and discounts	(24,163)	(53,590)	(11,096)
Depreciation and amortization	11,902	11,776	7,410
Change in reinsurance activity, net	251,166	72,964	65,021
Deferred income taxes	(7,709)	127,657	(2,638)
Change in annuity guarantees	112,284	419,244	527,752
Change in accounts receivable	169,750	(374,136)	(39,431)
Change in investment income due and accrued	(189,574)	(357,901)	(77,144)
Change in accounts payable	(47,408)	1,410	67,615
Change in other liabilities	127,918	16,067	(34,826)
Other changes in operating assets and liabilities	(55,525)	21,942	(59,684)

Net cash and cash equivalents provided by (used in) operating activities	1,611,858	945,710	1,108,291

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	9,295,573	13,537,160	8,251,650
Mortgage loans	296,179	406,236	782,894
Call options	166,257	665,519	316,425
Notes receivable from related parties	6,609,085	4,930,847	4,371,555
Net sales (purchases) of trading fixed maturities at fair value	(10,130)	25,692	23,275
Other invested assets	445,505	412,203	40,133

	16,802,469	19,977,657	13,785,932
Acquisitions of investments:
Fixed maturities available for sale	(12,598,386)	(15,511,898)	(12,456,030)
Mortgage loans	(127,675)	(161,497)	(748,872)
Call options	(581,798)	(20,000)	(308,625)
Notes receivable from related parties	(5,511,951)	(6,404,040)	(4,762,417)
Net sales (purchases) of equity securities at fair value	(74,556)	(223,989)	(88,973)
Other invested assets	(419,557)	(1,027,994)	(306,687)

	(19,313,923)	(23,349,418)	(18,671,604)

See accompanying notes.

9

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net sales (purchases) of property and equipment	$(677)	$(61)	$(1,069)
Net sales (purchases) of short-term investments	(206,459)	(446,609)	37,611
Net decrease (increase) in policy loans	2,078	46	7,552

Net cash and cash equivalents provided by (used in) investing activities	(2,716,512)	(3,818,385)	(4,841,578)

Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(45,527)	194,157	(47,249)
Capital contribution from parent	300,000	200,000	580,392
Dividends paid to parent	(100,000)	—	(50,000)
Net change in repurchase agreements	854,704	45,674	—
Deposits to annuity account balances	3,800,712	4,495,259	4,375,240
Withdrawals from annuity account balances	(3,218,339)	(2,484,084)	(1,828,495)

Net cash and cash equivalents provided by (used in) financing activities	1,591,550	2,451,006	3,029,888

Increase (decrease) in cash and cash equivalents	486,896	(421,669)	(703,399)
Cash and cash equivalents at beginning of period	789,317	1,210,986	1,914,385

Cash and cash equivalents at end of period	$1,276,213	$789,317	$1,210,986

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$44,634	$8,472	$70,805

Income taxes	$266,000	$139,100	$128,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$14,167	$14,167	$7,326

Securities purchased not yet settled in cash	$(54,135)	$(159,599)	$23,669

Securities sold not yet settled in cash	$47,107	$32,036	$42,489

Accrued interest paid in kind	$354,044	$224,226	$197,207

Deconsolidation of a VIE	$—	$—	$275,929

Non-cash dividends paid to parent	$—	$—	$13,313

See accompanying notes.

10

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2022, 2021 and 2020

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of individual annuities, including fixed, fixed index, and variable annuities. The Company’s annuities are offered on a non-tax-qualified basis and on a tax-qualified basis as IRAs and 403(b) contracts.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; EC 58th Street Holdings, LLC and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC’s parent company. The distribution did not have a material impact on the Company.

11

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

12

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.

13

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to investing securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.

To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method of accounting is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in other comprehensive income (OCI).

The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

14

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial

15

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income in the consolidated statements of operations.

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.

16

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

17

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

18

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

19

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 7.0% during each of the years 2022, 2021, and 2020. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

20

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

21

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): distribution revenue and shareholder administrative service revenue.

22

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2022, 2021 and 2020 amounted to $20.7 million, $23.8 million, and $20.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2022, 2021, and 2020 amounted to $9.4 million, $10.8 million, and $9.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

23

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2022 or 2021.

Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard was effective for the Company on January 1, 2023. This update was subsequently clarified or amended by ASU 2019-04 (as discussed in Recently Adopted Accounting Pronouncements below), ASU 2019-05 Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments – Credit Losses. The Company will adopt these standards using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained earnings.

Although the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology, the Company does not expect the adoption of this guidance to have a material impact on the Company’s financial condition, results of operations, or cash flows. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2023.

24

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts:

(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

25

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.

ASUs issued but not yet adopted as of December 31, 2021 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company’s consolidated financial statements at this time.

Recently Adopted Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard was effective January 1, 2022 for the Company. The adoption of this new guidance did not have a material impact on the Company’s consolidated financial position or results of operations.

26

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the practical expedients allowed under the transition guidance of ASU 2016-02. This allowed the Company to carry forward its historical lease classification. Comparative periods continue to be measured and presented under historical guidance, and only the period from and after adoption is subject to this ASU.

In addition, the Company elected all other practical expedients that were allowed under the new guidance and were applicable, including the practical expedient to combine lease and non-lease components into one lease component for certain real estate leases.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. In January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848): Scope to amend the scope of ASU 2020-04. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment (i.e., discount transition) to qualify for certain optional relief. Both updates are applicable for contract modifications and/or hedging relationships that occur through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848”, to defer the expiration date of ASC 848 from December 31, 2022, to December 31, 2024. The Company adopted the updates for ASU 2020-04 and ASU 2021-01 effective on January 1, 2021. The adoption of and future elections under this new guidance did not and are not expected to have a material impact on the Company’s consolidated financial position or results of operations. The guidance is effective through December 31, 2024.

27

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated “Step 2” from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. The amendments in this update are effective for the Company in its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. There was no significant impact to the Company’s consolidated financial statements upon adoption of this standard as of December 31, 2022.

Reclassifications

Certain prior period amounts in the consolidated balance sheets have been reclassified to conform to the current period’s presentation. Changes were made to the classification of deferred revenue from accounts payable and accrued expenses to other liabilities on the consolidated balance sheets as this classification more closely aligns with the nature of the liability.

28

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2022
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$8	$3,205	$43,977	$—
Obligations of government-sponsored enterprises	130,282	101	12,549	117,834	—
Corporate	19,399,960	45,272	862,100	18,583,132	—
Municipal obligations	18,455	149	2,489	16,115	—
Commercial mortgage-backed	61,458	770	7,209	55,019	—
Residential mortgage-backed	15,830	7	1,580	14,257	—
Collateralized debt obligations	6,618	1,381	194	7,805	—
Collateralized loan obligations	13,287,384	188,596	1,220,784	12,255,196	(7,490)
Redeemable preferred stock	24,120	—	3,470	20,650	—
Other asset backed	2,058,628	5,486	133,898	1,930,216	—

Total fixed maturity investments	$35,049,909	$241,770	$2,247,478	$33,044,201	$(7,490)

29

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Cost/ Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTIs in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$56,742	$2,136	$44	$58,834	$—
Obligations of government-sponsored enterprises	166,850	6,742	1,039	172,553	—
Corporate	15,912,419	242,592	30,368	16,124,643	—
Municipal obligations	38,678	5,554	3	44,229	—
Commercial mortgage-backed	73,278	3,549	283	76,544	—
Residential mortgage-backed	8,342	235	123	8,454	—
Collateralized debt obligations	6,475	1,317	109	7,683	—
Collateralized loan obligations	12,400,657	271,825	194,082	12,478,400	(8,498)
Redeemable preferred stock	263,673	19,713	—	283,386	—
Other asset backed	2,589,534	38,490	38,222	2,589,802	—

Total fixed maturity investments	$31,516,648	$592,153	$264,273	$31,844,528	$(8,498)

30

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturity investments at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value

	(In Thousands)
Due one year or less	$3,297,127	$3,239,273
Due after one year through five years	12,914,454	12,448,412
Due after five years through ten years	2,027,956	1,853,144
Due after ten years	1,226,052	1,102,395
Structured securities with variable principal payments	15,584,320	14,400,977

	$35,049,909	$33,044,201

As of December 31, 2022 and 2021, there were six and four issuers, with a total amount of $5,011.0 million and $3,599.7 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

31

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2022 and 2021, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2022
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$42,349	$3,184	$158	$21	$42,507	$3,205
Obligations of government-sponsored enterprises	102,816	9,348	9,694	3,201	112,510	12,549
Corporate	14,565,081	756,379	849,748	105,721	15,414,829	862,100
Municipal obligations	12,736	2,393	357	96	13,093	2,489
Commercial mortgage-backed	32,349	5,260	14,801	1,949	47,150	7,209
Residential mortgage-backed	12,642	1,107	1,261	473	13,903	1,580
Collateralized debt obligations	2,396	104	380	90	2,776	194
Collateralized loan obligations	6,799,303	497,958	3,886,489	722,826	10,685,792	1,220,784
Redeemable preferred stock	20,650	3,470	—	—	20,650	3,470
Other asset backed	782,814	50,373	958,425	83,525	1,741,239	133,898

Total fixed maturity investments, available for sale	$22,373,136	$1,329,576	$5,721,313	$917,902	$28,094,449	$2,247,478

Number of securities with unrealized losses		1,222		571		1,793
Percent investment grade (AAA through BBB-)		81%		80%		80%

32

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$8,731	$44	$—	$—	$8,731	$44
Obligations of government-sponsored enterprises	17,653	383	12,775	656	30,428	1,039
Corporate	1,230,788	19,218	291,384	11,150	1,522,172	30,368
Municipal obligations	451	3	—	—	451	3
Commercial mortgage-backed	14,286	137	6,338	146	20,624	283
Residential mortgage-backed	1,702	26	132	97	1,834	123
Collateralized debt obligations	—	—	352	109	352	109
Collateralized loan obligations	5,565,154	114,311	1,718,986	79,771	7,284,140	194,082
Other asset backed	206,251	2,529	967,953	35,693	1,174,204	38,222

Total fixed maturity investments, available for sale	$7,045,016	$136,651	$2,997,920	$127,622	$10,042,936	$264,273

Number of securities with unrealized losses		667		166		833
Percent investment grade (AAA through BBB-)		85%		64%		81%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2022 and 2021.

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is

33

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$(9,815)	$(15,204)	$(1,634)
Credit losses for which an other-than-temporary impairment was not previously recognized	—	(683)	(9,731)
Reduction for securities sold during the year or intended to be sold	176	6,072	—
Additional credit loss impairments on securities previously impaired	(968)	—	(3,839)

Balance at end of period	$(10,607)	$(9,815)	$(15,204)

34

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Interest on fixed maturity investments, available for sale	$2,000,990	$1,553,925	$1,416,984
Interest on fixed maturity investments, trading	2,473	2,709	3,692
Interest on notes receivable from related parties	187,777	88,499	117,068
Dividends on equity securities at fair value	25,930	34,202	13,430
Interest on mortgage loans	65,045	84,534	100,633
Interest on policy loans	2,613	2,767	2,881
Interest on short-term investments	73,020	43,331	7,149
Investment income on cash equivalents	11,651	2,393	9,057
Income on equity method accounting adjustment	82,281	233,655	149,739
Other	19,783	(2,015)	4,445

Total investment income	2,471,563	2,044,000	1,825,078

Less:
Investment expenses	110,658	80,031	68,219
Ceded to reinsurer	322,145	20,204	3,692

Net investment income	$2,038,760	$1,943,765	$1,753,167

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Proceeds from sales	$3,665,659	$2,044,326	$3,712,297
Gross realized gains	14,536	242,534	116,555
Gross realized losses	41,816	5,934	4,446

35

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(27,796)	$236,670	$116,695

Total realized gains (losses), available for sale	(27,796)	236,670	116,695

Realized/unrealized gains (losses), other invested assets	(62,091)	70,356	(2,548)

Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(16,191)	(1,369)	2,476

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(152,673)	(47,440)	63,293
Foreign exchange derivatives	204,729	76,338	(45,858)
Equity securities at fair value	(231,585)	91,575	9,920
Embedded derivative, funds withheld reinsurance	509,235	(27,900)	(2,664)
Other	470	849	(286)

Total other realized/unrealized gains (losses)	330,176	93,422	24,405

Net realized/unrealized gains (losses) before ceded reinsurance	224,098	399,079	141,028

Net ceded reinsurance (gains) losses	23,625	200	188

Net realized/unrealized gains (losses) before impairments	247,723	399,279	141,216

Impairments:
OTTI of available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)

Total impairments	(5,659)	(19,465)	(16,165)

Net realized/unrealized gains (losses)	$242,064	$379,814	$125,051

The Company recognized $230.1 million of net unrealized losses and $69.2 million of net unrealized gains on equity securities at fair value held at December 31, 2022 and 2021, respectively.

There were no outstanding agreements to sell securities at December 31, 2022.

36

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $207.7 million and $29.4 million respectively, as collateral in relation to certain institutional products.

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $215.2 million and $164.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2022 and 2021, available for sale bonds with a carrying value of $3.2 million and $3.5 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2022	2021

	(In Thousands)
Commercial mortgage loans	$780,115	$993,038
Allowance for credit losses on commercial mortgage loans (1)	(3,245)	(3,700)

Commercial mortgage loans, net of allowances	776,870	989,338
Residential mortgage loans	9,117	9,562

Total mortgage loans, net of allowances	$785,987	$998,900

(1)	The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs.

37

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $20.0 million and sold no commercial mortgage loans during the year ended December 31, 2022. The Company acquired $125.2 million and sold $38.5 million commercial mortgage loans during the year ended December 31, 2021.

The commercial mortgage loan portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Geographic distribution
Pacific	$475,150	61%	$488,984	49%
South Atlantic	228,397	29	222,522	23
West North Central	25,054	4	31,382	3
East North Central	21,719	3	30,386	3
Mountain	17,867	2	18,978	2
New England	8,683	1	9,301	1
Middle Atlantic	—	—	143,263	14
West South Central	—	—	36,988	4
Foreign	—	—	7,534	1

Total	$776,870	100%	$989,338	100%

38

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Property type distribution
Office	$491,417	63%	$473,933	48%
Hotel/Motel	129,305	17	280,855	28
Apartments/Multifamily	78,942	10	104,289	11
Retail	70,593	9	106,059	11
Industrial	6,613	1	24,202	2

Total	$776,870	100%	$989,338	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

39

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2022	2021

	(In Thousands)
CM1	$98,103	$188,805
CM2	103,994	107,563
CM3	407,075	558,224
CM4 and Below	167,698	134,746

	$776,870	$989,338

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2022 and 2021 there were no commercial mortgage loans on non-accrual status.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

40

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2022 was 45 to 120 days. The carrying value of the securities pledged for the repurchase agreements was $954.1 million as of December 31, 2022. The repurchase obligation was $900.4 million as of December 31, 2022, and is included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2021 was 91 to 180 days. The carrying value of the securities pledged for the repurchase agreements was $73.3 million as of December 31, 2021. The repurchase obligation was $45.7 million as of December 31, 2021, and is included in repurchase agreements on the consolidated balance sheets.

41

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company’s equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company’s investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.

The total assets of consolidated CFEs were $1,851.5 million and $2,553.0 million at December 31, 2022 and 2021, respectively. The total liabilities of consolidated CFEs were $152.2 million and $195.2 million at December 31, 2022 and 2021, respectively.

Unconsolidated Variable Interest Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not unilaterally have substantive rights to remove the

42

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

asset manager or general partner of the CFEs. Alternatively, when the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $4,153.4 million and $6,905.5 million at December 31, 2022 and 2021, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2022 and 2021.

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,807.1 million and $1,794.7 million at December 31, 2022 and 2021, respectively, compared to its maximum exposure to loss of $2,495.7 million and $2,342.7 million at December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of these unconsolidated investments accounted for under the equity method of accounting amounted to $1,664.7 million and $1,794.7 million at December 31, 2022 and 2021, respectively. Total carrying value of unconsolidated investments accounted for under fair value option amounted to $142.4 million at December 31, 2022; there were no such investments at December 31, 2021.

In the normal course of business, the Company will invest in structured investments including unconsolidated VIEs for which it is not the investment manager. These structured investments

43

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

44

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in economic earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options, futures, and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.

The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in fixed income instruments, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity’s index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy’s index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.

45

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

In addition, the Company is party to coinsurance with funds withheld reinsurance arrangements. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.

The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

46

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign currency denominated available for sale securities (the Hedged Item). The following table presents the balance sheet classification and carrying amount for items designated and qualifying as Hedged Items in fair value hedges as of December 31:

	Carrying Amount of the Hedged Assets
Balance Sheet Line Item	2022	2021

	(In Thousands)
Fixed maturities, available for sale	2,094,494	1,401,129

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on Fair Value Hedging Relationship
(In thousands)
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from Effectiveness Testing (1)(2)	Gains (losses) included in Effectiveness Testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)
Foreign currency forwards	Fixed maturity	2020	(6,705)	(61,295)	61,295

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the Consolidated Statements of Operations as Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.

47

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

48

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

			2022
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,188,068	$34,294	$7,419
BNP Paribas	A +	Aa3	1,159,415	16,887	1,836
Bank of America, N.A.	A +	Aa2	737,970	20,163	—
Bank of Montreal	A +	Aa2	2,383,263	60,395	—
Canadian Imperial Bank of Commerce	A +	Aa2	1,728,988	132,778	35,103
Citibank, N.A.	A +	Aa3	3,283,398	257,965	111,749
Goldman Sachs International	A +	A1	392,046	5,324	1,947
JPMorgan Chase Bank, N.A.	A +	Aa2	2,349,933	32,081	—
Morgan Stanley & Co International PLC	A +	Aa3	2,045,795	11,248	6,915
Morgan Stanley Capital Services LLC	A +	Aa3	1,473,008	54,655	4,994
Natixis, SA	A	A1	544,855	78,436	48,589
NatWest Markets PLC	A -	A2	53,089	5,597	—
Royal Bank of Canada	AA -	A2	942,493	16,396	—
Societe Generale	A	A1	188,989	4,705	—
UBS AG	A +	Aa3	1,716,388	16,735	—
Exchange Traded/Centrally Cleared	N/A	N/A	4,615,228	41,226	23,062

			$25,802,926	$788,885	$241,614

49

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

			2021
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,210,832	$90,092	$169
BNP Paribas	A +	Aa3	1,950,665	54,569	1
Bank of America, N.A.	A +	Aa2	996,356	46,691	806
Canadian Imperial Bank of Commerce	A +	Aa2	1,584,589	100,350	84,404
Citibank, N.A.	A +	Aa3	2,763,664	132,613	35,306
Goldman Sachs International	A +	A1	292,339	11,597	—
JPMorgan Chase Bank, N.A.	A +	Aa2	1,851,124	80,024	2,073
Morgan Stanley & Co International PLC	A +	Aa3	3,223,086	153,227	2,862
Morgan Stanley Capital Services LLC	A +	Aa3	1,848,178	136,442	169
Natixis, SA	A	A1	810,429	9,029	10,055
NatWest Markets PLC	A -	A2	96,847	2,094	384
Royal Bank of Canada	AA -	A2	206,875	5,287	—
Societe Generale	A	A1	184,782	10,077	—
UBS AG	A +	Aa3	1,289,526	50,975	—
Exchange Traded/Centrally Cleared	N/A	N/A	5,505,663	117,013	2,976

			$24,814,955	$1,000,080	$139,205

Collateral posted by counterparties at December 31, 2022 and 2021, applicable to derivative instruments, was $512.6 million and $766.4 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2022 and 2021, the balance of this account was $82.2 million and $80.2 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

50

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2022
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$788,885	$(241,614)	$(512,639)	$34,632
Derivative liabilities	241,614	(241,614)	(4,970)	(4,970)

	2021
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$1,000,080	$(138,180)	$(766,402)	$95,498
Derivative liabilities	139,205	(138,180)	(420)	605

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

51

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2022	2021	2022	2021	Balance reported in

	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Currency forwards	$182,630	$20,542	$17,655	$42,467	Other invested assets and other liabilities

Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps and total return swaps	$23,573	$28,525	30,964	$2,218	Other invested assets and other liabilities
Call options	330,501	820,333	9,605	5,910	Call options and other liabilities
Currency forwards	251,424	127,878	174,213	87,375	Other invested assets and other liabilities
Futures	757	2,802	674	1,235	Other invested assets and other liabilities
Interest rate cap	—	—	8,503	—	Other invested assets and other liabilities
Other derivatives	22,700	61,113	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$811,585	$1,061,193	$241,614	$139,205

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$4,140	$9,284	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,873,472	2,236,850	Policy reserves and annuity account values
Funds withheld receivable	(22,163)	—	—	—	Accounts receivable
Funds withheld liability	—	—	(414,915)	117,520	Funds withheld liability
Reinsurance contracts	388,398	462,687	55,598	—	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$366,235	$462,687	$1,518,295	$2,363,654

52

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Derivatives:
Call options	$(664,929)	$563,483	$88,321	Change in fair value of options, futures and swaps
Futures	(11,214)	3,188	(1,313)	Change in fair value of options, futures and swaps
Interest rate swaps and total return swaps	(8,205)	39,164	1,788	Change in fair value of options, futures and swaps
Interest rate cap	(4,463)	—	—	Change in fair value of options, futures and swaps
Other derivatives	(38,598)	35,177	—	Change in net realized/unrealized gains (losses)

Change in fair value of options, futures and swaps	$(727,409)	$641,012	$88,796

Change in currency forwards and swaps designated for hedging	$164,974	$46,106	$(68,000)
Change in currency forwards, swaps and other derivatives not designated for hedging	39,755	65,409	22,142

Change in currency forwards and swaps	$204,729	$111,515	$(45,858)	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$(5,144)	$(2,885)	$1,306	Other benefits
Commission assignment	—	—	4,948	Other benefits
Funds withheld receivable	(22,163)	—	—	Change in net realized/unrealized gains (losses)
Funds withheld liability	531,398	(27,900)	(2,664)	Change in net realized/unrealized gains (losses)

Total change in embedded derivative financial instruments	$504,091	$(30,785)	$3,590

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Fixed index annuities - embedded derivatives	$(539,723)	$144,875	$(115,673)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	184,761	(284,224)	37,966	Change in fixed index annuity embedded derivative and related benefits

	$(354,962)	$(139,349)	$(77,707)

53

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

54

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$779,546	$836,477	$555,029
Cost deferred	336,381	151,587	446,737
Imputed interest	28,702	18,640	16,590
Amortized to expense	(99,629)	(211,466)	(178,446)
Effect of unrealized (gains) losses	256,251	(15,692)	(3,433)

Balance at end of period	$1,301,251	$779,546	$836,477

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$241,262	$274,749	$207,887
Costs deferred	117,083	6,350	85,677
Imputed interest	6,886	4,957	4,539
Amortized to expense	(28,618)	(39,066)	(30,029)
Effect of unrealized (gains) losses	48,967	(5,728)	6,675

Balance at end of period	$385,580	$241,262	$274,749

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

55

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$1,029,077	$1,165,602	$1,306,341
Costs deferred	—	45,437	—
Imputed interest	23,545	21,212	26,443
Amortized to expense	(19,503)	(181,884)	(177,682)
Effect of unrealized (gains) losses	135,193	(21,290)	10,500

Balance at end of period	$1,168,312	$1,029,077	$1,165,602

The costs deferred shown above include the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 34 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.80% for the year ended December 31, 2022, 1.88% for the year ended December 31, 2021, and 1.99% for the year ended December 31, 2020.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2023	$122,944
2024	124,391
2025	119,447
2026	105,130
2027	96,277

56

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,162	51,784
Furniture	64	25
Data processing equipment	260	—
Computer software	793	792

	60,558	59,880
Less accumulated depreciation	(13,451)	(11,223)

Net property and equipment	$47,107	$48,657

Accumulated depreciation deducted from investment in real estate amounted to $12.8 million and $10.8 million at December 31, 2022 and 2021, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.

57

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Airplane	$124,644	$124,644
Less accumulated amortization	(40,071)	(30,185)

Carrying value	$84,573	$94,459

Depreciation on the asset for the years ended December 31, 2022, 2021 and 2020 was $9.9 million, $9.9 million and $5.2 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.

58

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax

	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2020:
Net unrealized gains (losses) on available for sale securities	$109,099	$(22,911)	$86,188
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for (gains) losses included in net income	(116,695)	24,506	(92,189)
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858

Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Other comprehensive income (loss) for the year ended December 31, 2021
Net unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)

Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

59

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)

	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2020	$13,344	$24,915	$38,259

Other comprehensive income (loss) before reclassifications	(5,971)	157,902	151,931
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(79,419)	(79,419)

Accumulated other comprehensive income (loss) at December 31, 2020	7,373	103,398	110,771

Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(171,591)	(171,591)

Accumulated other comprehensive income (loss) at December 31, 2021	(700)	241,114	240,414

Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	$(4,991)	$(897,363)	$(902,354)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

60

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance assumed:
Premiums received	$23,201	$13,391	$12,964

Commissions paid	$3,978	$1,104	$2,309

Claims paid	$15,494	$11,221	$6,424

Surrenders paid	$106,135	$61,596	$56,183

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,293,191	$166,444	$39,386

Commissions received	$113,459	$13,371	$1,418

Claim recoveries	$134,130	$69,925	$63,382

Surrenders recovered	$679,159	$114,401	$112,016

At December 31, 2022 and 2021, the Company had reinsurance recoverable receivables totaling $7,481.8 million and $7,023.3 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies in-force as of November 30, 2021 and (ii) liabilities on policies as they are written through 2024. The amount ceded to SkyRidge Re as of the November 30, 2021 inception date was $4.8 billion. The policies reinsured by SkyRidge Re represented reserves of $5.9 billion as of December 31, 2022.

61

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability. As of December 31, 2022 and 2021, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $6,008.0 million and $5,686.6 million, respectively.

As of December 31, 2022 and 2021, the Company had $892.7 million and $1,010.4 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

In December 2021, the Company entered into an agreement with National Guardian Life Insurance Company (“NGL”) under which the Company reinsured blocks of life and annuity policies from NGL. The policies reinsured by the Company represented reserves of approximately $379.2 million. The transaction had an effective date of December 31, 2021.

Life insurance in force ceded at December 31, 2022 and 2021 was $1,815.4 million and $1,897.2 million, respectively. Life reserves ceded at December 31, 2022 and 2021 was $578.7 million and $575.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

62

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2022	2021

	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$28,918,833	$28,530,815
Liabilities for group annuities	517,630	525,779
Funding agreements	1,139,483	968,993
Other investment-type insurance contract liabilities	1,687	2,064

Total investment-type insurance contract liabilities	30,577,633	30,027,651
Life and other reserves	7,671,515	7,217,279

Total policy reserves and annuity account values	$38,249,148	$37,244,930

General account funding agreements

The Company has issued general account funding agreements of $1,139.5 million and $969.0 million at December 31, 2022 and 2021, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million and $500.8 million at December 31, 2022 and 2021, respectively, which is included in policy reserves and annuity account values on the consolidated balance sheets.

The remaining $638.7 million and $468.2 million as of December 31, 2022 and 2021, respectively, of general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

63

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2022 and 2021, separate account investments funded through these agreements were $2,105.3 million and $1,897.7 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2022			2021
	Account Value	Net Amount	Weighted- Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk

	(Dollars in Millions)
Rollup GMDB	$506	$218	77	$563	$215	77

The determination of the value of the GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2022 and 2021, the reserve liability for the GLWB guarantee on fixed index annuities was $2,658.1 million and $2,867.4 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $35.8 million and $42.4 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

64

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2022			2021
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Return of premium	$1,176	$16	67	$1,534	$10	66
Reset	130	—	62	167	—	61
Roll-up	84	49	74	111	37	73
Step-up	3,621	86	70	4,205	28	69
Combo	64	20	76	86	11	76

Subtotal	5,075	171	70	6,103	86	68

Enhanced	3	—	72	4	—	71

Total GMDB	$5,078	$171	70	$6,107	$86	68

The determination of the value of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $6.8 million and $10.0 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $16.7 million and $16.9 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $2.6 million and $6.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

65

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Index credits	$167,117	$649,132	$300,965
Interest credited to account balances	237,201	272,571	294,246

	$404,318	$921,703	$595,211

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2018. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments.    The State of Illinois has commenced an audit of the Company’s 2019 and 2020 state income tax returns.

Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $35.6 million and $30.5 million at December 31, 2022 and 2021, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

66

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2022 and 2021, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2022, 2021 and 2020.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Current income tax expense	$260,911	$149,969	$119,148
Deferred income tax (benefit) expense	(7,709)	127,657	(2,638)

Income tax expense	$253,202	$277,626	$116,510

The Company’s deferred tax asset position includes $555.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.

The Company had no NOLs in 2022 for any states in which it is required to file an income tax return.

67

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Federal income tax expense computed at statutory rate	$266,297	$283,629	$123,127
Increases (decreases) in taxes resulting from:
Dividends received deduction	(3,637)	(4,856)	(2,534)
Prior period adjustments	(6,615)	2,066	(1,022)
Tax exempt interest	(364)	(348)	(336)
Other	(2,479)	(2,865)	(2,725)

Income tax expense	$253,202	$277,626	$116,510

“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

68

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2022	2021

	(In Thousands)
Deferred income tax assets:
Future policy benefits	$180,816	$439,329
Net unrealized loss on derivatives	61,299	—
Net unrealized capital loss on investments	395,548	—
Credit carryover	8,666	8,666
Rider fee	10,909	11,532
Net operating loss carryforward	116,556	111,213
Other	68,966	42,242

Total deferred income tax assets	842,760	612,982

Deferred income tax liabilities:
Net unrealized gain on derivatives	—	29,068
Deferred policy acquisition costs and deferred sales inducements	418,813	239,503
Net unrealized capital gain on investments	—	71,181
Investments	43,856	206,339
Value of business acquired	209,195	208,705
Depreciation	23,837	26,044
Other	5,896	2,461

Total deferred income tax liabilities	701,597	783,301

Net deferred income tax assets (liabilities)	$141,163	$(170,319)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2022 and 2021.

69

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Goodwill

As of December 31, 2022 and 2021, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2022 and 2021 annual impairment test, the Company determined that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

70

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

71

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

72

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives - reinsurance contracts

The fair value of the reinsurance contract embedded derivatives is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

73

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

74

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2022
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$12,806	$12,806	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	43,978	—	43,978	—
Obligations of government-sponsored enterprises	117,835	—	117,835	—
Corporate	18,627,550	—	2,120,625	16,506,925
Municipal obligations	16,115	—	5,332	10,783
Commercial mortgage-backed	55,019	—	55,019	—
Residential mortgage-backed	14,257	—	14,257	—
Collateralized debt obligations	7,805	—	7,805	—
Collateralized loan obligations	12,262,609	—	8,741,105	3,521,504
Redeemable preferred stock	20,650	—	—	20,650
Other asset backed	1,930,338	—	553,160	1,377,178

Total fixed maturity investments	33,096,156	—	11,659,116	21,437,040
Equity securities:
Consumer	322,998	285,128	2,366	35,504
Mutual funds	4,218	4,218	—	—
Preferred stocks	283,212	—	15,157	268,055

Total equity securities	610,428	289,346	17,523	303,559

Short-term investments	692,835	—	692,835	—
Call options	330,501	7,275	323,226	—
Currency forwards and swaps	434,054	—	434,054	—
Interest rate swaps and total return swaps	23,573	11,854	11,719	—
Futures	757	757	—	—
Other derivatives	22,700	236	—	22,464
Embedded derivatives - reinsurance contracts	388,398	—	—	388,398
Embedded derivatives - funds withheld receivable	(22,163)	—	—	(22,163)
Separate account assets	5,131,121	3,025,821	—	2,105,300

Total assets	$40,721,166	$3,348,095	$13,138,473	$24,234,598

Liabilities:
Call options	$9,605	$2,690	$6,915	$—
Currency forwards and swaps	191,868	—	191,868	—
Interest rate swaps and total return swaps	30,964	14,942	16,022	—
Futures	674	674	—	—
Interest rate caps	8,503	—	8,503	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	4,140	—	—	4,140
Funds withheld liability	(414,915)	—	—	(414,915)
Reinsurance contracts	55,598	—	—	55,598
Fixed index annuity contracts	1,873,472	—	—	1,873,472

Total liabilities	$1,759,909	$18,306	$223,308	$1,518,295

75

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$30,499	$30,499	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	58,834	—	58,834	—
Obligations of government-sponsored enterprises	172,553	—	172,553	—
Corporate	16,172,983	—	3,137,517	13,035,466
Municipal obligations	44,229	—	34,763	9,466
Commercial mortgage-backed	76,544	—	72,388	4,156
Residential mortgage-backed	8,454	—	8,454	—
Collateralized debt obligations	7,683	—	7,683	—
Collateralized loan obligations	12,486,541	—	9,285,076	3,201,465
Redeemable preferred stock	283,386	—	25,000	258,386
Other asset backed	2,591,763	—	856,409	1,735,354

Total fixed maturity investments	31,902,970	—	13,658,677	18,244,293
Equity securities:
Consumer	355,749	307,162	163	48,424
Mutual funds	4,610	4,610	—	—
Preferred stocks	278,758	—	20,319	258,439

Total equity securities	639,117	311,772	20,482	306,863

Short-term investments	452,537	—	426,197	26,340
Call options	820,333	74,486	745,847	—
Currency forwards and swaps	148,420	—	148,420	—
Interest rate swaps and total return swaps	28,525	22,754	5,771	—
Futures	2,802	2,802	—	—
Other derivatives	61,113	—	—	61,113
Embedded derivatives - reinsurance contracts	462,687	—	—	462,687
Separate account assets	5,707,444	3,809.744	—	1,897,700

Total assets	$40,256,447	$4,252,057	$15,005,394	$20,998,996

Liabilities:
Call options	$5,910	$2,090	$3,820	$—
Currency forwards and swaps	129,842	—	129,842	—
Interest rate swaps and total return swaps	2,218	1,739	479	—
Futures	1,235	1,235	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	9,284	—	—	9,284
Funds withheld liability	117,520	—	—	117,520
Fixed index annuity contracts	2,236,850	—	—	2,236,850

Total liabilities	$2,502,859	$5,064	$134,141	$2,363,654

76

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2022 is as follows:

		Total Realized/Unrealized Gains and Losses
	Balance at January 1, 2022	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2022	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$13,035,466	$(43,916)	$(852,005)	$2,367,308	$2,000,072	$16,506,925	$(277)	$(697,267)
Municipal obligations	9,466	970	(5,230)	(8,516)	14,093	10,783	—	(1,360)
Commercial mortgage-backed	4,156	(92)	(226)	(3,838)	—	—	—	—
Collateralized loan obligations	3,201,465	(2,405)	(143,803)	482,087	(15,840)	3,521,504	—	(138,436)
Redeemable preferred stock	258,386	(2,241)	(22,226)	(238,269)	25,000	20,650	—	(3,840)
Other asset backed	1,735,354	2,231	(49,880)	(310,527)		1,377,178	—	(39,000)

Total fixed maturity investments	18,244,293	(45,453)	(1,073,370)	2,288,245	2,023,325	21,437,040	(277)	(879,903)

Equity securities:
Consumer	48,424	(7,554)	—	(5,366)		35,504	(11,951)	—
Preferred stock	258,439	(103,378)	—	112,994		268,055	(103,378)	—

Total equity securities	306,863	(110,932)	—	107,628	—	303,559	(115,329)	—

Short-term investments	26,340	—	—	—	(26,340)	—	—	—
Other derivatives	61,113	(38,650)	—	—	—	22,463	—	—
Embedded derivatives:
Reinsurance contracts	462,687	(197,140)	—	122,851	—	388,398	—	—
Funds withheld receivable	—	(22,163)	—	—	—	(22,163)	—	—
Separate account assets(2)	1,897,700	207,600	—	—	—	2,105,300	—	—

Total assets	$21,060,109	$(206,738)	$(1,073,370)	$2,518,724	$1,996,985	$24,295,710	$(115,606)	$(879,903)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,284	$(5,144)	$—	$—	$—	$4,140	$—	$—
Funds withheld liability	117,250	(532,165)	—	—	—	(414,915)	—	—
Reinsurance contracts	—	(30,678)	—	86,276	—	55,598	—	—
Fixed index annuity contracts	2,236,850	(735,651)	—	372,273	—	1,873,472	—	—

Total liabilities	$2,363,384	$(1,303,638)	$—	$458,549	$—	$1,518,295	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

77

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2022 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,509,924	$344,409	$4,558,913	$928,112	$2,367,308
Municipal obligations	3,136	—	11,390	262	(8,516)
Commercial mortgage-backed	—	—	3,812	26	(3,838)
Collateralized loan obligations	1,581,537	—	149,986	949,464	482,087
Other asset backed	48,634	986	89,738	270,409	(310,527)
Redeemable preferred stock	—	—	238,269	—	(238,269)

Total fixed maturity investments	9,143,231	345,395	5,052,108	2,148,273	2,288,245

Equity securities:
Consumer	—	—	5,366	—	(5,366)
Preferred stock	112,994	—	—	—	112,994

Total equity securities	112,994	—	5,366	—	107,628
Short-term investments	—	—	—	—	—
Embedded derivatives - reinsurance contracts	—	128,318		5,467	122,851

Total assets	$9,256,225	$473,713	$5,057,474	$2,153,740	$2,518,724

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$436,270	$—	$63,997	$372,273
Reinsurance contracts	—	86,276	—	—	86,276

Total liabilities	$—	$522,546	$—	$63,997	$458,549

78

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2021 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2021	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2021	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,673,549	$(16,969)	$6,987	$2,045,111	$326,788	$13,035,466	$(193)	$26,562
Municipal obligations	9,791	—	(182)	(143)	—	9,466	—	(182)
Commercial mortgage-backed	6,354	12	(186)	(2,752)	728	4,156	—	(225)
Collateralized loan obligations	981,678	(57)	2,581	1,371,096	846,167	3,201,465	—	355
Redeemable preferred stock	369,404	(703)	24,685	(135,000)	—	258,386		19,629
Other asset backed	2,005,307	(1,599)	37,684	(301,347)	(4,691)	1,735,354	—	(5,000)

Total fixed maturity investments	14,046,083	(19,316)	71,569	2,976,965	1,168,992	18,244,293	(193)	41,139

Equity securities:
Consumer	501	21,655	—	1,268	25,000	48,424	7,563	—
Preferred stock	204,721	34,018	—	—	19,700	258,439	34,018	—

Total equity securities	205,222	55,673	—	1,268	44,700	306,863	41,581	—
Short-term investments	5,346	—	584	20,410	—	26,340	—	530
Other invested assets	—	35,177	—	25,936	—	61,113	35,177
Embedded derivatives -reinsurance contracts	3,340	(1,030)	—	460,377	—	462,687	—
Separate account assets(2)	1,866,500	31,200	—	—	—	1,897,700	—	—

Total assets	$16,126,491	$101,704	$72,153	$3,484,956	$1,213,692	$20,998,996	$76,565	$41,669

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$12,169	$(2,885)	$—	$—	$—	$9,284	$—	$—
Funds withheld liability	7,508	27,900	—	82,112	—	117,520	—	—
Fixed index annuity contracts	1,760,729	144,416	—	331,705	—	2,236,850	—	—

Total liabilities	$1,780,406	$169,431	$—	$413,817	$—	$2,363,654	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

79

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2021 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,553,488	$210,171	$5,127,485	$591,063	$2,045,111
Municipal obligations	—	—	—	143	(143)
Commercial mortgage-backed	—	—	—	2,752	(2,752)
Collateralized loan obligations	2,531,382	—	14,504	1,145,782	1,371,096
Other asset backed	38,483	4,287	39,207	304,910	(301,347)
Redeemable preferred stock	89,745	—	224,745	—	(135,000)

Total fixed maturity investments	10,213,098	214,458	5,405,941	2,044,650	2,976,965
Equity securities:
Consumer	26,268	—	25,000	—	1,268
Preferred stock	204,400	—	204,400	—	—

Total equity securities	230,668	—	229,400	—	1,268
Short-term investments	26,121	58	—	5,769	20,410
Other derivatives	—	25,936	—	—	25,936
Embedded derivatives - reinsurance contracts	—	460,604	—	227	460,377

Total assets	$10,469,887	$701,056	$5,635,341	$2,050,646	$3,484,956

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$383,059	$—	$51,354	$331,705
Funds withheld liability	—	82,112	—	—	82,112

Total liabilities	$—	$465,171	$—	$51,354	$413,817

80

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2022 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,000,072	$—
Municipal obligations	14,093	—
Collateralized loan obligations	61,660	(77,500)
Redeemable preferred stock	25,000	—

Total fixed maturity investments	$2,100,825	$(77,500)

Short-term investments	—	(26,340)

Total assets	$2,100,825	$(103,840)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2021 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$326,788	$—
Collateralized debt obligations	1,079	(351)
Collateralized loan obligations	846,167	—
Other asset backed	45,000	(49,691)

Total fixed maturity investments	$1,219,034	$(50,042)

Equity securities:
Consumer	$25,000	$—
Preferred stock	19,700	—

Total equity securities	$44,700	$—

The majority of the assets transferred into Level 3 during 2022 and 2021 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2022 and 2021 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

81

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2021
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,705,191	Discount Model	Credit Spread	69 - 1836 [347] basis points (bps)
	103,333		Discount Rate	3.26% - 10.50% [4.54%]
	16,496		Weighted Average Cost of Capital	6.75%
	1,642		Yield	3.40%
	1,146,903	Waterfall	Cashflows
	828,731	Spread Duration	Credit Spread	254 - 767 [377] bps
	1,166	Market Comparables	Broadcast cash flow (BCF) multiple	6.62x
Municipal obligations	9,466	Discount Model	Credit Spread	413 bps
Collateralized loan obligations	48,956	Discount Model	Discount Rate	3.00% - 10.00% [7.32%]
	446	Residual Equity	Residual Equity
Redeemable preferred stock	105,485	Market Comparables	Price/Book Multiple	1.25x
Other asset backed	1,036,376	Discount Model	Credit Spread	206 - 1278 [336] bps
	492,299		Market Yield	2.79% - 9.25% [4.43%]
	28,400		Discount Rate	1.76%
	19,947	Spread Duration	Credit Spread	116 bps

Total fixed maturity investments	14,544,837
Short-term investments	19,204	Discount Model	Credit Spread	236 - 485 [329] bps
	1,166	Spread Duration	Credit Spread	767 bps
Equity securities:
Common stock - Financial	38,685	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	19.14x 4.80%
Preferred stock	20,520	Discount Model	Credit Spread	458 bps

Total equity securities	59,205
Embedded derivatives - reinsurance contracts	462,687	See Note (1)
Separate account assets	1,897,700	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)

Total assets	$16,984,799	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,284	Discounted Cash Flow	Own credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	117,520	See Note (1)
Fixed index annuity contracts	2,236,850	Discounted Cash Flow	Own credit spread	2.26%
			Risk margin	0.05% - 0.24%

Total liabilities	$2,363,654

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $536.5 million and $4,157.9 million as of December 31, 2022 and 2021, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2022 and 2021 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

82

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

83

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Measurement Alternative for Measuring Equity Investments

The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. There were no impairments or adjustments to the carrying value for the years ended December 31, 2022 and 2021.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2022
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$785,987	$745,541	$—	$—	$745,541
Notes receivable from related parties	1,692,107	1,692,107	—	1,632,087	60,020
Policy loans	66,308	66,374	—	—	66,374
Business-owned life insurance	24,331	24,331	—	—	24,331
Company-owned life insurance	43,481	43,481	—	—	43,481
Supplementary contracts without life contingencies	(136,361)	(127,034)	—	—	(127,034)
Individual and group annuities	(8,447,826)	(7,938,252)	—	—	(7,938,252)
Debt from consolidated VIEs	(148,779)	(198,585)	—	—	(198,585)
Surplus notes	(115,367)	(111,141)	—	—	(111,141)
Separate account liabilities	(5,131,121)	(5,131,121)	(3,025,821)	—	(2,105,300)

84

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$998,900	$1,026,022	$—	$—	$1,026,022
Notes receivable from related parties	2,834,303	2,834,303	—	2,605,228	229,075
Policy loans	68,386	68,455	—	—	68,455
Business-owned life insurance	23,845	23,845	—	—	23,845
Company-owned life insurance	52,324	52,324	—	—	52,324
Supplementary contracts without life contingencies	(181,501)	(182,098)	—	—	(182,098)
Individual and group annuities	(8,579,990)	(8,717,364)	—	—	(8,717,364)
Debt from consolidated VIEs	(192,429)	(375,522)	—	—	(375,522)
Surplus notes	(116,379)	(146,639)	—	—	(146,639)
Mortgage debt	(2,087)	(2,087)	—	—	(2,087)
Separate account liabilities	(5,707,444)	(5,892,007)	(3,994,307)	—	(1,897,700)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $688.7 million, of which $31.5 million is with related parties, as of December 31, 2022, as required by the general partner. The Company had committed up to $4,044.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2022, of which $967.8 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,876.4 million as of December 31, 2022.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $548.0 million, of which $9.8 million is with related parties, as of December 31, 2021, as required by the general partner. The Company had committed up to $3,744.0 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2021, of which $675.5 million is with related parties or securitizations in which related parties act as collateral managers.

85

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Count, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complain (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s Secure Income Annuity and Total Value Annuity products. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, Arizona’s and Nevada’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, Arizona and Nevada. SBLIC’s motion to dismiss was granted without prejudice on February 12, 2021. Plaintiffs filed a notice of appeal to the United States Court of Appeals Tenth Circuit on February 19, 2021. On March 28, 2023, the Tenth Circuit reversed the District Court’s dismissal of the case and remanded the case back to the District Court of Kansas for further proceedings. The decision was not based on the merits of any issue, but rather assumed that the allegations were correct and held that the allegations were adequate to require that an evidentiary record be developed with respect to them before the District Court and upon which a decision should be based. Although potential liability is reasonably possible, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result from this suit. SBLIC believes that it has substantial defenses to the claims alleged and intends to vigorously defend itself in the action.

The Company is periodically party to legal and arbitral proceedings and subject to complaints, and the like, and is periodically examined by its regulators and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which the Company is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

86

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt

Line of credit

At December 31, 2022, the Company has access to a $154.4 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (4.33% at December 31, 2022). The Company had no borrowings under this line of credit at December 31, 2022 and 2021. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2022.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $115.4 million and $116.4 million at December 31, 2022 and 2021, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

87

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,438	$6,492	$6,543
Debt from consolidated VIE interest	37,622	2,088	39,715
Notes payable related to commission assignments interest	—	—	356
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	(175)	(166)	65

Total debt/notes payable interest	43,899	8,428	46,693
Repurchase agreement interest	28,795	241	—
Other interest	8,350	523	1,958

Total	$81,044	$9,192	$48,651

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).

The Company reported amounts receivable from parent, subsidiaries and related parties of $2.9 million and $2.3 million at December 31, 2022 and 2021. The Company reported amounts payable to parent, subsidiaries and related parties of $21.5 million and $22.1 million at December 31, 2022 and 2021, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

88

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following investments in related parties with interest rates ranging from 4.9% to 11.2% and maturity dates ranging from January 2023 through December 2023. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2022	2021

	(In Thousands)
Chain Bridge Opportunistic Funding Holdings, LLC	$413,000	$642,000
Dawn Acres III, LLC	341,000	263,000
Weary Blues Holdings, LLC	360,921	515,000
Other	577,186	1,414,303

	$1,692,107	$2,834,303

As of December 31, 2022 and 2021, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $335.9 million and $456.7 million, respectively.

As of December 31, 2022 and 2021, the Company had investments in joint ventures and partnerships of $1,664.7 million and $1,794.7 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties.

Effective November 30, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and FIA liabilities to SkyRidge Re (see Note 10). The Company also entered into an investment management agreement with SkyRidge Re to manage its investments.

89

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale and short-term investments on the consolidated balance sheets.

	December 31,
	2022	2021

	(In Thousands)
Cedar Crest 2021-1, LLC	$693,891	$772,041
Cedar Crest 2021-2, LLC	723,375	797,910
Cedar Crest 2022-1, LLC	736,992	—
Maranon Loan Funding 2022-1 LLC	359,312	—
Shawnee 2021-1, LLC	608,108	767,178
Shawnee 2022-1, LLC	755,159	—
Other	784,871	3,397,514

As of December 31, 2022 and 2021, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:

	December 31,
	2022	2021

	(In Thousands)
American Media Productions, LLC	$333,704	$400,000
Banner Creek Bridge, LLC	342,000	160,000
BH Luxury Residences, LLC	593,213	507,228
Cain International, LLC	1,262,098	1,219,358
Eldridge Equipment Finance, LLC	325,867	181,834
LAISAH, LLC	533,150	458,906
Mirror Media IP Holdings, LLC	293,234	293,950
Oasis BH, LLC	367,110	335,480
Stonebriar Holdings, LLC	390,970	85,000
Other	10,222,009	8,895,223

90

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $124.1 million, $125.5 million and $108.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company invests in CLOs managed by CBAM Partners, LLC and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $19.2 million and $53.7 million for the years ended December 31, 2022 and 2021, respectively.

The Company received $21.0 million, $23.4 million and $21.1 million for the years ended December 31, 2022, 2021 and 2020, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.

The Company paid fees of $203.0 million, $188.6 million and $169.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SBBS for providing management and administrative services.

91

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid fees of $19.1 million, $22.1 million and $20.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

The Company paid interest of $0.0 million, $0.0 million and $62.9 million for the years ended December 31, 2022, 2021 and 2020, respectively, to related parties on VIE debt and other loans with related parties.

In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in VIE Debt of $183.3 million. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.

The Company received $300.0 million and $200.0 million in capital contributions from SBLH during 2022 and 2021, respectively. The Company paid $100.0 million and $0.0 million in dividends to SBLH during 2022 and 2021, respectively.

92

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized.

Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.

From 2011 through the first quarter of 2014, the Company had commission assignment arrangements in place with respect to certain of its FIAs (“Commission Assignment”). Under these arrangements, the Company assigned to third-parties, the obligation to pay commission on such policies, and paid such third-parties a level commission over time, but only if the policy was in

93

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

force at the policy anniversary. The last of the Company’s Commission Assignment level payment obligations will end in early 2024. The Company had not recorded a liability for future amounts paid under its Commission Assignments as the “obligating events” (premium payments and policy persistency) had not yet occurred. Effective December 31, 2021, the NAIC revised its interpretation of SSAP No. 71 stating that when a commission is prepaid by another party, commission expenses must be recognized immediately for all future commission liabilities. The implementation of this interpretation requires the recognition of any unpaid Commission Assignment liabilities, plus interest, with the corresponding adjustment being reflected in reduction to surplus as a change in accounting principle. The Company sought, and received, from the Kansas Insurance Department a permitted practice to permit it to delay recording an initial Commission Assignment liability from December 31, 2021 through September 30, 2022.

The consolidated after tax impact on SBLIC statutory surplus of these permitted practices, which are no longer in effect as of December 31, 2022, was to increase statutory net income $96.6 million for the year ended December 31, 2021.

Redundant statutory reserves relating to GLWB benefits on FIA contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $562.2 million and $521.4 million as of December 31, 2022 and 2021, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $6,222.9 million and $5,557.7 million at December 31, 2022 and 2021, respectively. Statutory net income of the insurance operations was $358.0 million, $987.8 million, and $426.3 million for the years ended December 31, 2022, 2021, and 2020, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk,

94

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2022, SD had net capital of $26.9 million, which was $26.5 million in excess of its required net capital of $0.4 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.2 to 1 at December 31, 2022.

95

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Subsequent Events

Subsequent events have been evaluated through April 26, 2023, which is the date the financial statements were issued.

In February 2022, the Company received a $435.0 million capital contribution from its parent, SBLH.

96

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2022, 2021 and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2022 and 2021, for each of the three years in the period ended December 31, 2022, and have issued our report thereon dated April 26, 2023 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

99

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2022

	December 31, 2022
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party

	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$43,978	$43,978
Obligations of government-sponsored enterprises	130,283	117,835	117,835
Corporate	4,821,072	4,505,015	4,505,015
Municipal obligations	18,752	16,115	16,115
Commercial mortgage-backed	61,458	55,019	55,019
Residential mortgage-backed	15,830	14,257	14,257
Collateralized debt obligations	6,618	7,805	7,805
Collateralized loan obligations	8,866,277	7,972,240	7,972,240
Other asset backed	1,664,298	1,552,927	1,552,927

Total fixed maturity investments	$15,631,762	$14,285,191	$14,285,191

Equity securities:
Consumer	$319,327	$295,966	$295,966
Mutual funds	5,502	4,218	4,218
Preferred stocks	154,486	122,975	122,975

Total equity securities	$479,315	$423,159	$423,159

Securities Fair Value Option:
Fixed maturities	$63,506	$51,955	$51,955

Mortgage loans	447,439	413,850	447,439
Cash and cash equivalents	1,276,213	1,276,213	1,276,213
Short-term investments	314,084	314,084	314,084
Call options	330,501	330,501	330,501
Other invested assets	539,375	539,375	539,375

	$19,082,195	$17,634,328	$17,667,917

See accompanying Report of Independent Auditors

100

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2022 and 2021

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable

	(In Thousands)
As of December 31, 2022:
Life insurance	$1,301,251	$35,531,824	$—	$2,717,324
As of December 31, 2021:
Life insurance	779,546	34,308,258	—	2,936,672

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses

	(In Thousands)
As of December 31, 2022:
Life insurance	$237,203	$2,038,760	$179,347	$70,927	$476,972
As of December 31, 2021:
Life insurance	235,928	1,943,765	1,195,704	192,826	405,445

See accompanying Report of Independent Auditors

101

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2022, 2021 and 2020

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and Health Insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—

Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0

Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

102

FINANCIAL STATEMENTS

SBL Variable Annuity Account XIV

Year Ended December 31, 2022

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2022 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, Missouri

April 26, 2023

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets

AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2022

AB VPS Growth and Income	For each of the two years in the period ended December 31, 2022

AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2022

AB VPS Sustainable Global Thematic Growth	For each of the two years in the period ended December 31, 2022

AFIS Capital World Growth and Income	For each of the two years in the period ended December 31, 2022

AFIS U.S. Government Securities	For each of the two years in the period ended December 31, 2022

AFIS Washington Mutual Investors	For each of the two years in the period ended December 31, 2022

Alger Capital Appreciation	For each of the two years in the period ended December 31, 2022

Alger Large Cap Growth Class I-2	For the period from June 3, 2022 (commencement of operations) through December 31, 2022

Alger Large Cap Growth S	For the period from January 1, 2022 through June 3, 2022 (closing of operations) and the year ended December 31, 2021

Allspring Growth	For each of the two years in the period ended December 31, 2022

Allspring International Equity VT	For each of the two years in the period ended December 31, 2022

Allspring Large Cap Core	For each of the two years in the period ended December 31, 2022

Allspring Omega Growth VT	For each of the two years in the period ended December 31, 2022

Allspring Opportunity	For each of the two years in the period ended December 31, 2022

Allspring Opportunity VT	For each of the two years in the period ended December 31, 2022

Allspring Small Company Value	For each of the two years in the period ended December 31, 2022

ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2022

American Century Diversified Bond	For each of the two years in the period ended December 31, 2022

American Century Equity Income	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

American Century Heritage	For each of the two years in the period ended December 31, 2022

American Century International Bond	For each of the two years in the period ended December 31, 2022

American Century International Growth	For each of the two years in the period ended December 31, 2022

American Century Select	For each of the two years in the period ended December 31, 2022

American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2022

American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2022

American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2022

American Century Ultra®	For each of the two years in the period ended December 31, 2022

American Century VP Disciplined Core Value	For each of the two years in the period ended December 31, 2022

American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2022

American Century VP International	For each of the two years in the period ended December 31, 2022

American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2022

American Century VP Ultra®	For each of the two years in the period ended December 31, 2022

American Century VP Value	For each of the two years in the period ended December 31, 2022

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2022

American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2022

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2022

American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2022

American Funds IS® Growth	For each of the two years in the period ended December 31, 2022

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2022

American Funds IS® International	For each of the two years in the period ended December 31, 2022

American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2022

American Funds IS® New World	For each of the two years in the period ended December 31, 2022

AMG River Road Mid Cap Value	For each of the two years in the period ended December 31, 2022

Ariel®	For each of the two years in the period ended December 31, 2022

Baron Asset	For each of the two years in the period ended December 31, 2022

BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2022

BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2022

BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2022

BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2022

BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2022

BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2022

BlackRock Global Allocation	For each of the two years in the period ended December 31, 2022

BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2022

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2022

BlackRock International Dividend	For each of the two years in the period ended December 31, 2022

BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2022

BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2022

BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2022

BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2022

BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2022

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2022

BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2022

BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2022

Calamos® Growth	For each of the two years in the period ended December 31, 2022

Calamos® Growth and Income	For each of the two years in the period ended December 31, 2022

Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2022

ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2022

Delaware Ivy Asset Strategy	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Balanced	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Energy	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Growth	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP High Income	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Science And Technology	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Delaware Ivy VIP Smid Cap Core	For each of the two years in the period ended December 31, 2022

Delaware Ivy VIP Value	For each of the two years in the period ended December 31, 2022

Delaware VIP Global Value Equity	For each of the two years in the period ended December 31, 2022

Delaware VIP Real Estate Securities	For each of the two years in the period ended December 31, 2022

Dimensional VA Equity Allocation	For each of the two years in the period ended December 31, 2022

Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2022

Dimensional VA Global Moderate Allocation	For each of the two years in the period ended December 31, 2022

Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2022

Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2022

Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2022

Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2022

Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2022

DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2022

DWS Core Equity VIP	For each of the two years in the period ended December 31, 2022

DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2022

DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2022

DWS High Income VIP	For each of the two years in the period ended December 31, 2022

DWS International Growth VIP	For each of the two years in the period ended December 31, 2022

DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2022

Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2022

Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2022

Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2022

Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2022

Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin DynaTech VIP	For each of the two years in the period ended December 31, 2022

Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2022

Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2022

Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2022

Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2022

Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2022

Guggenheim Core Bond	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim High Yield	For each of the two years in the period ended December 31, 2022

Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2022

Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2022

Guggenheim Managed Futures Strategy	For each of the two years in the period ended December 31, 2022

Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2022

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2022

Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2022

Invesco American Franchise	For each of the two years in the period ended December 31, 2022

Invesco Comstock	For each of the two years in the period ended December 31, 2022

Invesco Developing Markets	For each of the two years in the period ended December 31, 2022

Invesco Discovery	For each of the two years in the period ended December 31, 2022

Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2022

Invesco Energy	For each of the two years in the period ended December 31, 2022

Invesco Equity and Income	For each of the two years in the period ended December 31, 2022

Invesco Global	For each of the two years in the period ended December 31, 2022

Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2022

Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2022

Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2022

Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2022

Invesco Technology	For each of the two years in the period ended December 31, 2022

Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2022

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2022

Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2022

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2022

Invesco V.I. Core Bond	For the period from January 1, 2022 through April 29, 2022 (closing of operations) and the year ended December 31, 2021

Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2022

Invesco V.I. Core Plus Bond	For the period from April 29, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2022

Invesco V.I. Equally-Weighted S&P 500	For the period from April 29, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Strategic Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2022

Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2022

Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2022

Invesco V.I. High Yield	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2022

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2022

Invesco V.I. S&P 500 Index	For the period from January 1, 2022 through April 29, 2022 (closing of operations) and the year ended December 31, 2021

Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2022

Invesco Value Opportunities	For each of the two years in the period ended December 31, 2022

Janus Henderson Adaptive Risk Managed U.S. Equity	For each of the two years in the period ended December 31, 2022

Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2022

Janus Henderson Overseas	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2022

JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2022

JPMorgan Insurance Trust Small Cap Core Portfolio	For each of the two years in the period ended December 31, 2022

JPMorgan Insurance Trust US Equity Portfolio	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2022

MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2022

MFS® VIT High Yield	For each of the two years in the period ended December 31, 2022

MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2022

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2022

MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2022

MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2022

MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2022

MFS® VIT Research	For each of the two years in the period ended December 31, 2022

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2022

MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2022

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2022

Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2022

Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2022

Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2022

Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2022

North Square Spectrum Alpha	For each of the two years in the period ended December 31, 2022

Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2022

Northern Large Cap Core	For each of the two years in the period ended December 31, 2022

Northern Large Cap Value	For each of the two years in the period ended December 31, 2022

PGIM Focused Growth	For each of the two years in the period ended December 31, 2022

PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2022

PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2022

PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2022

PGIM Quant Solutions Small-Cap Value	For each of the two years in the period ended December 31, 2022

PIMCO All Asset	For each of the two years in the period ended December 31, 2022

PIMCO Commodity Real Return Strategy	For each of the two years in the period ended December 31, 2022

PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2022

PIMCO High Yield	For each of the two years in the period ended December 31, 2022

PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2022

PIMCO Low Duration	For each of the two years in the period ended December 31, 2022

PIMCO Real Return	For each of the two years in the period ended December 31, 2022

PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2022

PIMCO Total Return	For each of the two years in the period ended December 31, 2022

PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2022

PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2022

PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2022

PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2022

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2022

PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2022

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2022

PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2022

PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2022

PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2022

PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2022

PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2022

PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2022

PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2022

PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2022

Pioneer Bond VCT	For each of the two years in the period ended December 31, 2022

Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2022

Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2022

Pioneer Real Estate Shares VCT	For each of the two years in the period ended December 31, 2022

Pioneer Strategic Income	For each of the two years in the period ended December 31, 2022

Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2022

Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2022

Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Putnam VT Growth Opportunities	For each of the two years in the period ended December 31, 2022

Putnam VT High Yield	For each of the two years in the period ended December 31, 2022

Putnam VT Income	For each of the two years in the period ended December 31, 2022

Putnam VT Large Cap Value	For each of the two years in the period ended December 31, 2022

Putnam VT Multi-Asset Absolute Return	For each of the two years in the period ended December 31, 2022

Putnam VT Multi-Cap Core	For each of the two years in the period ended December 31, 2022

Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2022

Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2022

Redwood Managed Volatility	For each of the two years in the period ended December 31, 2022

Royce Micro-Cap	For each of the two years in the period ended December 31, 2022

Royce Small-Cap Opportunity	For each of the two years in the period ended December 31, 2022

Royce Small-Cap Value	For each of the two years in the period ended December 31, 2022

Rydex VIF Banking	For each of the two years in the period ended December 31, 2022

Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2022

Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2022

Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2022

Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Electronics	For each of the two years in the period ended December 31, 2022

Rydex VIF Energy	For each of the two years in the period ended December 31, 2022

Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2022

Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2022

Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Health Care	For each of the two years in the period ended December 31, 2022

Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Internet	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Leisure	For each of the two years in the period ended December 31, 2022

Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Money Market	For each of the two years in the period ended December 31, 2022

Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2022

Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Nova	For each of the two years in the period ended December 31, 2022

Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2022

Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2022

Rydex VIF Retailing	For each of the two years in the period ended December 31, 2022

Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2022

Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2022

Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2022

Rydex VIF Technology	For each of the two years in the period ended December 31, 2022

Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2022

Rydex VIF Transportation	For each of the two years in the period ended December 31, 2022

Rydex VIF Utilities	For each of the two years in the period ended December 31, 2022

Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2022

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2022

T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2022

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2022

T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2022

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2022

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2022

T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2022

Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2022

Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2022

Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2022

Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2022

Third Avenue Value	For each of the two years in the period ended December 31, 2022

TOPS® Aggressive Growth ETF	For each of the two years in the period ended December 31, 2022

TOPS® Balanced ETF	For each of the two years in the period ended December 31, 2022

TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2022

TOPS® Growth ETF	For each of the two years in the period ended December 31, 2022

TOPS® Managed Risk Balanced ETF	For each of the two years in the period ended December 31, 2022

TOPS® Managed Risk Moderate Growth ETF	For each of the two years in the period ended December 31, 2022

TOPS® Moderate Growth ETF	For each of the two years in the period ended December 31, 2022

VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

VanEck VIP Global Resources	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Global Bond Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2022

Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2022

Vanguard® VIF International	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2022

Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2022

Victory RS Partners	For each of the two years in the period ended December 31, 2022

Victory RS Science and Technology	For each of the two years in the period ended December 31, 2022

Victory RS Value	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2022

Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2022

Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2022

Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2022

Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2022

Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2022

Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2022

VY CBRE Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2022

VY CBRE Real Estate Portfolio	For each of the two years in the period ended December 31, 2022

Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2022

SBL Variable Annuity Account XIV

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Dynamic Asset Allocation	92,543	$1,040,429	$730,165	$—	$730,165	84,677	$8.11	$8.87
AB VPS Growth and Income	7,034	215,661	199,475	—	199,475	9,643	20.69	20.69
AB VPS Small/Mid Cap Value	293,726	4,793,728	4,814,167	—	4,814,167	381,612	12.61	17.28
AB VPS Sustainable Global Thematic Growth (a)	4,226	132,107	120,833	—	120,833	6,411	18.85	18.85
AFIS Capital World Growth and Income	8,511	121,330	96,603	—	96,603	8,441	11.18	12.23
AFIS U.S. Government Securities	21,081	257,964	207,854	—	207,854	26,471	7.32	8.01
AFIS Washington Mutual Investors	45,455	594,220	560,909	—	560,909	38,611	14.07	15.40
Alger Capital Appreciation (d)	3,594	272,665	174,979	—	174,979	10,090	16.95	21.89
Alger Large Cap Growth Class I-2 (b)	3,353	204,178	157,761	—	157,761	18,763	8.35	8.40
Alger Large Cap Growth Class S (b)	—	—	—	—	—	—	20.61	32.75
Allspring Growth (d)	26,554	894,251	574,621	—	574,621	31,061	18.46	32.21
Allspring International Equity VT	23,218	73,895	39,935	—	39,935	4,507	8.86	8.86
Allspring Large Cap Core	54,400	880,951	747,452	—	747,452	50,433	14.69	17.56
Allspring Omega Growth VT	7,220	210,254	143,454	—	143,454	9,173	15.65	15.65
Allspring Opportunity	14,816	639,928	585,249	—	585,249	32,402	18.03	26.53
Allspring Opportunity VT	38,049	993,660	849,247	—	849,247	44,774	15.32	20.06
Allspring Small Company Value	133,924	3,616,068	4,166,378	—	4,166,378	354,096	11.69	11.77
ALPS/Alerian Energy Infrastructure	23,867	223,514	236,282	—	236,282	27,905	8.09	8.97
American Century Diversified Bond	10,404	113,692	95,822	—	95,822	13,403	7.15	7.15
American Century Equity Income	1,140,198	9,739,966	9,988,134	—	9,988,134	475,359	16.50	20.99
American Century Heritage	106,510	2,202,425	1,658,363	—	1,658,363	74,056	22.36	30.95
American Century International Bond	1,461	16,371	15,000	—	15,000	2,938	5.11	5.11
American Century International Growth	449,982	5,655,385	4,886,804	—	4,886,804	502,643	9.46	10.87
American Century Select	38,579	2,656,752	2,779,225	—	2,779,225	172,754	16.04	19.80
American Century Strategic Allocation: Aggressive	176,456	1,347,435	1,182,256	—	1,182,256	86,149	13.29	13.73
American Century Strategic Allocation: Conservative	148,951	842,965	741,775	—	741,775	69,713	10.30	10.64
American Century Strategic Allocation: Moderate	683,058	4,414,189	3,756,819	—	3,756,819	305,161	11.93	12.32
American Century Ultra®	11,366	628,444	583,642	—	583,642	22,266	26.27	26.27
American Century VP Disciplined Core Value	25,962	249,107	186,410	—	186,410	10,351	14.42	19.87
American Century VP Inflation Protection	202,019	2,111,011	1,892,915	—	1,892,915	249,897	7.52	7.58
American Century VP International	6,779	72,161	64,466	—	64,466	5,946	10.84	10.84
American Century VP Mid Cap Value (d)	288,569	5,778,199	6,109,013	—	6,109,013	326,427	15.23	20.51
American Century VP Ultra®	789,612	15,113,832	14,749,955	—	14,749,955	516,484	25.54	28.77
American Century VP Value	2,248,198	23,418,930	28,012,549	—	28,012,549	1,133,634	14.50	19.76
American Funds IS® Asset Allocation	898,392	21,299,453	19,531,050	—	19,531,050	1,599,046	11.62	12.71
American Funds IS® Capital World Bond	252,463	2,973,450	2,355,477	—	2,355,477	355,230	6.25	6.84
American Funds IS® Global Growth	378,901	12,291,933	11,181,371	—	11,181,371	764,598	13.80	15.10
American Funds IS® Global Small Capitalization	30,427	755,700	464,923	—	464,923	44,218	10.01	10.96
American Funds IS® Growth	37,416	3,186,265	2,755,323	—	2,755,323	145,693	18.45	20.19
American Funds IS® Growth-Income	516,080	26,316,041	25,143,422	—	25,143,422	1,628,040	14.63	16.01

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
American Funds IS® International	387,768	$7,321,970	$5,812,644	$—	$5,812,644	686,051	$7.98	$8.73
American Funds IS® International Growth and Income	35,233	492,404	301,591	—	301,591	37,206	7.71	8.43
American Funds IS® Mortgage	6,705	71,061	62,019	—	62,019	7,886	7.23	7.92
American Funds IS® New World	173,192	4,490,675	3,782,521	—	3,782,521	386,722	9.14	10.00
AMG River Road Mid Cap Value	99,472	2,473,261	1,648,248	—	1,648,248	90,510	17.65	18.23
Ariel®	41,185	2,648,420	2,567,033	—	2,567,033	132,154	19.26	22.11
Baron Asset	7,469	569,999	648,587	—	648,587	33,003	19.66	19.66
BlackRock Advantage Large Cap Core V.I.	34,606	796,518	612,174	—	612,174	30,635	16.67	20.93
BlackRock Advantage Small Cap Growth	13,970	179,410	140,122	—	140,122	8,814	15.90	15.90
BlackRock Basic Value V.I.	17,773	238,782	206,342	—	206,342	13,067	12.78	16.77
BlackRock Capital Appreciation V.I.	55,197	458,043	317,934	—	317,934	16,569	16.90	19.37
BlackRock Equity Dividend	29,063	586,006	528,951	—	528,951	30,528	17.33	17.33
BlackRock Equity Dividend V.I.	947,780	11,049,749	9,591,537	—	9,591,537	646,850	14.70	18.80
BlackRock Global Allocation	10,349	199,871	170,348	—	170,348	15,853	10.75	10.75
BlackRock Global Allocation V.I.	212,263	3,061,308	2,519,566	—	2,519,566	252,052	9.75	10.92
BlackRock High Yield V.I.	907,894	6,565,709	5,855,917	30,306	5,886,223	625,237	9.27	10.40
BlackRock International Dividend	3,332	98,345	93,725	—	93,725	8,892	10.53	10.53
BlackRock Large Cap Focus Growth V.I.	10,406	148,742	127,478	—	127,478	5,808	17.58	21.94
BNY Mellon Appreciation	180,311	6,754,847	6,527,252	—	6,527,252	372,230	17.25	19.38
BNY Mellon Dynamic Value	125,165	4,612,253	4,811,360	—	4,811,360	197,081	21.69	24.18
BNY Mellon IP MidCap Stock	175,888	3,436,383	2,877,526	—	2,877,526	239,506	12.03	12.03
BNY Mellon IP Small Cap Stock Index	425,850	8,095,250	7,350,166	—	7,350,166	503,837	14.04	19.17
BNY Mellon IP Technology Growth	627,341	14,874,204	9,930,805	—	9,930,805	442,447	16.61	20.37
BNY Mellon Opportunistic Midcap Value	80,699	2,449,100	2,246,672	—	2,246,672	102,963	20.66	21.70
BNY Mellon Stock Index	708	49,511	41,024	—	41,024	1,820	22.47	22.47
BNY Mellon VIF Appreciation	164,080	6,606,173	5,138,973	—	5,138,973	314,001	16.51	20.19
Calamos® Growth	262,703	9,761,840	7,124,514	—	7,124,514	404,966	17.43	21.49
Calamos® Growth and Income	225,246	7,624,984	8,246,271	—	8,246,271	423,807	19.82	21.30
Calamos® High Income Opportunities	66,202	568,409	483,272	—	483,272	48,125	9.54	10.09
ClearBridge Small Cap Growth	579	16,829	18,987	—	18,987	1,018	18.65	18.65
ClearBridge Variable Aggressive Growth	319,948	7,734,539	4,744,827	—	4,744,827	314,374	13.52	15.17
ClearBridge Variable Small Cap Growth	268,130	8,024,071	6,764,918	—	6,764,918	312,778	19.80	22.34
Delaware Ivy Asset Strategy	14,438	334,719	259,158	—	259,158	24,452	10.60	10.60
Delaware Ivy VIP Asset Strategy	139,166	1,270,835	1,092,457	—	1,092,457	117,821	9.37	10.90
Delaware Ivy VIP Balanced	17,987	125,702	84,357	—	84,357	5,851	14.43	14.43
Delaware Ivy VIP Core Equity	11,257	157,463	129,455	—	129,455	5,914	21.89	21.89
Delaware Ivy VIP Energy	23,616	121,663	119,733	—	119,733	22,740	5.24	5.41
Delaware Ivy VIP Global Growth	582	2,264	1,940	—	1,940	133	14.62	14.62
Delaware Ivy VIP Growth	13,894	141,139	110,731	—	110,731	4,115	26.93	26.93
Delaware Ivy VIP High Income	154,502	489,323	435,696	—	435,696	44,964	8.88	11.59
Delaware Ivy VIP International Core Equity	20,287	327,875	287,878	—	287,878	28,923	9.63	9.99
Delaware Ivy VIP Limited-Term Bond	3,144	15,666	14,401	—	14,401	1,843	7.78	7.78
Delaware Ivy VIP Mid Cap Growth	17,958	248,196	170,059	—	170,059	9,076	16.61	20.38

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Delaware Ivy VIP Natural Resources	47,651	$162,146	$227,293	$—	$227,293	34,612	$6.00	$6.57
Delaware Ivy VIP Science And Technology	9,729	272,844	169,780	—	169,780	9,176	16.25	22.92
Delaware Ivy VIP Small Cap Growth	29,399	283,990	177,570	—	177,570	13,599	12.49	13.33
Delaware Ivy VIP Smid Cap Core	12,807	189,365	142,672	—	142,672	9,504	13.04	15.84
Delaware Ivy VIP Value	27,221	169,901	151,351	—	151,351	8,132	18.61	18.61
Delaware VIP Global Value Equity (a)	28,087	171,086	123,863	—	123,863	9,181	13.49	13.49
Delaware VIP Real Estate Securities (a)	7,389	58,346	46,550	—	46,550	3,766	11.29	14.53
Dimensional VA Equity Allocation	42,991	586,385	529,647	—	529,647	45,580	11.62	11.62
Dimensional VA Global Bond Portfolio	190,376	1,933,285	1,831,415	—	1,831,415	244,894	6.86	7.48
Dimensional VA Global Moderate Allocation	43,102	669,939	587,909	—	587,909	54,905	10.71	10.71
Dimensional VA International Small Portfolio	195,471	2,448,438	2,101,310	—	2,101,310	170,254	10.39	12.59
Dimensional VA International Value Portfolio	184,377	2,373,871	2,256,773	—	2,256,773	208,890	9.20	10.93
Dimensional VA Short-Term Fixed Portfolio	284,011	2,870,886	2,820,228	—	2,820,228	385,273	6.69	7.36
Dimensional VA U.S. Large Value Portfolio	163,629	4,761,563	4,979,240	—	4,979,240	262,948	14.09	19.59
Dimensional VA U.S. Targeted Value Portfolio	151,780	3,265,913	3,117,552	—	3,117,552	170,859	14.30	20.23
DWS Capital Growth VIP	1,266	40,877	35,904	—	35,904	1,510	23.78	23.78
DWS Core Equity VIP	8,503	99,987	88,944	—	88,944	5,131	17.31	17.31
DWS CROCI® U.S. VIP	680	10,322	8,965	—	8,965	753	11.90	11.90
DWS Global Small Cap VIP	10,753	123,923	86,990	—	86,990	8,728	8.59	10.34
DWS High Income VIP	40,509	244,825	216,726	—	216,726	22,199	8.85	9.93
DWS International Growth VIP	695	9,801	9,144	—	9,144	903	10.10	10.10
DWS Small Mid Cap Value VIP	2,464	33,584	31,336	—	31,336	2,591	10.62	12.67
Eaton Vance VT Floating-Rate Income	453,118	3,936,541	3,824,315	—	3,824,315	451,099	8.35	9.14
Federated Hermes Corporate Bond	782,134	7,287,341	6,264,892	—	6,264,892	617,278	9.59	10.15
Federated Hermes Fund for U.S. Government Securities II	241,197	2,571,295	2,219,013	—	2,219,013	323,666	6.64	7.89
Federated Hermes High Income Bond II	697,236	4,268,262	3,702,320	—	3,702,320	283,388	8.86	12.74
Fidelity® Advisor Dividend Growth	125,922	1,983,662	2,039,936	—	2,039,936	149,018	13.66	17.59
Fidelity® Advisor International Capital Appreciation (d)	11,153	163,881	234,989	—	234,989	17,725	13.23	16.21
Fidelity® Advisor Leveraged Company Stock	1,831	78,116	65,874	—	65,874	3,975	16.54	16.54
Fidelity® Advisor New Insights	8,136	242,955	194,048	—	194,048	10,808	17.94	17.94
Fidelity® Advisor Real Estate	82,298	1,632,554	1,264,915	—	1,264,915	103,699	8.22	8.70
Fidelity® Advisor Stock Selector Mid Cap	67,850	2,431,174	2,274,317	—	2,274,317	126,959	17.91	24.07
Fidelity® Advisor Value Strategies	49,918	1,776,217	2,048,614	—	2,048,614	100,376	20.27	26.97
Fidelity® VIP Balanced	127,501	2,588,403	2,389,373	—	2,389,373	157,312	13.64	16.08
Fidelity® VIP Contrafund	372,887	13,914,453	13,625,278	—	13,625,278	625,617	16.14	20.25
Fidelity® VIP Disciplined Small Cap	41,889	774,314	571,782	—	571,782	34,885	12.37	16.53
Fidelity® VIP Emerging Markets	76,846	948,136	757,701	—	757,701	69,160	10.32	10.99
Fidelity® VIP Equity-Income	191,156	4,430,831	4,341,164	—	4,341,164	308,131	14.06	14.06
Fidelity® VIP Growth & Income	248,616	5,545,763	5,782,799	—	5,782,799	369,064	15.81	22.25
Fidelity® VIP Growth Opportunities	742,284	40,120,743	29,624,568	—	29,624,568	1,357,883	21.33	27.62

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® VIP High Income	270,502	$1,340,783	$1,138,815	$—	$1,138,815	131,664	$8.43	$9.43
Fidelity® VIP Index 500	52,567	16,269,152	19,433,936	—	19,433,936	1,042,992	17.37	20.93
Fidelity® VIP Investment Grade Bond	510,715	6,421,591	5,347,190	—	5,347,190	620,255	7.65	9.26
Fidelity® VIP Mid Cap	23,191	831,136	723,544	—	723,544	45,272	13.98	16.42
Fidelity® VIP Overseas	250,187	5,780,907	5,364,010	—	5,364,010	544,548	10.07	10.94
Fidelity® VIP Real Estate	11,566	219,980	187,608	—	187,608	15,078	9.61	12.70
Fidelity® VIP Strategic Income	116,387	1,305,759	1,152,232	—	1,152,232	124,234	8.31	9.35
Franklin Allocation VIP Fund	458,643	2,853,892	2,100,585	—	2,100,585	198,257	10.60	10.60
Franklin DynaTech VIP	30,071	164,810	89,311	—	89,311	5,949	14.39	16.85
Franklin Growth and Income VIP Fund	93,788	829,757	586,176	—	586,176	36,189	14.98	19.67
Franklin Income VIP Fund	787,327	12,086,750	11,597,334	—	11,597,334	1,014,632	10.46	12.51
Franklin Large Cap Growth VIP Fund	—	—	—	—	—	—	15.08	19.17
Franklin Mutual Global Discovery VIP Fund	493,052	9,334,543	8,189,595	—	8,189,595	699,919	10.66	11.72
Franklin Mutual Shares VIP Fund	945	17,687	14,320	—	14,320	1,249	10.71	13.73
Franklin Rising Dividends VIP Fund	31,620	861,489	854,686	—	854,686	43,734	17.06	23.29
Franklin Small Cap Value VIP Fund	262,889	4,111,698	3,294,004	—	3,294,004	216,908	13.17	16.98
Franklin Small-Mid Cap Growth VIP Fund	209,796	3,563,448	2,204,951	—	2,204,951	129,299	16.41	32.00
Franklin Strategic Income VIP Fund	210,657	2,184,605	1,839,031	—	1,839,031	238,259	7.42	7.76
Franklin U.S. Government Securities VIP Fund	21,536	249,954	219,450	—	219,450	30,784	6.79	7.23
Goldman Sachs Emerging Markets Equity	87,951	1,672,384	1,605,992	—	1,605,992	210,040	7.23	7.65
Goldman Sachs Government Income	125,488	1,871,592	1,606,249	—	1,606,249	231,056	6.58	6.97
Goldman Sachs VIT International Equity Insights	9,827	89,019	75,665	—	75,665	8,244	8.49	9.48
Goldman Sachs VIT Large Cap Value	492	3,785	4,108	—	4,108	244	16.80	16.80
Goldman Sachs VIT Mid Cap Growth Fund (a)	26,369	357,263	228,884	—	228,884	11,661	15.19	19.63
Goldman Sachs VIT Mid Cap Value	29,555	511,407	445,401	—	445,401	29,499	13.75	17.62
Goldman Sachs VIT Small Cap Equity Insights	28,093	348,206	288,513	—	288,513	17,524	12.65	16.66
Goldman Sachs VIT Strategic Growth	18,751	262,641	171,013	—	171,013	7,170	23.84	23.84
Guggenheim Alpha Opportunity	4,996	71,195	89,072	—	89,072	6,366	11.27	15.82
Guggenheim Core Bond	291,090	5,515,841	4,654,528	—	4,654,528	560,218	7.44	8.35
Guggenheim Floating Rate Strategies	64,785	1,633,879	1,533,465	—	1,533,465	159,754	9.60	9.60
Guggenheim High Yield	309,263	3,419,186	2,888,518	—	2,888,518	216,646	12.29	12.76
Guggenheim Large Cap Value	36,511	1,598,084	1,649,917	—	1,649,917	103,426	15.92	17.37
Guggenheim Long Short Equity	16,883	231,855	306,772	—	306,772	27,567	11.12	11.12
Guggenheim Macro Opportunities	469	12,463	11,071	—	11,071	1,182	9.37	9.37
Guggenheim Managed Futures Strategy	1,172	25,736	23,760	—	23,760	3,110	7.64	7.64
Guggenheim Multi-Hedge Strategies	1,152	31,412	30,204	—	30,204	3,660	8.25	8.25
Guggenheim Small Cap Value	3,054	41,636	46,422	—	46,422	3,211	14.43	14.43
Guggenheim SMid Cap Value	326,351	11,142,072	11,389,658	—	11,389,658	373,787	20.60	30.36
Guggenheim StylePlus Large Core	82,600	1,722,969	1,348,038	—	1,348,038	101,722	12.79	15.48
Guggenheim StylePlus Mid Growth	52,090	1,982,474	1,372,058	—	1,372,058	93,578	14.63	22.32
Guggenheim Total Return Bond	14,972	410,515	347,052	—	347,052	38,654	8.98	8.98

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Guggenheim VIF All Cap Value	517,302	$15,383,828	$17,314,087	$—	$17,314,087	779,428	$14.69	$30.38
Guggenheim VIF Alpha Opportunity	110,958	1,747,595	1,694,322	—	1,694,322	108,435	13.92	15.67
Guggenheim VIF Floating Rate Strategies	309,385	7,483,294	7,307,681	—	7,307,681	821,010	8.48	9.27
Guggenheim VIF Global Managed Futures Strategy	122,574	2,177,804	2,153,619	—	2,153,619	378,379	5.30	7.77
Guggenheim VIF High Yield	674,530	18,365,450	15,662,578	—	15,662,578	666,563	8.94	10.43
Guggenheim VIF Large Cap Value	657,695	24,395,307	27,123,329	—	27,123,329	1,451,399	17.87	29.00
Guggenheim VIF Long Short Equity	287,932	4,098,523	4,344,889	—	4,344,889	387,111	8.33	8.61
Guggenheim VIF Managed Asset Allocation	354,815	8,794,954	9,218,089	—	9,218,089	727,823	11.04	13.28
Guggenheim VIF Multi-Hedge Strategies	147,632	3,841,175	3,769,037	—	3,769,037	629,211	6.62	8.07
Guggenheim VIF Small Cap Value	502,812	19,711,057	21,258,874	—	21,258,874	614,756	11.40	18.29
Guggenheim VIF SMid Cap Value	491,770	30,445,500	35,240,224	—	35,240,224	916,989	13.61	31.89
Guggenheim VIF StylePlus Large Core	329,543	12,755,873	10,746,395	—	10,746,395	901,407	17.46	22.25
Guggenheim VIF StylePlus Large Growth	573,089	10,483,146	7,885,704	—	7,885,704	592,039	20.24	23.02
Guggenheim VIF StylePlus Mid Growth	250,652	12,004,015	9,228,999	—	9,228,999	590,492	14.83	15.18
Guggenheim VIF StylePlus Small Growth	134,798	3,835,721	3,016,775	—	3,016,775	300,407	9.81	13.00
Guggenheim VIF Total Return Bond	2,221,535	36,188,296	31,034,846	—	31,034,846	3,388,972	8.46	9.08
Guggenheim VIF World Equity Income	985,167	11,384,855	12,186,511	—	12,186,511	990,964	10.94	13.35
Guggenheim World Equity Income	346,434	5,012,049	4,832,760	—	4,832,760	388,812	11.91	12.23
Invesco American Franchise	76,843	1,457,478	1,230,260	—	1,230,260	95,206	12.84	17.29
Invesco Comstock	356,168	8,112,823	9,427,775	—	9,427,775	506,326	18.02	18.35
Invesco Developing Markets	6,700	274,351	238,464	—	238,464	30,284	7.87	7.87
Invesco Discovery	2,073	191,118	148,393	—	148,393	7,337	20.27	20.27
Invesco Discovery Mid Cap Growth	51,016	1,202,188	1,062,661	—	1,062,661	74,651	14.08	19.17
Invesco Energy	2,835	65,004	80,787	—	80,787	12,766	6.33	6.33
Invesco Equity and Income	803,418	8,017,858	7,889,563	—	7,889,563	459,959	15.26	17.06
Invesco Global	5,315	479,825	395,247	—	395,247	26,387	15.00	15.00
Invesco Gold & Special Minerals	6,790	162,877	147,337	—	147,337	16,987	8.67	8.67
Invesco Main Street Mid Cap	54,810	1,236,117	1,279,269	—	1,279,269	99,992	12.68	12.80
Invesco Oppenheimer V.I. International Growth Fund	175,762	399,029	312,856	—	312,856	30,052	8.67	10.63
Invesco Small Cap Growth (d)	77,391	2,478,519	1,748,262	—	1,748,262	94,661	18.41	26.75
Invesco Technology	33,016	1,503,449	1,174,046	—	1,174,046	136,591	8.59	21.38
Invesco V.I. American Franchise Series I	25,752	1,527,739	1,103,225	—	1,103,225	87,341	12.63	12.63
Invesco V.I. American Franchise Series II	724	48,447	28,141	—	28,141	1,689	16.68	16.68
Invesco V.I. American Value	194,216	3,541,850	3,006,463	—	3,006,463	304,265	12.33	16.55
Invesco V.I. Balanced-Risk Allocation	6,785	69,232	54,077	—	54,077	5,907	9.04	9.89
Invesco V.I. Comstock	573,153	10,730,951	11,606,340	—	11,606,340	643,676	14.78	20.30
Invesco V.I. Core Bond (b)	—	—	—	—	—	—	5.74	6.87
Invesco V.I. Core Equity	894	28,794	21,818	—	21,818	1,581	12.06	15.37
Invesco V.I. Core Plus Bond (b)	1,779,694	10,319,599	9,788,318	—	9,788,318	1,058,178	9.23	9.26
Invesco V.I. Discovery Mid Cap Growth	78,688	5,534,816	3,766,018	—	3,766,018	245,006	14.44	16.65

(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Equally-Weighted S&P 500 (b)	21,736	$582,023	$533,408	$—	$533,408	56,378	$9.41	$9.48
Invesco V.I. Equity and Income	563,638	9,629,817	9,035,122	—	9,035,122	591,064	12.24	15.44
Invesco V.I. EVQ International Equity Fund (a)	630,648	21,378,285	17,923,030	—	17,923,030	1,419,873	9.36	9.69
Invesco V.I. Global	117,155	4,729,372	3,549,784	—	3,549,784	300,402	12.03	14.46
Invesco V.I. Global Core Equity	1,576	14,731	12,628	—	12,628	1,264	10.00	10.86
Invesco V.I. Global Real Estate Series I	429,729	6,932,388	5,603,661	—	5,603,661	325,391	15.35	17.29
Invesco V.I. Global Real Estate Series II	9,778	150,540	124,373	—	124,373	12,812	9.69	9.69
Invesco V.I. Global Strategic Income	473	2,400	1,927	—	1,927	278	6.94	6.94
Invesco V.I. Government Money Market	41,003,737	41,003,737	41,003,737	—	41,003,737	5,026,473	7.84	8.16
Invesco V.I. Government Securities	1,009,212	11,639,450	10,071,936	—	10,071,936	1,434,095	6.85	7.49
Invesco V.I. Growth and Income	774	17,037	15,299	—	15,299	1,122	13.62	13.62
Invesco V.I. Health Care Series I	293,987	8,000,426	7,393,775	—	7,393,775	301,695	22.17	24.98
Invesco V.I. Health Care Series II	8,278	192,311	191,553	—	191,553	14,024	13.61	19.86
Invesco V.I. High Yield	—	—	—	—	—	—	8.35	9.92
Invesco V.I. Main Street Mid Cap Fund®	963,108	10,085,657	7,926,380	—	7,926,380	445,263	14.34	18.07
Invesco V.I. Main Street Small Cap Fund®	532,987	12,785,183	12,024,180	—	12,024,180	478,277	14.39	18.37
Invesco V.I. S&P 500 Index (b)	—	—	—	—	—	—	18.56	28.29
Invesco V.I. Small Cap Equity	1,896	34,152	25,840	—	25,840	1,768	14.62	14.62
Invesco Value Opportunities	143,810	1,773,532	2,265,000	—	2,265,000	171,789	13.20	13.52
Janus Henderson Adaptive Risk Managed U.S. Equity (a)	83,935	904,368	750,378	—	750,378	62,648	11.76	11.99
Janus Henderson Mid Cap Value	4,015	64,038	60,873	—	60,873	4,166	14.61	14.61
Janus Henderson Overseas	87,956	3,220,973	3,488,329	—	3,488,329	480,166	6.91	7.31
Janus Henderson VIT Enterprise	403,376	25,361,831	25,323,958	—	25,323,958	1,054,053	18.92	24.67
Janus Henderson VIT Mid Cap Value	13,251	208,889	207,238	—	207,238	14,380	12.38	14.89
Janus Henderson VIT Overseas	9,954	344,637	365,923	—	365,923	47,192	7.51	9.29
Janus Henderson VIT Research	332,871	11,069,405	10,042,715	—	10,042,715	574,495	16.37	20.82
JPMorgan Insurance Trust Core Bond Portfolio	385,237	4,247,800	3,671,313	—	3,671,313	472,240	7.26	7.72
JPMorgan Insurance Trust Small Cap Core Portfolio	14,312	342,587	253,602	—	253,602	15,371	12.74	17.66
JPMorgan Insurance Trust US Equity Portfolio	8,500	288,559	263,830	—	263,830	13,080	18.37	24.43
Lord Abbett Series Bond-Debenture VC	411,998	4,977,200	4,202,378	—	4,202,378	444,151	9.06	10.83
Lord Abbett Series Developing Growth VC	64,058	2,354,822	1,418,892	—	1,418,892	103,028	13.77	18.50
Lord Abbett Series Dividend Growth VC	—	—	—	—	—	—	16.25	16.25
Lord Abbett Series Growth Opportunities VC	—	—	—	—	—	—	15.61	15.61
Lord Abbett Series Mid Cap Stock VC	1,685	42,378	38,884	—	38,884	2,708	11.66	14.36
Lord Abbett Series Total Return VC	38,677	631,981	539,549	—	539,549	63,586	7.48	8.59
MFS® VIT Emerging Markets Equity	4,935	77,423	55,225	—	55,225	7,891	6.99	7.03
MFS® VIT Global Tactical Allocation	380	5,939	4,826	—	4,826	557	8.67	8.67
MFS® VIT High Yield	—	—	—	—	—	—	9.54	9.54
MFS® VIT II MA Investors Growth Stock	8,099	177,246	152,754	—	152,754	5,935	25.48	25.96
MFS® VIT II Research International	454,480	7,255,415	6,753,566	—	6,753,566	779,273	9.34	10.21

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
MFS® VIT International Intrinsic Value	60,932	$1,636,287	$1,629,925	$—	$1,629,925	149,320	$10.80	$11.82
MFS® VIT Investors Trust	2,677	103,235	84,789	—	84,789	4,609	16.01	21.14
MFS® VIT New Discovery	30,059	457,067	265,720	—	265,720	16,774	13.43	16.48
MFS® VIT Research	1,395	41,925	37,957	—	37,957	1,741	21.80	21.80
MFS® VIT Total Return	739,940	16,552,759	16,241,682	—	16,241,682	1,207,078	11.67	14.37
MFS® VIT Total Return Bond	27,651	359,543	305,263	—	305,263	36,958	7.52	8.44
MFS® VIT Utilities	446,725	13,838,230	15,890,001	—	15,890,001	781,487	12.93	16.72
Morgan Stanley VIF Emerging Markets Debt	23,324	175,899	124,319	—	124,319	17,403	7.14	7.14
Morgan Stanley VIF Emerging Markets Equity	321,294	4,747,460	3,813,755	—	3,813,755	585,334	7.24	7.58
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	114,682	1,482,219	1,403,710	—	1,403,710	117,485	11.96	14.40
Morningstar Balanced ETF Asset Allocation Portfolio	655,684	7,249,266	6,307,676	—	6,307,676	606,605	9.97	11.57
Morningstar Conservative ETF Asset Allocation Portfolio	217,842	2,445,049	2,073,854	—	2,073,854	255,244	7.74	8.47
Morningstar Growth ETF Asset Allocation Portfolio	733,476	8,316,919	7,525,468	—	7,525,468	669,312	11.13	13.27
Morningstar Income and Growth ETF Asset Allocation Portfolio	108,250	1,146,111	994,817	—	994,817	108,032	8.82	9.95
Neuberger Berman AMT Sustainable Equity I	110,348	2,949,741	2,957,325	—	2,957,325	260,404	11.19	18.52
Neuberger Berman AMT Sustainable Equity S	181,870	4,186,144	4,894,128	—	4,894,128	177,475	24.95	27.61
Neuberger Berman Core Bond	283,389	2,923,728	2,493,822	—	2,493,822	299,881	7.62	8.48
Neuberger Berman Large Cap Value	23,703	848,048	1,024,423	—	1,024,423	61,802	16.05	16.58
Neuberger Berman Sustainable Equity	31,107	1,184,616	1,086,556	—	1,086,556	61,971	16.98	17.56
North Square Spectrum Alpha (a)	7,160	81,068	41,168	—	41,168	3,021	13.62	13.62
Northern Global Tactical Asset Allocation	7,991	93,141	92,372	—	92,372	7,857	11.75	11.75
Northern Large Cap Core	6,011	114,139	129,362	—	129,362	6,313	20.49	20.49
Northern Large Cap Value	20,368	375,161	378,436	—	378,436	20,360	18.60	18.60
PGIM Focused Growth	154,787	3,500,804	2,063,314	—	2,063,314	377,867	5.45	5.46
PGIM Jennison Mid-Cap Growth	10,390	214,984	129,357	—	129,357	7,502	17.25	17.25
PGIM Jennison Natural Resources	398	14,715	21,153	—	21,153	2,665	7.93	7.93
PGIM Jennison Small Company	29,016	646,375	493,847	—	493,847	25,940	19.06	19.06
PGIM Quant Solutions Small-Cap Value (d)	14,650	298,991	237,180	—	237,180	19,346	11.63	12.31
PIMCO All Asset	22,948	270,967	239,115	—	239,115	23,972	10.00	10.00
PIMCO CommodityRealReturn Strategy	22,571	145,979	104,727	—	104,727	19,082	5.50	5.50
PIMCO Emerging Markets Bond	14,801	154,738	117,816	—	117,816	15,111	7.80	7.80
PIMCO High Yield	153,365	1,367,559	1,151,772	—	1,151,772	83,198	11.00	13.84
PIMCO International Bond (U.S. Dollar-Hedged)	475,863	5,072,309	4,425,525	—	4,425,525	460,532	9.33	9.64
PIMCO Low Duration	18,437	173,043	167,775	—	167,775	24,322	6.90	6.90
PIMCO Real Return	84,989	967,068	849,037	—	849,037	100,888	8.42	8.42
PIMCO StocksPLUS® Small Fund	53,725	472,824	328,795	—	328,795	20,097	16.34	16.34
PIMCO Total Return	200,930	2,085,745	1,699,871	—	1,699,871	202,451	8.40	8.40
PIMCO VIT All Asset Administrative	539,383	5,754,103	4,649,478	—	4,649,478	351,375	11.79	13.28
PIMCO VIT All Asset Advisor	86,495	869,252	757,694	—	757,694	73,606	9.15	10.31
PIMCO VIT CommodityRealReturn Strategy Administrative	1,113,604	8,912,903	7,672,733	—	7,672,733	1,383,365	4.96	5.67

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
PIMCO VIT CommodityRealReturn Strategy Advisor	132,335	$1,088,925	$927,671	$—	$927,671	158,362	$5.12	$6.33
PIMCO VIT Emerging Markets Bond	176,713	2,228,014	1,775,968	—	1,775,968	188,181	7.76	9.01
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	4,847	57,439	45,802	—	45,802	4,863	9.41	9.41
PIMCO VIT Global Managed Asset Allocation	13,419	156,635	114,199	—	114,199	10,855	9.77	10.69
PIMCO VIT High Yield	36,219	280,049	245,201	—	245,201	15,132	9.01	16.22
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	860,201	9,213,861	8,180,516	—	8,180,516	805,849	9.44	10.22
PIMCO VIT International Bond Portfolio (Unhedged)	6,755	62,654	49,379	—	49,379	7,786	6.35	6.35
PIMCO VIT Low Duration Administrative (d)	3,327,545	33,301,435	31,545,128	—	31,545,128	4,391,617	7.01	8.23
PIMCO VIT Low Duration Advisor	71,758	726,968	680,268	—	680,268	93,556	6.87	7.31
PIMCO VIT Real Return Administrative (d)	1,526,545	19,947,993	17,555,272	—	17,555,272	1,822,007	8.77	10.21
PIMCO VIT Real Return Advisor	74,572	971,719	857,582	—	857,582	100,291	7.70	8.77
PIMCO VIT Short-Term	229,868	2,339,219	2,321,666	—	2,321,666	290,181	7.43	8.05
PIMCO VIT Total Return Administrative	1,033,712	11,238,483	9,282,733	—	9,282,733	1,101,981	8.39	8.39
PIMCO VIT Total Return Advisor	1,036,584	11,262,810	9,308,527	—	9,308,527	1,171,416	7.33	8.31
Pioneer Bond VCT	12,911	137,304	119,423	—	119,423	14,594	8.19	8.19
Pioneer Equity Income VCT	9,138	175,184	141,187	—	141,187	7,955	14.54	19.00
Pioneer High Yield VCT	3,084	28,102	23,961	—	23,961	2,467	9.71	9.71
Pioneer Real Estate Shares VCT	—	—	—	—	—	—	9.63	11.56
Pioneer Strategic Income	8,635	90,494	78,402	—	78,402	9,176	8.55	8.55
Pioneer Strategic Income VCT	21,824	223,824	185,285	—	185,285	22,503	7.81	8.43
Putnam VT Diversified Income	12,031	70,117	56,784	—	56,784	6,753	8.42	8.42
Putnam VT Global Asset Allocation	835	13,934	12,885	—	12,885	1,153	11.20	11.20
Putnam VT Growth Opportunities	36,125	463,046	342,106	—	342,106	13,077	20.28	26.28
Putnam VT High Yield	9,085	55,234	47,512	—	47,512	4,868	8.74	9.77
Putnam VT Income	11,815	129,546	99,129	—	99,129	12,434	7.98	7.98
Putnam VT Large Cap Value	58,538	1,511,699	1,584,614	—	1,584,614	83,184	16.49	22.01
Putnam VT Multi-Asset Absolute Return	19,262	195,019	178,368	—	178,368	23,732	6.76	7.56
Putnam VT Multi-Cap Core	2,611	59,500	42,712	—	42,712	2,394	17.85	23.63
Putnam VT Small Cap Growth	3,261	49,544	46,084	—	46,084	2,685	12.98	17.17
Putnam VT Small Cap Value	62,948	797,250	667,247	—	667,247	53,548	12.45	12.45
Redwood Managed Volatility	6,372	61,961	57,861	—	57,861	6,053	9.55	10.29
Royce Micro-Cap	420,235	4,243,467	3,244,212	—	3,244,212	276,853	9.66	11.79
Royce Small-Cap Opportunity (a)	286,806	3,526,673	3,461,746	—	3,461,746	197,566	16.95	17.51
Royce Small-Cap Value	115,156	1,117,988	1,014,527	—	1,014,527	89,641	10.96	11.32
Rydex VIF Banking	6,837	741,293	650,514	—	650,514	114,961	5.05	10.68
Rydex VIF Basic Materials	14,822	1,320,490	1,381,255	—	1,381,255	91,354	12.54	13.23
Rydex VIF Biotechnology	22,776	2,081,759	1,807,507	—	1,807,507	105,529	13.08	27.73
Rydex VIF Commodities Strategy	12,077	991,857	1,226,035	—	1,226,035	630,606	2.95	4.20
Rydex VIF Consumer Products	31,689	2,205,407	2,280,026	—	2,280,026	135,811	12.32	19.34
Rydex VIF Dow 2x Strategy (d)	7,728	1,175,544	1,207,082	—	1,207,082	41,196	25.32	27.95

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Electronics	3,790	$514,267	$511,946	$—	$511,946	49,066	$24.18	$30.08
Rydex VIF Energy	14,827	3,260,058	3,730,893	—	3,730,893	538,965	5.86	7.02
Rydex VIF Energy Services	1,595	423,541	502,130	—	502,130	237,270	1.91	2.29
Rydex VIF Europe 1.25x Strategy (d)	4,441	475,119	483,712	—	483,712	85,247	4.84	5.70
Rydex VIF Financial Services	9,368	915,072	786,254	—	786,254	95,845	7.90	12.54
Rydex VIF Government Long Bond 1.2x Strategy (d)	36,163	1,159,463	806,429	—	806,429	109,302	6.38	8.61
Rydex VIF Health Care	32,764	2,531,229	2,633,261	—	2,633,261	136,008	16.42	23.12
Rydex VIF High Yield Strategy	276	21,885	19,624	—	19,624	2,088	8.72	9.39
Rydex VIF Internet	8,491	966,319	489,439	—	489,439	53,964	12.80	17.06
Rydex VIF Inverse Dow 2x Strategy (d)	4,969	410,093	238,147	—	238,147	2,061,289	0.08	0.40
Rydex VIF Inverse Government Long Bond Strategy (d)	3,041	228,907	301,084	—	301,084	199,955	1.40	2.06
Rydex VIF Inverse Mid-Cap Strategy (d)	626	23,753	23,403	—	23,403	46,934	0.70	2.00
Rydex VIF Inverse NASDAQ-100® Strategy (d)	14,224	347,921	361,704	—	361,704	1,413,105	0.23	0.41
Rydex VIF Inverse Russell 2000® Strategy (d)	2,804	98,620	99,104	—	99,104	205,917	0.40	0.71
Rydex VIF Inverse S&P 500 Strategy (d)	5,990	213,035	217,190	—	217,190	383,265	0.86	1.84
Rydex VIF Japan 2x Strategy (d)	3,218	265,807	186,867	—	186,867	25,670	7.26	7.26
Rydex VIF Leisure	3,919	454,677	345,927	—	345,927	32,914	10.55	12.40
Rydex VIF Mid-Cap 1.5x Strategy (d)	3,269	682,841	568,546	—	568,546	21,125	15.92	20.18
Rydex VIF Money Market (c)	82,374,985	82,374,985	82,374,985	—	82,374,985	14,955,706	6.21	6.71
Rydex VIF NASDAQ-100®	78,368	4,398,570	3,626,879	—	3,626,879	156,276	21.75	31.10
Rydex VIF NASDAQ-100® 2x Strategy (d)	57,176	4,827,037	3,463,744	—	3,463,744	86,551	47.28	70.62
Rydex VIF Nova (d)	14,123	2,100,189	1,676,812	—	1,676,812	91,113	21.12	21.44
Rydex VIF Precious Metals	89,840	3,564,196	3,276,447	—	3,276,447	403,708	5.09	8.80
Rydex VIF Real Estate	42,546	1,762,365	1,476,766	—	1,476,766	118,849	7.71	9.14
Rydex VIF Retailing	4,592	484,058	441,522	—	441,522	27,963	12.33	16.96
Rydex VIF Russell 2000® 1.5x Strategy (d)	8,042	717,389	468,356	—	468,356	29,856	12.42	15.64
Rydex VIF Russell 2000® 2x Strategy (d)	3,072	470,113	376,066	—	376,066	42,963	9.52	11.81
Rydex VIF S&P 500 2x Strategy (d)	7,914	2,146,550	1,868,130	—	1,868,130	87,157	23.17	26.07
Rydex VIF S&P 500 Pure Growth	71,957	3,928,804	2,993,418	—	2,993,418	164,076	15.15	21.19
Rydex VIF S&P 500 Pure Value	132,172	6,992,268	6,978,675	—	6,978,675	464,490	12.85	14.86
Rydex VIF S&P MidCap 400 Pure Growth	47,165	1,820,791	1,352,697	—	1,352,697	80,875	10.19	16.96
Rydex VIF S&P MidCap 400 Pure Value	67,508	2,925,602	2,688,160	—	2,688,160	169,877	13.25	15.32
Rydex VIF S&P SmallCap 600 Pure Growth	26,523	1,645,342	1,103,897	—	1,103,897	77,560	10.36	14.00
Rydex VIF S&P SmallCap 600 Pure Value	20,087	1,527,554	1,356,106	—	1,356,106	109,464	10.17	11.19
Rydex VIF Strengthening Dollar 2x Strategy (d)	14,150	597,269	639,137	—	639,137	90,582	5.83	9.51
Rydex VIF Technology	18,385	2,246,132	2,245,158	—	2,245,158	178,425	19.91	21.09
Rydex VIF Telecommunications	8,906	518,756	468,633	—	468,633	99,832	4.13	8.04
Rydex VIF Transportation	5,373	472,306	383,353	—	383,353	27,355	12.40	13.91
Rydex VIF Utilities	98,929	3,253,754	3,426,892	—	3,426,892	326,043	12.91	15.15
Rydex VIF Weakening Dollar 2x Strategy (d)	2,427	129,524	104,450	—	104,450	40,856	2.54	2.69

(c)	Liquidation. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
T. Rowe Price Blue Chip Growth	54,423	$2,167,175	$1,590,798	$—	$1,590,798	79,959	$16.31	$22.19
T. Rowe Price Capital Appreciation	230,848	6,809,507	6,763,846	—	6,763,846	343,813	18.64	19.73
T. Rowe Price Equity Income	40,380	1,156,028	1,084,192	—	1,084,192	63,126	13.56	17.90
T. Rowe Price Growth Stock	81,942	4,990,322	4,646,088	—	4,646,088	255,114	17.64	18.22
T. Rowe Price Health Sciences	225,164	10,931,009	11,825,610	—	11,825,610	592,832	21.14	35.66
T. Rowe Price Limited-Term Bond	12,956	63,535	59,209	—	59,209	8,193	7.04	7.38
T. Rowe Price Retirement 2010	114	1,895	1,516	—	1,516	143	10.62	10.62
T. Rowe Price Retirement 2015	13,020	174,988	143,743	—	143,743	12,642	11.37	11.37
T. Rowe Price Retirement 2020	6,969	141,926	113,727	—	113,727	9,340	12.18	12.18
T. Rowe Price Retirement 2025	4,139	67,582	59,109	—	59,109	4,545	12.99	12.99
T. Rowe Price Retirement 2030	12,479	312,569	265,934	—	265,934	19,389	13.71	13.71
T. Rowe Price Retirement 2035	3,483	68,700	58,096	—	58,096	4,063	14.29	14.29
T. Rowe Price Retirement 2040	2,781	74,448	66,391	—	66,391	4,496	14.76	14.76
T. Rowe Price Retirement 2045	388	7,554	6,525	—	6,525	435	14.99	14.99
T. Rowe Price Retirement 2050	23	381	321	—	321	21	15.00	15.00
T. Rowe Price Retirement 2055	2,615	38,672	39,075	—	39,075	2,612	14.96	14.96
T. Rowe Price Retirement Balanced	11,677	175,430	139,424	—	139,424	13,922	10.01	10.01
Templeton Developing Markets VIP Fund	749,487	7,883,009	5,591,175	—	5,591,175	503,940	13.65	15.69
Templeton Foreign VIP Fund	318,533	3,983,990	3,876,550	—	3,876,550	490,692	7.56	12.42
Templeton Global Bond VIP Fund	60,675	905,552	757,221	—	757,221	115,003	6.12	6.99
Templeton Growth VIP Fund	346	4,840	3,545	—	3,545	414	8.56	8.56
Third Avenue Value	28,393	590,817	600,789	—	600,789	57,455	10.45	10.45
TOPS® Aggressive Growth ETF	—	—	—	—	—	—	10.82	10.82
TOPS® Balanced ETF	43,356	614,197	573,171	—	573,171	57,409	9.99	9.99
TOPS® Conservative ETF	53,757	700,494	655,829	—	655,829	68,324	9.07	9.60
TOPS® Growth ETF	14,805	287,281	259,673	—	259,673	23,504	10.44	11.05
TOPS® Managed Risk Balanced ETF	—	—	—	—	—	—	7.30	7.30
TOPS® Managed Risk Moderate Growth ETF	—	—	—	—	—	—	9.18	9.18
TOPS® Moderate Growth ETF	46,418	626,364	645,671	—	645,671	60,858	10.61	10.61
VanEck VIP Global Gold	24,392	205,500	185,133	—	185,133	22,569	8.01	8.35
VanEck VIP Global Resources	18,561	546,864	504,114	—	504,114	91,297	5.33	6.69
Vanguard® VIF Balanced	106,821	2,659,382	2,320,159	—	2,320,159	181,747	11.84	12.96
Vanguard® VIF Capital Growth	31,775	1,299,171	1,233,196	—	1,233,196	76,363	15.07	16.49
Vanguard® VIF Conservative Allocation	275,744	7,449,628	6,273,187	—	6,273,187	644,903	9.33	10.21
Vanguard® VIF Diversified Value	96,360	1,474,604	1,350,005	—	1,350,005	95,380	13.01	14.38
Vanguard® VIF Equity Income	119,820	2,864,162	2,888,853	—	2,888,853	186,703	14.25	15.60
Vanguard® VIF Equity Index	124,828	6,854,538	6,333,751	—	6,333,751	395,088	14.71	16.10
Vanguard® VIF Global Bond Index	66,791	1,307,916	1,190,887	—	1,190,887	140,583	8.47	8.47
Vanguard® VIF Growth	91,550	2,656,738	1,659,794	—	1,659,794	110,991	13.73	15.03
Vanguard® VIF High Yield Bond	182,574	1,362,244	1,268,891	—	1,268,891	125,760	9.26	10.14
Vanguard® VIF International	180,562	5,955,305	4,066,260	—	4,066,260	297,875	12.48	13.66
Vanguard® VIF Mid-Cap Index	218,784	5,051,173	4,677,611	—	4,677,611	340,826	12.97	14.20
Vanguard® VIF Moderate Allocation	336,095	9,678,241	8,956,922	—	8,956,922	805,102	10.30	11.27

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® VIF Real Estate Index	167,140	$2,352,516	$1,927,120	$—	$1,927,120	180,052	$9.83	$10.76
Vanguard® VIF Short Term Investment Grade	729,483	7,693,289	7,236,472	—	7,236,472	847,032	7.83	8.57
Vanguard® VIF Small Company Growth (d)	15,178	302,361	224,335	—	224,335	16,761	13.39	13.39
Vanguard® VIF Total Bond Market Index	1,082,258	12,928,167	11,168,900	—	11,168,900	1,374,916	7.46	8.17
Vanguard® VIF Total International Stock Market Index	400,025	8,689,128	7,620,471	—	7,620,471	788,650	9.16	9.67
Vanguard® VIF Total Stock Market Index	390,849	18,941,739	16,532,901	—	16,532,901	1,063,489	14.22	15.56
Victory RS Partners (d)	19,282	532,561	453,894	—	453,894	15,387	29.46	29.46
Victory RS Science and Technology	36,987	892,262	564,416	—	564,416	24,671	22.11	22.84
Victory RS Value	74,214	1,921,917	1,784,105	—	1,784,105	117,249	14.73	15.22
Virtus Ceredex Mid Cap Value Equity	23,501	288,019	246,998	—	246,998	14,482	17.02	17.02
Virtus Duff & Phelps Real Estate Securities Series	16,992	321,081	307,220	—	307,220	24,938	11.75	12.55
Virtus KAR Small-Cap Growth Series	35,648	1,212,920	799,947	—	799,947	33,178	22.79	24.94
Virtus Newfleet Multi-Sector Intermediate Bond Series	14,959	140,476	122,810	—	122,810	14,285	8.29	8.75
Virtus SGA International Growth Series	30,672	386,345	349,964	—	349,964	45,238	7.30	7.81
Virtus Strategic Allocation Series	13,653	220,034	152,779	—	152,779	14,400	10.34	11.65
Voya MidCap Opportunities Portfolio	71,218	384,577	185,880	—	185,880	10,051	14.49	19.10
VY CBRE Global Real Estate Portfolio (a)	15,382	186,678	145,663	—	145,663	14,843	8.62	9.89
VY CBRE Real Estate Portfolio (a)	—	—	—	—	—	—	12.99	12.99
Western Asset Variable Global High Yield Bond	209,573	1,553,129	1,257,437	—	1,257,437	128,861	8.06	8.90

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021, Except as Noted

	AB VPS Dynamic Asset Allocation	AB VPS Growth and Income	AB VPS Small/Mid Cap Value
Net assets as of December 31, 2020	$1,005,526	$258,314	$3,882,654

Investment income (loss):
Dividend distributions	16,650	1,931	32,466
Investment Expenses:
Mortality and expense risk and administrative charges	(8,402)	(754)	(56,435)

Net investment income (loss)	8,248	1,177	(23,969)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	29,570	15,636	136,186
Change in unrealized appreciation (depreciation)	49,991	56,810	1,266,363

Net gain (loss) on investments	79,561	72,446	1,402,549

Net increase (decrease) in net assets from operations	87,809	73,623	1,378,580

Contract owner transactions:
Variable annuity deposits	221,889	108,236	729,931
Terminations, withdrawals and annuity payments	(29,939)	(109,500)	(317,837)
Transfers between subaccounts, net	(171,109)	—	650,562
Maintenance charges and mortality adjustments	(6,229)	—	(4,784)

Increase (decrease) in net assets from contract transactions	14,612	(1,264)	1,057,872

Total increase (decrease) in net assets	102,421	72,359	2,436,452

Net assets as of December 31, 2021	$1,107,947	$330,673	$6,319,106

Investment income (loss):
Dividend distributions	21,351	3,371	43,779
Investment Expenses:
Mortality and expense risk and administrative charges	(6,406)	(684)	(49,049)

Net investment income (loss)	14,945	2,687	(5,270)

Increase (decrease) in net assets from operations:
Capital gain distributions	271,024	49,954	788,277
Realized capital gain (loss) on investments	(22,889)	(14,257)	96,748
Change in unrealized appreciation (depreciation)	(461,866)	(59,989)	(1,903,990)

Net gain (loss) on investments	(213,731)	(24,292)	(1,018,965)

Net increase (decrease) in net assets from operations	(198,786)	(21,605)	(1,024,235)

Contract owner transactions:
Variable annuity deposits	262	—	192,365
Terminations, withdrawals and annuity payments	(83,183)	(109,446)	(438,958)
Transfers between subaccounts, net	(91,072)	—	(224,222)
Maintenance charges and mortality adjustments	(5,003)	(147)	(9,889)

Increase (decrease) in net assets from contract transactions	(178,996)	(109,593)	(480,704)

Total increase (decrease) in net assets	(377,782)	(131,198)	(1,504,939)

Net assets as of December 31, 2022	$730,165	$199,475	$4,814,167

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	AB VPS Sustainable Global Thematic Growth (a)	AFIS Capital World Growth and Income	AFIS U.S. Government Securities
Net assets as of December 31, 2020	$11,291	$117,429	$3,555,550

Investment income (loss):
Dividend distributions	—	1,949	8,489
Investment Expenses:
Mortality and expense risk and administrative charges	(34)	(1,456)	(15,802)

Net investment income (loss)	(34)	493	(7,313)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,839	3,060	76,174
Realized capital gain (loss) on investments	24	3,792	(53,669)
Change in unrealized appreciation (depreciation)	849	9,322	(91,424)

Net gain (loss) on investments	2,712	16,174	(68,919)

Net increase (decrease) in net assets from operations	2,678	16,667	(76,232)

Contract owner transactions:
Variable annuity deposits	2,500	26,229	93,022
Terminations, withdrawals and annuity payments	(33)	(22,374)	(240,562)
Transfers between subaccounts, net	—	521	(2,524,114)
Maintenance charges and mortality adjustments	(28)	(131)	(2,225)

Increase (decrease) in net assets from contract transactions	2,439	4,245	(2,673,879)

Total increase (decrease) in net assets	5,117	20,912	(2,750,111)

Net assets as of December 31, 2021	$16,408	$138,341	$805,439

Investment income (loss):
Dividend distributions	—	2,281	8,346
Investment Expenses:
Mortality and expense risk and administrative charges	(123)	(1,045)	(1,921)

Net investment income (loss)	(123)	1,236	6,425

Increase (decrease) in net assets from operations:
Capital gain distributions	5,817	25,379	—
Realized capital gain (loss) on investments	1,789	(4,054)	(111,013)
Change in unrealized appreciation (depreciation)	(15,051)	(48,235)	36,410

Net gain (loss) on investments	(7,445)	(26,910)	(74,603)

Net increase (decrease) in net assets from operations	(7,568)	(25,674)	(68,178)

Contract owner transactions:
Variable annuity deposits	—	—	41,147
Terminations, withdrawals and annuity payments	(3,156)	(9,217)	(574,397)
Transfers between subaccounts, net	115,200	(6,592)	4,789
Maintenance charges and mortality adjustments	(51)	(255)	(946)

Increase (decrease) in net assets from contract transactions	111,993	(16,064)	(529,407)

Total increase (decrease) in net assets	104,425	(41,738)	(597,585)

Net assets as of December 31, 2022	$120,833	$96,603	$207,854

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	AFIS Washington Mutual Investors	Alger Capital Appreciation (d)	Alger Large Cap Growth Class I- 2 (b)
Net assets as of December 31, 2020	$424,318	$463,583	$—

Investment income (loss):
Dividend distributions	5,611	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,581)	(4,013)	—

Net investment income (loss)	(970)	(4,013)	—

Increase (decrease) in net assets from operations:
Capital gain distributions	—	91,749	—
Realized capital gain (loss) on investments	12,544	22,977	—
Change in unrealized appreciation (depreciation)	91,093	(48,897)	—

Net gain (loss) on investments	103,637	65,829	—

Net increase (decrease) in net assets from operations	102,667	61,816	—

Contract owner transactions:
Variable annuity deposits	2,681	2,492	—
Terminations, withdrawals and annuity payments	(21,858)	(5,834)	—
Transfers between subaccounts, net	(35,341)	(112,268)	—
Maintenance charges and mortality adjustments	(202)	(470)	—

Increase (decrease) in net assets from contract transactions	(54,720)	(116,080)	—

Total increase (decrease) in net assets	47,947	(54,264)	—

Net assets as of December 31, 2021	$472,265	$409,319	$—

Investment income (loss):
Dividend distributions	9,328	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,181)	(2,507)	(730)

Net investment income (loss)	4,147	(2,507)	(730)

Increase (decrease) in net assets from operations:
Capital gain distributions	153,710	17,418	8,826
Realized capital gain (loss) on investments	(73,495)	(33,346)	(185,750)
Change in unrealized appreciation (depreciation)	(140,671)	(115,335)	(46,417)

Net gain (loss) on investments	(60,456)	(131,263)	(223,341)

Net increase (decrease) in net assets from operations	(56,309)	(133,770)	(224,071)

Contract owner transactions:
Variable annuity deposits	200,785	449	—
Terminations, withdrawals and annuity payments	(67,327)	(4,482)	(623)
Transfers between subaccounts, net	12,254	(95,962)	382,611
Maintenance charges and mortality adjustments	(759)	(575)	(156)

Increase (decrease) in net assets from contract transactions	144,953	(100,570)	381,832

Total increase (decrease) in net assets	88,644	(234,340)	157,761

Net assets as of December 31, 2022	$560,909	$174,979	$157,761

(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Alger Large Cap Growth Class S (b)	Allspring Growth (d)	Allspring International Equity VT
Net assets as of December 31, 2020	$55,023	$1,085,114	$42,621

Investment income (loss):
Dividend distributions	—	—	495
Investment Expenses:
Mortality and expense risk and administrative charges	(991)	(10,145)	(115)

Net investment income (loss)	(991)	(10,145)	380

Increase (decrease) in net assets from operations:
Capital gain distributions	17,996	217,889	—
Realized capital gain (loss) on investments	3,251	26,047	(67)
Change in unrealized appreciation (depreciation)	(12,163)	(165,954)	2,500

Net gain (loss) on investments	9,084	77,982	2,433

Net increase (decrease) in net assets from operations	8,093	67,837	2,813

Contract owner transactions:
Variable annuity deposits	—	11,982	—
Terminations, withdrawals and annuity payments	(1,998)	(148,533)	—
Transfers between subaccounts, net	15,442	24,053	—
Maintenance charges and mortality adjustments	(23)	(3,749)	—

Increase (decrease) in net assets from contract transactions	13,421	(116,247)	—

Total increase (decrease) in net assets	21,514	(48,410)	2,813

Net assets as of December 31, 2021	$76,537	$1,036,704	$45,434

Investment income (loss):
Dividend distributions	—	—	1,465
Investment Expenses:
Mortality and expense risk and administrative charges	(309)	(6,472)	(100)

Net investment income (loss)	(309)	(6,472)	1,365

Increase (decrease) in net assets from operations:
Capital gain distributions	—	40,740	—
Realized capital gain (loss) on investments	(30,395)	(35,478)	(82)
Change in unrealized appreciation (depreciation)	8,678	(379,541)	(6,782)

Net gain (loss) on investments	(21,717)	(374,279)	(6,864)

Net increase (decrease) in net assets from operations	(22,026)	(380,751)	(5,499)

Contract owner transactions:
Variable annuity deposits	—	7,755	—
Terminations, withdrawals and annuity payments	(25)	(70,149)	—
Transfers between subaccounts, net	(54,436)	(16,980)	—
Maintenance charges and mortality adjustments	(50)	(1,958)	—

Increase (decrease) in net assets from contract transactions	(54,511)	(81,332)	—

Total increase (decrease) in net assets	(76,537)	(462,083)	(5,499)

Net assets as of December 31, 2022	$—	$574,621	$39,935

(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Allspring Large Cap Core	Allspring Omega Growth VT	Allspring Opportunity
Net assets as of December 31, 2020	$879,936	$274,515	$710,566

Investment income (loss):
Dividend distributions	2,509	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,948)	(3,167)	(7,069)

Net investment income (loss)	(6,439)	(3,167)	(7,069)

Increase (decrease) in net assets from operations:
Capital gain distributions	123,380	23,256	88,581
Realized capital gain (loss) on investments	20,369	28,754	25,420
Change in unrealized appreciation (depreciation)	114,021	(23,714)	56,400

Net gain (loss) on investments	257,770	28,296	170,401

Net increase (decrease) in net assets from operations	251,331	25,129	163,332

Contract owner transactions:
Variable annuity deposits	19,398	—	16,759
Terminations, withdrawals and annuity payments	(149,382)	(1,132)	(57,735)
Transfers between subaccounts, net	(23,536)	(65,851)	(8,074)
Maintenance charges and mortality adjustments	(2,873)	(147)	(1,155)

Increase (decrease) in net assets from contract transactions	(156,393)	(67,130)	(50,205)

Total increase (decrease) in net assets	94,938	(42,001)	113,127

Net assets as of December 31, 2021	$974,874	$232,514	$823,693

Investment income (loss):
Dividend distributions	6,315	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,240)	(2,086)	(5,657)

Net investment income (loss)	(925)	(2,086)	(5,657)

Increase (decrease) in net assets from operations:
Capital gain distributions	76,314	37,877	57,859
Realized capital gain (loss) on investments	(2,945)	(412)	10,243
Change in unrealized appreciation (depreciation)	(210,507)	(123,565)	(230,210)

Net gain (loss) on investments	(137,138)	(86,100)	(162,108)

Net increase (decrease) in net assets from operations	(138,063)	(88,186)	(167,765)

Contract owner transactions:
Variable annuity deposits	15,003	15	17,301
Terminations, withdrawals and annuity payments	(121,574)	(538)	(86,511)
Transfers between subaccounts, net	19,139	4	(618)
Maintenance charges and mortality adjustments	(1,927)	(355)	(851)

Increase (decrease) in net assets from contract transactions	(89,359)	(874)	(70,679)

Total increase (decrease) in net assets	(227,422)	(89,060)	(238,444)

Net assets as of December 31, 2022	$747,452	$143,454	$585,249

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Allspring Opportunity VT	Allspring Small Company Value	ALPS/Alerian Energy Infrastructure
Net assets as of December 31, 2020	$1,581,613	$4,731,057	$254,151

Investment income (loss):
Dividend distributions	615	12,294	4,530
Investment Expenses:
Mortality and expense risk and administrative charges	(20,419)	(49,668)	(2,337)

Net investment income (loss)	(19,804)	(37,374)	2,193

Increase (decrease) in net assets from operations:
Capital gain distributions	74,142	295,167	—
Realized capital gain (loss) on investments	178,539	354,380	(25,615)
Change in unrealized appreciation (depreciation)	75,769	999,202	91,162

Net gain (loss) on investments	328,450	1,648,749	65,547

Net increase (decrease) in net assets from operations	308,646	1,611,375	67,740

Contract owner transactions:
Variable annuity deposits	199,355	63,617	1
Terminations, withdrawals and annuity payments	(485,760)	(654,535)	(6,376)
Transfers between subaccounts, net	(188,929)	(392,223)	(86,451)
Maintenance charges and mortality adjustments	(6,945)	(10,959)	(105)

Increase (decrease) in net assets from contract transactions	(482,279)	(994,100)	(92,931)

Total increase (decrease) in net assets	(173,633)	617,275	(25,191)

Net assets as of December 31, 2021	$1,407,980	$5,348,332	$228,960

Investment income (loss):
Dividend distributions	—	—	10,724
Investment Expenses:
Mortality and expense risk and administrative charges	(14,107)	(41,706)	(2,156)

Net investment income (loss)	(14,107)	(41,706)	8,568

Increase (decrease) in net assets from operations:
Capital gain distributions	205,626	174,843	—
Realized capital gain (loss) on investments	(1,900)	129,261	6,740
Change in unrealized appreciation (depreciation)	(471,320)	(932,453)	25,204

Net gain (loss) on investments	(267,594)	(628,349)	31,944

Net increase (decrease) in net assets from operations	(281,701)	(670,055)	40,512

Contract owner transactions:
Variable annuity deposits	4,381	55,716	2,377
Terminations, withdrawals and annuity payments	(72,889)	(431,990)	(53,966)
Transfers between subaccounts, net	(203,749)	(125,980)	18,846
Maintenance charges and mortality adjustments	(4,775)	(9,645)	(447)

Increase (decrease) in net assets from contract transactions	(277,032)	(511,899)	(33,190)

Total increase (decrease) in net assets	(558,733)	(1,181,954)	7,322

Net assets as of December 31, 2022	$849,247	$4,166,378	$236,282

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century Diversified Bond	American Century Equity Income	American Century Heritage
Net assets as of December 31, 2020	$322,378	$13,137,824	$3,004,275

Investment income (loss):
Dividend distributions	4,501	215,353	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,255)	(122,863)	(29,655)

Net investment income (loss)	1,246	92,490	(29,655)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,751	626,656	443,874
Realized capital gain (loss) on investments	356	339,811	78,072
Change in unrealized appreciation (depreciation)	(12,191)	886,264	(214,310)

Net gain (loss) on investments	(8,084)	1,852,731	307,636

Net increase (decrease) in net assets from operations	(6,838)	1,945,221	277,981

Contract owner transactions:
Variable annuity deposits	11,826	267,531	53,821
Terminations, withdrawals and annuity payments	(20,441)	(1,481,313)	(434,894)
Transfers between subaccounts, net	85,211	(612,115)	595,821
Maintenance charges and mortality adjustments	(1,770)	(28,138)	(9,147)

Increase (decrease) in net assets from contract transactions	74,826	(1,854,035)	205,601

Total increase (decrease) in net assets	67,988	91,186	483,582

Net assets as of December 31, 2021	$390,366	$13,229,010	$3,487,857

Investment income (loss):
Dividend distributions	2,389	209,067	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,072)	(101,883)	(18,093)

Net investment income (loss)	1,317	107,184	(18,093)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	602,158	22,822
Realized capital gain (loss) on investments	(7,512)	233,993	(246,959)
Change in unrealized appreciation (depreciation)	(16,106)	(1,560,633)	(689,863)

Net gain (loss) on investments	(23,618)	(724,482)	(914,000)

Net increase (decrease) in net assets from operations	(22,301)	(617,298)	(932,093)

Contract owner transactions:
Variable annuity deposits	6,053	248,297	40,209
Terminations, withdrawals and annuity payments	(12,596)	(1,152,124)	(181,143)
Transfers between subaccounts, net	(265,008)	(1,696,107)	(752,432)
Maintenance charges and mortality adjustments	(692)	(23,644)	(4,035)

Increase (decrease) in net assets from contract transactions	(272,243)	(2,623,578)	(897,401)

Total increase (decrease) in net assets	(294,544)	(3,240,876)	(1,829,494)

Net assets as of December 31, 2022	$95,822	$9,988,134	$1,658,363

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century International Bond	American Century International Growth	American Century Select
Net assets as of December 31, 2020	$9,533	$6,779,904	$3,432,438

Investment income (loss):
Dividend distributions	—	26,273	—
Investment Expenses:
Mortality and expense risk and administrative charges	(76)	(64,934)	(32,638)

Net investment income (loss)	(76)	(38,661)	(32,638)

Increase (decrease) in net assets from operations:
Capital gain distributions	57	677,498	299,526
Realized capital gain (loss) on investments	112	289,303	283,095
Change in unrealized appreciation (depreciation)	(809)	(433,413)	221,660

Net gain (loss) on investments	(640)	533,388	804,281

Net increase (decrease) in net assets from operations	(716)	494,727	771,643

Contract owner transactions:
Variable annuity deposits	480	156,331	55,547
Terminations, withdrawals and annuity payments	(1,912)	(714,610)	(421,780)
Transfers between subaccounts, net	—	30,881	(74,446)
Maintenance charges and mortality adjustments	(19)	(15,230)	(6,360)

Increase (decrease) in net assets from contract transactions	(1,451)	(542,628)	(447,039)

Total increase (decrease) in net assets	(2,167)	(47,901)	324,604

Net assets as of December 31, 2021	$7,366	$6,732,003	$3,757,042

Investment income (loss):
Dividend distributions	—	27,196	—
Investment Expenses:
Mortality and expense risk and administrative charges	(104)	(47,672)	(27,940)

Net investment income (loss)	(104)	(20,476)	(27,940)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	107,670	269,295
Realized capital gain (loss) on investments	(337)	(47,408)	113,814
Change in unrealized appreciation (depreciation)	(1,460)	(1,755,328)	(1,470,065)

Net gain (loss) on investments	(1,797)	(1,695,066)	(1,086,956)

Net increase (decrease) in net assets from operations	(1,901)	(1,715,542)	(1,114,896)

Contract owner transactions:
Variable annuity deposits	683	137,714	56,128
Terminations, withdrawals and annuity payments	—	(583,580)	(327,567)
Transfers between subaccounts, net	8,870	327,586	413,848
Maintenance charges and mortality adjustments	(18)	(11,377)	(5,330)

Increase (decrease) in net assets from contract transactions	9,535	(129,657)	137,079

Total increase (decrease) in net assets	7,634	(1,845,199)	(977,817)

Net assets as of December 31, 2022	$15,000	$4,886,804	$2,779,225

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century Strategic Allocation: Aggressive	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate
Net assets as of December 31, 2020	$1,270,354	$1,140,002	$5,393,933

Investment income (loss):
Dividend distributions	15,521	12,907	58,128
Investment Expenses:
Mortality and expense risk and administrative charges	(11,559)	(9,844)	(50,351)

Net investment income (loss)	3,962	3,063	7,777

Increase (decrease) in net assets from operations:
Capital gain distributions	127,501	65,268	441,724
Realized capital gain (loss) on investments	29,310	29,744	123,803
Change in unrealized appreciation (depreciation)	4,357	(11,571)	21,639

Net gain (loss) on investments	161,168	83,441	587,166

Net increase (decrease) in net assets from operations	165,130	86,504	594,943

Contract owner transactions:
Variable annuity deposits	23,088	5,719	136,165
Terminations, withdrawals and annuity payments	(203,863)	(223,466)	(929,591)
Transfers between subaccounts, net	20,804	(31,746)	40,223
Maintenance charges and mortality adjustments	(5,028)	(4,122)	(13,267)

Increase (decrease) in net assets from contract transactions	(164,999)	(253,615)	(766,470)

Total increase (decrease) in net assets	131	(167,111)	(171,527)

Net assets as of December 31, 2021	$1,270,485	$972,891	$5,222,406

Investment income (loss):
Dividend distributions	16,164	14,821	44,604
Investment Expenses:
Mortality and expense risk and administrative charges	(10,202)	(7,305)	(38,195)

Net investment income (loss)	5,962	7,516	6,409

Increase (decrease) in net assets from operations:
Capital gain distributions	42,081	18,415	145,729
Realized capital gain (loss) on investments	164	(4,863)	(92,197)
Change in unrealized appreciation (depreciation)	(252,097)	(148,859)	(875,147)

Net gain (loss) on investments	(209,852)	(135,307)	(821,615)

Net increase (decrease) in net assets from operations	(203,890)	(127,791)	(815,206)

Contract owner transactions:
Variable annuity deposits	33,216	15,324	108,534
Terminations, withdrawals and annuity payments	(44,267)	(111,636)	(543,020)
Transfers between subaccounts, net	129,319	(4,338)	(206,493)
Maintenance charges and mortality adjustments	(2,607)	(2,675)	(9,402)

Increase (decrease) in net assets from contract transactions	115,661	(103,325)	(650,381)

Total increase (decrease) in net assets	(88,229)	(231,116)	(1,465,587)

Net assets as of December 31, 2022	$1,182,256	$741,775	$3,756,819

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century Ultra®	American Century VP Disciplined Core Value	American Century VP Inflation Protection
Net assets as of December 31, 2020	$673,845	$111,577	$388,561

Investment income (loss):
Dividend distributions	—	1,396	19,826
Investment Expenses:
Mortality and expense risk and administrative charges	(6,917)	(896)	(1,832)

Net investment income (loss)	(6,917)	500	17,994

Increase (decrease) in net assets from operations:
Capital gain distributions	61,353	15,650	—
Realized capital gain (loss) on investments	33,417	2,183	7,322
Change in unrealized appreciation (depreciation)	56,875	8,573	8,100

Net gain (loss) on investments	151,645	26,406	15,422

Net increase (decrease) in net assets from operations	144,728	26,906	33,416

Contract owner transactions:
Variable annuity deposits	110,351	8,443	264,518
Terminations, withdrawals and annuity payments	(66,695)	(26,702)	(75,779)
Transfers between subaccounts, net	94,719	101,348	247,013
Maintenance charges and mortality adjustments	(4,112)	(172)	(823)

Increase (decrease) in net assets from contract transactions	134,263	82,917	434,929

Total increase (decrease) in net assets	278,991	109,823	468,345

Net assets as of December 31, 2021	$952,836	$221,400	$856,906

Investment income (loss):
Dividend distributions	—	3,360	90,180
Investment Expenses:
Mortality and expense risk and administrative charges	(6,047)	(1,096)	(4,187)

Net investment income (loss)	(6,047)	2,264	85,993

Increase (decrease) in net assets from operations:
Capital gain distributions	43,122	61,079	4,966
Realized capital gain (loss) on investments	31,426	(17,114)	(58,478)
Change in unrealized appreciation (depreciation)	(364,562)	(79,122)	(257,148)

Net gain (loss) on investments	(290,014)	(35,157)	(310,660)

Net increase (decrease) in net assets from operations	(296,061)	(32,893)	(224,667)

Contract owner transactions:
Variable annuity deposits	50,650	55,424	308,892
Terminations, withdrawals and annuity payments	(51,340)	(55,918)	(238,153)
Transfers between subaccounts, net	(67,196)	(1,177)	1,191,665
Maintenance charges and mortality adjustments	(5,247)	(426)	(1,728)

Increase (decrease) in net assets from contract transactions	(73,133)	(2,097)	1,260,676

Total increase (decrease) in net assets	(369,194)	(34,990)	1,036,009

Net assets as of December 31, 2022	$583,642	$186,410	$1,892,915

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century VP International	American Century VP Mid Cap Value (d)	American Century VP Ultra®
Net assets as of December 31, 2020	$126,572	$5,202,437	$22,652,609

Investment income (loss):
Dividend distributions	19	59,065	—
Investment Expenses:
Mortality and expense risk and administrative charges	(258)	(44,532)	(189,108)

Net investment income (loss)	(239)	14,533	(189,108)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,570	—	1,566,550
Realized capital gain (loss) on investments	14,092	360,034	2,336,058
Change in unrealized appreciation (depreciation)	(7,666)	723,487	783,773

Net gain (loss) on investments	9,996	1,083,521	4,686,381

Net increase (decrease) in net assets from operations	9,757	1,098,054	4,497,273

Contract owner transactions:
Variable annuity deposits	—	119,416	791,462
Terminations, withdrawals and annuity payments	(5,467)	(642,584)	(2,870,010)
Transfers between subaccounts, net	(44,475)	90,990	(1,339,230)
Maintenance charges and mortality adjustments	(207)	(22,910)	(78,485)

Increase (decrease) in net assets from contract transactions	(50,149)	(455,088)	(3,496,263)

Total increase (decrease) in net assets	(40,392)	642,966	1,001,010

Net assets as of December 31, 2021	$86,180	$5,845,403	$23,653,619

Investment income (loss):
Dividend distributions	868	123,749	—
Investment Expenses:
Mortality and expense risk and administrative charges	(168)	(45,133)	(140,484)

Net investment income (loss)	700	78,616	(140,484)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,309	749,055	1,974,860
Realized capital gain (loss) on investments	(14)	98,492	313,097
Change in unrealized appreciation (depreciation)	(32,578)	(1,028,507)	(9,756,346)

Net gain (loss) on investments	(22,283)	(180,960)	(7,468,389)

Net increase (decrease) in net assets from operations	(21,583)	(102,344)	(7,608,873)

Contract owner transactions:
Variable annuity deposits	—	121,428	368,163
Terminations, withdrawals and annuity payments	—	(676,593)	(1,418,437)
Transfers between subaccounts, net	—	935,810	(188,884)
Maintenance charges and mortality adjustments	(131)	(14,691)	(55,633)

Increase (decrease) in net assets from contract transactions	(131)	365,954	(1,294,791)

Total increase (decrease) in net assets	(21,714)	263,610	(8,903,664)

Net assets as of December 31, 2022	$64,466	$6,109,013	$14,749,955

(d) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century VP Value	American Funds IS® Asset Allocation	American Funds IS® Capital World Bond
Net assets as of December 31, 2020	$29,771,253	$24,611,418	$9,095,196

Investment income (loss):
Dividend distributions	537,495	381,310	52,136
Investment Expenses:
Mortality and expense risk and administrative charges	(259,830)	(217,128)	(39,055)

Net investment income (loss)	277,665	164,182	13,081

Increase (decrease) in net assets from operations:
Capital gain distributions	—	862,789	92,717
Realized capital gain (loss) on investments	2,047,690	854,291	210,723
Change in unrealized appreciation (depreciation)	4,403,194	1,601,809	(690,593)

Net gain (loss) on investments	6,450,884	3,318,889	(387,153)

Net increase (decrease) in net assets from operations	6,728,549	3,483,071	(374,072)

Contract owner transactions:
Variable annuity deposits	771,879	2,834,036	245,341
Terminations, withdrawals and annuity payments	(4,777,396)	(3,015,736)	(561,511)
Transfers between subaccounts, net	2,690,059	2,302,596	(5,098,374)
Maintenance charges and mortality adjustments	(127,801)	(51,466)	(12,697)

Increase (decrease) in net assets from contract transactions	(1,443,259)	2,069,430	(5,427,241)

Total increase (decrease) in net assets	5,285,290	5,552,501	(5,801,313)

Net assets as of December 31, 2021	$35,056,543	$30,163,919	$3,293,883

Investment income (loss):
Dividend distributions	583,342	356,776	5,456
Investment Expenses:
Mortality and expense risk and administrative charges	(233,629)	(174,178)	(19,278)

Net investment income (loss)	349,713	182,598	(13,822)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,566,635	2,503,571	42,909
Realized capital gain (loss) on investments	1,631,180	(22,471)	(80,705)
Change in unrealized appreciation (depreciation)	(4,801,354)	(6,766,186)	(527,383)

Net gain (loss) on investments	(603,539)	(4,285,086)	(565,179)

Net increase (decrease) in net assets from operations	(253,826)	(4,102,488)	(579,001)

Contract owner transactions:
Variable annuity deposits	302,738	207,727	125,545
Terminations, withdrawals and annuity payments	(3,753,056)	(4,427,949)	(252,312)
Transfers between subaccounts, net	(3,243,567)	(2,265,276)	(226,112)
Maintenance charges and mortality adjustments	(96,283)	(44,883)	(6,526)

Increase (decrease) in net assets from contract transactions	(6,790,168)	(6,530,381)	(359,405)

Total increase (decrease) in net assets	(7,043,994)	(10,632,869)	(938,406)

Net assets as of December 31, 2022	$28,012,549	$19,531,050	$2,355,477

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Small Capitalization	American Funds IS® Growth
Net assets as of December 31, 2020	$14,210,435	$205,015	$3,292,726

Investment income (loss):
Dividend distributions	32,734	—	3,745
Investment Expenses:
Mortality and expense risk and administrative charges	(123,475)	(4,108)	(49,488)

Net investment income (loss)	(90,741)	(4,108)	(45,743)

Increase (decrease) in net assets from operations:
Capital gain distributions	751,499	5,632	816,505
Realized capital gain (loss) on investments	654,095	6,601	143,758
Change in unrealized appreciation (depreciation)	882,309	(11,470)	9,213

Net gain (loss) on investments	2,287,903	763	969,476

Net increase (decrease) in net assets from operations	2,197,162	(3,345)	923,733

Contract owner transactions:
Variable annuity deposits	1,632,079	299,395	579,614
Terminations, withdrawals and annuity payments	(1,239,165)	(6,252)	(340,822)
Transfers between subaccounts, net	503,420	197,504	(241,744)
Maintenance charges and mortality adjustments	(33,265)	(52)	(4,584)

Increase (decrease) in net assets from contract transactions	863,069	490,595	(7,536)

Total increase (decrease) in net assets	3,060,231	487,250	916,197

Net assets as of December 31, 2021	$17,270,666	$692,265	$4,208,923

Investment income (loss):
Dividend distributions	53,827	—	3,344
Investment Expenses:
Mortality and expense risk and administrative charges	(95,731)	(3,645)	(33,307)

Net investment income (loss)	(41,904)	(3,645)	(29,963)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,460,393	183,053	487,142
Realized capital gain (loss) on investments	(50,410)	(50,971)	(79,954)
Change in unrealized appreciation (depreciation)	(5,709,548)	(334,495)	(1,665,110)

Net gain (loss) on investments	(4,299,565)	(202,413)	(1,257,922)

Net increase (decrease) in net assets from operations	(4,341,469)	(206,058)	(1,287,885)

Contract owner transactions:
Variable annuity deposits	350,742	32,156	419,086
Terminations, withdrawals and annuity payments	(672,152)	(22,288)	(420,751)
Transfers between subaccounts, net	(1,400,943)	(30,834)	(156,868)
Maintenance charges and mortality adjustments	(25,473)	(318)	(7,182)

Increase (decrease) in net assets from contract transactions	(1,747,826)	(21,284)	(165,715)

Total increase (decrease) in net assets	(6,089,295)	(227,342)	(1,453,600)

Net assets as of December 31, 2022	$11,181,371	$464,923	$2,755,323

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® Growth- Income	American Funds IS® International	American Funds IS® International Growth and Income
Net assets as of December 31, 2020	$24,816,222	$6,412,804	$121,310

Investment income (loss):
Dividend distributions	296,240	146,990	10,529
Investment Expenses:
Mortality and expense risk and administrative charges	(232,370)	(47,581)	(2,000)

Net investment income (loss)	63,870	99,409	8,529

Increase (decrease) in net assets from operations:
Capital gain distributions	287,301	—	—
Realized capital gain (loss) on investments	998,924	199,713	1,169
Change in unrealized appreciation (depreciation)	4,468,148	(449,150)	(8,084)

Net gain (loss) on investments	5,754,373	(249,437)	(6,915)

Net increase (decrease) in net assets from operations	5,818,243	(150,028)	1,614

Contract owner transactions:
Variable annuity deposits	2,177,695	737,078	226,253
Terminations, withdrawals and annuity payments	(2,802,983)	(360,860)	(5,832)
Transfers between subaccounts, net	4,148,722	(401,676)	93,311
Maintenance charges and mortality adjustments	(72,329)	(10,420)	(147)

Increase (decrease) in net assets from contract transactions	3,451,105	(35,878)	313,585

Total increase (decrease) in net assets	9,269,348	(185,906)	315,199

Net assets as of December 31, 2021	$34,085,570	$6,226,898	$436,509

Investment income (loss):
Dividend distributions	286,215	87,116	8,883
Investment Expenses:
Mortality and expense risk and administrative charges	(207,419)	(40,702)	(2,307)

Net investment income (loss)	78,796	46,414	6,576

Increase (decrease) in net assets from operations:
Capital gain distributions	2,621,215	801,736	183,574
Realized capital gain (loss) on investments	570,421	(196,311)	(63,533)
Change in unrealized appreciation (depreciation)	(8,879,081)	(2,106,343)	(201,629)

Net gain (loss) on investments	(5,687,445)	(1,500,918)	(81,588)

Net increase (decrease) in net assets from operations	(5,608,649)	(1,454,504)	(75,012)

Contract owner transactions:
Variable annuity deposits	933,711	968,956	26,049
Terminations, withdrawals and annuity payments	(1,547,327)	(418,947)	(17,278)
Transfers between subaccounts, net	(2,653,341)	499,028	(68,107)
Maintenance charges and mortality adjustments	(66,542)	(8,787)	(570)

Increase (decrease) in net assets from contract transactions	(3,333,499)	1,040,250	(59,906)

Total increase (decrease) in net assets	(8,942,148)	(414,254)	(134,918)

Net assets as of December 31, 2022	$25,143,422	$5,812,644	$301,591

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® Mortgage	American Funds IS® New World	AMG River Road Mid Cap Value
Net assets as of December 31, 2020	$288,642	$3,159,342	$1,662,918

Investment income (loss):
Dividend distributions	735	29,122	3,449
Investment Expenses:
Mortality and expense risk and administrative charges	(792)	(29,421)	(16,555)

Net investment income (loss)	(57)	(299)	(13,106)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,794	144,531	1,018,930
Realized capital gain (loss) on investments	9	94,808	(109,017)
Change in unrealized appreciation (depreciation)	(12,819)	(125,295)	(411,687)

Net gain (loss) on investments	(3,016)	114,044	498,226

Net increase (decrease) in net assets from operations	(3,073)	113,745	485,120

Contract owner transactions:
Variable annuity deposits	—	601,364	45,779
Terminations, withdrawals and annuity payments	(948)	(365,338)	(204,877)
Transfers between subaccounts, net	8,078	1,163,665	(80,460)
Maintenance charges and mortality adjustments	(913)	(8,371)	(5,005)

Increase (decrease) in net assets from contract transactions	6,217	1,391,320	(244,563)

Total increase (decrease) in net assets	3,144	1,505,065	240,557

Net assets as of December 31, 2021	$291,786	$4,664,407	$1,903,475

Investment income (loss):
Dividend distributions	1,233	43,163	14,837
Investment Expenses:
Mortality and expense risk and administrative charges	(404)	(23,696)	(15,168)

Net investment income (loss)	829	19,467	(331)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	348,757	126,030
Realized capital gain (loss) on investments	(20,337)	(78,270)	(76,564)
Change in unrealized appreciation (depreciation)	(4,371)	(1,330,921)	(220,490)

Net gain (loss) on investments	(24,708)	(1,060,434)	(171,024)

Net increase (decrease) in net assets from operations	(23,879)	(1,040,967)	(171,355)

Contract owner transactions:
Variable annuity deposits	2,716	582,877	47,170
Terminations, withdrawals and annuity payments	(209,707)	(265,934)	(105,009)
Transfers between subaccounts, net	1,441	(150,553)	(22,398)
Maintenance charges and mortality adjustments	(338)	(7,309)	(3,635)

Increase (decrease) in net assets from contract transactions	(205,888)	159,081	(83,872)

Total increase (decrease) in net assets	(229,767)	(881,886)	(255,227)

Net assets as of December 31, 2022	$62,019	$3,782,521	$1,648,248

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Ariel®	Baron Asset	BlackRock Advantage Large Cap Core V.I.
Net assets as of December 31, 2020	$3,582,278	$885,472	$172,053

Investment income (loss):
Dividend distributions	1,754	—	146
Investment Expenses:
Mortality and expense risk and administrative charges	(37,176)	(7,860)	(1,913)

Net investment income (loss)	(35,422)	(7,860)	(1,767)

Increase (decrease) in net assets from operations:
Capital gain distributions	215,579	63,612	141,978
Realized capital gain (loss) on investments	153,847	71,635	3,594
Change in unrealized appreciation (depreciation)	664,145	(22,291)	(93,997)

Net gain (loss) on investments	1,033,571	112,956	51,575

Net increase (decrease) in net assets from operations	998,149	105,096	49,808

Contract owner transactions:
Variable annuity deposits	45,815	42,180	19,971
Terminations, withdrawals and annuity payments	(405,617)	(129,832)	(213)
Transfers between subaccounts, net	(111,179)	2,040	121,886
Maintenance charges and mortality adjustments	(8,439)	(3,520)	(153)

Increase (decrease) in net assets from contract transactions	(479,420)	(89,132)	141,491

Total increase (decrease) in net assets	518,729	15,964	191,299

Net assets as of December 31, 2021	$4,101,007	$901,436	$363,352

Investment income (loss):
Dividend distributions	11,110	—	4,614
Investment Expenses:
Mortality and expense risk and administrative charges	(28,322)	(6,080)	(2,474)

Net investment income (loss)	(17,212)	(6,080)	2,140

Increase (decrease) in net assets from operations:
Capital gain distributions	204,350	45	8,210
Realized capital gain (loss) on investments	82,155	9,048	(34,793)
Change in unrealized appreciation (depreciation)	(1,029,263)	(243,258)	(92,317)

Net gain (loss) on investments	(742,758)	(234,165)	(118,900)

Net increase (decrease) in net assets from operations	(759,970)	(240,245)	(116,760)

Contract owner transactions:
Variable annuity deposits	37,223	26,506	229,895
Terminations, withdrawals and annuity payments	(399,381)	(44,022)	(15,870)
Transfers between subaccounts, net	(405,433)	7,636	152,054
Maintenance charges and mortality adjustments	(6,413)	(2,724)	(497)

Increase (decrease) in net assets from contract transactions	(774,004)	(12,604)	365,582

Total increase (decrease) in net assets	(1,533,974)	(252,849)	248,822

Net assets as of December 31, 2022	$2,567,033	$648,587	$612,174

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock Advantage Small Cap Growth	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.
Net assets as of December 31, 2020	$246,109	$151,801	$258,055

Investment income (loss):
Dividend distributions	—	2,258	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,460)	(954)	(733)

Net investment income (loss)	(1,460)	1,304	(733)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,311	29,131	36,136
Realized capital gain (loss) on investments	42,869	55	14,037
Change in unrealized appreciation (depreciation)	(59,742)	769	(13,074)

Net gain (loss) on investments	15,438	29,955	37,099

Net increase (decrease) in net assets from operations	13,978	31,259	36,366

Contract owner transactions:
Variable annuity deposits	4,103	26,388	—
Terminations, withdrawals and annuity payments	(116,228)	—	(728)
Transfers between subaccounts, net	(1,078)	—	(107,983)
Maintenance charges and mortality adjustments	(1,764)	(105)	(361)

Increase (decrease) in net assets from contract transactions	(114,967)	26,283	(109,072)

Total increase (decrease) in net assets	(100,989)	57,542	(72,706)

Net assets as of December 31, 2021	$145,120	$209,343	$185,349

Investment income (loss):
Dividend distributions	722	2,511	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,311)	(1,037)	(1,057)

Net investment income (loss)	(589)	1,474	(1,057)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	22,157	20,038
Realized capital gain (loss) on investments	(1,792)	(218)	(29,545)
Change in unrealized appreciation (depreciation)	(38,478)	(30,756)	(140,541)

Net gain (loss) on investments	(40,270)	(8,817)	(150,048)

Net increase (decrease) in net assets from operations	(40,859)	(7,343)	(151,105)

Contract owner transactions:
Variable annuity deposits	4,762	98	275,150
Terminations, withdrawals and annuity payments	(1,680)	(19,743)	(7,063)
Transfers between subaccounts, net	33,385	24,238	15,969
Maintenance charges and mortality adjustments	(606)	(251)	(366)

Increase (decrease) in net assets from contract transactions	35,861	4,342	283,690

Total increase (decrease) in net assets	(4,998)	(3,001)	132,585

Net assets as of December 31, 2022	$140,122	$206,342	$317,934

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock Equity Dividend	BlackRock Equity Dividend V.I.	BlackRock Global Allocation
Net assets as of December 31, 2020	$768,020	$7,376,401	$85,391

Investment income (loss):
Dividend distributions	9,558	113,728	745
Investment Expenses:
Mortality and expense risk and administrative charges	(7,533)	(64,178)	(744)

Net investment income (loss)	2,025	49,550	1

Increase (decrease) in net assets from operations:
Capital gain distributions	85,139	1,143,834	6,944
Realized capital gain (loss) on investments	8,515	391,913	2,599
Change in unrealized appreciation (depreciation)	46,246	(133,473)	(4,797)

Net gain (loss) on investments	139,900	1,402,274	4,746

Net increase (decrease) in net assets from operations	141,925	1,451,824	4,747

Contract owner transactions:
Variable annuity deposits	35,428	627,419	2,565
Terminations, withdrawals and annuity payments	(69,126)	(837,138)	(20,325)
Transfers between subaccounts, net	(19,215)	829,183	2,982
Maintenance charges and mortality adjustments	(4,227)	(18,733)	(177)

Increase (decrease) in net assets from contract transactions	(57,140)	600,731	(14,955)

Total increase (decrease) in net assets	84,785	2,052,555	(10,208)

Net assets as of December 31, 2021	$852,805	$9,428,956	$75,183

Investment income (loss):
Dividend distributions	7,443	140,970	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,209)	(70,462)	(1,544)

Net investment income (loss)	2,234	70,508	(1,544)

Increase (decrease) in net assets from operations:
Capital gain distributions	55,487	1,126,126	9,703
Realized capital gain (loss) on investments	13,284	(91,817)	(2,186)
Change in unrealized appreciation (depreciation)	(99,775)	(1,634,685)	(32,494)

Net gain (loss) on investments	(31,004)	(600,376)	(24,977)

Net increase (decrease) in net assets from operations	(28,770)	(529,868)	(26,521)

Contract owner transactions:
Variable annuity deposits	19,751	1,377,920	3,714
Terminations, withdrawals and annuity payments	(98,339)	(658,703)	(33,166)
Transfers between subaccounts, net	(213,593)	(10,090)	151,901
Maintenance charges and mortality adjustments	(2,903)	(16,678)	(763)

Increase (decrease) in net assets from contract transactions	(295,084)	692,449	121,686

Total increase (decrease) in net assets	(323,854)	162,581	95,165

Net assets as of December 31, 2022	$528,951	$9,591,537	$170,348

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.	BlackRock International Dividend
Net assets as of December 31, 2020	$3,274,665	$6,171,324	$89,482

Investment income (loss):
Dividend distributions	25,461	325,305	2,538
Investment Expenses:
Mortality and expense risk and administrative charges	(25,473)	(58,767)	(1,045)

Net investment income (loss)	(12)	266,538	1,493

Increase (decrease) in net assets from operations:
Capital gain distributions	504,721	25,307	5,460
Realized capital gain (loss) on investments	111,639	97,157	157
Change in unrealized appreciation (depreciation)	(429,376)	(71,085)	5,677

Net gain (loss) on investments	186,984	51,379	11,294

Net increase (decrease) in net assets from operations	186,972	317,917	12,787

Contract owner transactions:
Variable annuity deposits	271,280	463,981	5,777
Terminations, withdrawals and annuity payments	(442,495)	(1,012,766)	(500)
Transfers between subaccounts, net	(234,701)	3,031,107	36,203
Maintenance charges and mortality adjustments	(5,949)	(25,130)	(429)

Increase (decrease) in net assets from contract transactions	(411,865)	2,457,192	41,051

Total increase (decrease) in net assets	(224,893)	2,775,109	53,838

Net assets as of December 31, 2021	$3,049,772	$8,946,433	$143,320

Investment income (loss):
Dividend distributions	—	339,107	1,201
Investment Expenses:
Mortality and expense risk and administrative charges	(20,430)	(49,105)	(859)

Net investment income (loss)	(20,430)	290,002	342

Increase (decrease) in net assets from operations:
Capital gain distributions	40,309	—	1,687
Realized capital gain (loss) on investments	(89,458)	(214,070)	1,353
Change in unrealized appreciation (depreciation)	(438,232)	(1,004,467)	(16,252)

Net gain (loss) on investments	(487,381)	(1,218,537)	(13,212)

Net increase (decrease) in net assets from operations	(507,811)	(928,535)	(12,870)

Contract owner transactions:
Variable annuity deposits	120,245	276,813	3,447
Terminations, withdrawals and annuity payments	(274,839)	(794,569)	(5,141)
Transfers between subaccounts, net	136,456	(1,596,072)	(34,597)
Maintenance charges and mortality adjustments	(4,257)	(17,847)	(434)

Increase (decrease) in net assets from contract transactions	(22,395)	(2,131,675)	(36,725)

Total increase (decrease) in net assets	(530,206)	(3,060,210)	(49,595)

Net assets as of December 31, 2022	$2,519,566	$5,886,223	$93,725

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock Large Cap Focus Growth V.I.	BNY Mellon Appreciation	BNY Mellon Dynamic Value
Net assets as of December 31, 2020	$179,994	$7,751,142	$3,354,168

Investment income (loss):
Dividend distributions	—	32,447	37,231
Investment Expenses:
Mortality and expense risk and administrative charges	(1,911)	(81,924)	(34,978)

Net investment income (loss)	(1,911)	(49,477)	2,253

Increase (decrease) in net assets from operations:
Capital gain distributions	35,895	321,278	747,234
Realized capital gain (loss) on investments	1,755	527,367	140,129
Change in unrealized appreciation (depreciation)	(756)	1,323,801	152,560

Net gain (loss) on investments	36,894	2,172,446	1,039,923

Net increase (decrease) in net assets from operations	34,983	2,122,969	1,042,176

Contract owner transactions:
Variable annuity deposits	—	176,936	29,245
Terminations, withdrawals and annuity payments	(620)	(1,222,678)	(424,933)
Transfers between subaccounts, net	28,916	271,472	153,777
Maintenance charges and mortality adjustments	(614)	(18,699)	(10,144)

Increase (decrease) in net assets from contract transactions	27,682	(792,969)	(252,055)

Total increase (decrease) in net assets	62,665	1,330,000	790,121

Net assets as of December 31, 2021	$242,659	$9,081,142	$4,144,289

Investment income (loss):
Dividend distributions	—	38,933	31,867
Investment Expenses:
Mortality and expense risk and administrative charges	(397)	(65,534)	(39,027)

Net investment income (loss)	(397)	(26,601)	(7,160)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,264	522,510	376,022
Realized capital gain (loss) on investments	(24,828)	165,359	61,087
Change in unrealized appreciation (depreciation)	(58,679)	(2,297,233)	(257,978)

Net gain (loss) on investments	(73,243)	(1,609,364)	179,131

Net increase (decrease) in net assets from operations	(73,640)	(1,635,965)	171,971

Contract owner transactions:
Variable annuity deposits	77,147	173,386	46,140
Terminations, withdrawals and annuity payments	(2,167)	(772,369)	(514,005)
Transfers between subaccounts, net	(116,288)	(301,161)	975,261
Maintenance charges and mortality adjustments	(233)	(17,781)	(12,296)

Increase (decrease) in net assets from contract transactions	(41,541)	(917,925)	495,100

Total increase (decrease) in net assets	(115,181)	(2,553,890)	667,071

Net assets as of December 31, 2022	$127,478	$6,527,252	$4,811,360

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BNY Mellon IP MidCap Stock	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth
Net assets as of December 31, 2020	$3,805,893	$6,608,653	$18,700,260

Investment income (loss):
Dividend distributions	20,193	55,932	—
Investment Expenses:
Mortality and expense risk and administrative charges	(38,944)	(57,934)	(166,732)

Net investment income (loss)	(18,751)	(2,002)	(166,732)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,986	114,531	2,818,512
Realized capital gain (loss) on investments	197,878	417,972	1,377,789
Change in unrealized appreciation (depreciation)	805,742	1,139,819	(1,804,768)

Net gain (loss) on investments	1,032,606	1,672,322	2,391,533

Net increase (decrease) in net assets from operations	1,013,855	1,670,320	2,224,801

Contract owner transactions:
Variable annuity deposits	254,495	1,116,435	2,039,369
Terminations, withdrawals and annuity payments	(946,294)	(657,335)	(2,233,690)
Transfers between subaccounts, net	1,626,037	165,942	79,635
Maintenance charges and mortality adjustments	(9,971)	(13,428)	(68,217)

Increase (decrease) in net assets from contract transactions	924,267	611,614	(182,903)

Total increase (decrease) in net assets	1,938,122	2,281,934	2,041,898

Net assets as of December 31, 2021	$5,744,015	$8,890,587	$20,742,158

Investment income (loss):
Dividend distributions	21,098	70,595	—
Investment Expenses:
Mortality and expense risk and administrative charges	(29,023)	(52,364)	(100,766)

Net investment income (loss)	(7,925)	18,231	(100,766)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,163,429	945,300	1,477,688
Realized capital gain (loss) on investments	(276,918)	37,944	(464,706)
Change in unrealized appreciation (depreciation)	(1,666,957)	(2,527,957)	(10,331,042)

Net gain (loss) on investments	(780,446)	(1,544,713)	(9,318,060)

Net increase (decrease) in net assets from operations	(788,371)	(1,526,482)	(9,418,826)

Contract owner transactions:
Variable annuity deposits	78,791	739,633	276,298
Terminations, withdrawals and annuity payments	(862,464)	(512,910)	(956,963)
Transfers between subaccounts, net	(1,286,458)	(228,079)	(669,192)
Maintenance charges and mortality adjustments	(7,987)	(12,583)	(42,670)

Increase (decrease) in net assets from contract transactions	(2,078,118)	(13,939)	(1,392,527)

Total increase (decrease) in net assets	(2,866,489)	(1,540,421)	(10,811,353)

Net assets as of December 31, 2022	$2,877,526	$7,350,166	$9,930,805

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BNY Mellon Opportunistic Midcap Value	BNY Mellon Stock Index	BNY Mellon VIF Appreciation
Net assets as of December 31, 2020	$2,618,842	$162,959	$5,328,880

Investment income (loss):
Dividend distributions	406	380	12,453
Investment Expenses:
Mortality and expense risk and administrative charges	(25,000)	(139)	(44,502)

Net investment income (loss)	(24,594)	241	(32,049)

Increase (decrease) in net assets from operations:
Capital gain distributions	304,427	1,832	583,540
Realized capital gain (loss) on investments	52,241	12,459	425,852
Change in unrealized appreciation (depreciation)	46,422	(558)	400,301

Net gain (loss) on investments	403,090	13,733	1,409,693

Net increase (decrease) in net assets from operations	378,496	13,974	1,377,644

Contract owner transactions:
Variable annuity deposits	20,770	8,680	948,141
Terminations, withdrawals and annuity payments	(252,077)	(922)	(1,608,940)
Transfers between subaccounts, net	(76,176)	(128,783)	978,955
Maintenance charges and mortality adjustments	(5,804)	(89)	(17,815)

Increase (decrease) in net assets from contract transactions	(313,287)	(121,114)	300,341

Total increase (decrease) in net assets	65,209	(107,140)	1,677,985

Net assets as of December 31, 2021	$2,684,051	$55,819	$7,006,865

Investment income (loss):
Dividend distributions	6,050	912	23,447
Investment Expenses:
Mortality and expense risk and administrative charges	(21,516)	(218)	(40,896)

Net investment income (loss)	(15,466)	694	(17,449)

Increase (decrease) in net assets from operations:
Capital gain distributions	137,798	11,011	1,787,192
Realized capital gain (loss) on investments	3,993	(8,456)	(322,918)
Change in unrealized appreciation (depreciation)	(350,831)	(19,639)	(2,745,488)

Net gain (loss) on investments	(209,040)	(17,084)	(1,281,214)

Net increase (decrease) in net assets from operations	(224,506)	(16,390)	(1,298,663)

Contract owner transactions:
Variable annuity deposits	22,111	4,207	581,115
Terminations, withdrawals and annuity payments	(161,625)	(8,219)	(652,162)
Transfers between subaccounts, net	(68,294)	5,780	(489,757)
Maintenance charges and mortality adjustments	(5,065)	(173)	(8,425)

Increase (decrease) in net assets from contract transactions	(212,873)	1,595	(569,229)

Total increase (decrease) in net assets	(437,379)	(14,795)	(1,867,892)

Net assets as of December 31, 2022	$2,246,672	$41,024	$5,138,973

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Calamos® Growth	Calamos® Growth and Income	Calamos® High Income Opportunities
Net assets as of December 31, 2020	$10,348,347	$8,674,810	$448,211

Investment income (loss):
Dividend distributions	—	45,450	19,990
Investment Expenses:
Mortality and expense risk and administrative charges	(100,501)	(90,012)	(4,074)

Net investment income (loss)	(100,501)	(44,562)	15,916

Increase (decrease) in net assets from operations:
Capital gain distributions	1,234,474	525,277	—
Realized capital gain (loss) on investments	169,252	319,575	(3,203)
Change in unrealized appreciation (depreciation)	908,234	959,641	11,437

Net gain (loss) on investments	2,311,960	1,804,493	8,234

Net increase (decrease) in net assets from operations	2,211,459	1,759,931	24,150

Contract owner transactions:
Variable annuity deposits	91,997	79,603	15,012
Terminations, withdrawals and annuity payments	(1,037,345)	(972,156)	(70,633)
Transfers between subaccounts, net	(186,171)	1,373,299	4,327
Maintenance charges and mortality adjustments	(19,092)	(22,045)	(2,034)

Increase (decrease) in net assets from contract transactions	(1,150,611)	458,701	(53,328)

Total increase (decrease) in net assets	1,060,848	2,218,632	(29,178)

Net assets as of December 31, 2021	$11,409,195	$10,893,442	$419,033

Investment income (loss):
Dividend distributions	—	95,373	27,449
Investment Expenses:
Mortality and expense risk and administrative charges	(76,860)	(83,299)	(4,855)

Net investment income (loss)	(76,860)	12,074	22,594

Increase (decrease) in net assets from operations:
Capital gain distributions	—	225,348	—
Realized capital gain (loss) on investments	(145,384)	154,557	(10,932)
Change in unrealized appreciation (depreciation)	(3,573,376)	(2,434,344)	(74,578)

Net gain (loss) on investments	(3,718,760)	(2,054,439)	(85,510)

Net increase (decrease) in net assets from operations	(3,795,620)	(2,042,365)	(62,916)

Contract owner transactions:
Variable annuity deposits	99,202	78,946	13,000
Terminations, withdrawals and annuity payments	(707,819)	(709,719)	(73,190)
Transfers between subaccounts, net	134,508	46,804	190,126
Maintenance charges and mortality adjustments	(14,952)	(20,837)	(2,781)

Increase (decrease) in net assets from contract transactions	(489,061)	(604,806)	127,155

Total increase (decrease) in net assets	(4,284,681)	(2,647,171)	64,239

Net assets as of December 31, 2022	$7,124,514	$8,246,271	$483,272

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	ClearBridge Small Cap Growth	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth
Net assets as of December 31, 2020	$24,278	$10,635,452	$10,545,530

Investment income (loss):
Dividend distributions	—	14,146	—
Investment Expenses:
Mortality and expense risk and administrative charges	(240)	(73,288)	(105,047)

Net investment income (loss)	(240)	(59,142)	(105,047)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,843	2,158,048	1,231,463
Realized capital gain (loss) on investments	112	892,609	1,110,357
Change in unrealized appreciation (depreciation)	(70)	(1,972,640)	(1,096,632)

Net gain (loss) on investments	2,885	1,078,017	1,245,188

Net increase (decrease) in net assets from operations	2,645	1,018,875	1,140,141

Contract owner transactions:
Variable annuity deposits	—	113,482	464,271
Terminations, withdrawals and annuity payments	—	(1,248,062)	(1,666,830)
Transfers between subaccounts, net	—	(2,994,695)	(263,536)
Maintenance charges and mortality adjustments	(4)	(43,091)	(44,785)

Increase (decrease) in net assets from contract transactions	(4)	(4,172,366)	(1,510,880)

Total increase (decrease) in net assets	2,641	(3,153,491)	(370,739)

Net assets as of December 31, 2021	$26,919	$7,481,961	$10,174,791

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(184)	(44,601)	(68,421)

Net investment income (loss)	(184)	(44,601)	(68,421)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	696,448	153,056
Realized capital gain (loss) on investments	30	(375,130)	(132,616)
Change in unrealized appreciation (depreciation)	(7,777)	(2,247,541)	(2,925,347)

Net gain (loss) on investments	(7,747)	(1,926,223)	(2,904,907)

Net increase (decrease) in net assets from operations	(7,931)	(1,970,824)	(2,973,328)

Contract owner transactions:
Variable annuity deposits	—	50,391	428,759
Terminations, withdrawals and annuity payments	—	(485,785)	(566,340)
Transfers between subaccounts, net	—	(305,190)	(283,865)
Maintenance charges and mortality adjustments	(1)	(25,726)	(15,099)

Increase (decrease) in net assets from contract transactions	(1)	(766,310)	(436,545)

Total increase (decrease) in net assets	(7,932)	(2,737,134)	(3,409,873)

Net assets as of December 31, 2022	$18,987	$4,744,827	$6,764,918

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy Asset Strategy	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced
Net assets as of December 31, 2020	$236,970	$1,114,353	$140,504

Investment income (loss):
Dividend distributions	5,340	18,463	934
Investment Expenses:
Mortality and expense risk and administrative charges	(2,284)	(9,786)	(247)

Net investment income (loss)	3,056	8,677	687

Increase (decrease) in net assets from operations:
Capital gain distributions	21,711	119,186	5,693
Realized capital gain (loss) on investments	1,426	8,409	4,648
Change in unrealized appreciation (depreciation)	4,160	(30,993)	2,175

Net gain (loss) on investments	27,297	96,602	12,516

Net increase (decrease) in net assets from operations	30,353	105,279	13,203

Contract owner transactions:
Variable annuity deposits	11,376	7,535	—
Terminations, withdrawals and annuity payments	(20,593)	(42,313)	—
Transfers between subaccounts, net	1,354	503	(52,567)
Maintenance charges and mortality adjustments	(222)	(3,012)	(192)

Increase (decrease) in net assets from contract transactions	(8,085)	(37,287)	(52,759)

Total increase (decrease) in net assets	22,268	67,992	(39,556)

Net assets as of December 31, 2021	$259,238	$1,182,345	$100,948

Investment income (loss):
Dividend distributions	2,724	18,025	988
Investment Expenses:
Mortality and expense risk and administrative charges	(2,316)	(8,702)	(220)

Net investment income (loss)	408	9,323	768

Increase (decrease) in net assets from operations:
Capital gain distributions	36,789	86,602	33,267
Realized capital gain (loss) on investments	(1,480)	(13,572)	(115)
Change in unrealized appreciation (depreciation)	(74,999)	(265,353)	(50,336)

Net gain (loss) on investments	(39,690)	(192,323)	(17,184)

Net increase (decrease) in net assets from operations	(39,282)	(183,000)	(16,416)

Contract owner transactions:
Variable annuity deposits	13,588	11,939	—
Terminations, withdrawals and annuity payments	(27,175)	(91,617)	—
Transfers between subaccounts, net	53,183	176,202	—
Maintenance charges and mortality adjustments	(394)	(3,412)	(175)

Increase (decrease) in net assets from contract transactions	39,202	93,112	(175)

Total increase (decrease) in net assets	(80)	(89,888)	(16,591)

Net assets as of December 31, 2022	$259,158	$1,092,457	$84,357

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy VIP Core Equity	Delaware Ivy VIP Energy	Delaware Ivy VIP Global Growth
Net assets as of December 31, 2020	$146,652	$71,558	$826,409

Investment income (loss):
Dividend distributions	18	975	500
Investment Expenses:
Mortality and expense risk and administrative charges	(35)	(281)	(2,282)

Net investment income (loss)	(17)	694	(1,782)

Increase (decrease) in net assets from operations:
Capital gain distributions	129	—	42,438
Realized capital gain (loss) on investments	14,832	(35,556)	277
Change in unrealized appreciation (depreciation)	(16,196)	51,206	104,251

Net gain (loss) on investments	(1,235)	15,650	146,966

Net increase (decrease) in net assets from operations	(1,252)	16,344	145,184

Contract owner transactions:
Variable annuity deposits	3,359	3,871	—
Terminations, withdrawals and annuity payments	(294)	(11,373)	—
Transfers between subaccounts, net	(144,659)	74,026	—
Maintenance charges and mortality adjustments	(10)	(41)	(4)

Increase (decrease) in net assets from contract transactions	(141,604)	66,483	(4)

Total increase (decrease) in net assets	(142,856)	82,827	145,180

Net assets as of December 31, 2021	$3,796	$154,385	$971,589

Investment income (loss):
Dividend distributions	210	3,961	15
Investment Expenses:
Mortality and expense risk and administrative charges	(221)	(1,942)	(514)

Net investment income (loss)	(11)	2,019	(499)

Increase (decrease) in net assets from operations:
Capital gain distributions	18,717	—	290
Realized capital gain (loss) on investments	(57)	22,679	61,119
Change in unrealized appreciation (depreciation)	(28,327)	45,190	(155,189)

Net gain (loss) on investments	(9,667)	67,869	(93,780)

Net increase (decrease) in net assets from operations	(9,678)	69,888	(94,279)

Contract owner transactions:
Variable annuity deposits	135,416	10,443	—
Terminations, withdrawals and annuity payments	(33)	(55,269)	(98)
Transfers between subaccounts, net	—	(59,603)	(875,268)
Maintenance charges and mortality adjustments	(46)	(111)	(4)

Increase (decrease) in net assets from contract transactions	135,337	(104,540)	(875,370)

Total increase (decrease) in net assets	125,659	(34,652)	(969,649)

Net assets as of December 31, 2022	$129,455	$119,733	$1,940

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy VIP Growth	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity
Net assets as of December 31, 2020	$192,910	$536,206	$474,233

Investment income (loss):
Dividend distributions	—	35,375	5,257
Investment Expenses:
Mortality and expense risk and administrative charges	(509)	(5,355)	(2,861)

Net investment income (loss)	(509)	30,020	2,396

Increase (decrease) in net assets from operations:
Capital gain distributions	20,034	—	—
Realized capital gain (loss) on investments	7,088	7,768	4,670
Change in unrealized appreciation (depreciation)	26,965	(10,226)	56,247

Net gain (loss) on investments	54,087	(2,458)	60,917

Net increase (decrease) in net assets from operations	53,578	27,562	63,313

Contract owner transactions:
Variable annuity deposits	—	22,627	5,439
Terminations, withdrawals and annuity payments	—	(42,065)	—
Transfers between subaccounts, net	(33,949)	42,174	(40,523)
Maintenance charges and mortality adjustments	(556)	(298)	(642)

Increase (decrease) in net assets from contract transactions	(34,505)	22,438	(35,726)

Total increase (decrease) in net assets	19,073	50,000	27,587

Net assets as of December 31, 2021	$211,983	$586,206	$501,820

Investment income (loss):
Dividend distributions	—	30,576	7,957
Investment Expenses:
Mortality and expense risk and administrative charges	(387)	(4,045)	(1,182)

Net investment income (loss)	(387)	26,531	6,775

Increase (decrease) in net assets from operations:
Capital gain distributions	40,958	—	27,402
Realized capital gain (loss) on investments	(9,669)	(3,258)	5,715
Change in unrealized appreciation (depreciation)	(86,701)	(86,213)	(101,937)

Net gain (loss) on investments	(55,412)	(89,471)	(68,820)

Net increase (decrease) in net assets from operations	(55,799)	(62,940)	(62,045)

Contract owner transactions:
Variable annuity deposits	—	(8)	19,981
Terminations, withdrawals and annuity payments	(44,835)	(21,906)	(55,546)
Transfers between subaccounts, net	—	(65,324)	(115,568)
Maintenance charges and mortality adjustments	(618)	(332)	(764)

Increase (decrease) in net assets from contract transactions	(45,453)	(87,570)	(151,897)

Total increase (decrease) in net assets	(101,252)	(150,510)	(213,942)

Net assets as of December 31, 2022	$110,731	$435,696	$287,878

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy VIP Limited-Term Bond	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources
Net assets as of December 31, 2020	$—	$237,252	$133,854

Investment income (loss):
Dividend distributions	1,021	—	2,445
Investment Expenses:
Mortality and expense risk and administrative charges	(126)	(1,748)	(413)

Net investment income (loss)	895	(1,748)	2,032

Increase (decrease) in net assets from operations:
Capital gain distributions	276	27,545	—
Realized capital gain (loss) on investments	(39)	26,224	35,026
Change in unrealized appreciation (depreciation)	(1,482)	(12,788)	(4,268)

Net gain (loss) on investments	(1,245)	40,981	30,758

Net increase (decrease) in net assets from operations	(350)	39,233	32,790

Contract owner transactions:
Variable annuity deposits	—	69,520	101,302
Terminations, withdrawals and annuity payments	(223)	(24,741)	(82,963)
Transfers between subaccounts, net	72,463	(32,008)	5,121
Maintenance charges and mortality adjustments	(103)	(295)	(344)

Increase (decrease) in net assets from contract transactions	72,137	12,476	23,116

Total increase (decrease) in net assets	71,787	51,709	55,906

Net assets as of December 31, 2021	$71,787	$288,961	$189,760

Investment income (loss):
Dividend distributions	930	—	3,462
Investment Expenses:
Mortality and expense risk and administrative charges	(109)	(1,263)	(591)

Net investment income (loss)	821	(1,263)	2,871

Increase (decrease) in net assets from operations:
Capital gain distributions	523	48,079	—
Realized capital gain (loss) on investments	(4,407)	(16,811)	2,775
Change in unrealized appreciation (depreciation)	217	(119,519)	29,285

Net gain (loss) on investments	(3,667)	(88,251)	32,060

Net increase (decrease) in net assets from operations	(2,846)	(89,514)	34,931

Contract owner transactions:
Variable annuity deposits	—	2,913	—
Terminations, withdrawals and annuity payments	(358)	(32,276)	(8,039)
Transfers between subaccounts, net	(54,098)	327	11,064
Maintenance charges and mortality adjustments	(84)	(352)	(423)

Increase (decrease) in net assets from contract transactions	(54,540)	(29,388)	2,602

Total increase (decrease) in net assets	(57,386)	(118,902)	37,533

Net assets as of December 31, 2022	$14,401	$170,059	$227,293

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy VIP Science And Technology	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core
Net assets as of December 31, 2020	$407,203	$179,411	$276,134

Investment income (loss):
Dividend distributions	—	2,409	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,880)	(1,731)	(1,212)

Net investment income (loss)	(3,880)	678	(1,212)

Increase (decrease) in net assets from operations:
Capital gain distributions	79,044	29,483	—
Realized capital gain (loss) on investments	60,534	2,010	3,664
Change in unrealized appreciation (depreciation)	(89,767)	(28,078)	51,843

Net gain (loss) on investments	49,811	3,415	55,507

Net increase (decrease) in net assets from operations	45,931	4,093	54,295

Contract owner transactions:
Variable annuity deposits	2,500	73,117	15,689
Terminations, withdrawals and annuity payments	(33,007)	(13,000)	(77,889)
Transfers between subaccounts, net	(150,012)	1,884	(21,397)
Maintenance charges and mortality adjustments	(282)	(276)	(586)

Increase (decrease) in net assets from contract transactions	(180,801)	61,725	(84,183)

Total increase (decrease) in net assets	(134,870)	65,818	(29,888)

Net assets as of December 31, 2021	$272,333	$245,229	$246,246

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,628)	(1,140)	(866)

Net investment income (loss)	(1,628)	(1,140)	(866)

Increase (decrease) in net assets from operations:
Capital gain distributions	25,076	45,377	44,821
Realized capital gain (loss) on investments	(13,168)	(1,725)	(23,553)
Change in unrealized appreciation (depreciation)	(94,323)	(109,172)	(59,369)

Net gain (loss) on investments	(82,415)	(65,520)	(38,101)

Net increase (decrease) in net assets from operations	(84,043)	(66,660)	(38,967)

Contract owner transactions:
Variable annuity deposits	539	—	—
Terminations, withdrawals and annuity payments	(8,921)	(2,183)	(52,246)
Transfers between subaccounts, net	(9,780)	1,485	(11,795)
Maintenance charges and mortality adjustments	(348)	(301)	(566)

Increase (decrease) in net assets from contract transactions	(18,510)	(999)	(64,607)

Total increase (decrease) in net assets	(102,553)	(67,659)	(103,574)

Net assets as of December 31, 2022	$169,780	$177,570	$142,672

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Delaware Ivy VIP Value	Delaware VIP Global Value Equity (a)	Delaware VIP Real Estate Securities (a)
Net assets as of December 31, 2020	$205,768	$34,782	$55,409

Investment income (loss):
Dividend distributions	4,262	835	403
Investment Expenses:
Mortality and expense risk and administrative charges	(603)	(179)	(515)

Net investment income (loss)	3,659	656	(112)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	677
Realized capital gain (loss) on investments	5,187	(47)	(4,036)
Change in unrealized appreciation (depreciation)	50,407	9,934	19,074

Net gain (loss) on investments	55,594	9,887	15,715

Net increase (decrease) in net assets from operations	59,253	10,543	15,603

Contract owner transactions:
Variable annuity deposits	—	108,081	—
Terminations, withdrawals and annuity payments	(2,979)	(1,810)	(228)
Transfers between subaccounts, net	(35,658)	—	(17,562)
Maintenance charges and mortality adjustments	(601)	(76)	(32)

Increase (decrease) in net assets from contract transactions	(39,238)	106,195	(17,822)

Total increase (decrease) in net assets	20,015	116,738	(2,219)

Net assets as of December 31, 2021	$225,783	$151,520	$53,190

Investment income (loss):
Dividend distributions	2,844	4,960	390
Investment Expenses:
Mortality and expense risk and administrative charges	(487)	(320)	(443)

Net investment income (loss)	2,357	4,640	(53)

Increase (decrease) in net assets from operations:
Capital gain distributions	59,037	31,143	5,823
Realized capital gain (loss) on investments	(9,332)	(2,794)	(1,445)
Change in unrealized appreciation (depreciation)	(65,559)	(50,418)	(19,775)

Net gain (loss) on investments	(15,854)	(22,069)	(15,397)

Net increase (decrease) in net assets from operations	(13,497)	(17,429)	(15,450)

Contract owner transactions:
Variable annuity deposits	—	—	17,395
Terminations, withdrawals and annuity payments	(54,811)	(10,024)	(7,888)
Transfers between subaccounts, net	(5,363)	—	(603)
Maintenance charges and mortality adjustments	(761)	(204)	(94)

Increase (decrease) in net assets from contract transactions	(60,935)	(10,228)	8,810

Total increase (decrease) in net assets	(74,432)	(27,657)	(6,640)

Net assets as of December 31, 2022	$151,351	$123,863	$46,550

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Dimensional VA Equity Allocation	Dimensional VA Global Bond Portfolio	Dimensional VA Global Moderate Allocation
Net assets as of December 31, 2020	$259,678	$348,673	$—

Investment income (loss):
Dividend distributions	11,711	6,439	5,847
Investment Expenses:
Mortality and expense risk and administrative charges	(970)	(2,109)	(349)

Net investment income (loss)	10,741	4,330	5,498

Increase (decrease) in net assets from operations:
Capital gain distributions	27,582	85	13,107
Realized capital gain (loss) on investments	11,089	(193)	14,837
Change in unrealized appreciation (depreciation)	27,394	(15,090)	(16,582)

Net gain (loss) on investments	66,065	(15,198)	11,362

Net increase (decrease) in net assets from operations	76,806	(10,868)	16,860

Contract owner transactions:
Variable annuity deposits	306,146	432,297	1,828,446
Terminations, withdrawals and annuity payments	(14,547)	(45,534)	(110,634)
Transfers between subaccounts, net	(45,405)	212,638	(1,321,174)
Maintenance charges and mortality adjustments	(640)	(1,002)	—

Increase (decrease) in net assets from contract transactions	245,554	598,399	396,638

Total increase (decrease) in net assets	322,360	587,531	413,498

Net assets as of December 31, 2021	$582,038	$936,204	$413,498

Investment income (loss):
Dividend distributions	10,073	29,707	8,870
Investment Expenses:
Mortality and expense risk and administrative charges	(1,436)	(3,996)	(1,121)

Net investment income (loss)	8,637	25,711	7,749

Increase (decrease) in net assets from operations:
Capital gain distributions	14,778	—	8,656
Realized capital gain (loss) on investments	(2,577)	(25,471)	(5,131)
Change in unrealized appreciation (depreciation)	(114,290)	(87,589)	(65,448)

Net gain (loss) on investments	(102,089)	(113,060)	(61,923)

Net increase (decrease) in net assets from operations	(93,452)	(87,349)	(54,174)

Contract owner transactions:
Variable annuity deposits	111,988	1,481,995	112,255
Terminations, withdrawals and annuity payments	(51,440)	(76,697)	(53,216)
Transfers between subaccounts, net	(18,467)	(420,836)	170,119
Maintenance charges and mortality adjustments	(1,020)	(1,902)	(573)

Increase (decrease) in net assets from contract transactions	41,061	982,560	228,585

Total increase (decrease) in net assets	(52,391)	895,211	174,411

Net assets as of December 31, 2022	$529,647	$1,831,415	$587,909

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio
Net assets as of December 31, 2020	$665,782	$536,046	$366,704

Investment income (loss):
Dividend distributions	48,037	44,477	80
Investment Expenses:
Mortality and expense risk and administrative charges	(7,925)	(3,961)	(3,064)

Net investment income (loss)	40,112	40,516	(2,984)

Increase (decrease) in net assets from operations:
Capital gain distributions	129,563	—	—
Realized capital gain (loss) on investments	21,383	10,436	(161)
Change in unrealized appreciation (depreciation)	(27,517)	49,874	(2,306)

Net gain (loss) on investments	123,429	60,310	(2,467)

Net increase (decrease) in net assets from operations	163,541	100,826	(5,451)

Contract owner transactions:
Variable annuity deposits	572,784	515,934	775,799
Terminations, withdrawals and annuity payments	(112,176)	(121,091)	(76,544)
Transfers between subaccounts, net	762,014	200,726	188,095
Maintenance charges and mortality adjustments	(2,910)	(1,104)	(712)

Increase (decrease) in net assets from contract transactions	1,219,712	594,465	886,638

Total increase (decrease) in net assets	1,383,253	695,291	881,187

Net assets as of December 31, 2021	$2,049,035	$1,231,337	$1,247,891

Investment income (loss):
Dividend distributions	54,799	83,046	38,198
Investment Expenses:
Mortality and expense risk and administrative charges	(7,535)	(6,314)	(6,724)

Net investment income (loss)	47,264	76,732	31,474

Increase (decrease) in net assets from operations:
Capital gain distributions	37,307	23,078	—
Realized capital gain (loss) on investments	(45,057)	(5,911)	(3,420)
Change in unrealized appreciation (depreciation)	(424,042)	(170,226)	(47,234)

Net gain (loss) on investments	(431,792)	(153,059)	(50,654)

Net increase (decrease) in net assets from operations	(384,528)	(76,327)	(19,180)

Contract owner transactions:
Variable annuity deposits	677,695	777,809	788,822
Terminations, withdrawals and annuity payments	(223,394)	(179,004)	(175,737)
Transfers between subaccounts, net	(14,317)	504,880	979,698
Maintenance charges and mortality adjustments	(3,181)	(1,922)	(1,266)

Increase (decrease) in net assets from contract transactions	436,803	1,101,763	1,591,517

Total increase (decrease) in net assets	52,275	1,025,436	1,572,337

Net assets as of December 31, 2022	$2,101,310	$2,256,773	$2,820,228

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP
Net assets as of December 31, 2020	$2,534,036	$1,317,411	$53,821

Investment income (loss):
Dividend distributions	58,362	31,513	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,732)	(9,824)	(148)

Net investment income (loss)	43,630	21,689	(148)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	158,270	3,127
Realized capital gain (loss) on investments	128,700	115,132	195
Change in unrealized appreciation (depreciation)	505,081	245,767	8,682

Net gain (loss) on investments	633,781	519,169	12,004

Net increase (decrease) in net assets from operations	677,411	540,858	11,856

Contract owner transactions:
Variable annuity deposits	1,099,757	987,077	50
Terminations, withdrawals and annuity payments	(412,640)	(202,287)	(302)
Transfers between subaccounts, net	(52,627)	(150,049)	—
Maintenance charges and mortality adjustments	(3,115)	(1,471)	(119)

Increase (decrease) in net assets from contract transactions	631,375	633,270	(371)

Total increase (decrease) in net assets	1,308,786	1,174,128	11,485

Net assets as of December 31, 2021	$3,842,822	$2,491,539	$65,306

Investment income (loss):
Dividend distributions	109,732	39,336	—
Investment Expenses:
Mortality and expense risk and administrative charges	(17,409)	(11,057)	(143)

Net investment income (loss)	92,323	28,279	(143)

Increase (decrease) in net assets from operations:
Capital gain distributions	59,311	233,002	10,676
Realized capital gain (loss) on investments	69,658	64,997	(1,490)
Change in unrealized appreciation (depreciation)	(513,487)	(505,231)	(30,807)

Net gain (loss) on investments	(384,518)	(207,232)	(21,621)

Net increase (decrease) in net assets from operations	(292,195)	(178,953)	(21,764)

Contract owner transactions:
Variable annuity deposits	1,807,986	947,807	16,660
Terminations, withdrawals and annuity payments	(1,391,303)	(892,763)	(24,095)
Transfers between subaccounts, net	1,016,632	752,244	(95)
Maintenance charges and mortality adjustments	(4,702)	(2,322)	(108)

Increase (decrease) in net assets from contract transactions	1,428,613	804,966	(7,638)

Total increase (decrease) in net assets	1,136,418	626,013	(29,402)

Net assets as of December 31, 2022	$4,979,240	$3,117,552	$35,904

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	DWS Core Equity VIP	DWS CROCI® U.S. VIP	DWS Global Small Cap VIP
Net assets as of December 31, 2020	$86,972	$11,152	$44,993

Investment income (loss):
Dividend distributions	434	190	35
Investment Expenses:
Mortality and expense risk and administrative charges	(1,414)	(29)	(376)

Net investment income (loss)	(980)	161	(341)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,317	—	—
Realized capital gain (loss) on investments	160	(93)	(11)
Change in unrealized appreciation (depreciation)	16,633	2,573	6,553

Net gain (loss) on investments	21,110	2,480	6,542

Net increase (decrease) in net assets from operations	20,130	2,641	6,201

Contract owner transactions:
Variable annuity deposits	—	2	—
Terminations, withdrawals and annuity payments	—	(2,476)	(35)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(18)	(24)	(6)

Increase (decrease) in net assets from contract transactions	(18)	(2,498)	(41)

Total increase (decrease) in net assets	20,112	143	6,160

Net assets as of December 31, 2021	$107,084	$11,295	$51,153

Investment income (loss):
Dividend distributions	435	146	242
Investment Expenses:
Mortality and expense risk and administrative charges	(1,176)	(24)	(379)

Net investment income (loss)	(741)	122	(137)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,238	148	17,682
Realized capital gain (loss) on investments	(39)	(75)	(688)
Change in unrealized appreciation (depreciation)	(30,413)	(1,981)	(40,089)

Net gain (loss) on investments	(17,214)	(1,908)	(23,095)

Net increase (decrease) in net assets from operations	(17,955)	(1,786)	(23,232)

Contract owner transactions:
Variable annuity deposits	—	—	60,533
Terminations, withdrawals and annuity payments	—	(536)	(1,399)
Transfers between subaccounts, net	—	11	(29)
Maintenance charges and mortality adjustments	(185)	(19)	(36)

Increase (decrease) in net assets from contract transactions	(185)	(544)	59,069

Total increase (decrease) in net assets	(18,140)	(2,330)	35,837

Net assets as of December 31, 2022	$88,944	$8,965	$86,990

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	DWS High Income VIP	DWS International Growth VIP	DWS Small Mid Cap Value VIP
Net assets as of December 31, 2020	$11,245	$15,739	$10,905

Investment income (loss):
Dividend distributions	484	5	113
Investment Expenses:
Mortality and expense risk and administrative charges	(664)	(37)	(536)

Net investment income (loss)	(180)	(32)	(423)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	174	—
Realized capital gain (loss) on investments	96	754	6,130
Change in unrealized appreciation (depreciation)	6,207	203	4,862

Net gain (loss) on investments	6,303	1,131	10,992

Net increase (decrease) in net assets from operations	6,123	1,099	10,569

Contract owner transactions:
Variable annuity deposits	3,500	—	—
Terminations, withdrawals and annuity payments	(4,408)	(3,183)	(8,049)
Transfers between subaccounts, net	292,319	—	21,693
Maintenance charges and mortality adjustments	(265)	(30)	(111)

Increase (decrease) in net assets from contract transactions	291,146	(3,213)	13,533

Total increase (decrease) in net assets	297,269	(2,114)	24,102

Net assets as of December 31, 2021	$308,514	$13,625	$35,007

Investment income (loss):
Dividend distributions	12,683	79	27
Investment Expenses:
Mortality and expense risk and administrative charges	(941)	(26)	(91)

Net investment income (loss)	11,742	53	(64)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	139	86
Realized capital gain (loss) on investments	(5,948)	(20)	1,371
Change in unrealized appreciation (depreciation)	(34,561)	(4,091)	(3,760)

Net gain (loss) on investments	(40,509)	(3,972)	(2,303)

Net increase (decrease) in net assets from operations	(28,767)	(3,919)	(2,367)

Contract owner transactions:
Variable annuity deposits	—	—	2,913
Terminations, withdrawals and annuity payments	(7,586)	(554)	—
Transfers between subaccounts, net	(54,993)	12	(4,200)
Maintenance charges and mortality adjustments	(442)	(20)	(17)

Increase (decrease) in net assets from contract transactions	(63,021)	(562)	(1,304)

Total increase (decrease) in net assets	(91,788)	(4,481)	(3,671)

Net assets as of December 31, 2022	$216,726	$9,144	$31,336

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Eaton Vance VT Floating-Rate Income	Federated Hermes Corporate Bond	Federated Hermes Fund for U.S. Government Securities II
Net assets as of December 31, 2020	$1,939,202	$8,140,764	$5,826,857

Investment income (loss):
Dividend distributions	97,633	241,010	74,968
Investment Expenses:
Mortality and expense risk and administrative charges	(46,569)	(69,916)	(44,194)

Net investment income (loss)	51,064	171,094	30,774

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	10,729	104,107	(28,517)
Change in unrealized appreciation (depreciation)	1,565	(364,720)	(145,323)

Net gain (loss) on investments	12,294	(260,613)	(173,840)

Net increase (decrease) in net assets from operations	63,358	(89,519)	(143,066)

Contract owner transactions:
Variable annuity deposits	119,465	212,410	269,138
Terminations, withdrawals and annuity payments	(241)	(1,005,335)	(424,086)
Transfers between subaccounts, net	2,300,095	142,396	(2,691,928)
Maintenance charges and mortality adjustments	(285)	(14,032)	(16,104)

Increase (decrease) in net assets from contract transactions	2,419,034	(664,561)	(2,862,980)

Total increase (decrease) in net assets	2,482,392	(754,080)	(3,006,046)

Net assets as of December 31, 2021	$4,421,594	$7,386,684	$2,820,811

Investment income (loss):
Dividend distributions	153,406	230,721	47,500
Investment Expenses:
Mortality and expense risk and administrative charges	(35,059)	(60,535)	(29,056)

Net investment income (loss)	118,347	170,186	18,444

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(40,216)	(93,553)	(87,818)
Change in unrealized appreciation (depreciation)	(156,087)	(1,236,850)	(294,837)

Net gain (loss) on investments	(196,303)	(1,330,403)	(382,655)

Net increase (decrease) in net assets from operations	(77,956)	(1,160,217)	(364,211)

Contract owner transactions:
Variable annuity deposits	24,777	199,998	30,498
Terminations, withdrawals and annuity payments	(42,921)	(664,309)	(466,821)
Transfers between subaccounts, net	(500,786)	518,252	209,686
Maintenance charges and mortality adjustments	(393)	(15,516)	(10,950)

Increase (decrease) in net assets from contract transactions	(519,323)	38,425	(237,587)

Total increase (decrease) in net assets	(597,279)	(1,121,792)	(601,798)

Net assets as of December 31, 2022	$3,824,315	$6,264,892	$2,219,013

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Federated Hermes High Income Bond II	Fidelity® Advisor Dividend Growth	Fidelity® Advisor International Capital Appreciation_(d)
Net assets as of December 31, 2020	$6,079,125	$2,226,007	$412,836

Investment income (loss):
Dividend distributions	261,710	10,174	—
Investment Expenses:
Mortality and expense risk and administrative charges	(71,144)	(22,031)	(3,619)

Net investment income (loss)	190,566	(11,857)	(3,619)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	121,479	14,434
Realized capital gain (loss) on investments	29,212	66,275	41,412
Change in unrealized appreciation (depreciation)	(50,312)	386,813	(12,233)

Net gain (loss) on investments	(21,100)	574,567	43,613

Net increase (decrease) in net assets from operations	169,466	562,710	39,994

Contract owner transactions:
Variable annuity deposits	5,958	15,716	1,598
Terminations, withdrawals and annuity payments	(702,180)	(196,966)	(72,957)
Transfers between subaccounts, net	(349,581)	37	(3,744)
Maintenance charges and mortality adjustments	(30,116)	(5,454)	(946)

Increase (decrease) in net assets from contract transactions	(1,075,919)	(186,667)	(76,049)

Total increase (decrease) in net assets	(906,453)	376,043	(36,055)

Net assets as of December 31, 2021	$5,172,672	$2,602,050	$376,781

Investment income (loss):
Dividend distributions	242,810	18,869	—
Investment Expenses:
Mortality and expense risk and administrative charges	(52,770)	(19,750)	(2,433)

Net investment income (loss)	190,040	(881)	(2,433)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	151,990	—
Realized capital gain (loss) on investments	(129,358)	35,502	16,252
Change in unrealized appreciation (depreciation)	(672,752)	(520,651)	(114,091)

Net gain (loss) on investments	(802,110)	(333,159)	(97,839)

Net increase (decrease) in net assets from operations	(612,070)	(334,040)	(100,272)

Contract owner transactions:
Variable annuity deposits	38,403	19,060	1,012
Terminations, withdrawals and annuity payments	(372,939)	(207,270)	(37,986)
Transfers between subaccounts, net	(514,832)	(35,262)	(4,545)
Maintenance charges and mortality adjustments	(8,914)	(4,602)	(1)

Increase (decrease) in net assets from contract transactions	(858,282)	(228,074)	(41,520)

Total increase (decrease) in net assets	(1,470,352)	(562,114)	(141,792)

Net assets as of December 31, 2022	$3,702,320	$2,039,936	$234,989

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® Advisor Leveraged Company Stock	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate
Net assets as of December 31, 2020	$68,163	$311,905	$1,816,554

Investment income (loss):
Dividend distributions	26	—	10,649
Investment Expenses:
Mortality and expense risk and administrative charges	(703)	(2,942)	(18,305)

Net investment income (loss)	(677)	(2,942)	(7,656)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,332	42,723	103,758
Realized capital gain (loss) on investments	2,292	7,891	38,681
Change in unrealized appreciation (depreciation)	7,171	18,366	487,146

Net gain (loss) on investments	16,795	68,980	629,585

Net increase (decrease) in net assets from operations	16,118	66,038	621,929

Contract owner transactions:
Variable annuity deposits	5,914	13,468	45,144
Terminations, withdrawals and annuity payments	(8,320)	(38,256)	(298,354)
Transfers between subaccounts, net	(309)	(3,194)	(27,334)
Maintenance charges and mortality adjustments	(259)	(757)	(7,398)

Increase (decrease) in net assets from contract transactions	(2,974)	(28,739)	(287,942)

Total increase (decrease) in net assets	13,144	37,299	333,987

Net assets as of December 31, 2021	$81,307	$349,204	$2,150,541

Investment income (loss):
Dividend distributions	232	329	12,125
Investment Expenses:
Mortality and expense risk and administrative charges	(630)	(2,187)	(13,979)

Net investment income (loss)	(398)	(1,858)	(1,854)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,057	26,358	186,658
Realized capital gain (loss) on investments	(30)	(2,555)	8,142
Change in unrealized appreciation (depreciation)	(27,808)	(113,894)	(756,819)

Net gain (loss) on investments	(19,781)	(90,091)	(562,019)

Net increase (decrease) in net assets from operations	(20,179)	(91,949)	(563,873)

Contract owner transactions:
Variable annuity deposits	4,975	13,633	36,153
Terminations, withdrawals and annuity payments	(193)	(71,096)	(124,923)
Transfers between subaccounts, net	176	(4,703)	(227,062)
Maintenance charges and mortality adjustments	(212)	(1,041)	(5,921)

Increase (decrease) in net assets from contract transactions	4,746	(63,207)	(321,753)

Total increase (decrease) in net assets	(15,433)	(155,156)	(885,626)

Net assets as of December 31, 2022	$65,874	$194,048	$1,264,915

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® Advisor Stock Selector Mid Cap	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced
Net assets as of December 31, 2020	$2,837,587	$1,726,583	$1,370,341

Investment income (loss):
Dividend distributions	5,095	13,123	23,767
Investment Expenses:
Mortality and expense risk and administrative charges	(26,745)	(20,253)	(26,807)

Net investment income (loss)	(21,650)	(7,130)	(3,040)

Increase (decrease) in net assets from operations:
Capital gain distributions	329,417	174,905	161,465
Realized capital gain (loss) on investments	173,485	62,734	13,311
Change in unrealized appreciation (depreciation)	92,722	337,248	219,978

Net gain (loss) on investments	595,624	574,887	394,754

Net increase (decrease) in net assets from operations	573,974	567,757	391,714

Contract owner transactions:
Variable annuity deposits	53,035	25,845	415,324
Terminations, withdrawals and annuity payments	(329,739)	(163,971)	(141,942)
Transfers between subaccounts, net	(222,462)	447,580	1,911,550
Maintenance charges and mortality adjustments	(4,600)	(5,517)	(1,217)

Increase (decrease) in net assets from contract transactions	(503,766)	303,937	2,183,715

Total increase (decrease) in net assets	70,208	871,694	2,575,429

Net assets as of December 31, 2021	$2,907,795	$2,598,277	$3,945,770

Investment income (loss):
Dividend distributions	4,701	6,828	29,397
Investment Expenses:
Mortality and expense risk and administrative charges	(22,026)	(18,922)	(24,244)

Net investment income (loss)	(17,325)	(12,094)	5,153

Increase (decrease) in net assets from operations:
Capital gain distributions	196,828	32,028	207,257
Realized capital gain (loss) on investments	24,188	90,841	(177,639)
Change in unrealized appreciation (depreciation)	(625,445)	(320,224)	(756,467)

Net gain (loss) on investments	(404,429)	(197,355)	(726,849)

Net increase (decrease) in net assets from operations	(421,754)	(209,449)	(721,696)

Contract owner transactions:
Variable annuity deposits	53,085	22,010	584,236
Terminations, withdrawals and annuity payments	(230,299)	(140,181)	(111,099)
Transfers between subaccounts, net	(29,241)	(217,186)	(1,303,780)
Maintenance charges and mortality adjustments	(5,269)	(4,857)	(4,058)

Increase (decrease) in net assets from contract transactions	(211,724)	(340,214)	(834,701)

Total increase (decrease) in net assets	(633,478)	(549,663)	(1,556,397)

Net assets as of December 31, 2022	$2,274,317	$2,048,614	$2,389,373

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP Contrafund	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets
Net assets as of December 31, 2020	$19,434,949	$57,796	$618,455

Investment income (loss):
Dividend distributions	5,453	525	15,613
Investment Expenses:
Mortality and expense risk and administrative charges	(254,416)	(1,478)	(2,404)

Net investment income (loss)	(248,963)	(953)	13,209

Increase (decrease) in net assets from operations:
Capital gain distributions	2,539,092	10,365	78,346
Realized capital gain (loss) on investments	1,831,808	457	53,550
Change in unrealized appreciation (depreciation)	445,272	13,877	(177,333)

Net gain (loss) on investments	4,816,172	24,699	(45,437)

Net increase (decrease) in net assets from operations	4,567,209	23,746	(32,228)

Contract owner transactions:
Variable annuity deposits	1,250,301	243,868	205,258
Terminations, withdrawals and annuity payments	(2,959,957)	(3,977)	(65,502)
Transfers between subaccounts, net	(446,449)	345,106	73,162
Maintenance charges and mortality adjustments	(92,469)	(336)	(963)

Increase (decrease) in net assets from contract transactions	(2,248,574)	584,661	211,955

Total increase (decrease) in net assets	2,318,635	608,407	179,727

Net assets as of December 31, 2021	$21,753,584	$666,203	$798,182

Investment income (loss):
Dividend distributions	40,071	3,479	12,331
Investment Expenses:
Mortality and expense risk and administrative charges	(195,815)	(1,794)	(2,288)

Net investment income (loss)	(155,744)	1,685	10,043

Increase (decrease) in net assets from operations:
Capital gain distributions	772,136	104,409	—
Realized capital gain (loss) on investments	232,067	(10,495)	(24,866)
Change in unrealized appreciation (depreciation)	(6,664,210)	(223,229)	(162,404)

Net gain (loss) on investments	(5,660,007)	(129,315)	(187,270)

Net increase (decrease) in net assets from operations	(5,815,751)	(127,630)	(177,227)

Contract owner transactions:
Variable annuity deposits	63,391	32,106	142,184
Terminations, withdrawals and annuity payments	(1,785,713)	(37,388)	(40,910)
Transfers between subaccounts, net	(527,120)	39,100	36,656
Maintenance charges and mortality adjustments	(63,113)	(609)	(1,184)

Increase (decrease) in net assets from contract transactions	(2,312,555)	33,209	136,746

Total increase (decrease) in net assets	(8,128,306)	(94,421)	(40,481)

Net assets as of December 31, 2022	$13,625,278	$571,782	$757,701

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP Equity-Income	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities
Net assets as of December 31, 2020	$3,583,843	$4,247,734	$52,367,164

Investment income (loss):
Dividend distributions	79,322	120,761	—
Investment Expenses:
Mortality and expense risk and administrative charges	(33,981)	(36,272)	(502,790)

Net investment income (loss)	45,341	84,489	(502,790)

Increase (decrease) in net assets from operations:
Capital gain distributions	535,756	236,873	5,109,699
Realized capital gain (loss) on investments	179,804	261,799	5,089,360
Change in unrealized appreciation (depreciation)	138,562	451,500	(3,914,099)

Net gain (loss) on investments	854,122	950,172	6,284,960

Net increase (decrease) in net assets from operations	899,463	1,034,661	5,782,170

Contract owner transactions:
Variable annuity deposits	1,044,142	445,243	3,577,002
Terminations, withdrawals and annuity payments	(680,552)	(560,289)	(7,576,059)
Transfers between subaccounts, net	375,791	723,748	723,599
Maintenance charges and mortality adjustments	(14,113)	(16,043)	(174,565)

Increase (decrease) in net assets from contract transactions	725,268	592,659	(3,450,023)

Total increase (decrease) in net assets	1,624,731	1,627,320	2,332,147

Net assets as of December 31, 2021	$5,208,574	$5,875,054	$54,699,311

Investment income (loss):
Dividend distributions	76,135	87,407	—
Investment Expenses:
Mortality and expense risk and administrative charges	(34,236)	(42,985)	(319,874)

Net investment income (loss)	41,899	44,422	(319,874)

Increase (decrease) in net assets from operations:
Capital gain distributions	152,763	120,452	7,766,452
Realized capital gain (loss) on investments	3,240	77,665	(991,601)
Change in unrealized appreciation (depreciation)	(539,024)	(616,838)	(26,939,650)

Net gain (loss) on investments	(383,021)	(418,721)	(20,164,799)

Net increase (decrease) in net assets from operations	(341,122)	(374,299)	(20,484,673)

Contract owner transactions:
Variable annuity deposits	327,175	249,166	1,739,862
Terminations, withdrawals and annuity payments	(191,480)	(580,217)	(3,425,831)
Transfers between subaccounts, net	(650,315)	632,553	(2,797,819)
Maintenance charges and mortality adjustments	(11,668)	(19,458)	(106,282)

Increase (decrease) in net assets from contract transactions	(526,288)	282,044	(4,590,070)

Total increase (decrease) in net assets	(867,410)	(92,255)	(25,074,743)

Net assets as of December 31, 2022	$4,341,164	$5,782,799	$29,624,568

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP High Income	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond
Net assets as of December 31, 2020	$9,878,683	$22,549,081	$7,144,248

Investment income (loss):
Dividend distributions	200,078	260,317	115,905
Investment Expenses:
Mortality and expense risk and administrative charges	(40,611)	(286,332)	(74,366)

Net investment income (loss)	159,467	(26,015)	41,539

Increase (decrease) in net assets from operations:
Capital gain distributions	—	175,229	180,320
Realized capital gain (loss) on investments	33,620	2,691,585	73,922
Change in unrealized appreciation (depreciation)	(226,042)	2,941,600	(445,103)

Net gain (loss) on investments	(192,422)	5,808,414	(190,861)

Net increase (decrease) in net assets from operations	(32,955)	5,782,399	(149,322)

Contract owner transactions:
Variable annuity deposits	260,037	2,524,471	166,988
Terminations, withdrawals and annuity payments	(103,984)	(3,055,904)	(1,134,346)
Transfers between subaccounts, net	(448,302)	584,557	81,051
Maintenance charges and mortality adjustments	(3,482)	(116,942)	(32,389)

Increase (decrease) in net assets from contract transactions	(295,731)	(63,818)	(918,696)

Total increase (decrease) in net assets	(328,686)	5,718,581	(1,068,018)

Net assets as of December 31, 2021	$9,549,997	$28,267,662	$6,076,230

Investment income (loss):
Dividend distributions	61,393	257,754	120,154
Investment Expenses:
Mortality and expense risk and administrative charges	(36,043)	(242,076)	(58,859)

Net investment income (loss)	25,350	15,678	61,295

Increase (decrease) in net assets from operations:
Capital gain distributions	—	181,358	288,959
Realized capital gain (loss) on investments	(469,927)	1,201,524	(153,855)
Change in unrealized appreciation (depreciation)	(108,157)	(6,614,723)	(1,072,939)

Net gain (loss) on investments	(578,084)	(5,231,841)	(937,835)

Net increase (decrease) in net assets from operations	(552,734)	(5,216,163)	(876,540)

Contract owner transactions:
Variable annuity deposits	99,481	186,749	416,949
Terminations, withdrawals and annuity payments	(132,312)	(2,487,461)	(699,048)
Transfers between subaccounts, net	(7,820,961)	(1,252,482)	454,641
Maintenance charges and mortality adjustments	(4,656)	(64,369)	(25,042)

Increase (decrease) in net assets from contract transactions	(7,858,448)	(3,617,563)	147,500

Total increase (decrease) in net assets	(8,411,182)	(8,833,726)	(729,040)

Net assets as of December 31, 2022	$1,138,815	$19,433,936	$5,347,190

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP Mid Cap	Fidelity® VIP Overseas	Fidelity® VIP Real Estate
Net assets as of December 31, 2020	$559,125	$6,547,613	$264,131

Investment income (loss):
Dividend distributions	3,072	21,079	3,567
Investment Expenses:
Mortality and expense risk and administrative charges	(3,454)	(47,321)	(1,023)

Net investment income (loss)	(382)	(26,242)	2,544

Increase (decrease) in net assets from operations:
Capital gain distributions	139,091	495,432	2,323
Realized capital gain (loss) on investments	18,878	396,064	731
Change in unrealized appreciation (depreciation)	(2,902)	204,406	105,610

Net gain (loss) on investments	155,067	1,095,902	108,664

Net increase (decrease) in net assets from operations	154,685	1,069,660	111,208

Contract owner transactions:
Variable annuity deposits	203,923	225,689	10,936
Terminations, withdrawals and annuity payments	(82,216)	(890,765)	(14,101)
Transfers between subaccounts, net	62,743	(415,640)	60,964
Maintenance charges and mortality adjustments	(806)	(18,667)	(227)

Increase (decrease) in net assets from contract transactions	183,644	(1,099,383)	57,572

Total increase (decrease) in net assets	338,329	(29,723)	168,780

Net assets as of December 31, 2021	$897,454	$6,517,890	$432,911

Investment income (loss):
Dividend distributions	2,080	47,809	2,623
Investment Expenses:
Mortality and expense risk and administrative charges	(3,168)	(39,491)	(800)

Net investment income (loss)	(1,088)	8,318	1,823

Increase (decrease) in net assets from operations:
Capital gain distributions	52,587	47,625	10,554
Realized capital gain (loss) on investments	(7,959)	(334)	(6,198)
Change in unrealized appreciation (depreciation)	(180,931)	(1,730,721)	(112,647)

Net gain (loss) on investments	(136,303)	(1,683,430)	(108,291)

Net increase (decrease) in net assets from operations	(137,391)	(1,675,112)	(106,468)

Contract owner transactions:
Variable annuity deposits	71,088	64,480	19,947
Terminations, withdrawals and annuity payments	(100,559)	(352,701)	(140,667)
Transfers between subaccounts, net	(5,989)	823,695	(17,850)
Maintenance charges and mortality adjustments	(1,059)	(14,242)	(265)

Increase (decrease) in net assets from contract transactions	(36,519)	521,232	(138,835)

Total increase (decrease) in net assets	(173,910)	(1,153,880)	(245,303)

Net assets as of December 31, 2022	$723,544	$5,364,010	$187,608

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP Strategic Income	Franklin Allocation VIP Fund	Franklin DynaTech VIP
Net assets as of December 31, 2020	$1,246,047	$3,076,226	$1,121,136

Investment income (loss):
Dividend distributions	40,340	49,184	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,019)	(23,474)	(4,508)

Net investment income (loss)	36,321	25,710	(4,508)

Increase (decrease) in net assets from operations:
Capital gain distributions	25,645	—	81,186
Realized capital gain (loss) on investments	6,503	(60,614)	1,739
Change in unrealized appreciation (depreciation)	(24,562)	349,892	98,910

Net gain (loss) on investments	7,586	289,278	181,835

Net increase (decrease) in net assets from operations	43,907	314,988	177,327

Contract owner transactions:
Variable annuity deposits	141,802	252,692	335
Terminations, withdrawals and annuity payments	(138,793)	(364,799)	(1,390)
Transfers between subaccounts, net	387,448	(175,546)	29,740
Maintenance charges and mortality adjustments	(906)	(13,490)	(88)

Increase (decrease) in net assets from contract transactions	389,551	(301,143)	28,597

Total increase (decrease) in net assets	433,458	13,845	205,924

Net assets as of December 31, 2021	$1,679,505	$3,090,071	$1,327,060

Investment income (loss):
Dividend distributions	41,517	38,547	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,258)	(18,370)	(1,576)

Net investment income (loss)	37,259	20,177	(1,576)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,672	242,933	51,785
Realized capital gain (loss) on investments	(56,344)	(157,550)	158,531
Change in unrealized appreciation (depreciation)	(157,562)	(615,918)	(492,415)

Net gain (loss) on investments	(212,234)	(530,535)	(282,099)

Net increase (decrease) in net assets from operations	(174,975)	(510,358)	(283,675)

Contract owner transactions:
Variable annuity deposits	457,885	14,702	486
Terminations, withdrawals and annuity payments	(62,970)	(192,706)	(24,856)
Transfers between subaccounts, net	(745,901)	(291,846)	(929,500)
Maintenance charges and mortality adjustments	(1,312)	(9,278)	(204)

Increase (decrease) in net assets from contract transactions	(352,298)	(479,128)	(954,074)

Total increase (decrease) in net assets	(527,273)	(989,486)	(1,237,749)

Net assets as of December 31, 2022	$1,152,232	$2,100,585	$89,311

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin Growth and Income VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
Net assets as of December 31, 2020	$445,327	$11,086,207	$14,996

Investment income (loss):
Dividend distributions	9,559	760,494	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,275)	(128,729)	(62)

Net investment income (loss)	4,284	631,765	(62)

Increase (decrease) in net assets from operations:
Capital gain distributions	26,384	—	—
Realized capital gain (loss) on investments	3,727	112,584	3,181
Change in unrealized appreciation (depreciation)	62,415	1,229,624	(2,707)

Net gain (loss) on investments	92,526	1,342,208	474

Net increase (decrease) in net assets from operations	96,810	1,973,973	412

Contract owner transactions:
Variable annuity deposits	147,473	1,006,257	—
Terminations, withdrawals and annuity payments	(249)	(1,584,880)	—
Transfers between subaccounts, net	(110,997)	2,863,749	(15,408)
Maintenance charges and mortality adjustments	(159)	(48,669)	—

Increase (decrease) in net assets from contract transactions	36,068	2,236,457	(15,408)

Total increase (decrease) in net assets	132,878	4,210,430	(14,996)

Net assets as of December 31, 2021	$578,205	$15,296,637	$—

Investment income (loss):
Dividend distributions	20,156	786,552	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,278)	(120,633)	(199)

Net investment income (loss)	14,878	665,919	(199)

Increase (decrease) in net assets from operations:
Capital gain distributions	318,502	319,265	10,173
Realized capital gain (loss) on investments	(46,705)	(333,193)	(20,118)
Change in unrealized appreciation (depreciation)	(330,173)	(1,689,726)	—

Net gain (loss) on investments	(58,376)	(1,703,654)	(9,945)

Net increase (decrease) in net assets from operations	(43,498)	(1,037,735)	(10,144)

Contract owner transactions:
Variable annuity deposits	82,582	389,771	16,076
Terminations, withdrawals and annuity payments	(80,668)	(1,399,991)	(14,696)
Transfers between subaccounts, net	50,000	(1,605,698)	8,864
Maintenance charges and mortality adjustments	(445)	(45,650)	(100)

Increase (decrease) in net assets from contract transactions	51,469	(2,661,568)	10,144

Total increase (decrease) in net assets	7,971	(3,699,303)	—

Net assets as of December 31, 2022	$586,176	$11,597,334	$—

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin Mutual Global Discovery VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund
Net assets as of December 31, 2020	$9,260,766	$29,367	$960,110

Investment income (loss):
Dividend distributions	248,387	972	8,475
Investment Expenses:
Mortality and expense risk and administrative charges	(75,328)	(631)	(10,105)

Net investment income (loss)	173,059	341	(1,630)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	31,921
Realized capital gain (loss) on investments	(48,907)	(1,786)	69,504
Change in unrealized appreciation (depreciation)	1,466,183	4,143	104,391

Net gain (loss) on investments	1,417,276	2,357	205,816

Net increase (decrease) in net assets from operations	1,590,335	2,698	204,186

Contract owner transactions:
Variable annuity deposits	116,300	—	6,569
Terminations, withdrawals and annuity payments	(1,378,235)	(193)	(12,762)
Transfers between subaccounts, net	(281,077)	48,348	(350,952)
Maintenance charges and mortality adjustments	(47,231)	(74)	(842)

Increase (decrease) in net assets from contract transactions	(1,590,243)	48,081	(357,987)

Total increase (decrease) in net assets	92	50,779	(153,801)

Net assets as of December 31, 2021	$9,260,858	$80,146	$806,309

Investment income (loss):
Dividend distributions	121,119	594	6,923
Investment Expenses:
Mortality and expense risk and administrative charges	(67,735)	(371)	(6,745)

Net investment income (loss)	53,384	223	178

Increase (decrease) in net assets from operations:
Capital gain distributions	724,290	3,589	110,464
Realized capital gain (loss) on investments	(81,804)	(5,041)	4,396
Change in unrealized appreciation (depreciation)	(1,218,001)	(1,891)	(210,703)

Net gain (loss) on investments	(575,515)	(3,343)	(95,843)

Net increase (decrease) in net assets from operations	(522,131)	(3,120)	(95,665)

Contract owner transactions:
Variable annuity deposits	45,075	—	188,968
Terminations, withdrawals and annuity payments	(774,050)	(17,478)	(18,776)
Transfers between subaccounts, net	215,206	(45,168)	(24,542)
Maintenance charges and mortality adjustments	(35,363)	(60)	(1,608)

Increase (decrease) in net assets from contract transactions	(549,132)	(62,706)	144,042

Total increase (decrease) in net assets	(1,071,263)	(65,826)	48,377

Net assets as of December 31, 2022	$8,189,595	$14,320	$854,686

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund
Net assets as of December 31, 2020	$2,628,060	$6,645,295	$9,068,322

Investment income (loss):
Dividend distributions	62,259	—	73,864
Investment Expenses:
Mortality and expense risk and administrative charges	(35,428)	(65,513)	(36,990)

Net investment income (loss)	26,831	(65,513)	36,874

Increase (decrease) in net assets from operations:
Capital gain distributions	164,855	528,142	—
Realized capital gain (loss) on investments	(53,008)	677,011	(205,360)
Change in unrealized appreciation (depreciation)	515,430	(645,360)	222,094

Net gain (loss) on investments	627,277	559,793	16,734

Net increase (decrease) in net assets from operations	654,108	494,280	53,608

Contract owner transactions:
Variable annuity deposits	204,164	262,864	206,118
Terminations, withdrawals and annuity payments	(429,055)	(865,366)	(609,314)
Transfers between subaccounts, net	956,931	(2,489,901)	(6,479,263)
Maintenance charges and mortality adjustments	(16,376)	(25,520)	(12,665)

Increase (decrease) in net assets from contract transactions	715,664	(3,117,923)	(6,895,124)

Total increase (decrease) in net assets	1,369,772	(2,623,643)	(6,841,516)

Net assets as of December 31, 2021	$3,997,832	$4,021,652	$2,226,806

Investment income (loss):
Dividend distributions	34,045	—	79,989
Investment Expenses:
Mortality and expense risk and administrative charges	(24,959)	(34,857)	(15,483)

Net investment income (loss)	9,086	(34,857)	64,506

Increase (decrease) in net assets from operations:
Capital gain distributions	642,467	722,651	—
Realized capital gain (loss) on investments	(77,662)	(252,472)	(61,693)
Change in unrealized appreciation (depreciation)	(1,002,446)	(1,778,143)	(250,114)

Net gain (loss) on investments	(437,641)	(1,307,964)	(311,807)

Net increase (decrease) in net assets from operations	(428,555)	(1,342,821)	(247,301)

Contract owner transactions:
Variable annuity deposits	458,898	41,216	152,661
Terminations, withdrawals and annuity payments	(347,522)	(314,978)	(231,902)
Transfers between subaccounts, net	(376,351)	(185,985)	(57,497)
Maintenance charges and mortality adjustments	(10,298)	(14,133)	(3,736)

Increase (decrease) in net assets from contract transactions	(275,273)	(473,880)	(140,474)

Total increase (decrease) in net assets	(703,828)	(1,816,701)	(387,775)

Net assets as of December 31, 2022	$3,294,004	$2,204,951	$1,839,031

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin U.S. Government Securities VIP Fund	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income
Net assets as of December 31, 2020	$174,388	$4,011,974	$3,666,610

Investment income (loss):
Dividend distributions	4,124	28,226	23,895
Investment Expenses:
Mortality and expense risk and administrative charges	(1,121)	(34,375)	(34,664)

Net investment income (loss)	3,003	(6,149)	(10,769)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	49,596
Realized capital gain (loss) on investments	(1,602)	369,519	6,012
Change in unrealized appreciation (depreciation)	(4,923)	(472,924)	(178,400)

Net gain (loss) on investments	(6,525)	(103,405)	(122,792)

Net increase (decrease) in net assets from operations	(3,522)	(109,554)	(133,561)

Contract owner transactions:
Variable annuity deposits	—	78,355	65,860
Terminations, withdrawals and annuity payments	(59,566)	(358,521)	(503,325)
Transfers between subaccounts, net	22,014	(27,845)	391,867
Maintenance charges and mortality adjustments	(212)	(9,633)	(13,347)

Increase (decrease) in net assets from contract transactions	(37,764)	(317,644)	(58,945)

Total increase (decrease) in net assets	(41,286)	(427,198)	(192,506)

Net assets as of December 31, 2021	$133,102	$3,584,776	$3,474,104

Investment income (loss):
Dividend distributions	5,341	—	20,073
Investment Expenses:
Mortality and expense risk and administrative charges	(1,021)	(19,241)	(17,429)

Net investment income (loss)	4,320	(19,241)	2,644

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(491)	111,270	(84,017)
Change in unrealized appreciation (depreciation)	(25,353)	(1,020,833)	(224,134)

Net gain (loss) on investments	(25,844)	(909,563)	(308,151)

Net increase (decrease) in net assets from operations	(21,524)	(928,804)	(305,507)

Contract owner transactions:
Variable annuity deposits	—	63,870	42,904
Terminations, withdrawals and annuity payments	(3,655)	(226,313)	(277,316)
Transfers between subaccounts, net	112,000	(882,408)	(1,320,835)
Maintenance charges and mortality adjustments	(473)	(5,129)	(7,101)

Increase (decrease) in net assets from contract transactions	107,872	(1,049,980)	(1,562,348)

Total increase (decrease) in net assets	86,348	(1,978,784)	(1,867,855)

Net assets as of December 31, 2022	$219,450	$1,605,992	$1,606,249

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Large Cap Value	Goldman Sachs VIT Mid Cap Growth Fund (a)
Net assets as of December 31, 2020	$45,848	$3,609	$375,129

Investment income (loss):
Dividend distributions	3,963	38	—
Investment Expenses:
Mortality and expense risk and administrative charges	(397)	(11)	(1,562)

Net investment income (loss)	3,566	27	(1,562)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,699	532	63,975
Realized capital gain (loss) on investments	104	9	3,982
Change in unrealized appreciation (depreciation)	1,455	282	(24,843)

Net gain (loss) on investments	5,258	823	43,114

Net increase (decrease) in net assets from operations	8,824	850	41,552

Contract owner transactions:
Variable annuity deposits	32,133	—	—
Terminations, withdrawals and annuity payments	(3,509)	(10)	(46,469)
Transfers between subaccounts, net	79,256	—	—
Maintenance charges and mortality adjustments	(228)	(8)	(1,073)

Increase (decrease) in net assets from contract transactions	107,652	(18)	(47,542)

Total increase (decrease) in net assets	116,476	832	(5,990)

Net assets as of December 31, 2021	$162,324	$4,441	$369,139

Investment income (loss):
Dividend distributions	2,439	46	—
Investment Expenses:
Mortality and expense risk and administrative charges	(562)	(11)	(766)

Net investment income (loss)	1,877	35	(766)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	403	8,485
Realized capital gain (loss) on investments	(12,070)	8	(17,375)
Change in unrealized appreciation (depreciation)	(14,627)	(748)	(80,741)

Net gain (loss) on investments	(26,697)	(337)	(89,631)

Net increase (decrease) in net assets from operations	(24,820)	(302)	(90,397)

Contract owner transactions:
Variable annuity deposits	6,430	—	—
Terminations, withdrawals and annuity payments	(11,807)	(22)	(29,250)
Transfers between subaccounts, net	(56,206)	—	(19,679)
Maintenance charges and mortality adjustments	(256)	(9)	(929)

Increase (decrease) in net assets from contract transactions	(61,839)	(31)	(49,858)

Total increase (decrease) in net assets	(86,659)	(333)	(140,255)

Net assets as of December 31, 2022	$75,665	$4,108	$228,884

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Goldman Sachs VIT Mid Cap Value	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth
Net assets as of December 31, 2020	$770,092	$238,669	$159,158

Investment income (loss):
Dividend distributions	961	674	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,789)	(740)	(436)

Net investment income (loss)	(3,828)	(66)	(436)

Increase (decrease) in net assets from operations:
Capital gain distributions	64,088	63,137	22,435
Realized capital gain (loss) on investments	68,587	4,366	304
Change in unrealized appreciation (depreciation)	25,698	(14,567)	11,019

Net gain (loss) on investments	158,373	52,936	33,758

Net increase (decrease) in net assets from operations	154,545	52,870	33,322

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(32,317)	(3,192)	(7,067)
Transfers between subaccounts, net	(388,533)	3,713	4,652
Maintenance charges and mortality adjustments	(1,237)	(33)	—

Increase (decrease) in net assets from contract transactions	(422,087)	488	(2,415)

Total increase (decrease) in net assets	(267,542)	53,358	30,907

Net assets as of December 31, 2021	$502,550	$292,027	$190,065

Investment income (loss):
Dividend distributions	1,930	281	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,860)	(770)	(391)

Net investment income (loss)	(1,930)	(489)	(391)

Increase (decrease) in net assets from operations:
Capital gain distributions	67,779	3,297	33,643
Realized capital gain (loss) on investments	4,182	(308)	(2,398)
Change in unrealized appreciation (depreciation)	(125,950)	(66,564)	(95,257)

Net gain (loss) on investments	(53,989)	(63,575)	(64,012)

Net increase (decrease) in net assets from operations	(55,919)	(64,064)	(64,403)

Contract owner transactions:
Variable annuity deposits	39,103	47,705	—
Terminations, withdrawals and annuity payments	(1,471)	(734)	(8,418)
Transfers between subaccounts, net	(37,439)	13,649	53,769
Maintenance charges and mortality adjustments	(1,423)	(70)	—

Increase (decrease) in net assets from contract transactions	(1,230)	60,550	45,351

Total increase (decrease) in net assets	(57,149)	(3,514)	(19,052)

Net assets as of December 31, 2022	$445,401	$288,513	$171,013

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim Alpha Opportunity	Guggenheim Core Bond	Guggenheim Floating Rate Strategies
Net assets as of December 31, 2020	$102,321	$8,689,545	$1,387,435

Investment income (loss):
Dividend distributions	842	185,121	47,782
Investment Expenses:
Mortality and expense risk and administrative charges	(913)	(79,430)	(13,341)

Net investment income (loss)	(71)	105,691	34,441

Increase (decrease) in net assets from operations:
Capital gain distributions	—	103,629	—
Realized capital gain (loss) on investments	4,367	57,853	(4,521)
Change in unrealized appreciation (depreciation)	8,710	(414,200)	25,209

Net gain (loss) on investments	13,077	(252,718)	20,688

Net increase (decrease) in net assets from operations	13,006	(147,027)	55,129

Contract owner transactions:
Variable annuity deposits	836	125,675	56,847
Terminations, withdrawals and annuity payments	(3,622)	(916,308)	(127,381)
Transfers between subaccounts, net	(9,314)	380,544	275,530
Maintenance charges and mortality adjustments	(426)	(22,005)	(3,099)

Increase (decrease) in net assets from contract transactions	(12,526)	(432,094)	201,897

Total increase (decrease) in net assets	480	(579,121)	257,026

Net assets as of December 31, 2021	$102,801	$8,110,424	$1,644,461

Investment income (loss):
Dividend distributions	638	160,213	69,290
Investment Expenses:
Mortality and expense risk and administrative charges	(827)	(48,081)	(13,662)

Net investment income (loss)	(189)	112,132	55,628

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,478	(122,175)	(16,679)
Change in unrealized appreciation (depreciation)	(11,016)	(1,035,932)	(71,005)

Net gain (loss) on investments	(9,538)	(1,158,107)	(87,684)

Net increase (decrease) in net assets from operations	(9,727)	(1,045,975)	(32,056)

Contract owner transactions:
Variable annuity deposits	841	82,366	53,064
Terminations, withdrawals and annuity payments	(4,310)	(540,807)	(139,088)
Transfers between subaccounts, net	(122)	(1,938,626)	10,862
Maintenance charges and mortality adjustments	(411)	(12,854)	(3,778)

Increase (decrease) in net assets from contract transactions	(4,002)	(2,409,921)	(78,940)

Total increase (decrease) in net assets	(13,729)	(3,455,896)	(110,996)

Net assets as of December 31, 2022	$89,072	$4,654,528	$1,533,465

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim High Yield	Guggenheim Large Cap Value	Guggenheim Long Short Equity
Net assets as of December 31, 2020	$3,538,862	$2,299,739	$321,885

Investment income (loss):
Dividend distributions	161,562	17,122	1,210
Investment Expenses:
Mortality and expense risk and administrative charges	(33,220)	(21,666)	(3,022)

Net investment income (loss)	128,342	(4,544)	(1,812)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	122,779	—
Realized capital gain (loss) on investments	(11,078)	92,893	11,045
Change in unrealized appreciation (depreciation)	32,079	326,639	60,314

Net gain (loss) on investments	21,001	542,311	71,359

Net increase (decrease) in net assets from operations	149,343	537,767	69,547

Contract owner transactions:
Variable annuity deposits	105,991	38,972	7,986
Terminations, withdrawals and annuity payments	(400,918)	(167,003)	(35,129)
Transfers between subaccounts, net	455,444	(566,589)	1,652
Maintenance charges and mortality adjustments	(8,065)	(5,632)	(1,563)

Increase (decrease) in net assets from contract transactions	152,452	(700,252)	(27,054)

Total increase (decrease) in net assets	301,795	(162,485)	42,493

Net assets as of December 31, 2021	$3,840,657	$2,137,254	$364,378

Investment income (loss):
Dividend distributions	190,455	17,434	1,289
Investment Expenses:
Mortality and expense risk and administrative charges	(29,326)	(15,121)	(2,848)

Net investment income (loss)	161,129	2,313	(1,559)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	124,839	—
Realized capital gain (loss) on investments	(100,750)	55,786	4,136
Change in unrealized appreciation (depreciation)	(441,879)	(234,010)	(56,685)

Net gain (loss) on investments	(542,629)	(53,385)	(52,549)

Net increase (decrease) in net assets from operations	(381,500)	(51,072)	(54,108)

Contract owner transactions:
Variable annuity deposits	83,618	21,279	8,308
Terminations, withdrawals and annuity payments	(324,529)	(93,508)	(6,623)
Transfers between subaccounts, net	(322,254)	(360,940)	(3,765)
Maintenance charges and mortality adjustments	(7,474)	(3,096)	(1,418)

Increase (decrease) in net assets from contract transactions	(570,639)	(436,265)	(3,498)

Total increase (decrease) in net assets	(952,139)	(487,337)	(57,606)

Net assets as of December 31, 2022	$2,888,518	$1,649,917	$306,772

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim Macro Opportunities	Guggenheim Managed Futures Strategy	Guggenheim Multi- Hedge Strategies
Net assets as of December 31, 2020	$12,122	$—	$12,959

Investment income (loss):
Dividend distributions	324	—	57
Investment Expenses:
Mortality and expense risk and administrative charges	(84)	—	(102)

Net investment income (loss)	240	—	(45)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	130	—	614
Change in unrealized appreciation (depreciation)	(272)	—	359

Net gain (loss) on investments	(142)	—	973

Net increase (decrease) in net assets from operations	98	—	928

Contract owner transactions:
Variable annuity deposits	—	—	162
Terminations, withdrawals and annuity payments	—	—	(6,398)
Transfers between subaccounts, net	(3,270)	—	—
Maintenance charges and mortality adjustments	(47)	—	(40)

Increase (decrease) in net assets from contract transactions	(3,317)	—	(6,276)

Total increase (decrease) in net assets	(3,219)	—	(5,348)

Net assets as of December 31, 2021	$8,903	$—	$7,611

Investment income (loss):
Dividend distributions	508	1,027	477
Investment Expenses:
Mortality and expense risk and administrative charges	(103)	(156)	(224)

Net investment income (loss)	405	871	253

Increase (decrease) in net assets from operations:
Capital gain distributions	1	—	—
Realized capital gain (loss) on investments	(11)	(98)	(1)
Change in unrealized appreciation (depreciation)	(1,552)	(1,976)	(1,746)

Net gain (loss) on investments	(1,562)	(2,074)	(1,747)

Net increase (decrease) in net assets from operations	(1,157)	(1,203)	(1,494)

Contract owner transactions:
Variable annuity deposits	16	161	354
Terminations, withdrawals and annuity payments	(31)	(9,566)	(10,392)
Transfers between subaccounts, net	3,397	34,508	34,328
Maintenance charges and mortality adjustments	(57)	(140)	(203)

Increase (decrease) in net assets from contract transactions	3,325	24,963	24,087

Total increase (decrease) in net assets	2,168	23,760	22,593

Net assets as of December 31, 2022	$11,071	$23,760	$30,204

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim Small Cap Value	Guggenheim SMid Cap Value	Guggenheim StylePlus Large Core
Net assets as of December 31, 2020	$115,268	$13,595,565	$1,467,824

Investment income (loss):
Dividend distributions	—	35,924	4,609
Investment Expenses:
Mortality and expense risk and administrative charges	(850)	(133,126)	(14,560)

Net investment income (loss)	(850)	(97,202)	(9,951)

Increase (decrease) in net assets from operations:
Capital gain distributions	191	882,399	67,937
Realized capital gain (loss) on investments	17,223	355,957	61,765
Change in unrealized appreciation (depreciation)	9,392	1,795,181	260,105

Net gain (loss) on investments	26,806	3,033,537	389,807

Net increase (decrease) in net assets from operations	25,956	2,936,335	379,856

Contract owner transactions:
Variable annuity deposits	5,890	174,319	40,075
Terminations, withdrawals and annuity payments	(83,695)	(1,379,523)	(72,180)
Transfers between subaccounts, net	(16,419)	(1,240,845)	(138,643)
Maintenance charges and mortality adjustments	(450)	(36,059)	(3,904)

Increase (decrease) in net assets from contract transactions	(94,674)	(2,482,108)	(174,652)

Total increase (decrease) in net assets	(68,718)	454,227	205,204

Net assets as of December 31, 2021	$46,550	$14,049,792	$1,673,028

Investment income (loss):
Dividend distributions	507	67,647	12,988
Investment Expenses:
Mortality and expense risk and administrative charges	(413)	(109,882)	(14,130)

Net investment income (loss)	94	(42,235)	(1,142)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,648	525,750	378,374
Realized capital gain (loss) on investments	49	170,678	22,669
Change in unrealized appreciation (depreciation)	(3,922)	(1,083,321)	(789,966)

Net gain (loss) on investments	(2,225)	(386,893)	(388,923)

Net increase (decrease) in net assets from operations	(2,131)	(429,128)	(390,065)

Contract owner transactions:
Variable annuity deposits	2,098	130,223	31,377
Terminations, withdrawals and annuity payments	(4)	(1,347,594)	(246,769)
Transfers between subaccounts, net	—	(981,465)	285,095
Maintenance charges and mortality adjustments	(91)	(32,170)	(4,628)

Increase (decrease) in net assets from contract transactions	2,003	(2,231,006)	65,075

Total increase (decrease) in net assets	(128)	(2,660,134)	(324,990)

Net assets as of December 31, 2022	$46,422	$11,389,658	$1,348,038

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim StylePlus Mid Growth	Guggenheim Total Return Bond	Guggenheim VIF All Cap Value
Net assets as of December 31, 2020	$2,276,525	$691,024	$15,913,700

Investment income (loss):
Dividend distributions	—	17,349	326,125
Investment Expenses:
Mortality and expense risk and administrative charges	(21,638)	(6,168)	(144,698)

Net investment income (loss)	(21,638)	11,181	181,427

Increase (decrease) in net assets from operations:
Capital gain distributions	149,903	6,535	94,454
Realized capital gain (loss) on investments	57,789	3,535	658,346
Change in unrealized appreciation (depreciation)	86,419	(30,440)	3,030,845

Net gain (loss) on investments	294,111	(20,370)	3,783,645

Net increase (decrease) in net assets from operations	272,473	(9,189)	3,965,072

Contract owner transactions:
Variable annuity deposits	32,408	15,945	282,901
Terminations, withdrawals and annuity payments	(205,572)	(59,478)	(2,082,494)
Transfers between subaccounts, net	77,651	61,128	900,583
Maintenance charges and mortality adjustments	(5,410)	(2,997)	(75,227)

Increase (decrease) in net assets from contract transactions	(100,923)	14,598	(974,237)

Total increase (decrease) in net assets	171,550	5,409	2,990,835

Net assets as of December 31, 2021	$2,448,075	$696,433	$18,904,535

Investment income (loss):
Dividend distributions	7,059	15,074	203,014
Investment Expenses:
Mortality and expense risk and administrative charges	(14,338)	(3,974)	(142,421)

Net investment income (loss)	(7,279)	11,100	60,593

Increase (decrease) in net assets from operations:
Capital gain distributions	397,347	—	1,890,267
Realized capital gain (loss) on investments	(40,529)	(17,411)	384,940
Change in unrealized appreciation (depreciation)	(999,811)	(86,736)	(2,722,612)

Net gain (loss) on investments	(642,993)	(104,147)	(447,405)

Net increase (decrease) in net assets from operations	(650,272)	(93,047)	(386,812)

Contract owner transactions:
Variable annuity deposits	29,170	12,274	253,952
Terminations, withdrawals and annuity payments	(161,769)	(46,430)	(1,878,322)
Transfers between subaccounts, net	(289,544)	(219,727)	494,298
Maintenance charges and mortality adjustments	(3,602)	(2,451)	(73,564)

Increase (decrease) in net assets from contract transactions	(425,745)	(256,334)	(1,203,636)

Total increase (decrease) in net assets	(1,076,017)	(349,381)	(1,590,448)

Net assets as of December 31, 2022	$1,372,058	$347,052	$17,314,087

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Alpha Opportunity	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy
Net assets as of December 31, 2020	$2,206,180	$2,948,209	$679,501

Investment income (loss):
Dividend distributions	13,561	101,309	—
Investment Expenses:
Mortality and expense risk and administrative charges	(16,879)	(36,398)	(4,117)

Net investment income (loss)	(3,318)	64,911	(4,117)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	8,803
Realized capital gain (loss) on investments	(4,729)	(23,846)	(9,175)
Change in unrealized appreciation (depreciation)	268,506	31,288	6,754

Net gain (loss) on investments	263,777	7,442	6,382

Net increase (decrease) in net assets from operations	260,459	72,353	2,265

Contract owner transactions:
Variable annuity deposits	6,058	567,550	11,939
Terminations, withdrawals and annuity payments	(315,745)	(477,596)	(28,160)
Transfers between subaccounts, net	5,348	6,647,372	(21,729)
Maintenance charges and mortality adjustments	(13,813)	(12,583)	(2,670)

Increase (decrease) in net assets from contract transactions	(318,152)	6,724,743	(40,620)

Total increase (decrease) in net assets	(57,693)	6,797,096	(38,355)

Net assets as of December 31, 2021	$2,148,487	$9,745,305	$641,146

Investment income (loss):
Dividend distributions	7,179	143,856	29,383
Investment Expenses:
Mortality and expense risk and administrative charges	(13,986)	(44,128)	(13,636)

Net investment income (loss)	(6,807)	99,728	15,747

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	5,816
Realized capital gain (loss) on investments	(4,586)	(122,431)	33,218
Change in unrealized appreciation (depreciation)	(180,697)	(46,612)	45,446

Net gain (loss) on investments	(185,283)	(169,043)	84,480

Net increase (decrease) in net assets from operations	(192,090)	(69,315)	100,227

Contract owner transactions:
Variable annuity deposits	12,920	265,542	103,192
Terminations, withdrawals and annuity payments	(243,860)	(336,303)	(462,794)
Transfers between subaccounts, net	(19,674)	(2,280,456)	1,776,356
Maintenance charges and mortality adjustments	(11,461)	(17,092)	(4,508)

Increase (decrease) in net assets from contract transactions	(262,075)	(2,368,309)	1,412,246

Total increase (decrease) in net assets	(454,165)	(2,437,624)	1,512,473

Net assets as of December 31, 2022	$1,694,322	$7,307,681	$2,153,619

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity
Net assets as of December 31, 2020	$20,448,690	$30,099,538	$4,794,581

Investment income (loss):
Dividend distributions	1,121,970	572,176	31,415
Investment Expenses:
Mortality and expense risk and administrative charges	(195,164)	(278,772)	(49,482)

Net investment income (loss)	926,806	293,404	(18,067)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,546	—
Realized capital gain (loss) on investments	(109,549)	1,984,383	165,520
Change in unrealized appreciation (depreciation)	143,882	4,860,722	864,756

Net gain (loss) on investments	34,333	6,846,651	1,030,276

Net increase (decrease) in net assets from operations	961,139	7,140,055	1,012,209

Contract owner transactions:
Variable annuity deposits	391,056	259,128	24,388
Terminations, withdrawals and annuity payments	(2,999,725)	(4,614,468)	(689,758)
Transfers between subaccounts, net	3,389,641	(2,043,764)	82,993
Maintenance charges and mortality adjustments	(97,076)	(124,045)	(27,117)

Increase (decrease) in net assets from contract transactions	683,896	(6,523,149)	(609,494)

Total increase (decrease) in net assets	1,645,035	616,906	402,715

Net assets as of December 31, 2021	$22,093,725	$30,716,444	$5,197,296

Investment income (loss):
Dividend distributions	1,106,592	358,728	22,306
Investment Expenses:
Mortality and expense risk and administrative charges	(156,889)	(275,901)	(39,875)

Net investment income (loss)	949,703	82,827	(17,569)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,502,229	—
Realized capital gain (loss) on investments	(922,879)	997,200	71,372
Change in unrealized appreciation (depreciation)	(2,188,813)	(4,229,078)	(812,412)

Net gain (loss) on investments	(3,111,692)	(729,649)	(741,040)

Net increase (decrease) in net assets from operations	(2,161,989)	(646,822)	(758,609)

Contract owner transactions:
Variable annuity deposits	209,491	502,780	13,273
Terminations, withdrawals and annuity payments	(2,283,373)	(3,635,810)	(593,950)
Transfers between subaccounts, net	(2,134,985)	289,815	508,645
Maintenance charges and mortality adjustments	(60,291)	(103,078)	(21,766)

Increase (decrease) in net assets from contract transactions	(4,269,158)	(2,946,293)	(93,798)

Total increase (decrease) in net assets	(6,431,147)	(3,593,115)	(852,407)

Net assets as of December 31, 2022	$15,662,578	$27,123,329	$4,344,889

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Small Cap Value
Net assets as of December 31, 2020	$12,137,330	$4,105,346	$23,093,195

Investment income (loss):
Dividend distributions	86,601	—	192,268
Investment Expenses:
Mortality and expense risk and administrative charges	(98,332)	(26,485)	(227,286)

Net investment income (loss)	(11,731)	(26,485)	(35,018)

Increase (decrease) in net assets from operations:
Capital gain distributions	827,526	56,823	—
Realized capital gain (loss) on investments	530,223	113,710	678,360
Change in unrealized appreciation (depreciation)	(6,173)	(6,599)	5,063,502

Net gain (loss) on investments	1,351,576	163,934	5,741,862

Net increase (decrease) in net assets from operations	1,339,845	137,449	5,706,844

Contract owner transactions:
Variable annuity deposits	237,925	4,866	230,885
Terminations, withdrawals and annuity payments	(1,545,948)	(390,935)	(3,220,268)
Transfers between subaccounts, net	75,480	(43,297)	1,462,976
Maintenance charges and mortality adjustments	(46,635)	(12,454)	(119,550)

Increase (decrease) in net assets from contract transactions	(1,279,178)	(441,820)	(1,645,957)

Total increase (decrease) in net assets	60,667	(304,371)	4,060,887

Net assets as of December 31, 2021	$12,197,997	$3,800,975	$27,154,082

Investment income (loss):
Dividend distributions	81,252	48,110	157,397
Investment Expenses:
Mortality and expense risk and administrative charges	(80,448)	(42,093)	(206,916)

Net investment income (loss)	804	6,017	(49,519)

Increase (decrease) in net assets from operations:
Capital gain distributions	947,238	41,797	1,134,949
Realized capital gain (loss) on investments	192,519	18,760	529,285
Change in unrealized appreciation (depreciation)	(3,173,434)	(243,323)	(2,903,488)

Net gain (loss) on investments	(2,033,677)	(182,766)	(1,239,254)

Net increase (decrease) in net assets from operations	(2,032,873)	(176,749)	(1,288,773)

Contract owner transactions:
Variable annuity deposits	27,368	34,894	299,975
Terminations, withdrawals and annuity payments	(627,262)	(360,535)	(2,870,943)
Transfers between subaccounts, net	(307,355)	489,188	(1,954,397)
Maintenance charges and mortality adjustments	(39,786)	(18,736)	(81,070)

Increase (decrease) in net assets from contract transactions	(947,035)	144,811	(4,606,435)

Total increase (decrease) in net assets	(2,979,908)	(31,938)	(5,895,208)

Net assets as of December 31, 2022	$9,218,089	$3,769,037	$21,258,874

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF SMid Cap Value	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth
Net assets as of December 31, 2020	$38,045,070	$13,522,465	$11,548,981

Investment income (loss):
Dividend distributions	686,406	104,819	70,559
Investment Expenses:
Mortality and expense risk and administrative charges	(351,810)	(112,235)	(92,336)

Net investment income (loss)	334,596	(7,416)	(21,777)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,460,524	2,435,499
Realized capital gain (loss) on investments	2,172,036	876,001	805,336
Change in unrealized appreciation (depreciation)	5,787,463	1,212,168	(359,027)

Net gain (loss) on investments	7,959,499	3,548,693	2,881,808

Net increase (decrease) in net assets from operations	8,294,095	3,541,277	2,860,031

Contract owner transactions:
Variable annuity deposits	561,492	411,031	278,992
Terminations, withdrawals and annuity payments	(4,832,739)	(1,362,888)	(1,003,888)
Transfers between subaccounts, net	(1,113,216)	(500,418)	(528,441)
Maintenance charges and mortality adjustments	(208,506)	(51,259)	(46,198)

Increase (decrease) in net assets from contract transactions	(5,592,969)	(1,503,534)	(1,299,535)

Total increase (decrease) in net assets	2,701,126	2,037,743	1,560,496

Net assets as of December 31, 2021	$40,746,196	$15,560,208	$13,109,477

Investment income (loss):
Dividend distributions	318,201	66,087	39,168
Investment Expenses:
Mortality and expense risk and administrative charges	(312,418)	(93,842)	(72,983)

Net investment income (loss)	5,783	(27,755)	(33,815)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,970,017	3,131,755	2,217,582
Realized capital gain (loss) on investments	1,218,042	424,876	33,636
Change in unrealized appreciation (depreciation)	(6,293,502)	(6,699,188)	(6,080,119)

Net gain (loss) on investments	(1,105,443)	(3,142,557)	(3,828,901)

Net increase (decrease) in net assets from operations	(1,099,660)	(3,170,312)	(3,862,716)

Contract owner transactions:
Variable annuity deposits	593,339	467,693	285,371
Terminations, withdrawals and annuity payments	(4,283,238)	(1,230,357)	(606,539)
Transfers between subaccounts, net	(559,455)	(838,597)	(1,004,063)
Maintenance charges and mortality adjustments	(156,958)	(42,240)	(35,826)

Increase (decrease) in net assets from contract transactions	(4,406,312)	(1,643,501)	(1,361,057)

Total increase (decrease) in net assets	(5,505,972)	(4,813,813)	(5,223,773)

Net assets as of December 31, 2022	$35,240,224	$10,746,395	$7,885,704

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2020	$14,488,289	$4,661,082	$49,070,781

Investment income (loss):
Dividend distributions	86,053	18,184	717,126
Investment Expenses:
Mortality and expense risk and administrative charges	(128,757)	(37,506)	(343,374)

Net investment income (loss)	(42,704)	(19,322)	373,752

Increase (decrease) in net assets from operations:
Capital gain distributions	2,250,509	157,231	1,168,557
Realized capital gain (loss) on investments	715,199	250,751	1,236,492
Change in unrealized appreciation (depreciation)	(1,199,952)	(111,928)	(3,461,730)

Net gain (loss) on investments	1,765,756	296,054	(1,056,681)

Net increase (decrease) in net assets from operations	1,723,052	276,732	(682,929)

Contract owner transactions:
Variable annuity deposits	464,764	85,976	1,863,582
Terminations, withdrawals and annuity payments	(1,504,126)	(417,663)	(6,060,363)
Transfers between subaccounts, net	(316,672)	(108,029)	(4,329,025)
Maintenance charges and mortality adjustments	(69,143)	(19,688)	(136,163)

Increase (decrease) in net assets from contract transactions	(1,425,177)	(459,404)	(8,661,969)

Total increase (decrease) in net assets	297,875	(182,672)	(9,344,898)

Net assets as of December 31, 2021	$14,786,164	$4,478,410	$39,725,883

Investment income (loss):
Dividend distributions	39,137	10,421	1,061,940
Investment Expenses:
Mortality and expense risk and administrative charges	(88,143)	(26,937)	(282,798)

Net investment income (loss)	(49,006)	(16,516)	779,142

Increase (decrease) in net assets from operations:
Capital gain distributions	2,834,586	1,090,216	83,823
Realized capital gain (loss) on investments	(228,050)	(10,633)	(783,795)
Change in unrealized appreciation (depreciation)	(6,649,766)	(2,247,836)	(6,882,750)

Net gain (loss) on investments	(4,043,230)	(1,168,253)	(7,582,722)

Net increase (decrease) in net assets from operations	(4,092,236)	(1,184,769)	(6,803,580)

Contract owner transactions:
Variable annuity deposits	80,367	10,076	1,319,758
Terminations, withdrawals and annuity payments	(919,705)	(260,906)	(5,384,359)
Transfers between subaccounts, net	(582,133)	(14,335)	2,270,555
Maintenance charges and mortality adjustments	(43,458)	(11,701)	(93,411)

Increase (decrease) in net assets from contract transactions	(1,464,929)	(276,866)	(1,887,457)

Total increase (decrease) in net assets	(5,557,165)	(1,461,635)	(8,691,037)

Net assets as of December 31, 2022	$9,228,999	$3,016,775	$31,034,846

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF World Equity Income	Guggenheim World Equity Income	Invesco American Franchise
Net assets as of December 31, 2020	$14,570,589	$4,874,116	$2,240,276

Investment income (loss):
Dividend distributions	229,264	100,938	—
Investment Expenses:
Mortality and expense risk and administrative charges	(128,610)	(48,727)	(18,786)

Net investment income (loss)	100,654	52,211	(18,786)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,159,995	408,927
Realized capital gain (loss) on investments	933,667	165,692	274,123
Change in unrealized appreciation (depreciation)	1,875,143	(416,606)	(448,470)

Net gain (loss) on investments	2,808,810	909,081	234,580

Net increase (decrease) in net assets from operations	2,909,464	961,292	215,794

Contract owner transactions:
Variable annuity deposits	72,877	109,369	27,842
Terminations, withdrawals and annuity payments	(1,868,255)	(467,330)	(266,531)
Transfers between subaccounts, net	225,907	38,082	(263,164)
Maintenance charges and mortality adjustments	(74,102)	(11,185)	(6,926)

Increase (decrease) in net assets from contract transactions	(1,643,573)	(331,064)	(508,779)

Total increase (decrease) in net assets	1,265,891	630,228	(292,985)

Net assets as of December 31, 2021	$15,836,480	$5,504,344	$1,947,291

Investment income (loss):
Dividend distributions	287,458	101,942	—
Investment Expenses:
Mortality and expense risk and administrative charges	(111,293)	(45,727)	(13,093)

Net investment income (loss)	176,165	56,215	(13,093)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,675,411	2,632	94,519
Realized capital gain (loss) on investments	287,445	(1,400)	10,401
Change in unrealized appreciation (depreciation)	(4,710,791)	(608,097)	(688,266)

Net gain (loss) on investments	(1,747,935)	(606,865)	(583,346)

Net increase (decrease) in net assets from operations	(1,571,770)	(550,650)	(596,439)

Contract owner transactions:
Variable annuity deposits	156,825	111,783	26,179
Terminations, withdrawals and annuity payments	(1,594,390)	(355,118)	(138,364)
Transfers between subaccounts, net	(578,219)	133,395	(4,928)
Maintenance charges and mortality adjustments	(62,415)	(10,994)	(3,479)

Increase (decrease) in net assets from contract transactions	(2,078,199)	(120,934)	(120,592)

Total increase (decrease) in net assets	(3,649,969)	(671,584)	(717,031)

Net assets as of December 31, 2022	$12,186,511	$4,832,760	$1,230,260

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco Comstock	Invesco Developing Markets	Invesco Discovery
Net assets as of December 31, 2020	$8,245,843	$334,764	$184,679

Investment income (loss):
Dividend distributions	134,208	301	—
Investment Expenses:
Mortality and expense risk and administrative charges	(85,528)	(3,109)	(1,811)

Net investment income (loss)	48,680	(2,808)	(1,811)

Increase (decrease) in net assets from operations:
Capital gain distributions	660,222	14,976	37,435
Realized capital gain (loss) on investments	356,786	20,463	10,145
Change in unrealized appreciation (depreciation)	1,477,313	(60,652)	(18,792)

Net gain (loss) on investments	2,494,321	(25,213)	28,788

Net increase (decrease) in net assets from operations	2,543,001	(28,021)	26,977

Contract owner transactions:
Variable annuity deposits	145,356	14,508	24,744
Terminations, withdrawals and annuity payments	(842,645)	(48,532)	(4,988)
Transfers between subaccounts, net	(347,608)	49,534	10,507
Maintenance charges and mortality adjustments	(19,124)	(1,622)	(423)

Increase (decrease) in net assets from contract transactions	(1,064,021)	13,888	29,840

Total increase (decrease) in net assets	1,478,980	(14,133)	56,817

Net assets as of December 31, 2021	$9,724,823	$320,631	$241,496

Investment income (loss):
Dividend distributions	166,337	1,349	—
Investment Expenses:
Mortality and expense risk and administrative charges	(88,897)	(2,219)	(1,464)

Net investment income (loss)	77,440	(870)	(1,464)

Increase (decrease) in net assets from operations:
Capital gain distributions	941,480	—	—
Realized capital gain (loss) on investments	308,984	(92)	(7,034)
Change in unrealized appreciation (depreciation)	(1,351,772)	(78,583)	(62,292)

Net gain (loss) on investments	(101,308)	(78,675)	(69,326)

Net increase (decrease) in net assets from operations	(23,868)	(79,545)	(70,790)

Contract owner transactions:
Variable annuity deposits	152,085	13,128	7,390
Terminations, withdrawals and annuity payments	(897,234)	(11,642)	(25,569)
Transfers between subaccounts, net	496,789	(2,862)	(2,683)
Maintenance charges and mortality adjustments	(24,820)	(1,246)	(1,451)

Increase (decrease) in net assets from contract transactions	(273,180)	(2,622)	(22,313)

Total increase (decrease) in net assets	(297,048)	(82,167)	(93,103)

Net assets as of December 31, 2022	$9,427,775	$238,464	$148,393

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco Discovery Mid Cap Growth	Invesco Energy	Invesco Equity and Income
Net assets as of December 31, 2020	$1,203,136	$11,964	$8,987,215

Investment income (loss):
Dividend distributions	—	399	123,055
Investment Expenses:
Mortality and expense risk and administrative charges	(12,035)	(163)	(86,022)

Net investment income (loss)	(12,035)	236	37,033

Increase (decrease) in net assets from operations:
Capital gain distributions	198,966	—	1,043,751
Realized capital gain (loss) on investments	157,047	168	291,012
Change in unrealized appreciation (depreciation)	(122,088)	6,825	84,860

Net gain (loss) on investments	233,925	6,993	1,419,623

Net increase (decrease) in net assets from operations	221,890	7,229	1,456,656

Contract owner transactions:
Variable annuity deposits	13,449	4,922	162,879
Terminations, withdrawals and annuity payments	(121,488)	—	(1,218,280)
Transfers between subaccounts, net	(62,397)	(1,131)	132,406
Maintenance charges and mortality adjustments	(3,500)	(155)	(27,493)

Increase (decrease) in net assets from contract transactions	(173,936)	3,636	(950,488)

Total increase (decrease) in net assets	47,954	10,865	506,168

Net assets as of December 31, 2021	$1,251,090	$22,829	$9,493,383

Investment income (loss):
Dividend distributions	—	708	145,852
Investment Expenses:
Mortality and expense risk and administrative charges	(9,329)	(518)	(75,603)

Net investment income (loss)	(9,329)	190	70,249

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	357,034
Realized capital gain (loss) on investments	(5,541)	808	62,547
Change in unrealized appreciation (depreciation)	(373,467)	14,028	(1,263,874)

Net gain (loss) on investments	(379,008)	14,836	(844,293)

Net increase (decrease) in net assets from operations	(388,337)	15,026	(774,044)

Contract owner transactions:
Variable annuity deposits	14,101	3,125	167,653
Terminations, withdrawals and annuity payments	(78,986)	(3,009)	(611,414)
Transfers between subaccounts, net	267,259	43,322	(364,714)
Maintenance charges and mortality adjustments	(2,466)	(506)	(21,301)

Increase (decrease) in net assets from contract transactions	199,908	42,932	(829,776)

Total increase (decrease) in net assets	(188,429)	57,958	(1,603,820)

Net assets as of December 31, 2022	$1,062,661	$80,787	$7,889,563

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco Global	Invesco Gold & Special Minerals	Invesco Main Street Mid Cap
Net assets as of December 31, 2020	$536,335	$184,405	$1,509,728

Investment income (loss):
Dividend distributions	—	6,140	3,176
Investment Expenses:
Mortality and expense risk and administrative charges	(5,052)	(1,605)	(14,754)

Net investment income (loss)	(5,052)	4,535	(11,578)

Increase (decrease) in net assets from operations:
Capital gain distributions	38,155	—	245,518
Realized capital gain (loss) on investments	20,002	191	120,249
Change in unrealized appreciation (depreciation)	21,062	(11,655)	(39,462)

Net gain (loss) on investments	79,219	(11,464)	326,305

Net increase (decrease) in net assets from operations	74,167	(6,929)	314,727

Contract owner transactions:
Variable annuity deposits	20,094	2,355	29,570
Terminations, withdrawals and annuity payments	(15,544)	(780)	(189,320)
Transfers between subaccounts, net	(43,859)	478	(122,501)
Maintenance charges and mortality adjustments	(1,767)	(468)	(3,588)

Increase (decrease) in net assets from contract transactions	(41,076)	1,585	(285,839)

Total increase (decrease) in net assets	33,091	(5,344)	28,888

Net assets as of December 31, 2021	$569,426	$179,061	$1,538,616

Investment income (loss):
Dividend distributions	—	662	1,674
Investment Expenses:
Mortality and expense risk and administrative charges	(4,106)	(1,399)	(12,538)

Net investment income (loss)	(4,106)	(737)	(10,864)

Increase (decrease) in net assets from operations:
Capital gain distributions	49,474	—	45,604
Realized capital gain (loss) on investments	(2,229)	36	12,577
Change in unrealized appreciation (depreciation)	(240,602)	(30,538)	(286,087)

Net gain (loss) on investments	(193,357)	(30,502)	(227,906)

Net increase (decrease) in net assets from operations	(197,463)	(31,239)	(238,770)

Contract owner transactions:
Variable annuity deposits	24,096	1,962	24,799
Terminations, withdrawals and annuity payments	(22,673)	(1,894)	(102,073)
Transfers between subaccounts, net	23,632	(54)	59,883
Maintenance charges and mortality adjustments	(1,771)	(499)	(3,186)

Increase (decrease) in net assets from contract transactions	23,284	(485)	(20,577)

Total increase (decrease) in net assets	(174,179)	(31,724)	(259,347)

Net assets as of December 31, 2022	$395,247	$147,337	$1,279,269

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco Oppenheimer V.I. International Growth Fund	Invesco Small Cap Growth (d)	Invesco Technology
Net assets as of December 31, 2020	$828,251	$3,368,752	$1,497,332

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,031)	(31,293)	(14,785)

Net investment income (loss)	(1,031)	(31,293)	(14,785)

Increase (decrease) in net assets from operations:
Capital gain distributions	29,561	886,639	364,935
Realized capital gain (loss) on investments	97,016	170,013	38,860
Change in unrealized appreciation (depreciation)	(94,112)	(798,653)	(193,759)

Net gain (loss) on investments	32,465	257,999	210,036

Net increase (decrease) in net assets from operations	31,434	226,706	195,251

Contract owner transactions:
Variable annuity deposits	—	2,766	45,162
Terminations, withdrawals and annuity payments	(117,395)	(373,089)	(41,473)
Transfers between subaccounts, net	(405,103)	(44,157)	19,321
Maintenance charges and mortality adjustments	(634)	(7,435)	(2,845)

Increase (decrease) in net assets from contract transactions	(523,132)	(421,915)	20,165

Total increase (decrease) in net assets	(491,698)	(195,209)	215,416

Net assets as of December 31, 2021	$336,553	$3,173,543	$1,712,748

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(898)	(18,935)	(11,493)

Net investment income (loss)	(898)	(18,935)	(11,493)

Increase (decrease) in net assets from operations:
Capital gain distributions	59,791	60,789	17,913
Realized capital gain (loss) on investments	(4,243)	(86,628)	(8,316)
Change in unrealized appreciation (depreciation)	(143,496)	(1,077,009)	(692,514)
Net gain (loss) on investments	(87,948)	(1,102,848)	(682,917)

Net increase (decrease) in net assets from operations	(88,846)	(1,121,783)	(694,410)

Contract owner transactions:
Variable annuity deposits	1,613	1,926	25,642
Terminations, withdrawals and annuity payments	(4,006)	(252,526)	(126,076)
Transfers between subaccounts, net	68,173	(46,998)	259,521
Maintenance charges and mortality adjustments	(631)	(5,900)	(3,379)

Increase (decrease) in net assets from contract transactions	65,149	(303,498)	155,708

Total increase (decrease) in net assets	(23,697)	(1,425,281)	(538,702)

Net assets as of December 31, 2022	$312,856	$1,748,262	$1,174,046

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. American Franchise Series I	Invesco V.I. American Franchise Series II	Invesco V.I. American Value
Net assets as of December 31, 2020	$1,690,957	$227,770	$295,594

Investment income (loss):
Dividend distributions	—	—	7,885
Investment Expenses:
Mortality and expense risk and administrative charges	(25,950)	(1,079)	(21,844)

Net investment income (loss)	(25,950)	(1,079)	(13,959)

Increase (decrease) in net assets from operations:
Capital gain distributions	203,730	5,086	—
Realized capital gain (loss) on investments	84,047	71,935	(46,395)
Change in unrealized appreciation (depreciation)	(87,943)	(63,718)	164,434

Net gain (loss) on investments	199,834	13,303	118,039

Net increase (decrease) in net assets from operations	173,884	12,224	104,080

Contract owner transactions:
Variable annuity deposits	842	7,517	19,277
Terminations, withdrawals and annuity payments	(138,572)	(78,752)	(292,447)
Transfers between subaccounts, net	21,848	(126,960)	3,370,896
Maintenance charges and mortality adjustments	(14,064)	(119)	(9,349)

Increase (decrease) in net assets from contract transactions	(129,946)	(198,314)	3,088,377

Total increase (decrease) in net assets	43,938	(186,090)	3,192,457

Net assets as of December 31, 2021	$1,734,895	$41,680	$3,488,051

Investment income (loss):
Dividend distributions	—	—	13,489
Investment Expenses:
Mortality and expense risk and administrative charges	(18,833)	(406)	(25,640)

Net investment income (loss)	(18,833)	(406)	(12,151)

Increase (decrease) in net assets from operations:
Capital gain distributions	328,481	9,249	546,409
Realized capital gain (loss) on investments	(10,200)	(303)	(3,688)
Change in unrealized appreciation (depreciation)	(845,683)	(21,911)	(664,275)
Net gain (loss) on investments	(527,402)	(12,965)	(121,554)

Net increase (decrease) in net assets from operations	(546,235)	(13,371)	(133,705)

Contract owner transactions:
Variable annuity deposits	(812)	566	24,184
Terminations, withdrawals and annuity payments	(76,154)	(577)	(464,523)
Transfers between subaccounts, net	1,384	2	105,213
Maintenance charges and mortality adjustments	(9,853)	(159)	(12,757)

Increase (decrease) in net assets from contract transactions	(85,435)	(168)	(347,883)

Total increase (decrease) in net assets	(631,670)	(13,539)	(481,588)

Net assets as of December 31, 2022	$1,103,225	$28,141	$3,006,463

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Balanced-Risk Allocation	Invesco V.I. Comstock	Invesco V.I. Core Bond (b)
Net assets as of December 31, 2020	$34,925	$8,894,007	$19,393,470

Investment income (loss):
Dividend distributions	1,950	163,304	250,570
Investment Expenses:
Mortality and expense risk and administrative charges	(812)	(91,457)	(145,023)

Net investment income (loss)	1,138	71,847	105,547

Increase (decrease) in net assets from operations:
Capital gain distributions	2,098	—	518,262
Realized capital gain (loss) on investments	171	519,768	164,825
Change in unrealized appreciation (depreciation)	1,460	2,285,597	(1,284,395)

Net gain (loss) on investments	3,729	2,805,365	(601,308)

Net increase (decrease) in net assets from operations	4,867	2,877,212	(495,761)

Contract owner transactions:
Variable annuity deposits	—	154,668	224,822
Terminations, withdrawals and annuity payments	(152)	(1,707,915)	(3,211,947)
Transfers between subaccounts, net	26,275	3,460,104	(2,906,880)
Maintenance charges and mortality adjustments	(28)	(47,059)	(59,561)

Increase (decrease) in net assets from contract transactions	26,095	1,859,798	(5,953,566)

Total increase (decrease) in net assets	30,962	4,737,010	(6,449,327)

Net assets as of December 31, 2021	$65,887	$13,631,017	$12,944,143

Investment income (loss):
Dividend distributions	4,269	156,896	340,427
Investment Expenses:
Mortality and expense risk and administrative charges	(664)	(90,605)	(39,097)

Net investment income (loss)	3,605	66,291	301,330

Increase (decrease) in net assets from operations:
Capital gain distributions	2,065	357,764	—
Realized capital gain (loss) on investments	(453)	571,733	(1,983,101)
Change in unrealized appreciation (depreciation)	(15,523)	(1,143,168)	334,337

Net gain (loss) on investments	(13,911)	(213,671)	(1,648,764)

Net increase (decrease) in net assets from operations	(10,306)	(147,380)	(1,347,434)

Contract owner transactions:
Variable annuity deposits	—	406,912	795,877
Terminations, withdrawals and annuity payments	(78)	(839,941)	(696,400)
Transfers between subaccounts, net	(1,307)	(1,402,475)	(11,694,424)
Maintenance charges and mortality adjustments	(119)	(41,793)	(1,762)

Increase (decrease) in net assets from contract transactions	(1,504)	(1,877,297)	(11,596,709)

Total increase (decrease) in net assets	(11,810)	(2,024,677)	(12,944,143)

Net assets as of December 31, 2022	$54,077	$11,606,340	$—

(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond_(b)	Invesco V.I. Discovery Mid Cap Growth
Net assets as of December 31, 2020	$13,193	$—	$5,168,021

Investment income (loss):
Dividend distributions	150	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(222)	—	(40,980)

Net investment income (loss)	(72)	—	(40,980)

Increase (decrease) in net assets from operations:
Capital gain distributions	765	—	620,131
Realized capital gain (loss) on investments	31	—	449,287
Change in unrealized appreciation (depreciation)	4,875	—	(198,483)

Net gain (loss) on investments	5,671	—	870,935

Net increase (decrease) in net assets from operations	5,599	—	829,955

Contract owner transactions:
Variable annuity deposits	—	—	716,679
Terminations, withdrawals and annuity payments	(713)	—	(571,299)
Transfers between subaccounts, net	18,112	—	(386,758)
Maintenance charges and mortality adjustments	(83)	—	(17,520)

Increase (decrease) in net assets from contract transactions	17,316	—	(258,898)

Total increase (decrease) in net assets	22,915	—	571,057

Net assets as of December 31, 2021	$36,108	$—	$5,739,078

Investment income (loss):
Dividend distributions	148	58,363	—
Investment Expenses:
Mortality and expense risk and administrative charges	(278)	(69,151)	(32,523)

Net investment income (loss)	(130)	(10,788)	(32,523)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,726	6,445	1,295,109
Realized capital gain (loss) on investments	(5,360)	(105,470)	(71,045)
Change in unrealized appreciation (depreciation)	(9,500)	(531,281)	(2,972,810)

Net gain (loss) on investments	(11,134)	(630,306)	(1,748,746)

Net increase (decrease) in net assets from operations	(11,264)	(641,094)	(1,781,269)

Contract owner transactions:
Variable annuity deposits	10,635	146,323	254,266
Terminations, withdrawals and annuity payments	(749)	(1,210,561)	(252,538)
Transfers between subaccounts, net	(12,807)	11,515,951	(181,468)
Maintenance charges and mortality adjustments	(105)	(22,301)	(12,051)

Increase (decrease) in net assets from contract transactions	(3,026)	10,429,412	(191,791)

Total increase (decrease) in net assets	(14,290)	9,788,318	(1,973,060)

Net assets as of December 31, 2022	$21,818	$9,788,318	$3,766,018

(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Equally-Weighted S&P 500 (b)	Invesco V.I. Equity and Income	Invesco V.I. EVQ International Equity Fund (a)
Net assets as of December 31, 2020	$—	$10,934,974	$28,671,131

Investment income (loss):
Dividend distributions	—	157,905	289,221
Investment Expenses:
Mortality and expense risk and administrative charges	—	(91,060)	(253,929)

Net investment income (loss)	—	66,845	35,292

Increase (decrease) in net assets from operations:
Capital gain distributions	—	94,254	1,863,344
Realized capital gain (loss) on investments	—	724,597	1,351,040
Change in unrealized appreciation (depreciation)	—	865,316	(1,884,403)

Net gain (loss) on investments	—	1,684,167	1,329,981

Net increase (decrease) in net assets from operations	—	1,751,012	1,365,273

Contract owner transactions:
Variable annuity deposits	—	56,667	374,234
Terminations, withdrawals and annuity payments	—	(1,085,415)	(3,778,329)
Transfers between subaccounts, net	—	(1,868,044)	556,713
Maintenance charges and mortality adjustments	—	(46,588)	(116,969)

Increase (decrease) in net assets from contract transactions	—	(2,943,380)	(2,964,351)

Total increase (decrease) in net assets	—	(1,192,368)	(1,599,078)

Net assets as of December 31, 2021	$—	$9,742,606	$27,072,053

Investment income (loss):
Dividend distributions	4,499	131,666	273,589
Investment Expenses:
Mortality and expense risk and administrative charges	(1,776)	(73,287)	(179,229)

Net investment income (loss)	2,723	58,379	94,360

Increase (decrease) in net assets from operations:
Capital gain distributions	30,339	1,214,933	2,140,116
Realized capital gain (loss) on investments	(6,646)	80,258	(186,972)
Change in unrealized appreciation (depreciation)	(48,615)	(2,225,850)	(7,007,447)

Net gain (loss) on investments	(24,922)	(930,659)	(5,054,303)

Net increase (decrease) in net assets from operations	(22,199)	(872,280)	(4,959,943)

Contract owner transactions:
Variable annuity deposits	—	55,501	200,981
Terminations, withdrawals and annuity payments	(4,745)	(644,729)	(2,760,290)
Transfers between subaccounts, net	560,714	793,899	(1,555,938)
Maintenance charges and mortality adjustments	(362)	(39,875)	(73,833)

Increase (decrease) in net assets from contract transactions	555,607	164,796	(4,189,080)

Total increase (decrease) in net assets	533,408	(707,484)	(9,149,023)

Net assets as of December 31, 2022	$533,408	$9,035,122	$17,923,030

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Global	Invesco V.I. Global Core Equity	Invesco V.I. Global Real Estate Series I
Net assets as of December 31, 2020	$5,246,520	$32,195	$8,018,527

Investment income (loss):
Dividend distributions	—	265	228,779
Investment Expenses:
Mortality and expense risk and administrative charges	(43,423)	(278)	(64,983)

Net investment income (loss)	(43,423)	(13)	163,796

Increase (decrease) in net assets from operations:
Capital gain distributions	277,030	5,788	—
Realized capital gain (loss) on investments	246,844	78	31,739
Change in unrealized appreciation (depreciation)	226,378	(1,098)	1,659,180

Net gain (loss) on investments	750,252	4,768	1,690,919

Net increase (decrease) in net assets from operations	706,829	4,755	1,854,715

Contract owner transactions:
Variable annuity deposits	281,214	—	226,597
Terminations, withdrawals and annuity payments	(511,551)	(57)	(1,060,957)
Transfers between subaccounts, net	(415,197)	—	(227,181)
Maintenance charges and mortality adjustments	(12,561)	(41)	(35,973)

Increase (decrease) in net assets from contract transactions	(658,095)	(98)	(1,097,514)

Total increase (decrease) in net assets	48,734	4,657	757,201

Net assets as of December 31, 2021	$5,295,254	$36,852	$8,775,728

Investment income (loss):
Dividend distributions	—	3	188,530
Investment Expenses:
Mortality and expense risk and administrative charges	(31,070)	(173)	(51,669)

Net investment income (loss)	(31,070)	(170)	136,861

Increase (decrease) in net assets from operations:
Capital gain distributions	694,516	911	—
Realized capital gain (loss) on investments	4,675	487	(49,521)
Change in unrealized appreciation (depreciation)	(2,378,848)	(5,858)	(2,148,727)

Net gain (loss) on investments	(1,679,657)	(4,460)	(2,198,248)

Net increase (decrease) in net assets from operations	(1,710,727)	(4,630)	(2,061,387)

Contract owner transactions:
Variable annuity deposits	56,226	—	94,245
Terminations, withdrawals and annuity payments	(143,002)	—	(708,512)
Transfers between subaccounts, net	60,475	(19,567)	(469,152)
Maintenance charges and mortality adjustments	(8,442)	(27)	(27,261)

Increase (decrease) in net assets from contract transactions	(34,743)	(19,594)	(1,110,680)

Total increase (decrease) in net assets	(1,745,470)	(24,224)	(3,172,067)

Net assets as of December 31, 2022	$3,549,784	$12,628	$5,603,661

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Global Real Estate Series II	Invesco V.I. Global Strategic Income	Invesco V.I. Government Money Market
Net assets as of December 31, 2020	$260,912	$30,854	$32,631,362

Investment income (loss):
Dividend distributions	8,249	107	2,099
Investment Expenses:
Mortality and expense risk and administrative charges	(761)	(64)	(237,554)

Net investment income (loss)	7,488	43	(235,455)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	5,058	(1,109)	—
Change in unrealized appreciation (depreciation)	54,698	625	—

Net gain (loss) on investments	59,756	(484)	—

Net increase (decrease) in net assets from operations	67,244	(441)	(235,455)

Contract owner transactions:
Variable annuity deposits	9,469	—	3,397,495
Terminations, withdrawals and annuity payments	(53,508)	(578)	(5,203,130)
Transfers between subaccounts, net	7,135	(27,471)	(2,538,239)
Maintenance charges and mortality adjustments	(475)	(23)	(116,593)

Increase (decrease) in net assets from contract transactions	(37,379)	(28,072)	(4,460,467)

Total increase (decrease) in net assets	29,865	(28,513)	(4,695,922)

Net assets as of December 31, 2021	$290,777	$2,341	$27,935,440

Investment income (loss):
Dividend distributions	3,664	—	609,356
Investment Expenses:
Mortality and expense risk and administrative charges	(456)	(25)	(349,147)

Net investment income (loss)	3,208	(25)	260,209

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(7,665)	(40)	—
Change in unrealized appreciation (depreciation)	(59,960)	(240)	—

Net gain (loss) on investments	(67,625)	(280)	—

Net increase (decrease) in net assets from operations	(64,417)	(305)	260,209

Contract owner transactions:
Variable annuity deposits	3,376	—	3,669,608
Terminations, withdrawals and annuity payments	(104,866)	(105)	(6,170,020)
Transfers between subaccounts, net	(72)	—	15,428,010
Maintenance charges and mortality adjustments	(425)	(4)	(119,510)

Increase (decrease) in net assets from contract transactions	(101,987)	(109)	12,808,088

Total increase (decrease) in net assets	(166,404)	(414)	13,068,297

Net assets as of December 31, 2022	$124,373	$1,927	$41,003,737

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Government Securities	Invesco V.I. Growth and Income	Invesco V.I. Health Care Series I
Net assets as of December 31, 2020	$14,162,203	$13,072	$9,546,248

Investment income (loss):
Dividend distributions	293,501	212	16,032
Investment Expenses:
Mortality and expense risk and administrative charges	(108,166)	(222)	(60,546)

Net investment income (loss)	185,335	(10)	(44,514)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	833,893
Realized capital gain (loss) on investments	(7,896)	(3)	412,556
Change in unrealized appreciation (depreciation)	(621,204)	3,458	(382,586)

Net gain (loss) on investments	(629,100)	3,455	863,863

Net increase (decrease) in net assets from operations	(443,765)	3,445	819,349

Contract owner transactions:
Variable annuity deposits	121,294	—	647,588
Terminations, withdrawals and annuity payments	(2,046,675)	—	(840,564)
Transfers between subaccounts, net	1,026,072	—	(2,034,585)
Maintenance charges and mortality adjustments	(76,764)	(4)	(32,845)

Increase (decrease) in net assets from contract transactions	(976,073)	(4)	(2,260,406)

Total increase (decrease) in net assets	(1,419,838)	3,441	(1,441,057)

Net assets as of December 31, 2021	$12,742,365	$16,513	$8,105,191

Investment income (loss):
Dividend distributions	181,939	201	—
Investment Expenses:
Mortality and expense risk and administrative charges	(85,920)	(194)	(54,377)

Net investment income (loss)	96,019	7	(54,377)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,475	1,015,527
Realized capital gain (loss) on investments	(322,590)	(4)	(25,843)
Change in unrealized appreciation (depreciation)	(1,151,739)	(2,661)	(2,037,475)

Net gain (loss) on investments	(1,474,329)	(1,190)	(1,047,791)

Net increase (decrease) in net assets from operations	(1,378,310)	(1,183)	(1,102,168)

Contract owner transactions:
Variable annuity deposits	79,528	—	106,307
Terminations, withdrawals and annuity payments	(1,041,362)	—	(456,818)
Transfers between subaccounts, net	(285,876)	—	769,161
Maintenance charges and mortality adjustments	(44,409)	(31)	(27,898)

Increase (decrease) in net assets from contract transactions	(1,292,119)	(31)	390,752

Total increase (decrease) in net assets	(2,670,429)	(1,214)	(711,416)

Net assets as of December 31, 2022	$10,071,936	$15,299	$7,393,775

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Health Care Series II	Invesco V.I. High Yield	Invesco V.I. Main Street Mid Cap Fund®
Net assets as of December 31, 2020	$121,066	$26,087	$11,150,641

Investment income (loss):
Dividend distributions	4	—	23,939
Investment Expenses:
Mortality and expense risk and administrative charges	(1,792)	(25)	(92,384)

Net investment income (loss)	(1,788)	(25)	(68,445)

Increase (decrease) in net assets from operations:
Capital gain distributions	14,509	—	—
Realized capital gain (loss) on investments	15,178	(117)	60,468
Change in unrealized appreciation (depreciation)	(16,775)	518	2,120,462

Net gain (loss) on investments	12,912	401	2,180,930

Net increase (decrease) in net assets from operations	11,124	376	2,112,485

Contract owner transactions:
Variable annuity deposits	—	—	205,675
Terminations, withdrawals and annuity payments	(2,279)	—	(1,487,022)
Transfers between subaccounts, net	(101,305)	(26,446)	(2,218,049)
Maintenance charges and mortality adjustments	(362)	(17)	(42,451)

Increase (decrease) in net assets from contract transactions	(103,946)	(26,463)	(3,541,847)

Total increase (decrease) in net assets	(92,822)	(26,087)	(1,429,362)

Net assets as of December 31, 2021	$28,244	$—	$9,721,279

Investment income (loss):
Dividend distributions	—	—	5,912
Investment Expenses:
Mortality and expense risk and administrative charges	(412)	—	(74,659)

Net investment income (loss)	(412)	—	(68,747)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,829	—	1,805,737
Realized capital gain (loss) on investments	(442)	—	(129,550)
Change in unrealized appreciation (depreciation)	(4,326)	—	(3,106,712)

Net gain (loss) on investments	(2,939)	—	(1,430,525)

Net increase (decrease) in net assets from operations	(3,351)	—	(1,499,272)

Contract owner transactions:
Variable annuity deposits	178,983	—	160,893
Terminations, withdrawals and annuity payments	(11,600)	—	(974,898)
Transfers between subaccounts, net	(657)	—	542,865
Maintenance charges and mortality adjustments	(66)	—	(24,487)

Increase (decrease) in net assets from contract transactions	166,660	—	(295,627)

Total increase (decrease) in net assets	163,309	—	(1,794,899)

Net assets as of December 31, 2022	$191,553	$—	$7,926,380

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Main Street Small Cap Fund®	Invesco V.I. S&P 500 Index (b)	Invesco V.I. Small Cap Equity
Net assets as of December 31, 2020	$14,585,519	$486,759	$34,289

Investment income (loss):
Dividend distributions	27,130	6,098	1
Investment Expenses:
Mortality and expense risk and administrative charges	(145,690)	(3,367)	(93)

Net investment income (loss)	(118,560)	2,731	(92)

Increase (decrease) in net assets from operations:
Capital gain distributions	948,629	62,800	2,469
Realized capital gain (loss) on investments	1,019,872	6,870	2,012
Change in unrealized appreciation (depreciation)	1,110,880	62,802	908

Net gain (loss) on investments	3,079,381	132,472	5,389

Net increase (decrease) in net assets from operations	2,960,821	135,203	5,297

Contract owner transactions:
Variable annuity deposits	323,514	16,796	—
Terminations, withdrawals and annuity payments	(2,268,487)	(8,422)	(9,251)
Transfers between subaccounts, net	232,476	8,361	13,085
Maintenance charges and mortality adjustments	(78,048)	(294)	(75)

Increase (decrease) in net assets from contract transactions	(1,790,545)	16,441	3,759

Total increase (decrease) in net assets	1,170,276	151,644	9,056

Net assets as of December 31, 2021	$15,755,795	$638,403	$43,345

Investment income (loss):
Dividend distributions	31,950	6,709	—
Investment Expenses:
Mortality and expense risk and administrative charges	(120,067)	(1,046)	(69)

Net investment income (loss)	(88,117)	5,663	(69)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,497,041	87,508	5,365
Realized capital gain (loss) on investments	118,597	(75,166)	153
Change in unrealized appreciation (depreciation)	(4,215,384)	(104,922)	(12,922)

Net gain (loss) on investments	(2,599,746)	(92,580)	(7,404)

Net increase (decrease) in net assets from operations	(2,687,863)	(86,917)	(7,473)

Contract owner transactions:
Variable annuity deposits	166,446	—	—
Terminations, withdrawals and annuity payments	(1,307,185)	(121)	(609)
Transfers between subaccounts, net	156,104	(551,162)	(9,369)
Maintenance charges and mortality adjustments	(59,117)	(203)	(54)

Increase (decrease) in net assets from contract transactions	(1,043,752)	(551,486)	(10,032)

Total increase (decrease) in net assets	(3,731,615)	(638,403)	(17,505)

Net assets as of December 31, 2022	$12,024,180	$—	$25,840

(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco Value Opportunities	Janus Henderson Adaptive Risk Managed U.S. Equity (a)	Janus Henderson Mid Cap Value
Net assets as of December 31, 2020	$2,002,769	$939,601	$146,602

Investment income (loss):
Dividend distributions	13,827	908	151
Investment Expenses:
Mortality and expense risk and administrative charges	(21,517)	(9,362)	(1,150)

Net investment income (loss)	(7,690)	(8,454)	(999)

Increase (decrease) in net assets from operations:
Capital gain distributions	189,051	221,743	10,726
Realized capital gain (loss) on investments	135,581	31,778	8,776
Change in unrealized appreciation (depreciation)	353,728	(82,050)	4,532

Net gain (loss) on investments	678,360	171,471	24,034

Net increase (decrease) in net assets from operations	670,670	163,017	23,035

Contract owner transactions:
Variable annuity deposits	34,045	30,051	3,091
Terminations, withdrawals and annuity payments	(329,946)	(181,035)	(28,507)
Transfers between subaccounts, net	64,686	35,362	(40,619)
Maintenance charges and mortality adjustments	(5,063)	(2,074)	(573)

Increase (decrease) in net assets from contract transactions	(236,278)	(117,696)	(66,608)

Total increase (decrease) in net assets	434,392	45,321	(43,573)

Net assets as of December 31, 2021	$2,437,161	$984,922	$103,029

Investment income (loss):
Dividend distributions	15,493	11,674	471
Investment Expenses:
Mortality and expense risk and administrative charges	(20,506)	(7,643)	(579)

Net investment income (loss)	(5,013)	4,031	(108)

Increase (decrease) in net assets from operations:
Capital gain distributions	187,234	5,008	2,919
Realized capital gain (loss) on investments	72,819	(24,323)	394
Change in unrealized appreciation (depreciation)	(252,884)	(134,844)	(9,096)

Net gain (loss) on investments	7,169	(154,159)	(5,783)

Net increase (decrease) in net assets from operations	2,156	(150,128)	(5,891)

Contract owner transactions:
Variable annuity deposits	28,435	25,801	1,998
Terminations, withdrawals and annuity payments	(157,948)	(80,809)	(11,399)
Transfers between subaccounts, net	(40,391)	(28,110)	(26,656)
Maintenance charges and mortality adjustments	(4,413)	(1,298)	(208)

Increase (decrease) in net assets from contract transactions	(174,317)	(84,416)	(36,265)

Total increase (decrease) in net assets	(172,161)	(234,544)	(42,156)

Net assets as of December 31, 2022	$2,265,000	$750,378	$60,873

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Janus Henderson Overseas	Janus Henderson VIT Enterprise	Janus Henderson VIT Mid Cap Value
Net assets as of December 31, 2020	$2,900,030	$31,834,681	$115,047

Investment income (loss):
Dividend distributions	22,018	82,494	560
Investment Expenses:
Mortality and expense risk and administrative charges	(28,671)	(278,712)	(680)

Net investment income (loss)	(6,653)	(196,218)	(120)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,111,837	—
Realized capital gain (loss) on investments	103,694	2,298,616	1,209
Change in unrealized appreciation (depreciation)	236,923	(548,139)	26,510

Net gain (loss) on investments	340,617	4,862,314	27,719

Net increase (decrease) in net assets from operations	333,964	4,666,096	27,599

Contract owner transactions:
Variable annuity deposits	73,378	591,881	26,418
Terminations, withdrawals and annuity payments	(359,055)	(4,099,353)	(6,756)
Transfers between subaccounts, net	248,603	83,220	37,564
Maintenance charges and mortality adjustments	(8,890)	(121,340)	(103)

Increase (decrease) in net assets from contract transactions	(45,964)	(3,545,592)	57,123

Total increase (decrease) in net assets	288,000	1,120,504	84,722

Net assets as of December 31, 2021	$3,188,030	$32,955,185	$199,769

Investment income (loss):
Dividend distributions	41,904	22,522	2,403
Investment Expenses:
Mortality and expense risk and administrative charges	(32,936)	(232,461)	(892)

Net investment income (loss)	8,968	(209,939)	1,511

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,930,931	15,735
Realized capital gain (loss) on investments	34,388	320,533	(174)
Change in unrealized appreciation (depreciation)	(423,744)	(10,567,840)	(28,901)

Net gain (loss) on investments	(389,356)	(5,316,376)	(13,340)

Net increase (decrease) in net assets from operations	(380,388)	(5,526,315)	(11,829)

Contract owner transactions:
Variable annuity deposits	80,646	810,066	13,506
Terminations, withdrawals and annuity payments	(254,722)	(2,808,764)	(5,911)
Transfers between subaccounts, net	866,093	(25,627)	11,914
Maintenance charges and mortality adjustments	(11,330)	(80,587)	(211)

Increase (decrease) in net assets from contract transactions	680,687	(2,104,912)	19,298

Total increase (decrease) in net assets	300,299	(7,631,227)	7,469

Net assets as of December 31, 2022	$3,488,329	$25,323,958	$207,238

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Janus Henderson VIT Overseas	Janus Henderson VIT Research	JPMorgan Insurance Trust Core Bond Portfolio
Net assets as of December 31, 2020	$316,203	$19,181,043	$5,712,723

Investment income (loss):
Dividend distributions	4,788	3,237	74,597
Investment Expenses:
Mortality and expense risk and administrative charges	(2,075)	(166,517)	(37,411)

Net investment income (loss)	2,713	(163,280)	37,186

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,031,801	60,846
Realized capital gain (loss) on investments	5,881	1,128,224	41,151
Change in unrealized appreciation (depreciation)	37,578	1,413,326	(292,543)

Net gain (loss) on investments	43,459	3,573,351	(190,546)

Net increase (decrease) in net assets from operations	46,172	3,410,071	(153,360)

Contract owner transactions:
Variable annuity deposits	—	386,135	388,142
Terminations, withdrawals and annuity payments	(9,043)	(2,189,214)	(511,363)
Transfers between subaccounts, net	99,626	(981,673)	(566,556)
Maintenance charges and mortality adjustments	(14)	(57,601)	(20,770)

Increase (decrease) in net assets from contract transactions	90,569	(2,842,353)	(710,547)

Total increase (decrease) in net assets	136,741	567,718	(863,907)

Net assets as of December 31, 2021	$452,944	$19,748,761	$4,848,816

Investment income (loss):
Dividend distributions	6,541	—	79,929
Investment Expenses:
Mortality and expense risk and administrative charges	(1,774)	(110,085)	(30,980)

Net investment income (loss)	4,767	(110,085)	48,949

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,254,194	24,145
Realized capital gain (loss) on investments	(9,850)	657,914	(156,224)
Change in unrealized appreciation (depreciation)	(48,033)	(8,393,985)	(576,902)

Net gain (loss) on investments	(57,883)	(5,481,877)	(708,981)

Net increase (decrease) in net assets from operations	(53,116)	(5,591,962)	(660,032)

Contract owner transactions:
Variable annuity deposits	2,184	113,618	919,406
Terminations, withdrawals and annuity payments	(14,101)	(1,584,205)	(490,910)
Transfers between subaccounts, net	(21,819)	(2,617,459)	(932,019)
Maintenance charges and mortality adjustments	(169)	(26,038)	(13,948)

Increase (decrease) in net assets from contract transactions	(33,905)	(4,114,084)	(517,471)

Total increase (decrease) in net assets	(87,021)	(9,706,046)	(1,177,503)

Net assets as of December 31, 2022	$365,923	$10,042,715	$3,671,313

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust US Equity Portfolio	Lord Abbett Series Bond-Debenture VC
Net assets as of December 31, 2020	$189,496	$128,746	$5,231,287

Investment income (loss):
Dividend distributions	659	761	151,122
Investment Expenses:
Mortality and expense risk and administrative charges	(1,452)	(1,769)	(37,452)

Net investment income (loss)	(793)	(1,008)	113,670

Increase (decrease) in net assets from operations:
Capital gain distributions	5,541	6,497	79,951
Realized capital gain (loss) on investments	16,931	552	71,949
Change in unrealized appreciation (depreciation)	18,974	29,287	(148,419)

Net gain (loss) on investments	41,446	36,336	3,481

Net increase (decrease) in net assets from operations	40,653	35,328	117,151

Contract owner transactions:
Variable annuity deposits	93,617	—	1,082,607
Terminations, withdrawals and annuity payments	—	(82)	(735,804)
Transfers between subaccounts, net	877	—	(593,828)
Maintenance charges and mortality adjustments	(101)	(60)	(10,056)

Increase (decrease) in net assets from contract transactions	94,393	(142)	(257,081)

Total increase (decrease) in net assets	135,046	35,186	(139,930)

Net assets as of December 31, 2021	$324,542	$163,932	$5,091,357

Investment income (loss):
Dividend distributions	231	393	196,420
Investment Expenses:
Mortality and expense risk and administrative charges	(1,155)	(2,278)	(32,529)

Net investment income (loss)	(924)	(1,885)	163,891

Increase (decrease) in net assets from operations:
Capital gain distributions	56,445	26,346	12,085
Realized capital gain (loss) on investments	952	11,740	(76,821)
Change in unrealized appreciation (depreciation)	(119,291)	(83,442)	(778,788)

Net gain (loss) on investments	(61,894)	(45,356)	(843,524)

Net increase (decrease) in net assets from operations	(62,818)	(47,241)	(679,633)

Contract owner transactions:
Variable annuity deposits	8,038	2,920	173,525
Terminations, withdrawals and annuity payments	—	(2,969)	(344,786)
Transfers between subaccounts, net	(15,941)	147,359	(28,196)
Maintenance charges and mortality adjustments	(219)	(171)	(9,889)

Increase (decrease) in net assets from contract transactions	(8,122)	147,139	(209,346)

Total increase (decrease) in net assets	(70,940)	99,898	(888,979)

Net assets as of December 31, 2022	$253,602	$263,830	$4,202,378

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Lord Abbett Series Developing Growth VC	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Growth Opportunities VC
Net assets as of December 31, 2020	$2,806,164	$50,294	$45,954

Investment income (loss):
Dividend distributions	—	133	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,147)	(229)	(550)

Net investment income (loss)	(22,147)	(96)	(550)

Increase (decrease) in net assets from operations:
Capital gain distributions	625,019	1,865	1,415
Realized capital gain (loss) on investments	254,961	8,837	3,203
Change in unrealized appreciation (depreciation)	(970,528)	(7,810)	(6,565)

Net gain (loss) on investments	(90,548)	2,892	(1,947)

Net increase (decrease) in net assets from operations	(112,695)	2,796	(2,497)

Contract owner transactions:
Variable annuity deposits	460,950	—	—
Terminations, withdrawals and annuity payments	(170,199)	(2,873)	(350)
Transfers between subaccounts, net	(509,465)	(30,198)	(42,971)
Maintenance charges and mortality adjustments	(6,512)	(53)	(136)

Increase (decrease) in net assets from contract transactions	(225,226)	(33,124)	(43,457)

Total increase (decrease) in net assets	(337,921)	(30,328)	(45,954)

Net assets as of December 31, 2021	$2,468,243	$19,966	$—

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(12,267)	(82)	(13)

Net investment income (loss)	(12,267)	(82)	(13)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,320
Realized capital gain (loss) on investments	(267,157)	(2,769)	(2,119)
Change in unrealized appreciation (depreciation)	(600,700)	(696)	—

Net gain (loss) on investments	(867,857)	(3,465)	(799)

Net increase (decrease) in net assets from operations	(880,124)	(3,547)	(812)

Contract owner transactions:
Variable annuity deposits	119,152	—	11,107
Terminations, withdrawals and annuity payments	(117,282)	(316)	(10,288)
Transfers between subaccounts, net	(167,713)	(16,071)	2
Maintenance charges and mortality adjustments	(3,384)	(32)	(9)

Increase (decrease) in net assets from contract transactions	(169,227)	(16,419)	812

Total increase (decrease) in net assets	(1,049,351)	(19,966)	—

Net assets as of December 31, 2022	$1,418,892	$—	$—

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Lord Abbett Series Mid Cap Stock VC	Lord Abbett Series Total Return VC	MFS® VIT Emerging Markets Equity
Net assets as of December 31, 2020	$55,566	$73,781	$161,856

Investment income (loss):
Dividend distributions	374	8,042	239
Investment Expenses:
Mortality and expense risk and administrative charges	(421)	(1,289)	(1,497)

Net investment income (loss)	(47)	6,753	(1,258)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,045	2,725	8
Realized capital gain (loss) on investments	143	303	7,782
Change in unrealized appreciation (depreciation)	8,915	(5,525)	(11,243)

Net gain (loss) on investments	15,103	(2,497)	(3,453)

Net increase (decrease) in net assets from operations	15,056	4,256	(4,711)

Contract owner transactions:
Variable annuity deposits	—	107,157	—
Terminations, withdrawals and annuity payments	(2,170)	(384)	(65,978)
Transfers between subaccounts, net	—	226,906	(9,805)
Maintenance charges and mortality adjustments	(164)	(215)	(352)

Increase (decrease) in net assets from contract transactions	(2,334)	333,464	(76,135)

Total increase (decrease) in net assets	12,722	337,720	(80,846)

Net assets as of December 31, 2021	$68,288	$411,501	$81,010

Investment income (loss):
Dividend distributions	334	18,927	2,742
Investment Expenses:
Mortality and expense risk and administrative charges	(307)	(1,663)	(796)

Net investment income (loss)	27	17,264	1,946

Increase (decrease) in net assets from operations:
Capital gain distributions	2,776	1,116	4,885
Realized capital gain (loss) on investments	(2,355)	(761)	(5,968)
Change in unrealized appreciation (depreciation)	(10,070)	(88,345)	(19,630)

Net gain (loss) on investments	(9,649)	(87,990)	(20,713)

Net increase (decrease) in net assets from operations	(9,622)	(70,726)	(18,767)

Contract owner transactions:
Variable annuity deposits	—	150,576	—
Terminations, withdrawals and annuity payments	(20,260)	(710)	(9,133)
Transfers between subaccounts, net	644	49,310	2,381
Maintenance charges and mortality adjustments	(166)	(402)	(266)

Increase (decrease) in net assets from contract transactions	(19,782)	198,774	(7,018)

Total increase (decrease) in net assets	(29,404)	128,048	(25,785)

Net assets as of December 31, 2022	$38,884	$539,549	$55,225

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT Global Tactical Allocation	MFS® VIT High Yield	MFS® VIT II MA Investors Growth Stock
Net assets as of December 31, 2020	$7,184	$179,862	$—

Investment income (loss):
Dividend distributions	57	2,652	—
Investment Expenses:
Mortality and expense risk and administrative charges	(105)	(750)	—

Net investment income (loss)	(48)	1,902	—

Increase (decrease) in net assets from operations:
Capital gain distributions	332	—	—
Realized capital gain (loss) on investments	(60)	4,423	—
Change in unrealized appreciation (depreciation)	(146)	(3,851)	—

Net gain (loss) on investments	126	572	—

Net increase (decrease) in net assets from operations	78	2,474	—

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(930)	(4,665)	—
Transfers between subaccounts, net	—	(121,483)	—
Maintenance charges and mortality adjustments	(1)	(111)	—

Increase (decrease) in net assets from contract transactions	(931)	(126,259)	—

Total increase (decrease) in net assets	(853)	(123,785)	—

Net assets as of December 31, 2021	$6,331	$56,077	$—

Investment income (loss):
Dividend distributions	112	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(72)	(45)	(232)

Net investment income (loss)	40	(45)	(232)

Increase (decrease) in net assets from operations:
Capital gain distributions	394	—	10,479
Realized capital gain (loss) on investments	(218)	(4,624)	(80)
Change in unrealized appreciation (depreciation)	(743)	(140)	(24,492)

Net gain (loss) on investments	(567)	(4,764)	(14,093)

Net increase (decrease) in net assets from operations	(527)	(4,809)	(14,325)

Contract owner transactions:
Variable annuity deposits	—	—	73,482
Terminations, withdrawals and annuity payments	(966)	(304)	(3,333)
Transfers between subaccounts, net	—	(50,929)	96,964
Maintenance charges and mortality adjustments	(12)	(35)	(34)

Increase (decrease) in net assets from contract transactions	(978)	(51,268)	167,079

Total increase (decrease) in net assets	(1,505)	(56,077)	152,754

Net assets as of December 31, 2022	$4,826	$—	$152,754

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT II Research International	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust
Net assets as of December 31, 2020	$10,735,215	$2,372,547	$24,754

Investment income (loss):
Dividend distributions	66,094	3,276	231
Investment Expenses:
Mortality and expense risk and administrative charges	(91,304)	(29,918)	(294)

Net investment income (loss)	(25,210)	(26,642)	(63)

Increase (decrease) in net assets from operations:
Capital gain distributions	475,492	63,529	1,766
Realized capital gain (loss) on investments	761,989	61,836	960
Change in unrealized appreciation (depreciation)	(243,064)	103,845	5,184

Net gain (loss) on investments	994,417	229,210	7,910

Net increase (decrease) in net assets from operations	969,207	202,568	7,847

Contract owner transactions:
Variable annuity deposits	425,272	55,404	62,600
Terminations, withdrawals and annuity payments	(1,750,370)	(104,359)	(6,454)
Transfers between subaccounts, net	(557,435)	(87,417)	—
Maintenance charges and mortality adjustments	(41,446)	(962)	(67)

Increase (decrease) in net assets from contract transactions	(1,923,979)	(137,334)	56,079

Total increase (decrease) in net assets	(954,772)	65,234	63,926

Net assets as of December 31, 2021	$9,780,443	$2,437,781	$88,680

Investment income (loss):
Dividend distributions	132,024	9,140	399
Investment Expenses:
Mortality and expense risk and administrative charges	(72,172)	(20,702)	(778)

Net investment income (loss)	59,852	(11,562)	(379)

Increase (decrease) in net assets from operations:
Capital gain distributions	184,819	80,490	13,533
Realized capital gain (loss) on investments	(201,637)	19,435	(4,192)
Change in unrealized appreciation (depreciation)	(2,006,013)	(707,409)	(26,587)

Net gain (loss) on investments	(2,022,831)	(607,484)	(17,246)

Net increase (decrease) in net assets from operations	(1,962,979)	(619,046)	(17,625)

Contract owner transactions:
Variable annuity deposits	776,689	59,384	27,012
Terminations, withdrawals and annuity payments	(876,476)	(322,146)	(13,099)
Transfers between subaccounts, net	(939,525)	76,613	23
Maintenance charges and mortality adjustments	(24,586)	(2,661)	(202)

Increase (decrease) in net assets from contract transactions	(1,063,898)	(188,810)	13,734

Total increase (decrease) in net assets	(3,026,877)	(807,856)	(3,891)

Net assets as of December 31, 2022	$6,753,566	$1,629,925	$84,789

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT New Discovery	MFS® VIT Research	MFS® VIT Total Return
Net assets as of December 31, 2020	$311,614	$141,651	$19,074,739

Investment income (loss):
Dividend distributions	—	150	299,781
Investment Expenses:
Mortality and expense risk and administrative charges	(2,082)	(142)	(143,895)

Net investment income (loss)	(2,082)	8	155,886

Increase (decrease) in net assets from operations:
Capital gain distributions	77,308	2,583	909,261
Realized capital gain (loss) on investments	12,177	17,778	582,733
Change in unrealized appreciation (depreciation)	(84,049)	(14,533)	675,027

Net gain (loss) on investments	5,436	5,828	2,167,021

Net increase (decrease) in net assets from operations	3,354	5,836	2,322,907

Contract owner transactions:
Variable annuity deposits	32,739	1	181,431
Terminations, withdrawals and annuity payments	(32,708)	(1,888)	(2,219,589)
Transfers between subaccounts, net	94,760	(97,206)	(522,254)
Maintenance charges and mortality adjustments	(757)	(85)	(110,692)

Increase (decrease) in net assets from contract transactions	94,034	(99,178)	(2,671,104)

Total increase (decrease) in net assets	97,388	(93,342)	(348,197)

Net assets as of December 31, 2021	$409,002	$48,309	$18,726,542

Investment income (loss):
Dividend distributions	—	79	256,707
Investment Expenses:
Mortality and expense risk and administrative charges	(1,376)	(102)	(130,326)

Net investment income (loss)	(1,376)	(23)	126,381

Increase (decrease) in net assets from operations:
Capital gain distributions	109,491	5,268	1,526,684
Realized capital gain (loss) on investments	(28,791)	102	95,282
Change in unrealized appreciation (depreciation)	(203,070)	(13,750)	(3,692,920)

Net gain (loss) on investments	(122,370)	(8,380)	(2,070,954)

Net increase (decrease) in net assets from operations	(123,746)	(8,403)	(1,944,573)

Contract owner transactions:
Variable annuity deposits	78,365	—	140,014
Terminations, withdrawals and annuity payments	(87,343)	(1,869)	(1,469,966)
Transfers between subaccounts, net	(9,855)	—	859,504
Maintenance charges and mortality adjustments	(703)	(80)	(69,839)

Increase (decrease) in net assets from contract transactions	(19,536)	(1,949)	(540,287)

Total increase (decrease) in net assets	(143,282)	(10,352)	(2,484,860)

Net assets as of December 31, 2022	$265,720	$37,957	$16,241,682

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT Total Return Bond	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt
Net assets as of December 31, 2020	$163,316	$15,127,555	$160,864

Investment income (loss):
Dividend distributions	4,787	225,378	9,632
Investment Expenses:
Mortality and expense risk and administrative charges	(1,183)	(120,463)	(464)

Net investment income (loss)	3,604	104,915	9,168

Increase (decrease) in net assets from operations:
Capital gain distributions	14	507,991	—
Realized capital gain (loss) on investments	83	467,833	(2,959)
Change in unrealized appreciation (depreciation)	(6,522)	796,485	(10,281)

Net gain (loss) on investments	(6,425)	1,772,309	(13,240)

Net increase (decrease) in net assets from operations	(2,821)	1,877,224	(4,072)

Contract owner transactions:
Variable annuity deposits	119,088	557,131	—
Terminations, withdrawals and annuity payments	(4,131)	(1,525,687)	(33,409)
Transfers between subaccounts, net	31,718	(638,903)	32,545
Maintenance charges and mortality adjustments	(246)	(59,879)	(27)

Increase (decrease) in net assets from contract transactions	146,429	(1,667,338)	(891)

Total increase (decrease) in net assets	143,608	209,886	(4,963)

Net assets as of December 31, 2021	$306,924	$15,337,441	$155,901

Investment income (loss):
Dividend distributions	7,169	359,809	9,707
Investment Expenses:
Mortality and expense risk and administrative charges	(1,315)	(116,302)	(323)

Net investment income (loss)	5,854	243,507	9,384

Increase (decrease) in net assets from operations:
Capital gain distributions	3,394	632,627	—
Realized capital gain (loss) on investments	(2,652)	263,869	(696)
Change in unrealized appreciation (depreciation)	(53,308)	(1,246,504)	(38,201)

Net gain (loss) on investments	(52,566)	(350,008)	(38,897)

Net increase (decrease) in net assets from operations	(46,712)	(106,501)	(29,513)

Contract owner transactions:
Variable annuity deposits	84,011	161,471	1
Terminations, withdrawals and annuity payments	(13,225)	(1,421,657)	(2,049)
Transfers between subaccounts, net	(25,234)	1,973,649	—
Maintenance charges and mortality adjustments	(501)	(54,402)	(21)

Increase (decrease) in net assets from contract transactions	45,051	659,061	(2,069)

Total increase (decrease) in net assets	(1,661)	552,560	(31,582)

Net assets as of December 31, 2022	$305,263	$15,890,001	$124,319

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Morgan Stanley VIF Emerging Markets Equity	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$8,950,437	$2,034,802	$13,456,005

Investment income (loss):
Dividend distributions	48,284	15,945	93,868
Investment Expenses:
Mortality and expense risk and administrative charges	(60,734)	(18,451)	(100,251)

Net investment income (loss)	(12,450)	(2,506)	(6,383)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	31,592	271,651
Realized capital gain (loss) on investments	954,250	183,497	761,577
Change in unrealized appreciation (depreciation)	(706,332)	124,532	132,789

Net gain (loss) on investments	247,918	339,621	1,166,017

Net increase (decrease) in net assets from operations	235,468	337,115	1,159,634

Contract owner transactions:
Variable annuity deposits	206,657	199,278	631,570
Terminations, withdrawals and annuity payments	(793,830)	(36,209)	(1,168,516)
Transfers between subaccounts, net	(3,003,952)	(907,138)	(7,290,550)
Maintenance charges and mortality adjustments	(27,379)	(3,830)	(24,704)

Increase (decrease) in net assets from contract transactions	(3,618,504)	(747,899)	(7,852,200)

Total increase (decrease) in net assets	(3,383,036)	(410,784)	(6,692,566)

Net assets as of December 31, 2021	$5,567,401	$1,624,018	$6,763,439

Investment income (loss):
Dividend distributions	15,344	21,960	111,822
Investment Expenses:
Mortality and expense risk and administrative charges	(33,209)	(10,783)	(44,981)

Net investment income (loss)	(17,865)	11,177	66,841

Increase (decrease) in net assets from operations:
Capital gain distributions	438,603	51,856	304,498
Realized capital gain (loss) on investments	(101,784)	7,759	(15,982)
Change in unrealized appreciation (depreciation)	(1,734,039)	(287,309)	(1,274,553)

Net gain (loss) on investments	(1,397,220)	(227,694)	(986,037)

Net increase (decrease) in net assets from operations	(1,415,085)	(216,517)	(919,196)

Contract owner transactions:
Variable annuity deposits	88,008	113,297	699,909
Terminations, withdrawals and annuity payments	(406,652)	(74,276)	(267,313)
Transfers between subaccounts, net	(5,915)	(40,327)	43,192
Maintenance charges and mortality adjustments	(14,002)	(2,485)	(12,355)

Increase (decrease) in net assets from contract transactions	(338,561)	(3,791)	463,433

Total increase (decrease) in net assets	(1,753,646)	(220,308)	(455,763)

Net assets as of December 31, 2022	$3,813,755	$1,403,710	$6,307,676

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$2,912,216	$10,310,746	$2,054,801

Investment income (loss):
Dividend distributions	40,943	105,969	25,438
Investment Expenses:
Mortality and expense risk and administrative charges	(21,884)	(79,933)	(15,176)

Net investment income (loss)	19,059	26,036	10,262

Increase (decrease) in net assets from operations:
Capital gain distributions	77,641	304,982	55,050
Realized capital gain (loss) on investments	44,429	373,657	83,864
Change in unrealized appreciation (depreciation)	(99,250)	607,529	(35,224)

Net gain (loss) on investments	22,820	1,286,168	103,690

Net increase (decrease) in net assets from operations	41,879	1,312,204	113,952

Contract owner transactions:
Variable annuity deposits	47,164	114,598	40,441
Terminations, withdrawals and annuity payments	(471,726)	(263,597)	(17,482)
Transfers between subaccounts, net	385,309	(2,635,794)	(353,116)
Maintenance charges and mortality adjustments	(6,707)	(15,565)	(9,236)

Increase (decrease) in net assets from contract transactions	(45,960)	(2,800,358)	(339,393)

Total increase (decrease) in net assets	(4,081)	(1,488,154)	(225,441)

Net assets as of December 31, 2021	$2,908,135	$8,822,592	$1,829,360

Investment income (loss):
Dividend distributions	32,260	125,320	18,283
Investment Expenses:
Mortality and expense risk and administrative charges	(18,522)	(59,376)	(9,665)

Net investment income (loss)	13,738	65,944	8,618

Increase (decrease) in net assets from operations:
Capital gain distributions	74,706	314,763	45,868
Realized capital gain (loss) on investments	(30,839)	2,008	(23,787)
Change in unrealized appreciation (depreciation)	(378,876)	(1,609,195)	(239,910)

Net gain (loss) on investments	(335,009)	(1,292,424)	(217,829)

Net increase (decrease) in net assets from operations	(321,271)	(1,226,480)	(209,211)

Contract owner transactions:
Variable annuity deposits	9,099	213,357	12,173
Terminations, withdrawals and annuity payments	(567,099)	(100,878)	(518,616)
Transfers between subaccounts, net	51,021	(169,790)	(115,402)
Maintenance charges and mortality adjustments	(6,031)	(13,333)	(3,487)

Increase (decrease) in net assets from contract transactions	(513,010)	(70,644)	(625,332)

Total increase (decrease) in net assets	(834,281)	(1,297,124)	(834,543)

Net assets as of December 31, 2022	$2,073,854	$7,525,468	$994,817

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Neuberger Berman AMT Sustainable Equity I	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond
Net assets as of December 31, 2020	$4,541,207	$6,312,264	$2,211,494

Investment income (loss):
Dividend distributions	17,199	11,066	43,098
Investment Expenses:
Mortality and expense risk and administrative charges	(67,229)	(49,373)	(19,546)

Net investment income (loss)	(50,030)	(38,307)	23,552

Increase (decrease) in net assets from operations:
Capital gain distributions	87,945	121,570	—
Realized capital gain (loss) on investments	272,872	497,780	6,836
Change in unrealized appreciation (depreciation)	595,912	731,655	(82,568)

Net gain (loss) on investments	956,729	1,351,005	(75,732)

Net increase (decrease) in net assets from operations	906,699	1,312,698	(52,180)

Contract owner transactions:
Variable annuity deposits	296,246	108,172	28,935
Terminations, withdrawals and annuity payments	(808,170)	(720,557)	(286,402)
Transfers between subaccounts, net	(208,440)	(338,464)	69,309
Maintenance charges and mortality adjustments	(25,794)	(20,001)	(5,100)

Increase (decrease) in net assets from contract transactions	(746,158)	(970,850)	(193,258)

Total increase (decrease) in net assets	160,541	341,848	(245,438)

Net assets as of December 31, 2021	$4,701,748	$6,654,112	$1,966,056

Investment income (loss):
Dividend distributions	14,202	6,517	79,442
Investment Expenses:
Mortality and expense risk and administrative charges	(50,594)	(40,886)	(25,750)

Net investment income (loss)	(36,392)	(34,369)	53,692

Increase (decrease) in net assets from operations:
Capital gain distributions	301,652	497,710	—
Realized capital gain (loss) on investments	140,290	162,706	(44,608)
Change in unrealized appreciation (depreciation)	(1,268,282)	(1,877,497)	(449,812)

Net gain (loss) on investments	(826,340)	(1,217,081)	(494,420)

Net increase (decrease) in net assets from operations	(862,732)	(1,251,450)	(440,728)

Contract owner transactions:
Variable annuity deposits	20,545	8,526	40,655
Terminations, withdrawals and annuity payments	(322,290)	(361,549)	(382,995)
Transfers between subaccounts, net	(561,250)	(136,748)	1,319,184
Maintenance charges and mortality adjustments	(18,696)	(18,763)	(8,350)

Increase (decrease) in net assets from contract transactions	(881,691)	(508,534)	968,494

Total increase (decrease) in net assets	(1,744,423)	(1,759,984)	527,766

Net assets as of December 31, 2022	$2,957,325	$4,894,128	$2,493,822

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Neuberger Berman Large Cap Value	Neuberger Berman Sustainable Equity	North Square Spectrum Alpha (a)
Net assets as of December 31, 2020	$816,250	$1,325,589	$50,295

Investment income (loss):
Dividend distributions	8,165	3,380	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,587)	(12,849)	(474)

Net investment income (loss)	(422)	(9,469)	(474)

Increase (decrease) in net assets from operations:
Capital gain distributions	35,003	125,441	7,085
Realized capital gain (loss) on investments	34,360	63,325	(222)
Change in unrealized appreciation (depreciation)	144,616	96,025	(1,752)

Net gain (loss) on investments	213,979	284,791	5,111

Net increase (decrease) in net assets from operations	213,557	275,322	4,637

Contract owner transactions:
Variable annuity deposits	26,080	50,580	60
Terminations, withdrawals and annuity payments	(67,638)	(51,195)	—
Transfers between subaccounts, net	(17,516)	(204,967)	(712)
Maintenance charges and mortality adjustments	(1,187)	(3,370)	(120)

Increase (decrease) in net assets from contract transactions	(60,261)	(208,952)	(772)

Total increase (decrease) in net assets	153,296	66,370	3,865

Net assets as of December 31, 2021	$969,546	$1,391,959	$54,160

Investment income (loss):
Dividend distributions	12,259	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,703)	(10,772)	(402)

Net investment income (loss)	3,556	(10,772)	(402)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	99,106	18,110
Realized capital gain (loss) on investments	39,281	15,528	(1,028)
Change in unrealized appreciation (depreciation)	(61,838)	(377,825)	(32,470)

Net gain (loss) on investments	(22,557)	(263,191)	(15,388)

Net increase (decrease) in net assets from operations	(19,001)	(273,963)	(15,790)

Contract owner transactions:
Variable annuity deposits	30,758	43,970	60
Terminations, withdrawals and annuity payments	(96,727)	(71,344)	—
Transfers between subaccounts, net	141,113	(1,085)	2,838
Maintenance charges and mortality adjustments	(1,266)	(2,981)	(100)

Increase (decrease) in net assets from contract transactions	73,878	(31,440)	2,798

Total increase (decrease) in net assets	54,877	(305,403)	(12,992)

Net assets as of December 31, 2022	$1,024,423	$1,086,556	$41,168

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Northern Global Tactical Asset Allocation	Northern Large Cap Core	Northern Large Cap Value
Net assets as of December 31, 2020	$127,078	$188,969	$188,922

Investment income (loss):
Dividend distributions	3,234	2,601	4,685
Investment Expenses:
Mortality and expense risk and administrative charges	(1,185)	(1,859)	(2,016)

Net investment income (loss)	2,049	742	2,669

Increase (decrease) in net assets from operations:
Capital gain distributions	2,775	25,903	14,405
Realized capital gain (loss) on investments	1,243	11,857	3,674
Change in unrealized appreciation (depreciation)	6,574	18,113	31,165

Net gain (loss) on investments	10,592	55,873	49,244

Net increase (decrease) in net assets from operations	12,641	56,615	51,913

Contract owner transactions:
Variable annuity deposits	846	4,393	12,467
Terminations, withdrawals and annuity payments	(5,751)	(17,492)	(8,200)
Transfers between subaccounts, net	1,479	(14,882)	8,429
Maintenance charges and mortality adjustments	(526)	(743)	(507)

Increase (decrease) in net assets from contract transactions	(3,952)	(28,724)	12,189

Total increase (decrease) in net assets	8,689	27,891	64,102

Net assets as of December 31, 2021	$135,767	$216,860	$253,024

Investment income (loss):
Dividend distributions	2,558	2,027	4,476
Investment Expenses:
Mortality and expense risk and administrative charges	(939)	(1,426)	(3,418)

Net investment income (loss)	1,619	601	1,058

Increase (decrease) in net assets from operations:
Capital gain distributions	3,869	4,514	24,804
Realized capital gain (loss) on investments	3,894	14,549	4,113
Change in unrealized appreciation (depreciation)	(25,447)	(49,541)	(51,038)

Net gain (loss) on investments	(17,684)	(30,478)	(22,121)

Net increase (decrease) in net assets from operations	(16,065)	(29,877)	(21,063)

Contract owner transactions:
Variable annuity deposits	1,000	3,401	13,905
Terminations, withdrawals and annuity payments	(29,222)	(31,949)	(23,195)
Transfers between subaccounts, net	1,464	(28,528)	157,308
Maintenance charges and mortality adjustments	(572)	(545)	(1,543)

Increase (decrease) in net assets from contract transactions	(27,330)	(57,621)	146,475

Total increase (decrease) in net assets	(43,395)	(87,498)	125,412

Net assets as of December 31, 2022	$92,372	$129,362	$378,436

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PGIM Focused Growth	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources
Net assets as of December 31, 2020	$—	$206,074	$14,521

Investment income (loss):
Dividend distributions	—	—	141
Investment Expenses:
Mortality and expense risk and administrative charges	(1,962)	(1,872)	(152)

Net investment income (loss)	(1,962)	(1,872)	(11)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	55,885	—
Realized capital gain (loss) on investments	(139)	(2,113)	261
Change in unrealized appreciation (depreciation)	(69,094)	(31,533)	3,450

Net gain (loss) on investments	(69,233)	22,239	3,711

Net increase (decrease) in net assets from operations	(71,195)	20,367	3,700

Contract owner transactions:
Variable annuity deposits	3,374	6,698	566
Terminations, withdrawals and annuity payments	(8,674)	(30,459)	(1,495)
Transfers between subaccounts, net	3,870,552	(8,960)	(149)
Maintenance charges and mortality adjustments	(447)	(1,320)	(123)

Increase (decrease) in net assets from contract transactions	3,864,805	(34,041)	(1,201)

Total increase (decrease) in net assets	3,793,610	(13,674)	2,499

Net assets as of December 31, 2021	$3,793,610	$192,400	$17,020

Investment income (loss):
Dividend distributions	—	—	567
Investment Expenses:
Mortality and expense risk and administrative charges	(23,403)	(1,274)	(181)

Net investment income (loss)	(23,403)	(1,274)	386

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,424	—
Realized capital gain (loss) on investments	(152,817)	(19,289)	250
Change in unrealized appreciation (depreciation)	(1,368,396)	(26,839)	3,343

Net gain (loss) on investments	(1,521,213)	(43,704)	3,593

Net increase (decrease) in net assets from operations	(1,544,616)	(44,978)	3,979

Contract owner transactions:
Variable annuity deposits	54,274	5,803	600
Terminations, withdrawals and annuity payments	(180,988)	(31,353)	(260)
Transfers between subaccounts, net	(52,655)	8,477	(32)
Maintenance charges and mortality adjustments	(6,311)	(992)	(154)

Increase (decrease) in net assets from contract transactions	(185,680)	(18,065)	154

Total increase (decrease) in net assets	(1,730,296)	(63,043)	4,133

Net assets as of December 31, 2022	$2,063,314	$129,357	$21,153

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PGIM Jennison Small Company	PGIM Quant Solutions Small- Cap Value (d)	PIMCO All Asset
Net assets as of December 31, 2020	$685,989	$227,981	$284,413

Investment income (loss):
Dividend distributions	—	3,421	33,049
Investment Expenses:
Mortality and expense risk and administrative charges	(6,761)	(2,668)	(2,744)

Net investment income (loss)	(6,761)	753	30,305

Increase (decrease) in net assets from operations:
Capital gain distributions	198,178	—	—
Realized capital gain (loss) on investments	29,969	(347)	3,249
Change in unrealized appreciation (depreciation)	(37,604)	89,286	4,481

Net gain (loss) on investments	190,543	88,939	7,730

Net increase (decrease) in net assets from operations	183,782	89,692	38,035

Contract owner transactions:
Variable annuity deposits	6,961	3,148	4,833
Terminations, withdrawals and annuity payments	(72,296)	(10,863)	(37,074)
Transfers between subaccounts, net	(75,007)	(13,082)	395
Maintenance charges and mortality adjustments	(2,177)	(813)	(938)

Increase (decrease) in net assets from contract transactions	(142,519)	(21,610)	(32,784)

Total increase (decrease) in net assets	41,263	68,082	5,251

Net assets as of December 31, 2021	$727,252	$296,063	$289,664

Investment income (loss):
Dividend distributions	—	4,649	16,158
Investment Expenses:
Mortality and expense risk and administrative charges	(4,911)	(2,421)	(2,291)

Net investment income (loss)	(4,911)	2,228	13,867

Increase (decrease) in net assets from operations:
Capital gain distributions	19,489	37,508	—
Realized capital gain (loss) on investments	(14,940)	(996)	(284)
Change in unrealized appreciation (depreciation)	(128,104)	(73,671)	(49,948)

Net gain (loss) on investments	(123,555)	(37,159)	(50,232)

Net increase (decrease) in net assets from operations	(128,466)	(34,931)	(36,365)

Contract owner transactions:
Variable annuity deposits	8,099	2,111	4,008
Terminations, withdrawals and annuity payments	(107,995)	(25,204)	(17,773)
Transfers between subaccounts, net	(3,411)	(84)	514
Maintenance charges and mortality adjustments	(1,632)	(775)	(933)

Increase (decrease) in net assets from contract transactions	(104,939)	(23,952)	(14,184)

Total increase (decrease) in net assets	(233,405)	(58,883)	(50,549)

Net assets as of December 31, 2022	$493,847	$237,180	$239,115

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO CommodityRealReturn Strategy	PIMCO Emerging Markets Bond	PIMCO High Yield
Net assets as of December 31, 2020	$85,051	$16,005	$1,739,637

Investment income (loss):
Dividend distributions	20,068	5,105	68,909
Investment Expenses:
Mortality and expense risk and administrative charges	(886)	(1,168)	(15,367)

Net investment income (loss)	19,182	3,937	53,542

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,550)	(74)	5,665
Change in unrealized appreciation (depreciation)	7,005	(7,141)	(13,476)

Net gain (loss) on investments	5,455	(7,215)	(7,811)

Net increase (decrease) in net assets from operations	24,637	(3,278)	45,731

Contract owner transactions:
Variable annuity deposits	4,214	3,393	19,724
Terminations, withdrawals and annuity payments	(4,765)	(2,671)	(166,138)
Transfers between subaccounts, net	5,298	126,747	(170,232)
Maintenance charges and mortality adjustments	(382)	(181)	(3,894)

Increase (decrease) in net assets from contract transactions	4,365	127,288	(320,540)

Total increase (decrease) in net assets	29,002	124,010	(274,809)

Net assets as of December 31, 2021	$114,053	$140,015	$1,464,828

Investment income (loss):
Dividend distributions	40,200	8,098	58,681
Investment Expenses:
Mortality and expense risk and administrative charges	(1,039)	(1,090)	(11,409)

Net investment income (loss)	39,161	7,008	47,272

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	22,004
Realized capital gain (loss) on investments	701	(1,231)	(16,503)
Change in unrealized appreciation (depreciation)	(34,525)	(30,329)	(220,696)

Net gain (loss) on investments	(33,824)	(31,560)	(215,195)

Net increase (decrease) in net assets from operations	5,337	(24,552)	(167,923)

Contract owner transactions:
Variable annuity deposits	3,496	3,559	16,453
Terminations, withdrawals and annuity payments	(6,693)	(4,108)	(137,810)
Transfers between subaccounts, net	(11,023)	3,098	(20,278)
Maintenance charges and mortality adjustments	(443)	(196)	(3,498)

Increase (decrease) in net assets from contract transactions	(14,663)	2,353	(145,133)

Total increase (decrease) in net assets	(9,326)	(22,199)	(313,056)

Net assets as of December 31, 2022	$104,727	$117,816	$1,151,772

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO International Bond (U.S. Dollar- Hedged)	PIMCO Low Duration	PIMCO Real Return
Net assets as of December 31, 2020	$5,276,762	$30,229	$889,376

Investment income (loss):
Dividend distributions	38,496	76	39,383
Investment Expenses:
Mortality and expense risk and administrative charges	(40,211)	(286)	(7,954)

Net investment income (loss)	(1,715)	(210)	31,429

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	18,038	—	8,177
Change in unrealized appreciation (depreciation)	(167,683)	(489)	(4,224)

Net gain (loss) on investments	(149,645)	(489)	3,953

Net increase (decrease) in net assets from operations	(151,360)	(699)	35,382

Contract owner transactions:
Variable annuity deposits	117,288	1,196	25,276
Terminations, withdrawals and annuity payments	(552,075)	(15)	(58,495)
Transfers between subaccounts, net	(593,958)	1,787	(27,520)
Maintenance charges and mortality adjustments	(8,020)	(80)	(2,153)

Increase (decrease) in net assets from contract transactions	(1,036,765)	2,888	(62,892)

Total increase (decrease) in net assets	(1,188,125)	2,189	(27,510)

Net assets as of December 31, 2021	$4,088,637	$32,418	$861,866

Investment income (loss):
Dividend distributions	73,996	1,191	63,221
Investment Expenses:
Mortality and expense risk and administrative charges	(43,256)	(664)	(7,762)

Net investment income (loss)	30,740	527	55,459

Increase (decrease) in net assets from operations:
Capital gain distributions	81,094	—	3,506
Realized capital gain (loss) on investments	(52,769)	(267)	(1,032)
Change in unrealized appreciation (depreciation)	(624,495)	(4,962)	(180,596)

Net gain (loss) on investments	(596,170)	(5,229)	(178,122)

Net increase (decrease) in net assets from operations	(565,430)	(4,702)	(122,663)

Contract owner transactions:
Variable annuity deposits	115,272	2,243	21,334
Terminations, withdrawals and annuity payments	(487,823)	(3,742)	(46,510)
Transfers between subaccounts, net	1,287,534	141,877	137,310
Maintenance charges and mortality adjustments	(12,665)	(319)	(2,300)

Increase (decrease) in net assets from contract transactions	902,318	140,059	109,834

Total increase (decrease) in net assets	336,888	135,357	(12,829)

Net assets as of December 31, 2022	$4,425,525	$167,775	$849,037

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO StocksPLUS® Small Fund	PIMCO Total Return	PIMCO VIT All Asset Administrative
Net assets as of December 31, 2020	$549,943	$2,207,748	$5,584,370

Investment income (loss):
Dividend distributions	97,981	36,363	674,910
Investment Expenses:
Mortality and expense risk and administrative charges	(5,278)	(19,165)	(47,146)

Net investment income (loss)	92,703	17,198	627,764

Increase (decrease) in net assets from operations:
Capital gain distributions	3,648	—	—
Realized capital gain (loss) on investments	13,817	(3,546)	59,521
Change in unrealized appreciation (depreciation)	(41,211)	(63,517)	163,420

Net gain (loss) on investments	(23,746)	(67,063)	222,941

Net increase (decrease) in net assets from operations	68,957	(49,865)	850,705

Contract owner transactions:
Variable annuity deposits	19,086	90,617	22,906
Terminations, withdrawals and annuity payments	(27,955)	(216,955)	(713,723)
Transfers between subaccounts, net	(28,371)	3,694	624,071
Maintenance charges and mortality adjustments	(660)	(6,065)	(24,774)

Increase (decrease) in net assets from contract transactions	(37,900)	(128,709)	(91,520)

Total increase (decrease) in net assets	31,057	(178,574)	759,185

Net assets as of December 31, 2021	$581,000	$2,029,174	$6,343,555

Investment income (loss):
Dividend distributions	—	63,403	396,436
Investment Expenses:
Mortality and expense risk and administrative charges	(3,780)	(16,541)	(39,829)

Net investment income (loss)	(3,780)	46,862	356,607

Increase (decrease) in net assets from operations:
Capital gain distributions	71,526	—	412,476
Realized capital gain (loss) on investments	(24,785)	(33,321)	(47,868)
Change in unrealized appreciation (depreciation)	(182,999)	(334,983)	(1,445,801)

Net gain (loss) on investments	(136,258)	(368,304)	(1,081,193)

Net increase (decrease) in net assets from operations	(140,038)	(321,442)	(724,586)

Contract owner transactions:
Variable annuity deposits	14,232	78,436	29,209
Terminations, withdrawals and annuity payments	(48,371)	(104,350)	(530,265)
Transfers between subaccounts, net	(77,213)	23,659	(448,424)
Maintenance charges and mortality adjustments	(815)	(5,606)	(20,011)

Increase (decrease) in net assets from contract transactions	(112,167)	(7,861)	(969,491)

Total increase (decrease) in net assets	(252,205)	(329,303)	(1,694,077)

Net assets as of December 31, 2022	$328,795	$1,699,871	$4,649,478

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT All Asset Advisor	PIMCO VIT CommodityRealReturn Strategy Administrative	PIMCO VIT CommodityRealReturn Strategy Advisor
Net assets as of December 31, 2020	$434,795	$2,987,436	$56,449

Investment income (loss):
Dividend distributions	53,632	224,806	3,612
Investment Expenses:
Mortality and expense risk and administrative charges	(1,640)	(50,817)	(270)

Net investment income (loss)	51,992	173,989	3,342

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	3,617	169,763	4,921
Change in unrealized appreciation (depreciation)	15,324	902,170	4,351

Net gain (loss) on investments	18,941	1,071,933	9,272

Net increase (decrease) in net assets from operations	70,933	1,245,922	12,614

Contract owner transactions:
Variable annuity deposits	78,724	166,712	11,971
Terminations, withdrawals and annuity payments	(18,682)	(773,238)	(965)
Transfers between subaccounts, net	15,853	5,199,758	120,752
Maintenance charges and mortality adjustments	(361)	(24,487)	(85)

Increase (decrease) in net assets from contract transactions	75,534	4,568,745	131,673

Total increase (decrease) in net assets	146,467	5,814,667	144,287

Net assets as of December 31, 2021	$581,262	$8,802,103	$200,736

Investment income (loss):
Dividend distributions	48,788	2,097,991	128,918
Investment Expenses:
Mortality and expense risk and administrative charges	(1,779)	(82,318)	(7,295)

Net investment income (loss)	47,009	2,015,673	121,623

Increase (decrease) in net assets from operations:
Capital gain distributions	44,351	—	—
Realized capital gain (loss) on investments	(3,643)	318,469	(77,398)
Change in unrealized appreciation (depreciation)	(158,636)	(1,506,358)	(165,843)

Net gain (loss) on investments	(117,928)	(1,187,889)	(243,241)

Net increase (decrease) in net assets from operations	(70,919)	827,784	(121,618)

Contract owner transactions:
Variable annuity deposits	—	100,596	60,355
Terminations, withdrawals and annuity payments	(14,287)	(705,397)	(416,591)
Transfers between subaccounts, net	262,002	(1,315,852)	1,205,855
Maintenance charges and mortality adjustments	(364)	(36,501)	(1,066)

Increase (decrease) in net assets from contract transactions	247,351	(1,957,154)	848,553

Total increase (decrease) in net assets	176,432	(1,129,370)	726,935

Net assets as of December 31, 2022	$757,694	$7,672,733	$927,671

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Emerging Markets Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation
Net assets as of December 31, 2020	$2,878,760	$61,364	$116,361

Investment income (loss):
Dividend distributions	164,350	2,881	4,374
Investment Expenses:
Mortality and expense risk and administrative charges	(35,803)	(148)	(706)

Net investment income (loss)	128,547	2,733	3,668

Increase (decrease) in net assets from operations:
Capital gain distributions	—	906	20,126
Realized capital gain (loss) on investments	(97,887)	8	164
Change in unrealized appreciation (depreciation)	(215,292)	(6,363)	(2,037)

Net gain (loss) on investments	(313,179)	(5,449)	18,253

Net increase (decrease) in net assets from operations	(184,632)	(2,716)	21,921

Contract owner transactions:
Variable annuity deposits	21,366	—	2,002
Terminations, withdrawals and annuity payments	(463,756)	(169)	(2,590)
Transfers between subaccounts, net	699,611	(850)	60,801
Maintenance charges and mortality adjustments	(16,246)	(37)	(320)

Increase (decrease) in net assets from contract transactions	240,975	(1,056)	59,893

Total increase (decrease) in net assets	56,343	(3,772)	81,814

Net assets as of December 31, 2021	$2,935,103	$57,592	$198,175

Investment income (loss):
Dividend distributions	92,401	710	2,666
Investment Expenses:
Mortality and expense risk and administrative charges	(15,776)	(128)	(607)

Net investment income (loss)	76,625	582	2,059

Increase (decrease) in net assets from operations:
Capital gain distributions	—	765	21,932
Realized capital gain (loss) on investments	(163,904)	(1,677)	(10,856)
Change in unrealized appreciation (depreciation)	(331,012)	(6,509)	(51,139)

Net gain (loss) on investments	(494,916)	(7,421)	(40,063)

Net increase (decrease) in net assets from operations	(418,291)	(6,839)	(38,004)

Contract owner transactions:
Variable annuity deposits	239,129	—	50,631
Terminations, withdrawals and annuity payments	(196,979)	(4,870)	(2,435)
Transfers between subaccounts, net	(776,307)	(39)	(93,851)
Maintenance charges and mortality adjustments	(6,687)	(42)	(317)

Increase (decrease) in net assets from contract transactions	(740,844)	(4,951)	(45,972)

Total increase (decrease) in net assets	(1,159,135)	(11,790)	(83,976)

Net assets as of December 31, 2022	$1,775,968	$45,802	$114,199

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT High Yield	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)
Net assets as of December 31, 2020	$162,140	$7,406,108	$227,660

Investment income (loss):
Dividend distributions	13,497	144,762	12,026
Investment Expenses:
Mortality and expense risk and administrative charges	(1,399)	(64,435)	(535)

Net investment income (loss)	12,098	80,327	11,491

Increase (decrease) in net assets from operations:
Capital gain distributions	—	89,336	353
Realized capital gain (loss) on investments	1,426	32,066	499
Change in unrealized appreciation (depreciation)	(2,547)	(403,329)	(29,876)

Net gain (loss) on investments	(1,121)	(281,927)	(29,024)

Net increase (decrease) in net assets from operations	10,977	(201,600)	(17,533)

Contract owner transactions:
Variable annuity deposits	46,916	167,216	20,401
Terminations, withdrawals and annuity payments	(4,012)	(1,078,064)	(2,997)
Transfers between subaccounts, net	152,199	3,325,874	(6,962)
Maintenance charges and mortality adjustments	(656)	(30,317)	(71)

Increase (decrease) in net assets from contract transactions	194,447	2,384,709	10,371

Total increase (decrease) in net assets	205,424	2,183,109	(7,162)

Net assets as of December 31, 2021	$367,564	$9,589,217	$220,498

Investment income (loss):
Dividend distributions	14,656	128,715	1,475
Investment Expenses:
Mortality and expense risk and administrative charges	(1,101)	(67,572)	(285)

Net investment income (loss)	13,555	61,143	1,190

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,165	—
Realized capital gain (loss) on investments	(9,214)	(153,029)	(37,002)
Change in unrealized appreciation (depreciation)	(43,177)	(914,180)	2,036

Net gain (loss) on investments	(52,391)	(1,064,044)	(34,966)

Net increase (decrease) in net assets from operations	(38,836)	(1,002,901)	(33,776)

Contract owner transactions:
Variable annuity deposits	74	150,505	6,430
Terminations, withdrawals and annuity payments	(43,635)	(1,104,864)	(1,909)
Transfers between subaccounts, net	(39,280)	573,379	(141,774)
Maintenance charges and mortality adjustments	(686)	(24,820)	(90)

Increase (decrease) in net assets from contract transactions	(83,527)	(405,800)	(137,343)

Total increase (decrease) in net assets	(122,363)	(1,408,701)	(171,119)

Net assets as of December 31, 2022	$245,201	$8,180,516	$49,379

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Low Duration Administrative (d)	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (d)
Net assets as of December 31, 2020	$30,744,495	$800,165	$21,279,025

Investment income (loss):
Dividend distributions	144,931	3,426	1,115,127
Investment Expenses:
Mortality and expense risk and administrative charges	(284,614)	(2,246)	(210,959)

Net investment income (loss)	(139,683)	1,180	904,168

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	40,573	3,281	366,205
Change in unrealized appreciation (depreciation)	(426,081)	(14,940)	(231,988)

Net gain (loss) on investments	(385,508)	(11,659)	134,217

Net increase (decrease) in net assets from operations	(525,191)	(10,479)	1,038,385

Contract owner transactions:
Variable annuity deposits	381,635	15,525	278,588
Terminations, withdrawals and annuity payments	(6,442,045)	(172,086)	(2,698,280)
Transfers between subaccounts, net	1,100,427	128,094	4,552,614
Maintenance charges and mortality adjustments	(145,290)	(979)	(109,829)

Increase (decrease) in net assets from contract transactions	(5,105,273)	(29,446)	2,023,093

Total increase (decrease) in net assets	(5,630,464)	(39,925)	3,061,478

Net assets as of December 31, 2021	$25,114,031	$760,240	$24,340,503

Investment income (loss):
Dividend distributions	397,582	11,243	1,468,178
Investment Expenses:
Mortality and expense risk and administrative charges	(236,897)	(2,629)	(197,701)

Net investment income (loss)	160,685	8,614	1,270,477

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(285,250)	(14,171)	(426,536)
Change in unrealized appreciation (depreciation)	(1,549,321)	(42,681)	(3,761,493)

Net gain (loss) on investments	(1,834,571)	(56,852)	(4,188,029)

Net increase (decrease) in net assets from operations	(1,673,886)	(48,238)	(2,917,552)

Contract owner transactions:
Variable annuity deposits	138,889	106,033	115,251
Terminations, withdrawals and annuity payments	(2,730,459)	(42,254)	(2,634,811)
Transfers between subaccounts, net	10,812,914	(94,416)	(1,248,377)
Maintenance charges and mortality adjustments	(116,361)	(1,097)	(99,742)

Increase (decrease) in net assets from contract transactions	8,104,983	(31,734)	(3,867,679)

Total increase (decrease) in net assets	6,431,097	(79,972)	(6,785,231)

Net assets as of December 31, 2022	$31,545,128	$680,268	$17,555,272

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative
Net assets as of December 31, 2020	$278,041	$389,604	$14,391,974

Investment income (loss):
Dividend distributions	26,236	5,372	251,089
Investment Expenses:
Mortality and expense risk and administrative charges	(2,554)	(3,174)	(193,917)

Net investment income (loss)	23,682	2,198	57,172

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	608,271
Realized capital gain (loss) on investments	8,079	3,480	(14,164)
Change in unrealized appreciation (depreciation)	(2,387)	(10,188)	(1,008,401)

Net gain (loss) on investments	5,692	(6,708)	(414,294)

Net increase (decrease) in net assets from operations	29,374	(4,510)	(357,122)

Contract owner transactions:
Variable annuity deposits	66,855	2,272,512	217,389
Terminations, withdrawals and annuity payments	(143,262)	(15,042)	(2,336,028)
Transfers between subaccounts, net	414,061	(1,987,205)	1,355,070
Maintenance charges and mortality adjustments	(808)	(711)	(84,174)

Increase (decrease) in net assets from contract transactions	336,846	269,554	(847,743)

Total increase (decrease) in net assets	366,220	265,044	(1,204,865)

Net assets as of December 31, 2021	$644,261	$654,648	$13,187,109

Investment income (loss):
Dividend distributions	51,918	32,549	284,499
Investment Expenses:
Mortality and expense risk and administrative charges	(2,422)	(6,116)	(154,532)

Net investment income (loss)	49,496	26,433	129,967

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,277	—
Realized capital gain (loss) on investments	(17,441)	(5,523)	(557,262)
Change in unrealized appreciation (depreciation)	(134,450)	(11,296)	(1,565,862)

Net gain (loss) on investments	(151,891)	(14,542)	(2,123,124)

Net increase (decrease) in net assets from operations	(102,395)	11,891	(1,993,157)

Contract owner transactions:
Variable annuity deposits	520,530	445,721	42,707
Terminations, withdrawals and annuity payments	(92,572)	(315,405)	(1,708,719)
Transfers between subaccounts, net	(111,338)	1,527,057	(181,582)
Maintenance charges and mortality adjustments	(904)	(2,246)	(63,625)

Increase (decrease) in net assets from contract transactions	315,716	1,655,127	(1,911,219)

Total increase (decrease) in net assets	213,321	1,667,018	(3,904,376)

Net assets as of December 31, 2022	$857,582	$2,321,666	$9,282,733

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Total Return Advisor	Pioneer Bond VCT	Pioneer Equity Income VCT
Net assets as of December 31, 2020	$11,464,816	$153,189	$134,180

Investment income (loss):
Dividend distributions	198,183	3,872	2,114
Investment Expenses:
Mortality and expense risk and administrative charges	(74,773)	(500)	(824)

Net investment income (loss)	123,410	3,372	1,290

Increase (decrease) in net assets from operations:
Capital gain distributions	490,337	7,051	—
Realized capital gain (loss) on investments	(35,294)	(15)	(160)
Change in unrealized appreciation (depreciation)	(803,167)	(9,401)	34,488

Net gain (loss) on investments	(348,124)	(2,365)	34,328

Net increase (decrease) in net assets from operations	(224,714)	1,007	35,618

Contract owner transactions:
Variable annuity deposits	1,669,102	—	18,733
Terminations, withdrawals and annuity payments	(1,497,796)	(25,367)	(65)
Transfers between subaccounts, net	218,770	93,153	1,491
Maintenance charges and mortality adjustments	(42,901)	(395)	(360)

Increase (decrease) in net assets from contract transactions	347,175	67,391	19,799

Total increase (decrease) in net assets	122,461	68,398	55,417

Net assets as of December 31, 2021	$11,587,277	$221,587	$189,597

Investment income (loss):
Dividend distributions	250,472	2,776	2,389
Investment Expenses:
Mortality and expense risk and administrative charges	(61,311)	(342)	(742)

Net investment income (loss)	189,161	2,434	1,647

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,591	18,968
Realized capital gain (loss) on investments	(315,531)	(15,694)	(6,783)
Change in unrealized appreciation (depreciation)	(1,548,843)	(16,272)	(28,869)

Net gain (loss) on investments	(1,864,374)	(28,375)	(16,684)

Net increase (decrease) in net assets from operations	(1,675,213)	(25,941)	(15,037)

Contract owner transactions:
Variable annuity deposits	508,049	38,017	16,660
Terminations, withdrawals and annuity payments	(1,258,842)	(14,066)	(16,329)
Transfers between subaccounts, net	183,807	(99,917)	(33,318)
Maintenance charges and mortality adjustments	(36,551)	(257)	(386)

Increase (decrease) in net assets from contract transactions	(603,537)	(76,223)	(33,373)

Total increase (decrease) in net assets	(2,278,750)	(102,164)	(48,410)

Net assets as of December 31, 2022	$9,308,527	$119,423	$141,187

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Pioneer High Yield VCT	Pioneer Real Estate Shares VCT	Pioneer Strategic Income
Net assets as of December 31, 2020	$—	$20,072	$60,180

Investment income (loss):
Dividend distributions	630	239	1,904
Investment Expenses:
Mortality and expense risk and administrative charges	(190)	(238)	(530)

Net investment income (loss)	440	1	1,374

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,673
Realized capital gain (loss) on investments	165	(180)	420
Change in unrealized appreciation (depreciation)	—	8,006	(3,714)

Net gain (loss) on investments	165	7,826	(621)

Net increase (decrease) in net assets from operations	605	7,827	753

Contract owner transactions:
Variable annuity deposits	—	—	2,461
Terminations, withdrawals and annuity payments	(39,330)	(201)	(4,506)
Transfers between subaccounts, net	38,725	54	(1,463)
Maintenance charges and mortality adjustments	—	(73)	(268)

Increase (decrease) in net assets from contract transactions	(605)	(220)	(3,776)

Total increase (decrease) in net assets	—	7,607	(3,023)

Net assets as of December 31, 2021	$—	$27,679	$57,157

Investment income (loss):
Dividend distributions	1,173	214	2,163
Investment Expenses:
Mortality and expense risk and administrative charges	(61)	(167)	(672)

Net investment income (loss)	1,112	47	1,491

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,394	—
Realized capital gain (loss) on investments	(13)	(12,918)	(175)
Change in unrealized appreciation (depreciation)	(4,141)	3,314	(12,482)

Net gain (loss) on investments	(4,154)	(8,210)	(12,657)

Net increase (decrease) in net assets from operations	(3,042)	(8,163)	(11,166)

Contract owner transactions:
Variable annuity deposits	27,039	—	2,656
Terminations, withdrawals and annuity payments	—	(18,827)	(1,069)
Transfers between subaccounts, net	—	(617)	31,206
Maintenance charges and mortality adjustments	(36)	(72)	(382)

Increase (decrease) in net assets from contract transactions	27,003	(19,516)	32,411

Total increase (decrease) in net assets	23,961	(27,679)	21,245

Net assets as of December 31, 2022	$23,961	$—	$78,402

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Pioneer Strategic Income VCT	Putnam VT Diversified Income	Putnam VT Global Asset Allocation
Net assets as of December 31, 2020	$81,652	$286,982	$13,865

Investment income (loss):
Dividend distributions	3,121	2,036	102
Investment Expenses:
Mortality and expense risk and administrative charges	(719)	(595)	(216)

Net investment income (loss)	2,402	1,441	(114)

Increase (decrease) in net assets from operations:
Capital gain distributions	774	—	375
Realized capital gain (loss) on investments	38	(12,840)	33
Change in unrealized appreciation (depreciation)	(3,158)	5,267	1,413

Net gain (loss) on investments	(2,346)	(7,573)	1,821

Net increase (decrease) in net assets from operations	56	(6,132)	1,707

Contract owner transactions:
Variable annuity deposits	151,562	76,698	—
Terminations, withdrawals and annuity payments	(58)	(2,589)	—
Transfers between subaccounts, net	—	(296,316)	—
Maintenance charges and mortality adjustments	(108)	(233)	(3)

Increase (decrease) in net assets from contract transactions	151,396	(222,440)	(3)

Total increase (decrease) in net assets	151,452	(228,572)	1,704

Net assets as of December 31, 2021	$233,104	$58,410	$15,569

Investment income (loss):
Dividend distributions	5,648	3,780	179
Investment Expenses:
Mortality and expense risk and administrative charges	(1,058)	(143)	(171)

Net investment income (loss)	4,590	3,637	8

Increase (decrease) in net assets from operations:
Capital gain distributions	7,269	1,194	1,242
Realized capital gain (loss) on investments	(475)	(53)	(1)
Change in unrealized appreciation (depreciation)	(40,185)	(6,288)	(3,907)

Net gain (loss) on investments	(33,391)	(5,147)	(2,666)

Net increase (decrease) in net assets from operations	(28,801)	(1,510)	(2,658)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,203)	—	—
Transfers between subaccounts, net	(17,647)	—	—
Maintenance charges and mortality adjustments	(168)	(116)	(26)

Increase (decrease) in net assets from contract transactions	(19,018)	(116)	(26)

Total increase (decrease) in net assets	(47,819)	(1,626)	(2,684)

Net assets as of December 31, 2022	$185,285	$56,784	$12,885

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Putnam VT Growth Opportunities	Putnam VT High Yield	Putnam VT Income
Net assets as of December 31, 2020	$430,043	$728,150	$1,976,277

Investment income (loss):
Dividend distributions	—	2,482	25,131
Investment Expenses:
Mortality and expense risk and administrative charges	(1,140)	(506)	(7,453)

Net investment income (loss)	(1,140)	1,976	17,678

Increase (decrease) in net assets from operations:
Capital gain distributions	43,266	—	84,263
Realized capital gain (loss) on investments	22,495	16,193	(110,243)
Change in unrealized appreciation (depreciation)	22,307	(12,835)	(58,834)

Net gain (loss) on investments	88,068	3,358	(84,814)

Net increase (decrease) in net assets from operations	86,928	5,334	(67,136)

Contract owner transactions:
Variable annuity deposits	108,385	—	49,875
Terminations, withdrawals and annuity payments	(3,588)	(1,716)	(213,244)
Transfers between subaccounts, net	(156,751)	(677,668)	(1,303,509)
Maintenance charges and mortality adjustments	(463)	(105)	(1,877)

Increase (decrease) in net assets from contract transactions	(52,417)	(679,489)	(1,468,755)

Total increase (decrease) in net assets	34,511	(674,155)	(1,535,891)

Net assets as of December 31, 2021	$464,554	$53,995	$440,386

Investment income (loss):
Dividend distributions	—	2,511	22,198
Investment Expenses:
Mortality and expense risk and administrative charges	(1,001)	(126)	(530)

Net investment income (loss)	(1,001)	2,385	21,668

Increase (decrease) in net assets from operations:
Capital gain distributions	66,774	95	—
Realized capital gain (loss) on investments	(3,264)	(26)	(71,701)
Change in unrealized appreciation (depreciation)	(207,093)	(8,839)	2,994

Net gain (loss) on investments	(143,583)	(8,770)	(68,707)

Net increase (decrease) in net assets from operations	(144,584)	(6,385)	(47,039)

Contract owner transactions:
Variable annuity deposits	—	—	5,505
Terminations, withdrawals and annuity payments	(9,940)	—	(298,322)
Transfers between subaccounts, net	32,465	—	(861)
Maintenance charges and mortality adjustments	(389)	(98)	(540)

Increase (decrease) in net assets from contract transactions	22,136	(98)	(294,218)

Total increase (decrease) in net assets	(122,448)	(6,483)	(341,257)

Net assets as of December 31, 2022	$342,106	$47,512	$99,129

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Putnam VT Large Cap Value	Putnam VT Multi- Asset Absolute Return	Putnam VT Multi- Cap Core
Net assets as of December 31, 2020	$917,255	$422,539	$—

Investment income (loss):
Dividend distributions	13,936	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,761)	(812)	(345)

Net investment income (loss)	8,175	(812)	(345)

Increase (decrease) in net assets from operations:
Capital gain distributions	43,386	—	—
Realized capital gain (loss) on investments	35,200	(26,430)	9
Change in unrealized appreciation (depreciation)	176,015	25,924	3,328

Net gain (loss) on investments	254,601	(506)	3,337

Net increase (decrease) in net assets from operations	262,776	(1,318)	2,992

Contract owner transactions:
Variable annuity deposits	152,483	—	49,921
Terminations, withdrawals and annuity payments	(15,038)	(22,127)	—
Transfers between subaccounts, net	(22,115)	(208,865)	—
Maintenance charges and mortality adjustments	(1,737)	(305)	(9)

Increase (decrease) in net assets from contract transactions	113,593	(231,297)	49,912

Total increase (decrease) in net assets	376,369	(232,615)	52,904

Net assets as of December 31, 2021	$1,293,624	$189,924	$52,904

Investment income (loss):
Dividend distributions	17,733	2,686	967
Investment Expenses:
Mortality and expense risk and administrative charges	(10,871)	(603)	(644)

Net investment income (loss)	6,862	2,083	323

Increase (decrease) in net assets from operations:
Capital gain distributions	102,736	—	25,595
Realized capital gain (loss) on investments	34,703	(2,258)	(17,686)
Change in unrealized appreciation (depreciation)	(216,609)	92	(20,116)

Net gain (loss) on investments	(79,170)	(2,166)	(12,207)

Net increase (decrease) in net assets from operations	(72,308)	(83)	(11,884)

Contract owner transactions:
Variable annuity deposits	98,710	—	55,055
Terminations, withdrawals and annuity payments	(186,211)	(8,778)	(53,260)
Transfers between subaccounts, net	453,800	(2,317)	(4)
Maintenance charges and mortality adjustments	(3,001)	(378)	(99)

Increase (decrease) in net assets from contract transactions	363,298	(11,473)	1,692

Total increase (decrease) in net assets	290,990	(11,556)	(10,192)

Net assets as of December 31, 2022	$1,584,614	$178,368	$42,712

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Putnam VT Small Cap Growth	Putnam VT Small Cap Value	Redwood Managed Volatility
Net assets as of December 31, 2020	$31,252	$166,978	$512,436

Investment income (loss):
Dividend distributions	—	4,457	11,994
Investment Expenses:
Mortality and expense risk and administrative charges	(487)	(4,603)	(3,844)

Net investment income (loss)	(487)	(146)	8,150

Increase (decrease) in net assets from operations:
Capital gain distributions	2,516	—	—
Realized capital gain (loss) on investments	156	20,498	557
Change in unrealized appreciation (depreciation)	1,632	119,840	1,129

Net gain (loss) on investments	4,304	140,338	1,686

Net increase (decrease) in net assets from operations	3,817	140,192	9,836

Contract owner transactions:
Variable annuity deposits	—	37,630	—
Terminations, withdrawals and annuity payments	—	(82,186)	(10,651)
Transfers between subaccounts, net	—	1,217,589	10,461
Maintenance charges and mortality adjustments	(123)	(1,147)	(384)

Increase (decrease) in net assets from contract transactions	(123)	1,171,886	(574)

Total increase (decrease) in net assets	3,694	1,312,078	9,262

Net assets as of December 31, 2021	$34,946	$1,479,056	$521,698

Investment income (loss):
Dividend distributions	—	2,105	4,860
Investment Expenses:
Mortality and expense risk and administrative charges	(286)	(7,080)	(2,170)

Net investment income (loss)	(286)	(4,975)	2,690

Increase (decrease) in net assets from operations:
Capital gain distributions	6,047	172,677	—
Realized capital gain (loss) on investments	(5,899)	(54,471)	(5,566)
Change in unrealized appreciation (depreciation)	(13,067)	(247,562)	(21,198)

Net gain (loss) on investments	(12,919)	(129,356)	(26,764)

Net increase (decrease) in net assets from operations	(13,205)	(134,331)	(24,074)

Contract owner transactions:
Variable annuity deposits	—	57,010	(469)
Terminations, withdrawals and annuity payments	(25,343)	(36,570)	(137,682)
Transfers between subaccounts, net	49,817	(696,150)	(301,303)
Maintenance charges and mortality adjustments	(131)	(1,768)	(309)

Increase (decrease) in net assets from contract transactions	24,343	(677,478)	(439,763)

Total increase (decrease) in net assets	11,138	(811,809)	(463,837)

Net assets as of December 31, 2022	$46,084	$667,247	$57,861

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Royce Micro-Cap	Royce Small-Cap Opportunity (a)	Royce Small-Cap Value
Net assets as of December 31, 2020	$3,996,511	$3,141,719	$1,052,100

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(44,092)	(33,705)	(10,505)

Net investment income (loss)	(44,092)	(33,705)	(10,505)

Increase (decrease) in net assets from operations:
Capital gain distributions	211,411	671,403	65,020
Realized capital gain (loss) on investments	636,320	341,746	6,365
Change in unrealized appreciation (depreciation)	745,087	(66,023)	211,621

Net gain (loss) on investments	1,592,818	947,126	283,006

Net increase (decrease) in net assets from operations	1,548,726	913,421	272,501

Contract owner transactions:
Variable annuity deposits	165,883	126,409	23,724
Terminations, withdrawals and annuity payments	(469,984)	(424,811)	(148,573)
Transfers between subaccounts, net	(352,938)	(213,962)	(2,212)
Maintenance charges and mortality adjustments	(23,621)	(5,200)	(3,354)

Increase (decrease) in net assets from contract transactions	(680,660)	(517,564)	(130,415)

Total increase (decrease) in net assets	868,066	395,857	142,086

Net assets as of December 31, 2021	$4,864,577	$3,537,576	$1,194,186

Investment income (loss):
Dividend distributions	—	—	2,989
Investment Expenses:
Mortality and expense risk and administrative charges	(27,441)	(29,729)	(9,273)

Net investment income (loss)	(27,441)	(29,729)	(6,284)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,060,327	170,097	54,712
Realized capital gain (loss) on investments	29,004	47,499	(5,372)
Change in unrealized appreciation (depreciation)	(2,158,644)	(755,741)	(173,658)

Net gain (loss) on investments	(1,069,313)	(538,145)	(124,318)

Net increase (decrease) in net assets from operations	(1,096,754)	(567,874)	(130,602)

Contract owner transactions:
Variable annuity deposits	52,135	104,782	23,507
Terminations, withdrawals and annuity payments	(454,011)	(373,293)	(69,663)
Transfers between subaccounts, net	(107,481)	765,326	(579)
Maintenance charges and mortality adjustments	(14,254)	(4,771)	(2,322)

Increase (decrease) in net assets from contract transactions	(523,611)	492,044	(49,057)

Total increase (decrease) in net assets	(1,620,365)	(75,830)	(179,659)

Net assets as of December 31, 2022	$3,244,212	$3,461,746	$1,014,527

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Banking	Rydex VIF Basic Materials	Rydex VIF Biotechnology
Net assets as of December 31, 2020	$555,206	$2,412,402	$3,285,750

Investment income (loss):
Dividend distributions	10,145	16,970	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,258)	(28,145)	(33,261)

Net investment income (loss)	(4,113)	(11,175)	(33,261)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	75,236	238,758
Realized capital gain (loss) on investments	164,471	359,364	261,359
Change in unrealized appreciation (depreciation)	64,354	(22,417)	(447,721)

Net gain (loss) on investments	228,825	412,183	52,396

Net increase (decrease) in net assets from operations	224,712	401,008	19,135

Contract owner transactions:
Variable annuity deposits	23,552	53,851	196,149
Terminations, withdrawals and annuity payments	(170,869)	(256,633)	(547,834)
Transfers between subaccounts, net	399,270	(930,936)	2,631,271
Maintenance charges and mortality adjustments	(6,943)	(12,150)	(17,772)

Increase (decrease) in net assets from contract transactions	245,010	(1,145,868)	2,261,814

Total increase (decrease) in net assets	469,722	(744,860)	2,280,949

Net assets as of December 31, 2021	$1,024,928	$1,667,542	$5,566,699

Investment income (loss):
Dividend distributions	12,306	9,496	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,776)	(18,978)	(25,254)

Net investment income (loss)	2,530	(9,482)	(25,254)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	31,463	135,625
Realized capital gain (loss) on investments	(7,513)	32,379	(393,422)
Change in unrealized appreciation (depreciation)	(159,604)	(262,658)	(368,051)

Net gain (loss) on investments	(167,117)	(198,816)	(625,848)

Net increase (decrease) in net assets from operations	(164,587)	(208,298)	(651,102)

Contract owner transactions:
Variable annuity deposits	10,154	36,952	24,907
Terminations, withdrawals and annuity payments	(67,169)	(187,330)	(203,852)
Transfers between subaccounts, net	(155,914)	81,014	(2,931,883)
Maintenance charges and mortality adjustments	3,102	(8,625)	2,738

Increase (decrease) in net assets from contract transactions	(209,827)	(77,989)	(3,108,090)

Total increase (decrease) in net assets	(374,414)	(286,287)	(3,759,192)

Net assets as of December 31, 2022	$650,514	$1,381,255	$1,807,507

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products	Rydex VIF Dow 2x Strategy_(d)
Net assets as of December 31, 2020	$268,466	$2,930,833	$1,851,810

Investment income (loss):
Dividend distributions	—	10,623	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,596)	(16,664)	(19,245)

Net investment income (loss)	(15,596)	(6,041)	(19,245)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	971	—
Realized capital gain (loss) on investments	61,474	104,070	356,546
Change in unrealized appreciation (depreciation)	298,156	10,010	175,164

Net gain (loss) on investments	359,630	115,051	531,710

Net increase (decrease) in net assets from operations	344,034	109,010	512,465

Contract owner transactions:
Variable annuity deposits	1,730	12,172	24,111
Terminations, withdrawals and annuity payments	(207,853)	(133,957)	(496,113)
Transfers between subaccounts, net	1,303,249	(1,631,513)	(538,996)
Maintenance charges and mortality adjustments	(7,467)	(8,044)	(8,362)

Increase (decrease) in net assets from contract transactions	1,089,659	(1,761,342)	(1,019,360)

Total increase (decrease) in net assets	1,433,693	(1,652,332)	(506,895)

Net assets as of December 31, 2021	$1,702,159	$1,278,501	$1,344,915

Investment income (loss):
Dividend distributions	72,925	9,912	—
Investment Expenses:
Mortality and expense risk and administrative charges	(25,641)	(19,788)	(14,638)

Net investment income (loss)	47,284	(9,876)	(14,638)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	80,145	48,193
Realized capital gain (loss) on investments	753,481	(57,224)	(105,054)
Change in unrealized appreciation (depreciation)	(40,211)	(142,877)	(335,760)

Net gain (loss) on investments	713,270	(119,956)	(392,621)

Net increase (decrease) in net assets from operations	760,554	(129,832)	(407,259)

Contract owner transactions:
Variable annuity deposits	16,325	192,940	35,334
Terminations, withdrawals and annuity payments	(264,202)	(197,774)	(135,327)
Transfers between subaccounts, net	(974,038)	1,145,276	376,296
Maintenance charges and mortality adjustments	(14,763)	(9,085)	(6,877)

Increase (decrease) in net assets from contract transactions	(1,236,678)	1,131,357	269,426

Total increase (decrease) in net assets	(476,124)	1,001,525	(137,833)

Net assets as of December 31, 2022	$1,226,035	$2,280,026	$1,207,082

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Electronics	Rydex VIF Energy	Rydex VIF Energy Services
Net assets as of December 31, 2020	$1,044,289	$1,257,531	$432,705

Investment income (loss):
Dividend distributions	—	34,550	5,904
Investment Expenses:
Mortality and expense risk and administrative charges	(11,438)	(56,118)	(49,495)

Net investment income (loss)	(11,438)	(21,568)	(43,591)

Increase (decrease) in net assets from operations:
Capital gain distributions	47,662	—	—
Realized capital gain (loss) on investments	218,867	722,848	57,373
Change in unrealized appreciation (depreciation)	50,563	594,837	(315,224)

Net gain (loss) on investments	317,092	1,317,685	(257,851)

Net increase (decrease) in net assets from operations	305,654	1,296,117	(301,442)

Contract owner transactions:
Variable annuity deposits	41,535	45,030	14,814
Terminations, withdrawals and annuity payments	(250,573)	(234,244)	(57,672)
Transfers between subaccounts, net	733,639	1,944,541	4,487,601
Maintenance charges and mortality adjustments	(6,724)	(34,929)	(35,201)

Increase (decrease) in net assets from contract transactions	517,877	1,720,398	4,409,542

Total increase (decrease) in net assets	823,531	3,016,515	4,108,100

Net assets as of December 31, 2021	$1,867,820	$4,274,046	$4,540,805

Investment income (loss):
Dividend distributions	—	31,961	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,749)	(53,442)	(21,532)

Net investment income (loss)	(9,749)	(21,481)	(21,532)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,388	—	—
Realized capital gain (loss) on investments	(44,785)	1,486,793	158,795
Change in unrealized appreciation (depreciation)	(479,707)	82,188	403,519

Net gain (loss) on investments	(492,104)	1,568,981	562,314

Net increase (decrease) in net assets from operations	(501,853)	1,547,500	540,782

Contract owner transactions:
Variable annuity deposits	29,084	114,676	3,814
Terminations, withdrawals and annuity payments	(108,875)	(776,257)	(38,639)
Transfers between subaccounts, net	(769,041)	(1,405,595)	(4,531,856)
Maintenance charges and mortality adjustments	(5,189)	(23,477)	(12,776)

Increase (decrease) in net assets from contract transactions	(854,021)	(2,090,653)	(4,579,457)

Total increase (decrease) in net assets	(1,355,874)	(543,153)	(4,038,675)

Net assets as of December 31, 2022	$511,946	$3,730,893	$502,130

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Europe 1.25x Strategy (d)	Rydex VIF Financial Services	Rydex VIF Government Long Bond 1.2x Strategy (d)
Net assets as of December 31, 2020	$636,190	$1,879,291	$1,362,228

Investment income (loss):
Dividend distributions	1,554	4,005	4,690
Investment Expenses:
Mortality and expense risk and administrative charges	(8,384)	(18,710)	(14,486)

Net investment income (loss)	(6,830)	(14,705)	(9,796)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	23,860	—
Realized capital gain (loss) on investments	73,581	438,364	(34,005)
Change in unrealized appreciation (depreciation)	27,947	31,828	(65,334)

Net gain (loss) on investments	101,528	494,052	(99,339)

Net increase (decrease) in net assets from operations	94,698	479,347	(109,135)

Contract owner transactions:
Variable annuity deposits	34,004	425	268,911
Terminations, withdrawals and annuity payments	(126,598)	(252,777)	(140,061)
Transfers between subaccounts, net	(3,590)	(640,895)	(47,360)
Maintenance charges and mortality adjustments	(2,787)	(8,283)	(3,920)

Increase (decrease) in net assets from contract transactions	(98,971)	(901,530)	77,570

Total increase (decrease) in net assets	(4,273)	(422,183)	(31,565)

Net assets as of December 31, 2021	$631,917	$1,457,108	$1,330,663

Investment income (loss):
Dividend distributions	—	6,207	16,257
Investment Expenses:
Mortality and expense risk and administrative charges	(5,958)	(11,818)	(10,583)

Net investment income (loss)	(5,958)	(5,611)	5,674

Increase (decrease) in net assets from operations:
Capital gain distributions	—	84,435	—
Realized capital gain (loss) on investments	(7,689)	(5,287)	(201,405)
Change in unrealized appreciation (depreciation)	(80,086)	(313,874)	(383,472)

Net gain (loss) on investments	(87,775)	(234,726)	(584,877)

Net increase (decrease) in net assets from operations	(93,733)	(240,337)	(579,203)

Contract owner transactions:
Variable annuity deposits	8,572	88,510	123
Terminations, withdrawals and annuity payments	(58,365)	(206,827)	(84,483)
Transfers between subaccounts, net	(2,481)	(306,931)	142,703
Maintenance charges and mortality adjustments	(2,198)	(5,269)	(3,374)

Increase (decrease) in net assets from contract transactions	(54,472)	(430,517)	54,969

Total increase (decrease) in net assets	(148,205)	(670,854)	(524,234)

Net assets as of December 31, 2022	$483,712	$786,254	$806,429

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Health Care	Rydex VIF High Yield Strategy	Rydex VIF Internet
Net assets as of December 31, 2020	$4,790,332	$23,119	$3,191,204

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(41,741)	(3,308)	(21,023)

Net investment income (loss)	(41,741)	(3,308)	(21,023)

Increase (decrease) in net assets from operations:
Capital gain distributions	185,863	—	149,813
Realized capital gain (loss) on investments	625,334	243	685,746
Change in unrealized appreciation (depreciation)	(230,703)	5,004	(712,596)

Net gain (loss) on investments	580,494	5,247	122,963

Net increase (decrease) in net assets from operations	538,753	1,939	101,940

Contract owner transactions:
Variable annuity deposits	23,582	—	32,067
Terminations, withdrawals and annuity payments	(469,873)	—	(443,750)
Transfers between subaccounts, net	(1,496,918)	238,729	(1,865,697)
Maintenance charges and mortality adjustments	(20,397)	(49)	(10,579)

Increase (decrease) in net assets from contract transactions	(1,963,606)	238,680	(2,287,959)

Total increase (decrease) in net assets	(1,424,853)	240,619	(2,186,019)

Net assets as of December 31, 2021	$3,365,479	$263,738	$1,005,185

Investment income (loss):
Dividend distributions	—	345	—
Investment Expenses:
Mortality and expense risk and administrative charges	(35,726)	(1,241)	(8,117)

Net investment income (loss)	(35,726)	(896)	(8,117)

Increase (decrease) in net assets from operations:
Capital gain distributions	143,449	—	145,403
Realized capital gain (loss) on investments	(7,830)	(25,501)	(90,108)
Change in unrealized appreciation (depreciation)	(657,707)	(7,639)	(495,532)

Net gain (loss) on investments	(522,088)	(33,140)	(440,237)

Net increase (decrease) in net assets from operations	(557,814)	(34,036)	(448,354)

Contract owner transactions:
Variable annuity deposits	2,636	—	722
Terminations, withdrawals and annuity payments	(190,759)	(684)	(51,011)
Transfers between subaccounts, net	18,118	(209,111)	(12,659)
Maintenance charges and mortality adjustments	(4,399)	(283)	(4,444)

Increase (decrease) in net assets from contract transactions	(174,404)	(210,078)	(67,392)

Total increase (decrease) in net assets	(732,218)	(244,114)	(515,746)

Net assets as of December 31, 2022	$2,633,261	$19,624	$489,439

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Inverse Dow 2x Strategy (d)	Rydex VIF Inverse Government Long Bond Strategy (d)	Rydex VIF Inverse Mid-Cap Strategy (d)
Net assets as of December 31, 2020	$264,430	$253,104	$8,362

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,179)	(3,297)	(108)

Net investment income (loss)	(3,179)	(3,297)	(108)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(37,022)	(7,059)	(3,037)
Change in unrealized appreciation (depreciation)	(68,353)	21,974	1,629

Net gain (loss) on investments	(105,375)	14,915	(1,408)

Net increase (decrease) in net assets from operations	(108,554)	11,618	(1,516)

Contract owner transactions:
Variable annuity deposits	3	1,761	5,030
Terminations, withdrawals and annuity payments	(4,100)	(10,815)	(5,180)
Transfers between subaccounts, net	43,046	(55,252)	1,088
Maintenance charges and mortality adjustments	(506)	(1,450)	(91)

Increase (decrease) in net assets from contract transactions	38,443	(65,756)	847

Total increase (decrease) in net assets	(70,111)	(54,138)	(669)

Net assets as of December 31, 2021	$194,319	$198,966	$7,693

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,118)	(4,162)	(142)

Net investment income (loss)	(3,118)	(4,162)	(142)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(227,191)	77,510	(6,435)
Change in unrealized appreciation (depreciation)	19,750	92,028	88

Net gain (loss) on investments	(207,441)	169,538	(6,347)

Net increase (decrease) in net assets from operations	(210,559)	165,376	(6,489)

Contract owner transactions:
Variable annuity deposits	—	461	—
Terminations, withdrawals and annuity payments	(38,092)	(37,075)	(2,598)
Transfers between subaccounts, net	293,031	(24,724)	24,831
Maintenance charges and mortality adjustments	(552)	(1,920)	(34)

Increase (decrease) in net assets from contract transactions	254,387	(63,258)	22,199

Total increase (decrease) in net assets	43,828	102,118	15,710

Net assets as of December 31, 2022	$238,147	$301,084	$23,403

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Inverse NASDAQ-100® Strategy (d)	Rydex VIF Inverse Russell 2000® Strategy (d)	Rydex VIF Inverse S&P 500 Strategy (d)
Net assets as of December 31, 2020	$51,286	$69,952	$184,860

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,079)	(1,032)	(1,726)

Net investment income (loss)	(1,079)	(1,032)	(1,726)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(34,617)	(55,478)	(54,101)
Change in unrealized appreciation (depreciation)	(18,841)	39,959	12,042

Net gain (loss) on investments	(53,458)	(15,519)	(42,059)

Net increase (decrease) in net assets from operations	(54,537)	(16,551)	(43,785)

Contract owner transactions:
Variable annuity deposits	73,368	10,329	75
Terminations, withdrawals and annuity payments	(40,050)	(4,917)	(16,136)
Transfers between subaccounts, net	613,129	14,200	2,249
Maintenance charges and mortality adjustments	(366)	(772)	(1,079)

Increase (decrease) in net assets from contract transactions	646,081	18,840	(14,891)

Total increase (decrease) in net assets	591,544	2,289	(58,676)

Net assets as of December 31, 2021	$642,830	$72,241	$126,184

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,371)	(1,022)	(2,386)

Net investment income (loss)	(4,371)	(1,022)	(2,386)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	6,612	1,517	(212,641)
Change in unrealized appreciation (depreciation)	43,045	8,954	22,546

Net gain (loss) on investments	49,657	10,471	(190,095)

Net increase (decrease) in net assets from operations	45,286	9,449	(192,481)

Contract owner transactions:
Variable annuity deposits	4,630	5,110	(134)
Terminations, withdrawals and annuity payments	(37,762)	(16,583)	(26,476)
Transfers between subaccounts, net	(291,873)	29,709	311,262
Maintenance charges and mortality adjustments	(1,407)	(822)	(1,165)

Increase (decrease) in net assets from contract transactions	(326,412)	17,414	283,487

Total increase (decrease) in net assets	(281,126)	26,863	91,006

Net assets as of December 31, 2022	$361,704	$99,104	$217,190

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Japan 2x Strategy (d)	Rydex VIF Leisure	Rydex VIF Mid- Cap 1.5x Strategy (d)
Net assets as of December 31, 2020	$490,395	$471,072	$1,051,709

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,637)	(8,369)	(13,193)

Net investment income (loss)	(5,637)	(8,369)	(13,193)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,277	175,149
Realized capital gain (loss) on investments	30,218	71,057	121,614
Change in unrealized appreciation (depreciation)	(90,252)	(109,860)	24,986

Net gain (loss) on investments	(60,034)	(30,526)	321,749

Net increase (decrease) in net assets from operations	(65,671)	(38,895)	308,556

Contract owner transactions:
Variable annuity deposits	500	13,266	46,550
Terminations, withdrawals and annuity payments	(31,129)	(77,199)	(249,107)
Transfers between subaccounts, net	(30,624)	50,982	(233,110)
Maintenance charges and mortality adjustments	(3,581)	(3,765)	(5,753)

Increase (decrease) in net assets from contract transactions	(64,834)	(16,716)	(441,420)

Total increase (decrease) in net assets	(130,505)	(55,611)	(132,864)

Net assets as of December 31, 2021	$359,890	$415,461	$918,845

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,034)	(4,193)	(8,946)

Net investment income (loss)	(3,034)	(4,193)	(8,946)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	43,786
Realized capital gain (loss) on investments	(19,354)	(9,905)	(35,514)
Change in unrealized appreciation (depreciation)	(132,980)	(106,814)	(221,521)

Net gain (loss) on investments	(152,334)	(116,719)	(213,249)

Net increase (decrease) in net assets from operations	(155,368)	(120,912)	(222,195)

Contract owner transactions:
Variable annuity deposits	7,116	90,654	20,123
Terminations, withdrawals and annuity payments	(37,274)	(25,928)	(98,891)
Transfers between subaccounts, net	14,466	(11,411)	(46,832)
Maintenance charges and mortality adjustments	(1,963)	(1,937)	(2,504)

Increase (decrease) in net assets from contract transactions	(17,655)	51,378	(128,104)

Total increase (decrease) in net assets	(173,023)	(69,534)	(350,299)

Net assets as of December 31, 2022	$186,867	$345,927	$568,546

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Money Market (c)	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy (d)
Net assets as of December 31, 2020	$48,650,488	$6,977,732	$14,023,444

Investment income (loss):
Dividend distributions	473	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(647,678)	(98,342)	(128,239)

Net investment income (loss)	(647,205)	(98,342)	(128,239)

Increase (decrease) in net assets from operations:
Capital gain distributions	89	540,178	1,135,784
Realized capital gain (loss) on investments	—	1,049,497	4,947,415
Change in unrealized appreciation (depreciation)	—	(140,344)	(1,342,404)

Net gain (loss) on investments	89	1,449,331	4,740,795

Net increase (decrease) in net assets from operations	(647,116)	1,350,989	4,612,556

Contract owner transactions:
Variable annuity deposits	13,843,148	268,415	440
Terminations, withdrawals and annuity payments	(13,286,475)	(633,790)	(2,043,085)
Transfers between subaccounts, net	1,920,683	3,263,835	(5,891,039)
Maintenance charges and mortality adjustments	(157,650)	(38,667)	(42,251)

Increase (decrease) in net assets from contract transactions	2,319,706	2,859,793	(7,975,935)

Total increase (decrease) in net assets	1,672,590	4,210,782	(3,363,379)

Net assets as of December 31, 2021	$50,323,078	$11,188,514	$10,660,065

Investment income (loss):
Dividend distributions	473,137	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(652,039)	(135,870)	(73,333)

Net investment income (loss)	(178,902)	(135,870)	(73,333)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,304	162,942	926,370
Realized capital gain (loss) on investments	—	(4,559,375)	(4,108,332)
Change in unrealized appreciation (depreciation)	—	(1,861,063)	(4,878,429)

Net gain (loss) on investments	2,304	(6,257,496)	(8,060,391)

Net increase (decrease) in net assets from operations	(176,598)	(6,393,366)	(8,133,724)

Contract owner transactions:
Variable annuity deposits	13,624,635	16,163	103,275
Terminations, withdrawals and annuity payments	(8,507,910)	(427,407)	(404,206)
Transfers between subaccounts, net	27,314,541	(683,363)	1,276,355
Maintenance charges and mortality adjustments	(202,761)	(73,662)	(38,021)

Increase (decrease) in net assets from contract transactions	32,228,505	(1,168,269)	937,403

Total increase (decrease) in net assets	32,051,907	(7,561,635)	(7,196,321)

Net assets as of December 31, 2022	$82,374,985	$3,626,879	$3,463,744

(c)	Liquidation. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Nova_(d)	Rydex VIF Precious Metals	Rydex VIF Real Estate
Net assets as of December 31, 2020	$2,388,633	$4,713,784	$2,195,538

Investment income (loss):
Dividend distributions	9,348	155,241	16,498
Investment Expenses:
Mortality and expense risk and administrative charges	(33,130)	(53,028)	(29,572)

Net investment income (loss)	(23,782)	102,213	(13,074)

Increase (decrease) in net assets from operations:
Capital gain distributions	111,958	—	—
Realized capital gain (loss) on investments	502,263	245,649	209,089
Change in unrealized appreciation (depreciation)	263,474	(806,316)	479,970

Net gain (loss) on investments	877,695	(560,667)	689,059

Net increase (decrease) in net assets from operations	853,913	(458,454)	675,985

Contract owner transactions:
Variable annuity deposits	2,801	88,270	22,289
Terminations, withdrawals and annuity payments	(306,348)	(515,336)	(376,624)
Transfers between subaccounts, net	338,337	(72,562)	201,840
Maintenance charges and mortality adjustments	(14,223)	(18,670)	(14,335)

Increase (decrease) in net assets from contract transactions	20,567	(518,298)	(166,830)

Total increase (decrease) in net assets	874,480	(976,752)	509,155

Net assets as of December 31, 2021	$3,263,113	$3,737,032	$2,704,693

Investment income (loss):
Dividend distributions	8,366	17,718	18,028
Investment Expenses:
Mortality and expense risk and administrative charges	(25,903)	(41,652)	(24,329)

Net investment income (loss)	(17,537)	(23,934)	(6,301)

Increase (decrease) in net assets from operations:
Capital gain distributions	237,172	—	98,150
Realized capital gain (loss) on investments	(34,989)	(7,732)	(6,692)
Change in unrealized appreciation (depreciation)	(1,073,622)	(587,843)	(806,417)

Net gain (loss) on investments	(871,439)	(595,575)	(714,959)

Net increase (decrease) in net assets from operations	(888,976)	(619,509)	(721,260)

Contract owner transactions:
Variable annuity deposits	79,885	68,078	28,011
Terminations, withdrawals and annuity payments	(163,653)	(239,468)	(211,702)
Transfers between subaccounts, net	(602,387)	345,898	(325,566)
Maintenance charges and mortality adjustments	(11,170)	(15,584)	2,590

Increase (decrease) in net assets from contract transactions	(697,325)	158,924	(506,667)

Total increase (decrease) in net assets	(1,586,301)	(460,585)	(1,227,927)

Net assets as of December 31, 2022	$1,676,812	$3,276,447	$1,476,766

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy (d)	Rydex VIF Russell 2000® 2x Strategy (d)
Net assets as of December 31, 2020	$1,142,121	$1,379,767	$12,377,233

Investment income (loss):
Dividend distributions	—	783	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,077)	(11,291)	(60,448)

Net investment income (loss)	(8,077)	(10,508)	(60,448)

Increase (decrease) in net assets from operations:
Capital gain distributions	39,636	229,619	333,586
Realized capital gain (loss) on investments	219,387	152,964	51,033
Change in unrealized appreciation (depreciation)	(151,960)	(201,765)	(592,070)

Net gain (loss) on investments	107,063	180,818	(207,451)

Net increase (decrease) in net assets from operations	98,986	170,310	(267,899)

Contract owner transactions:
Variable annuity deposits	—	15,123	93
Terminations, withdrawals and annuity payments	(128,186)	(94,937)	(358,302)
Transfers between subaccounts, net	(564,136)	403,600	(10,675,030)
Maintenance charges and mortality adjustments	(4,668)	(5,774)	(46,839)

Increase (decrease) in net assets from contract transactions	(696,990)	318,012	(11,080,078)

Total increase (decrease) in net assets	(598,004)	488,322	(11,347,977)

Net assets as of December 31, 2021	$544,117	$1,868,089	$1,029,256

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,913)	(8,356)	(12,789)

Net investment income (loss)	(4,913)	(8,356)	(12,789)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,621	—	—
Realized capital gain (loss) on investments	863	(239,677)	(479,438)
Change in unrealized appreciation (depreciation)	(156,331)	(245,466)	(86,273)

Net gain (loss) on investments	(145,847)	(485,143)	(565,711)

Net increase (decrease) in net assets from operations	(150,760)	(493,499)	(578,500)

Contract owner transactions:
Variable annuity deposits	79,460	(33)	110,563
Terminations, withdrawals and annuity payments	(16,938)	(8,013)	(107,304)
Transfers between subaccounts, net	(12,429)	(895,473)	(68,874)
Maintenance charges and mortality adjustments	(1,928)	(2,715)	(9,075)

Increase (decrease) in net assets from contract transactions	48,165	(906,234)	(74,690)

Total increase (decrease) in net assets	(102,595)	(1,399,733)	(653,190)

Net assets as of December 31, 2022	$441,522	$468,356	$376,066

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF S&P 500 2x Strategy (d)	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value
Net assets as of December 31, 2020	$4,045,097	$3,928,105	$8,381,376

Investment income (loss):
Dividend distributions	—	—	49,691
Investment Expenses:
Mortality and expense risk and administrative charges	(51,854)	(61,206)	(99,244)

Net investment income (loss)	(51,854)	(61,206)	(49,553)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	20,946	27,452
Realized capital gain (loss) on investments	1,778,442	470,702	1,856,121
Change in unrealized appreciation (depreciation)	827,213	689,370	713,712

Net gain (loss) on investments	2,605,655	1,181,018	2,597,285

Net increase (decrease) in net assets from operations	2,553,801	1,119,812	2,547,732

Contract owner transactions:
Variable annuity deposits	6,392	57,692	297,083
Terminations, withdrawals and annuity payments	(573,177)	(507,358)	(1,502,113)
Transfers between subaccounts, net	1,558,259	2,928,259	(2,784,364)
Maintenance charges and mortality adjustments	(22,702)	(23,138)	(43,221)

Increase (decrease) in net assets from contract transactions	968,772	2,455,455	(4,032,615)

Total increase (decrease) in net assets	3,522,573	3,575,267	(1,484,883)

Net assets as of December 31, 2021	$7,567,670	$7,503,372	$6,896,493

Investment income (loss):
Dividend distributions	—	—	65,621
Investment Expenses:
Mortality and expense risk and administrative charges	(33,889)	(45,101)	(83,766)

Net investment income (loss)	(33,889)	(45,101)	(18,145)

Increase (decrease) in net assets from operations:
Capital gain distributions	418,289	568,186	700,089
Realized capital gain (loss) on investments	(478,203)	(456,975)	442,549
Change in unrealized appreciation (depreciation)	(1,903,407)	(2,026,583)	(1,422,478)

Net gain (loss) on investments	(1,963,321)	(1,915,372)	(279,840)

Net increase (decrease) in net assets from operations	(1,997,210)	(1,960,473)	(297,985)

Contract owner transactions:
Variable annuity deposits	48,561	195,862	70,065
Terminations, withdrawals and annuity payments	(244,410)	(561,757)	(843,645)
Transfers between subaccounts, net	(3,487,358)	(2,166,708)	1,186,463
Maintenance charges and mortality adjustments	(19,123)	(16,878)	(32,716)

Increase (decrease) in net assets from contract transactions	(3,702,330)	(2,549,481)	380,167

Total increase (decrease) in net assets	(5,699,540)	(4,509,954)	82,182

Net assets as of December 31, 2022	$1,868,130	$2,993,418	$6,978,675

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth
Net assets as of December 31, 2020	$3,129,376	$2,759,688	$2,816,483

Investment income (loss):
Dividend distributions	—	2,853	—
Investment Expenses:
Mortality and expense risk and administrative charges	(33,981)	(43,506)	(40,895)

Net investment income (loss)	(33,981)	(40,653)	(40,895)

Increase (decrease) in net assets from operations:
Capital gain distributions	202,282	131,259	14,852
Realized capital gain (loss) on investments	403,464	466,636	496,144
Change in unrealized appreciation (depreciation)	(355,624)	285,674	(179,383)

Net gain (loss) on investments	250,122	883,569	331,613

Net increase (decrease) in net assets from operations	216,141	842,916	290,718

Contract owner transactions:
Variable annuity deposits	51,933	79,838	68,557
Terminations, withdrawals and annuity payments	(466,594)	(409,199)	(446,585)
Transfers between subaccounts, net	(635,354)	(206,894)	(609,210)
Maintenance charges and mortality adjustments	(13,311)	(12,339)	(9,453)

Increase (decrease) in net assets from contract transactions	(1,063,326)	(548,594)	(996,691)

Total increase (decrease) in net assets	(847,185)	294,322	(705,973)

Net assets as of December 31, 2021	$2,282,191	$3,054,010	$2,110,510

Investment income (loss):
Dividend distributions	—	21,687	—
Investment Expenses:
Mortality and expense risk and administrative charges	(19,791)	(28,848)	(16,590)

Net investment income (loss)	(19,791)	(7,161)	(16,590)

Increase (decrease) in net assets from operations:
Capital gain distributions	292,765	430,645	228,436
Realized capital gain (loss) on investments	(78,357)	(18,657)	(104,532)
Change in unrealized appreciation (depreciation)	(687,600)	(586,850)	(682,780)

Net gain (loss) on investments	(473,192)	(174,862)	(558,876)

Net increase (decrease) in net assets from operations	(492,983)	(182,023)	(575,466)

Contract owner transactions:
Variable annuity deposits	27,198	33,388	11,865
Terminations, withdrawals and annuity payments	(123,049)	(127,916)	(130,798)
Transfers between subaccounts, net	(331,694)	(79,678)	(305,077)
Maintenance charges and mortality adjustments	(8,966)	(9,621)	(7,137)

Increase (decrease) in net assets from contract transactions	(436,511)	(183,827)	(431,147)

Total increase (decrease) in net assets	(929,494)	(365,850)	(1,006,613)

Net assets as of December 31, 2022	$1,352,697	$2,688,160	$1,103,897

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy (d)	Rydex VIF Technology
Net assets as of December 31, 2020	$2,416,477	$609,655	$4,803,474

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(72,250)	(8,708)	(49,565)

Net investment income (loss)	(72,250)	(8,708)	(49,565)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	235,325
Realized capital gain (loss) on investments	2,616,651	(8,982)	845,915
Change in unrealized appreciation (depreciation)	384,444	75,901	(378,125)

Net gain (loss) on investments	3,001,095	66,919	703,115

Net increase (decrease) in net assets from operations	2,928,845	58,211	653,550

Contract owner transactions:
Variable annuity deposits	84,560	—	81,558
Terminations, withdrawals and annuity payments	(223,384)	(20,797)	(707,890)
Transfers between subaccounts, net	(269,000)	(801)	(908,683)
Maintenance charges and mortality adjustments	(32,576)	(1,710)	(21,557)

Increase (decrease) in net assets from contract transactions	(440,400)	(23,308)	(1,556,572)

Total increase (decrease) in net assets	2,488,445	34,903	(903,022)

Net assets as of December 31, 2021	$4,904,922	$644,558	$3,900,452

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(28,896)	(8,915)	(33,561)

Net investment income (loss)	(28,896)	(8,915)	(33,561)

Increase (decrease) in net assets from operations:
Capital gain distributions	299,156	—	189,671
Realized capital gain (loss) on investments	(106,984)	29,260	(12,365)
Change in unrealized appreciation (depreciation)	(534,393)	75,396	(1,587,596)

Net gain (loss) on investments	(342,221)	104,656	(1,410,290)

Net increase (decrease) in net assets from operations	(371,117)	95,741	(1,443,851)

Contract owner transactions:
Variable annuity deposits	19,260	(10)	213,925
Terminations, withdrawals and annuity payments	(165,440)	(66,577)	(201,017)
Transfers between subaccounts, net	(3,019,901)	(32,960)	(209,521)
Maintenance charges and mortality adjustments	(11,618)	(1,615)	(14,830)

Increase (decrease) in net assets from contract transactions	(3,177,699)	(101,162)	(211,443)

Total increase (decrease) in net assets	(3,548,816)	(5,421)	(1,655,294)

Net assets as of December 31, 2022	$1,356,106	$639,137	$2,245,158

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Telecommunications	Rydex VIF Transportation	Rydex VIF Utilities
Net assets as of December 31, 2020	$623,044	$627,215	$3,763,441

Investment income (loss):
Dividend distributions	5,326	—	54,883
Investment Expenses:
Mortality and expense risk and administrative charges	(8,994)	(6,842)	(38,350)

Net investment income (loss)	(3,668)	(6,842)	16,533

Increase (decrease) in net assets from operations:
Capital gain distributions	—	56,966	—
Realized capital gain (loss) on investments	33,668	39,899	52,278
Change in unrealized appreciation (depreciation)	22,255	5,139	365,331

Net gain (loss) on investments	55,923	102,004	417,609

Net increase (decrease) in net assets from operations	52,255	95,162	434,142

Contract owner transactions:
Variable annuity deposits	3,011	11,851	24,437
Terminations, withdrawals and annuity payments	(24,774)	(40,258)	(332,460)
Transfers between subaccounts, net	(35)	(163,130)	(279,090)
Maintenance charges and mortality adjustments	(4,046)	(3,290)	(13,353)

Increase (decrease) in net assets from contract transactions	(25,844)	(194,827)	(600,466)

Total increase (decrease) in net assets	26,411	(99,665)	(166,324)

Net assets as of December 31, 2021	$649,455	$527,550	$3,597,117

Investment income (loss):
Dividend distributions	2,720	—	28,652
Investment Expenses:
Mortality and expense risk and administrative charges	(6,266)	(4,819)	(43,636)

Net investment income (loss)	(3,546)	(4,819)	(14,984)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	39,421	22,992
Realized capital gain (loss) on investments	4,638	(156,257)	149,622
Change in unrealized appreciation (depreciation)	(161,334)	(220,126)	(284,701)

Net gain (loss) on investments	(156,696)	(336,962)	(112,087)

Net increase (decrease) in net assets from operations	(160,242)	(341,781)	(127,071)

Contract owner transactions:
Variable annuity deposits	119,322	119,346	69,293
Terminations, withdrawals and annuity payments	(23,539)	(28,729)	(579,799)
Transfers between subaccounts, net	(113,304)	109,530	463,209
Maintenance charges and mortality adjustments	(3,059)	(2,563)	4,143

Increase (decrease) in net assets from contract transactions	(20,580)	197,584	(43,154)

Total increase (decrease) in net assets	(180,822)	(144,197)	(170,225)

Net assets as of December 31, 2022	$468,633	$383,353	$3,426,892

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Rydex VIF Weakening Dollar 2x Strategy (d)	T. Rowe Price Blue Chip Growth	T. Rowe Price Capital Appreciation
Net assets as of December 31, 2020	$167,310	$2,695,743	$8,018,634

Investment income (loss):
Dividend distributions	—	—	48,202
Investment Expenses:
Mortality and expense risk and administrative charges	(2,088)	(20,705)	(76,923)

Net investment income (loss)	(2,088)	(20,705)	(28,721)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	368,416	641,300
Realized capital gain (loss) on investments	(9,123)	234,789	451,423
Change in unrealized appreciation (depreciation)	(14,572)	(96,382)	269,499

Net gain (loss) on investments	(23,695)	506,823	1,362,222

Net increase (decrease) in net assets from operations	(25,783)	486,118	1,333,501

Contract owner transactions:
Variable annuity deposits	—	314,596	152,069
Terminations, withdrawals and annuity payments	(19,703)	(147,474)	(1,165,253)
Transfers between subaccounts, net	(14,998)	(199,305)	(103,539)
Maintenance charges and mortality adjustments	(925)	(2,828)	(18,131)

Increase (decrease) in net assets from contract transactions	(35,626)	(35,011)	(1,134,854)

Total increase (decrease) in net assets	(61,409)	451,107	198,647

Net assets as of December 31, 2021	$105,901	$3,146,850	$8,217,281

Investment income (loss):
Dividend distributions	—	—	84,028
Investment Expenses:
Mortality and expense risk and administrative charges	(1,181)	(11,958)	(68,339)

Net investment income (loss)	(1,181)	(11,958)	15,689

Increase (decrease) in net assets from operations:
Capital gain distributions	—	88,412	495,202
Realized capital gain (loss) on investments	(20,824)	(85,846)	159,829
Change in unrealized appreciation (depreciation)	(1,896)	(1,136,437)	(1,730,264)

Net gain (loss) on investments	(22,720)	(1,133,871)	(1,075,233)

Net increase (decrease) in net assets from operations	(23,901)	(1,145,829)	(1,059,544)

Contract owner transactions:
Variable annuity deposits	268	165,011	207,795
Terminations, withdrawals and annuity payments	(13,049)	(307,576)	(899,864)
Transfers between subaccounts, net	35,806	(264,994)	314,362
Maintenance charges and mortality adjustments	(575)	(2,664)	(16,184)

Increase (decrease) in net assets from contract transactions	22,450	(410,223)	(393,891)

Total increase (decrease) in net assets	(1,451)	(1,556,052)	(1,453,435)

Net assets as of December 31, 2022	$104,450	$1,590,798	$6,763,846

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Growth Stock	T. Rowe Price Health Sciences
Net assets as of December 31, 2020	$546,324	$8,121,311	$12,995,970

Investment income (loss):
Dividend distributions	8,418	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,615)	(76,716)	(109,810)

Net investment income (loss)	3,803	(76,716)	(109,810)

Increase (decrease) in net assets from operations:
Capital gain distributions	54,126	748,357	934,217
Realized capital gain (loss) on investments	22,665	724,440	623,279
Change in unrealized appreciation (depreciation)	56,298	8,982	129,331

Net gain (loss) on investments	133,089	1,481,779	1,686,827

Net increase (decrease) in net assets from operations	136,892	1,405,063	1,577,017

Contract owner transactions:
Variable annuity deposits	45,057	195,878	1,465,062
Terminations, withdrawals and annuity payments	(137,032)	(1,362,934)	(1,023,880)
Transfers between subaccounts, net	181,029	43,058	(189,456)
Maintenance charges and mortality adjustments	(342)	(24,148)	(31,625)

Increase (decrease) in net assets from contract transactions	88,712	(1,148,146)	220,101

Total increase (decrease) in net assets	225,604	256,917	1,797,118

Net assets as of December 31, 2021	$771,928	$8,378,228	$14,793,088

Investment income (loss):
Dividend distributions	15,763	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,480)	(54,536)	(93,439)

Net investment income (loss)	11,283	(54,536)	(93,439)

Increase (decrease) in net assets from operations:
Capital gain distributions	56,386	172,986	199,641
Realized capital gain (loss) on investments	8,283	157,625	81,770
Change in unrealized appreciation (depreciation)	(104,824)	(3,711,348)	(2,199,549)

Net gain (loss) on investments	(40,155)	(3,380,737)	(1,918,138)

Net increase (decrease) in net assets from operations	(28,872)	(3,435,273)	(2,011,577)

Contract owner transactions:
Variable annuity deposits	1,458	143,985	391,204
Terminations, withdrawals and annuity payments	(143,354)	(639,949)	(807,733)
Transfers between subaccounts, net	483,714	225,881	(510,153)
Maintenance charges and mortality adjustments	(682)	(26,784)	(29,219)

Increase (decrease) in net assets from contract transactions	341,136	(296,867)	(955,901)

Total increase (decrease) in net assets	312,264	(3,732,140)	(2,967,478)

Net assets as of December 31, 2022	$1,084,192	$4,646,088	$11,825,610

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010	T. Rowe Price Retirement 2015
Net assets as of December 31, 2020	$82,656	$1,671	$153,151

Investment income (loss):
Dividend distributions	945	24	1,996
Investment Expenses:
Mortality and expense risk and administrative charges	(650)	(17)	(1,518)

Net investment income (loss)	295	7	478

Increase (decrease) in net assets from operations:
Capital gain distributions	614	185	15,522
Realized capital gain (loss) on investments	397	1	210
Change in unrealized appreciation (depreciation)	(2,168)	(74)	(3,532)

Net gain (loss) on investments	(1,157)	112	12,200

Net increase (decrease) in net assets from operations	(862)	119	12,678

Contract owner transactions:
Variable annuity deposits	16,555	—	12,665
Terminations, withdrawals and annuity payments	(19,893)	—	(348)
Transfers between subaccounts, net	22,439	—	—
Maintenance charges and mortality adjustments	(134)	(6)	(42)

Increase (decrease) in net assets from contract transactions	18,967	(6)	12,275

Total increase (decrease) in net assets	18,105	113	24,953

Net assets as of December 31, 2021	$100,761	$1,784	$178,104

Investment income (loss):
Dividend distributions	1,217	34	3,041
Investment Expenses:
Mortality and expense risk and administrative charges	(510)	(15)	(1,413)

Net investment income (loss)	707	19	1,628

Increase (decrease) in net assets from operations:
Capital gain distributions	95	120	12,400
Realized capital gain (loss) on investments	(2,245)	(2)	(1,236)
Change in unrealized appreciation (depreciation)	(3,440)	(407)	(39,724)

Net gain (loss) on investments	(5,590)	(289)	(28,560)

Net increase (decrease) in net assets from operations	(4,883)	(270)	(26,932)

Contract owner transactions:
Variable annuity deposits	(27)	—	12,969
Terminations, withdrawals and annuity payments	(11,045)	—	(20,360)
Transfers between subaccounts, net	(25,422)	7	—
Maintenance charges and mortality adjustments	(175)	(5)	(38)

Increase (decrease) in net assets from contract transactions	(36,669)	2	(7,429)

Total increase (decrease) in net assets	(41,552)	(268)	(34,361)

Net assets as of December 31, 2022	$59,209	$1,516	$143,743

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025	T. Rowe Price Retirement 2030
Net assets as of December 31, 2020	$138,935	$64,223	$225,940

Investment income (loss):
Dividend distributions	1,384	591	1,515
Investment Expenses:
Mortality and expense risk and administrative charges	(1,289)	(630)	(2,314)

Net investment income (loss)	95	(39)	(799)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,755	6,388	21,668
Realized capital gain (loss) on investments	3,332	129	584
Change in unrealized appreciation (depreciation)	(4,806)	200	6,376

Net gain (loss) on investments	12,281	6,717	28,628

Net increase (decrease) in net assets from operations	12,376	6,678	27,829

Contract owner transactions:
Variable annuity deposits	7,083	2,590	21,994
Terminations, withdrawals and annuity payments	(9,939)	—	—
Transfers between subaccounts, net	(13,235)	—	311
Maintenance charges and mortality adjustments	(522)	(274)	(417)

Increase (decrease) in net assets from contract transactions	(16,613)	2,316	21,888

Total increase (decrease) in net assets	(4,237)	8,994	49,717

Net assets as of December 31, 2021	$134,698	$73,217	$275,657

Investment income (loss):
Dividend distributions	2,242	982	3,423
Investment Expenses:
Mortality and expense risk and administrative charges	(1,075)	(526)	(2,323)

Net investment income (loss)	1,167	456	1,100

Increase (decrease) in net assets from operations:
Capital gain distributions	10,875	5,544	24,616
Realized capital gain (loss) on investments	(263)	981	(78)
Change in unrealized appreciation (depreciation)	(33,170)	(18,200)	(77,935)

Net gain (loss) on investments	(22,558)	(11,675)	(53,397)

Net increase (decrease) in net assets from operations	(21,391)	(11,219)	(52,297)

Contract owner transactions:
Variable annuity deposits	2,432	8,192	40,010
Terminations, withdrawals and annuity payments	(1,604)	(10,739)	—
Transfers between subaccounts, net	5	6	3,095
Maintenance charges and mortality adjustments	(413)	(348)	(531)

Increase (decrease) in net assets from contract transactions	420	(2,889)	42,574

Total increase (decrease) in net assets	(20,971)	(14,108)	(9,723)

Net assets as of December 31, 2022	$113,727	$59,109	$265,934

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040	T. Rowe Price Retirement 2045
Net assets as of December 31, 2020	$238,091	$67,343	$2,645

Investment income (loss):
Dividend distributions	362	188	9
Investment Expenses:
Mortality and expense risk and administrative charges	(1,707)	(666)	(34)

Net investment income (loss)	(1,345)	(478)	(25)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,530	5,024	294
Realized capital gain (loss) on investments	22,212	1,980	13
Change in unrealized appreciation (depreciation)	(2,161)	3,480	205

Net gain (loss) on investments	25,581	10,484	512

Net increase (decrease) in net assets from operations	24,236	10,006	487

Contract owner transactions:
Variable annuity deposits	13,000	5,165	2,025
Terminations, withdrawals and annuity payments	(55,758)	(8,371)	—
Transfers between subaccounts, net	(123,031)	—	—
Maintenance charges and mortality adjustments	(650)	(282)	(46)

Increase (decrease) in net assets from contract transactions	(166,439)	(3,488)	1,979

Total increase (decrease) in net assets	(142,203)	6,518	2,466

Net assets as of December 31, 2021	$95,888	$73,861	$5,111

Investment income (loss):
Dividend distributions	544	615	45
Investment Expenses:
Mortality and expense risk and administrative charges	(762)	(600)	(51)

Net investment income (loss)	(218)	15	(6)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,413	4,627	402
Realized capital gain (loss) on investments	(1,996)	(4)	(4)
Change in unrealized appreciation (depreciation)	(20,198)	(19,809)	(1,585)

Net gain (loss) on investments	(17,781)	(15,186)	(1,187)

Net increase (decrease) in net assets from operations	(17,999)	(15,171)	(1,193)

Contract owner transactions:
Variable annuity deposits	8,937	7,985	2,665
Terminations, withdrawals and annuity payments	—	—	—
Transfers between subaccounts, net	(28,403)	1	5
Maintenance charges and mortality adjustments	(327)	(285)	(63)

Increase (decrease) in net assets from contract transactions	(19,793)	7,701	2,607

Total increase (decrease) in net assets	(37,792)	(7,470)	1,414

Net assets as of December 31, 2022	$58,096	$66,391	$6,525

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055	T. Rowe Price Retirement Balanced
Net assets as of December 31, 2020	$—	$57,115	$112,744

Investment income (loss):
Dividend distributions	—	101	3,273
Investment Expenses:
Mortality and expense risk and administrative charges	—	(515)	(1,530)

Net investment income (loss)	—	(414)	1,743

Increase (decrease) in net assets from operations:
Capital gain distributions	6	2,402	21,255
Realized capital gain (loss) on investments	—	5,728	2,434
Change in unrealized appreciation (depreciation)	(5)	1,016	(16,834)

Net gain (loss) on investments	1	9,146	6,855

Net increase (decrease) in net assets from operations	1	8,732	8,598

Contract owner transactions:
Variable annuity deposits	104	1,056	7,502
Terminations, withdrawals and annuity payments	—	(18,700)	(41,424)
Transfers between subaccounts, net	—	—	141,748
Maintenance charges and mortality adjustments	—	(151)	(881)

Increase (decrease) in net assets from contract transactions	104	(17,795)	106,945

Total increase (decrease) in net assets	105	(9,063)	115,543

Net assets as of December 31, 2021	$105	$48,052	$228,287

Investment income (loss):
Dividend distributions	2	246	4,768
Investment Expenses:
Mortality and expense risk and administrative charges	(2)	(370)	(1,722)

Net investment income (loss)	—	(124)	3,046

Increase (decrease) in net assets from operations:
Capital gain distributions	21	2,177	9,170
Realized capital gain (loss) on investments	(2)	55	(15,969)
Change in unrealized appreciation (depreciation)	(55)	(11,929)	(25,992)

Net gain (loss) on investments	(36)	(9,697)	(32,791)

Net increase (decrease) in net assets from operations	(36)	(9,821)	(29,745)

Contract owner transactions:
Variable annuity deposits	257	991	25,059
Terminations, withdrawals and annuity payments	—	—	(48,139)
Transfers between subaccounts, net	—	—	(35,214)
Maintenance charges and mortality adjustments	(5)	(147)	(824)

Increase (decrease) in net assets from contract transactions	252	844	(59,118)

Total increase (decrease) in net assets	216	(8,977)	(88,863)

Net assets as of December 31, 2022	$321	$39,075	$139,424

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund
Net assets as of December 31, 2020	$6,846,325	$9,817,548	$1,482,690

Investment income (loss):
Dividend distributions	89,464	100,552	—
Investment Expenses:
Mortality and expense risk and administrative charges	(100,518)	(89,557)	(7,429)

Net investment income (loss)	(11,054)	10,995	(7,429)

Increase (decrease) in net assets from operations:
Capital gain distributions	205,036	—	—
Realized capital gain (loss) on investments	194,546	824,286	(118,273)
Change in unrealized appreciation (depreciation)	(1,218,445)	(273,218)	54,095

Net gain (loss) on investments	(818,863)	551,068	(64,178)

Net increase (decrease) in net assets from operations	(829,917)	562,063	(71,607)

Contract owner transactions:
Variable annuity deposits	318,562	21,438	202,447
Terminations, withdrawals and annuity payments	(1,264,286)	(994,114)	(202,306)
Transfers between subaccounts, net	3,723,638	(4,628,101)	(348,326)
Maintenance charges and mortality adjustments	(44,449)	(34,657)	(2,182)

Increase (decrease) in net assets from contract transactions	2,733,465	(5,635,434)	(350,367)

Total increase (decrease) in net assets	1,903,548	(5,073,371)	(421,974)

Net assets as of December 31, 2021	$8,749,873	$4,744,177	$1,060,716

Investment income (loss):
Dividend distributions	168,997	131,190	—
Investment Expenses:
Mortality and expense risk and administrative charges	(72,134)	(55,466)	(5,635)

Net investment income (loss)	96,863	75,724	(5,635)

Increase (decrease) in net assets from operations:
Capital gain distributions	488,331	—	—
Realized capital gain (loss) on investments	(462,814)	(39,247)	(88,138)
Change in unrealized appreciation (depreciation)	(2,052,099)	(488,645)	38,948

Net gain (loss) on investments	(2,026,582)	(527,892)	(49,190)

Net increase (decrease) in net assets from operations	(1,929,719)	(452,168)	(54,825)

Contract owner transactions:
Variable annuity deposits	80,707	13,973	20,989
Terminations, withdrawals and annuity payments	(820,687)	(597,840)	(65,930)
Transfers between subaccounts, net	(459,715)	190,332	(201,452)
Maintenance charges and mortality adjustments	(29,284)	(21,924)	(2,277)

Increase (decrease) in net assets from contract transactions	(1,228,979)	(415,459)	(248,670)

Total increase (decrease) in net assets	(3,158,698)	(867,627)	(303,495)

Net assets as of December 31, 2022	$5,591,175	$3,876,550	$757,221

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Templeton Growth VIP Fund	Third Avenue Value	TOPS® Aggressive Growth ETF
Net assets as of December 31, 2020	$3,933	$17,020	$—

Investment income (loss):
Dividend distributions	45	234	1,377
Investment Expenses:
Mortality and expense risk and administrative charges	(60)	(391)	(3,255)

Net investment income (loss)	(15)	(157)	(1,878)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(12)	(23)	1,089
Change in unrealized appreciation (depreciation)	159	2,256	16,989

Net gain (loss) on investments	147	2,233	18,078

Net increase (decrease) in net assets from operations	132	2,076	16,200

Contract owner transactions:
Variable annuity deposits	—	14,513	21,441
Terminations, withdrawals and annuity payments	—	(10,832)	(67,845)
Transfers between subaccounts, net	—	—	373,942
Maintenance charges and mortality adjustments	(1)	(3)	(54)

Increase (decrease) in net assets from contract transactions	(1)	3,678	327,484

Total increase (decrease) in net assets	131	5,754	343,684

Net assets as of December 31, 2021	$4,064	$22,774	$343,684

Investment income (loss):
Dividend distributions	6	361	1
Investment Expenses:
Mortality and expense risk and administrative charges	(45)	(1,319)	(1,596)

Net investment income (loss)	(39)	(958)	(1,595)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(18)	3,133	(30,082)
Change in unrealized appreciation (depreciation)	(455)	10,120	(16,989)

Net gain (loss) on investments	(473)	13,253	(47,071)

Net increase (decrease) in net assets from operations	(512)	12,295	(48,666)

Contract owner transactions:
Variable annuity deposits	—	235	9,298
Terminations, withdrawals and annuity payments	—	(54,770)	—
Transfers between subaccounts, net	—	620,461	(304,106)
Maintenance charges and mortality adjustments	(7)	(206)	(210)

Increase (decrease) in net assets from contract transactions	(7)	565,720	(295,018)

Total increase (decrease) in net assets	(519)	578,015	(343,684)

Net assets as of December 31, 2022	$3,545	$600,789	$—

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	TOPS® Balanced ETF	TOPS® Conservative ETF	TOPS® Growth ETF
Net assets as of December 31, 2020	$—	$530,413	$—

Investment income (loss):
Dividend distributions	—	39,184	1,485
Investment Expenses:
Mortality and expense risk and administrative charges	(12)	(38,504)	(2,000)

Net investment income (loss)	(12)	680	(515)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	2,617	19
Change in unrealized appreciation (depreciation)	2,364	90,715	16,024

Net gain (loss) on investments	2,364	93,332	16,043

Net increase (decrease) in net assets from operations	2,352	94,012	15,528

Contract owner transactions:
Variable annuity deposits	170,445	229,008	572,112
Terminations, withdrawals and annuity payments	—	(126,062)	(111)
Transfers between subaccounts, net	—	3,678,801	60,739
Maintenance charges and mortality adjustments	—	(501)	(106)

Increase (decrease) in net assets from contract transactions	170,445	3,781,246	632,634

Total increase (decrease) in net assets	172,797	3,875,258	648,162

Net assets as of December 31, 2021	$172,797	$4,405,671	$648,162

Investment income (loss):
Dividend distributions	7,726	9,428	2,719
Investment Expenses:
Mortality and expense risk and administrative charges	(1,046)	(22,218)	(2,744)

Net investment income (loss)	6,680	(12,790)	(25)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,444	10,567	1,417
Realized capital gain (loss) on investments	(208)	(225,432)	(48,994)
Change in unrealized appreciation (depreciation)	(43,390)	(145,471)	(43,632)

Net gain (loss) on investments	(35,154)	(360,336)	(91,209)

Net increase (decrease) in net assets from operations	(28,474)	(373,126)	(91,234)

Contract owner transactions:
Variable annuity deposits	432,846	448,851	127,388
Terminations, withdrawals and annuity payments	(3,197)	(88,888)	(7,473)
Transfers between subaccounts, net	—	(3,732,407)	(416,447)
Maintenance charges and mortality adjustments	(801)	(4,272)	(723)

Increase (decrease) in net assets from contract transactions	428,848	(3,376,716)	(297,255)

Total increase (decrease) in net assets	400,374	(3,749,842)	(388,489)

Net assets as of December 31, 2022	$573,171	$655,829	$259,673

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	TOPS® Managed Risk Balanced ETF	TOPS® Managed Risk Moderate Growth ETF	TOPS® Moderate Growth ETF
Net assets as of December 31, 2020	$—	$—	$—

Investment income (loss):
Dividend distributions	—	5,465	—
Investment Expenses:
Mortality and expense risk and administrative charges	—	(6,169)	—

Net investment income (loss)	—	(704)	—

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	308	—
Change in unrealized appreciation (depreciation)	—	29,413	—

Net gain (loss) on investments	—	29,721	—

Net increase (decrease) in net assets from operations	—	29,017	—

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	—
Transfers between subaccounts, net	—	493,679	—
Maintenance charges and mortality adjustments	—	(1,497)	—

Increase (decrease) in net assets from contract transactions	—	492,182	—

Total increase (decrease) in net assets	—	521,199	—

Net assets as of December 31, 2021	$—	$521,199	$—

Investment income (loss):
Dividend distributions	—	—	8,452
Investment Expenses:
Mortality and expense risk and administrative charges	(67)	(374)	(411)

Net investment income (loss)	(67)	(374)	8,041

Increase (decrease) in net assets from operations:
Capital gain distributions	1	56	7,543
Realized capital gain (loss) on investments	(3,330)	9,997	133
Change in unrealized appreciation (depreciation)	—	(29,413)	19,307

Net gain (loss) on investments	(3,329)	(19,360)	26,983

Net increase (decrease) in net assets from operations	(3,396)	(19,734)	35,024

Contract owner transactions:
Variable annuity deposits	55,055	—	612,668
Terminations, withdrawals and annuity payments	(51,648)	—	(1,869)
Transfers between subaccounts, net	(3)	(501,465)	—
Maintenance charges and mortality adjustments	(8)	—	(152)

Increase (decrease) in net assets from contract transactions	3,396	(501,465)	610,647

Total increase (decrease) in net assets	—	(521,199)	645,671

Net assets as of December 31, 2022	$—	$—	$645,671

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	VanEck VIP Global Gold	VanEck VIP Global Resources	Vanguard® VIF Balanced
Net assets as of December 31, 2020	$392,379	$146,413	$938,575

Investment income (loss):
Dividend distributions	34,339	241	22,652
Investment Expenses:
Mortality and expense risk and administrative charges	(2,432)	(1,342)	(12,902)

Net investment income (loss)	31,907	(1,101)	9,750

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	62,861
Realized capital gain (loss) on investments	14,374	15,976	35,245
Change in unrealized appreciation (depreciation)	(101,024)	7,443	178,540

Net gain (loss) on investments	(86,650)	23,419	276,646

Net increase (decrease) in net assets from operations	(54,743)	22,318	286,396

Contract owner transactions:
Variable annuity deposits	69,858	—	2,129,563
Terminations, withdrawals and annuity payments	(6,579)	(2,644)	(79,239)
Transfers between subaccounts, net	(204,237)	(41,017)	(121,377)
Maintenance charges and mortality adjustments	(290)	(240)	(1,082)

Increase (decrease) in net assets from contract transactions	(141,248)	(43,901)	1,927,865

Total increase (decrease) in net assets	(195,991)	(21,583)	2,214,261

Net assets as of December 31, 2021	$196,388	$124,830	$3,152,836

Investment income (loss):
Dividend distributions	—	7,247	52,584
Investment Expenses:
Mortality and expense risk and administrative charges	(6,502)	(1,517)	(14,737)

Net investment income (loss)	(6,502)	5,730	37,847

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	263,400
Realized capital gain (loss) on investments	(385,899)	7,116	(162,913)
Change in unrealized appreciation (depreciation)	(8,456)	(55,966)	(619,206)

Net gain (loss) on investments	(394,355)	(48,850)	(518,719)

Net increase (decrease) in net assets from operations	(400,857)	(43,120)	(480,872)

Contract owner transactions:
Variable annuity deposits	130,863	2,443	646,141
Terminations, withdrawals and annuity payments	(132,406)	(8,300)	(677,279)
Transfers between subaccounts, net	392,370	428,471	(317,159)
Maintenance charges and mortality adjustments	(1,225)	(210)	(3,508)

Increase (decrease) in net assets from contract transactions	389,602	422,404	(351,805)

Total increase (decrease) in net assets	(11,255)	379,284	(832,677)

Net assets as of December 31, 2022	$185,133	$504,114	$2,320,159

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Capital Growth	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value
Net assets as of December 31, 2020	$1,037,907	$2,724,001	$236,656

Investment income (loss):
Dividend distributions	10,376	99,763	3,696
Investment Expenses:
Mortality and expense risk and administrative charges	(12,816)	(91,651)	(2,684)

Net investment income (loss)	(2,440)	8,112	1,012

Increase (decrease) in net assets from operations:
Capital gain distributions	72,516	222,581	5,083
Realized capital gain (loss) on investments	78,506	80,659	10,597
Change in unrealized appreciation (depreciation)	57,875	(30,614)	68,865

Net gain (loss) on investments	208,897	272,626	84,545

Net increase (decrease) in net assets from operations	206,457	280,738	85,557

Contract owner transactions:
Variable annuity deposits	382,644	2,127,150	149,971
Terminations, withdrawals and annuity payments	(182,911)	(817,863)	(831)
Transfers between subaccounts, net	(132,275)	2,566,060	355,841
Maintenance charges and mortality adjustments	(736)	(4,258)	(221)

Increase (decrease) in net assets from contract transactions	66,722	3,871,089	504,760

Total increase (decrease) in net assets	273,179	4,151,827	590,317

Net assets as of December 31, 2021	$1,311,086	$6,875,828	$826,973

Investment income (loss):
Dividend distributions	11,761	154,440	8,544
Investment Expenses:
Mortality and expense risk and administrative charges	(10,685)	(69,734)	(3,805)

Net investment income (loss)	1,076	84,706	4,739

Increase (decrease) in net assets from operations:
Capital gain distributions	127,077	271,249	67,592
Realized capital gain (loss) on investments	(9,692)	(131,890)	(8,923)
Change in unrealized appreciation (depreciation)	(380,907)	(1,372,764)	(197,527)

Net gain (loss) on investments	(263,522)	(1,233,405)	(138,858)

Net increase (decrease) in net assets from operations	(262,446)	(1,148,699)	(134,119)

Contract owner transactions:
Variable annuity deposits	757,699	1,101,069	651,379
Terminations, withdrawals and annuity payments	(509,081)	(200,948)	(43,751)
Transfers between subaccounts, net	(62,189)	(346,166)	50,053
Maintenance charges and mortality adjustments	(1,873)	(7,897)	(530)

Increase (decrease) in net assets from contract transactions	184,556	546,058	657,151

Total increase (decrease) in net assets	(77,890)	(602,641)	523,032

Net assets as of December 31, 2022	$1,233,196	$6,273,187	$1,350,005

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Equity Income	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index
Net assets as of December 31, 2020	$1,102,923	$1,297,571	$72,702

Investment income (loss):
Dividend distributions	25,957	38,041	7,857
Investment Expenses:
Mortality and expense risk and administrative charges	(6,742)	(12,014)	(1,041)

Net investment income (loss)	19,215	26,027	6,816

Increase (decrease) in net assets from operations:
Capital gain distributions	23,968	113,654	5,856
Realized capital gain (loss) on investments	46,878	48,302	(4,319)
Change in unrealized appreciation (depreciation)	227,785	713,219	(9,812)

Net gain (loss) on investments	298,631	875,175	(8,275)

Net increase (decrease) in net assets from operations	317,846	901,202	(1,459)

Contract owner transactions:
Variable annuity deposits	376,845	2,250,566	577,077
Terminations, withdrawals and annuity payments	(299,991)	(58,551)	(10,823)
Transfers between subaccounts, net	348,991	580,068	(35,171)
Maintenance charges and mortality adjustments	(1,758)	(1,883)	(404)

Increase (decrease) in net assets from contract transactions	424,087	2,770,200	530,679

Total increase (decrease) in net assets	741,933	3,671,402	529,220

Net assets as of December 31, 2021	$1,844,856	$4,968,973	$601,922

Investment income (loss):
Dividend distributions	50,062	69,710	15,398
Investment Expenses:
Mortality and expense risk and administrative charges	(16,128)	(19,114)	(2,133)

Net investment income (loss)	33,934	50,596	13,265

Increase (decrease) in net assets from operations:
Capital gain distributions	212,834	233,093	5,687
Realized capital gain (loss) on investments	27,862	(29,757)	(12,019)
Change in unrealized appreciation (depreciation)	(254,329)	(1,422,018)	(107,889)

Net gain (loss) on investments	(13,633)	(1,218,682)	(114,221)

Net increase (decrease) in net assets from operations	20,301	(1,168,086)	(100,956)

Contract owner transactions:
Variable annuity deposits	641,112	2,123,187	573,842
Terminations, withdrawals and annuity payments	(482,410)	(171,315)	(11,487)
Transfers between subaccounts, net	868,095	585,652	128,446
Maintenance charges and mortality adjustments	(3,101)	(4,660)	(880)

Increase (decrease) in net assets from contract transactions	1,023,696	2,532,864	689,921

Total increase (decrease) in net assets	1,043,997	1,364,778	588,965

Net assets as of December 31, 2022	$2,888,853	$6,333,751	$1,190,887

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Growth	Vanguard® VIF High Yield Bond	Vanguard® VIF International
Net assets as of December 31, 2020	$245,973	$1,381,463	$3,268,296

Investment income (loss):
Dividend distributions	192	59,355	10,743
Investment Expenses:
Mortality and expense risk and administrative charges	(5,498)	(3,819)	(14,079)

Net investment income (loss)	(5,306)	55,536	(3,336)

Increase (decrease) in net assets from operations:
Capital gain distributions	50,479	—	270,129
Realized capital gain (loss) on investments	3,379	11,606	188,184
Change in unrealized appreciation (depreciation)	54,901	(30,572)	(637,588)

Net gain (loss) on investments	108,759	(18,966)	(179,275)

Net increase (decrease) in net assets from operations	103,453	36,570	(182,611)

Contract owner transactions:
Variable annuity deposits	559,347	419,338	1,735,396
Terminations, withdrawals and annuity payments	(10,603)	(114,823)	(138,810)
Transfers between subaccounts, net	701,198	(512,391)	1,004,303
Maintenance charges and mortality adjustments	(841)	(1,381)	(3,474)

Increase (decrease) in net assets from contract transactions	1,249,101	(209,257)	2,597,415

Total increase (decrease) in net assets	1,352,554	(172,687)	2,414,804

Net assets as of December 31, 2021	$1,598,527	$1,208,776	$5,683,100

Investment income (loss):
Dividend distributions	—	38,414	58,489
Investment Expenses:
Mortality and expense risk and administrative charges	(6,351)	(3,534)	(11,523)

Net investment income (loss)	(6,351)	34,880	46,966

Increase (decrease) in net assets from operations:
Capital gain distributions	541,781	—	867,068
Realized capital gain (loss) on investments	(101,168)	(8,549)	(341,080)
Change in unrealized appreciation (depreciation)	(1,122,800)	(122,852)	(2,336,482)

Net gain (loss) on investments	(682,187)	(131,401)	(1,810,494)

Net increase (decrease) in net assets from operations	(688,538)	(96,521)	(1,763,528)

Contract owner transactions:
Variable annuity deposits	1,040,006	379,240	548,788
Terminations, withdrawals and annuity payments	(113,164)	(30,143)	(244,151)
Transfers between subaccounts, net	(175,413)	(191,081)	(154,551)
Maintenance charges and mortality adjustments	(1,624)	(1,380)	(3,398)

Increase (decrease) in net assets from contract transactions	749,805	156,636	146,688

Total increase (decrease) in net assets	61,267	60,115	(1,616,840)

Net assets as of December 31, 2022	$1,659,794	$1,268,891	$4,066,260

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Mid-Cap Index	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index
Net assets as of December 31, 2020	$2,744,483	$5,614,456	$273,043

Investment income (loss):
Dividend distributions	38,745	86,911	8,029
Investment Expenses:
Mortality and expense risk and administrative charges	(44,490)	(50,418)	(2,919)

Net investment income (loss)	(5,745)	36,493	5,110

Increase (decrease) in net assets from operations:
Capital gain distributions	231,225	210,583	10,624
Realized capital gain (loss) on investments	78,593	259,739	1,824
Change in unrealized appreciation (depreciation)	463,958	(37,732)	208,431

Net gain (loss) on investments	773,776	432,590	220,879

Net increase (decrease) in net assets from operations	768,031	469,083	225,989

Contract owner transactions:
Variable annuity deposits	1,044,376	1,534,117	436,620
Terminations, withdrawals and annuity payments	(144,935)	(895,933)	(17,930)
Transfers between subaccounts, net	417,648	(844,338)	563,318
Maintenance charges and mortality adjustments	(1,794)	(8,376)	(593)

Increase (decrease) in net assets from contract transactions	1,315,295	(214,530)	981,415

Total increase (decrease) in net assets	2,083,326	254,553	1,207,404

Net assets as of December 31, 2021	$4,827,809	$5,869,009	$1,480,447

Investment income (loss):
Dividend distributions	50,376	121,625	23,357
Investment Expenses:
Mortality and expense risk and administrative charges	(38,908)	(38,730)	(5,633)

Net investment income (loss)	11,468	82,895	17,724

Increase (decrease) in net assets from operations:
Capital gain distributions	477,890	226,618	52,757
Realized capital gain (loss) on investments	(7,160)	86,950	(7,840)
Change in unrealized appreciation (depreciation)	(1,513,572)	(1,522,724)	(644,361)

Net gain (loss) on investments	(1,042,842)	(1,209,156)	(599,444)

Net increase (decrease) in net assets from operations	(1,031,374)	(1,126,261)	(581,720)

Contract owner transactions:
Variable annuity deposits	966,501	4,353,796	790,033
Terminations, withdrawals and annuity payments	(264,069)	(870,702)	(78,638)
Transfers between subaccounts, net	184,024	743,784	318,380
Maintenance charges and mortality adjustments	(5,280)	(12,704)	(1,382)

Increase (decrease) in net assets from contract transactions	881,176	4,214,174	1,028,393

Total increase (decrease) in net assets	(150,198)	3,087,913	446,673

Net assets as of December 31, 2022	$4,677,611	$8,956,922	$1,927,120

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Short Term Investment Grade	Vanguard® VIF Small Company Growth_(d)	Vanguard® VIF Total Bond Market Index
Net assets as of December 31, 2020	$1,942,195	$294,852	$4,378,791

Investment income (loss):
Dividend distributions	55,066	1,097	170,176
Investment Expenses:
Mortality and expense risk and administrative charges	(14,475)	(766)	(36,973)

Net investment income (loss)	40,591	331	133,203

Increase (decrease) in net assets from operations:
Capital gain distributions	13,523	14,031	68,241
Realized capital gain (loss) on investments	(1,400)	9,500	(34,983)
Change in unrealized appreciation (depreciation)	(97,694)	16,428	(316,060)

Net gain (loss) on investments	(85,571)	39,959	(282,802)

Net increase (decrease) in net assets from operations	(44,980)	40,290	(149,599)

Contract owner transactions:
Variable annuity deposits	5,582,276	14,285	5,308,902
Terminations, withdrawals and annuity payments	(168,749)	(4,667)	(732,821)
Transfers between subaccounts, net	(1,476,258)	(28,889)	2,727,237
Maintenance charges and mortality adjustments	(4,585)	(397)	(4,534)

Increase (decrease) in net assets from contract transactions	3,932,684	(19,668)	7,298,784

Total increase (decrease) in net assets	3,887,704	20,622	7,149,185

Net assets as of December 31, 2021	$5,829,899	$315,474	$11,527,976

Investment income (loss):
Dividend distributions	116,886	667	236,124
Investment Expenses:
Mortality and expense risk and administrative charges	(19,954)	(623)	(38,315)

Net investment income (loss)	96,932	44	197,809

Increase (decrease) in net assets from operations:
Capital gain distributions	55,790	71,515	83,786
Realized capital gain (loss) on investments	(129,805)	(2,480)	(278,165)
Change in unrealized appreciation (depreciation)	(440,082)	(148,896)	(1,694,806)

Net gain (loss) on investments	(514,097)	(79,861)	(1,889,185)

Net increase (decrease) in net assets from operations	(417,165)	(79,817)	(1,691,376)

Contract owner transactions:
Variable annuity deposits	2,574,953	—	2,811,094
Terminations, withdrawals and annuity payments	(1,309,249)	(11,061)	(1,412,140)
Transfers between subaccounts, net	563,210	61	(58,841)
Maintenance charges and mortality adjustments	(5,176)	(322)	(7,813)

Increase (decrease) in net assets from contract transactions	1,823,738	(11,322)	1,332,300

Total increase (decrease) in net assets	1,406,573	(91,139)	(359,076)

Net assets as of December 31, 2022	$7,236,472	$224,335	$11,168,900

(d) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Vanguard® VIF Total International Stock Market Index	Vanguard® VIF Total Stock Market Index	Victory RS Partners (d)
Net assets as of December 31, 2020	$855,008	$3,064,148	$495,005

Investment income (loss):
Dividend distributions	51,862	68,769	—
Investment Expenses:
Mortality and expense risk and administrative charges	(10,426)	(30,074)	(5,163)

Net investment income (loss)	41,436	38,695	(5,163)

Increase (decrease) in net assets from operations:
Capital gain distributions	24,697	295,095	80,996
Realized capital gain (loss) on investments	61,718	140,767	4,295
Change in unrealized appreciation (depreciation)	28,058	1,532,819	58,518

Net gain (loss) on investments	114,473	1,968,681	143,809

Net increase (decrease) in net assets from operations	155,909	2,007,376	138,646

Contract owner transactions:
Variable annuity deposits	3,265,226	10,585,296	1,466
Terminations, withdrawals and annuity payments	(231,515)	(429,439)	(46,290)
Transfers between subaccounts, net	1,349,747	1,570,402	(15,519)
Maintenance charges and mortality adjustments	(1,458)	(3,870)	(1,232)

Increase (decrease) in net assets from contract transactions	4,382,000	11,722,389	(61,575)

Total increase (decrease) in net assets	4,537,909	13,729,765	77,071

Net assets as of December 31, 2021	$5,392,917	$16,793,913	$572,076

Investment income (loss):
Dividend distributions	162,886	190,794	2,285
Investment Expenses:
Mortality and expense risk and administrative charges	(16,377)	(44,215)	(4,521)

Net investment income (loss)	146,509	146,579	(2,236)

Increase (decrease) in net assets from operations:
Capital gain distributions	170,512	1,022,010	35,175
Realized capital gain (loss) on investments	(77,160)	(277,780)	(7,621)
Change in unrealized appreciation (depreciation)	(1,194,727)	(4,435,072)	(54,816)

Net gain (loss) on investments	(1,101,375)	(3,690,842)	(27,262)

Net increase (decrease) in net assets from operations	(954,866)	(3,544,263)	(29,498)

Contract owner transactions:
Variable annuity deposits	2,656,244	6,101,127	1,406
Terminations, withdrawals and annuity payments	(206,622)	(2,236,982)	(86,373)
Transfers between subaccounts, net	735,255	(573,128)	(2,471)
Maintenance charges and mortality adjustments	(2,457)	(7,766)	(1,246)

Increase (decrease) in net assets from contract transactions	3,182,420	3,283,251	(88,684)

Total increase (decrease) in net assets	2,227,554	(261,012)	(118,182)

Net assets as of December 31, 2022	$7,620,471	$16,532,901	$453,894

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Victory RS Science and Technology	Victory RS Value	Virtus Ceredex Mid Cap Value Equity
Net assets as of December 31, 2020	$2,036,781	$1,813,765	$309,476

Investment income (loss):
Dividend distributions	—	8,480	—
Investment Expenses:
Mortality and expense risk and administrative charges	(16,137)	(17,751)	(3,087)

Net investment income (loss)	(16,137)	(9,271)	(3,087)

Increase (decrease) in net assets from operations:
Capital gain distributions	203,652	234,933	50,477
Realized capital gain (loss) on investments	198,957	16,833	15,383
Change in unrealized appreciation (depreciation)	(558,777)	207,892	21,735

Net gain (loss) on investments	(156,168)	459,658	87,595

Net increase (decrease) in net assets from operations	(172,305)	450,387	84,508

Contract owner transactions:
Variable annuity deposits	45,143	36,832	13,247
Terminations, withdrawals and annuity payments	(351,220)	(203,734)	(87,670)
Transfers between subaccounts, net	(142,545)	(124,009)	5,473
Maintenance charges and mortality adjustments	(3,066)	(7,253)	(1,415)

Increase (decrease) in net assets from contract transactions	(451,688)	(298,164)	(70,365)

Total increase (decrease) in net assets	(623,993)	152,223	14,143

Net assets as of December 31, 2021	$1,412,788	$1,965,988	$323,619

Investment income (loss):
Dividend distributions	—	8,770	1,692
Investment Expenses:
Mortality and expense risk and administrative charges	(7,094)	(16,471)	(2,377)

Net investment income (loss)	(7,094)	(7,701)	(685)

Increase (decrease) in net assets from operations:
Capital gain distributions	27,981	98,087	14,326
Realized capital gain (loss) on investments	(124,886)	(4,234)	(3,948)
Change in unrealized appreciation (depreciation)	(488,997)	(161,532)	(57,485)

Net gain (loss) on investments	(585,902)	(67,679)	(47,107)

Net increase (decrease) in net assets from operations	(592,996)	(75,380)	(47,792)

Contract owner transactions:
Variable annuity deposits	26,304	36,409	9,244
Terminations, withdrawals and annuity payments	(101,210)	(123,171)	(27,214)
Transfers between subaccounts, net	(180,696)	(13,537)	(9,612)
Maintenance charges and mortality adjustments	226	(6,204)	(1,247)

Increase (decrease) in net assets from contract transactions	(255,376)	(106,503)	(28,829)

Total increase (decrease) in net assets	(848,372)	(181,883)	(76,621)

Net assets as of December 31, 2022	$564,416	$1,784,105	$246,998

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Small- Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2020	$321,081	$1,450,876	$582,420

Investment income (loss):
Dividend distributions	2,658	—	3,254
Investment Expenses:
Mortality and expense risk and administrative charges	(2,958)	(11,468)	(864)

Net investment income (loss)	(300)	(11,468)	2,390

Increase (decrease) in net assets from operations:
Capital gain distributions	6,991	230,564	—
Realized capital gain (loss) on investments	30,925	72,715	4,034
Change in unrealized appreciation (depreciation)	120,919	(217,008)	(9,632)

Net gain (loss) on investments	158,835	86,271	(5,598)

Net increase (decrease) in net assets from operations	158,535	74,803	(3,208)

Contract owner transactions:
Variable annuity deposits	86,661	407,673	94,605
Terminations, withdrawals and annuity payments	(21,492)	(202,212)	—
Transfers between subaccounts, net	(109,885)	(105,025)	(554,033)
Maintenance charges and mortality adjustments	(101)	(1,407)	(84)

Increase (decrease) in net assets from contract transactions	(44,817)	99,029	(459,512)

Total increase (decrease) in net assets	113,718	173,832	(462,720)

Net assets as of December 31, 2021	$434,799	$1,624,708	$119,700

Investment income (loss):
Dividend distributions	3,493	—	4,312
Investment Expenses:
Mortality and expense risk and administrative charges	(1,918)	(6,732)	(678)

Net investment income (loss)	1,575	(6,732)	3,634

Increase (decrease) in net assets from operations:
Capital gain distributions	8,727	96,410	—
Realized capital gain (loss) on investments	584	(143,086)	(942)
Change in unrealized appreciation (depreciation)	(132,050)	(419,592)	(15,339)

Net gain (loss) on investments	(122,739)	(466,268)	(16,281)

Net increase (decrease) in net assets from operations	(121,164)	(473,000)	(12,647)

Contract owner transactions:
Variable annuity deposits	19,849	32,448	31,814
Terminations, withdrawals and annuity payments	(12,734)	(174,651)	(5,514)
Transfers between subaccounts, net	(13,365)	(207,992)	(10,280)
Maintenance charges and mortality adjustments	(165)	(1,566)	(263)

Increase (decrease) in net assets from contract transactions	(6,415)	(351,761)	15,757

Total increase (decrease) in net assets	(127,579)	(824,761)	3,110

Net assets as of December 31, 2022	$307,220	$799,947	$122,810

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio
Net assets as of December 31, 2020	$849,898	$118,378	$54,225

Investment income (loss):
Dividend distributions	—	776	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,638)	(2,395)	(384)

Net investment income (loss)	(1,638)	(1,619)	(384)

Increase (decrease) in net assets from operations:
Capital gain distributions	46,272	21,577	23,821
Realized capital gain (loss) on investments	75,029	1,516	(13)
Change in unrealized appreciation (depreciation)	(84,171)	(10,327)	(9,757)

Net gain (loss) on investments	37,130	12,766	14,051

Net increase (decrease) in net assets from operations	35,492	11,147	13,667

Contract owner transactions:
Variable annuity deposits	31,498	69,586	64,942
Terminations, withdrawals and annuity payments	(53,140)	(1,064)	(1,456)
Transfers between subaccounts, net	(304,312)	95,672	112,609
Maintenance charges and mortality adjustments	(714)	(35)	(54)

Increase (decrease) in net assets from contract transactions	(326,668)	164,159	176,041

Total increase (decrease) in net assets	(291,176)	175,306	189,708

Net assets as of December 31, 2021	$558,722	$293,684	$243,933

Investment income (loss):
Dividend distributions	—	428	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,179)	(2,217)	(684)

Net investment income (loss)	(1,179)	(1,789)	(684)

Increase (decrease) in net assets from operations:
Capital gain distributions	11,870	13,083	133,814
Realized capital gain (loss) on investments	(14,740)	(14,583)	(1,866)
Change in unrealized appreciation (depreciation)	(104,093)	(84,042)	(193,886)

Net gain (loss) on investments	(106,963)	(85,542)	(61,938)

Net increase (decrease) in net assets from operations	(108,142)	(87,331)	(62,622)

Contract owner transactions:
Variable annuity deposits	32,412	(1,557)	—
Terminations, withdrawals and annuity payments	(19,100)	(64,334)	(2,126)
Transfers between subaccounts, net	(113,353)	12,655	6,962
Maintenance charges and mortality adjustments	(575)	(338)	(267)

Increase (decrease) in net assets from contract transactions	(100,616)	(53,574)	4,569

Total increase (decrease) in net assets	(208,758)	(140,905)	(58,053)

Net assets as of December 31, 2022	$349,964	$152,779	$185,880

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	VY CBRE Global Real Estate Portfolio_(a)	VY CBRE Real Estate Portfolio_(a)	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2020	$106,892	$—	$2,136,722

Investment income (loss):
Dividend distributions	3,273	365	83,275
Investment Expenses:
Mortality and expense risk and administrative charges	(802)	(431)	(29,726)

Net investment income (loss)	2,471	(66)	53,549

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	3,569	331	34,677
Change in unrealized appreciation (depreciation)	29,212	75,630	(105,263)

Net gain (loss) on investments	32,781	75,961	(70,586)

Net increase (decrease) in net assets from operations	35,252	75,895	(17,037)

Contract owner transactions:
Variable annuity deposits	109,833	—	87,336
Terminations, withdrawals and annuity payments	(14,444)	(3,315)	(377,843)
Transfers between subaccounts, net	(41,445)	527,382	240,929
Maintenance charges and mortality adjustments	(27)	(157)	(12,623)

Increase (decrease) in net assets from contract transactions	53,917	523,910	(62,201)

Total increase (decrease) in net assets	89,169	599,805	(79,238)

Net assets as of December 31, 2021	$196,061	$599,805	$2,057,484

Investment income (loss):
Dividend distributions	4,663	—	86,255
Investment Expenses:
Mortality and expense risk and administrative charges	(502)	(236)	(13,184)

Net investment income (loss)	4,161	(236)	73,071

Increase (decrease) in net assets from operations:
Capital gain distributions	8,286	1	—
Realized capital gain (loss) on investments	(107)	7,120	(81,287)
Change in unrealized appreciation (depreciation)	(62,264)	(75,630)	(263,036)

Net gain (loss) on investments	(54,085)	(68,509)	(344,323)

Net increase (decrease) in net assets from operations	(49,924)	(68,745)	(271,252)

Contract owner transactions:
Variable annuity deposits	(2)	—	16,305
Terminations, withdrawals and annuity payments	(447)	(613)	(206,935)
Transfers between subaccounts, net	—	(530,381)	(336,088)
Maintenance charges and mortality adjustments	(25)	(66)	(2,077)

Increase (decrease) in net assets from contract transactions	(474)	(531,060)	(528,795)

Total increase (decrease) in net assets	(50,398)	(599,805)	(800,047)

Net assets as of December 31, 2022	$145,663	$—	$1,257,437

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II, Security Benefit Advisor, SecureDesigns, and Valuebuilder are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Growth and Income	B	AllianceBernstein LP	—
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	—
AB VPS Sustainable Global Thematic Growth	B	AllianceBernstein LP	—
AFIS Capital World Growth and Income	Class 4	Capital Research and Management Company	—
AFIS U.S. Government Securities	Class 4	Capital Research and Management Company	—
AFIS Washington Mutual Investors	Class 4	Capital Research and Management Company	—
Alger Capital Appreciation	Class S	Fred Alger Management, LLC	—
Alger Large Cap Growth	Class I-2	Fred Alger Management, LLC	—
Alger Large Cap Growth	Class S	Fred Alger Management, LLC	—
Allspring Growth	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring International Equity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Large Cap Core	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Omega Growth VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Small Company Value	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	—
American Century Diversified Bond	A	American Century Investment Management, Inc	—
American Century Equity Income	A	American Century Investment Management, Inc	—
American Century Heritage	A	American Century Investment Management, Inc	—
American Century International Bond	A	American Century Investment Management, Inc	—
American Century International Growth	A	American Century Investment Management, Inc	—
American Century Select	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	—
American Century Ultra®	A	American Century Investment Management, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Disciplined Core Value	II	American Century Investment Management, Inc	—
American Century VP Inflation Protection	II	American Century Investment Management, Inc	—
American Century VP International	II	American Century Investment Management, Inc	—
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	—
American Century VP Ultra®	II	American Century Investment Management, Inc	—
American Century VP Value	II	American Century Investment Management, Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	—
American Funds IS® Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	—
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
AMG River Road Mid Cap Value	N	AMG Funds LLC	River Road Asset Management, LLC
Ariel®	—	Ariel Investments, LLC	—
Baron Asset	Retail	BAMCO Inc	—
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	—
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Equity Dividend	A	BlackRock Advisors LLC	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Global Allocation	A	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	—
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	—
Calamos® Growth and Income	A	Calamos Advisors LLC	—
Calamos® High Income Opportunities	A	Calamos Advisors LLC	—
ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Delaware Ivy Asset Strategy	A	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Asset Strategy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Balanced	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Core Equity	Class II	Delaware Management Company	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Delaware Ivy VIP Energy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Global Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP High Income	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP International Core Equity	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Limited-Term Bond	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Mid Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Natural Resources	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Science And Technology	Class II	Delaware Management Company	—
Delaware Ivy VIP Small Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Smid Cap Core	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Value	Class II	Delaware Management Company	—
Delaware VIP Global Value Equity	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware VIP Real Estate Securities	Class II	Delaware Management Company	Securian Asset Management, Inc.
Dimensional VA Equity Allocation	Institutional	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Dimensional VA Global Bond Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Institutional	Dimensional Fund Advisors LP	—
Dimensional VA International Small Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	—	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Targeted Value Portfolio	—	Dimensional Fund Advisors LP	—
Donoghue Forlines Dividend VIT Fund	1	Donoghue Forlines, LLC	—
Donoghue Forlines Momentum VIT Fund	1	Donoghue Forlines, LLC	—
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	—
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	—
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	—
DWS High Income VIP	B	DWS Investment Management Americas, Inc	—
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	—
Eaton Vance VT Floating-Rate Income	—	Eaton Vance Management	—
Federated Hermes Corporate Bond	A	Federated Investment Management Company	—
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	—
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	—
Fidelity® Advisor Dividend Growth	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor International Capital Appreciation	M	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® Advisor Leveraged Company Stock	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® Advisor New Insights	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Value Strategies	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin DynaTech VIP	Class 2	Franklin Advisers, Inc	—
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	—
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Growth Fund	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	—
Guggenheim Alpha Opportunity	A	Security Investors, LLC	—
Guggenheim Core Bond	A	Security Investors, LLC	—
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim High Yield	A	Security Investors, LLC	—
Guggenheim Large Cap Value	A	Security Investors, LLC	—
Guggenheim Long Short Equity	P	Security Investors, LLC	—
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	—
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	—
Guggenheim Small Cap Value	A	Security Investors, LLC	—
Guggenheim SMid Cap Value	A	Security Investors, LLC	—
Guggenheim StylePlus Large Core	A	Security Investors, LLC	—
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	—
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—
Guggenheim VIF Floating Rate Strategies	—	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Multi-Hedge Strategies —		Security Investors, LLC	—
Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Guggenheim World Equity Income	A	Security Investors, LLC	—
Invesco American Franchise	A	Invesco Advisers, Inc	—
Invesco Comstock	A	Invesco Advisers, Inc	—
Invesco Developing Markets	Class A	Invesco Advisers, Inc	—
Invesco Discovery	Class A	Invesco Advisers, Inc	—
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	—
Invesco Energy	A	Invesco Advisers, Inc	—
Invesco Equity and Income	A	Invesco Advisers, Inc	—
Invesco Global	Class A	Invesco Advisers, Inc	—
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	—
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	—
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	—
Invesco Small Cap Growth	A	Invesco Advisers, Inc	—
Invesco Technology	A	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Plus Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equally-Weighted S&P 500	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Strategic Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	—
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. S&P 500 Index	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	—
Invesco Value Opportunities	A	Invesco Advisers, Inc	—
Janus Henderson Adaptive Risk Managed U.S. Equity	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	—
Janus Henderson Overseas	S	Janus Capital Management LLC	—
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	—
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	—
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
JPMorgan Insurance Trust US Equity Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	—
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	—
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	—
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	—
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	—
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	—
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	—
MFS® VIT Research	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	—
North Square Spectrum Alpha	A	Northern Trust Investments Inc	NSI Retail Advisors, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	—
Northern Large Cap Core	—	Northern Trust Investments Inc	—
Northern Large Cap Value	—	Northern Trust Investments Inc	—
PGIM Focused Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Quant Solutions Small-Cap Value	A	PGIM Investments LLC	PGIM Quantitative Solutions LLC
PIMCO All Asset	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	—
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	—
PIMCO High Yield	A	Pacific Investment Management Company, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	—
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	—
PIMCO Real Return	R	Pacific Investment Management Company, LLC	—
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	—
PIMCO Total Return	R	Pacific Investment Management Company, LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	—
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	—
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	—
Pioneer Real Estate Shares VCT	II	Amundi Asset Management US, Inc	—
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	—
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	—
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Growth Opportunities	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Putnam VT Large Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Multi-Cap Core	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	—
Royce Micro-Cap	Investment	Royce & Associates, LP	—
Royce Small-Cap Opportunity	Service	Royce & Associates, LP	—
Royce Small-Cap Value	Service	Royce & Associates, LP	—
Rydex VIF Banking	—	Security Investors, LLC	—
Rydex VIF Basic Materials	—	Security Investors, LLC	—
Rydex VIF Biotechnology	—	Security Investors, LLC	—
Rydex VIF Commodities Strategy	—	Security Investors, LLC	—
Rydex VIF Consumer Products	—	Security Investors, LLC	—
Rydex VIF Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Electronics	—	Security Investors, LLC	—
Rydex VIF Energy	—	Security Investors, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
Rydex VIF Europe 1.25x Strategy	—	Security Investors, LLC	—
Rydex VIF Financial Services	—	Security Investors, LLC	—
Rydex VIF Government Long Bond 1.2x Strategy	—	Security Investors, LLC	—
Rydex VIF Health Care	—	Security Investors, LLC	—
Rydex VIF High Yield Strategy	—	Security Investors, LLC	—
Rydex VIF Internet	—	Security Investors, LLC	—
Rydex VIF Inverse Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Government Long Bond Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Mid-Cap Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse NASDAQ-100® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Russell 2000® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse S&P 500 Strategy	—	Security Investors, LLC	—
Rydex VIF Japan 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Leisure	—	Security Investors, LLC	—
Rydex VIF Mid-Cap 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Money Market	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100®	—	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF NASDAQ-100® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Nova	—	Security Investors, LLC	—
Rydex VIF Precious Metals	—	Security Investors, LLC	—
Rydex VIF Real Estate	—	Security Investors, LLC	—
Rydex VIF Retailing	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Value	—	Security Investors, LLC	—
Rydex VIF Strengthening Dollar 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Technology	—	Security Investors, LLC	—
Rydex VIF Telecommunications	—	Security Investors, LLC	—
Rydex VIF Transportation	—	Security Investors, LLC	—
Rydex VIF Utilities	—	Security Investors, LLC	—
Rydex VIF Weakening Dollar 2x Strategy	—	Security Investors, LLC	—
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	—
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	—
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	—
Third Avenue Value	—	Third Avenue Management LLC	—
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	—
VanEck VIP Global Resources	S	Van Eck Associates Corporation	—
Vanguard® VIF Balanced	—	Wellington Management Company LLP	—
Vanguard® VIF Capital Growth	—	PRIMECAP Management Company	—
Vanguard® VIF Conservative Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Diversified Value	—	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	—
Vanguard® VIF Equity Income	—	Vanguard Group Inc Wellington Management Company LLP	—
Vanguard® VIF Equity Index	—	Vanguard Group Inc	—
Vanguard® VIF Global Bond Index	—	Vanguard Group Inc	—
Vanguard® VIF Growth	—	Wellington Management Company LLP	—
Vanguard® VIF High Yield Bond	—	Wellington Management Company LLP	—
Vanguard® VIF International	—	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	—
Vanguard® VIF Mid-Cap Index	—	Vanguard Group Inc	—
Vanguard® VIF Moderate Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Real Estate Index	—	Vanguard Group Inc	—
Vanguard® VIF Short Term Investment Grade	—	Vanguard Group Inc	—
Vanguard® VIF Small Company Growth	—	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	—
Vanguard® VIF Total Bond Market Index	—	Vanguard Group Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Vanguard® VIF Total International Stock Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total Stock Market Index	—	Vanguard Group Inc	—
Victory RS Partners	A	Victory Capital Management Inc	—
Victory RS Science and Technology	A	Victory Capital Management Inc	—
Victory RS Value	A	Victory Capital Management Inc	—
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC
VY CBRE Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY CBRE Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1.Organization	and Significant Accounting Policies (continued)

Four Hundred Twenty-nine subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount
Donoghue Forlines Dividend VIT Fund
Donoghue Forlines Momentum VIT Fund
Janus Henderson VIT Forty
Lord Abbett Series Fundamental Equity VC
Lord Abbett Series Growth and Income VC
TOPS® Managed Risk Growth ETF

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount
December 17, 2021	Donoghue Forlines Dividend VIT Fund
December 17, 2021	Donoghue Forlines Momentum VIT Fund
May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
January 11, 2022	North Square Spectrum Alpha	North Square Oak Ridge Small Cap Growth
April 29, 2022	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Growth Opportunities
April 29, 2022	Invesco V.I. EVQ International Equity Fund	Invesco V.I. International Growth
May 2, 2022	AB VPS Sustainable Global Thematic Growth	AB VPS Global Thematic Growth
May 2, 2022	VY CBRE Global Real Estate Portfolio	VY Clarion Global Real Estate Portfolio
May 2, 2022	VY CBRE Real Estate Portfolio	VY Clarion Real Estate Portfolio
June 10, 2022	Janus Henderson Adaptive Risk Managed U.S. Equity	Janus Henderson U.S. Managed Volatility
July 1, 2022	Royce Small-Cap Opportunity	Royce Opportunity
August 1, 2022	Delaware VIP Global Value Equity	Delaware Ivy VIP Global Equity Income
August 1, 2022	Delaware VIP Real Estate Securities	Delaware Ivy VIP Securian Real Estate Securities

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 29, 2022	Invesco V.I. Core Plus Bond	Invesco V.I. Core Bond
April 29, 2022	Invesco V.I. Equally-Weighted S&P 500	Invesco V.I. S&P 500 Index
June 3, 2022	Alger Large Cap Growth Class I-2	Alger Large Cap Growth Class S

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1.Organization	and Significant Accounting Policies (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
April 27, 2022	Delaware Ivy VIP Global Bond	Rydex VIF Money Market	38,839
April 29, 2022	Goldman Sachs VIT High Quality Floating Rate	Rydex VIF Money Market	18,654
October 21, 2022	Probabilities Fund	Rydex VIF Money Market	1,450,250
December 8, 2022	7Twelve Balanced Portfolio	Rydex VIF Money Market	547,041

The following subaccounts are closed to new investments:

Subaccount
Alger Capital Appreciation
Allspring Growth
American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth
PGIM Quant Solutions Small-Cap Value
PIMCO VIT Low Duration Administrative
PIMCO VIT Real Return Administrative
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Dynamic Asset Allocation	$311,179	$204,206
AB VPS Growth and Income	53,325	110,277
AB VPS Small/Mid Cap Value	1,105,806	803,503
AB VPS Sustainable Global Thematic Growth (a)	137,822	20,135
AFIS Capital World Growth and Income	28,077	17,526
AFIS U.S. Government Securities	45,074	568,056
AFIS Washington Mutual Investors	626,618	323,808
Alger Capital Appreciation (d)	18,259	103,918
Alger Large Cap Growth Class I-2 (b)	1,853,214	1,463,286
Alger Large Cap Growth Class S (b)	—	54,820
Allspring Growth (d)	65,637	112,701
Allspring International Equity VT	1,465	101
Allspring Large Cap Core	152,261	166,231
Allspring Omega Growth VT	37,877	2,960
Allspring Opportunity	75,712	94,190
Allspring Opportunity VT	210,354	295,867
Allspring Small Company Value	256,125	634,887
ALPS/Alerian Energy Infrastructure	37,791	62,414
American Century Diversified Bond	7,789	278,715
American Century Equity Income	1,124,161	3,038,397
American Century Heritage	91,177	983,849
American Century International Bond	13,955	4,524
American Century International Growth	646,564	689,027
American Century Select	774,221	395,787
American Century Strategic Allocation: Aggressive	212,906	49,202
American Century Strategic Allocation: Conservative	51,304	128,698
American Century Strategic Allocation: Moderate	305,307	803,551
American Century Ultra®	110,897	146,955
American Century VP Disciplined Core Value	119,490	58,244
American Century VP Inflation Protection	1,970,239	618,605
American Century VP International	11,177	299
American Century VP Mid Cap Value (d)	2,692,452	1,498,827
American Century VP Ultra®	3,099,893	2,560,309
American Century VP Value	4,604,106	8,477,926
American Funds IS® Asset Allocation	3,267,104	7,111,316
American Funds IS® Capital World Bond	156,457	486,775
American Funds IS® Global Growth	2,027,087	2,356,424
American Funds IS® Global Small Capitalization	239,116	80,992
American Funds IS® Growth	914,316	622,852
American Funds IS® Growth-Income	6,002,313	6,635,802
American Funds IS® International	2,754,790	866,391
American Funds IS® International Growth and Income	223,633	93,389

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
American Funds IS® Mortgage	$3,858	$208,917
American Funds IS® New World	1,418,062	890,757
AMG River Road Mid Cap Value	220,781	178,954
Ariel®	267,226	854,092
Baron Asset	43,144	61,783
BlackRock Advantage Large Cap Core V.I.	506,303	130,371
BlackRock Advantage Small Cap Growth	41,486	6,215
BlackRock Basic Value V.I.	276,990	249,017
BlackRock Capital Appreciation V.I.	417,755	115,084
BlackRock Equity Dividend	98,641	336,004
BlackRock Equity Dividend V.I.	4,025,925	2,136,842
BlackRock Global Allocation	170,194	40,350
BlackRock Global Allocation V.I.	466,881	469,397
BlackRock High Yield V.I.	2,263,628	4,102,923
BlackRock International Dividend	7,742	42,439
BlackRock Large Cap Focus Growth V.I.	268,018	299,692
BNY Mellon Appreciation	1,159,099	1,581,115
BNY Mellon Dynamic Value	1,833,876	969,914
BNY Mellon IP MidCap Stock	1,272,121	2,194,735
BNY Mellon IP Small Cap Stock Index	2,029,987	1,080,395
BNY Mellon IP Technology Growth	2,253,528	2,269,133
BNY Mellon Opportunistic Midcap Value	247,088	337,630
BNY Mellon Stock Index	104,055	90,755
BNY Mellon VIF Appreciation	3,163,136	1,962,622
Calamos® Growth	250,452	816,373
Calamos® Growth and Income	500,887	868,271
Calamos® High Income Opportunities	235,481	85,732
ClearBridge Small Cap Growth	—	185
ClearBridge Variable Aggressive Growth	836,725	951,188
ClearBridge Variable Small Cap Growth	936,808	1,288,718
Delaware Ivy Asset Strategy	107,604	31,205
Delaware Ivy VIP Asset Strategy	302,662	113,625
Delaware Ivy VIP Balanced	34,255	396
Delaware Ivy VIP Core Equity	154,342	300
Delaware Ivy VIP Energy	381,588	484,110
Delaware Ivy VIP Global Growth	408	875,987
Delaware Ivy VIP Growth	40,959	45,841
Delaware Ivy VIP High Income	30,576	91,615
Delaware Ivy VIP International Core Equity	57,658	175,378
Delaware Ivy VIP Limited-Term Bond	1,656	54,852
Delaware Ivy VIP Mid Cap Growth	63,240	45,812
Delaware Ivy VIP Natural Resources	16,334	10,862
Delaware Ivy VIP Science And Technology	47,546	42,608
Delaware Ivy VIP Small Cap Growth	47,179	3,941
Delaware Ivy VIP Smid Cap Core	45,099	65,751
Delaware Ivy VIP Value	61,881	61,422

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Delaware VIP Global Value Equity (a)	$36,102	$10,547
Delaware VIP Real Estate Securities (a)	23,420	8,840
Dimensional VA Equity Allocation	136,982	72,506
Dimensional VA Global Bond Portfolio	1,504,078	495,807
Dimensional VA Global Moderate Allocation	299,393	54,403
Dimensional VA International Small Portfolio	821,759	300,385
Dimensional VA International Value Portfolio	1,442,380	240,808
Dimensional VA Short-Term Fixed Portfolio	1,909,639	286,648
Dimensional VA U.S. Large Value Portfolio	3,004,731	1,424,484
Dimensional VA U.S. Targeted Value Portfolio	2,113,243	1,046,996
DWS Capital Growth VIP	27,334	24,439
DWS Core Equity VIP	13,674	1,362
DWS CROCI® U.S. VIP	293	567
DWS Global Small Cap VIP	78,455	1,841
DWS High Income VIP	12,914	64,193
DWS International Growth VIP	219	589
DWS Small Mid Cap Value VIP	27,284	28,566
Eaton Vance VT Floating-Rate Income	3,048,314	3,449,291
Federated Hermes Corporate Bond	1,487,581	1,278,970
Federated Hermes Fund for U.S. Government Securities II	580,324	799,468
Federated Hermes High Income Bond II	614,942	1,283,184
Fidelity® Advisor Dividend Growth	202,986	279,951
Fidelity® Advisor International Capital Appreciation (d)	1,188	45,142
Fidelity® Advisor Leveraged Company Stock	13,389	984
Fidelity® Advisor New Insights	47,295	86,002
Fidelity® Advisor Real Estate	257,628	394,578
Fidelity® Advisor Stock Selector Mid Cap	311,031	343,253
Fidelity® Advisor Value Strategies	340,211	660,492
Fidelity® VIP Balanced	974,154	1,596,446
Fidelity® VIP Contrafund	1,586,539	3,282,702
Fidelity® VIP Disciplined Small Cap	185,251	45,948
Fidelity® VIP Emerging Markets	237,616	90,827
Fidelity® VIP Equity-Income	803,162	1,134,788
Fidelity® VIP Growth & Income	1,459,114	1,012,196
Fidelity® VIP Growth Opportunities	10,607,870	7,751,362
Fidelity® VIP High Income	16,045,566	23,878,664
Fidelity® VIP Index 500	2,298,860	5,719,387
Fidelity® VIP Investment Grade Bond	1,665,692	1,167,938
Fidelity® VIP Mid Cap	125,690	110,710
Fidelity® VIP Overseas	1,380,966	803,791
Fidelity® VIP Real Estate	36,213	162,672
Fidelity® VIP Strategic Income	603,389	916,756
Franklin Allocation VIP Fund	290,132	506,151
Franklin DynaTech VIP	57,759	961,624
Franklin Growth and Income VIP Fund	471,202	86,353

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Franklin Income VIP Fund	$4,261,129	$5,937,513
Franklin Large Cap Growth VIP Fund	58,682	38,564
Franklin Mutual Global Discovery VIP Fund	1,629,612	1,401,070
Franklin Mutual Shares VIP Fund	4,274	63,168
Franklin Rising Dividends VIP Fund	306,603	51,919
Franklin Small Cap Value VIP Fund	1,239,784	863,504
Franklin Small-Mid Cap Growth VIP Fund	876,339	662,425
Franklin Strategic Income VIP Fund	349,444	425,412
Franklin U.S. Government Securities VIP Fund	117,169	4,977
Goldman Sachs Emerging Markets Equity	98,736	1,167,957
Goldman Sachs Government Income	194,813	1,754,517
Goldman Sachs VIT International Equity Insights	8,854	68,816
Goldman Sachs VIT Large Cap Value	449	42
Goldman Sachs VIT Mid Cap Growth Fund (a)	17,205	59,344
Goldman Sachs VIT Mid Cap Value	132,144	67,525
Goldman Sachs VIT Small Cap Equity Insights	65,134	1,776
Goldman Sachs VIT Strategic Growth	87,409	8,807
Guggenheim Alpha Opportunity	1,401	5,592
Guggenheim Core Bond	484,757	2,782,546
Guggenheim Floating Rate Strategies	338,481	361,793
Guggenheim High Yield	316,053	725,563
Guggenheim Large Cap Value	221,168	530,281
Guggenheim Long Short Equity	9,511	14,569
Guggenheim Macro Opportunities	3,889	158
Guggenheim Managed Futures Strategy	35,621	9,787
Guggenheim Multi-Hedge Strategies	35,108	10,768
Guggenheim Small Cap Value	4,107	362
Guggenheim SMid Cap Value	655,623	2,403,114
Guggenheim StylePlus Large Core	725,196	282,889
Guggenheim StylePlus Mid Growth	461,554	497,231
Guggenheim Total Return Bond	22,971	268,205
Guggenheim VIF All Cap Value	3,667,240	2,920,017
Guggenheim VIF Alpha Opportunity	52,463	321,345
Guggenheim VIF Floating Rate Strategies	5,225,212	7,493,793
Guggenheim VIF Global Managed Futures Strategy	3,169,053	1,735,244
Guggenheim VIF High Yield	4,413,263	7,732,719
Guggenheim VIF Large Cap Value	6,201,288	6,562,526
Guggenheim VIF Long Short Equity	911,137	1,022,504
Guggenheim VIF Managed Asset Allocation	1,074,184	1,073,177
Guggenheim VIF Multi-Hedge Strategies	1,848,378	1,655,753
Guggenheim VIF Small Cap Value	2,121,728	5,642,733
Guggenheim VIF SMid Cap Value	5,464,013	5,894,525
Guggenheim VIF StylePlus Large Core	4,606,270	3,145,771
Guggenheim VIF StylePlus Large Growth	3,098,644	2,275,934
Guggenheim VIF StylePlus Mid Growth	3,170,943	1,850,293
Guggenheim VIF StylePlus Small Growth	1,290,218	493,384

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Total Return Bond	$7,633,567	$8,658,059
Guggenheim VIF World Equity Income	7,649,154	6,875,777
Guggenheim World Equity Income	383,494	445,581
Invesco American Franchise	139,754	178,920
Invesco Comstock	2,035,907	1,290,167
Invesco Developing Markets	29,511	33,003
Invesco Discovery	27,838	51,616
Invesco Discovery Mid Cap Growth	296,848	106,270
Invesco Energy	47,041	3,919
Invesco Equity and Income	805,196	1,207,689
Invesco Global	148,187	79,535
Invesco Gold & Special Minerals	2,438	3,660
Invesco Main Street Mid Cap	177,451	163,288
Invesco Oppenheimer V.I. International Growth Fund	145,485	21,443
Invesco Small Cap Growth (d)	61,883	323,527
Invesco Technology	341,386	179,259
Invesco V.I. American Franchise Series I	448,558	224,346
Invesco V.I. American Franchise Series II	9,799	1,124
Invesco V.I. American Value	847,713	661,338
Invesco V.I. Balanced-Risk Allocation	7,650	3,484
Invesco V.I. Comstock	3,998,009	5,451,251
Invesco V.I. Core Bond (b)	1,736,678	13,032,057
Invesco V.I. Core Equity	62,235	61,665
Invesco V.I. Core Plus Bond (b)	13,718,916	3,293,847
Invesco V.I. Discovery Mid Cap Growth	1,729,585	658,790
Invesco V.I. Equally-Weighted S&P 500 (b)	660,356	71,687
Invesco V.I. Equity and Income	2,532,764	1,094,656
Invesco V.I. EVQ International Equity Fund (a)	3,194,588	5,149,192
Invesco V.I. Global	940,727	312,024
Invesco V.I. Global Core Equity	913	19,766
Invesco V.I. Global Real Estate Series I	383,547	1,357,366
Invesco V.I. Global Real Estate Series II	6,899	105,678
Invesco V.I. Global Strategic Income	—	135
Invesco V.I. Government Money Market	32,707,151	19,638,854
Invesco V.I. Government Securities	2,008,147	3,204,247
Invesco V.I. Growth and Income	1,676	225
Invesco V.I. Health Care Series I	2,337,529	985,627
Invesco V.I. Health Care Series II	180,152	12,075
Invesco V.I. Main Street Mid Cap Fund®	3,286,654	1,845,291
Invesco V.I. Main Street Small Cap Fund®	2,607,703	2,242,531
Invesco V.I. S&P 500 Index (b)	116,525	574,840
Invesco V.I. Small Cap Equity	7,946	12,682
Invesco Value Opportunities	283,939	276,035

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Janus Henderson Adaptive Risk Managed U.S. Equity (a)	$83,740	$159,118
Janus Henderson Mid Cap Value	4,924	38,378
Janus Henderson Overseas	1,054,653	364,998
Janus Henderson VIT Enterprise	6,469,634	3,853,554
Janus Henderson VIT Mid Cap Value	47,738	11,194
Janus Henderson VIT Overseas	99,206	128,344
Janus Henderson VIT Research	2,729,296	4,699,271
JPMorgan Insurance Trust Core Bond Portfolio	1,081,456	1,525,833
JPMorgan Insurance Trust Small Cap Core Portfolio	58,407	11,009
JPMorgan Insurance Trust US Equity Portfolio	209,563	37,963
Lord Abbett Series Bond-Debenture VC	786,769	820,139
Lord Abbett Series Developing Growth VC	327,309	508,803
Lord Abbett Series Dividend Growth VC	—	16,501
Lord Abbett Series Growth Opportunities VC	12,427	10,308
Lord Abbett Series Mid Cap Stock VC	3,111	20,090
Lord Abbett Series Total Return VC	223,927	6,773
MFS® VIT Emerging Markets Equity	9,905	10,093
MFS® VIT Global Tactical Allocation	506	1,050
MFS® VIT High Yield	—	51,313
MFS® VIT II MA Investors Growth Stock	180,939	3,613
MFS® VIT II Research International	1,235,154	2,054,381
MFS® VIT International Intrinsic Value	243,436	363,318
MFS® VIT Investors Trust	40,943	14,056
MFS® VIT New Discovery	190,698	102,119
MFS® VIT Research	5,348	2,052
MFS® VIT Total Return	3,003,796	1,891,018
MFS® VIT Total Return Bond	94,569	40,270
MFS® VIT Utilities	4,483,068	2,947,873
Morgan Stanley VIF Emerging Markets Debt	9,707	2,392
Morgan Stanley VIF Emerging Markets Equity	764,176	681,999
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	186,094	126,852
Morningstar Balanced ETF Asset Allocation Portfolio	1,276,958	442,186
Morningstar Conservative ETF Asset Allocation Portfolio	406,004	830,570
Morningstar Growth ETF Asset Allocation Portfolio	729,394	419,332
Morningstar Income and Growth ETF Asset Allocation Portfolio	72,953	643,799
Neuberger Berman AMT Sustainable Equity I	364,908	981,340
Neuberger Berman AMT Sustainable Equity S	612,014	657,207
Neuberger Berman Core Bond	1,481,516	459,330
Neuberger Berman Large Cap Value	262,215	184,781
Neuberger Berman Sustainable Equity	223,494	166,600
North Square Spectrum Alpha (a)	22,287	1,781
Northern Global Tactical Asset Allocation	8,679	30,521
Northern Large Cap Core	9,408	61,914
Northern Large Cap Value	220,915	48,578
PGIM Focused Growth	109,742	318,825
PGIM Jennison Mid-Cap Growth	17,116	34,031

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
PGIM Jennison Natural Resources	$1,349	$809
PGIM Jennison Small Company	31,376	121,738
PGIM Quant Solutions Small-Cap Value (d)	44,212	28,428
PIMCO All Asset	19,580	19,897
PIMCO CommodityRealReturn Strategy	79,016	54,518
PIMCO Emerging Markets Bond	13,866	4,505
PIMCO High Yield	93,519	169,376
PIMCO International Bond (U.S. Dollar-Hedged)	1,716,484	702,333
PIMCO Low Duration	146,224	5,639
PIMCO Real Return	232,956	64,157
PIMCO StocksPLUS® Small Fund	101,587	146,008
PIMCO Total Return	292,285	253,285
PIMCO VIT All Asset Administrative	835,125	1,035,533
PIMCO VIT All Asset Advisor	514,759	176,048
PIMCO VIT CommodityRealReturn Strategy Administrative	5,908,353	5,849,834
PIMCO VIT CommodityRealReturn Strategy Advisor	2,123,321	1,153,145
PIMCO VIT Emerging Markets Bond	360,071	1,024,290
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	1,476	5,080
PIMCO VIT Global Managed Asset Allocation	75,228	97,209
PIMCO VIT High Yield	61,747	131,719
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	1,600,238	1,941,730
PIMCO VIT International Bond Portfolio (Unhedged)	17,225	153,378
PIMCO VIT Low Duration Administrative (d)	13,517,942	5,252,274
PIMCO VIT Low Duration Advisor	273,575	296,695
PIMCO VIT Real Return Administrative (d)	4,862,184	7,459,386
PIMCO VIT Real Return Advisor	791,103	425,891
PIMCO VIT Short-Term	2,180,041	496,205
PIMCO VIT Total Return Administrative	1,801,988	3,583,240
PIMCO VIT Total Return Advisor	2,079,028	2,493,404
Pioneer Bond VCT	44,384	114,582
Pioneer Equity Income VCT	38,013	50,771
Pioneer High Yield VCT	28,650	535
Pioneer Real Estate Shares VCT	1,627	19,702
Pioneer Strategic Income	35,609	1,707
Pioneer Strategic Income VCT	12,917	20,076
Putnam VT Diversified Income	4,973	258
Putnam VT Global Asset Allocation	1,421	197
Putnam VT Growth Opportunities	105,597	17,688
Putnam VT High Yield	2,606	224
Putnam VT Income	22,198	294,749
Putnam VT Large Cap Value	2,991,350	2,518,454
Putnam VT Multi-Asset Absolute Return	18,580	27,970
Putnam VT Multi-Cap Core	81,617	54,007
Putnam VT Small Cap Growth	54,813	24,709
Putnam VT Small Cap Value	379,516	889,292
Redwood Managed Volatility	6,011	443,084

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Royce Micro-Cap	$1,199,082	$689,807
Royce Small-Cap Opportunity (a)	1,179,959	547,547
Royce Small-Cap Value	98,702	99,332
Rydex VIF Banking	160,635	367,932
Rydex VIF Basic Materials	587,427	643,435
Rydex VIF Biotechnology	454,005	3,451,725
Rydex VIF Commodities Strategy	2,599,981	3,789,375
Rydex VIF Consumer Products	6,162,205	4,960,579
Rydex VIF Dow 2x Strategy (d)	4,249,890	3,946,909
Rydex VIF Electronics	157,873	989,255
Rydex VIF Energy	11,834,700	13,946,835
Rydex VIF Energy Services	2,979,166	7,580,155
Rydex VIF Europe 1.25x Strategy (d)	200,196	260,626
Rydex VIF Financial Services	241,625	593,318
Rydex VIF Government Long Bond 1.2x Strategy (d)	7,009,929	6,949,286
Rydex VIF Health Care	4,616,531	4,683,212
Rydex VIF High Yield Strategy	131,507	342,481
Rydex VIF Internet	262,358	192,464
Rydex VIF Inverse Dow 2x Strategy (d)	5,737,133	5,485,864
Rydex VIF Inverse Government Long Bond Strategy (d)	1,437,641	1,505,061
Rydex VIF Inverse Mid-Cap Strategy (d)	131,627	109,570
Rydex VIF Inverse NASDAQ-100® Strategy (d)	4,900,333	5,231,117
Rydex VIF Inverse Russell 2000® Strategy (d)	178,017	161,626
Rydex VIF Inverse S&P 500 Strategy (d)	9,445,760	9,164,659
Rydex VIF Japan 2x Strategy (d)	38,826	59,515
Rydex VIF Leisure	92,188	45,003
Rydex VIF Mid-Cap 1.5x Strategy (d)	125,929	219,194
Rydex VIF Money Market (c)	173,689,576	141,637,669
Rydex VIF NASDAQ-100®	53,541,092	54,682,289
Rydex VIF NASDAQ-100® 2x Strategy (d)	30,912,046	29,121,606
Rydex VIF Nova (d)	2,296,785	2,774,475
Rydex VIF Precious Metals	1,375,637	1,240,647
Rydex VIF Real Estate	758,636	1,173,454
Rydex VIF Retailing	148,053	95,180
Rydex VIF Russell 2000® 1.5x Strategy (d)	1,055,698	1,970,288
Rydex VIF Russell 2000® 2x Strategy (d)	5,459,398	5,546,877
Rydex VIF S&P 500 2x Strategy (d)	19,558,855	22,876,785
Rydex VIF S&P 500 Pure Growth	2,163,754	4,190,150
Rydex VIF S&P 500 Pure Value	6,606,740	5,544,629
Rydex VIF S&P MidCap 400 Pure Growth	458,237	621,774
Rydex VIF S&P MidCap 400 Pure Value	4,048,353	3,808,696
Rydex VIF S&P SmallCap 600 Pure Growth	385,001	604,302
Rydex VIF S&P SmallCap 600 Pure Value	3,413,847	6,321,286

(a)	Name change. See Note 1.
(c)	Liquidation. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex VIF Strengthening Dollar 2x Strategy (d)	$196,691	$306,768
Rydex VIF Technology	778,507	833,840
Rydex VIF Telecommunications	121,998	146,124
Rydex VIF Transportation	1,979,033	1,746,847
Rydex VIF Utilities	3,909,952	3,945,098
Rydex VIF Weakening Dollar 2x Strategy (d)	218,591	197,322
T. Rowe Price Blue Chip Growth	333,352	667,121
T. Rowe Price Capital Appreciation	1,520,442	1,403,442
T. Rowe Price Equity Income	643,974	235,169
T. Rowe Price Growth Stock	926,428	1,104,845
T. Rowe Price Health Sciences	690,652	1,540,352
T. Rowe Price Limited-Term Bond	15,430	51,297
T. Rowe Price Retirement 2010	163	22
T. Rowe Price Retirement 2015	28,327	21,728
T. Rowe Price Retirement 2020	15,435	2,973
T. Rowe Price Retirement 2025	14,553	11,442
T. Rowe Price Retirement 2030	70,428	2,138
T. Rowe Price Retirement 2035	13,508	29,107
T. Rowe Price Retirement 2040	12,979	636
T. Rowe Price Retirement 2045	3,103	100
T. Rowe Price Retirement 2050	279	6
T. Rowe Price Retirement 2055	3,341	444
T. Rowe Price Retirement Balanced	55,660	102,562
Templeton Developing Markets VIP Fund	893,188	1,536,973
Templeton Foreign VIP Fund	376,421	716,156
Templeton Global Bond VIP Fund	399,157	653,463
Templeton Growth VIP Fund	6	52
Third Avenue Value	677,714	112,952
TOPS® Aggressive Growth ETF	9,234	305,847
TOPS® Balanced ETF	449,015	5,043
TOPS® Conservative ETF	1,071,678	4,450,617
TOPS® Growth ETF	131,375	427,238
TOPS® Managed Risk Balanced ETF	55,056	51,726
TOPS® Managed Risk Moderate Growth ETF	57	501,840
TOPS® Moderate Growth ETF	628,662	2,431
VanEck VIP Global Gold	2,394,072	2,010,972
VanEck VIP Global Resources	484,441	56,307
Vanguard® VIF Balanced	910,815	961,373
Vanguard® VIF Capital Growth	960,357	647,649
Vanguard® VIF Conservative Allocation	1,540,983	638,970
Vanguard® VIF Diversified Value	971,608	242,126
Vanguard® VIF Equity Income	3,090,852	1,820,388
Vanguard® VIF Equity Index	3,363,797	547,244
Vanguard® VIF Global Bond Index	814,541	105,668
Vanguard® VIF Growth	1,655,010	369,775
Vanguard® VIF High Yield Bond	643,848	452,332

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Vanguard® VIF International	$1,891,925	$831,204
Vanguard® VIF Mid-Cap Index	1,885,427	514,893
Vanguard® VIF Moderate Allocation	5,435,444	911,758
Vanguard® VIF Real Estate Index	1,250,019	151,146
Vanguard® VIF Short Term Investment Grade	4,052,143	2,075,683
Vanguard® VIF Small Company Growth (d)	72,182	11,945
Vanguard® VIF Total Bond Market Index	3,776,575	2,162,680
Vanguard® VIF Total International Stock Market Index	4,166,755	667,314
Vanguard® VIF Total Stock Market Index	8,321,413	3,869,573
Victory RS Partners (d)	38,405	94,150
Victory RS Science and Technology	101,411	335,900
Victory RS Value	146,630	162,747
Virtus Ceredex Mid Cap Value Equity	23,118	38,306
Virtus Duff & Phelps Real Estate Securities Series	48,201	44,314
Virtus KAR Small-Cap Growth Series	207,802	469,885
Virtus Newfleet Multi-Sector Intermediate Bond Series	36,121	16,730
Virtus SGA International Growth Series	46,363	136,288
Virtus Strategic Allocation Series	26,074	68,354
Voya MidCap Opportunities Portfolio	140,774	3,075
VY CBRE Global Real Estate Portfolio (a)	12,950	977
VY CBRE Real Estate Portfolio (a)	1	531,296
Western Asset Variable Global High Yield Bond	118,511	574,235

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The annuity assets for December 31, 2022 by subaccount are as follows:

Subaccount	Annuity Assets
AB VPS Growth and Income	$199,513
AB VPS Small/Mid Cap Value	110,598
AB VPS Sustainable Global Thematic Growth	120,843
AFIS Capital World Growth and Income	19,915
Allspring Small Company Value	2,852
American Century VP Disciplined Core Value	62,206
American Century VP Inflation Protection	146,908
American Century VP Mid Cap Value	13,736
American Century VP Value	3,862
American Funds IS® Capital World Bond	37,467
American Funds IS® Global Growth	227
American Funds IS® Growth	34,633
American Funds IS® Growth-Income	75,610
American Funds IS® International	175
American Funds IS® New World	111,642
Ariel®	3,720
BlackRock Equity Dividend V.I.	239
BlackRock Global Allocation V.I.	54,635
BlackRock High Yield V.I.	106,783
BNY Mellon Appreciation	8,296
BNY Mellon Dynamic Value	10,715
BNY Mellon IP Small Cap Stock Index	44,057
BNY Mellon IP Technology Growth	114,288
ClearBridge Variable Small Cap Growth	32,373
Delaware Ivy VIP Energy	5,019
Delaware Ivy VIP High Income	16,940
Delaware Ivy VIP Mid Cap Growth	18,447
Delaware Ivy VIP Science And Technology	23,683
Delaware Ivy VIP Small Cap Growth	41,696
Delaware VIP Global Value Equity	88,106
Dimensional VA Equity Allocation	37,823
Dimensional VA Global Bond Portfolio	5,136
Dimensional VA Global Moderate Allocation	153,805
Dimensional VA International Small Portfolio	77,716
Dimensional VA International Value Portfolio	68,234
Dimensional VA Short-Term Fixed Portfolio	118,280
Dimensional VA U.S. Large Value Portfolio	61,980
Dimensional VA U.S. Targeted Value Portfolio	221,599
DWS High Income VIP	46,265
Eaton Vance VT Floating-Rate Income	98,228
Federated Hermes Corporate Bond	5,079
Federated Hermes Fund for U.S. Government Securities II	152,525
Federated Hermes High Income Bond II	17,219
Fidelity® Advisor International Capital Appreciation	1,687
Fidelity® Advisor Real Estate	1,757
Fidelity® VIP Balanced	111,542
Fidelity® VIP Contrafund	42,418
Fidelity® VIP Disciplined Small Cap	204,873
Fidelity® VIP Emerging Markets	123,396

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Fidelity® VIP Growth & Income	$14,174
Fidelity® VIP Growth Opportunities	157,366
Fidelity® VIP High Income	42,220
Fidelity® VIP Index 500	260,790
Fidelity® VIP Investment Grade Bond	17,261
Fidelity® VIP Mid Cap	50,557
Fidelity® VIP Overseas	15,699
Fidelity® VIP Real Estate	34,900
Fidelity® VIP Strategic Income	71,852
Franklin Income VIP Fund	110,013
Franklin Mutual Global Discovery VIP Fund	18,967
Franklin Small Cap Value VIP Fund	3,981
Franklin Small-Mid Cap Growth VIP Fund	2,878
Guggenheim VIF All Cap Value	896
Guggenheim VIF Floating Rate Strategies	179,523
Guggenheim VIF High Yield	128,386
Guggenheim VIF Large Cap Value	178,532
Guggenheim VIF Long Short Equity	1,220
Guggenheim VIF Small Cap Value	84,223
Guggenheim VIF SMid Cap Value	71,302
Guggenheim VIF StylePlus Large Core	1,383
Guggenheim VIF StylePlus Large Growth	1,035
Guggenheim VIF StylePlus Mid Growth	35,989
Guggenheim VIF StylePlus Small Growth	3,809
Guggenheim VIF Total Return Bond	151,373
Guggenheim VIF World Equity Income	7,412
Invesco Oppenheimer V.I. International Growth Fund	45,486
Invesco Small Cap Growth	2,385
Invesco V.I. American Value	55,858
Invesco V.I. Comstock	8,029
Invesco V.I. Core Plus Bond	43,871
Invesco V.I. Discovery Mid Cap Growth	2,405
Invesco V.I. Equity and Income	118,390
Invesco V.I. EVQ International Equity Fund	12,317
Invesco V.I. Global	198
Invesco V.I. Global Real Estate Series I	244
Invesco V.I. Government Money Market	288,440
Invesco V.I. Government Securities	45,827
Invesco V.I. Main Street Mid Cap Fund®	5,964
Invesco V.I. Main Street Small Cap Fund®	27,754
Invesco V.I. Small Cap Equity	14,167
Janus Henderson Overseas	1,490
Janus Henderson VIT Enterprise	78,444
Janus Henderson VIT Overseas	79,006
Janus Henderson VIT Research	25,594
JPMorgan Insurance Trust Core Bond Portfolio	88,079
JPMorgan Insurance Trust US Equity Portfolio	94,987
Lord Abbett Series Bond-Debenture VC	170,853
MFS® VIT II Research International	11,007
MFS® VIT Research	34,090
MFS® VIT Total Return	142,204

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
MFS® VIT Utilities	$6,411
Morgan Stanley VIF Emerging Markets Equity	13,995
Morningstar Balanced ETF Asset Allocation Portfolio	117,553
Neuberger Berman AMT Sustainable Equity I	36,459
PIMCO High Yield	1,257
PIMCO International Bond (U.S. Dollar-Hedged)	1,521
PIMCO VIT All Asset Administrative	6,744
PIMCO VIT All Asset Advisor	246,210
PIMCO VIT CommodityRealReturn Strategy Administrative	53,395
PIMCO VIT CommodityRealReturn Strategy Advisor	166,354
PIMCO VIT Emerging Markets Bond	1,917
PIMCO VIT High Yield	6,028
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	13,099
PIMCO VIT Low Duration Administrative	19,330
PIMCO VIT Low Duration Advisor	6,063
PIMCO VIT Real Return Administrative	3,887
PIMCO VIT Real Return Advisor	141,363
PIMCO VIT Short-Term106,	898
PIMCO VIT Total Return Administrative	5,972
PIMCO VIT Total Return Advisor	612,979
Putnam VT Growth Opportunities	68,412
Putnam VT Large Cap Value	107,901
Royce Micro-Cap	25,984
Rydex VIF Banking	21,313
Rydex VIF Biotechnology	79,557
Rydex VIF Energy	106,155
Rydex VIF Financial Services	41,711
Rydex VIF Health Care	42,863
Rydex VIF Inverse Dow 2x Strategy	2
Rydex VIF Inverse Mid-Cap Strategy	24
Rydex VIF Inverse NASDAQ-100® Strategy	13
Rydex VIF Inverse Russell 2000® Strategy	4,699
Rydex VIF Inverse S&P 500 Strategy	36
Rydex VIF Japan 2x Strategy	170
Rydex VIF Mid-Cap 1.5x Strategy	2,909
Rydex VIF Money Market	1,177,761
Rydex VIF Real Estate	33,990
Rydex VIF Retailing	1,920
Rydex VIF Russell 2000® 1.5x Strategy	1,883
Rydex VIF S&P 500 Pure Growth	32,650
Rydex VIF S&P 500 Pure Value	20,101
Rydex VIF S&P MidCap 400 Pure Growth	4,034
Rydex VIF S&P MidCap 400 Pure Value	3,953
Rydex VIF S&P SmallCap 600 Pure Growth	4,003
Rydex VIF S&P SmallCap 600 Pure Value	3,045
Rydex VIF Technology	31,365
Rydex VIF Utilities	56,400
T. Rowe Price Blue Chip Growth	65,953
T. Rowe Price Equity Income	200,030
T. Rowe Price Growth Stock	17,203
T. Rowe Price Health Sciences	67,103

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Templeton Developing Markets VIP Fund	$29,697
Templeton Foreign VIP Fund	8,229
TOPS® Conservative ETF	459,940
Vanguard® VIF Balanced	417,146
Vanguard® VIF Capital Growth	226,688
Vanguard® VIF Conservative Allocation	77,347
Vanguard® VIF Diversified Value	304,531
Vanguard® VIF Equity Income	512,235
Vanguard® VIF Equity Index	1,497,085
Vanguard® VIF Growth	244,449
Vanguard® VIF High Yield Bond	143,503
Vanguard® VIF International	1,386,710
Vanguard® VIF Mid-Cap Index	328,687
Vanguard® VIF Moderate Allocation	1,626,244
Vanguard® VIF Real Estate Index	294,815
Vanguard® VIF Short Term Investment Grade	205,988
Vanguard® VIF Small Company Growth	15,529
Vanguard® VIF Total Bond Market Index	1,190,792
Vanguard® VIF Total International Stock Market Index	548,744
Vanguard® VIF Total Stock Market Index	1,324,678
Victory RS Science and Technology	3,543
Virtus Duff & Phelps Real Estate Securities Series	18,832
Virtus KAR Small-Cap Growth Series	105,199
Voya MidCap Opportunities Portfolio	14,557
Western Asset Variable Global High Yield Bond	19,158

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2022.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.45% of the contract value. For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value Guggenheim VIF Large Cap Value Guggenheim VIF Small Cap Value Guggenheim VIF SMid Cap Value Guggenheim VIF StylePlus Mid Growth Guggenheim VIF World Equity Income

0.35%	Invesco V.I. International Growth Invesco V.I. Mid Cap Core Equity

0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund

0.45%	Guggenheim VIF Long Short Equity Guggenheim VIF Multi-Hedge Strategies Invesco V.I. Government Securities each Rydex VIF Subaccounts

0.50%	Federated Hermes High Income Bond II Fidelity VIP Contrafund Fidelity VIP Growth Opportunities Fidelity VIP Investment Grade Bond

0.55%	Fidelity VIP Index 500 PIMCO VIT Low Duration PIMCO VIT Real Return PIMCO VIT Total Return Wells Fargo Opportunity VT

0.60%

Federated Hermes Fund for U.S. Government Securities II

Franklin Small-Mid Cap Growth VIP Fund

Invesco V.I. American Franchise

Neuberger Berman AMT Sustainable Equity

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The EliteDesigns and EliteDesigns II mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets. EliteDesigns: If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 0.20%. If the net asset value of an individual contract is greater than $500,000, no mortality and expense risk charge is deducted. EliteDesigns II: Prior to December 2, 2021, SBL deducted a mortality an expense risk charge of 1.20%. After December 2, 2021, If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 1.20%. If the net asset value of an individual contract is greater than $500,000, SBL deducts a mortality and expense risk charge of 1.00. All contracts, once annuitized, will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets. Currently, there are no policies in the annuitization stage.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II

Dimensional VA Equity Allocation

Dimensional VA Global Bond Portfolio

Dimensional VA Global Moderate Allocation

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA U.S. Large Value Portfolio

Dimensional VA U.S. Targeted Value Portfolio

Vanguard® VIF Balanced

Vanguard® VIF Capital Growth

Vanguard® VIF Conservative Allocation

Vanguard® VIF Diversified Value

Vanguard® VIF Equity Income

Vanguard® VIF Equity Index

Vanguard® VIF Global Bond Index

Vanguard® VIF Growth

Vanguard® VIF High Yield Bond

Vanguard® VIF International

Vanguard® VIF Mid-Cap Index

Vanguard® VIF Moderate Allocation

Vanguard® VIF Real Estate Index

Vanguard® VIF Short Term Investment Grade

Vanguard® VIF Small Company Growth

Vanguard® VIF Total Bond Market Index

Vanguard® VIF Total International Stock Market Index

Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract. For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Dynamic Asset Allocation	4,989	(21,401)	(16,412)	24,026	(19,477)	4,549
AB VPS Growth and Income	388	(5,538)	(5,150)	5,510	(5,019)	491
AB VPS Small/Mid Cap Value	33,689	(57,500)	(23,811)	112,359	(33,511)	78,848
AB VPS Sustainable Global Thematic Growth (a)	6,688	(891)	5,797	116	(3)	113
AFIS Capital World Growth and Income	310	(1,407)	(1,097)	2,178	(1,649)	529
AFIS U.S. Government Securities	6,051	(67,046)	(60,995)	14,803	(313,543)	(298,740)
AFIS Washington Mutual Investors	30,838	(21,593)	9,245	2,108	(4,923)	(2,815)
Alger Capital Appreciation (d)	349	(3,749)	(3,400)	472	(4,784)	(4,312)
Alger Large Cap Growth Class I-2 (b)	172,296	(153,533)	18,763	—	—	—
Alger Large Cap Growth Class S (b)	34	(2,790)	(2,756)	1,478	(833)	645
Allspring Growth (d)	2,201	(5,043)	(2,842)	2,506	(5,272)	(2,766)
Allspring International Equity VT	168	(35)	133	129	—	129
Allspring Large Cap Core	6,258	(10,061)	(3,803)	5,310	(12,789)	(7,479)
Allspring Omega Growth VT	278	(55)	223	1,448	(4,117)	(2,669)
Allspring Opportunity	1,985	(4,317)	(2,332)	2,852	(3,992)	(1,140)
Allspring Opportunity VT	1,803	(12,966)	(11,163)	15,651	(33,768)	(18,117)
Allspring Small Company Value	18,972	(49,028)	(30,056)	29,792	(92,939)	(63,147)
ALPS/Alerian Energy Infrastructure	4,209	(6,918)	(2,709)	12,045	(27,134)	(15,089)
American Century Diversified Bond	1,165	(32,821)	(31,656)	12,820	(3,191)	9,629
American Century Equity Income	32,103	(141,949)	(109,846)	43,017	(108,749)	(65,732)
American Century Heritage	5,461	(36,940)	(31,479)	24,980	(17,840)	7,140
American Century International Bond	2,665	(835)	1,830	103	(274)	(171)
American Century International Growth	67,355	(64,585)	2,770	61,939	(81,909)	(19,970)
American Century Select	33,361	(20,184)	13,177	13,119	(28,079)	(14,960)

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Strategic Allocation: Aggressive	13,860	(2,808)	11,052	5,791	(13,555)	(7,764)
American Century Strategic Allocation: Conservative	3,885	(10,609)	(6,724)	4,350	(21,920)	(17,570)
American Century Strategic Allocation: Moderate	19,797	(61,725)	(41,928)	28,492	(68,082)	(39,590)
American Century Ultra®	2,939	(4,228)	(1,289)	6,170	(2,308)	3,862
American Century VP Disciplined Core Value	2,849	(2,818)	31	5,847	(1,460)	4,387
American Century VP Inflation Protection	235,351	(80,615)	154,736	65,165	(14,313)	50,852
American Century VP International	176	(12)	164	210	(3,355)	(3,145)
American Century VP Mid Cap Value (d)	108,104	(78,610)	29,494	71,828	(88,102)	(16,274)
American Century VP Ultra®	50,850	(74,025)	(23,175)	113,506	(185,663)	(72,157)
American Century VP Value	95,118	(329,300)	(234,182)	310,036	(332,638)	(22,602)
American Funds IS® Asset Allocation	86,545	(533,415)	(446,870)	530,233	(334,653)	195,580
American Funds IS® Capital World Bond	27,551	(65,478)	(37,927)	63,186	(661,867)	(598,681)
American Funds IS® Global Growth	61,191	(150,881)	(89,690)	181,543	(113,656)	67,887
American Funds IS® Global Small Capitalization	6,516	(6,860)	(344)	32,905	(2,246)	30,659
American Funds IS® Growth	24,628	(29,136)	(4,508)	125,389	(112,873)	12,516
American Funds IS® Growth-Income	242,078	(385,731)	(143,653)	542,820	(307,585)	235,235
American Funds IS® International	225,354	(98,555)	126,799	114,347	(100,470)	13,877
American Funds IS® International Growth and Income	5,006	(11,479)	(6,473)	31,890	(797)	31,093
American Funds IS® Mortgage	818	(25,043)	(24,225)	1,808	(200)	1,608
American Funds IS® New World	111,746	(84,374)	27,372	150,061	(36,889)	113,172
AMG River Road Mid Cap Value	7,531	(9,220)	(1,689)	8,187	(18,219)	(10,032)
Ariel®	7,527	(40,276)	(32,749)	11,961	(27,873)	(15,912)
Baron Asset	3,284	(2,911)	373	4,311	(6,800)	(2,489)
BlackRock Advantage Large Cap Core V.I.	21,940	(6,020)	15,920	6,473	(657)	5,816
BlackRock Advantage Small Cap Growth	2,627	(383)	2,244	1,520	(6,021)	(4,501)
BlackRock Basic Value V.I.	15,165	(14,282)	883	1,758	(11)	1,747
BlackRock Capital Appreciation V.I.	15,844	(5,178)	10,666	1,770	(5,258)	(3,488)
BlackRock Equity Dividend	3,171	(18,001)	(14,830)	3,555	(5,371)	(1,816)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Equity Dividend V.I.	189,575	(131,248)	58,327	248,171	(195,212)	52,959
BlackRock Global Allocation	13,737	(3,540)	10,197	1,083	(2,002)	(919)
BlackRock Global Allocation V.I.	48,578	(43,596)	4,982	41,561	(66,254)	(24,693)
BlackRock High Yield V.I.	213,774	(408,352)	(194,578)	527,377	(280,285)	247,092
BlackRock International Dividend	784	(3,625)	(2,841)	3,846	(86)	3,760
BlackRock Large Cap Focus Growth V.I.	11,018	(12,594)	(1,576)	1,223	(144)	1,079
BNY Mellon Appreciation	43,380	(82,015)	(38,635)	106,324	(119,671)	(13,347)
BNY Mellon Dynamic Value	69,819	(38,506)	31,313	17,717	(25,696)	(7,979)
BNY Mellon IP MidCap Stock	16,785	(172,035)	(155,250)	170,933	(92,555)	78,378
BNY Mellon IP Small Cap Stock Index	71,287	(67,463)	3,824	172,503	(125,012)	47,491
BNY Mellon IP Technology Growth	43,502	(78,440)	(34,938)	153,997	(148,396)	5,601
BNY Mellon Opportunistic Midcap Value	7,782	(13,978)	(6,196)	4,857	(14,302)	(9,445)
BNY Mellon Stock Index	3,487	(3,621)	(134)	379	(5,560)	(5,181)
BNY Mellon VIF Appreciation	87,082	(110,400)	(23,318)	154,340	(130,615)	23,725
Calamos® Growth	25,706	(37,064)	(11,358)	19,612	(51,263)	(31,651)
Calamos® Growth and Income	23,937	(38,649)	(14,712)	74,417	(45,220)	29,197
Calamos® High Income Opportunities	20,537	(8,254)	12,283	3,821	(7,221)	(3,400)
ClearBridge Small Cap Growth	29	—	29	29	—	29
ClearBridge Variable Aggressive Growth	18,943	(54,961)	(36,018)	69,025	(258,422)	(189,397)
ClearBridge Variable Small Cap Growth	42,660	(52,680)	(10,020)	113,647	(153,131)	(39,484)
Delaware Ivy Asset Strategy	6,685	(2,594)	4,091	1,646	(1,655)	(9)
Delaware Ivy VIP Asset Strategy	24,428	(11,117)	13,311	4,157	(4,369)	(212)
Delaware Ivy VIP Balanced	178	(17)	161	168	(4,131)	(3,963)
Delaware Ivy VIP Core Equity	5,778	(3)	5,775	156	(6,722)	(6,566)
Delaware Ivy VIP Energy	77,048	(96,285)	(19,237)	45,494	(30,533)	14,961
Delaware Ivy VIP Global Growth	266	(53,189)	(52,923)	1,566	—	1,566
Delaware Ivy VIP Growth	161	(1,599)	(1,438)	181	(987)	(806)
Delaware Ivy VIP High Income	1,408	(7,401)	(5,993)	12,026	(9,155)	2,871
Delaware Ivy VIP International Core Equity	3,142	(16,176)	(13,034)	1,742	(3,462)	(1,720)
Delaware Ivy VIP Limited-Term Bond	181	(6,877)	(6,696)	8,869	(330)	8,539

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware Ivy VIP Mid Cap Growth	1,055	(2,175)	(1,120)	6,407	(5,730)	677
Delaware Ivy VIP Natural Resources	3,297	(1,652)	1,645	19,118	(14,613)	4,505
Delaware Ivy VIP Science And Technology	1,376	(1,655)	(279)	1,986	(9,271)	(7,285)
Delaware Ivy VIP Small Cap Growth	566	(240)	326	4,191	(720)	3,471
Delaware Ivy VIP Smid Cap Core	395	(4,173)	(3,778)	2,252	(6,200)	(3,948)
Delaware Ivy VIP Value	322	(3,349)	(3,027)	2,657	(4,413)	(1,756)
Delaware VIP Global Value Equity (a)	280	(743)	(463)	7,262	(124)	7,138
Delaware VIP Real Estate Securities (a)	1,157	(579)	578	94	(1,571)	(1,477)
Dimensional VA Equity Allocation	9,534	(5,813)	3,721	23,939	(4,552)	19,387
Dimensional VA Global Bond Portfolio	194,998	(63,685)	131,313	79,156	(6,149)	73,007
Dimensional VA Global Moderate Allocation	26,518	(4,883)	21,635	152,836	(119,566)	33,270
Dimensional VA International Small Portfolio	61,336	(23,926)	37,410	91,377	(8,508)	82,869
Dimensional VA International Value Portfolio	124,099	(22,374)	101,725	63,327	(10,004)	53,323
Dimensional VA Short-Term Fixed Portfolio	262,169	(39,512)	222,657	135,639	(19,338)	116,301
Dimensional VA U.S. Large Value Portfolio	147,861	(73,443)	74,418	68,204	(34,991)	33,213
Dimensional VA U.S. Targeted Value Portfolio	105,228	(55,525)	49,703	64,203	(32,512)	31,691
DWS Capital Growth VIP	616	(944)	(328)	55	(13)	42
DWS Core Equity VIP	151	(10)	141	147	(1)	146
DWS CROCI® U.S. VIP	22	(44)	(22)	26	(186)	(160)
DWS Global Small Cap VIP	4,963	(157)	4,806	116	(3)	113
DWS High Income VIP	741	(6,199)	(5,458)	27,286	(627)	26,659
DWS International Growth VIP	27	(53)	(26)	31	(223)	(192)
DWS Small Mid Cap Value VIP	2,098	(1,821)	277	32,069	(30,782)	1,287
Eaton Vance VT Floating-Rate Income	349,925	(388,318)	(38,393)	379,531	(102,661)	276,870
Federated Hermes Corporate Bond	132,322	(112,822)	19,500	168,066	(203,287)	(35,221)
Federated Hermes Fund for U.S. Government Securities II	88,103	(104,255)	(16,152)	268,034	(597,692)	(329,658)
Federated Hermes High Income Bond II	36,670	(87,279)	(50,609)	45,786	(104,170)	(58,384)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® Advisor Dividend Growth	7,205	(18,117)	(10,912)	12,578	(20,312)	(7,734)
Fidelity® Advisor International Capital Appreciation (d)	749	(3,006)	(2,257)	783	(4,235)	(3,452)
Fidelity® Advisor Leveraged Company Stock	395	(26)	369	386	(408)	(22)
Fidelity® Advisor New Insights	1,451	(4,184)	(2,733)	1,003	(1,885)	(882)
Fidelity® Advisor Real Estate	8,487	(34,322)	(25,835)	10,405	(24,547)	(14,142)
Fidelity® Advisor Stock Selector Mid Cap	10,360	(16,903)	(6,543)	15,196	(35,408)	(20,212)
Fidelity® Advisor Value Strategies	17,862	(28,361)	(10,499)	25,220	(9,959)	15,261
Fidelity® VIP Balanced	47,676	(106,151)	(58,475)	146,810	(11,678)	135,132
Fidelity® VIP Contrafund	52,425	(130,160)	(77,735)	132,745	(190,673)	(57,928)
Fidelity® VIP Disciplined Small Cap	5,455	(3,091)	2,364	28,899	(259)	28,640
Fidelity® VIP Emerging Markets	21,231	(8,232)	12,999	37,506	(22,571)	14,935
Fidelity® VIP Equity-Income	51,446	(80,866)	(29,420)	146,527	(87,632)	58,895
Fidelity® VIP Growth & Income	88,670	(61,607)	27,063	135,747	(92,986)	42,761
Fidelity® VIP Growth Opportunities	152,818	(275,529)	(122,711)	369,719	(405,234)	(35,515)
Fidelity® VIP High Income	1,812,800	(2,637,455)	(824,655)	885,117	(917,317)	(32,200)
Fidelity® VIP Index 500	127,845	(278,180)	(150,335)	473,099	(454,660)	18,439
Fidelity® VIP Investment Grade Bond	150,734	(123,185)	27,549	193,534	(263,650)	(70,116)
Fidelity® VIP Mid Cap	5,468	(6,356)	(888)	15,623	(4,452)	11,171
Fidelity® VIP Overseas	138,026	(73,794)	64,232	81,367	(158,063)	(76,696)
Fidelity® VIP Real Estate	2,223	(11,257)	(9,034)	5,785	(1,685)	4,100
Fidelity® VIP Strategic Income	61,112	(91,556)	(30,444)	54,006	(14,082)	39,924
Franklin Allocation VIP Fund	7,582	(44,779)	(37,197)	36,599	(52,913)	(16,314)
Franklin DynaTech VIP	758	(41,323)	(40,565)	2,578	(58)	2,520
Franklin Growth and Income VIP Fund	8,600	(4,137)	4,463	7,675	(5,564)	2,111
Franklin Income VIP Fund	302,608	(524,302)	(221,694)	555,935	(309,017)	246,918
Franklin Large Cap Growth VIP Fund	2,225	(2,225)	—	5	(673)	(668)
Franklin Mutual Global Discovery VIP Fund	86,549	(113,017)	(26,468)	57,484	(163,939)	(106,455)
Franklin Mutual Shares VIP Fund	83	(5,401)	(5,318)	7,612	(3,750)	3,862

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Rising Dividends VIP Fund	9,053	(2,472)	6,581	4,236	(22,407)	(18,171)
Franklin Small Cap Value VIP Fund	41,735	(52,673)	(10,938)	226,715	(179,597)	47,118
Franklin Small-Mid Cap Growth VIP Fund	10,410	(33,395)	(22,985)	30,327	(144,295)	(113,968)
Franklin Strategic Income VIP Fund	41,157	(50,511)	(9,354)	51,449	(792,570)	(741,121)
Franklin U.S. Government Securities VIP Fund	14,868	(525)	14,343	11,748	(15,697)	(3,949)
Goldman Sachs Emerging Markets Equity	19,986	(124,547)	(104,561)	60,443	(74,054)	(13,611)
Goldman Sachs Government Income	31,328	(219,981)	(188,653)	69,983	(64,727)	5,256
Goldman Sachs VIT International Equity Insights	1,257	(7,604)	(6,347)	10,520	(298)	10,222
Goldman Sachs VIT Large Cap Value	7	(2)	5	7	(1)	6
Goldman Sachs VIT Mid Cap Growth Fund (a)	856	(2,992)	(2,136)	454	(1,950)	(1,496)
Goldman Sachs VIT Mid Cap Value	4,165	(4,091)	74	5,457	(29,185)	(23,728)
Goldman Sachs VIT Small Cap Equity Insights	3,808	(71)	3,737	1,354	(1,020)	334
Goldman Sachs VIT Strategic Growth	2,284	(307)	1,977	308	(232)	76
Guggenheim Alpha Opportunity	243	(302)	(59)	246	(769)	(523)
Guggenheim Core Bond	55,725	(290,782)	(235,057)	111,609	(129,029)	(17,420)
Guggenheim Floating Rate Strategies	32,987	(36,316)	(3,329)	44,106	(19,765)	24,341
Guggenheim High Yield	17,153	(53,706)	(36,553)	44,509	(26,083)	18,426
Guggenheim Large Cap Value	8,240	(28,436)	(20,196)	10,088	(46,322)	(36,234)
Guggenheim Long Short Equity	1,640	(1,101)	539	1,596	(2,983)	(1,387)
Guggenheim Macro Opportunities	353	(6)	347	118	(399)	(281)
Guggenheim Managed Futures Strategy	4,312	(1,202)	3,110	—	—	—
Guggenheim Multi-Hedge Strategies	4,032	(1,228)	2,804	64	(711)	(647)
Guggenheim Small Cap Value	232	(6)	226	590	(6,544)	(5,954)
Guggenheim SMid Cap Value	14,693	(74,182)	(59,489)	20,074	(83,532)	(63,458)
Guggenheim StylePlus Large Core	24,803	(19,984)	4,819	9,854	(17,198)	(7,344)
Guggenheim StylePlus Mid Growth	7,002	(28,488)	(21,486)	12,039	(14,840)	(2,801)
Guggenheim Total Return Bond	2,449	(26,594)	(24,145)	8,392	(5,260)	3,132
Guggenheim VIF All Cap Value	87,613	(120,133)	(32,520)	145,812	(162,023)	(16,211)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Alpha Opportunity	6,343	(19,459)	(13,116)	4,513	(19,902)	(15,389)
Guggenheim VIF Floating Rate Strategies	588,800	(804,891)	(216,091)	804,691	(76,975)	727,716
Guggenheim VIF Global Managed Futures Strategy	499,578	(253,456)	246,122	8,940	(14,272)	(5,332)
Guggenheim VIF High Yield	180,122	(340,472)	(160,350)	267,892	(161,063)	106,829
Guggenheim VIF Large Cap Value	211,275	(337,361)	(126,086)	235,686	(561,231)	(325,545)
Guggenheim VIF Long Short Equity	91,741	(87,226)	4,515	215,694	(256,797)	(41,103)
Guggenheim VIF Managed Asset Allocation	26,156	(71,816)	(45,660)	49,733	(109,481)	(59,748)
Guggenheim VIF Multi-Hedge Strategies	294,354	(264,230)	30,124	394,343	(462,482)	(68,139)
Guggenheim VIF Small Cap Value	49,317	(162,463)	(113,146)	121,207	(123,002)	(1,795)
Guggenheim VIF SMid Cap Value	63,905	(143,017)	(79,112)	114,394	(225,736)	(111,342)
Guggenheim VIF StylePlus Large Core	129,021	(224,523)	(95,502)	136,553	(211,427)	(74,874)
Guggenheim VIF StylePlus Large Growth	71,807	(136,102)	(64,295)	96,780	(150,938)	(54,158)
Guggenheim VIF StylePlus Mid Growth	37,187	(101,769)	(64,582)	186,272	(215,638)	(29,366)
Guggenheim VIF StylePlus Small Growth	26,035	(39,968)	(13,933)	23,888	(43,849)	(19,961)
Guggenheim VIF Total Return Bond	748,667	(870,139)	(121,472)	926,098	(1,575,808)	(649,710)
Guggenheim VIF World Equity Income	356,081	(487,363)	(131,282)	355,381	(448,373)	(92,992)
Guggenheim World Equity Income	34,575	(33,132)	1,443	30,786	(44,738)	(13,952)
Invesco American Franchise	6,081	(10,978)	(4,897)	9,570	(33,473)	(23,903)
Invesco Comstock	62,058	(66,670)	(4,612)	25,700	(70,036)	(44,336)
Invesco Developing Markets	4,563	(3,591)	972	7,812	(5,726)	2,086
Invesco Discovery	1,540	(2,097)	(557)	2,610	(1,429)	1,181
Invesco Discovery Mid Cap Growth	22,676	(6,145)	16,531	17,619	(20,560)	(2,941)
Invesco Energy	8,109	(655)	7,454	1,525	(392)	1,133
Invesco Equity and Income	32,768	(63,688)	(30,920)	43,423	(80,929)	(37,506)
Invesco Global	6,510	(4,942)	1,568	1,784	(2,898)	(1,114)
Invesco Gold & Special Minerals	736	(258)	478	737	(108)	629
Invesco Main Street Mid Cap	12,921	(11,999)	922	9,029	(24,968)	(15,939)
Invesco Oppenheimer V.I. International Growth Fund	9,825	(2,105)	7,720	831	(37,079)	(36,248)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Small Cap Growth (d)	3,066	(14,766)	(11,700)	3,450	(13,698)	(10,248)
Invesco Technology	37,289	(14,252)	23,037	11,485	(6,870)	4,615
Invesco V.I. American Franchise Series I	11,492	(14,666)	(3,174)	8,682	(12,609)	(3,927)
Invesco V.I. American Franchise Series II	79	(37)	42	3,311	(11,269)	(7,958)
Invesco V.I. American Value	37,506	(64,377)	(26,871)	432,171	(128,061)	304,110
Invesco V.I. Balanced-Risk Allocation	299	(295)	4	4,150	(1,502)	2,648
Invesco V.I. Comstock	209,885	(304,355)	(94,470)	425,064	(305,935)	119,129
Invesco V.I. Core Bond (b)	238,889	(2,152,285)	(1,913,396)	148,685	(930,295)	(781,610)
Invesco V.I. Core Equity	4,606	(5,084)	(478)	1,295	(50)	1,245
Invesco V.I. Core Plus Bond (b)	1,396,403	(338,225)	1,058,178	—	—	—
Invesco V.I. Discovery Mid Cap Growth	33,798	(36,280)	(2,482)	71,219	(79,239)	(8,020)
Invesco V.I. Equally-Weighted S&P 500 (b)	64,146	(7,768)	56,378	—	—	—
Invesco V.I. Equity and Income	90,781	(65,874)	24,907	66,623	(245,781)	(179,158)
Invesco V.I. EVQ International Equity Fund (a)	109,065	(355,343)	(246,278)	234,908	(414,614)	(179,706)
Invesco V.I. Global	27,597	(20,807)	6,790	31,446	(58,589)	(27,143)
Invesco V.I. Global Core Equity	40	(1,420)	(1,380)	78	(7)	71
Invesco V.I. Global Real Estate Series I	21,216	(64,220)	(43,004)	49,320	(88,447)	(39,127)
Invesco V.I. Global Real Estate Series II	754	(9,672)	(8,918)	3,976	(5,928)	(1,952)
Invesco V.I. Global Strategic Income	9	(16)	(7)	45	(2,979)	(2,934)
Invesco V.I. Government Money Market	4,063,513	(2,376,825)	1,686,688	1,826,989	(2,245,225)	(418,236)
Invesco V.I. Government Securities	301,388	(421,176)	(119,788)	651,258	(718,065)	(66,807)
Invesco V.I. Growth and Income	32	(2)	30	32	—	32
Invesco V.I. Health Care Series I	67,710	(38,272)	29,438	43,761	(126,873)	(83,112)
Invesco V.I. Health Care Series II	13,239	(860)	12,379	3,015	(9,198)	(6,183)
Invesco V.I. High Yield	—	—	—	23	(2,341)	(2,318)
Invesco V.I. Main Street Mid Cap Fund®	88,165	(98,215)	(10,050)	44,520	(193,624)	(149,104)

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Main Street Small Cap Fund®	54,543	(91,341)	(36,798)	112,154	(152,684)	(40,530)
Invesco V.I. S&P 500 Index (b)	1,075	(25,624)	(24,549)	2,828	(1,258)	1,570
Invesco V.I. Small Cap Equity	229	(737)	(508)	1,035	(853)	182
Invesco Value Opportunities	12,096	(20,464)	(8,368)	16,520	(29,403)	(12,883)
Janus Henderson Adaptive Risk Managed U.S. Equity (a)	7,385	(12,433)	(5,048)	7,896	(14,212)	(6,316)
Janus Henderson Mid Cap Value	240	(2,493)	(2,253)	941	(4,946)	(4,005)
Janus Henderson Overseas	147,963	(50,732)	97,231	63,616	(57,991)	5,625
Janus Henderson VIT Enterprise	95,429	(148,038)	(52,609)	150,873	(244,139)	(93,266)
Janus Henderson VIT Mid Cap Value	2,535	(893)	1,642	5,118	(698)	4,420
Janus Henderson VIT Overseas	14,222	(18,678)	(4,456)	18,635	(6,036)	12,599
Janus Henderson VIT Research	43,258	(229,430)	(186,172)	35,138	(127,862)	(92,724)
JPMorgan Insurance Trust Core Bond Portfolio	131,917	(184,101)	(52,184)	198,179	(259,397)	(61,218)
JPMorgan Insurance Trust Small Cap Core Portfolio	586	(610)	(24)	13,011	(8,296)	4,715
JPMorgan Insurance Trust US Equity Portfolio	7,709	(1,232)	6,477	195	(5)	190
Lord Abbett Series Bond-Debenture VC	69,495	(76,225)	(6,730)	187,430	(200,659)	(13,229)
Lord Abbett Series Developing Growth VC	23,946	(31,559)	(7,613)	59,005	(63,465)	(4,460)
Lord Abbett Series Dividend Growth VC	10	(1,028)	(1,018)	1,052	(3,107)	(2,055)
Lord Abbett Series Growth Opportunities VC	581	(581)	—	2,363	(4,620)	(2,257)
Lord Abbett Series Mid Cap Stock VC	120	(1,810)	(1,690)	130	(162)	(32)
Lord Abbett Series Total Return VC	23,598	(624)	22,974	35,554	(1,855)	33,699
MFS® VIT Emerging Markets Equity	522	(1,517)	(995)	799	(7,746)	(6,947)
MFS® VIT Global Tactical Allocation	22	(113)	(91)	21	(95)	(74)
MFS® VIT High Yield	51	(5,130)	(5,079)	273	(12,356)	(12,083)
MFS® VIT II MA Investors Growth Stock	6,067	(132)	5,935	—	—	—
MFS® VIT II Research International	117,149	(239,685)	(122,536)	219,433	(365,702)	(146,269)
MFS® VIT International Intrinsic Value	16,167	(29,844)	(13,677)	9,961	(14,656)	(4,695)

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT Investors Trust	1,464	(977)	487	3,239	(273)	2,966
MFS® VIT New Discovery	4,711	(5,522)	(811)	6,798	(2,276)	4,522
MFS® VIT Research	56	(87)	(31)	1,854	(6,684)	(4,830)
MFS® VIT Total Return	136,720	(129,031)	7,689	65,621	(206,111)	(140,490)
MFS® VIT Total Return Bond	10,152	(4,174)	5,978	15,539	(451)	15,088
MFS® VIT Utilities	234,648	(160,875)	73,773	201,967	(261,726)	(59,759)
Morgan Stanley VIF Emerging Markets Debt	599	(350)	249	4,042	(3,684)	358
Morgan Stanley VIF Emerging Markets Equity	66,373	(96,780)	(30,407)	113,107	(535,214)	(422,107)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	13,403	(9,588)	3,815	43,812	(92,252)	(48,440)
Morningstar Balanced ETF Asset Allocation Portfolio	92,455	(38,224)	54,231	177,735	(808,635)	(630,900)
Morningstar Conservative ETF Asset Allocation Portfolio	41,395	(89,428)	(48,033)	117,173	(111,523)	5,650
Morningstar Growth ETF Asset Allocation Portfolio	44,056	(32,281)	11,775	72,563	(265,159)	(192,596)
Morningstar Income and Growth ETF Asset Allocation Portfolio	5,553	(64,756)	(59,203)	46,303	(71,825)	(25,522)
Neuberger Berman AMT Sustainable Equity I	12,393	(75,993)	(63,600)	36,162	(82,779)	(46,617)
Neuberger Berman AMT Sustainable Equity S	9,345	(21,018)	(11,673)	16,717	(40,432)	(23,715)
Neuberger Berman Core Bond	158,190	(51,844)	106,346	17,383	(30,304)	(12,921)
Neuberger Berman Large Cap Value	16,882	(10,479)	6,403	5,589	(7,450)	(1,861)
Neuberger Berman Sustainable Equity	7,945	(8,073)	(128)	4,871	(12,868)	(7,997)
North Square Spectrum Alpha (a)	339	(107)	232	275	(229)	46
Northern Global Tactical Asset Allocation	438	(2,271)	(1,833)	461	(470)	(9)
Northern Large Cap Core	356	(2,643)	(2,287)	454	(1,442)	(988)
Northern Large Cap Value	10,705	(2,660)	8,045	1,719	(755)	964
PGIM Focused Growth	29,460	(47,752)	(18,292)	397,069	(910)	396,159
PGIM Jennison Mid-Cap Growth	1,096	(1,744)	(648)	517	(1,718)	(1,201)
PGIM Jennison Natural Resources	179	(82)	97	175	(289)	(114)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PGIM Jennison Small Company	1,496	(5,349)	(3,853)	1,275	(6,347)	(5,072)
PGIM Quant Solutions Small-Cap Value (d)	751	(2,010)	(1,259)	862	(1,802)	(940)
PIMCO All Asset	1,112	(1,673)	(561)	1,505	(3,561)	(2,056)
PIMCO CommodityRealReturn Strategy	6,452	(9,030)	(2,578)	4,724	(3,692)	1,032
PIMCO Emerging Markets Bond	1,217	(498)	719	13,107	(261)	12,846
PIMCO High Yield	3,718	(10,982)	(7,264)	8,683	(24,924)	(16,241)
PIMCO International Bond (U.S. Dollar-Hedged)	163,278	(68,188)	95,090	55,852	(133,712)	(77,860)
PIMCO Low Duration	20,929	(865)	20,064	499	(11)	488
PIMCO Real Return	21,354	(6,712)	14,642	6,959	(10,558)	(3,599)
PIMCO StocksPLUS® Small Fund	2,479	(8,261)	(5,782)	1,915	(2,808)	(893)
PIMCO Total Return	31,262	(27,298)	3,964	17,932	(24,169)	(6,237)
PIMCO VIT All Asset Administrative	13,123	(68,657)	(55,534)	58,796	(53,020)	5,776
PIMCO VIT All Asset Advisor	41,199	(15,932)	25,267	10,740	(3,154)	7,586
PIMCO VIT CommodityRealReturn Strategy Administrative	630,064	(920,252)	(290,188)	1,834,925	(873,181)	961,744
PIMCO VIT CommodityRealReturn Strategy Advisor	294,112	(176,636)	117,476	39,355	(13,432)	25,923
PIMCO VIT Emerging Markets Bond	34,277	(96,798)	(62,521)	345,794	(325,866)	19,928
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	168	(570)	(402)	157	(91)	66
PIMCO VIT Global Managed Asset Allocation	4,425	(8,364)	(3,939)	5,696	(387)	5,309
PIMCO VIT High Yield	5,128	(11,557)	(6,429)	15,757	(3,937)	11,820
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	166,895	(173,590)	(6,695)	426,206	(214,578)	211,628
PIMCO VIT International Bond Portfolio (Unhedged)	2,782	(22,210)	(19,428)	3,404	(1,316)	2,088
PIMCO VIT Low Duration Administrative (d)	1,888,340	(684,171)	1,204,169	915,062	(1,433,497)	(518,435)
PIMCO VIT Low Duration Advisor	37,994	(38,988)	(994)	42,502	(43,402)	(900)
PIMCO VIT Real Return Administrative (d)	399,079	(733,849)	(334,770)	786,536	(522,706)	263,830
PIMCO VIT Real Return Advisor	81,697	(45,902)	35,795	73,113	(37,411)	35,702

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Short-Term	271,297	(61,203)	210,094	276,147	(241,606)	34,541
PIMCO VIT Total Return Administrative	202,752	(385,316)	(182,564)	325,109	(365,303)	(40,194)
PIMCO VIT Total Return Advisor	246,266	(281,007)	(34,741)	427,048	(360,947)	66,101
Pioneer Bond VCT	5,111	(12,930)	(7,819)	13,133	(5,759)	7,374
Pioneer Equity Income VCT	1,087	(2,596)	(1,509)	1,586	(22)	1,564
Pioneer High Yield VCT	2,591	(124)	2,467	3,991	(3,991)	—
Pioneer Real Estate Shares VCT	44	(1,839)	(1,795)	58	(21)	37
Pioneer Strategic Income	3,789	(205)	3,584	404	(595)	(191)
Pioneer Strategic Income VCT	667	(1,940)	(1,273)	15,561	(17)	15,544
Putnam VT Diversified Income	200	(13)	187	8,345	(31,237)	(22,892)
Putnam VT Global Asset Allocation	37	(5)	32	33	—	33
Putnam VT Growth Opportunities	1,717	(562)	1,155	3,336	(4,490)	(1,154)
Putnam VT High Yield	145	(10)	135	140	(63,875)	(63,735)
Putnam VT Income	722	(34,333)	(33,611)	57,664	(208,229)	(150,565)
Putnam VT Large Cap Value	174,094	(148,999)	25,095	16,861	(11,090)	5,771
Putnam VT Multi-Asset Absolute Return	3,085	(3,877)	(792)	1,113	(31,684)	(30,571)
Putnam VT Multi-Cap Core	2,169	(2,169)	—	2,394	—	2,394
Putnam VT Small Cap Growth	2,728	(1,893)	835	55	(7)	48
Putnam VT Small Cap Value	16,536	(62,506)	(45,970)	97,337	(12,940)	84,397
Redwood Managed Volatility	692	(41,230)	(40,538)	2,339	(954)	1,385
Royce Micro-Cap	20,663	(54,179)	(33,516)	243,777	(252,659)	(8,882)
Royce Small-Cap Opportunity (a)	64,907	(27,954)	36,953	25,650	(43,996)	(18,346)
Royce Small-Cap Value	6,616	(8,258)	(1,642)	7,514	(15,431)	(7,917)
Rydex VIF Banking	27,020	(54,437)	(27,417)	415,837	(371,977)	43,860
Rydex VIF Basic Materials	38,101	(41,867)	(3,766)	98,357	(168,288)	(69,931)
Rydex VIF Biotechnology	22,327	(193,526)	(171,199)	203,007	(77,579)	125,428
Rydex VIF Commodities Strategy	1,249,312	(1,671,612)	(422,300)	1,064,219	(203,044)	861,175
Rydex VIF Consumer Products	321,701	(245,387)	76,314	14,309	(109,590)	(95,281)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF Dow 2x Strategy (d)	143,840	(137,491)	6,349	151,446	(182,634)	(31,188)
Rydex VIF Electronics	12,895	(57,240)	(44,345)	51,588	(35,942)	15,646
Rydex VIF Energy	1,742,320	(1,989,491)	(247,171)	2,097,338	(1,666,725)	430,613
Rydex VIF Energy Services	1,445,935	(4,075,790)	(2,629,855)	6,748,929	(4,206,203)	2,542,726
Rydex VIF Europe 1.25x Strategy (d)	38,377	(45,845)	(7,468)	70,332	(83,743)	(13,411)
Rydex VIF Financial Services	19,970	(59,958)	(39,988)	402,319	(503,843)	(101,524)
Rydex VIF Government Long Bond 1.2x Strategy (d)	809,165	(802,893)	6,272	67,551	(59,709)	7,842
Rydex VIF Health Care	228,445	(238,863)	(10,418)	69,276	(153,726)	(84,450)
Rydex VIF High Yield Strategy	13,262	(36,700)	(23,438)	25,549	(2,099)	23,450
Rydex VIF Internet	11,198	(16,115)	(4,917)	30,402	(142,294)	(111,892)
Rydex VIF Inverse Dow 2x Strategy (d)	68,424,290	(67,950,715)	473,575	8,556,927	(8,005,186)	551,741
Rydex VIF Inverse Government Long Bond Strategy (d)	1,286,142	(1,275,268)	10,874	487,608	(518,102)	(30,494)
Rydex VIF Inverse Mid-Cap Strategy (d)	216,453	(179,225)	37,228	184,090	(189,903)	(5,813)
Rydex VIF Inverse NASDAQ-100® Strategy (d)	15,138,362	(15,968,666)	(830,304)	8,354,590	(6,303,238)	2,051,352
Rydex VIF Inverse Russell 2000® Strategy (d)	300,163	(296,359)	3,804	791,701	(744,012)	47,689
Rydex VIF Inverse S&P 500 Strategy (d)	11,848,428	(11,748,968)	99,460	2,253,230	(2,247,920)	5,310
Rydex VIF Japan 2x Strategy (d)	5,653	(6,991)	(1,338)	4,512	(7,789)	(3,277)
Rydex VIF Leisure	8,822	(3,355)	5,467	51,172	(53,755)	(2,583)
Rydex VIF Mid-Cap 1.5x Strategy (d)	4,316	(8,247)	(3,931)	34,306	(48,522)	(14,216)
Rydex VIF Money Market (c)	32,459,362	(26,483,486)	5,975,876	24,022,396	(23,610,060)	412,336
Rydex VIF NASDAQ-100®	1,869,033	(2,015,346)	(146,313)	1,313,747	(1,238,401)	75,346
Rydex VIF NASDAQ-100® 2x Strategy (d)	543,736	(556,884)	(13,148)	476,442	(551,725)	(75,283)
Rydex VIF Nova (d)	84,876	(112,245)	(27,369)	133,263	(132,879)	384
Rydex VIF Precious Metals	182,378	(125,142)	57,236	94,046	(129,362)	(35,316)
Rydex VIF Real Estate	53,315	(86,920)	(33,605)	88,238	(94,680)	(6,442)
Rydex VIF Retailing	9,770	(4,678)	5,092	5,384	(34,835)	(29,451)
Rydex VIF Russell 2000® 1.5x Strategy (d)	50,537	(96,804)	(46,267)	96,118	(86,835)	9,283

(c)	Liquidation. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF Russell 2000® 2x Strategy (d)	568,647	(590,851)	(22,204)	2,670,204	(3,538,533)	(868,329)
Rydex VIF S&P 500 2x Strategy (d)	723,314	(834,823)	(111,509)	862,145	(825,787)	36,358
Rydex VIF S&P 500 Pure Growth	78,826	(200,143)	(121,317)	269,851	(168,225)	101,626
Rydex VIF S&P 500 Pure Value	393,332	(345,704)	47,628	842,771	(1,056,279)	(213,508)
Rydex VIF S&P MidCap 400 Pure Growth	11,404	(35,355)	(23,951)	74,090	(142,550)	(68,460)
Rydex VIF S&P MidCap 400 Pure Value	236,244	(241,949)	(5,705)	312,226	(318,942)	(6,716)
Rydex VIF S&P SmallCap 600 Pure Growth	12,113	(37,129)	(25,016)	306,112	(367,922)	(61,810)
Rydex VIF S&P SmallCap 600 Pure Value	264,716	(502,298)	(237,582)	2,449,447	(2,334,764)	114,683
Rydex VIF Strengthening Dollar 2x Strategy (d)	45,372	(64,013)	(18,641)	42,188	(44,669)	(2,481)
Rydex VIF Technology	29,379	(42,124)	(12,745)	53,628	(125,988)	(72,360)
Rydex VIF Telecommunications	17,220	(28,929)	(11,709)	33,288	(30,101)	3,187
Rydex VIF Transportation	99,999	(94,921)	5,078	25,454	(34,771)	(9,317)
Rydex VIF Utilities	344,752	(331,918)	12,834	56,332	(104,817)	(48,485)
Rydex VIF Weakening Dollar 2x Strategy (d)	84,270	(75,931)	8,339	45,758	(55,598)	(9,840)
T. Rowe Price Blue Chip Growth	14,808	(29,561)	(14,753)	32,753	(29,341)	3,412
T. Rowe Price Capital Appreciation	57,624	(66,228)	(8,604)	44,464	(83,319)	(38,855)
T. Rowe Price Equity Income	35,029	(16,523)	18,506	18,263	(11,971)	6,292
T. Rowe Price Growth Stock	40,600	(48,801)	(8,201)	22,133	(51,966)	(29,833)
T. Rowe Price Health Sciences	45,221	(74,116)	(28,895)	125,688	(102,585)	23,103
T. Rowe Price Limited-Term Bond	2,134	(6,721)	(4,587)	5,184	(2,480)	2,704
T. Rowe Price Retirement 2010	4	—	4	4	—	4
T. Rowe Price Retirement 2015	1,450	(1,674)	(224)	1,296	(29)	1,267
T. Rowe Price Retirement 2020	459	(151)	308	771	(1,588)	(817)
T. Rowe Price Retirement 2025	730	(731)	(1)	293	(15)	278
T. Rowe Price Retirement 2030	3,460	(34)	3,426	1,873	(129)	1,744
T. Rowe Price Retirement 2035	748	(1,946)	(1,198)	1,019	(10,141)	(9,122)
T. Rowe Price Retirement 2040	627	(15)	612	396	(455)	(59)
T. Rowe Price Retirement 2045	175	(4)	171	113	(2)	111

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
T. Rowe Price Retirement 2050	16	—	16	5	—	5
T. Rowe Price Retirement 2055	138	(9)	129	142	(973)	(831)
T. Rowe Price Retirement Balanced	4,640	(9,682)	(5,042)	12,731	(3,481)	9,250
Templeton Developing Markets VIP Fund	37,677	(116,317)	(78,640)	237,479	(127,409)	110,070
Templeton Foreign VIP Fund	46,094	(87,970)	(41,876)	28,411	(614,209)	(585,798)
Templeton Global Bond VIP Fund	62,583	(95,139)	(32,556)	46,816	(86,982)	(40,166)
Templeton Growth VIP Fund	12	(1)	11	12	—	12
Third Avenue Value	65,711	(10,680)	55,031	1,454	(1,145)	309
TOPS® Aggressive Growth ETF	1,010	(26,540)	(25,530)	30,660	(5,130)	25,530
TOPS® Balanced ETF	42,947	(383)	42,564	14,845	—	14,845
TOPS® Conservative ETF	109,656	(462,204)	(352,548)	382,072	(11,208)	370,864
TOPS® Growth ETF	11,887	(38,369)	(26,482)	50,003	(17)	49,986
TOPS® Managed Risk Balanced ETF	5,287	(5,287)	—	—	—	—
TOPS® Managed Risk Moderate Growth ETF	—	(47,434)	(47,434)	47,571	(137)	47,434
TOPS® Moderate Growth ETF	61,042	(184)	60,858	—	—	—
VanEck VIP Global Gold	258,985	(256,286)	2,699	8,215	(20,994)	(12,779)
VanEck VIP Global Resources	79,276	(8,699)	70,577	10,705	(16,557)	(5,852)
Vanguard® VIF Balanced	52,154	(75,815)	(23,661)	169,546	(35,098)	134,448
Vanguard® VIF Capital Growth	48,727	(40,166)	8,561	22,234	(16,682)	5,552
Vanguard® VIF Conservative Allocation	123,666	(62,056)	61,610	542,486	(194,040)	348,446
Vanguard® VIF Diversified Value	61,423	(16,176)	45,247	37,527	(5,733)	31,794
Vanguard® VIF Equity Income	197,815	(126,341)	71,474	55,795	(23,720)	32,075
Vanguard® VIF Equity Index	186,536	(37,080)	149,456	183,539	(17,693)	165,846
Vanguard® VIF Global Bond Index	94,136	(13,287)	80,849	71,203	(18,324)	52,879
Vanguard® VIF Growth	61,770	(20,168)	41,602	57,605	(868)	56,737
Vanguard® VIF High Yield Bond	62,564	(41,915)	20,649	62,792	(77,850)	(15,058)
Vanguard® VIF International	74,358	(58,243)	16,115	172,991	(46,173)	126,818
Vanguard® VIF Mid-Cap Index	98,574	(35,095)	63,479	110,559	(23,959)	86,600
Vanguard® VIF Moderate Allocation	443,711	(74,821)	368,890	136,901	(145,655)	(8,754)
Vanguard® VIF Real Estate Index	93,277	(11,882)	81,395	75,240	(1,346)	73,894

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Vanguard® VIF Short Term Investment Grade	461,642	(237,368)	224,274	748,852	(325,853)	422,999
Vanguard® VIF Small Company Growth (d)	509	(784)	(275)	1,356	(1,925)	(569)
Vanguard® VIF Total Bond Market Index	436,979	(255,212)	181,767	1,014,105	(250,271)	763,834
Vanguard® VIF Total International Stock Market Index	400,604	(65,593)	335,011	501,152	(123,149)	378,003
Vanguard® VIF Total Stock Market Index	450,846	(228,968)	221,878	736,365	(82,282)	654,083
Victory RS Partners (d)	536	(2,960)	(2,424)	601	(2,002)	(1,401)
Victory RS Science and Technology	3,457	(12,362)	(8,905)	6,063	(14,744)	(8,681)
Victory RS Value	6,547	(9,884)	(3,337)	6,491	(22,181)	(15,690)
Virtus Ceredex Mid Cap Value Equity	913	(2,090)	(1,177)	2,361	(5,248)	(2,887)
Virtus Duff & Phelps Real Estate Securities Series	3,076	(3,314)	(238)	14,294	(15,991)	(1,697)
Virtus KAR Small-Cap Growth Series	5,211	(17,269)	(12,058)	18,341	(14,298)	4,043
Virtus Newfleet Multi-Sector Intermediate Bond Series	4,104	(1,918)	2,186	9,995	(55,057)	(45,062)
Virtus SGA International Growth Series	5,353	(17,100)	(11,747)	16,917	(50,844)	(33,927)
Virtus Strategic Allocation Series	1,542	(5,702)	(4,160)	11,280	(425)	10,855
Voya MidCap Opportunities Portfolio	659	(133)	526	7,367	(57)	7,310
VY CBRE Global Real Estate Portfolio (a)	438	(48)	390	8,850	(4,965)	3,885
VY CBRE Real Estate Portfolio (a)	133	(32,659)	(32,526)	32,723	(197)	32,526
Western Asset Variable Global High Yield Bond	7,542	(54,540)	(46,998)	306,660	(307,567)	(907)

(a)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Dynamic Asset Allocation
2022	84,677	8.11	8.87	730,165	0.02	0.25	1.45	(22.02)	(21.30)
2021	101,089	10.40	11.27	1,107,947	0.02	0.25	1.45	4.52	5.82
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
2018	79,495	9.00	9.53	738,547	1.79	0.25	1.45	(11.42)	(10.26)
AB VPS Growth and Income
2022	9,643	20.69	20.69	199,475	0.01	0.25	0.25	(7.47)	(7.47)
2021	14,793	22.36	22.36	330,673	0.01	0.25	0.25	23.81	23.81
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66
2018	87	11.93	15.46	1,332	1.57	0.25	1.45	(9.89)	(8.84)
AB VPS Small/Mid Cap Value
2022	381,612	12.61	17.28	4,814,167	0.01	0.25	1.45	(19.32)	(18.49)
2021	405,423	15.63	21.20	6,319,106	0.01	0.25	1.45	29.71	31.27
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
2018	143,468	10.09	14.16	1,485,443	0.23	0.25	1.45	(19.06)	(18.01)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Sustainable Global Thematic Growth (a)
2022	6,411	18.85	18.85	120,833	—	0.25	0.25	(29.48)	(29.48)
2021	614	26.73	26.73	16,408	—	0.25	0.25	18.69	18.69
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
2019	487	14.66	16.99	8,155	—	0.25	1.45	24.13	25.67
2018	—	11.81	13.52	—	—	0.25	1.45	(13.98)	(12.89)
AFIS Capital World Growth and Income
2022	8,441	11.18	12.23	96,603	0.02	0.25	1.45	(20.99)	(20.22)
2021	9,538	14.15	15.33	138,341	0.02	0.25	1.45	9.52	10.85
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
2018	16,606	9.96	10.54	165,889	3.12	0.25	1.45	(13.84)	(12.75)
AFIS U.S. Government Securities
2022	26,471	7.32	8.01	207,854	0.02	0.25	1.45	(14.88)	(14.06)
2021	87,466	8.60	9.32	805,439	0.00	0.25	1.45	(5.18)	(4.02)
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
2018	7,285	8.62	9.12	62,813	1.25	0.25	1.45	(3.90)	(2.67)
AFIS Washington Mutual Investors
2022	38,611	14.07	15.40	560,909	0.02	0.25	1.45	(12.50)	(11.60)
2021	29,366	16.08	16.08	472,265	0.01	1.45	1.45	22.00	22.00
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
2018	39,864	10.98	11.62	444,706	2.44	0.25	1.45	(12.86)	(11.84)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Alger Capital Appreciation (d)
2022	10,090	16.95	21.89	174,979	—	0.25	1.45	(39.33)	(38.70)
2021	13,490	27.94	35.71	409,319	—	0.25	1.45	13.67	15.05
2020	17,802	24.58	31.63	463,583	—	0.25	1.45	35.20	36.87
2019	27,929	18.18	23.11	529,530	—	0.25	1.45	27.49	28.96
2018	27,480	14.26	17.92	405,166	—	0.25	1.45	(4.74)	(3.55)
Alger Large Cap Growth Class I-2 (b)
2022	18,763	8.35	8.40	157,761	—	0.25	1.45	(16.50)	(16.00)
Alger Large Cap Growth Class S (b)
2022	—	20.61	32.75	—	—	0.25	1.45	(24.81)	0.68
2021	2,756	27.41	32.53	76,537	—	0.25	1.45	6.70	8.00
2020	2,111	25.69	30.69	55,023	—	0.25	1.45	59.37	61.27
2019	—	16.12	19.03	—	—	0.25	1.45	21.39	22.85
2018	3,524	13.28	15.49	46,795	—	0.25	1.45	(2.71)	(1.53)
Allspring Growth (d)
2022	31,061	18.46	32.21	574,621	—	0.90	1.10	(39.64)	(39.52)
2021	33,903	30.52	53.36	1,036,704	—	0.90	1.10	3.09	3.32
2020	36,669	29.54	51.76	1,085,114	—	0.90	1.25	42.71	43.19
2019	41,791	20.63	36.22	863,397	—	0.90	1.25	31.36	31.82
2018	48,548	15.65	27.52	760,459	—	0.90	1.25	(4.04)	(3.69)
Allspring International Equity VT
2022	4,507	8.86	8.86	39,935	0.03	0.25	0.25	(14.64)	(14.64)
2021	4,374	10.38	10.38	45,434	0.01	0.25	0.25	3.49	3.49
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
2018	3,997	8.87	9.01	35,461	8.67	0.25	1.45	(20.92)	(19.91)

(b)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Allspring Large Cap Core
2022	50,433	14.69	17.56	747,452	0.01	0.90	1.25	(17.75)	(17.43)
2021	54,236	17.79	21.35	974,874	0.00	0.90	1.25	25.51	25.99
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
2018	123,075	11.07	15.69	1,425,019	0.98	0.90	1.25	(12.51)	(12.28)
Allspring Omega Growth VT
2022	9,173	15.65	15.65	143,454	—	1.45	1.45	(39.78)	(39.78)
2021	8,950	25.99	25.99	232,514	—	1.45	1.45	9.94	9.94
2020	11,619	23.64	29.85	274,515	—	0.25	1.45	36.96	38.58
2019	12,214	17.26	21.54	211,753	—	0.25	1.45	31.06	32.72
2018	15,338	13.17	16.23	203,815	—	0.25	1.45	(4.08)	(2.93)
Allspring Opportunity
2022	32,402	18.03	26.53	585,249	—	0.90	1.10	(23.98)	(23.83)
2021	34,734	23.67	34.90	823,693	—	0.90	1.10	19.48	19.73
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30
2018	52,952	13.46	19.97	727,250	—	0.90	1.25	(11.21)	(10.92)
Allspring Opportunity VT
2022	44,774	15.32	20.06	849,247	—	0.25	1.45	(24.08)	(23.32)
2021	55,937	20.18	26.16	1,407,980	0.00	0.25	1.45	19.34	20.78
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
2018	96,174	11.62	15.04	1,434,652	0.19	0.25	1.45	(11.23)	(10.11)
Allspring Small Company Value
2022	354,096	11.69	11.77	4,166,378	—	0.90	1.10	(15.66)	(15.45)
2021	384,152	13.86	13.92	5,348,332	0.00	0.90	1.10	31.37	31.57
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
2018	264,080	12.40	20.48	4,787,103	—	0.90	1.25	(22.21)	(21.92)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ALPS/Alerian Energy Infrastructure
2022	27,905	8.09	8.97	236,282	0.05	0.25	1.45	12.52	13.54
2021	30,614	7.19	7.90	228,960	0.02	0.25	1.45	31.68	33.45
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
2018	47,348	6.62	7.11	317,643	1.70	0.25	1.45	(22.48)	(21.61)
American Century Diversified Bond
2022	13,403	7.15	7.15	95,822	0.01	0.90	0.90	(17.53)	(17.53)
2021	45,059	8.67	8.67	390,366	0.01	0.90	0.90	(4.83)	(4.83)
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02
2018	43,022	8.45	8.45	363,138	2.49	0.90	0.90	(5.48)	(5.48)
American Century Equity Income
2022	475,359	16.50	20.99	9,988,134	0.02	0.90	1.25	(7.41)	(7.08)
2021	585,205	17.82	22.59	13,229,010	0.02	0.90	1.25	11.65	12.05
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
2018	505,041	13.92	17.85	8,831,607	1.78	0.90	1.25	(8.60)	(8.29)
American Century Heritage
2022	74,056	22.36	30.95	1,658,363	—	0.90	1.10	(31.15)	(31.03)
2021	105,535	32.42	44.95	3,487,857	—	0.90	1.10	6.37	6.57
2020	98,395	30.42	42.26	3,004,275	—	0.90	1.25	36.29	36.78
2019	122,538	22.24	30.97	2,770,966	—	0.90	1.25	29.49	29.98
2018	119,325	17.11	23.87	2,044,737	—	0.90	1.25	(9.39)	(9.09)
American Century International Bond
2022	2,938	5.11	5.11	15,000	—	0.90	0.90	(23.16)	(23.16)
2021	1,108	6.65	6.65	7,366	—	0.90	0.90	(10.86)	(10.86)
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22
2019	578	7.09	7.09	4,092	—	0.90	0.90	1.00	1.00
2018	543	7.02	7.02	3,809	1.08	0.90	0.90	(7.99)	(7.99)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century International Growth
2022	502,643	9.46	10.87	4,886,804	0.00	0.90	1.25	(28.30)	(28.06)
2021	499,873	13.15	15.16	6,732,003	0.00	0.90	1.25	3.62	4.03
2020	519,843	12.64	18.70	6,779,904	—	0.90	1.25	20.02	20.50
2019	540,817	10.49	15.55	5,886,255	—	0.90	1.25	22.76	23.12
2018	579,057	8.52	12.65	5,115,702	0.75	0.90	1.25	(19.27)	(19.01)
American Century Select
2022	172,754	16.04	19.80	2,779,225	—	0.90	1.25	(32.03)	(31.80)
2021	159,577	23.52	29.13	3,757,042	—	0.90	1.25	19.68	20.12
2020	174,537	19.58	28.48	3,432,438	—	0.90	1.25	28.04	28.48
2019	182,930	15.24	22.21	2,812,155	—	0.90	1.25	30.29	30.70
2018	199,124	11.66	17.02	2,344,021	—	0.90	1.25	(7.89)	(7.53)
American Century Strategic Allocation: Aggressive
2022	86,149	13.29	13.73	1,182,256	0.01	0.90	1.10	(19.06)	(18.90)
2021	75,097	16.42	16.93	1,270,485	0.01	0.90	1.10	10.13	10.37
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
2018	94,685	10.86	11.33	1,072,855	0.98	0.90	1.25	(11.99)	(11.69)
American Century Strategic Allocation: Conservative
2022	69,713	10.30	10.64	741,775	0.02	0.90	1.10	(16.60)	(16.42)
2021	76,437	12.35	12.73	972,891	0.01	0.90	1.10	4.75	4.95
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
2018	86,572	9.61	10.03	867,479	1.40	0.90	1.25	(8.74)	(8.49)
American Century Strategic Allocation: Moderate
2022	305,161	11.93	12.32	3,756,819	0.01	0.90	1.10	(18.34)	(18.19)
2021	347,089	14.61	15.06	5,222,406	0.01	0.90	1.10	7.66	7.88
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
2018	436,625	10.37	10.82	4,721,533	1.16	0.90	1.25	(10.53)	(10.21)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century Ultra®
2022	22,266	26.27	26.27	583,642	—	0.90	0.90	(35.18)	(35.18)
2021	23,555	40.53	40.53	952,836	—	0.90	0.90	18.20	18.20
2020	19,693	34.29	34.29	673,845	—	0.90	0.90	43.65	43.65
2019	22,011	23.87	23.87	524,427	—	0.90	0.90	29.17	29.17
2018	28,037	18.48	18.48	517,490	—	0.90	0.90	(3.50)	(3.50)
American Century VP Disciplined Core Value
2022	10,351	14.42	19.87	186,410	0.02	0.25	1.45	(16.45)	(15.63)
2021	10,320	17.26	23.55	221,400	0.01	0.25	1.45	17.98	19.42
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81
2018	36,678	11.60	15.55	557,694	1.77	0.25	1.45	(11.25)	(10.17)
American Century VP Inflation Protection
2022	249,897	7.52	7.58	1,892,915	0.07	0.25	1.45	(16.63)	(15.87)
2021	95,161	9.01	9.02	856,906	0.03	0.25	1.45	1.58	2.97
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
2018	25,129	7.86	8.14	198,811	2.89	0.25	1.45	(6.97)	(5.92)
American Century VP International
2022	5,946	10.84	10.84	64,466	0.01	0.25	0.25	(27.30)	(27.30)
2021	5,782	14.91	14.91	86,180	0.00	0.25	0.25	5.15	5.15
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
2018	9,540	8.70	9.58	89,944	1.20	0.25	1.45	(18.99)	(17.98)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Mid Cap Value (d)
2022	326,427	15.23	20.51	6,109,013	0.02	0.25	1.45	(5.46)	(4.56)
2021	296,933	16.11	21.49	5,845,403	0.01	0.25	1.45	17.68	19.12
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
2018	411,278	11.48	15.04	5,653,463	1.31	0.25	1.45	(16.75)	(15.79)
American Century VP Ultra®
2022	516,484	25.54	28.77	14,749,955	—	0.75	1.35	(35.31)	(34.94)
2021	539,659	39.48	44.22	23,653,619	—	0.75	1.35	17.75	18.46
2020	611,816	33.53	37.33	22,652,609	—	0.75	1.35	43.11	44.02
2019	642,653	23.43	25.92	16,511,751	—	0.75	1.35	28.74	29.54
2018	714,424	18.20	20.01	14,231,107	0.13	0.75	1.35	(3.70)	(3.10)
American Century VP Value
2022	1,133,634	14.50	19.76	28,012,549	0.02	0.25	1.45	(3.91)	(2.90)
2021	1,367,816	15.09	20.35	35,056,543	0.02	0.25	1.45	18.91	20.34
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89
2018	1,907,587	10.84	18.15	34,385,840	1.44	0.25	1.45	(13.28)	(12.22)
American Funds IS® Asset Allocation
2022	1,599,046	11.62	12.71	19,531,050	0.01	0.25	1.45	(17.24)	(16.44)
2021	2,045,916	14.04	15.21	30,163,919	0.01	0.25	1.25	9.86	11.18
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
2018	1,123,526	10.30	10.90	11,986,057	1.51	0.25	1.45	(9.01)	(7.86)
American Funds IS® Capital World Bond
2022	355,230	6.25	6.84	2,355,477	0.00	0.25	1.45	(21.19)	(20.47)
2021	393,157	7.93	8.60	3,293,883	0.01	0.25	1.45	(9.37)	(8.12)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
2018	782,898	8.11	8.59	6,564,601	2.28	0.25	1.45	(5.92)	(4.66)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Global Growth
2022	764,598	13.80	15.10	11,181,371	0.00	0.25	1.45	(28.05)	(27.30)
2021	854,288	19.18	20.77	17,270,666	0.00	0.25	1.45	11.12	12.39
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
2018	634,262	10.75	11.38	7,045,853	0.55	0.25	1.45	(13.24)	(12.12)
American Funds IS® Global Small Capitalization
2022	44,218	10.01	10.96	464,923	—	0.25	1.45	(32.64)	(31.93)
2021	44,562	14.86	16.10	692,265	—	0.25	1.45	1.78	3.01
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
2018	9,992	9.40	9.94	94,748	0.02	0.25	1.45	(14.70)	(13.72)
American Funds IS® Growth
2022	145,693	18.45	20.19	2,755,323	0.00	0.25	1.45	(33.03)	(32.34)
2021	150,201	27.55	29.84	4,208,923	0.00	0.25	1.45	16.39	17.80
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23
2018	77,376	13.08	13.84	1,027,252	0.14	0.25	1.45	(4.80)	(3.69)
American Funds IS® Growth-Income
2022	1,628,040	14.63	16.01	25,143,422	0.01	0.25	1.45	(20.14)	(19.35)
2021	1,771,693	18.32	19.85	34,085,570	0.01	0.25	1.45	18.42	19.87
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
2018	1,186,503	11.87	12.56	14,534,324	1.33	0.25	1.45	(6.31)	(5.21)
American Funds IS® International
2022	686,051	7.98	8.73	5,812,644	0.01	0.25	1.45	(24.29)	(23.56)
2021	559,252	10.54	11.42	6,226,898	0.02	0.25	1.45	(5.98)	(4.83)
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
2018	619,198	8.79	9.30	5,628,176	1.57	0.25	1.45	(17.23)	(16.22)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® International Growth and Income
2022	37,206	7.71	8.43	301,591	0.02	0.25	1.45	(19.01)	(18.23)
2021	43,679	9.52	10.31	436,509	0.04	0.25	1.45	0.53	1.68
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
2018	23,819	8.00	8.46	196,680	0.30	0.25	1.45	(15.34)	(14.29)
American Funds IS® Mortgage
2022	7,886	7.23	7.92	62,019	0.01	0.25	1.45	(13.93)	(12.97)
2021	32,111	8.40	9.10	291,786	0.00	0.25	1.45	(5.08)	(4.01)
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
2018	1,365	8.68	9.19	12,417	1.82	0.25	1.45	(4.30)	(3.06)
American Funds IS® New World
2022	386,722	9.14	10.00	3,782,521	0.01	0.25	1.45	(25.51)	(24.76)
2021	359,350	12.27	13.29	4,664,407	0.01	0.25	1.45	0.08	1.30
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75
2018	210,343	8.44	8.93	1,835,277	0.50	0.25	1.45	(17.98)	(17.01)
AMG River Road Mid Cap Value
2022	90,510	17.65	18.23	1,648,248	0.01	0.90	1.10	(11.97)	(11.80)
2021	92,199	20.05	20.67	1,903,475	0.00	0.90	1.10	26.66	26.89
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
2018	143,414	14.07	14.69	2,104,415	0.35	0.90	1.25	(22.01)	(21.70)
Ariel®
2022	132,154	19.26	22.11	2,567,033	0.00	0.90	1.10	(22.07)	(21.90)
2021	164,903	24.66	28.37	4,101,007	0.00	0.90	1.10	25.14	25.37
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
2018	292,006	12.71	17.94	4,552,893	0.90	0.90	1.25	(17.31)	(16.97)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Baron Asset
2022	33,003	19.66	19.66	648,587	—	0.90	0.90	(28.85)	(28.85)
2021	32,630	27.63	27.63	901,436	—	0.90	0.90	9.56	9.56
2020	35,119	25.22	25.22	885,472	—	0.90	0.90	27.89	27.89
2019	37,749	19.72	19.72	744,236	—	0.90	0.90	32.35	32.35
2018	41,580	14.90	14.90	619,379	—	0.90	0.90	(3.99)	(3.99)
BlackRock Advantage Large Cap Core V.I.
2022	30,635	16.67	20.93	612,174	0.01	0.25	1.45	(23.46)	(22.71)
2021	14,715	21.78	27.08	363,352	0.00	0.25	1.45	22.50	23.99
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
2018	6,653	12.66	15.46	88,028	1.19	0.25	1.45	(9.64)	(8.57)
BlackRock Advantage Small Cap Growth
2022	8,814	15.90	15.90	140,122	0.01	0.90	0.90	(28.02)	(28.02)
2021	6,570	22.09	22.09	145,120	—	0.90	0.90	(0.63)	(0.63)
2020	11,071	22.23	22.23	246,109	—	0.90	0.90	28.05	28.05
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31
2018	6,213	13.53	13.53	84,074	0.09	0.90	0.90	(8.89)	(8.89)
BlackRock Basic Value V.I.
2022	13,067	12.78	16.77	206,342	0.01	0.25	1.45	(9.04)	(8.16)
2021	12,184	14.05	18.26	209,343	0.01	0.25	1.45	16.02	17.43
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
2018	12,972	10.39	13.27	153,452	1.64	0.25	1.45	(12.17)	(11.06)
BlackRock Capital Appreciation V.I.
2022	16,569	16.90	19.37	317,934	—	0.25	1.45	(40.39)	(39.79)
2021	5,903	28.35	32.17	185,349	—	0.25	1.45	15.62	17.02
2020	9,391	24.52	28.01	258,055	—	0.25	1.45	35.32	36.97
2019	3,594	18.12	20.45	72,215	—	0.25	1.45	25.83	27.33
2018	24,163	14.40	16.06	353,212	—	0.25	1.45	(2.37)	(1.11)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Equity Dividend
2022	30,528	17.33	17.33	528,951	0.01	0.90	0.90	(7.87)	(7.87)
2021	45,358	18.81	18.81	852,805	0.01	0.90	0.90	15.47	15.47
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
2018	41,934	13.35	13.35	559,821	1.74	0.90	0.90	(11.00)	(11.00)
BlackRock Equity Dividend V.I.
2022	646,850	14.70	18.80	9,591,537	0.01	0.25	1.45	(8.13)	(7.16)
2021	588,523	16.00	20.25	9,428,956	0.01	0.25	1.45	15.11	16.51
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
2018	409,905	11.16	14.32	4,681,420	2.27	0.25	1.45	(11.45)	(10.39)
BlackRock Global Allocation
2022	15,853	10.75	10.75	170,348	—	0.90	0.90	(19.23)	(19.23)
2021	5,656	13.31	13.31	75,183	0.01	0.90	0.90	2.31	2.31
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79
2018	31,701	9.93	9.93	314,838	0.57	0.90	0.90	(11.18)	(11.18)
BlackRock Global Allocation V.I.
2022	252,052	9.75	10.92	2,519,566	—	0.25	1.45	(19.55)	(18.75)
2021	247,070	12.12	13.44	3,049,772	0.01	0.25	1.45	1.76	2.99
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
2018	207,424	9.14	9.98	1,899,963	0.97	0.25	1.45	(11.67)	(10.57)
BlackRock High Yield V.I.
2022	625,237	9.27	10.40	5,886,223	0.05	0.25	1.45	(14.25)	(13.41)
2021	819,815	10.81	12.01	8,946,433	0.04	0.25	1.45	0.65	1.87
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
2018	364,989	9.39	10.39	3,459,759	16.80	0.25	1.45	(7.19)	(6.06)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock International Dividend
2022	8,892	10.53	10.53	93,725	0.01	0.90	0.90	(13.76)	(13.76)
2021	11,733	12.21	12.21	143,320	0.02	0.90	0.90	8.82	8.82
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
2018	21,424	9.03	9.03	193,976	3.09	0.90	0.90	(16.62)	(16.62)
BlackRock Large Cap Focus Growth V.I.
2022	5,808	17.58	21.94	127,478	—	0.25	1.45	(40.81)	(40.22)
2021	7,384	29.70	36.70	242,659	—	0.25	1.25	12.63	14.01
2020	6,305	26.37	32.80	179,994	—	0.25	1.45	37.20	38.81
2019	6,873	19.22	23.63	155,801	—	0.25	1.45	26.53	28.15
2018	3,141	15.19	18.44	54,285	—	0.25	1.45	(1.68)	(0.54)
BNY Mellon Appreciation
2022	372,230	17.25	19.38	6,527,252	0.01	0.90	1.25	(21.35)	(21.05)
2021	410,865	21.85	24.64	9,081,142	0.00	0.90	1.25	21.74	22.20
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98
2018	360,480	11.54	14.90	4,208,028	1.26	0.90	1.25	(10.30)	(9.98)
BNY Mellon Dynamic Value
2022	197,081	21.69	24.18	4,811,360	0.01	0.90	1.25	(1.50)	(1.14)
2021	165,768	22.02	24.46	4,144,289	0.01	0.90	1.25	27.80	28.26
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
2018	227,818	14.28	21.30	3,653,972	1.58	0.90	1.25	(14.39)	(14.07)
BNY Mellon IP MidCap Stock
2022	239,506	12.03	12.03	2,877,526	0.00	0.75	0.75	(17.38)	(17.38)
2021	394,756	14.56	14.56	5,744,015	0.00	0.75	0.75	20.93	20.93
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
2018	456,747	10.04	10.04	4,584,461	0.36	0.75	0.75	(18.84)	(18.84)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BNY Mellon IP Small Cap Stock Index
2022	503,837	14.04	19.17	7,350,166	0.01	0.25	1.45	(20.09)	(19.28)
2021	500,013	17.57	24.12	8,890,587	0.01	0.25	1.45	20.67	22.13
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
2018	444,301	11.32	15.59	5,144,534	0.78	0.25	1.45	(12.93)	(11.87)
BNY Mellon IP Technology Growth
2022	442,447	16.61	20.37	9,930,805	—	0.25	1.45	(48.72)	(48.22)
2021	477,385	32.39	39.34	20,742,158	—	0.25	1.45	7.72	9.04
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
2019	536,111	18.54	24.91	13,061,536	—	0.25	1.45	20.08	21.50
2018	520,603	15.44	20.61	10,490,679	—	0.25	1.45	(5.62)	(4.42)
BNY Mellon Opportunistic Midcap Value
2022	102,963	20.66	21.70	2,246,672	0.00	0.90	1.25	(11.82)	(11.50)
2021	109,159	23.43	24.52	2,684,051	0.00	0.90	1.25	10.94	11.30
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65
2018	145,843	15.18	25.03	2,305,665	—	0.90	1.25	(21.47)	(21.20)
BNY Mellon Stock Index
2022	1,820	22.47	22.47	41,024	0.02	0.25	0.25	(21.13)	(21.13)
2021	1,954	21.93	28.49	55,819	0.00	0.25	1.45	22.51	24.03
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
2018	14,390	12.71	16.16	219,825	1.11	0.25	1.45	(8.95)	(7.92)
BNY Mellon VIF Appreciation
2022	314,001	16.51	20.19	5,138,973	0.00	0.25	1.45	(21.64)	(20.85)
2021	337,319	20.71	25.51	7,006,865	0.00	0.25	0.75	22.11	22.70
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
2018	36,028	10.92	13.45	392,979	1.23	0.25	1.45	(11.20)	(10.09)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Calamos® Growth
2022	404,966	17.43	21.49	7,124,514	—	0.90	1.10	(35.98)	(35.90)
2021	416,324	27.19	33.57	11,409,195	—	0.90	1.10	18.29	18.58
2020	447,975	19.85	28.38	10,348,347	—	0.90	1.25	27.33	27.81
2019	507,893	15.59	22.25	9,176,159	—	0.90	1.25	25.62	26.07
2018	560,909	12.41	17.68	8,038,291	—	0.90	1.25	(9.75)	(9.48)
Calamos® Growth and Income
2022	423,807	19.82	21.30	8,246,271	0.01	0.90	1.10	(21.75)	(21.60)
2021	438,519	25.28	27.22	10,893,442	0.00	0.90	1.10	16.23	16.50
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
2018	474,223	11.96	16.49	7,090,713	1.65	0.90	1.25	(7.91)	(7.50)
Calamos® High Income Opportunities
2022	48,125	9.54	10.09	483,272	0.06	0.90	1.25	(14.05)	(13.83)
2021	35,842	11.10	11.71	419,033	0.05	0.90	1.25	2.02	2.36
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87
2018	40,501	9.90	10.33	417,532	6.59	0.90	1.25	(8.25)	(7.93)
ClearBridge Small Cap Growth
2022	1,018	18.65	18.65	18,987	—	0.90	0.90	(31.53)	(31.53)
2021	989	27.24	27.24	26,919	—	0.90	0.90	7.63	7.63
2020	960	25.31	25.31	24,278	—	0.90	0.90	37.93	37.93
2019	931	18.35	18.35	17,080	—	0.90	0.90	20.49	20.49
2018	904	15.23	15.23	13,765	—	0.90	0.90	0.13	0.13
ClearBridge Variable Aggressive Growth
2022	314,374	13.52	15.17	4,744,827	—	0.75	1.35	(29.73)	(29.24)
2021	350,392	19.24	21.44	7,481,961	0.00	0.75	1.35	5.37	5.98
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
2018	864,798	13.57	14.85	12,770,816	0.39	0.75	1.35	(12.45)	(11.97)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Variable Small Cap Growth
2022	312,778	19.80	22.34	6,764,918	—	0.75	1.35	(31.87)	(31.47)
2021	322,798	29.06	32.60	10,174,791	—	0.75	1.35	7.79	8.49
2020	362,282	26.96	30.05	10,545,530	—	0.75	1.35	37.13	37.97
2019	339,779	19.66	21.78	7,223,355	—	0.75	1.35	21.51	22.22
2018	411,917	16.18	17.82	7,105,038	—	0.75	1.35	(0.98)	(0.39)
Delaware Ivy Asset Strategy
2022	24,452	10.60	10.60	259,158	0.01	0.90	0.90	(16.73)	(16.73)
2021	20,361	12.73	12.73	259,238	0.02	0.90	0.90	9.46	9.46
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
2018	23,957	9.11	9.11	218,274	1.45	0.90	0.90	(9.17)	(9.17)
Delaware Ivy VIP Asset Strategy
2022	117,821	9.37	10.90	1,092,457	0.02	0.25	1.45	(18.24)	(17.49)
2021	104,510	11.46	13.21	1,182,345	0.02	0.25	1.45	5.62	6.96
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85
2018	56,217	8.21	9.69	471,384	2.28	0.25	1.45	(9.62)	(8.41)
Delaware Ivy VIP Balanced
2022	5,851	14.43	14.43	84,357	0.01	0.25	0.25	(18.75)	(18.75)
2021	5,690	14.29	17.76	100,948	0.01	0.25	1.45	10.95	12.26
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
2018	5,215	10.11	12.35	63,333	1.62	0.25	1.45	(7.50)	(6.30)
Delaware Ivy VIP Core Equity
2022	5,914	21.89	21.89	129,455	0.00	0.25	0.25	(19.96)	(19.96)
2021	139	27.35	27.35	3,796	0.00	0.25	0.25	24.83	24.83
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
2018	6,422	11.64	14.96	94,428	0.50	0.25	1.45	(8.71)	(7.54)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP Energy
2022	22,740	5.24	5.41	119,733	0.03	0.25	1.45	44.27	45.56
2021	41,977	3.60	3.75	154,385	0.01	0.25	1.45	35.87	37.40
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
2019	27,490	4.29	4.57	119,752	—	0.25	1.45	(1.08)	0.23
2018	37,844	4.29	4.62	165,899	—	0.25	1.45	(36.97)	(36.31)
Delaware Ivy VIP Global Growth
2022	133	14.62	14.62	1,940	—	0.25	0.25	(20.20)	(20.20)
2021	53,056	18.32	18.32	971,589	0.00	0.25	0.25	14.14	14.14
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
2018	18,106	10.44	11.50	204,934	0.01	0.25	1.45	(10.39)	(9.23)
Delaware Ivy VIP Growth
2022	4,115	26.93	26.93	110,731	—	0.25	0.25	(29.50)	(29.50)
2021	5,553	38.20	38.20	211,983	—	0.25	0.25	25.86	25.86
2020	6,359	24.24	30.93	192,910	—	0.25	1.45	24.82	26.35
2019	9,477	19.42	24.48	227,842	—	0.25	1.45	30.69	32.25
2018	11,656	14.86	18.51	212,377	0.04	0.25	1.45	(2.24)	(1.02)
Delaware Ivy VIP High Income
2022	44,964	8.88	11.59	435,696	0.06	0.25	1.45	(14.62)	(13.83)
2021	50,957	10.40	13.20	586,206	0.06	0.25	1.45	1.46	2.72
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
2018	59,692	9.51	11.86	581,155	6.67	0.25	1.45	(6.40)	(5.20)
Delaware Ivy VIP International Core Equity
2022	28,923	9.63	9.99	287,878	0.02	0.25	1.45	(17.90)	(17.03)
2021	41,957	11.73	12.04	501,820	0.01	0.25	1.45	9.22	10.46
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
2018	55,775	9.17	9.31	512,068	1.69	0.25	1.45	(21.38)	(20.50)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP Limited-Term Bond
2022	1,843	7.78	7.78	14,401	0.02	0.25	0.25	(7.38)	(7.38)
2021	8,539	8.40	8.40	71,787	0.03	0.25	0.25	(3.67)	(3.67)
2020	—	8.29	8.89	—	—	0.25	1.45	(0.48)	0.79
2019	—	8.33	8.82	—	—	0.25	1.45	(0.24)	0.92
2018	—	8.35	8.74	—	—	0.25	1.45	(3.69)	(2.46)
Delaware Ivy VIP Mid Cap Growth
2022	9,076	16.61	20.38	170,059	—	0.25	1.45	(33.67)	(32.98)
2021	10,196	25.04	30.41	288,961	—	0.25	1.45	11.29	12.63
2020	9,519	22.50	27.51	237,252	—	0.25	1.45	42.50	44.26
2019	3,290	15.79	19.07	58,646	—	0.25	1.45	31.91	33.54
2018	5,374	11.97	14.28	69,408	—	0.25	1.45	(4.39)	(3.25)
Delaware Ivy VIP Natural Resources
2022	34,612	6.00	6.57	227,293	0.02	0.25	1.45	12.78	14.06
2021	32,967	5.32	5.76	189,760	0.02	0.25	1.45	21.18	22.55
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)
2019	—	5.21	5.58	—	—	0.25	1.45	4.62	5.88
2018	—	4.98	5.27	—	—	0.25	1.45	(26.55)	(25.67)
Delaware Ivy VIP Science And Technology
2022	9,176	16.25	22.92	169,780	—	0.25	1.45	(34.66)	(33.99)
2021	9,455	24.87	34.72	272,333	—	0.25	1.45	10.14	11.46
2020	16,740	22.58	31.74	407,203	—	0.25	1.45	29.47	31.05
2019	22,009	17.44	24.22	392,869	—	0.25	1.45	42.95	44.68
2018	21,878	12.20	16.74	274,643	—	0.25	1.45	(9.36)	(8.27)
Delaware Ivy VIP Small Cap Growth
2022	13,599	12.49	13.33	177,570	—	0.25	1.45	(29.83)	(29.10)
2021	13,273	17.80	18.80	245,229	0.01	0.25	1.45	(0.50)	0.64
2020	9,802	17.89	19.03	179,411	—	0.25	1.45	31.64	33.26
2019	12,381	13.59	14.28	170,461	—	0.25	1.45	17.97	19.40
2018	14,544	11.52	11.96	168,719	0.42	0.25	1.45	(8.28)	(7.14)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP Smid Cap Core
2022	9,504	13.04	15.84	142,672	—	0.25	1.45	(18.30)	(17.54)
2021	13,282	15.96	19.21	246,246	—	0.25	1.45	15.48	16.92
2020	17,230	13.82	16.74	276,134	—	0.25	1.45	2.37	3.59
2019	19,489	13.50	16.16	302,799	—	0.25	1.45	18.94	20.42
2018	20,713	11.35	13.42	268,615	0.16	0.25	1.45	(14.40)	(13.36)
Delaware Ivy VIP Value
2022	8,132	18.61	18.61	151,351	0.02	0.25	0.25	(8.01)	(8.01)
2021	11,159	15.83	20.23	225,783	0.02	0.25	1.45	25.44	26.99
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
2018	15,791	10.71	13.45	209,116	1.97	0.25	1.45	(11.27)	(10.21)
Delaware VIP Global Value Equity (a)
2022	9,181	13.49	13.49	123,863	0.04	0.25	0.25	(14.13)	(14.13)
2021	9,644	15.71	15.71	151,520	0.01	0.25	0.25	13.18	13.18
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19
2018	2,361	10.24	11.88	27,631	1.70	0.25	1.45	(15.58)	(14.53)
Delaware VIP Real Estate Securities (a)
2022	3,766	11.29	14.53	46,550	0.01	0.25	1.45	(28.00)	(27.28)
2021	3,188	15.68	19.98	53,190	0.01	0.25	1.45	37.42	39.14
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
2018	4,500	10.35	12.96	48,493	2.02	0.25	1.45	(9.69)	(8.60)
Dimensional VA Equity Allocation
2022	45,580	11.62	11.62	529,647	0.02	0.25	0.25	(16.40)	(16.40)
2021	41,859	13.90	13.90	582,038	0.03	0.25	0.25	20.35	20.35
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA Global Bond Portfolio
2022	244,894	6.86	7.48	1,831,415	0.02	0.25	1.85	(10.56)	(9.33)
2021	113,581	7.67	8.25	936,204	0.01	0.25	1.85	(5.77)	(4.29)
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
2018	32,214	8.49	8.84	281,189	4.53	0.65	1.85	(3.08)	(1.89)
Dimensional VA Global Moderate Allocation
2022	54,905	10.71	10.71	587,909	0.02	0.25	0.25	(13.77)	(13.77)
2021	33,270	12.42	12.42	413,498	0.03	0.25	0.25	10.50	10.50
2020	—	10.97	11.27	—	—	0.25	1.85	5.99	7.74
2019	—	10.35	10.46	—	—	0.25	1.85	3.50	4.60
Dimensional VA International Small Portfolio
2022	170,254	10.39	12.59	2,101,310	0.03	0.25	1.85	(21.35)	(20.32)
2021	132,844	13.21	15.80	2,049,035	0.04	0.25	1.65	9.08	10.96
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93
2018	60,892	9.84	11.39	648,611	1.43	0.65	1.85	(23.60)	(22.67)
Dimensional VA International Value Portfolio
2022	208,890	9.20	10.93	2,256,773	0.05	0.25	1.85	(7.82)	(6.58)
2021	107,165	9.98	11.70	1,231,337	0.05	0.25	1.65	12.51	14.37
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
2018	99,120	8.59	9.74	943,289	2.52	0.65	1.85	(21.05)	(20.10)
Dimensional VA Short-Term Fixed Portfolio
2022	385,273	6.69	7.36	2,820,228	0.02	0.25	1.85	(5.64)	(4.29)
2021	162,616	7.09	7.69	1,247,891	0.00	0.25	1.85	(4.83)	(3.39)
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
2018	218,737	7.97	8.36	1,772,046	0.94	0.65	1.85	(3.04)	(1.88)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA U.S. Large Value Portfolio
2022	262,948	14.09	19.59	4,979,240	0.02	0.25	1.85	(9.16)	(7.90)
2021	188,530	15.51	21.60	3,842,822	0.02	0.25	1.65	20.98	23.01
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
2018	184,654	11.39	15.12	2,634,959	2.48	0.65	1.85	(16.31)	(15.25)
Dimensional VA U.S. Targeted Value Portfolio
2022	170,859	14.30	20.23	3,117,552	0.01	0.25	1.85	(8.51)	(7.29)
2021	121,156	15.63	21.82	2,491,539	0.02	0.25	1.65	33.02	35.28
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
2018	82,976	10.16	13.72	999,392	1.04	0.65	1.85	(19.87)	(18.91)
DWS Capital Growth VIP
2022	1,510	23.78	23.78	35,904	—	0.25	0.25	(33.09)	(33.09)
2021	1,838	35.54	35.54	65,306	—	0.25	0.25	18.51	18.51
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40
2018	1,723	14.20	17.19	29,143	0.51	0.25	1.45	(6.15)	(4.98)
DWS Core Equity VIP
2022	5,131	17.31	17.31	88,944	0.00	1.45	1.45	(19.23)	(19.23)
2021	4,990	21.43	21.43	107,084	0.00	1.45	1.45	19.52	19.52
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
2018	11,140	13.05	16.48	163,816	1.51	0.25	1.45	(10.12)	(9.05)
DWS CROCI® U.S. VIP
2022	753	11.90	11.90	8,965	0.01	0.25	0.25	(18.38)	(18.38)
2021	775	14.58	14.58	11,295	0.02	0.25	0.25	22.21	22.21
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
2019	1,118	11.57	14.34	15,741	—	0.25	1.45	26.73	28.26
2018	—	9.13	11.18	—	—	0.25	1.45	(14.59)	(13.53)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS Global Small Cap VIP
2022	8,728	8.59	10.34	86,990	0.00	0.25	1.45	(27.39)	(26.67)
2021	3,922	11.83	14.10	51,153	0.00	0.25	1.45	9.64	11.02
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
2019	3,700	9.65	11.43	38,851	—	0.25	1.45	15.85	17.23
2018	3,595	8.33	9.75	32,405	—	0.25	1.45	(24.20)	(23.29)
DWS High Income VIP
2022	22,199	8.85	9.93	216,726	0.05	0.25	1.45	(13.15)	(12.28)
2021	27,657	10.19	11.32	308,514	0.00	0.25	1.45	(0.78)	0.53
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
2019	970	10.15	11.17	10,680	—	0.25	1.45	10.33	11.70
2018	582	9.20	10.00	5,748	92.48	0.25	1.45	(7.07)	(5.93)
DWS International Growth VIP
2022	903	10.10	10.10	9,144	0.01	0.25	0.25	(31.01)	(31.01)
2021	929	14.64	14.64	13,625	0.00	0.25	0.25	4.42	4.42
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31
2019	1,340	11.58	12.07	15,908	—	0.25	1.45	25.19	26.65
2018	11,291	9.25	9.53	105,950	0.78	0.25	1.45	(20.53)	(19.58)
DWS Small Mid Cap Value VIP
2022	2,591	10.62	12.67	31,336	0.00	0.25	1.45	(19.67)	(18.83)
2021	2,314	13.22	15.61	35,007	0.00	0.25	1.45	24.37	25.89
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
2018	967	9.71	11.27	9,383	1.50	0.25	1.45	(20.02)	(18.98)
Eaton Vance VT Floating-Rate Income
2022	451,099	8.35	9.14	3,824,315	0.04	0.25	1.45	(6.81)	(5.87)
2021	489,492	8.96	9.71	4,421,594	0.03	0.25	1.45	(0.88)	0.31
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
2018	318,850	9.05	9.58	2,923,380	3.29	0.25	1.45	(4.44)	(3.23)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Federated Hermes Corporate Bond
2022	617,278	9.59	10.15	6,264,892	0.03	0.90	1.25	(18.24)	(17.95)
2021	597,778	11.73	12.37	7,386,684	0.03	0.90	1.25	(4.17)	(3.81)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
2018	681,079	10.76	11.23	7,642,608	3.24	0.90	1.25	(7.00)	(6.65)
Federated Hermes Fund for U.S. Government Securities II
2022	323,666	6.64	7.89	2,219,013	0.02	0.25	1.45	(16.37)	(15.43)
2021	339,818	7.94	9.33	2,820,811	0.02	0.25	1.45	(6.37)	(5.09)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
2018	591,579	8.32	9.68	4,979,476	2.23	0.25	1.45	(3.93)	(2.81)
Federated Hermes High Income Bond II
2022	283,388	8.86	12.74	3,702,320	0.05	0.25	1.45	(15.54)	(14.73)
2021	333,997	10.49	14.94	5,172,672	0.05	0.25	1.45	(0.10)	1.08
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48
2018	399,804	9.54	14.11	5,609,325	9.77	0.25	1.45	(7.65)	(6.53)
Fidelity® Advisor Dividend Growth
2022	149,018	13.66	17.59	2,039,936	0.01	0.90	1.10	(15.88)	(15.73)
2021	159,930	16.21	20.91	2,602,050	0.00	0.90	1.10	22.28	22.52
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
2018	186,637	11.02	14.30	2,061,934	1.15	0.90	1.25	(11.25)	(10.91)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor International Capital Appreciation (d)
2022	17,725	13.23	16.21	234,989	—	0.90	1.10	(29.86)	(29.70)
2021	19,982	18.82	23.11	376,781	—	0.90	1.10	7.19	7.42
2020	23,434	17.52	21.56	412,836	—	0.90	1.10	16.73	16.96
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
2018	30,947	11.79	14.57	366,400	—	0.90	1.10	(16.79)	(16.62)
Fidelity® Advisor Leveraged Company Stock
2022	3,975	16.54	16.54	65,874	0.00	0.90	0.90	(26.52)	(26.52)
2021	3,606	22.51	22.51	81,307	0.00	0.90	0.90	20.05	20.05
2020	3,628	18.75	18.75	68,163	—	0.90	0.90	23.68	23.68
2019	3,676	15.16	15.16	55,839	—	0.90	0.90	24.16	24.16
2018	2,134	12.21	12.21	26,123	—	0.90	0.90	(19.46)	(19.46)
Fidelity® Advisor New Insights
2022	10,808	17.94	17.94	194,048	0.00	0.90	0.90	(30.41)	(30.41)
2021	13,541	25.78	25.78	349,204	—	0.90	0.90	19.24	19.24
2020	14,423	21.62	21.62	311,905	—	0.90	0.90	18.60	18.60
2019	117,915	18.23	18.23	2,149,209	—	0.90	0.90	23.93	23.93
2018	153,937	14.71	14.71	2,265,034	—	0.90	0.90	(8.35)	(8.35)
Fidelity® Advisor Real Estate
2022	103,699	8.22	8.70	1,264,915	0.01	0.90	1.25	(31.21)	(30.95)
2021	129,534	11.95	28.39	2,150,541	0.01	0.90	1.25	32.48	32.91
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78
2018	155,246	8.63	20.30	1,809,464	1.92	0.90	1.25	(10.75)	(10.41)
Fidelity® Advisor Stock Selector Mid Cap
2022	126,959	17.91	24.07	2,274,317	0.00	0.90	1.10	(17.74)	(17.58)
2021	133,502	21.73	29.26	2,907,795	0.00	0.90	1.10	17.70	17.97
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
2018	49,974	13.73	18.60	688,952	0.39	0.90	1.10	(12.59)	(12.44)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor Value Strategies
2022	100,376	20.27	26.97	2,048,614	0.00	0.90	1.10	(11.49)	(11.37)
2021	110,875	22.87	30.47	2,598,277	0.01	0.90	1.10	27.28	27.62
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
2018	113,397	11.62	18.02	1,538,651	0.51	0.90	1.25	(21.27)	(20.99)
Fidelity® VIP Balanced
2022	157,312	13.64	16.08	2,389,373	0.01	0.25	1.45	(21.56)	(20.79)
2021	215,787	17.39	20.30	3,945,770	0.01	0.25	1.45	12.85	14.24
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
2018	90,833	11.12	12.75	1,110,386	1.32	0.25	1.45	(8.63)	(7.47)
Fidelity® VIP Contrafund
2022	625,617	16.14	20.25	13,625,278	0.00	0.25	1.45	(29.52)	(28.82)
2021	703,352	22.90	28.45	21,753,584	0.00	0.25	1.45	21.94	23.43
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
2018	806,398	12.01	17.50	13,699,710	0.44	0.25	1.45	(10.71)	(9.61)
Fidelity® VIP Disciplined Small Cap
2022	34,885	12.37	16.53	571,782	0.01	0.25	1.45	(21.86)	(21.06)
2021	32,521	15.83	20.94	666,203	0.00	0.25	1.45	15.21	16.53
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39
2018	8,543	10.31	13.41	103,654	0.69	0.25	1.45	(17.06)	(16.03)
Fidelity® VIP Emerging Markets
2022	69,160	10.32	10.99	757,701	0.02	0.25	1.45	(23.67)	(22.93)
2021	56,161	13.52	14.26	798,182	0.02	0.25	1.45	(6.63)	(5.50)
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
2018	55,556	9.37	9.67	528,033	0.59	0.25	1.45	(21.72)	(20.80)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Equity-Income
2022	308,131	14.06	14.06	4,341,164	0.02	0.75	0.75	(8.70)	(8.70)
2021	337,551	15.40	15.40	5,208,574	0.02	0.75	0.75	20.03	20.03
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
2018	277,146	10.23	10.23	2,838,571	2.09	0.75	0.75	(11.89)	(11.89)
Fidelity® VIP Growth & Income
2022	369,064	15.81	22.25	5,782,799	0.02	0.25	1.45	(9.14)	(8.17)
2021	342,001	17.40	24.23	5,875,054	0.02	0.25	1.45	20.17	21.64
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
2018	303,657	10.87	15.53	3,350,027	0.24	0.25	1.45	(13.09)	(12.11)
Fidelity® VIP Growth Opportunities
2022	1,357,883	21.33	27.62	29,624,568	—	0.25	1.45	(40.88)	(40.27)
2021	1,480,594	36.08	45.00	54,699,311	—	0.25	1.45	6.81	8.10
2020	1,516,109	33.21	42.78	52,367,164	—	0.25	1.45	60.86	62.85
2019	1,160,273	20.50	26.27	25,219,339	—	0.25	1.45	34.36	35.97
2018	1,016,543	15.15	19.32	16,584,394	0.09	0.25	1.45	7.35	8.60
Fidelity® VIP High Income
2022	131,664	8.43	9.43	1,138,815	0.01	0.25	1.45	(15.36)	(14.51)
2021	956,319	9.96	10.87	9,549,997	0.02	0.25	1.45	(0.20)	1.02
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09
2018	86,205	9.28	9.92	806,214	16.66	0.25	1.45	(7.85)	(6.77)
Fidelity® VIP Index 500
2022	1,042,992	17.37	20.93	19,433,936	0.01	0.25	1.45	(21.83)	(21.02)
2021	1,193,327	23.17	26.50	28,267,662	0.01	0.25	1.40	22.69	24.18
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
2018	1,119,941	12.82	14.74	15,121,155	1.47	0.25	1.45	(8.88)	(7.82)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Investment Grade Bond
2022	620,255	7.65	9.26	5,347,190	0.02	0.25	1.45	(16.85)	(16.05)
2021	592,706	9.20	11.03	6,076,230	0.02	0.25	1.45	(5.15)	(4.00)
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
2018	576,722	8.88	10.55	5,640,191	2.16	0.25	1.45	(5.13)	(4.00)
Fidelity® VIP Mid Cap
2022	45,272	13.98	16.42	723,544	0.00	0.25	1.45	(18.48)	(17.69)
2021	46,160	17.15	19.95	897,454	0.00	0.25	1.45	19.85	21.28
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
2018	37,669	10.78	12.32	446,721	0.44	0.25	1.45	(18.52)	(17.48)
Fidelity® VIP Overseas
2022	544,548	10.07	10.94	5,364,010	0.01	0.25	1.45	(27.81)	(27.07)
2021	480,316	13.95	15.00	6,517,890	0.00	0.25	1.45	14.25	15.56
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
2018	290,862	8.59	9.60	2,520,463	1.38	0.25	1.45	(18.78)	(17.81)
Fidelity® VIP Real Estate
2022	15,078	9.61	12.70	187,608	0.01	0.25	1.45	(30.66)	(29.99)
2021	24,112	13.86	18.14	432,911	0.01	0.25	1.45	32.63	34.27
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03
2018	20,795	9.97	12.82	253,793	2.25	0.25	1.45	(10.50)	(9.46)
Fidelity® VIP Strategic Income
2022	124,234	8.31	9.35	1,152,232	0.03	0.25	1.45	(15.20)	(14.30)
2021	154,678	9.80	10.91	1,679,505	0.03	0.25	1.45	(1.01)	0.18
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
2018	41,362	9.13	9.99	404,126	3.07	0.25	1.45	(7.03)	(5.93)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Allocation VIP Fund
2022	198,257	10.60	10.60	2,100,585	0.01	0.75	0.75	(19.27)	(19.27)
2021	235,454	13.13	13.13	3,090,071	0.02	0.75	0.75	7.36	7.36
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
2018	274,014	9.86	9.86	2,701,439	2.71	0.75	0.75	(12.97)	(12.97)
Franklin DynaTech VIP
2022	5,949	14.39	16.85	89,311	—	0.25	1.45	(42.44)	(41.86)
2021	46,514	25.00	28.98	1,327,060	—	0.25	1.45	11.11	12.46
2020	43,994	22.50	26.26	1,121,136	—	0.25	1.45	38.55	40.20
2019	39,823	16.24	18.73	727,716	—	0.25	1.45	25.41	26.98
2018	17,367	12.95	14.75	247,170	—	0.25	1.45	(1.37)	(0.14)
Franklin Growth and Income VIP Fund
2022	36,189	14.98	19.67	586,176	0.03	0.25	1.45	(10.73)	(9.81)
2021	31,726	16.78	21.81	578,205	0.02	0.25	1.45	19.86	21.23
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
2018	2,090	11.55	14.75	30,355	2.51	0.25	1.45	(8.77)	(7.64)
Franklin Income VIP Fund
2022	1,014,632	10.46	12.51	11,597,334	0.06	0.25	1.45	(9.44)	(8.49)
2021	1,236,326	11.55	13.67	15,296,637	0.06	0.25	1.45	11.70	13.07
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36
2018	1,627,588	9.67	11.25	16,853,893	4.49	0.25	1.45	(8.51)	(7.41)
Franklin Large Cap Growth VIP Fund
2022	—	15.08	19.17	—	—	0.25	1.45	(39.17)	(38.54)
2021	—	24.79	24.79	—	—	1.45	1.45	10.23	10.23
2020	668	22.49	28.48	14,996	—	0.25	1.45	38.31	40.02
2019	2,190	16.26	20.34	35,597	—	0.25	1.45	28.74	30.30
2018	950	12.63	15.61	12,873	—	0.25	1.45	(5.82)	(4.64)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Mutual Global Discovery VIP Fund
2022	699,919	10.66	11.72	8,189,595	0.01	0.75	1.45	(8.73)	(8.29)
2021	726,387	11.68	14.52	9,260,858	0.03	0.25	1.45	13.95	15.33
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
2018	1,205,832	9.43	11.52	12,170,219	2.32	0.25	1.45	(15.12)	(14.09)
Franklin Mutual Shares VIP Fund
2022	1,249	10.71	13.73	14,320	0.01	0.25	1.45	(11.27)	(10.38)
2021	6,567	12.07	15.32	80,146	0.02	0.25	1.45	13.98	15.36
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
2018	3,121	9.95	12.41	31,634	2.48	0.25	1.45	(13.02)	(11.99)
Franklin Rising Dividends VIP Fund
2022	43,734	17.06	23.29	854,686	0.01	0.25	1.45	(14.31)	(13.39)
2021	37,153	19.91	26.89	806,309	0.01	0.25	1.45	21.33	22.73
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
2018	106,502	11.97	15.90	1,393,061	1.25	0.25	1.45	(9.25)	(8.09)
Franklin Small Cap Value VIP Fund
2022	216,908	13.17	16.98	3,294,004	0.01	0.25	1.45	(13.75)	(12.92)
2021	227,846	15.27	19.50	3,997,832	0.02	0.25	1.45	19.86	21.42
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37
2018	221,469	10.48	13.14	2,614,474	1.18	0.25	1.45	(16.69)	(15.72)
Franklin Small-Mid Cap Growth VIP Fund
2022	129,299	16.41	32.00	2,204,951	—	0.25	1.45	(36.54)	(35.79)
2021	152,284	25.86	49.84	4,021,652	—	0.25	1.45	5.21	6.50
2020	266,252	20.90	47.92	6,645,295	—	0.25	1.45	48.33	50.13
2019	215,007	14.09	31.92	3,531,079	—	0.25	1.45	25.69	27.27
2018	235,738	11.21	25.08	3,085,642	—	0.25	1.45	(9.54)	(8.40)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Strategic Income VIP Fund
2022	238,259	7.42	7.76	1,839,031	0.04	0.75	1.45	(14.52)	(14.06)
2021	247,613	8.68	9.03	2,226,806	0.01	0.75	1.45	(2.25)	(1.63)
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
2018	886,849	8.69	9.77	7,852,448	2.75	0.25	1.45	(6.46)	(5.33)
Franklin U.S. Government Securities VIP Fund
2022	30,784	6.79	7.23	219,450	0.03	0.25	1.45	(13.50)	(12.68)
2021	16,441	7.85	8.28	133,102	0.03	0.25	1.45	(6.10)	(4.94)
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
2018	17,666	8.37	8.67	149,654	2.35	0.25	1.45	(4.01)	(2.91)
Goldman Sachs Emerging Markets Equity
2022	210,040	7.23	7.65	1,605,992	—	0.90	1.25	(33.24)	(33.01)
2021	314,601	10.83	11.42	3,584,776	0.01	0.90	1.25	(6.96)	(6.70)
2020	328,212	11.64	12.24	4,011,974	—	0.90	1.25	24.89	25.28
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
2018	376,002	7.76	8.09	3,040,674	0.19	0.90	1.25	(24.22)	(24.04)
Goldman Sachs Government Income
2022	231,056	6.58	6.97	1,606,249	0.01	0.90	1.25	(16.60)	(16.33)
2021	419,709	7.89	8.33	3,474,104	0.01	0.90	1.25	(6.74)	(6.30)
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52
2018	355,751	8.22	8.58	3,043,044	1.86	0.90	1.25	(4.08)	(3.70)
Goldman Sachs VIT International Equity Insights
2022	8,244	8.49	9.48	75,665	0.02	0.25	1.45	(17.25)	(16.48)
2021	14,591	10.26	11.35	162,324	0.04	0.25	1.45	6.88	8.20
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
2018	2,279	8.33	9.06	20,332	1.69	0.25	1.45	(20.21)	(19.18)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT Large Cap Value
2022	244	16.80	16.80	4,108	0.01	0.25	0.25	(9.53)	(9.53)
2021	239	18.57	18.57	4,441	0.01	0.25	0.25	19.96	19.96
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
2019	—	12.38	15.71	—	—	0.25	1.45	20.08	21.59
2018	—	10.31	12.92	—	—	0.25	1.45	(12.70)	(11.63)
Goldman Sachs VIT Mid Cap Growth Fund (a)
2022	11,661	15.19	19.63	228,884	—	0.25	1.45	(29.38)	(28.62)
2021	13,797	21.51	27.50	369,139	—	0.25	1.45	6.64	7.89
2020	15,293	20.17	25.97	375,129	—	0.25	1.45	37.96	39.70
2019	14,404	14.62	18.59	248,916	—	0.25	1.45	28.25	29.82
2018	9,875	11.40	14.32	139,271	—	0.25	1.45	(8.51)	(7.43)
Goldman Sachs VIT Mid Cap Value
2022	29,499	13.75	17.62	445,401	0.00	0.25	1.45	(13.95)	(13.12)
2021	29,425	15.98	20.28	502,550	0.00	0.25	1.25	24.84	26.43
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
2018	71,903	9.86	12.29	796,888	0.57	0.25	1.45	(14.56)	(13.57)
Goldman Sachs VIT Small Cap Equity Insights
2022	17,524	12.65	16.66	288,513	0.00	0.25	1.45	(23.01)	(22.22)
2021	13,787	16.43	21.42	292,027	0.00	0.25	1.45	18.20	19.60
2020	13,453	13.90	17.91	238,669	—	0.25	1.45	3.58	4.86
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54
2018	40,533	11.27	14.17	465,141	0.48	0.25	1.45	(12.77)	(11.71)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT Strategic Growth
2022	7,170	23.84	23.84	171,013	—	0.25	0.25	(34.81)	(34.81)
2021	5,193	36.57	36.57	190,065	—	0.25	0.25	17.66	17.66
2020	5,117	23.97	31.67	159,158	—	0.25	1.45	33.99	35.63
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
2018	8,586	13.82	17.82	147,356	—	0.25	1.45	(5.67)	(4.50)
Guggenheim Alpha Opportunity
2022	6,366	11.27	15.82	89,072	0.01	0.90	0.90	(12.16)	(12.16)
2021	6,425	12.83	18.01	102,801	0.01	0.90	0.90	10.02	10.03
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
2018	7,330	12.34	18.08	118,807	1.06	0.90	1.25	(15.01)	(14.68)
Guggenheim Core Bond
2022	560,218	7.44	8.35	4,654,528	0.03	0.90	1.25	(19.65)	(19.32)
2021	795,275	9.26	10.35	8,110,424	0.02	0.90	1.25	(4.93)	(4.61)
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
2018	705,750	8.88	9.81	6,844,396	2.34	0.90	1.25	(3.37)	(3.06)
Guggenheim Floating Rate Strategies
2022	159,754	9.60	9.60	1,533,465	0.04	0.90	0.90	(4.86)	(4.86)
2021	163,083	10.09	10.09	1,644,461	0.03	0.90	0.90	0.90	0.90
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
2018	175,871	9.98	9.98	1,754,851	4.90	0.90	0.90	(4.13)	(4.13)
Guggenheim High Yield
2022	216,646	12.29	12.76	2,888,518	0.06	0.90	1.10	(12.90)	(12.72)
2021	253,199	14.11	16.58	3,840,657	0.04	0.90	1.10	0.86	1.10
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54
2018	286,281	12.61	15.11	3,960,963	6.50	0.90	1.25	(7.28)	(6.96)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Large Cap Value
2022	103,426	15.92	17.37	1,649,917	0.01	0.90	1.25	(5.50)	(5.18)
2021	123,622	16.79	18.38	2,137,254	0.01	0.90	1.25	21.80	22.29
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
2018	350,737	11.93	16.40	4,297,655	0.81	0.90	1.25	(13.73)	(13.36)
Guggenheim Long Short Equity
2022	27,567	11.12	11.12	306,772	0.00	0.90	0.90	(17.45)	(17.45)
2021	27,028	13.47	13.47	364,378	0.00	0.90	0.90	18.99	18.99
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
2018	31,704	10.97	10.97	347,900	—	0.90	0.90	(16.26)	(16.26)
Guggenheim Macro Opportunities
2022	1,182	9.37	9.37	11,071	0.05	0.90	0.90	(12.18)	(12.18)
2021	835	10.67	10.67	8,903	0.03	0.90	0.90	(1.84)	(1.84)
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
2018	1,132	10.39	10.39	11,752	2.89	0.90	0.90	(3.62)	(3.62)
Guggenheim Managed Futures Strategy
2022	3,110	7.64	7.64	23,760	0.09	0.90	0.90	10.40	10.40
2021	—	6.92	6.92	—	—	0.90	0.90	(1.28)	(1.28)
2020	—	7.01	7.01	—	—	0.90	0.90	(1.96)	(1.96)
2019	—	7.15	7.15	—	—	0.90	0.90	3.03	3.03
2018	—	6.94	6.94	—	—	0.90	0.90	(11.37)	(11.37)
Guggenheim Multi-Hedge Strategies
2022	3,660	8.25	8.25	30,204	0.03	0.90	0.90	(7.09)	(7.09)
2021	856	8.88	8.88	7,611	0.01	0.90	0.90	3.02	3.02
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85
2018	97	8.28	8.28	802	0.03	0.90	0.90	(8.20)	(8.20)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Small Cap Value
2022	3,211	14.43	14.43	46,422	0.01	0.90	0.90	(7.32)	(7.32)
2021	2,985	15.57	15.57	46,550	—	0.90	0.90	20.79	20.79
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
2018	9,848	11.46	11.46	112,894	1.57	0.90	0.90	(16.23)	(16.23)
Guggenheim SMid Cap Value
2022	373,787	20.60	30.36	11,389,658	0.01	0.90	1.25	(6.02)	(5.68)
2021	433,276	21.92	32.19	14,049,792	0.00	0.90	1.25	18.55	18.96
2020	496,734	18.49	33.49	13,595,565	—	0.90	1.25	(0.80)	(0.44)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
2018	572,677	15.34	27.69	12,865,026	0.10	0.90	1.25	(16.68)	(16.43)
Guggenheim StylePlus Large Core
2022	101,722	12.79	15.48	1,348,038	0.01	0.90	1.25	(24.49)	(24.23)
2021	96,903	16.88	20.50	1,673,028	0.00	0.90	1.25	22.90	23.39
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
2018	114,248	9.70	13.46	1,111,402	1.19	0.90	1.25	(10.73)	(10.43)
Guggenheim StylePlus Mid Growth
2022	93,578	14.63	22.32	1,372,058	0.00	0.90	1.10	(30.42)	(30.27)
2021	115,064	20.98	32.08	2,448,075	—	0.90	1.10	8.97	9.16
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
2018	153,199	11.92	18.33	1,888,422	0.95	0.90	1.25	(11.18)	(10.85)
Guggenheim Total Return Bond
2022	38,654	8.98	8.98	347,052	0.03	0.90	0.90	(19.10)	(19.10)
2021	62,799	11.10	11.10	696,433	0.03	0.90	0.90	(4.23)	(4.23)
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38
2018	62,849	10.44	10.44	655,991	2.98	0.90	0.90	(3.24)	(3.24)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF All Cap Value
2022	779,428	14.69	30.38	17,314,087	0.01	0.25	1.45	(5.29)	(4.31)
2021	811,948	15.51	23.44	18,904,535	0.02	0.75	1.45	21.46	22.27
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
2018	1,570,680	11.08	22.40	25,580,728	1.08	0.25	1.45	(14.51)	(13.48)
Guggenheim VIF Alpha Opportunity
2022	108,435	13.92	15.67	1,694,322	0.00	0.75	1.35	(12.40)	(11.87)
2021	121,551	15.89	17.78	2,148,487	0.01	0.75	1.35	8.91	9.62
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
2018	205,568	16.28	17.88	3,657,368	—	0.75	1.35	(15.34)	(14.86)
Guggenheim VIF Floating Rate Strategies
2022	821,010	8.48	9.27	7,307,681	0.02	0.25	1.45	(4.93)	(4.04)
2021	1,037,101	8.92	9.66	9,745,305	0.02	0.25	1.45	(1.98)	(0.72)
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
2018	612,421	9.25	9.80	5,830,054	2.92	0.25	1.45	(5.13)	(3.92)
Guggenheim VIF Global Managed Futures Strategy
2022	378,379	5.30	7.77	2,153,619	0.02	0.25	1.45	6.73	7.72
2021	132,257	4.92	7.28	641,146	—	0.25	1.45	(3.58)	(2.19)
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
2018	222,914	4.71	7.44	1,056,927	—	0.25	1.45	(12.98)	(11.90)
Guggenheim VIF High Yield
2022	666,563	8.94	10.43	15,662,578	0.06	0.25	1.45	(13.54)	(12.57)
2021	826,913	10.34	11.93	22,093,725	0.05	0.25	1.45	0.88	1.97
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09
2018	988,317	9.59	31.71	25,311,632	8.08	0.25	1.45	(8.32)	(7.17)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Large Cap Value
2022	1,451,399	17.87	29.00	27,123,329	0.01	0.25	1.35	(5.55)	(4.45)
2021	1,577,485	18.92	29.65	30,716,444	0.02	0.25	1.35	21.67	22.98
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
2018	1,952,763	11.32	21.16	26,912,737	1.34	0.25	1.45	(13.52)	(12.42)
Guggenheim VIF Long Short Equity
2022	387,111	8.33	8.61	4,344,889	0.00	0.25	1.45	(17.92)	(17.11)
2021	382,596	10.05	10.49	5,197,296	0.01	0.25	1.45	18.40	19.93
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
2018	672,723	8.11	12.09	7,425,617	—	0.25	1.45	(16.75)	(15.74)
Guggenheim VIF Managed Asset Allocation
2022	727,823	11.04	13.28	9,218,089	0.01	0.25	1.45	(20.06)	(19.22)
2021	773,483	13.81	15.82	12,197,997	0.01	0.75	1.45	7.55	8.36
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
2018	974,631	10.38	12.14	11,334,542	1.45	0.25	1.45	(9.82)	(8.79)
Guggenheim VIF Multi-Hedge Strategies
2022	629,211	6.62	8.07	3,769,037	0.01	0.25	1.45	(7.45)	(6.50)
2021	599,087	7.08	8.72	3,800,975	—	0.25	1.45	3.32	4.58
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
2018	862,322	5.76	8.18	5,072,268	—	0.25	1.45	(9.21)	(8.23)
Guggenheim VIF Small Cap Value
2022	614,756	11.40	18.29	21,258,874	0.01	0.25	1.45	(7.77)	(6.78)
2021	727,902	12.36	19.62	27,154,082	0.01	0.25	1.45	20.70	22.17
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68
2018	859,500	9.22	30.25	24,387,141	0.37	0.25	1.45	(16.49)	(15.49)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF SMid Cap Value
2022	916,989	13.61	31.89	35,240,224	0.01	0.25	1.45	(5.94)	(4.98)
2021	996,101	14.47	33.56	40,746,196	0.02	0.25	1.45	18.41	19.81
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
2018	1,418,177	10.11	30.34	39,918,737	0.63	0.25	1.45	(16.79)	(15.78)
Guggenheim VIF StylePlus Large Core
2022	901,407	17.46	22.25	10,746,395	0.01	0.25	1.45	(23.95)	(23.20)
2021	996,909	18.97	28.97	15,560,208	0.01	0.25	1.35	23.02	24.39
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
2018	1,637,494	8.70	16.35	14,464,505	1.56	0.25	1.45	(10.67)	(9.57)
Guggenheim VIF StylePlus Large Growth
2022	592,039	20.24	23.02	7,885,704	0.00	0.25	1.45	(33.57)	(32.91)
2021	656,334	24.22	34.31	13,109,477	0.01	0.25	1.35	22.32	23.68
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
2018	860,353	9.45	16.34	8,149,841	1.70	0.25	1.45	(7.87)	(6.68)
Guggenheim VIF StylePlus Mid Growth
2022	590,492	14.83	15.18	9,228,999	0.00	0.75	1.45	(30.78)	(30.41)
2021	655,074	21.31	21.93	14,786,164	0.01	0.75	1.45	8.78	9.51
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
2018	806,629	11.96	27.85	10,281,906	1.42	0.25	1.45	(11.23)	(10.07)
Guggenheim VIF StylePlus Small Growth
2022	300,407	9.81	13.00	3,016,775	0.00	0.75	1.45	(29.69)	(29.32)
2021	314,340	18.49	24.99	4,478,410	0.00	0.25	1.45	1.93	3.14
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64
2018	446,571	8.80	15.85	4,042,550	1.01	0.25	1.45	(14.26)	(13.15)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Total Return Bond
2022	3,388,972	8.46	9.08	31,034,846	0.03	0.25	1.45	(19.58)	(18.86)
2021	3,510,444	10.52	11.19	39,725,883	0.02	0.25	1.45	(4.80)	(3.62)
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	—	1.14
2018	3,342,507	9.16	10.99	35,779,861	4.53	0.25	1.45	(3.34)	(2.14)
Guggenheim VIF World Equity Income
2022	990,964	10.94	13.35	12,186,511	0.02	0.25	1.35	(12.97)	(11.99)
2021	1,122,246	12.43	15.34	15,836,480	0.02	0.25	1.35	16.57	17.82
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
2018	1,544,154	8.72	11.71	15,436,716	2.92	0.25	1.45	(12.17)	(11.04)
Guggenheim World Equity Income
2022	388,812	11.91	12.23	4,832,760	0.02	0.90	1.25	(13.00)	(12.71)
2021	387,369	13.69	14.01	5,504,344	0.02	0.90	1.25	16.21	16.65
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
2018	505,251	9.98	14.39	5,147,308	2.16	0.90	1.25	(12.53)	(12.16)
Invesco American Franchise
2022	95,206	12.84	17.29	1,230,260	—	0.90	1.25	(34.01)	(33.78)
2021	100,103	19.39	26.20	1,947,291	—	0.90	1.25	7.16	7.60
2020	124,006	18.02	27.66	2,240,276	—	0.90	1.25	36.29	36.72
2019	111,401	13.18	20.27	1,472,193	—	0.90	1.25	30.85	31.27
2018	115,846	10.04	15.47	1,165,617	—	0.90	1.25	(7.80)	(7.47)
Invesco Comstock
2022	506,326	18.02	18.35	9,427,775	0.02	0.90	1.25	(3.38)	(3.01)
2021	510,938	18.65	18.92	9,724,823	0.01	0.90	1.25	27.74	28.18
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48
2018	698,357	12.79	18.00	9,056,438	1.55	0.90	1.25	(15.86)	(15.58)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Developing Markets
2022	30,284	7.87	7.87	238,464	0.00	0.90	0.90	(28.06)	(28.06)
2021	29,312	10.94	10.94	320,631	0.00	0.90	0.90	(11.06)	(11.06)
2020	27,226	12.30	12.30	334,764	—	0.90	0.90	12.74	12.74
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
2018	25,780	9.15	9.15	235,829	0.25	0.90	0.90	(15.51)	(15.51)
Invesco Discovery
2022	7,337	20.27	20.27	148,393	—	0.90	0.90	(33.89)	(33.89)
2021	7,894	30.66	30.66	241,496	—	0.90	0.90	11.21	11.21
2020	6,713	27.57	27.57	184,679	—	0.90	0.90	44.35	44.35
2019	7,591	19.10	19.10	144,745	—	0.90	0.90	31.54	31.54
2018	13,419	14.52	14.52	194,693	—	0.90	0.90	(7.34)	(7.34)
Invesco Discovery Mid Cap Growth
2022	74,651	14.08	19.17	1,062,661	—	0.90	1.25	(33.94)	(33.74)
2021	58,120	21.25	29.02	1,251,090	—	0.90	1.25	13.94	14.37
2020	61,061	18.58	34.04	1,203,136	—	0.90	1.25	34.12	34.54
2019	55,076	13.81	25.34	769,447	—	0.90	1.25	28.48	29.07
2018	63,480	10.70	19.68	686,393	—	0.90	1.25	(9.71)	(9.48)
Invesco Energy
2022	12,766	6.33	6.33	80,787	0.01	0.90	0.90	46.87	46.87
2021	5,312	4.31	4.31	22,829	0.02	0.90	0.90	50.17	50.17
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
2018	13,056	4.37	4.37	57,013	2.22	0.90	0.90	(29.52)	(29.52)
Invesco Equity and Income
2022	459,959	15.26	17.06	7,889,563	0.02	0.90	1.25	(11.54)	(11.24)
2021	490,879	17.25	19.22	9,493,383	0.01	0.90	1.25	13.11	13.53
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43
2018	552,968	12.58	15.76	7,701,609	2.05	0.90	1.25	(13.42)	(13.10)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Global
2022	26,387	15.00	15.00	395,247	—	0.90	0.90	(34.73)	(34.73)
2021	24,819	22.98	22.98	569,426	—	0.90	0.90	10.96	10.96
2020	25,933	20.71	20.71	536,335	—	0.90	0.90	22.69	22.69
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
2018	32,306	13.34	13.34	430,423	0.46	0.90	0.90	(16.88)	(16.88)
Invesco Gold & Special Minerals
2022	16,987	8.67	8.67	147,337	0.00	0.90	0.90	(20.09)	(20.09)
2021	16,509	10.85	10.85	179,061	0.03	0.90	0.90	(6.55)	(6.55)
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
2019	28,490	4.81	4.81	137,110	—	0.90	0.90	30.00	30.00
2018	28,621	3.70	3.70	105,755	—	0.90	0.90	(23.71)	(23.71)
Invesco Main Street Mid Cap
2022	99,992	12.68	12.80	1,279,269	0.00	0.90	1.25	(17.88)	(17.58)
2021	99,070	15.44	15.53	1,538,616	0.00	0.90	1.25	17.86	18.28
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
2018	89,178	11.97	15.62	1,185,111	0.08	0.90	1.25	(15.64)	(15.37)
Invesco Oppenheimer V.I. International Growth Fund
2022	30,052	8.67	10.63	312,856	—	0.25	1.45	(30.19)	(29.46)
2021	22,332	15.07	15.07	336,553	—	0.25	0.25	6.58	6.58
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
2018	63,382	8.32	9.93	613,784	0.46	0.25	1.45	(23.11)	(22.12)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Small Cap Growth (d)
2022	94,661	18.41	26.75	1,748,262	—	0.90	1.10	(38.16)	(38.06)
2021	106,361	29.72	43.26	3,173,543	—	0.90	1.10	3.00	3.23
2020	116,609	28.79	42.00	3,368,752	—	0.90	1.25	50.47	50.97
2019	127,599	19.07	27.87	2,441,494	—	0.90	1.25	19.09	19.56
2018	137,371	15.95	23.36	2,200,412	—	0.90	1.25	(12.82)	(12.51)
Invesco Technology
2022	136,591	8.59	21.38	1,174,046	—	0.90	1.10	(42.40)	(42.31)
2021	113,554	14.89	37.12	1,712,748	—	0.90	1.10	9.50	9.73
2020	108,939	13.57	33.90	1,497,332	—	0.90	1.25	39.90	40.33
2019	121,146	9.67	24.20	1,183,632	—	0.90	1.25	29.81	30.32
2018	120,392	7.42	18.61	901,959	—	0.90	1.25	(4.94)	(4.63)
Invesco V.I. American Franchise Series I
2022	87,341	12.63	12.63	1,103,225	—	1.45	1.45	(34.08)	(34.08)
2021	90,515	19.16	19.16	1,734,895	—	1.45	1.45	7.04	7.04
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
2019	108,714	13.15	16.54	1,429,824	—	0.25	1.45	30.85	32.43
2018	127,278	10.05	12.49	1,279,121	—	0.25	1.45	(7.88)	(6.72)
Invesco V.I. American Franchise Series II
2022	1,689	16.68	16.68	28,141	—	1.45	1.45	(34.12)	(34.12)
2021	1,647	25.32	25.32	41,680	—	1.45	1.45	6.79	6.79
2020	9,605	23.71	27.65	227,770	—	0.25	1.45	35.80	37.43
2019	12,525	17.46	20.12	219,362	—	0.25	1.45	30.49	32.11
2018	691	13.38	15.23	10,358	—	0.25	1.45	(8.10)	(7.02)
Invesco V.I. American Value
2022	304,265	12.33	16.55	3,006,463	0.00	0.25	1.45	(6.87)	(5.97)
2021	331,136	10.29	17.60	3,488,051	0.00	0.25	1.35	—	23.60
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
2018	43,330	9.43	12.31	410,444	0.12	0.25	1.45	(16.70)	(15.68)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Balanced-Risk Allocation
2022	5,907	9.04	9.89	54,077	0.07	0.25	1.45	(18.04)	(17.24)
2021	5,903	11.03	11.95	65,887	0.04	0.25	1.45	4.45	5.75
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42
2019	3,675	10.04	10.75	37,294	—	0.25	1.45	9.85	11.17
2018	2,134	9.14	9.67	19,778	0.88	0.25	1.45	(10.74)	(9.63)
Invesco V.I. Comstock
2022	643,676	14.78	20.30	11,606,340	0.01	0.25	1.45	(3.34)	(2.36)
2021	738,146	15.29	18.59	13,631,017	0.01	0.75	1.45	27.31	28.21
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
2018	1,354,355	10.63	14.21	17,085,256	1.56	0.25	1.45	(16.23)	(15.16)
Invesco V.I. Core Bond (b)
2022	—	5.74	6.87	—	0.05	0.75	1.35	(11.15)	(0.87)
2021	1,913,396	6.46	6.93	12,944,143	0.02	0.75	1.35	(6.10)	(5.46)
2020	2,695,006	6.88	7.33	19,393,470	0.03	0.75	1.35	4.88	5.47
2019	3,661,932	6.56	6.95	25,125,329	3.77	0.75	1.35	4.46	5.14
2018	4,300,175	6.28	6.61	28,082,283	2.90	0.75	1.35	(5.42)	(4.89)
Invesco V.I. Core Equity
2022	1,581	12.06	15.37	21,818	0.01	0.25	1.45	(24.06)	(23.27)
2021	2,059	15.88	20.03	36,108	0.01	0.25	1.45	21.87	23.34
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
2018	782	9.75	12.09	9,295	—	0.25	1.45	(13.56)	(12.52)
Invesco V.I. Core Plus Bond (b)
2022	1,058,178	9.23	9.26	9,788,318	0.01	0.75	1.35	(7.70)	(7.40)

(b)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Discovery Mid Cap Growth
2022	245,006	14.44	16.65	3,766,018	—	0.25	1.45	(33.97)	(33.32)
2021	247,488	21.87	24.97	5,739,078	—	0.25	1.45	13.67	15.02
2020	255,508	16.59	22.12	5,168,021	—	0.25	1.45	33.80	35.46
2019	296,207	12.38	16.33	4,462,997	—	0.25	1.45	28.16	29.71
2018	269,680	9.65	12.59	3,148,427	—	0.25	1.45	(9.95)	(8.90)
Invesco V.I. Equally-Weighted S&P 500 (b)
2022	56,378	9.41	9.48	533,408	0.02	0.25	1.45	(5.90)	(5.20)
Invesco V.I. Equity and Income
2022	591,064	12.24	15.44	9,035,122	0.01	0.25	1.45	(11.50)	(10.65)
2021	566,157	13.83	17.28	9,742,606	0.02	0.25	1.45	13.18	14.59
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21
2018	715,250	10.15	12.64	8,891,390	1.84	0.25	1.45	(13.69)	(12.62)
Invesco V.I. EVQ International Equity Fund (a)
2022	1,419,873	9.36	9.69	17,923,030	0.01	0.25	1.45	(21.87)	(21.09)
2021	1,666,151	11.98	12.28	27,072,053	0.01	0.25	1.45	1.01	2.25
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
2018	2,769,546	8.42	13.69	31,963,545	1.82	0.25	1.45	(18.96)	(17.91)
Invesco V.I. Global
2022	300,402	12.03	14.46	3,549,784	—	0.25	1.45	(34.76)	(34.06)
2021	293,612	18.44	21.93	5,295,254	—	0.25	1.25	10.16	11.49
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
2018	331,665	10.42	12.78	3,502,919	0.79	0.25	1.45	(17.12)	(16.20)

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global Core Equity
2022	1,264	10.00	10.86	12,628	0.00	0.25	1.45	(25.37)	(24.69)
2021	2,644	13.40	14.42	36,852	0.01	0.25	1.45	10.74	12.04
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
2018	1,123	9.38	9.92	10,533	0.86	0.25	1.45	(19.28)	(18.29)
Invesco V.I. Global Real Estate Series I
2022	325,391	15.35	17.29	5,603,661	0.03	0.75	1.35	(28.10)	(27.69)
2021	368,395	21.35	23.91	8,775,728	0.03	0.75	1.35	20.35	21.06
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
2018	526,693	17.95	19.74	10,358,872	3.86	0.75	1.35	(10.16)	(9.62)
Invesco V.I. Global Real Estate Series II
2022	12,812	9.69	9.69	124,373	0.02	0.25	0.25	(27.47)	(27.47)
2021	21,730	10.85	13.36	290,777	0.03	0.25	1.45	20.02	21.45
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73
2018	29,624	9.22	11.16	325,340	3.63	0.25	1.45	(10.40)	(9.34)
Invesco V.I. Global Strategic Income
2022	278	6.94	6.94	1,927	—	1.45	1.45	(15.47)	(15.47)
2021	285	8.21	9.01	2,341	0.01	0.25	1.45	(7.75)	(6.73)
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
2018	3,331	8.54	9.22	30,061	3.97	0.25	1.45	(8.66)	(7.52)
Invesco V.I. Government Money Market
2022	5,026,473	7.84	8.16	41,003,737	0.02	0.75	1.35	(3.09)	(2.51)
2021	3,339,785	8.09	8.37	27,935,440	0.00	0.75	1.35	(4.26)	(3.68)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
2018	5,061,187	9.05	9.25	46,517,928	1.23	0.75	1.35	(3.00)	(2.44)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Securities
2022	1,434,095	6.85	7.49	10,071,936	0.02	0.25	1.45	(14.38)	(13.41)
2021	1,553,883	8.00	8.65	12,742,365	0.02	0.25	1.45	(6.65)	(5.57)
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
2018	1,528,183	7.81	8.89	12,813,740	1.78	0.25	1.45	(4.13)	(2.95)
Invesco V.I. Growth and Income
2022	1,122	13.62	13.62	15,299	0.01	1.45	1.45	(9.92)	(9.92)
2021	1,092	15.12	15.12	16,513	0.01	1.45	1.45	22.63	22.63
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
2018	1,519	10.60	13.71	17,639	0.17	0.25	1.45	(17.38)	(16.35)
Invesco V.I. Health Care Series I
2022	301,695	22.17	24.98	7,393,775	—	0.75	1.35	(17.00)	(16.48)
2021	272,257	26.71	29.91	8,105,191	0.00	0.75	1.35	7.48	8.13
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62
2018	489,761	17.88	19.66	9,358,238	—	0.75	1.35	(3.40)	(2.82)
Invesco V.I. Health Care Series II
2022	14,024	13.61	19.86	191,553	—	0.25	1.45	(17.11)	(16.27)
2021	1,645	16.42	23.72	28,244	0.00	0.25	1.45	7.18	8.46
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
2019	20,979	14.03	20.16	372,580	—	0.25	1.45	26.40	27.92
2018	13,723	11.10	15.76	175,452	—	0.25	1.45	(3.73)	(2.60)
Invesco V.I. High Yield
2022	—	8.35	9.92	—	—	0.25	1.45	(13.29)	(12.44)
2021	—	11.33	11.33	—	—	0.25	0.25	0.62	0.62
2020	2,318	9.68	11.47	26,087	0.04	0.25	1.45	(1.63)	(0.43)
2019	3,565	9.84	11.52	40,333	2.40	0.25	1.45	8.25	9.61
2018	8,154	9.09	10.51	76,962	0.94	0.25	1.45	(7.81)	(6.74)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Main Street Mid Cap Fund®
2022	445,263	14.34	18.07	7,926,380	0.00	0.25	1.35	(18.09)	(17.16)
2021	455,313	17.79	22.06	9,721,279	0.00	0.25	1.35	17.59	19.00
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
2018	394,395	9.76	16.52	5,886,568	0.11	0.25	1.45	(15.50)	(14.39)
Invesco V.I. Main Street Small Cap Fund®
2022	478,277	14.39	18.37	12,024,180	0.00	0.25	1.45	(19.47)	(18.72)
2021	515,075	17.87	22.60	15,755,795	0.00	0.25	1.45	16.95	18.32
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
2019	618,572	13.36	29.49	14,287,699	—	0.25	1.45	20.69	22.12
2018	658,400	11.07	24.27	12,081,027	0.06	0.25	1.45	(14.45)	(13.41)
Invesco V.I. S&P 500 Index (b)
2022	—	18.56	28.29	—	0.02	0.25	1.45	(14.35)	0.60
2021	24,549	21.67	28.12	638,403	0.01	0.25	1.45	22.36	23.82
2020	22,979	17.71	23.06	486,759	0.02	0.25	1.45	12.52	13.88
2019	21,125	15.74	20.25	406,183	1.06	0.25	1.45	24.92	26.48
2018	25,088	12.60	16.01	384,924	0.91	0.25	1.45	(9.22)	(8.15)
Invesco V.I. Small Cap Equity
2022	1,768	14.62	14.62	25,840	—	0.25	0.25	(23.25)	(23.25)
2021	2,276	19.05	19.05	43,345	—	0.25	0.25	16.30	16.30
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72
2019	1,435	11.04	13.60	19,167	—	0.25	1.45	20.79	22.30
2018	1,301	9.14	11.12	14,230	—	0.25	1.45	(18.97)	(17.99)

(b)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Value Opportunities
2022	171,789	13.20	13.52	2,265,000	0.01	0.90	1.25	(2.87)	(2.51)
2021	180,157	13.54	13.92	2,437,161	0.01	0.90	1.25	29.97	30.44
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
2019	213,243	10.24	14.14	2,182,017	—	0.90	1.25	24.56	24.88
2018	227,266	8.20	11.34	1,864,779	—	0.90	1.25	(23.13)	(22.79)
Janus Henderson Adaptive Risk Managed U.S. Equity (a)
2022	62,648	11.76	11.99	750,378	0.01	0.90	1.25	(17.99)	(17.71)
2021	67,696	14.34	14.57	984,922	0.00	0.90	1.25	14.26	14.63
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
2018	80,522	9.87	9.93	798,839	1.28	0.90	1.25	(8.01)	(7.63)
Janus Henderson Mid Cap Value
2022	4,166	14.61	14.61	60,873	0.01	0.90	0.90	(8.97)	(8.97)
2021	6,419	16.05	16.05	103,029	0.00	0.90	0.90	14.56	14.56
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
2018	10,543	11.87	11.87	125,604	0.35	0.90	0.90	(16.93)	(16.93)
Janus Henderson Overseas
2022	480,166	6.91	7.31	3,488,329	0.01	0.90	1.25	(12.75)	(12.56)
2021	382,935	7.92	8.36	3,188,030	0.01	0.90	1.25	8.05	8.43
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
2018	451,042	5.42	5.66	2,545,966	0.64	0.90	1.25	(19.10)	(18.79)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Enterprise
2022	1,054,053	18.92	24.67	25,323,958	0.00	0.25	1.45	(19.66)	(18.80)
2021	1,106,662	27.85	30.38	32,955,185	0.00	0.25	1.35	11.51	12.81
2020	1,199,928	21.12	27.44	31,834,681	—	0.25	1.45	13.98	15.34
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
2018	1,616,922	14.34	18.18	28,768,972	0.11	0.25	1.45	(4.97)	(3.86)
Janus Henderson VIT Mid Cap Value
2022	14,380	12.38	14.89	207,238	0.01	0.25	1.45	(9.70)	(8.76)
2021	12,738	13.71	16.32	199,769	0.00	0.25	1.45	14.25	15.66
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86
2018	2,957	10.21	11.95	33,145	0.65	0.25	1.45	(17.59)	(16.55)
Janus Henderson VIT Overseas
2022	47,192	7.51	9.29	365,923	0.02	0.25	1.45	(12.61)	(11.65)
2021	51,648	8.35	10.63	452,944	0.01	0.25	1.45	8.36	9.72
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
2018	9,153	5.54	7.30	66,796	1.62	0.25	1.45	(18.80)	(17.81)
Janus Henderson VIT Research
2022	574,495	16.37	20.82	10,042,715	—	0.25	1.45	(32.96)	(32.27)
2021	760,667	24.42	30.74	19,748,761	0.00	0.25	1.45	14.81	16.22
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
2018	1,111,172	12.97	16.05	15,073,792	0.38	0.25	1.45	(7.09)	(5.92)
JPMorgan Insurance Trust Core Bond Portfolio
2022	472,240	7.26	7.72	3,671,313	0.02	0.25	1.45	(16.46)	(15.44)
2021	524,424	8.69	9.13	4,848,816	0.01	0.25	1.45	(5.95)	(4.90)
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
2018	408,065	8.69	9.10	3,707,763	2.21	0.25	1.45	(4.61)	(3.45)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
JPMorgan Insurance Trust Small Cap Core Portfolio
2022	15,371	12.74	17.66	253,602	0.00	0.25	1.45	(22.93)	(22.10)
2021	15,395	16.53	22.67	324,542	0.00	0.25	1.45	15.84	17.22
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28
2018	8,760	11.08	14.89	124,429	0.08	0.25	1.45	(16.06)	(14.96)
JPMorgan Insurance Trust US Equity Portfolio
2022	13,080	18.37	24.43	263,830	0.00	0.25	1.45	(22.23)	(21.47)
2021	6,603	23.62	31.11	163,932	0.01	0.25	1.45	23.41	24.89
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
2018	12,847	12.75	16.44	190,967	0.65	0.25	1.45	(10.46)	(9.37)
Lord Abbett Series Bond-Debenture VC
2022	444,151	9.06	10.83	4,202,378	0.04	0.25	1.45	(16.42)	(15.59)
2021	450,881	10.84	12.83	5,091,357	0.03	0.25	1.45	(1.19)	(0.08)
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
2018	420,936	9.82	11.47	4,191,459	5.00	0.25	1.45	(8.28)	(7.13)
Lord Abbett Series Developing Growth VC
2022	103,028	13.77	18.50	1,418,892	—	0.25	1.45	(38.64)	(38.00)
2021	110,641	22.44	29.84	2,468,243	—	0.25	1.45	(6.97)	(5.87)
2020	115,101	23.48	32.30	2,806,164	—	0.25	1.45	64.98	67.10
2019	140,457	14.13	19.33	1,997,354	—	0.25	1.45	26.03	27.59
2018	148,203	11.13	15.15	1,681,657	—	0.25	1.45	0.35	1.47
Lord Abbett Series Dividend Growth VC
2022	—	16.25	16.25	—	—	1.45	1.45	(17.13)	(17.13)
2021	1,018	19.61	19.61	19,966	0.00	1.45	1.45	20.16	20.16
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39
2018	4,112	12.23	15.05	54,157	0.53	0.25	1.45	(8.80)	(7.73)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Lord Abbett Series Growth Opportunities VC
2022	—	15.61	15.61	—	—	0.25	0.25	(34.69)	(34.69)
2021	—	20.74	20.74	—	—	1.45	1.45	1.87	1.87
2020	2,257	20.36	23.63	45,954	—	0.25	1.45	33.25	34.95
2019	2,834	15.28	17.51	43,287	—	0.25	1.45	30.49	31.95
2018	—	11.71	13.27	—	—	0.25	1.45	(7.14)	(5.95)
Lord Abbett Series Mid Cap Stock VC
2022	2,708	11.66	14.36	38,884	0.01	0.25	1.45	(14.89)	(14.01)
2021	4,398	13.70	16.70	68,288	0.01	0.25	1.45	23.09	24.63
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
2018	4,730	9.68	11.60	51,243	0.76	0.25	1.45	(18.79)	(17.73)
Lord Abbett Series Total Return VC
2022	63,586	7.48	8.59	539,549	0.04	0.25	1.45	(17.71)	(16.76)
2021	40,612	9.09	10.32	411,501	0.03	0.25	1.45	(4.52)	(3.46)
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
2018	14,477	8.94	9.98	141,357	2.98	0.25	1.45	(5.40)	(4.22)
MFS® VIT Emerging Markets Equity
2022	7,891	6.99	7.03	55,225	0.04	0.25	1.45	(23.25)	(22.51)
2021	8,886	9.02	9.16	81,010	0.00	0.25	1.25	(11.07)	(10.07)
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
2018	14,622	8.10	8.50	122,628	0.41	0.25	1.45	(17.87)	(16.84)
MFS® VIT Global Tactical Allocation
2022	557	8.67	8.67	4,826	0.02	1.45	1.45	(11.26)	(11.26)
2021	648	9.77	9.77	6,331	0.01	1.45	1.45	(1.91)	(1.91)
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
2018	871	8.99	9.51	7,829	0.55	0.25	1.45	(8.92)	(7.85)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT High Yield
2022	—	9.54	9.54	—	—	0.25	0.25	(13.67)	(13.67)
2021	5,079	10.09	11.05	56,077	0.02	0.25	1.45	(1.46)	(0.18)
2020	17,162	10.24	11.24	179,862	0.40	0.25	1.45	0.29	1.44
2019	—	10.21	11.08	—	—	0.25	1.45	9.43	10.80
2018	1,287	9.33	10.00	12,705	5.47	0.25	1.45	(7.44)	(6.37)
MFS® VIT II MA Investors Growth Stock
2022	5,935	25.48	25.96	152,754	—	0.25	0.25	(22.00)	(21.98)
2021	—	24.82	33.28	—	—	0.25	1.45	20.19	21.64
2020	—	20.65	27.36	—	—	0.25	1.45	16.86	18.29
2019	8,737	17.67	23.13	198,635	—	0.25	1.45	33.46	35.11
2018	—	13.24	17.12	—	—	0.25	1.45	(3.78)	(2.67)
MFS® VIT II Research International
2022	779,273	9.34	10.21	6,753,566	0.02	0.25	1.45	(21.18)	(20.48)
2021	901,809	11.85	12.84	9,780,443	0.01	0.25	1.45	6.37	7.72
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
2018	771,780	6.50	9.01	5,568,379	1.14	0.25	1.45	(18.10)	(17.03)
MFS® VIT International Intrinsic Value
2022	149,320	10.80	11.82	1,629,925	0.00	0.25	1.45	(26.88)	(26.17)
2021	162,997	14.77	16.01	2,437,781	0.00	0.25	1.25	5.42	6.80
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
2018	75,710	10.14	10.73	788,589	0.91	0.25	1.45	(13.63)	(12.62)
MFS® VIT Investors Trust
2022	4,609	16.01	21.14	84,789	0.00	0.25	1.45	(20.11)	(19.34)
2021	4,122	20.04	26.21	88,680	0.00	0.25	1.45	21.01	22.48
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
2018	—	12.15	15.61	—	—	0.25	1.45	(9.80)	(8.71)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT New Discovery
2022	16,774	13.43	16.48	265,720	—	0.25	1.45	(32.92)	(32.21)
2021	17,585	20.02	24.31	409,002	—	0.25	1.45	(2.82)	(1.66)
2020	13,063	20.60	25.19	311,614	—	0.25	1.45	39.19	40.96
2019	15,928	14.80	17.87	272,394	—	0.25	1.45	35.16	36.73
2018	14,948	10.95	13.07	187,395	—	0.25	1.45	(6.01)	(4.88)
MFS® VIT Research
2022	1,741	21.80	21.80	37,957	0.00	0.25	0.25	(20.03)	(20.03)
2021	1,772	20.42	27.26	48,309	0.00	0.25	1.45	19.07	20.51
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34
2018	6,296	12.16	15.95	94,175	0.54	0.25	1.45	(8.78)	(7.64)
MFS® VIT Total Return
2022	1,207,078	11.67	14.37	16,241,682	0.01	0.25	1.45	(13.56)	(12.70)
2021	1,199,389	13.50	15.62	18,726,542	0.02	0.75	1.45	8.87	9.69
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
2018	1,627,116	10.17	12.35	18,990,300	1.98	0.25	1.45	(9.96)	(8.86)
MFS® VIT Total Return Bond
2022	36,958	7.52	8.44	305,263	0.02	0.25	1.45	(17.72)	(16.93)
2021	30,980	9.14	10.16	306,924	0.02	0.25	1.45	(5.38)	(4.24)
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
2018	8,467	8.88	9.70	78,846	2.75	0.25	1.45	(5.63)	(4.53)
MFS® VIT Utilities
2022	781,487	12.93	16.72	15,890,001	0.02	0.25	1.45	(3.72)	(2.68)
2021	707,714	13.43	17.18	15,337,441	0.01	0.25	1.45	8.91	10.13
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
2018	827,991	10.23	16.78	13,318,249	1.02	0.25	1.45	(3.58)	(2.43)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morgan Stanley VIF Emerging Markets Debt
2022	17,403	7.14	7.14	124,319	0.07	0.25	0.25	(21.37)	(21.37)
2021	17,154	9.08	9.08	155,901	0.06	0.25	0.25	(5.12)	(5.12)
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
2018	20,108	8.50	9.00	171,098	5.70	0.25	1.45	(11.07)	(10.03)
Morgan Stanley VIF Emerging Markets Equity
2022	585,334	7.24	7.58	3,813,755	0.00	0.25	1.45	(28.25)	(27.46)
2021	615,741	7.65	10.45	5,567,401	0.01	0.25	1.35	(1.46)	(0.38)
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76
2018	1,451,353	6.19	8.31	10,474,677	0.40	0.25	1.45	(21.17)	(20.17)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2022	117,485	11.96	14.40	1,403,710	0.01	0.25	1.45	(16.77)	(15.94)
2021	113,670	14.37	17.13	1,624,018	0.01	0.25	1.45	13.15	14.58
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
2018	128,590	10.05	12.06	1,346,149	1.60	0.25	1.45	(13.26)	(12.29)
Morningstar Balanced ETF Asset Allocation Portfolio
2022	606,605	9.97	11.57	6,307,676	0.02	0.25	1.45	(16.50)	(15.67)
2021	552,374	11.94	13.72	6,763,439	0.01	0.25	1.45	6.04	7.27
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
2018	452,811	9.66	10.93	4,389,814	2.01	0.25	1.45	(10.34)	(9.22)
Morningstar Conservative ETF Asset Allocation Portfolio
2022	255,244	7.74	8.47	2,073,854	0.01	0.25	1.45	(15.50)	(14.62)
2021	303,277	9.16	9.92	2,908,135	0.01	0.25	1.45	(2.14)	(1.00)
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
2018	200,364	8.78	9.31	1,810,263	2.17	0.25	1.45	(6.60)	(5.48)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Growth ETF Asset Allocation Portfolio
2022	669,312	11.13	13.27	7,525,468	0.02	0.25	1.45	(16.82)	(16.07)
2021	657,537	13.38	15.81	8,822,592	0.01	0.25	1.45	9.85	11.26
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
2018	650,623	9.91	11.69	6,462,930	1.99	0.25	1.45	(12.01)	(10.97)
Morningstar Income and Growth ETF Asset Allocation Portfolio
2022	108,032	8.82	9.95	994,817	0.01	0.25	1.45	(16.16)	(15.32)
2021	167,235	10.52	11.75	1,829,360	0.01	0.25	1.45	1.84	3.07
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32
2018	135,631	9.23	10.09	1,278,790	3.10	0.25	1.45	(8.43)	(7.35)
Neuberger Berman AMT Sustainable Equity I
2022	260,404	11.19	18.52	2,957,325	0.00	0.25	1.45	(21.97)	(21.06)
2021	324,004	14.34	23.46	4,701,748	0.00	0.25	1.45	18.12	19.51
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
2018	748,738	11.64	13.73	10,049,003	0.55	0.25	1.45	(11.62)	(4.20)
Neuberger Berman AMT Sustainable Equity S
2022	177,475	24.95	27.61	4,894,128	0.00	0.75	1.35	(22.10)	(21.63)
2021	189,148	32.03	35.23	6,654,112	0.00	0.75	1.35	17.89	18.62
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
2018	273,134	11.70	21.37	5,813,469	0.17	0.25	1.45	(10.07)	(8.92)
Neuberger Berman Core Bond
2022	299,881	7.62	8.48	2,493,822	0.04	0.90	1.25	(17.53)	(17.19)
2021	193,535	9.24	10.24	1,966,056	0.02	0.90	1.25	(5.62)	(5.27)
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
2018	485,831	8.96	9.83	4,691,013	2.57	0.90	1.25	(5.68)	(5.30)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Neuberger Berman Large Cap Value
2022	61,802	16.05	16.58	1,024,423	0.01	0.90	1.10	(5.48)	(5.31)
2021	55,399	16.98	17.51	969,546	0.01	0.90	1.10	22.51	22.79
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
2018	70,797	10.48	10.94	775,106	1.30	0.90	1.25	(5.42)	(5.12)
Neuberger Berman Sustainable Equity
2022	61,971	16.98	17.56	1,086,556	—	0.90	1.10	(22.00)	(21.85)
2021	62,099	21.77	22.47	1,391,959	0.00	0.90	1.10	18.25	18.45
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89
2018	63,940	13.09	13.69	874,536	0.27	0.90	1.25	(9.91)	(9.58)
North Square Spectrum Alpha (a)
2022	3,021	13.62	13.62	41,168	—	0.90	0.90	(29.83)	(29.83)
2021	2,789	19.41	19.41	54,160	—	0.90	0.90	5.95	5.95
2020	2,743	18.32	18.32	50,295	—	0.90	0.90	24.88	24.88
2019	5,734	14.67	14.67	84,111	—	0.90	0.90	17.74	17.74
2018	5,201	12.46	12.46	64,796	—	0.90	0.90	(10.17)	(10.17)
Northern Global Tactical Asset Allocation
2022	7,857	11.75	11.75	92,372	0.02	0.90	0.90	(16.13)	(16.13)
2021	9,690	14.01	14.01	135,767	0.02	0.90	0.90	6.95	6.95
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
2018	10,363	11.31	11.31	117,233	3.06	0.90	0.90	(11.43)	(11.43)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Northern Large Cap Core
2022	6,313	20.49	20.49	129,362	0.01	0.90	0.90	(18.75)	(18.75)
2021	8,600	25.22	25.22	216,860	0.01	0.90	0.90	27.96	27.96
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
2018	9,091	15.16	15.16	137,818	2.45	0.90	0.90	(9.49)	(9.49)
Northern Large Cap Value
2022	20,360	18.60	18.60	378,436	0.01	0.90	0.90	(9.58)	(9.58)
2021	12,315	20.57	20.57	253,024	0.02	0.90	0.90	23.40	23.40
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
2018	10,435	14.13	14.13	147,236	1.60	0.90	0.90	(12.02)	(12.02)
PGIM Focused Growth
2022	377,867	5.45	5.46	2,063,314	—	0.90	1.10	(43.05)	(42.95)
2021	396,159	9.57	9.57	3,793,610	—	0.90	1.10	—	—
PGIM Jennison Mid-Cap Growth
2022	7,502	17.25	17.25	129,357	—	0.90	0.90	(26.94)	(26.94)
2021	8,150	23.61	23.61	192,400	—	0.90	0.90	7.12	7.12
2020	9,351	22.04	22.04	206,074	—	0.90	0.90	36.72	36.72
2019	7,536	16.12	16.12	121,439	—	0.90	0.90	31.91	31.91
2018	7,486	12.22	12.22	91,434	—	0.90	0.90	(11.96)	(11.96)
PGIM Jennison Natural Resources
2022	2,665	7.93	7.93	21,153	0.03	0.90	0.90	19.61	19.61
2021	2,568	6.63	6.63	17,020	0.01	0.90	0.90	22.55	22.55
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
2018	2,778	4.52	4.52	12,560	1.24	0.90	0.90	(30.67)	(30.67)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PGIM Jennison Small Company
2022	25,940	19.06	19.06	493,847	—	0.90	0.90	(21.98)	(21.98)
2021	29,793	24.43	24.43	727,252	—	0.90	0.90	24.07	24.07
2020	34,865	18.73	19.69	685,989	—	0.90	1.25	21.78	22.22
2019	37,406	15.38	16.11	602,154	—	0.90	1.25	22.94	23.45
2018	40,348	12.51	13.05	526,373	0.21	0.90	1.25	(17.04)	(16.77)
PGIM Quant Solutions Small-Cap Value (d)
2022	19,346	11.63	12.31	237,180	0.02	0.90	1.25	(15.17)	(14.87)
2021	20,605	13.71	14.46	296,063	0.01	0.90	1.25	35.34	35.77
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
2018	28,712	9.64	10.06	287,396	1.26	0.90	1.25	(22.51)	(22.26)
PIMCO All Asset
2022	23,972	10.00	10.00	239,115	0.06	0.90	0.90	(15.54)	(15.54)
2021	24,533	11.84	11.84	289,664	0.12	0.90	0.90	10.34	10.34
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25
2018	37,156	9.66	9.66	358,429	4.52	0.90	0.90	(9.30)	(9.30)
PIMCO CommodityRealReturn Strategy
2022	19,082	5.50	5.50	104,727	0.37	0.90	0.90	4.17	4.17
2021	21,660	5.28	5.28	114,053	0.20	0.90	0.90	27.85	27.85
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
2018	16,977	3.98	3.98	67,450	4.82	0.90	0.90	(17.60)	(17.60)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO Emerging Markets Bond
2022	15,111	7.80	7.80	117,816	0.06	0.90	0.90	(19.84)	(19.84)
2021	14,392	9.73	9.73	140,015	0.07	0.90	0.90	(6.17)	(6.17)
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
2018	867	9.23	9.23	7,985	3.88	0.90	0.90	(8.16)	(8.16)
PIMCO High Yield
2022	83,198	11.00	13.84	1,151,772	0.04	0.90	1.25	(14.79)	(14.52)
2021	90,462	12.91	16.19	1,464,828	0.04	0.90	1.25	(0.62)	(0.31)
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
2018	127,545	11.77	15.39	1,866,560	5.13	0.90	1.25	(6.88)	(6.59)
PIMCO International Bond (U.S. Dollar-Hedged)
2022	460,532	9.33	9.64	4,425,525	0.02	0.90	1.10	(14.09)	(13.85)
2021	365,442	10.86	11.19	4,088,637	0.01	0.90	1.10	(6.22)	(6.05)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
2018	453,461	10.97	11.45	5,189,182	2.14	0.90	1.25	(2.32)	(1.97)
PIMCO Low Duration
2022	24,322	6.90	6.90	167,775	0.01	0.90	0.90	(9.33)	(9.33)
2021	4,258	7.61	7.61	32,418	0.00	0.90	0.90	(4.99)	(4.99)
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)
2018	5,223	8.12	8.12	42,393	1.57	0.90	0.90	(3.91)	(3.91)
PIMCO Real Return
2022	100,888	8.42	8.42	849,037	0.07	0.90	0.90	(15.80)	(15.80)
2021	86,246	10.00	10.00	861,866	0.05	0.90	0.90	1.01	1.01
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
2018	105,292	8.92	8.92	938,427	1.99	0.90	0.90	(6.30)	(6.30)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO StocksPLUS® Small Fund
2022	20,097	16.34	16.34	328,795	—	0.90	0.90	(27.15)	(27.15)
2021	25,879	22.43	22.43	581,000	0.17	0.90	0.90	9.25	9.25
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
2018	75,008	14.74	14.74	1,105,741	2.00	0.90	0.90	(15.92)	(15.92)
PIMCO Total Return
2022	202,451	8.40	8.40	1,699,871	0.03	0.90	0.90	(17.81)	(17.81)
2021	198,487	10.22	10.22	2,029,174	0.02	0.90	0.90	(5.28)	(5.28)
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
2018	251,176	10.01	10.01	2,513,995	2.59	0.90	0.90	(4.67)	(4.67)
PIMCO VIT All Asset Administrative
2022	351,375	11.79	13.28	4,649,478	0.07	0.75	1.35	(15.60)	(15.09)
2021	406,909	13.97	15.64	6,343,555	0.11	0.75	1.35	11.31	11.95
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
2018	534,699	11.33	12.46	6,644,048	3.17	0.75	1.35	(9.43)	(8.92)
PIMCO VIT All Asset Advisor
2022	73,606	9.15	10.31	757,694	0.07	0.25	1.45	(15.59)	(14.72)
2021	48,339	10.84	12.09	581,262	0.11	0.25	1.45	10.95	12.36
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25
2018	19,474	8.85	9.70	177,697	3.03	0.25	1.45	(9.60)	(8.49)
PIMCO VIT CommodityRealReturn Strategy Administrative
2022	1,383,365	4.96	5.67	7,672,733	0.25	0.75	1.35	3.98	4.61
2021	1,673,553	4.77	5.42	8,802,103	0.04	0.75	1.35	27.88	28.44
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
2018	1,369,364	3.61	4.03	5,238,282	2.67	0.75	1.35	(17.77)	(17.25)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT CommodityRealReturn Strategy Advisor
2022	158,362	5.12	6.33	927,671	0.23	0.25	1.45	4.11	5.13
2021	40,886	4.87	6.08	200,736	0.03	0.25	1.45	27.46	28.84
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
2018	6,483	3.59	4.63	23,176	2.54	0.25	1.45	(17.91)	(17.08)
PIMCO VIT Emerging Markets Bond
2022	188,181	7.76	9.01	1,775,968	0.04	0.25	1.45	(19.33)	(18.46)
2021	250,702	9.62	11.05	2,935,103	0.06	0.25	1.45	(6.87)	(5.80)
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
2018	483,588	9.24	11.22	5,305,528	4.20	0.25	1.45	(8.97)	(7.86)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2022	4,863	9.41	9.41	45,802	0.01	0.25	0.25	(13.91)	(13.91)
2021	5,265	10.93	10.93	57,592	0.05	0.25	0.25	(7.37)	(7.37)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
2018	4,932	8.26	11.05	53,438	5.17	0.25	1.45	(8.43)	(7.38)
PIMCO VIT Global Managed Asset Allocation
2022	10,855	9.77	10.69	114,199	0.02	0.25	1.45	(21.78)	(20.99)
2021	14,794	12.49	13.53	198,175	0.03	0.25	1.45	7.67	9.02
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22
2018	—	9.29	9.83	—	—	0.25	1.45	(9.72)	(8.64)
PIMCO VIT High Yield
2022	15,132	9.01	16.22	245,201	0.05	0.25	1.45	(14.11)	(13.26)
2021	21,561	10.49	18.70	367,564	0.05	0.25	1.45	(1.04)	0.21
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
2018	34,422	9.57	16.84	417,210	4.64	0.25	1.45	(7.00)	(5.82)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2022	805,849	9.44	10.22	8,180,516	0.01	0.75	1.35	(14.03)	(13.46)
2021	812,544	10.98	11.81	9,589,217	0.02	0.75	1.35	(6.07)	(5.52)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
2018	830,987	11.30	11.93	9,878,006	1.42	0.75	1.35	(2.25)	(1.65)
PIMCO VIT International Bond Portfolio (Unhedged)
2022	7,786	6.35	6.35	49,379	0.01	0.25	0.25	(21.60)	(21.60)
2021	27,214	8.10	8.10	220,498	0.05	0.25	0.25	(10.60)	(10.60)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
2018	5,324	8.12	8.33	43,723	5.59	0.25	1.45	(8.25)	(7.13)
PIMCO VIT Low Duration Administrative (d)
2022	4,391,617	7.01	8.23	31,545,128	0.01	0.25	1.40	(9.78)	(8.76)
2021	3,187,448	7.77	9.02	25,114,031	0.01	0.25	1.40	(5.24)	(4.14)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
2018	3,662,980	7.74	9.63	30,621,962	1.89	0.25	1.40	(4.02)	(2.92)
PIMCO VIT Low Duration Advisor
2022	93,556	6.87	7.31	680,268	0.02	0.25	1.45	(9.84)	(8.85)
2021	94,550	7.62	8.02	760,240	0.00	0.25	1.45	(5.34)	(4.18)
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59
2018	173,346	8.23	8.51	1,449,761	1.32	0.25	1.45	(4.08)	(2.96)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Real Return Administrative (d)
2022	1,822,007	8.77	10.21	17,555,272	0.07	0.25	1.40	(15.67)	(14.70)
2021	2,156,777	10.40	11.76	24,340,503	0.05	0.75	1.40	0.97	1.73
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
2018	2,561,635	9.28	10.60	25,676,192	2.64	0.25	1.40	(6.45)	(5.36)
PIMCO VIT Real Return Advisor
2022	100,291	7.70	8.77	857,582	0.07	0.25	1.45	(15.66)	(14.77)
2021	64,496	9.13	10.10	644,261	0.06	0.25	1.45	0.88	2.12
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
2018	80,066	8.18	8.90	700,508	2.56	0.25	1.45	(6.62)	(5.42)
PIMCO VIT Short-Term
2022	290,181	7.43	8.05	2,321,666	0.02	0.25	1.45	(4.50)	(3.48)
2021	80,087	7.78	8.34	654,648	0.01	0.25	1.45	(4.42)	(3.36)
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
2018	91,187	8.49	8.91	802,561	2.05	0.25	1.45	(2.97)	(1.87)
PIMCO VIT Total Return Administrative
2022	1,101,981	8.39	8.39	9,282,733	0.03	1.40	1.40	(18.07)	(18.07)
2021	1,284,545	10.24	10.24	13,187,109	0.02	1.40	1.40	(5.54)	(5.54)
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
2018	1,527,795	10.05	11.91	15,389,858	2.50	0.25	1.40	(4.83)	(3.72)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Total Return Advisor
2022	1,171,416	7.33	8.31	9,308,527	0.02	0.25	1.45	(17.92)	(17.15)
2021	1,206,157	8.93	10.03	11,587,277	0.02	0.25	1.45	(5.60)	(4.48)
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72
2018	897,248	8.81	9.54	8,274,688	2.20	0.25	1.45	(4.96)	(3.83)
Pioneer Bond VCT
2022	14,594	8.19	8.19	119,423	0.02	0.25	0.25	(17.19)	(17.19)
2021	22,413	9.89	9.89	221,587	0.02	0.25	0.25	(3.04)	(3.04)
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
2018	108,321	8.98	9.36	986,106	2.33	0.25	1.45	(5.27)	(4.10)
Pioneer Equity Income VCT
2022	7,955	14.54	19.00	141,187	0.01	0.25	1.45	(11.77)	(10.84)
2021	9,464	16.48	21.31	189,597	0.01	0.25	1.45	19.85	21.29
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
2018	8,297	12.04	15.24	121,520	2.25	0.25	1.45	(12.75)	(11.70)
Pioneer High Yield VCT
2022	2,467	9.71	9.71	23,961	0.10	0.25	0.25	(14.30)	(14.30)
2021	—	9.84	9.84	—	—	1.45	1.45	0.82	0.82
2020	—	9.76	11.27	—	0.01	0.25	1.45	(2.50)	(1.31)
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
2018	—	9.15	10.32	—	4.02	0.25	1.45	(8.22)	(7.03)
Pioneer Real Estate Shares VCT
2022	—	9.63	11.56	—	0.02	0.25	1.45	(33.86)	(33.22)
2021	1,795	14.56	17.31	27,679	0.01	0.25	1.45	34.57	36.30
2020	1,758	10.82	12.90	20,072	0.01	0.25	1.45	(11.60)	(10.60)
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
2018	1,679	10.01	11.65	17,654	2.51	0.25	1.45	(11.57)	(10.52)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Pioneer Strategic Income
2022	9,176	8.55	8.55	78,402	0.03	0.90	0.90	(16.42)	(16.42)
2021	5,592	10.23	10.23	57,157	0.03	0.90	0.90	(1.82)	(1.82)
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99
2018	8,144	9.52	9.52	77,455	2.95	0.90	0.90	(5.65)	(5.65)
Pioneer Strategic Income VCT
2022	22,503	7.81	8.43	185,285	0.03	0.25	1.45	(16.47)	(15.62)
2021	23,776	9.35	9.99	233,104	0.02	0.25	1.45	(2.71)	(1.58)
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
2018	30,988	8.93	9.35	277,640	2.21	0.25	1.45	(6.20)	(5.08)
Putnam VT Diversified Income
2022	6,753	8.42	8.42	56,784	0.07	0.25	0.25	(5.50)	(5.50)
2021	6,566	8.03	8.91	58,410	0.01	0.25	1.45	(10.98)	(9.91)
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
2018	31,889	8.94	9.72	303,542	3.21	0.25	1.45	(5.40)	(4.14)
Putnam VT Global Asset Allocation
2022	1,153	11.20	11.20	12,885	0.01	1.45	1.45	(19.54)	(19.54)
2021	1,121	13.92	13.92	15,569	0.01	1.45	1.45	9.01	9.01
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
2018	1,025	10.61	12.45	10,851	1.87	0.25	1.45	(11.36)	(10.24)
Putnam VT Growth Opportunities
2022	13,077	20.28	26.28	342,106	—	0.25	1.45	(33.38)	(32.70)
2021	11,922	30.44	39.05	464,554	—	0.25	1.45	17.30	18.73
2020	13,076	25.95	33.39	430,043	—	0.25	1.45	32.67	34.26
2019	—	19.56	24.87	—	0.38	0.25	1.45	30.75	32.36
2018	5,092	14.96	18.79	94,516	—	0.25	1.45	(2.09)	(0.90)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Putnam VT High Yield
2022	4,868	8.74	9.77	47,512	0.05	0.25	1.45	(15.23)	(14.37)
2021	4,733	10.31	11.41	53,995	0.01	0.25	1.45	0.39	1.60
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78
2018	78,129	9.33	10.11	747,295	4.33	0.25	1.45	(8.26)	(7.16)
Putnam VT Income
2022	12,434	7.98	7.98	99,129	0.08	0.25	0.25	(16.53)	(16.53)
2021	46,045	8.98	9.56	440,386	0.02	0.25	1.45	(8.83)	(7.63)
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
2018	2,683	9.10	9.48	25,130	2.91	0.25	1.45	(4.21)	(2.97)
Putnam VT Large Cap Value
2022	83,184	16.49	22.01	1,584,614	0.01	0.25	1.45	(7.15)	(6.18)
2021	58,089	17.76	23.46	1,293,624	0.01	0.25	1.45	21.73	23.21
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
2018	44,725	11.56	14.96	618,745	0.65	0.25	1.45	(12.49)	(11.43)
Putnam VT Multi-Asset Absolute Return
2022	23,732	6.76	7.56	178,368	0.01	0.25	1.45	(3.84)	(2.83)
2021	24,524	7.03	7.78	189,924	—	0.25	1.45	(3.57)	(2.51)
2020	55,095	7.29	8.10	422,539	—	0.25	1.45	(11.42)	(10.40)
2019	68,689	8.23	9.04	582,258	—	0.25	1.45	1.23	2.49
2018	73,160	8.13	8.82	607,793	0.37	0.25	1.45	(11.82)	(10.73)
Putnam VT Multi-Cap Core
2022	2,394	17.85	23.63	42,712	0.02	0.25	1.45	(19.23)	(18.43)
2021	2,394	22.10	22.10	52,904	—	1.45	1.45	25.28	25.28
2020	—	17.64	23.19	—	—	0.25	1.45	12.21	13.51
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
2018	7,764	12.49	16.03	122,967	1.15	0.25	1.45	(11.67)	(10.60)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Putnam VT Small Cap Growth
2022	2,685	12.98	17.17	46,084	—	0.25	1.45	(31.29)	(30.57)
2021	1,850	18.89	18.89	34,946	—	1.45	1.45	8.94	8.94
2020	1,802	17.34	22.78	31,252	—	0.25	1.45	41.90	43.63
2019	1,755	12.22	15.86	21,438	—	0.25	1.45	31.54	33.05
2018	1,709	9.29	11.92	15,881	—	0.25	1.45	(17.64)	(16.59)
Putnam VT Small Cap Value
2022	53,548	12.45	12.45	667,247	0.00	0.75	0.75	(16.22)	(16.22)
2021	99,518	14.86	14.86	1,479,056	0.01	0.75	0.75	34.85	34.85
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
2018	37,155	9.20	9.20	342,060	0.34	0.75	0.75	(22.88)	(22.88)
Redwood Managed Volatility
2022	6,053	9.55	10.29	57,861	0.02	0.25	1.45	(11.41)	(10.52)
2021	46,591	10.78	11.50	521,698	0.02	0.25	1.45	(1.82)	(0.61)
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
2018	284,065	10.01	10.40	2,853,427	7.53	0.25	1.45	(7.14)	(5.97)
Royce Micro-Cap
2022	276,853	9.66	11.79	3,244,212	—	0.75	1.35	(25.75)	(25.24)
2021	310,369	13.01	15.77	4,864,577	—	0.75	1.35	24.50	25.16
2020	319,251	10.45	12.60	3,996,511	—	0.75	1.35	18.48	19.21
2019	394,530	8.82	10.57	4,148,364	—	0.75	1.35	14.40	15.14
2018	518,643	7.71	9.18	4,645,697	—	0.75	1.35	(12.88)	(12.40)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Royce Small-Cap Opportunity (a)
2022	197,566	16.95	17.51	3,461,746	—	0.90	1.10	(20.61)	(20.45)
2021	160,613	21.35	22.01	3,537,576	—	0.90	1.10	25.22	25.41
2020	178,959	16.69	17.55	3,141,719	—	0.90	1.25	20.94	21.45
2019	173,507	13.80	14.45	2,506,615	—	0.90	1.25	22.45	22.87
2018	149,633	11.27	11.76	1,757,371	—	0.90	1.25	(23.44)	(23.19)
Royce Small-Cap Value
2022	89,641	10.96	11.32	1,014,527	0.00	0.90	1.10	(13.70)	(13.52)
2021	91,283	12.70	13.09	1,194,186	—	0.90	1.10	23.06	23.37
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68
2018	133,833	9.95	10.38	1,388,227	0.16	0.90	1.25	(11.00)	(10.75)
Rydex VIF Banking
2022	114,961	5.05	10.68	650,514	0.01	0.25	1.45	(20.42)	(19.59)
2021	142,378	6.28	13.42	1,024,928	0.01	0.25	1.45	27.69	29.22
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
2018	229,450	4.43	9.78	1,178,828	0.71	0.25	1.45	(22.75)	(21.72)
Rydex VIF Basic Materials
2022	91,354	12.54	13.23	1,381,255	0.01	0.25	1.45	(13.46)	(12.56)
2021	95,120	14.49	15.13	1,667,542	0.01	0.25	1.45	17.61	19.04
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
2019	131,322	10.76	13.34	1,671,521	—	0.25	1.45	16.20	17.52
2018	163,068	9.26	11.47	1,796,682	0.40	0.25	1.45	(21.06)	(20.08)
Rydex VIF Biotechnology
2022	105,529	13.08	27.73	1,807,507	—	0.25	1.45	(16.90)	(16.07)
2021	276,728	15.74	33.04	5,566,699	—	0.25	1.45	(3.02)	(1.84)
2020	151,300	16.23	34.59	3,285,750	—	0.25	1.45	16.01	17.41
2019	168,722	13.99	29.46	2,928,424	—	0.25	1.45	19.27	20.69
2018	201,971	11.73	24.41	3,041,286	—	0.25	1.45	(13.43)	(12.32)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Commodities Strategy
2022	630,606	2.95	4.20	1,226,035	0.05	0.25	1.45	17.98	18.95
2021	1,052,906	2.48	3.56	1,702,159	—	0.25	1.45	33.33	35.52
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
2018	300,912	1.45	3.28	460,996	4.81	0.25	1.45	(18.99)	(17.82)
Rydex VIF Consumer Products
2022	135,811	12.32	19.34	2,280,026	0.01	0.25	1.45	(5.01)	(4.07)
2021	59,497	12.97	20.16	1,278,501	0.01	0.25	1.45	5.79	7.06
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42
2018	111,887	10.19	17.23	1,723,283	0.72	0.25	1.45	(15.92)	(14.91)
Rydex VIF Dow 2x Strategy (d)
2022	41,196	25.32	27.95	1,207,082	—	0.25	1.45	(23.76)	(23.00)
2021	34,847	33.21	36.30	1,344,915	—	0.25	1.45	34.51	36.11
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
2018	104,161	18.00	21.18	2,122,376	0.17	0.25	1.45	(18.00)	(16.99)
Rydex VIF Electronics
2022	49,066	24.18	30.08	511,946	—	0.25	1.45	(35.49)	(34.82)
2021	93,411	37.10	46.63	1,867,820	—	0.25	1.45	32.25	33.84
2020	77,765	12.18	35.26	1,044,289	—	0.25	1.45	49.15	50.98
2019	102,943	8.15	23.64	939,847	—	0.25	1.45	52.32	54.17
2018	96,754	5.34	15.52	519,422	—	0.25	1.45	(16.51)	(15.47)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Energy
2022	538,965	5.86	7.02	3,730,893	0.01	0.25	1.45	42.23	43.56
2021	786,136	4.12	4.89	4,274,046	0.01	0.25	1.45	44.06	45.54
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
2018	220,407	4.46	6.33	1,354,441	0.68	0.25	1.45	(28.64)	(27.92)
Rydex VIF Energy Services
2022	237,270	1.91	2.29	502,130	—	0.25	1.45	36.43	37.95
2021	2,867,125	1.40	1.66	4,540,805	0.00	0.25	1.45	12.00	13.70
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)
2019	155,061	2.08	2.47	354,332	—	0.25	1.45	(4.59)	(3.14)
2018	442,518	2.18	2.55	1,073,955	3.73	0.25	1.45	(48.09)	(47.42)
Rydex VIF Europe 1.25x Strategy (d)
2022	85,247	4.84	5.70	483,712	—	0.25	1.30	(16.67)	(15.97)
2021	92,715	5.76	6.84	631,917	0.00	0.25	1.30	13.81	14.97
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36
2018	128,469	4.17	7.36	632,660	0.31	0.25	1.45	(22.53)	(21.51)
Rydex VIF Financial Services
2022	95,845	7.90	12.54	786,254	0.01	0.25	1.45	(21.53)	(20.68)
2021	135,833	9.96	15.98	1,457,108	0.00	0.25	1.45	29.39	30.88
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
2018	150,086	6.37	10.55	1,030,977	0.93	0.25	1.45	(16.14)	(15.10)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Government Long Bond 1.2x Strategy (d)
2022	109,302	6.38	8.61	806,429	0.02	0.25	1.45	(43.29)	(42.71)
2021	103,030	11.25	15.03	1,330,663	0.00	0.25	1.45	(11.56)	(10.43)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
2018	79,270	9.76	12.92	928,989	1.41	0.25	1.45	(9.46)	(8.30)
Rydex VIF Health Care
2022	136,008	16.42	23.12	2,633,261	—	0.25	1.45	(15.67)	(14.81)
2021	146,426	19.47	27.89	3,365,479	—	0.25	1.45	13.73	15.06
2020	230,876	17.12	24.24	4,790,332	—	0.25	1.45	13.45	14.83
2019	199,804	15.09	21.11	3,489,312	—	0.25	1.45	17.25	18.66
2018	302,174	12.87	17.79	4,518,730	—	0.25	1.45	(3.16)	(1.98)
Rydex VIF High Yield Strategy
2022	2,088	8.72	9.39	19,624	0.00	0.25	1.45	(15.18)	(14.32)
2021	25,526	10.28	10.96	263,738	—	0.25	1.45	(2.74)	(1.62)
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
2018	18,890	10.20	10.59	194,521	1.57	0.25	1.45	(5.20)	(3.99)
Rydex VIF Internet
2022	53,964	12.80	17.06	489,439	—	0.25	1.45	(47.15)	(46.59)
2021	58,881	24.22	31.94	1,005,185	—	0.25	1.45	(8.81)	(7.71)
2020	170,773	18.40	35.56	3,191,204	—	0.25	1.45	53.26	55.08
2019	189,172	11.99	22.93	2,320,006	—	0.25	1.45	19.93	21.45
2018	201,737	9.97	18.88	2,076,324	—	0.25	1.45	(7.43)	(6.30)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse Dow 2x Strategy (d)
2022	2,061,289	0.08	0.40	238,147	—	0.25	1.45	—	—
2021	1,587,714	0.08	0.40	194,319	—	0.25	1.45	(42.86)	(33.33)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
2019	952,719	0.13	1.25	126,744	—	0.25	1.45	(38.73)	(36.84)
2018	1,418,568	0.21	2.04	289,726	—	0.25	1.45	(4.55)	(2.56)
Rydex VIF Inverse Government Long Bond Strategy (d)
2022	199,955	1.40	2.06	301,084	—	0.25	1.30	40.00	42.07
2021	189,081	1.45	3.36	198,966	—	0.25	1.45	(3.45)	(2.68)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)
2019	232,363	1.36	4.61	363,389	—	0.25	1.45	(17.07)	(15.97)
2018	361,018	1.64	5.55	676,145	—	0.25	1.45	(0.89)	0.43
Rydex VIF Inverse Mid-Cap Strategy (d)
2022	46,934	0.70	2.00	23,403	—	0.25	1.45	4.71	6.06
2021	9,706	0.39	1.91	7,693	—	1.30	1.45	(27.78)	(26.54)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
2018	12,383	0.98	4.75	12,075	—	0.25	1.45	6.03	7.24
Rydex VIF Inverse NASDAQ-100® Strategy (d)
2022	1,413,105	0.23	0.41	361,704	—	0.25	1.30	27.78	32.26
2021	2,243,409	0.31	0.90	642,830	—	0.25	1.45	(29.55)	(28.00)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
2018	181,691	0.61	3.09	114,538	—	0.25	1.45	(7.58)	(5.41)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse Russell 2000® Strategy (d)
2022	205,917	0.40	0.71	99,104	—	0.25	1.30	11.11	12.70
2021	202,113	0.36	0.63	72,241	—	0.25	1.30	(21.74)	(21.25)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)
2018	74,550	0.91	4.79	90,188	—	0.25	1.45	6.21	7.43
Rydex VIF Inverse S&P 500 Strategy (d)
2022	383,265	0.86	1.84	217,190	—	0.25	1.45	11.52	13.16
2021	283,805	0.76	1.65	126,184	—	0.25	1.45	(27.63)	(26.92)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
2018	123,788	1.03	4.31	176,961	—	0.25	1.45	(0.96)	0.52
Rydex VIF Japan 2x Strategy (d)
2022	25,670	7.26	7.26	186,867	—	1.30	1.30	(45.37)	(45.37)
2021	27,008	13.29	13.73	359,890	—	0.25	1.30	(17.76)	(16.84)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
2018	47,665	9.02	9.98	431,332	—	0.25	1.45	(26.29)	(25.42)
Rydex VIF Leisure
2022	32,914	10.55	12.40	345,927	—	0.25	1.45	(30.55)	(29.86)
2021	27,447	15.19	17.68	415,461	—	0.25	1.45	(3.49)	(2.27)
2020	30,030	15.61	18.59	471,072	—	0.25	1.45	15.74	17.14
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
2018	50,599	10.88	12.68	552,940	0.38	0.25	1.45	(17.23)	(16.25)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Mid-Cap 1.5x Strategy (d)
2022	21,125	15.92	20.18	568,546	—	0.25	1.45	(26.40)	(25.62)
2021	25,056	21.63	27.13	918,845	—	0.25	1.45	29.37	30.94
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
2018	94,476	12.13	20.74	1,693,603	0.16	0.25	1.45	(22.94)	(21.99)
Rydex VIF Money Market (c)
2022	14,955,706	6.21	6.71	82,374,985	0.01	0.25	1.45	(3.45)	(2.51)
2021	8,979,830	4.73	6.37	50,323,078	—	0.25	1.30	(4.40)	(3.19)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)
2018	12,318,299	5.33	7.87	78,108,112	0.45	0.25	1.45	(3.91)	(2.59)
Rydex VIF NASDAQ-100®
2022	156,276	21.75	31.10	3,626,879	—	0.25	1.45	(36.87)	(36.22)
2021	302,589	36.98	48.76	11,188,514	—	0.25	1.30	20.03	21.51
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
2018	303,427	15.81	22.18	5,121,966	—	0.25	1.45	(6.12)	(4.97)
Rydex VIF NASDAQ-100® 2x Strategy (d)
2022	86,551	47.28	70.62	3,463,744	—	0.25	1.45	(62.65)	(62.27)
2021	99,699	126.57	187.16	10,660,065	—	0.25	1.45	46.75	48.53
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
2018	511,277	20.41	40.97	10,921,698	—	0.25	1.45	(13.28)	(12.23)

(c)	Liquidation. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Nova (d)
2022	91,113	21.12	21.44	1,676,812	0.00	0.25	1.45	(33.16)	(32.47)
2021	118,482	31.60	31.75	3,263,113	0.00	0.25	1.45	36.03	37.62
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
2018	153,171	12.28	14.59	1,932,670	0.19	0.25	1.45	(14.28)	(13.20)
Rydex VIF Precious Metals
2022	403,708	5.09	8.80	3,276,447	0.01	0.25	1.45	(14.73)	(13.87)
2021	346,472	5.91	10.32	3,737,032	0.04	0.25	1.45	(13.13)	(12.05)
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13
2019	457,383	5.18	9.86	4,255,233	—	0.25	1.45	45.44	47.16
2018	415,057	3.52	6.77	2,730,591	4.73	0.25	1.45	(20.30)	(19.24)
Rydex VIF Real Estate
2022	118,849	7.71	9.14	1,476,766	0.01	0.25	1.45	(30.39)	(29.65)
2021	152,454	10.96	13.13	2,704,693	0.01	0.25	1.45	28.22	29.70
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51
2018	244,278	7.72	13.66	2,970,457	1.05	0.25	1.45	(11.41)	(10.33)
Rydex VIF Retailing
2022	27,963	12.33	16.96	441,522	—	0.25	1.45	(29.54)	(28.86)
2021	22,871	17.50	23.84	544,117	—	0.25	1.45	6.84	8.17
2020	52,322	16.38	22.65	1,142,121	—	0.25	1.45	37.42	39.04
2019	56,056	11.92	16.29	817,853	—	0.25	1.45	19.08	20.49
2018	66,547	10.01	13.52	880,385	0.01	0.25	1.45	(7.49)	(6.31)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Russell 2000® 1.5x Strategy (d)
2022	29,856	12.42	15.64	468,356	—	0.25	1.30	(36.24)	(35.55)
2021	76,123	19.27	24.53	1,868,089	0.00	0.25	1.30	13.99	15.18
2020	66,840	16.27	21.52	1,379,767	—	0.25	1.45	14.74	16.15
2019	42,450	14.18	18.72	789,623	—	0.25	1.45	29.50	31.09
2018	56,858	10.95	14.43	774,642	—	0.25	1.45	(23.10)	(22.14)
Rydex VIF Russell 2000® 2x Strategy (d)
2022	42,963	9.52	11.81	376,066	—	0.25	1.45	(45.40)	(44.84)
2021	65,167	17.26	21.63	1,029,256	—	0.25	1.45	20.37	21.81
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
2018	128,941	8.32	11.40	1,103,418	—	0.25	1.45	(29.41)	(28.61)
Rydex VIF S&P 500 2x Strategy (d)
2022	87,157	23.17	26.07	1,868,130	—	0.25	1.45	(42.25)	(41.67)
2021	198,666	39.72	45.14	7,567,670	—	0.25	1.45	51.43	53.24
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
2019	213,905	21.01	26.41	4,699,334	—	0.25	1.45	55.44	57.39
2018	240,815	13.50	16.99	3,454,861	0.05	0.25	1.45	(19.10)	(18.13)
Rydex VIF S&P 500 Pure Growth
2022	164,076	15.15	21.19	2,993,418	—	0.25	1.45	(31.29)	(30.62)
2021	285,393	22.05	30.54	7,503,372	—	0.25	1.45	22.03	23.49
2020	183,767	18.07	25.41	3,928,105	—	0.25	1.45	21.77	23.23
2019	296,824	14.84	20.62	5,194,166	—	0.25	1.45	21.04	22.59
2018	371,996	12.26	16.82	5,400,259	—	0.25	1.45	(9.72)	(8.69)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF S&P 500 Pure Value
2022	464,490	12.85	14.86	6,978,675	0.01	0.25	1.45	(6.55)	(5.65)
2021	416,862	13.75	15.75	6,896,493	0.01	0.25	1.45	26.49	28.15
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
2018	485,520	10.78	13.21	6,322,659	0.52	0.25	1.45	(17.08)	(16.12)
Rydex VIF S&P MidCap 400 Pure Growth
2022	80,875	10.19	16.96	1,352,697	—	0.25	1.45	(25.84)	(25.09)
2021	104,826	13.74	22.64	2,282,191	—	0.25	1.45	7.34	8.64
2020	173,286	12.80	21.42	3,129,376	—	0.25	1.45	24.76	26.30
2019	139,027	10.26	16.96	2,317,075	—	0.25	1.45	10.44	11.73
2018	180,111	9.29	15.30	2,725,305	—	0.25	1.45	(18.58)	(17.54)
Rydex VIF S&P MidCap 400 Pure Value
2022	169,877	13.25	15.32	2,688,160	0.01	0.25	1.45	(9.12)	(8.26)
2021	175,582	14.58	16.70	3,054,010	0.00	0.25	1.45	25.58	27.09
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
2019	97,075	11.31	14.95	1,396,528	—	0.25	1.45	17.08	18.52
2018	89,567	9.66	12.74	1,122,304	—	0.25	1.45	(22.47)	(21.55)
Rydex VIF S&P SmallCap 600 Pure Growth
2022	77,560	10.36	14.00	1,103,897	—	0.25	1.45	(32.81)	(32.14)
2021	102,576	15.42	20.63	2,110,510	—	0.25	1.45	13.97	15.38
2020	164,386	13.53	18.76	2,816,483	—	0.25	1.45	10.72	12.01
2019	114,122	12.22	16.92	1,882,305	—	0.25	1.45	7.67	8.97
2018	200,950	11.35	15.69	3,105,745	—	0.25	1.45	(13.03)	(11.94)
Rydex VIF S&P SmallCap 600 Pure Value
2022	109,464	10.17	11.19	1,356,106	—	0.25	1.45	(12.02)	(11.12)
2021	347,046	11.56	12.59	4,904,922	—	0.25	1.45	37.13	38.81
2020	232,363	8.43	10.49	2,416,477	—	0.25	1.45	(10.03)	(8.98)
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76
2018	124,431	8.12	10.08	1,237,373	—	0.25	1.45	(24.04)	(23.07)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Strengthening Dollar 2x Strategy (d)
2022	90,582	5.83	9.51	639,137	—	0.25	1.45	10.84	11.90
2021	109,223	5.21	8.58	644,558	—	0.25	1.45	6.19	7.64
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
2018	108,982	4.54	9.82	494,924	—	0.25	1.45	6.97	8.24
Rydex VIF Technology
2022	178,425	19.91	21.09	2,245,158	—	0.25	1.45	(38.89)	(38.28)
2021	191,170	32.58	34.17	3,900,452	—	0.25	1.45	15.25	16.66
2020	263,530	16.89	30.10	4,803,474	—	0.25	1.45	42.71	44.50
2019	323,722	11.82	20.83	4,179,299	—	0.25	1.45	33.67	35.26
2018	316,032	8.83	15.40	2,926,094	—	0.25	1.45	(5.79)	(4.64)
Rydex VIF Telecommunications
2022	99,832	4.13	8.04	468,633	0.00	1.30	1.45	(28.98)	(28.92)
2021	111,541	8.29	11.32	649,455	0.01	0.25	1.45	4.24	5.47
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
2019	124,740	5.31	10.37	691,507	—	0.25	1.45	8.25	9.64
2018	128,999	4.90	9.58	656,865	0.74	0.25	1.45	(9.37)	(8.31)
Rydex VIF Transportation
2022	27,355	12.40	13.91	383,353	—	0.25	1.45	(37.72)	(37.12)
2021	22,277	19.91	22.12	527,550	—	0.25	1.45	16.91	18.29
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
2019	21,410	12.67	15.20	321,919	—	0.25	1.45	16.99	18.36
2018	36,766	10.83	12.98	451,418	—	0.25	1.45	(23.57)	(22.63)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Utilities
2022	326,043	12.91	15.15	3,426,892	0.01	0.25	1.45	(3.15)	(2.13)
2021	313,209	13.33	15.48	3,597,117	0.01	0.25	1.45	9.53	10.81
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18
2018	406,727	8.87	13.57	3,860,800	1.20	0.25	1.45	(0.67)	0.44
Rydex VIF Weakening Dollar 2x Strategy (d)
2022	40,856	2.54	2.69	104,450	—	0.25	1.30	(22.09)	(21.11)
2021	32,517	3.26	3.41	105,901	—	0.25	1.30	(17.47)	(16.63)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
2018	49,675	4.13	5.23	204,976	—	0.25	1.45	(15.37)	(14.51)
T. Rowe Price Blue Chip Growth
2022	79,959	16.31	22.19	1,590,798	—	0.25	1.45	(41.20)	(40.60)
2021	94,712	27.74	37.36	3,146,850	—	0.25	1.45	12.22	13.56
2020	91,300	24.72	33.52	2,695,743	—	0.25	1.45	28.08	29.62
2019	122,095	19.30	25.86	2,806,288	—	0.25	1.45	23.96	25.47
2018	134,712	15.57	20.61	2,456,867	—	0.25	1.45	(2.81)	(1.62)
T. Rowe Price Capital Appreciation
2022	343,813	18.64	19.73	6,763,846	0.01	0.90	1.25	(15.81)	(15.50)
2021	352,417	22.14	23.35	8,217,281	0.01	0.90	1.25	13.31	13.68
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
2018	460,243	14.55	15.18	6,969,674	1.95	0.90	1.25	(3.77)	(3.50)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Equity Income
2022	63,126	13.56	17.90	1,084,192	0.02	0.25	1.45	(7.57)	(6.67)
2021	44,620	14.67	19.18	771,928	0.01	0.25	1.45	19.76	21.24
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
2018	36,036	10.53	13.52	440,772	1.39	0.25	1.45	(13.62)	(12.61)
T. Rowe Price Growth Stock
2022	255,114	17.64	18.22	4,646,088	—	0.90	1.10	(42.82)	(42.70)
2021	263,315	30.85	31.80	8,378,228	—	0.90	1.10	14.60	14.80
2020	293,148	26.35	27.70	8,121,311	—	0.90	1.25	30.51	30.97
2019	325,359	20.19	21.15	6,879,144	—	0.90	1.25	24.71	25.15
2018	350,085	16.19	16.90	5,910,162	—	0.90	1.25	(5.65)	(5.32)
T. Rowe Price Health Sciences
2022	592,832	21.14	35.66	11,825,610	—	0.25	1.45	(16.31)	(15.46)
2021	621,727	25.26	42.18	14,793,088	—	0.25	1.45	7.90	9.22
2020	598,624	21.19	39.35	12,995,970	—	0.25	1.45	23.60	25.12
2019	534,442	17.02	31.45	9,452,204	—	0.25	1.45	23.07	24.51
2018	517,167	13.73	25.26	7,368,834	—	0.25	1.45	(3.57)	(2.36)
T. Rowe Price Limited-Term Bond
2022	8,193	7.04	7.38	59,209	0.02	0.25	1.45	(8.69)	(7.75)
2021	12,780	7.71	8.00	100,761	0.01	0.25	1.45	(4.46)	(3.38)
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
2018	21,356	8.12	8.28	173,840	1.36	0.25	1.45	(3.45)	(2.24)
T. Rowe Price Retirement 2010
2022	143	10.62	10.62	1,516	0.02	0.90	0.90	(17.67)	(17.67)
2021	139	12.90	12.90	1,784	0.01	0.90	0.90	4.03	4.03
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
2018	128	10.42	10.42	1,332	1.68	0.90	0.90	(7.71)	(7.71)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2015
2022	12,642	11.37	11.37	143,743	0.02	0.90	0.90	(17.85)	(17.85)
2021	12,866	13.84	13.84	178,104	0.01	0.90	0.90	4.85	4.85
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
2018	1,965	10.91	10.91	21,417	1.60	0.90	0.90	(8.32)	(8.32)
T. Rowe Price Retirement 2020
2022	9,340	12.18	12.18	113,727	0.02	0.90	0.90	(18.36)	(18.36)
2021	9,032	14.92	14.92	134,698	0.01	0.90	0.90	5.74	5.74
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11
2018	6,988	11.41	11.41	79,666	1.01	0.90	0.90	(9.01)	(9.01)
T. Rowe Price Retirement 2025
2022	4,545	12.99	12.99	59,109	0.01	0.90	0.90	(19.32)	(19.32)
2021	4,546	16.10	16.10	73,217	0.01	0.90	0.90	7.05	7.05
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
2018	5,905	11.83	11.83	69,903	1.10	0.90	0.90	(9.83)	(9.83)
T. Rowe Price Retirement 2030
2022	19,389	13.71	13.71	265,934	0.01	0.90	0.90	(20.61)	(20.61)
2021	15,963	17.27	17.27	275,657	0.01	0.90	0.90	8.68	8.68
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
2018	8,524	12.22	12.22	104,193	1.84	0.90	0.90	(10.34)	(10.34)
T. Rowe Price Retirement 2035
2022	4,063	14.29	14.29	58,096	0.01	0.90	0.90	(21.57)	(21.57)
2021	5,261	18.22	18.22	95,888	0.00	0.90	0.90	10.09	10.09
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
2018	2,109	12.48	12.48	26,321	1.15	0.90	0.90	(10.98)	(10.98)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2040
2022	4,496	14.76	14.76	66,391	0.01	0.90	0.90	(22.36)	(22.36)
2021	3,884	19.01	19.01	73,861	0.00	0.90	0.90	11.30	11.30
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
2018	8,532	12.66	12.66	108,067	0.93	0.90	0.90	(11.28)	(11.28)
T. Rowe Price Retirement 2045
2022	435	14.99	14.99	6,525	0.01	0.90	0.90	(22.61)	(22.61)
2021	264	19.37	19.37	5,111	0.00	0.90	0.90	12.16	12.16
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95
2018	—	12.68	12.68	—	—	0.90	0.90	(11.58)	(11.58)
T. Rowe Price Retirement 2050
2022	21	15.00	15.00	321	0.01	0.90	0.90	(22.64)	(22.64)
2021	5	19.39	19.39	105	—	0.90	0.90	12.41	12.41
2020	—	17.25	17.25	—	—	0.90	0.90	13.49	13.49
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
2018	126	12.68	12.68	1,600	1.60	0.90	0.90	(11.51)	(11.51)
T. Rowe Price Retirement 2055
2022	2,612	14.96	14.96	39,075	0.01	0.90	0.90	(22.69)	(22.69)
2021	2,483	19.35	19.35	48,052	0.00	0.90	0.90	12.30	12.30
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
2018	2,450	12.67	12.67	31,037	0.81	0.90	0.90	(11.58)	(11.58)
T. Rowe Price Retirement Balanced
2022	13,922	10.01	10.01	139,424	0.03	0.90	0.90	(16.79)	(16.79)
2021	18,964	12.03	12.03	228,287	0.02	0.90	0.90	3.71	3.71
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
2018	14,319	9.86	9.86	141,187	0.89	0.90	0.90	(7.50)	(7.50)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Templeton Developing Markets VIP Fund
2022	503,940	13.65	15.69	5,591,175	0.02	0.25	1.45	(25.39)	(24.50)
2021	582,580	18.08	21.03	8,749,873	0.01	0.25	1.45	(9.86)	(8.73)
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
2018	290,225	8.37	17.18	3,965,864	0.75	0.25	1.45	(19.52)	(18.50)
Templeton Foreign VIP Fund
2022	490,692	7.56	12.42	3,876,550	0.03	0.25	1.45	(11.68)	(10.52)
2021	532,568	8.01	13.56	4,744,177	0.01	0.25	1.45	(0.37)	0.82
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93
2018	269,291	7.91	13.21	2,585,738	2.71	0.25	1.45	(19.14)	(18.15)
Templeton Global Bond VIP Fund
2022	115,003	6.12	6.99	757,221	—	0.25	1.45	(8.79)	(7.91)
2021	147,559	6.71	7.45	1,060,716	—	0.25	1.45	(9.20)	(8.02)
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
2018	255,852	8.36	9.12	2,244,653	—	0.25	1.45	(2.56)	(1.30)
Templeton Growth VIP Fund
2022	414	8.56	8.56	3,545	0.00	1.45	1.45	(15.16)	(15.16)
2021	403	10.09	10.09	4,064	0.01	1.45	1.45	0.30	0.30
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
2018	368	9.02	10.74	3,323	2.09	0.25	1.45	(18.59)	(17.57)
Third Avenue Value
2022	57,455	10.45	10.45	600,789	0.00	1.45	1.45	11.29	11.29
2021	2,424	9.39	9.39	22,774	0.01	1.45	1.45	16.65	16.65
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
2018	1,992	8.01	8.58	15,964	2.03	0.25	1.45	(23.86)	(22.84)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
TOPS® Aggressive Growth ETF
2022	—	10.82	10.82	—	—	1.45	1.45	(19.61)	(19.61)
2021	25,530	13.46	13.46	343,684	0.01	1.45	1.45	13.97	13.97
2020	—	11.81	12.30	—	—	0.25	1.45	7.36	8.66
2019	—	11.00	11.32	—	—	0.25	1.45	18.66	20.17
2018	—	9.27	9.42	—	—	0.25	1.45	(14.17)	(13.10)
TOPS® Balanced ETF
2022	57,409	9.99	9.99	573,171	0.02	0.25	0.25	(14.18)	(14.18)
2021	14,845	11.64	11.64	172,797	—	0.25	0.25	5.82	5.82
2020	—	10.63	11.07	—	—	0.25	1.45	3.40	4.63
2019	—	10.28	10.58	—	—	0.25	1.45	10.78	12.08
2018	—	9.28	9.44	—	—	0.25	1.45	(9.99)	(8.79)
TOPS® Conservative ETF
2022	68,324	9.07	9.60	655,829	0.00	0.25	1.45	(12.87)	(12.01)
2021	420,872	10.41	10.91	4,405,671	0.02	0.25	1.45	1.66	2.83
2020	50,008	10.24	10.67	530,413	—	0.25	1.45	1.99	3.29
2019	—	10.04	10.33	—	—	0.25	1.45	6.47	7.72
2018	—	9.43	9.59	—	—	0.25	1.45	(6.82)	(5.70)
TOPS® Growth ETF
2022	23,504	10.44	11.05	259,673	0.01	0.25	1.45	(18.44)	(17.66)
2021	49,986	12.80	13.42	648,162	0.00	0.25	1.45	11.21	12.58
2020	—	11.51	11.99	—	—	0.25	1.45	6.48	7.82
2019	—	10.81	11.12	—	—	0.25	1.45	16.36	17.80
2018	—	9.29	9.44	—	—	0.25	1.45	(12.85)	(11.86)
TOPS® Managed Risk Balanced ETF
2022	—	7.30	7.30	—	—	0.25	0.25	(33.82)	(33.82)
2021	—	10.53	11.10	—	—	0.25	1.45	3.34	4.62
2020	—	10.19	10.61	—	—	0.25	1.45	0.99	2.12
2019	—	10.09	10.39	—	—	0.25	1.45	8.61	9.95
2018	—	9.29	9.45	—	—	0.25	1.45	(9.81)	(8.70)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
TOPS® Managed Risk Moderate Growth ETF
2022	—	9.18	9.18	—	—	1.45	1.45	(16.47)	(16.47)
2021	47,434	10.99	10.99	521,199	0.02	1.25	1.25	5.88	5.88
2020	—	10.38	10.82	—	—	0.25	1.45	0.87	2.17
2019	—	10.29	10.59	—	—	0.25	1.45	10.17	11.47
2018	—	9.34	9.50	—	—	0.25	1.45	(10.88)	(9.70)
TOPS® Moderate Growth ETF
2022	60,858	10.61	10.61	645,671	0.03	0.25	0.25	(15.86)	(15.86)
2021	—	12.03	12.69	—	—	0.25	1.45	7.60	9.02
2020	—	11.18	11.64	—	—	0.25	1.45	5.47	6.69
2019	—	10.60	10.91	—	—	0.25	1.45	13.37	14.72
2018	—	9.35	9.51	—	—	0.25	1.45	(10.61)	(9.51)
VanEck VIP Global Gold
2022	22,569	8.01	8.35	185,133	—	0.25	1.45	(16.92)	(16.13)
2021	19,870	9.55	10.05	196,388	0.12	0.25	1.45	(17.76)	(16.81)
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
2019	22,239	8.56	9.22	204,382	—	0.25	1.45	32.66	34.37
2018	22,464	6.39	6.95	156,082	2.99	0.25	1.45	(20.21)	(19.35)
VanEck VIP Global Resources
2022	91,297	5.33	6.69	504,114	0.02	0.25	1.45	3.56	4.72
2021	20,720	5.09	6.46	124,830	0.00	0.25	1.45	13.53	14.90
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01
2019	19,680	3.86	5.00	94,280	—	0.25	1.45	6.61	7.97
2018	20,805	3.58	4.69	92,578	—	0.25	1.45	(31.53)	(30.67)
Vanguard® VIF Balanced
2022	181,747	11.84	12.96	2,320,159	0.02	0.25	1.85	(18.18)	(17.03)
2021	205,408	14.47	15.62	3,152,836	0.01	0.25	1.85	13.40	15.19
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
2018	49,218	10.38	10.78	523,334	13.39	0.65	1.85	(7.98)	(6.83)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Capital Growth
2022	76,363	15.07	16.49	1,233,196	0.01	0.25	1.85	(19.28)	(18.20)
2021	67,802	18.67	20.16	1,311,086	0.01	0.25	1.85	15.75	17.69
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
2018	30,392	11.96	12.42	364,781	0.90	0.65	1.85	(5.90)	(4.75)
Vanguard® VIF Conservative Allocation
2022	644,903	9.33	10.21	6,273,187	0.02	0.25	1.85	(18.73)	(17.59)
2021	583,293	11.48	12.39	6,875,828	0.02	0.25	1.85	0.97	2.57
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03
2018	53,425	9.68	10.06	518,882	2.99	0.65	1.85	(7.63)	(6.42)
Vanguard® VIF Diversified Value
2022	95,380	13.01	14.38	1,350,005	0.01	0.25	1.85	(15.52)	(14.30)
2021	50,133	15.40	16.62	826,973	0.01	0.25	1.85	24.29	26.29
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
2018	23,329	9.72	10.09	227,996	2.79	0.65	1.85	(13.45)	(12.41)
Vanguard® VIF Equity Income
2022	186,703	14.25	15.60	2,888,853	0.02	0.25	1.85	(5.19)	(3.82)
2021	115,229	15.03	16.22	1,844,856	0.02	0.25	1.85	19.38	21.32
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
2018	77,330	10.80	11.22	854,005	1.52	0.65	1.85	(10.45)	(9.30)
Vanguard® VIF Equity Index
2022	395,088	14.71	16.10	6,333,751	0.01	0.25	1.85	(21.92)	(20.81)
2021	245,632	18.84	20.33	4,968,973	0.01	0.25	1.85	22.50	24.42
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
2018	5,748	10.93	11.35	64,422	—	0.65	1.85	(8.99)	(7.87)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Global Bond Index
2022	140,583	8.47	8.47	1,190,887	0.02	0.25	0.25	(15.97)	(15.97)
2021	59,734	10.08	10.08	601,922	0.02	0.25	0.25	(4.91)	(4.91)
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
2019	—	10.18	10.30	—	—	0.25	1.85	1.80	3.00
Vanguard® VIF Growth
2022	110,991	13.73	15.03	1,659,794	—	0.25	1.85	(36.38)	(35.47)
2021	69,389	21.58	23.29	1,598,527	0.00	0.25	1.85	12.28	14.05
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50
2018	7,835	11.06	11.49	86,947	0.34	0.65	1.85	(4.57)	(3.45)
Vanguard® VIF High Yield Bond
2022	125,760	9.26	10.14	1,268,891	0.03	0.25	1.85	(13.54)	(12.28)
2021	105,111	10.71	11.56	1,208,776	0.05	0.25	1.85	(1.20)	0.35
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
2018	45,030	9.78	10.15	453,510	5.25	0.65	1.85	(7.30)	(6.28)
Vanguard® VIF International
2022	297,875	12.48	13.66	4,066,260	0.01	0.25	1.85	(33.26)	(32.31)
2021	281,760	18.70	20.18	5,683,100	0.00	0.25	1.85	(6.22)	(4.72)
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
2018	83,700	10.63	11.04	914,398	0.56	0.65	1.85	(16.76)	(15.73)
Vanguard® VIF Mid-Cap Index
2022	340,826	12.97	14.20	4,677,611	0.01	0.25	1.85	(22.52)	(21.42)
2021	277,347	16.74	18.07	4,827,809	0.01	0.25	1.85	18.47	20.39
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
2018	23,079	10.08	10.47	239,540	2.47	0.65	1.85	(13.62)	(12.60)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Moderate Allocation
2022	805,102	10.30	11.27	8,956,922	0.02	0.25	1.85	(19.72)	(18.63)
2021	436,212	12.83	13.85	5,869,009	0.02	0.25	1.65	4.82	6.54
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
2018	69,190	9.92	10.30	701,714	2.03	0.65	1.85	(9.49)	(8.36)
Vanguard® VIF Real Estate Index
2022	180,052	9.83	10.76	1,927,120	0.01	0.25	1.85	(29.63)	(28.65)
2021	98,657	13.97	15.08	1,480,447	0.01	0.25	1.85	33.56	35.73
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67
2018	3,798	9.41	9.77	35,948	2.32	0.65	1.85	(9.78)	(8.69)
Vanguard® VIF Short Term Investment Grade
2022	847,032	7.83	8.57	7,236,472	0.02	0.25	1.85	(10.00)	(8.73)
2021	622,758	8.70	9.39	5,829,899	0.01	0.25	1.85	(5.13)	(3.59)
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
2018	103,551	9.07	9.41	967,505	0.96	0.65	1.85	(3.72)	(2.59)
Vanguard® VIF Small Company Growth (d)
2022	16,761	13.39	13.39	224,335	0.00	0.25	0.25	(27.70)	(27.70)
2021	17,036	18.52	18.52	315,474	0.00	0.25	0.25	10.57	10.57
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
2018	36,465	11.02	11.44	414,290	0.32	0.65	1.85	(11.63)	(10.63)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Total Bond Market Index
2022	1,374,916	7.46	8.17	11,168,900	0.02	0.25	1.85	(17.20)	(15.95)
2021	1,193,149	9.01	9.72	11,527,976	0.02	0.25	1.85	(6.34)	(4.89)
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
2018	190,057	9.07	9.42	1,778,827	1.94	0.65	1.85	(4.93)	(3.68)
Vanguard® VIF Total International Stock Market Index
2022	788,650	9.16	9.67	7,620,471	0.03	0.25	1.85	(19.86)	(18.74)
2021	453,639	11.43	11.90	5,392,917	0.02	0.25	1.85	3.44	5.12
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
2019	28,834	10.44	10.55	303,348	—	0.25	1.85	4.40	5.50
Vanguard® VIF Total Stock Market Index
2022	1,063,489	14.22	15.56	16,532,901	0.01	0.25	1.85	(23.22)	(22.16)
2021	841,611	18.52	19.99	16,793,913	0.01	0.25	1.85	19.64	21.59
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51
2018	65,181	10.82	11.24	719,633	1.25	0.65	1.85	(9.83)	(8.77)
Victory RS Partners (d)
2022	15,387	29.46	29.46	453,894	0.00	0.90	0.90	(8.20)	(8.20)
2021	17,811	32.09	32.09	572,076	—	0.90	0.90	24.67	24.67
2020	19,212	25.74	25.74	495,005	—	0.90	0.90	(3.41)	(3.41)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
2018	22,021	21.20	21.20	467,217	0.34	0.90	0.90	(15.44)	(15.44)
Victory RS Science and Technology
2022	24,671	22.11	22.84	564,416	—	0.90	1.10	(45.77)	(45.67)
2021	33,576	40.77	42.04	1,412,788	—	0.90	1.10	(12.92)	(12.73)
2020	42,257	45.83	48.17	2,036,781	—	0.90	1.25	58.14	58.71
2019	40,788	28.98	30.35	1,238,664	—	0.90	1.25	33.55	34.00
2018	41,311	21.70	22.65	936,054	—	0.90	1.25	(4.87)	(4.55)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Victory RS Value
2022	117,249	14.73	15.22	1,784,105	0.00	0.90	1.10	(6.89)	(6.68)
2021	120,586	15.82	16.31	1,965,988	0.00	0.90	1.10	22.26	22.45
2020	136,276	12.67	13.32	1,813,765	—	0.90	1.25	(6.70)	(6.33)
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
2018	157,206	10.78	11.26	1,770,118	0.55	0.90	1.25	(14.51)	(14.11)
Virtus Ceredex Mid Cap Value Equity
2022	14,482	17.02	17.02	246,998	0.01	0.90	0.90	(17.50)	(17.50)
2021	15,659	20.63	20.63	323,619	—	0.90	0.90	23.83	23.83
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
2018	18,509	13.79	13.79	255,628	0.71	0.90	0.90	(11.60)	(11.60)
Virtus Duff & Phelps Real Estate Securities Series
2022	24,938	11.75	12.55	307,220	0.01	0.25	1.45	(29.17)	(28.41)
2021	25,176	16.59	17.53	434,799	0.01	0.25	1.45	40.12	41.71
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43
2018	9,732	10.32	10.67	101,083	1.09	0.25	1.45	(10.65)	(9.58)
Virtus KAR Small-Cap Growth Series
2022	33,178	22.79	24.94	799,947	—	0.25	1.45	(33.23)	(32.54)
2021	45,236	34.13	36.97	1,624,708	—	0.25	1.25	0.41	1.62
2020	41,193	33.99	36.84	1,450,876	—	0.25	1.45	38.34	39.97
2019	46,042	24.57	26.32	1,162,475	—	0.25	1.45	31.32	32.93
2018	34,521	18.71	19.80	653,197	—	0.25	1.45	6.79	8.08
Virtus Newfleet Multi-Sector Intermediate Bond Series
2022	14,285	8.29	8.75	122,810	0.04	0.25	1.45	(13.28)	(12.41)
2021	12,099	9.56	9.99	119,700	0.01	0.25	1.45	(3.34)	(2.15)
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
2018	112,337	9.19	9.39	1,037,703	3.88	0.25	1.45	(6.89)	(5.82)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Virtus SGA International Growth Series
2022	45,238	7.30	7.81	349,964	—	0.25	1.45	(22.01)	(21.19)
2021	56,985	9.36	9.91	558,722	—	0.25	1.45	3.54	4.87
2020	90,912	9.04	9.45	849,898	—	0.25	1.45	18.32	19.62
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
2018	152,149	6.74	6.88	1,037,519	3.30	0.25	1.45	(20.33)	(19.34)
Virtus Strategic Allocation Series
2022	14,400	10.34	11.65	152,779	0.00	0.25	1.45	(33.46)	(32.78)
2021	18,560	15.54	17.33	293,684	0.00	0.25	1.45	2.85	4.15
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
2019	6,443	11.79	13.02	75,964	1.30	0.25	1.45	20.55	22.02
2018	6,428	9.78	10.67	62,868	2.61	0.25	1.45	(10.03)	(8.96)
Voya MidCap Opportunities Portfolio
2022	10,051	14.49	19.10	185,880	—	0.25	1.45	(28.48)	(27.79)
2021	9,525	20.26	26.45	243,933	—	0.25	1.45	6.74	8.09
2020	2,215	18.98	24.85	54,225	—	0.25	1.45	34.42	36.09
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73
2018	814	11.45	14.64	9,292	—	0.25	1.45	(11.92)	(10.84)
VY CBRE Global Real Estate Portfolio (a)
2022	14,843	8.62	9.89	145,663	0.03	0.25	1.45	(28.35)	(27.65)
2021	14,453	12.03	13.67	196,061	0.02	0.25	1.45	28.12	29.70
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
2018	9,835	8.72	9.71	91,286	4.82	0.25	1.45	(12.89)	(11.73)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VY CBRE Real Estate Portfolio (a)
2022	—	12.99	12.99	—	—	0.25	0.25	(29.56)	(29.56)
2021	32,526	18.44	18.44	599,805	0.00	0.25	0.25	46.93	46.93
2020	—	10.73	12.75	—	—	0.25	1.45	(10.73)	(9.64)
2019	—	12.02	14.11	—	—	0.25	1.45	22.40	23.88
2018	—	9.82	11.39	—	—	0.25	1.45	(11.85)	(10.74)
Western Asset Variable Global High Yield Bond
2022	128,861	8.06	8.90	1,257,437	0.05	0.25	1.45	(17.42)	(16.67)
2021	175,859	9.76	10.68	2,057,484	0.04	0.25	1.45	(3.37)	(2.20)
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32
2018	383,461	9.04	10.76	4,114,546	4.31	0.25	1.45	(8.41)	(7.18)

(a)	Name change. See Note 1.
(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C
OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008)
(c)(2)	SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002)
(c)(3)	Marketing Organization Agreement Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2015)
(c)(4)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, SBL Variable Product Sales, and Anti-Money Laundering and Suitability Agreements	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004)
(c)(5)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(c)(6)	Marketing Organization Amendment – Supervisory Fee	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(c)(7)	Facilities Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(c)(8)	EliteDesigns II Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2013)
(d)(1)	Individual Contract (Form V6029 11-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(2)	Individual Contract-Unisex (Form V6029 11-00U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(3)	Tax-Sheltered Annuity Endorsement (Form V6101 R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(4)	Individual Retirement Annuity Endorsement (Form V6849A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(5)	Roth IRA Endorsement (Form V6851A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(6)	403a Endorsement (Form V6057 10-98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1999)
(d)(7)	Credit Enhancement Rider (Form V6084 11-01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002)
(d)(8)	Dollar for Dollar Living Benefit Rider (Form V6094 R9-05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(d)(9)	Return of Premium or Contract Value Death Benefit Rider (Form V6105 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(10)	Nursing Home Endorsement (Form 6052 10-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(11)	Terminal Illness Endorsement (Form 6053 10-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(e)(1)	EliteDesigns Application (Form V9101 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2010)
(e)(2)	EliteDesigns Application – Unisex (Form V9101 U 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2010)
1

Exhibit Number	Description	Location
(e)(3)	EliteDesigns (2011) Application (Form V9101 01-22)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(e)(4)	EliteDesigns II Application (Form V9301 01-22)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
f(1)	Composite of Articles of Incorporation of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005)
f(2)	Bylaws of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333 138540 (filed April 29, 2016)
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – AIM – Variable Insurance Funds (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(2)	Participation Agreement – AllianceBernstein	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(3)	Participation Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2018)
(h)(4)	Participation Agreement – American Century – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(5)	Participation Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(6)	Participation Agreement – BlackRock – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(7)	Participation Agreement – DFA Investment Dimensions Group Inc. (Dimensional)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(8)	Participation Agreement – Dreyfus – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(9)	Participation Agreement – DWS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(10)	Participation Agreement – Eaton Vance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(10)(i)	Participation Agreement – Eaton Vance – Amendment 1	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(h)(11)	Participation Agreement – Federated	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(12)	Participation Agreement – Fidelity VIP	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(13)	Participation Agreement – Franklin Templeton – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(14)	Participation Agreement – Fred Alger	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2013)
(h)(15)	Participation Agreement – Goldman Sachs – Variable Insurance Funds	Filed herewith
(h)(16)	Participation Agreement – ING (Voya)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(17)	Participation Agreement – Ivy – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(h)(17)(i)	Participation Agreement – Ivy – Variable Insurance Funds – Amendment 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2021)
(h)(18)	Participation Agreement – Janus Aspen Series	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(19)	Participation Agreement – JPMorgan	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(20)	Participation Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
2

Exhibit Number	Description	Location
(h)(21)	Participation Agreement – Lord Abbett	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(22)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(23)	Participation Agreement – Morgan Stanley	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(24)	Participation Agreement – Neuberger Berman – AMT Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(25)	Participation Agreement – Northern Lights (Donoghue Forlines Dividend)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(26)	Participation Agreement – Northern Lights (Donoghue Forlines Momentum)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(27)	Participation Agreement – Northern Lights (Power Income)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(h)(28)	Participation Agreement – Northern Lights (TOPS)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(29)	Participation Agreement – PIMCO – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2020)
(h)(30)	Participation Agreement – Pioneer	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(31)	Participation Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(32)	Participation Agreement – Rydex – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006)
(h)(32)(i)	Participation Agreement – Rydex – Variable Funds – Amendment No. 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(h)(33)	Participation Agreement – SBL (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(34)	Participation Agreement – SEI	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(35)	Participation Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(36)	Participation Agreement – Third Avenue	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(37)	Participation Agreement – Two Roads Shared Trust (Redwood)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(38)	Participation Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(39)	Participation Agreement – Vanguard	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(40)	Participation Agreement – Virtus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(41)	Participation Agreement – Wells Fargo (Allspring) – Variable Funds	Filed herewith
(h)(42)	Information Sharing Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(43)	Information Sharing Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(44)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(45)	Information Sharing Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(46)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
3

Exhibit Number	Description	Location
(h)(47)	Information Sharing Agreement – Fidelity Insurance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(48)	Information Sharing Agreement – Franklin Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(49)	Information Sharing Agreement – Goldman Sachs	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(50)	Information Sharing Agreement – ING (Voya)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(51)	Information Sharing Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(52)	Information Sharing Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(53)	Information Sharing Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(54)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(55)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(56)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(57)	Information Sharing Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(58)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(59)	Information Sharing Agreement – Security Funds (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(60)	Information Sharing Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(61)	Information Sharing Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(62)	Information Sharing Agreement – Wells Fargo	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007)
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(l)(1)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(l)(2)	Consent of Counsel	Filed herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)(1)	Form of Initial Summary Prospectus – EliteDesigns (2011)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(o)(2)	Form of Initial Summary Prospectus – EliteDesigns II	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(p)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Susan J. Lacey, Jacquline L. Morales, Roger S. Offermann, Barry G. Ward, Joseph W. Wittrock, and Douglas G. Wolff	Filed herewith
Item 28.
Directors and Officers of the Depositor
The directors and principal officers of Security Benefit Life Insurance Company are set forth below.
4

Name and Principal Business Address*	Positions and Offices with Depositor
Douglas G. Wolff	Chief Executive Officer and Director
Michael P. Kiley	Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Jacquline L. Morales	Senior Vice President, Chief Operating Officer, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary, Chief Product Officer, and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
David G. Byrnes	Senior Vice President and Chief Distribution Officer
Albert J. Dal Porto	Senior Vice President and Chief Strategy Officer
Jeffrey M. Forlizzi	Senior Vice President, Investments
Sean O’Donoghue	Senior Vice President and Chief Technology Officer
Jenifer C. Purvis	Senior Vice President, Chief Human Resources Officer
Kurt E. Auleta	Vice President
Justin F. Carroll	Vice President and Associate General Counsel
Amy L. Comer	Vice President and Assistant General Counsel
Jessica L. Daniels	Vice President, Administration and Employee Relations
Joseph J. Elmy	Vice President and Tax Director
Jackie R. Fox	Vice President, Client Services
Jennifer L. Fulks	Vice President and Head of HR Operations
Rui Guo	Vice President and Deputy Chief Actuary
Carmen R. Hill	Vice President, Chief Compliance Officer, and Chief Privacy Officer
Blaine G. Hirsch	Vice President, Investment Strategy
Cherie L. Huffman	Vice President, Investments
Justin A. Jacquinot	Vice President
James J. Kiley	Vice President
Greg D. Kratz	Vice President
Susan J Lacey	Vice President and Controller
Michael T. Maghini	Vice President
William J. McDonough	Vice President, Investments
Lyle S. Semchyshyn	Vice President and Corporate Actuary
Jeanne R. Slusher	Vice President and Director of Audit
Christopher D. Swickard	Vice President, Deputy General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Craig P. Weishaar	Vice President, Direct Relationships
Richard J. Wells	Vice President, Operations
John P. Wohletz	Vice President, GAAP Financial Reporting
*Located at One Security Benefit Place, Topeka, KS 66636-0001
Item 29.
Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
123 West 57th Street Holdings LLC	DE	90.0%	by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100%	by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	85.0%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
5

Name	Jurisdiction	Percent of Voting Securities Owned
13 FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Prison, LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
13 FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Houston Holdings, LLC	TN	100%	by 13 FEG Haunted Holdings, LLC
13FEG Immersive Theater, LLC	CA	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
1861 Capital, LLC	KS	100%	by Sherwood Park, Inc.
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
3030 Chain Bridge Road, LLC	DE	90.0%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	100%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
4AIR, LLC	DE	28.55%	by Wanamaker Portfolio Trust, LLC
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	45.0%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50.0%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50.0%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A Cigar is Just a Cigar LLC	DE	100%	by A24 Films LLC
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	32.1%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Publishing LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios Limited	GBR	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
6

Name	Jurisdiction	Percent of Voting Securities Owned
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
ABM JG Greenwich, LLC	DE	100%	by Aurify Brands Management, LLC
ACZ Investments LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Adaptive Management, Inc.	DE	100%	by Knoema Corporation
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Alpha Data, LLC	DE	100%	by Luminate Data Holdings, LLC
AltAlpha Vintage, L.P.	DE	0%	Mgmt. by CAIS AltAlpha Vintage LLC
An Inconvenient Tooth LLC	DE	100%	by A24 Films LLC
AOG, LLC	OH	100%	by Fairgrave Omlie, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 10 Fifth Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Chevy Chase MD, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Clarendon VA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
7

Name	Jurisdiction	Percent of Voting Securities Owned
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Spring Valley DC, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
ARK PIPE Fund I, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Armstrong Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49.0%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asbury Boss, LLC	DE	100%	by Eldridge IP Holdings LLC
Asian Perspective Media, LLC	DE	85.0%	by Valence APM, LLC
Associated Aircraft Group, LLC	DE	100%	by Flexjet Vertical Lift, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atlas Funding, LLC	DE	100%	by Monterey Portfolio Trust, LLC
Atlas HI GP LLC	DE	100%	by Cain International II LP
Atlas IntermediateCo LLC	DE	100%	by Atlas Venture Holdings LP
Atlas Venture Holdings LP	DE	50.0%	by ACZ Investments LP
Atlas Venture Investment LP	DE	100%	by Atlas Venture Holdings LP
Auburndale, LLC	KS	100%	by Sherwood Park, Inc.
Auld Fella UK Limited	GBR	100%	by MRC II Holdings, LP
Auld Fella, LLC	CA	100%	by MRC II Holdings, LP
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands Management, LLC	DE	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Sherwood Park, Inc.
BBMA Holdings I, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93.0%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
Bedford Portfolio Trust, LLC	DE	100%	by EPH, LLC
Beef LLC	DE	100%	by A24 Films LLC
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
8

Name	Jurisdiction	Percent of Voting Securities Owned
Bentley Park, LLC	DE	100%	by Security Benefit Life Insurance Company
BFT Entertainment Inc	DE	100%	by Fulwell 73 Productions US, Inc.
BFT Entertainment LLC	CA	100%	by BFT Entertainment Inc
BH Luxury Residences, LLC	DE	100%	by BHLR Investco, LLC
BHDM LendCo, LLC	DE	100%	by Cain International LP
BHLR Intermediate Co, LLC	DE	100%	by BHLR Investco, LLC
BHLR Investco, LLC	DE	65.0%	by CI BH Holdings LLC
Big Easy Cruise 23, LLC	DE	100%	by StarVista Live LLC
Big Springs, LLC	KS	100%	by Sherwood Park, Inc.
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90.0%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50.0%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50.0%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by P-MRC Music, LLC
Birdie 3 Limited	GBR	100%	by Eagle 2 Limited
Blackbrook Capital (Europe) Carry LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	GBR	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) LP	GBR	97.3%	by Eldridge BBLP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
BlackRock Impact Opportunities (CAIS), L.P.	DE	0%	Mgmt. by CAIS BlackRock Impact Opportunities GP LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Boundless The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Breathe Life ULC	CAN	100%	by Zinnia Tech Solutions LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Limited	GBR	100%	by Bridge Road Southall Limited
Bridge Road Southall Limited	GBR	100%	by HoneyMonster HoldCo 2 Limited
Bridge Road Southall NewCo Limited	GBR	100%	by Bridge Road Southall Limited
Brightside CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Brightside Productions LLC	CA	100%	by MRC II Holdings, LP
Brightside Productions LLC	NJ	100%	by MRC II Holdings, LP
Brookville Industries, LLC	KS	100%	by Dayton Funding, LLC
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Bruce Park Portfolio Trust, LLC	DE	100%	by EPH, LLC
BRUMMIE Productions LLC	CA	100%	by BFT Entertainment Inc
Buda Hills JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50.0%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
CAC CIP GP LLC	DE	100%	by Cain International II LP
CAC CIP LP	DE	0%	Mgmt. by CAC CIP GP LLC
Cain Acquisition Corporation	CYM	17.53%	by CAC CIP LP
Cain Development GP LLC	DE	100%	by Cain International II LP
Cain Development LP	DE	100%	by Cain International II LP
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLC
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
9

Name	Jurisdiction	Percent of Voting Securities Owned
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80.0%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20.0%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Adams Street Private Income Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II LP	DE	0%	Mgmt. by CAIS Alkeon Innovation Private Series II GP LLC
CAIS AltAlpha Vintage LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Fund (TE) LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Apollo Debt Solutions BDC Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Infrastructure Opportunities II Access Fund LP	DE	0%	Mgmt. by CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC
CAIS Apollo Investment Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore, LP	CYM	0%	Mgmt. by CAIS Apollo Investment Fund X Offshore GP LLC
CAIS Apollo Investment Fund X, LP	DE	0%	Mgmt. by CAIS Apollo Investment Fund X GP LLC
CAIS Ares Senior Direct Lending II (TE) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending II (TE) LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II (TE) GP LLC
CAIS Ares Senior Direct Lending II GP LLC	DE	100%	by Capital Integration Systems LLC
10

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Ares Senior Direct Lending II LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II GP LLC
CAIS Avenue Venture Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Avenue Venture Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Avenue Venture Opportunities Fund II GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS BlackRock Impact Opportunities GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone Tactical Opportunities Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Tactical Opportunities Fund IV LP	DE	0%	Mgmt. by CAIS Blackstone Tactical Opportunities Fund IV GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Bridge Net Lease Income Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Bridge Net Lease Income Fund, L.P.	DE	0%	Mgmt. by CAIS Bridge Net Lease Income Fund GP LLC
CAIS BSP SSP II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BSP SSP II, L.P.	DE	0%	Mgmt. by CAIS BSP SSP II GP LLC
CAIS BTAS VIII Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BTAS VIII Access Fund, LP	DE	0%	Mgmt. by CAIS BTAS VIII Access Fund GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access II LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access II GP LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Realty Partners IX Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Realty Partners IX Access Fund LP	DE	0%	Mgmt. by CAIS Carlyle Realty Partners IX Access Fund GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Commerce Street Private Credit Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Commerce Street Private Equity Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Crow Holdings Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crow Holdings Fund X, L.P.	DE	0%	Mgmt. by CAIS Crow Holdings Fund X GP LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
11

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS HPS Strategic Investment Partners V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS HPS Strategic Investment Partners V, L.P.	DE	0%	Mgmt. by CAIS HPS Strategic Investment Partners V GP LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS ICG Strategic Equity V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity V, L.P.	DE	0%	Mgmt. by CAIS ICG Strategic Equity V GP LLC
CAIS ICGSEIV Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICGSEIV Offshore, L.P.	CYM	0%	Mgmt. by CAIS ICGSEIV Offshore GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund, LP	DE	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
CAIS KKR Asset Based Finance Partners Offshore Access Fund, LP	CYM	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund II LP	DE	0%	Mgmt. by CM PEVF II GP LLC
CAIS Mercer Private Equity Vintage Fund III LP	DE	0%	Mgmt. by CM PEVF III GP LLC
CAIS Millennium Intl. Commitment Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA Commitment Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore), L.P.	DE	0%	Mgmt. by CAIS Monroe PCF V (Onshore) GP LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I, L.P.	DE	0%	Mgmt. by CAIS Private Equity Core I GP LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) L.P.	DE	0%	Mgmt. by CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC
CAIS Sculptor Master Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Sculptor Master Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS SL Alpine II, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS SL Alpine II, LP	DE	0%	Mgmt. by CAIS SL Alpine II, GP LLC
CAIS SSA Strategic Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Strategic Investors Fund XI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Strategic Investors Fund XI, L.P.	DE	100%	by CAIS Strategic Investors Fund XI GP LLC
CAIS TCG Private Equity 2022 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII GP LLC	DE	100%	by Capital Integration Systems LLC
12

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Vista Equity Partners Fund VIII, L.P.	DE	0%	Mgmt. by CAIS Vista Equity Partners Fund VIII GP LLC
CAIS Warburg Pincus Global Growth (Fund XIV) , L.P.	DE	0%	Mgmt. by CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC
CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	23.0%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86.0%	by Wanamaker Portfolio Trust, LLC
Cardinal River LLC	DE	100%	by A24 Films LLC
Carlostron, LLC	DE	100%	by Media Rights Capital II, LLC
Carlton Portfolio Trust, LLC	DE	100%	by EPH, LLC
Cary Street Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM Agency Services, LLC	DE	100%	by CBAM Partners, LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
CBAM SPAC Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM SPAC Fund, LP	DE	100%	by CBAM Partners, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Capital B Holdings, LLC	DE	100%	by CH Capital A Holdings LLC
CH Kansas, LLC	KS	100%	by Sherwood Park, Inc.
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
13

Name	Jurisdiction	Percent of Voting Securities Owned
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Cherry Lane Venue LLC	DE	100%	by A24 Films LLC
Chisholm Trail, LLC	KS	100%	by Security Benefit Life Insurance Company
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	51.0%	by Cain International Equity Fund 2 LP
CI Boston Holdings LLC	DE	49.0%	by Cain International LP
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Co-Invest I LLP	GBR	25.0%	by Cain International Management Ltd
CI Courchevel LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
CI Courchevel LLP	GBR	0%	Board rights held by CH Capital B Holdings, LLC
CI Diplomat Holdings LLC	DE	1.0%	by Cain International LP
CI DMO Holding 2 LLC	DE	100%	by BCM 625 Broadway Holdco LLC
CI DMO Holdings LLC	DE	100%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	1.0%	by Cain Hoy Enterprises (U.K.) Limited
CI ExchangeCo Limited	GBR	99.0%	by Cain Hoy UK Holdings Limited
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI FLL Holdings, LLC	DE	100%	by Cain International LP
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI HM Holdings LLP	GBR	100%	by Cain International LP
CI HM InvestCo Limited	GBR	100%	by CI HM Holdings LLP
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Logistics Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat 1 LP	JEY	100%	by CI Logistics Strat CIP 1 LP
CI Logistics Strat CIP 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat CIP 1 LP	JEY	100%	by Cain International AM LP
CI Milan Limited	GBR	95.0%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14.0%	by Cain International LP
CI SF Holdings Limited	GBR	100%	by Cain International LP
CI Sponsor LLC	DE	100%	by Cain International LP
CI Student Strat 1 CIP GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 CIP SLP	JEY	100%	by Cain International Management Ltd
CI Student Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 LP	JEY	100%	by CI Student Strat 1 CIP SLP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	51.0%	by Cain International Equity Fund 2 LP
14

Name	Jurisdiction	Percent of Voting Securities Owned
CI W57th Street Holdings LLC	DE	49.0%	by Cain International LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
CI-F Zenith GP Limited	JEY	100%	by CI Student Strat 1 LP
CI-F Zenith LP	JEY	95.0%	by CI Student Strat 1 LP
CI-F Zenith UK Holdings Limited	GBR	100%	by CI-F Zenith LP
CILS 1 UK Holdings Limited	GBR	100%	by CI Logistics Strat 1 LP
CILS Barnsley Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Belvedere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Ellesmere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Leighton Buzzard Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Milton Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Petersborough Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Sherburn Limited	GBR	100%	by CILS 1 UK Holdings Limited
Circle Back LLC	DE	100%	by A24 Films LLC
CL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Click Records, Inc.	DE	100%	by DCP HOLDCO I LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF II GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF III GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Commerce Street Private Credit Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Credit Fund I GP LLC
Commerce Street Private Equity Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Equity Fund I GP LLC
Competitive Socialising Group Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socialising Limited	GBR	100%	by Jampurchaseco Limited
Competitive Socializing US LLC	DE	100%	by Competitive Socialising Limited
Constant Aviation, LLC	OH	100%	by Fairgrave Omlie, LLC
Convergent Financial Technologies LLC	DE	100%	by Zinnia Tech Solutions LLC
Convive Brands, LLC	DE	100%	by Aurify Brands, LLC
Coronado Heights, LLC	KS	100%	by Security Benefit Life Insurance Company
Corporate Wings Technical Services LLC	OH	100%	by Fairgrave Omlie, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 23 LLC	DE	100%	by StarVista Live LLC
Covering Multiple Shows Inc.	CAN	100%	by A24 Films LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by DCP HOLDCO I LLC
Crack in the Earth Limited	DE	100%	by A24 Films LLC
Crack in the Earth LLC	DE	100%	by After The Fact LLC
Crack in the Earth Rights LLC	DE	100%	by A24 Films LLC
Crazed Glaze LLC	DE	100%	by A24 Films LLC
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
Crestview Park, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Croatan Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Culper211 LLC	DE	65.0%	by SCF Aviation Capital LLC
Dancing Pictures Limited	New Zealand	100%	by Origin Picture Show LLC
15

Name	Jurisdiction	Percent of Voting Securities Owned
Davis Portfolio Trust, LLC	DE	100%	by EPH, LLC
Dawn Acres III, LLC	DE	100%	by Sherwood Park, Inc.
Dawn Acres V, LLC	DE	100%	by Sherwood Park, Inc.
Dawson 1967, LLC	KS	100%	by Sherwood Park, Inc.
Dayton Funding II, LLC	DE	100%	by Sherwood Park, Inc.
Dayton Funding, LLC	DE	100%	by Dayton Funding II, LLC
DC Company Music, LLC	CA	100%	by Dick Clark Productions, LLC
dcp Corp.	DE	100%	by DCP HOLDCO I LLC
dcp Disc Inc.	DE	100%	by DCP HOLDCO I LLC
DCP Funding LLC	DE	81.5%	by Eldridge Media Holdings, LLC
DCP Guaranty Services, LLC	DE	100%	by Dick Clark Productions, LLC
DCP HOLDCO I LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50.0%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Dcpl investco, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Death Yell LLC	DE	100%	by A24 Films LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
D'Errico, Dana ˂Dana.DErrico@eldridge.com˃	DE	100%	by Dunbarre Insurance Agency, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by DCP HOLDCO I LLC
Dick Clark Features, Inc.	CA	100%	by DCP HOLDCO I LLC
Dick Clark Film Group, Inc.	CA	100%	by DCP HOLDCO I LLC
Dick Clark Kids, Inc.	DE	100%	by DCP HOLDCO I LLC
Dick Clark Media Archives, LLC	CA	100%	by Dick Clark Productions, LLC
Dick Clark Productions, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Dick Clark Restaurants, Inc.	DE	100%	by DCP HOLDCO I LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by DCP HOLDCO I LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75.0%	by Eldridge Industries, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Doc Lobster, LLC	CA	100%	by MRC Documentary Holdings, LLC
Domio, Inc.	DE	3.1%	by CI DMO Holdings LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Dornwood Park,LLC	KS	100%	by Security Benefit Corporation
Double Yew LLC	DE	100%	by A24 Films LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo GP S.a.r.l.
Dynamo GP S.a.r.l.	LUX	100%	by CI Courchevel LLP
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo GP S.a.r.l.
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
16

Name	Jurisdiction	Percent of Voting Securities Owned
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Eagle 2 Limited	GBR	100%	by Competitive Socialising Group Limited
Earhart Capital, LLC	KS	100%	by Triple8, LLC
Earth Mama LLC	DE	100%	by After The Fact LLC
Earth Mama Rights LLC	DE	100%	by A24 Films LLC
Easy Mark CDN Productions Inc	CAN	100%	by MRC II Holdings, LP
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
Echidna Capital LLC	DE	70.0%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
Edgewood Portfolio Trust, LLC	DE	100%	by EPH, LLC
EEH 2017 Preferred Member, LLC	DE	100%	by SBT Investors, LLC
EEH 2017, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-AHC, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-EC, LLC	DE	100%	by EEH 2017 Prefered Member, LLC
EH2021, LLC	DE	100%	by Zinnia Corporate Holdings, LLC
EISCP Co-Invest Holdings, LLC	DE	11.7%	by Primrose Portfolio Trust, LLC
EISCP Co-Invest Holdings, LLC	DE	88.3%	by Skylark Portfolio Trust, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Carlton Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Accelerant Funding, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge Alpaca Funding, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge ARK Crypto US Fund Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Blockchain.com Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Buckle Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge CGCI, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge FS Holdings, LLC
Eldridge CGCI, LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
17

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CIREF Holdings, LLC	DE	100%	by Parkville Portfolio Trust, LLC
Eldridge Clark Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	50.94%	by Edgewood Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	49.06%	by Vista Portfolio Trust, LLC
Eldridge Cloudframe Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Cobalt Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CRB Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Cutover Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge CVPF II Holdings, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Dataminr Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge DBDK Funding, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge DBZ Holdings, LLC	DE	100%	by Parkville Portfolio Trust, LLC
Eldridge Digital Asset Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	20.0%	by Bruce Park Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	40.0%	by Steamboat Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Vista Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge EA Holdings, LLC	DE	84.5%	by SBT Investors, LLC
Eldridge Ediphy Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Empower Holdings, LLC	DE	83.32%	by Flint Rock Portfolio Trust, LLC
Eldridge Empower Holdings, LLC	DE	16.68%	by Mayfair Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Fevo Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge FGNY Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Globes Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Globes, LLC	DE	100%	by Eldridge Globes Holdings, LLC
Eldridge goPuff Holdings LLC	DE	11.43%	by Bruce Park Portfolio Trust, LLC
Eldridge goPuff Holdings LLC	DE	88.57%	by Palmer Portfolio Trust, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge HI Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge HIFI Funding, LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge HZONS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IE Funding LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
18

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge Industries, LLC	DE	0%	by Echidna Capital LLC
Eldridge Industries, LLC	DE	5.6%	by EEH 2017-EC, LLC
Eldridge Industries, LLC	DE	87.5%	by SBT Investors, LLC
Eldridge IP Holdings II LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge IP Holdings II LLC
Eldridge Kamerra Funding, LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge Koho Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge LAD Holdings, LLC	DE	1.0%	by Eldridge Industries, LLC
Eldridge LAD Holdings, LLC	DE	99.0%	by SBC LAD Holdings, LLC
Eldridge Laylo Holdings LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge LC Funding LLC	DE	100%	by Grigg Portfolio Trust, LLC
Eldridge LPC Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge MasterClass Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Media Group, LLC	DE	1.0%	by DCP HOLDCO I LLC
Eldridge Media Group, LLC	DE	99.0%	by Eldridge Media Holdings, LLC
Eldridge Media Holdings, LLC	DE	58.67%	by Ridge Media Holdings, LLC
Eldridge MetroTech Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Mojo Funding, LLC	DE	100%	by Edgewood Portfolio Trust, LLC
Eldridge Netomi Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge Odyssey Holdings, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge PCH Holdings, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge Picard Holdings, LLC	DE	100%	by Hillcrest Holdings, LLC
Eldridge PIPE Holdings II, LLC	DE	39.91%	by Arch Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	42.74%	by Steamboat Portfolio Trust, LLC
Eldridge PIPE Holdings, LLC	DE	100%	by Eldridge PIPE Holdings II, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Powerboard Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge PPRO Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Qloo Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge QuantaDT Holdings LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge RDCP II Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Resilience Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge Route Funding, LLC	DE	100%	by Morningside Portfolio Trust, LLC
Eldridge SamCart Funding, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge SCOF II Holdings LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge SCPH, LLC	DE	15.64%	by Mason Portfolio Trust, LLC
Eldridge SCPH, LLC	DE	34.36%	by Potwin Place, LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SkyHive Holdings LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge SMH Co-Invest Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge Snap! Holdings LLC	DE	90.0%	by Oakridge Portfolio Trust, LLC
Eldridge SpotOn Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge Stash Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
19

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Stucki Holdings, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge Tripledot Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	80.0%	by Mason Portfolio Trust, LLC
Eldridge TTV VI Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70.0%	by Maple Portfolio Trust, LLC
Eldridge Util Holdings, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	50.25%	by Flint Rock Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	49.75%	by Weaver Portfolio Trust, LLC
Eldridge Viral Nation Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge Viral Nation Purchaseco Ltd.	CAN	100%	by Eldridge Viral Nation Holdings LLC
Eldridge VM Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Elia Services LLC	DE	100%	by A24 Films LLC
Elliott Bay Capital Trust, LLC	DE	99.0%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28.0%	by Eldridge ELO Funding LLC
EMO Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Empty Suit, LLC	CA	100%	by MRC II Holdings, LP
Endless Encore LLC	DE	100%	by A24 Films LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	100%	by Epic Fairgrave, Inc.
Epic Fairgrave, Inc.	DE	16.84%	by Eldridge EA Holdings, LLC
Epic Fairgrave, Inc.	DE	12.96%	by Epic Preferred Holdings II LLC
Epic Fairgrave, Inc.	DE	3.66%	by Epic Preferred Holdings LLC
Epic Preferred Holdings II LLC	DE	10.78996%	by Brookville Industries, LLC
Epic Preferred Holdings II LLC	DE	1.66104%	by Gladstone Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	13.744%	by Hillcrest Holdings, LLC
Epic Preferred Holdings II LLC	DE	12.451%	by Monterey Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	32.43%	by PD Holdings LLC
Epic Preferred Holdings II LLC	DE	23.321%	by Quinton Heights, LLC
Epic Preferred Holdings II LLC	DE	5.603%	by Ravenwood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	48.77%	by Arch Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	2.22%	by Edgewood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	8.1%	by Flint Rock Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	16.2%	by Madison Portfolio Trust, LLC
20

Name	Jurisdiction	Percent of Voting Securities Owned
Epic Preferred Holdings LLC	DE	9.95%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	5.94%	by Primrose Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	8.83%	by Putnam Asset Holdings, LLC
Epic Preferred, LLC	DE	100%	by Epic Preferred Holdings LLC
ESL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Eternal Springs Productions LLC	NY	100%	by MRC II Holdings, LP
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly Holdings, LLC	DE	100%	by SBL Holdings, Inc.
Everly Incentive Plan, LLC	DE	100%	by Everly Holdings, LLC
Everly Life Insurance Company	WI	100%	by Everly Holdings, LLC
Everly, LLC	KS	100%	by Everly Holdings, LLC
F73 Awards Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Faces Off LLC	DE	100%	by After The Fact LLC
Faces Off Rights LLC	DE	100%	by A24 Films LLC
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairgrave Omlie, LLC	OH	100%	by One Sky Flight, LLC
False Positive LLC	DE	100%	by After The Fact LLC
Family Secret Productions, Inc.	DE	100%	by DCP HOLDCO I LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
Felix Keane Enterprises LLC	DE	100%	by A24 Films LLC
Fever Lake LLC	LA	100%	by After The Fact LLC
Fever Lake Rights LLC	DE	100%	by A24 Films LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
FGNY ParentCo Holdings, LLC	DE	100%	by Eldridge FGNY Holdings, LLC
FHI Holdings LLC	DE	50.1%	by FHI Investor, LLC
FHI Investor, LLC	DE	100%	by Monarch Field, LLC
FHI Investors II, LLC	DE	100%	by Mason Portfolio Trust, LLC
Fields GC, LLC	NY	56.0%	by Aurify Brands, LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99.0%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Distribution Company, L.P.
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet Malta Holdings Limited	Malta	100%	by Volare Acquisitions, Limited
Flexjet Malta Operations Limited	Malta	100%	by Flexjet Malta Holdings Limited
Flexjet Operations Ltd.	GBR	100%	by Volare Acquisitions, Limited
Flexjet Sub, LLC	DE	100%	by Flexjet, Inc.
21

Name	Jurisdiction	Percent of Voting Securities Owned
Flexjet Vertical Lift, LLC	DE	100%	by One Sky Flight, LLC
Flexjet, Inc.	DE	100%	by Epic Aero, Inc.
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flint Rock Portfolio Trust, LLC	DE	100%	by EPH, LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 23 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
Foot Slap LLC	DE	100%	by A24 Films LLC
Foot Slap Rights LLC	DE	100%	by A24 Films LLC
Fort Pruf Rock Mezz LLC	DE	100%	by Fort Rock Pruf Parent LLC
Fort Rock Pruf Parent LLC	DE	50.0%	by CI FLL Holdings, LLC
Fort Rock Pruf Trustee LLC	DE	100%	by Fort Pruf Rock Mezz LLC
Fortwell Capital Limited	GBR	95.0%	by Cain International II LP
Four Towers Limited	GBR	100%	by Fulwell 73 Limited
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FPR 1 Member LLC	DE	100%	by Fort Rock Pruf Parent LLC
FPR Investor LLC	DE	100%	by FPR 1 Member LLC
FPR US 1 LLC	DE	100%	by Fort Rock Pruf Parent LLC
Free State Funding, LLC	KS	100%	by Sherwood Park, Inc.
FreezeCorp LLC	DE	100%	by A24 Films LLC
FreezeCorp Rights LLC	DE	100%	by A24 Films LLC
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32.0%	by Valence FW73, LLC
Fulwell 73 IDC Holdings, Inc	DE	100%	by Fulwell 73 Holdco Limited
Fulwell 73 IDC, LLC	CA	100%	by Fulwell 73 IDC Holdings, Inc
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Cain Studios Limited	GBR	100%	by CI SF Holdings Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by After The Fact LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
FXSolutions, LLC	DE	100%	by One Sky Flight, LLC
Galinda Park, LLC	KS	100%	by Security Benefit Corporation
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Galliard Group Limited	GBR	10.3%	by CI GGL Limited
Galliard Holdings Ltd	GBR	100%	by Galliard Group Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
Garfield Park, LLC	KS	100%	by Sherwood Park, Inc.
GC Rights LLC	DE	100%	by A24 Films LLC
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70.0%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
GEC Finance, LLC	DE	100%	by Eldridge Industries, LLC
22

Name	Jurisdiction	Percent of Voting Securities Owned
Generate Entertainment, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GHL (Hendon Hall) Ltd	GBR	100%	by Galliard Holdings Ltd
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Gladstone Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
Got a Little Sloppy LLC	DE	100%	by A24 Films LLC
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Columbus, LLC	OH	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE Houston, LLC	TX	100%	by Great Room Escape, LLC
GRE Jacksonville, LLC	FL	100%	by Great Room Escape, LLC
GRE Nashville, LLC	TN	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Green Room, LLC	CA	100%	by MRC II Holdings, LP
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greatest Night, LLC	CA	100%	by MRC Documentary, L.P.
Grigg Portfolio Trust, LLC	DE	100%	by EPH, LLC
Grove Lane Portfolio Trust, LLC	DE	100%	by EPH, LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50.0%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
Gun & Radio, LLC	CA	100%	by MRC Documentary, L.P.
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
GYKIT, LLC	CA	100%	by MRC Documentary Holdings, LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Halo Aviation Ltd.	GBR	100%	by Flexjet Operations Ltd.
Harsh Times, LLC	DE	30.0%	by MRC Investments, LLC
Hawk Trail, LLC	DE	100%	by Security Benefit Life Insurance Company
High Roller Productions LLC	CA	100%	by MRC II Holdings, LP
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Hillcrest Holdings, LLC	KS	100%	by Dayton Funding, LLC
HM DevCo Limited	GBR	100%	by Honey Monster Limited
HME Holdings, LLC	DE	100%	by HME Investors, LLC
HME Investors, LLC	DE	100%	by Eldridge Industries, LLC
HNW Investors, LLC	KS	100%	by SBL Holdings, Inc.
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Honey Monster Limited	GBR	100%	by CI HM InvestCo Limited
HoneyMonster HoldCo 1 Limited	GBR	100%	by Honey Monster Limited
HoneyMonster HoldCo 2 Limited	GBR	100%	by HoneyMonster HoldCo 1 Limited
Horizon II Sponsor, LLC	DE	28.0%	by Eldridge HZONS LLC
23

Name	Jurisdiction	Percent of Voting Securities Owned
Horizon II Sponsor, LLC	DE	25.7%	by MRC Horizon II, LLC
Horizon Sponsor, LLC	DE	30.33%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hot Sauce LLC	CA	100%	by MRC II Holdings, LP
Hotdog Hands LLC	DE	100%	by A24 Films LLC
House Claw LLC	LA	100%	by After The Fact LLC
House Claw Rights LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hypercolor, LLC	CA	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
HZONS CI, LLC	DE	0%	Mgmt. by Eldridge HZONS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Imatech Technologies LLC	DE	100%	by A24 Films LLC
Ivory Fort, LLC	KS	100%	by Security Benefit Corporation
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Remark Funding LLC	DE	100%	by Jefferson Square 1892, LLC
Jefferson Square 1892, LLC	DE	100%	by Dayton Funding, LLC
JJ Concepts Limited	GBR	50.0%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Jola20, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 2, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux 3 S.a.r.l.	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95.0%	by Juno Holdings Lux Sarl
Juno Holdings Lux M Sarl	LUX	100%	by Juno Holdings Lux Sarl
Juno Holdings Lux Sarl	LUX	100%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Holdings Spain 2, S.L.U.	Spain	100%	by Juno Holdings Lux 3 S.a.r.l.
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Kaw Valley Capital, LLC	KS	100%	by Security Benefit Corporation
Keep Spitballing LLC	DE	100%	by A24 Films LLC
Keshet/dcp LLC	DE	50.0%	by MRC Live & Alternative Holdings, LLC
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	82.16%	by SB Knoema Holdings, LLC
Knoema IT Solutions India Private Limited	India	100%	by Knoema Corporation
Knoema Rus Limited Liability Company	Russia	100%	by Knoema Corporation
Koryfeum GmbH	LUX	50.0%	by CI Koryfeum Sarl
Krakow Office Park B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Kurkamart LLC	DE	100%	by A24 Films LLC
24

Name	Jurisdiction	Percent of Voting Securities Owned
KWCI GP	Ireland	50.0%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50.0%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80.0%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80.0%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80.0%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80.0%	by EKW Holdings IV LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBT Greenwich, LLC	NY	100%	by ABM JG Greenwich, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lenox Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Les Gouvernantes LLC	DE	100%	by A24 Films LLC
Life is Beautiful Holdings, LLC	DE	32.265%	by Rolling Stone LLC
Life.io, LLC	DE	100%	by Zinnia Tech Solutions LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Linda Margaret Rae LLC	DE	100%	by After The Fact LLC
Little Beet Brands Holdings, LLC	DE	100%	by Aurify Brands Holdings, LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98.0%	by Aurify Brands Holdings, LLC
Little Bluestem, LLC	KS	100%	by Sherwood Park, Inc.
Liverpool Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by NHNO Holdings LLC
LSB Industries, Inc.	DE	10.0%	by LSB Funding LLC
LU The Film Limited	GBR	50.0%	by Fulwell 73 Limited
Luminate Data Holdings, LLC	DE	50.0%	by MRC Data Holdings, LLC
Luminate Data, LLC	DE	100%	by Luminate Data Holdings, LLC
Luxury Linoleum LLC	DE	100%	by A24 Films LLC
Madison Portfolio Trust, LLC	DE	100%	by EPH, LLC
MAG Finance, LLC	KS	100%	by Dornwood Park,LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
25

Name	Jurisdiction	Percent of Voting Securities Owned
Malt Shop Cruise 22 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 23 LLC	DE	100%	by StarVista Live LLC
Maman sait mieux Productions Inc.	CAN	100%	by Mommy Knows Best LLC
Maple Hill, LLC	KS	100%	by Sherwood Park, Inc.
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner, LLC	DE	50.0%	by Eldridge Maranon Holdings, LLC
Maranon Capital, LP	DE	60.17%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99.0%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2022-2, LLC	DE	100%	by Sherwood Park, Inc.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Sherwood Park, Inc.
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V-Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V-Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund X GP, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Strategies Fund X-Levered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies Fund X-Unlevered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit X-Levered SPV, LLC	DE	100%	by Maranon Senior Credit Strategies Fund X-Levered, L.P.
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
26

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Mary The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MASH EI Holdco, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Maslow's Group LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Maslow's UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Meadowlark Funding LLC	KS	100%	by Dayton Funding, LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, LLC	DE	100%	by Original Narrative Library, LLC
Media Rights Capital III, LLC	DE	36.56%	by Eldridge Media Holdings, LLC
Meez Culinary Solutions, Inc.	DE	14.9%	by Aurify Brands Management, LLC
Meez Culinary Solutions, Inc.	DE	85.1%	by Aurify Brands, LLC
Mellotron, LLC	DE	40.0%	by Carlostron, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
Men Film Rights LLC	DE	100%	by A24 Films LLC
Merriam Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow's Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60.0%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Miller Avenue Productions LLC	DE	100%	by After The Fact LLC
Miller Avenue Rights LLC	DE	100%	by A24 Films LLC
Millway Drive LLC	DE	100%	by A24 Films LLC
Mine Creek, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
Mommy Knows Best LLC	DE	100%	by A24 Films LLC
Monarch Field, LLC	KS	100%	by Security Benefit Life Insurance Company
Monroe Portfolio Trust, LLC	DE	100%	by Eldridge Industries, LLC
Monsters of God LLC	DE	100%	by A24 Films LLC
Monterey Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Morningside Portfolio Trust, LLC	DE	100%	by EPH, LLC
Morse Code UK Films Limited	GBR	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Mother Knows Post LLC	DE	100%	by A24 Films LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
27

Name	Jurisdiction	Percent of Voting Securities Owned
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 210 Joralemon, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Data Holdings, LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC Documentary Holdings, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by Media Capital Holdings, LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC III Holdings, LLC	DE	100%	by Media Rights Capital III, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Live & Alternative Holdings, LLC	DE	100%	by CP Investment Holdings, LLC
MRC Media Holdings LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
MSP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Music Business Worldwide Limited (UK)	GBR	50.0%	by PME Holdings, LLC
MV The Film Limited	GBR	100%	by Fulwell 73 UK Limited
N318MM, LLC	KS	50.0%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97.0%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nextant Aerospace, LLC	OH	80.0%	by Nextant Sales, LLC
Nextant Sales, LLC	OH	100%	by Fairgrave Omlie, LLC
NHNO Holdings LLC	DE	100%	by NPK Holdings LLC
Nicodemus Place, LLC	KS	100%	by Sherwood Park, Inc.
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
28

Name	Jurisdiction	Percent of Voting Securities Owned
No Commas LLC	DE	100%	by A24 Films LLC
No Resale Value LLC	DE	100%	by A24 Films LLC
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NPK Holdings LLC	DE	100%	by EPH, LLC
NZC Capital LLC	DE	89.8%	by Todd L. Boehly, Individual
Oak Landing Production LLC	DE	100%	by A24 Films LLC
Oakridge Portfolio Trust, LLC	DE	100%	by EPH, LLC
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
Oasis BH, LLC	DE	20.2%	by CI BH Holdings II LLC
Oasis BH, LLC	DE	33.2%	by CI BH Holdings LLC
Oasis West Realty LLC	DE	100%	by OWR Mezz II Borrower LLC
OBH Intermediate Holdco, LLC	DE	100%	by Oasis BH, LLC
Objective Feedback LLC	DE	100%	by A24 Films LLC
Ocarina Incident LLC	DE	100%	by A24 Films LLC
Ocarina Incident Rights LLC	DE	100%	by A24 Films LLC
On The Rocks LLC	DE	100%	by After The Fact LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oorah Productions LLC	DE	100%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50.0%	by Galliard Holdings Ltd
Origin Picture Show LLC	DE	100%	by A24 Films LLC
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
Osler Media Inc.	CAN	100%	by Paultergeist Pictures LLC
Osler Media Quebec Inc.	CAN	100%	by Paultergeist Pictures LLC
Over The Hill Pictures LLC	DE	100%	by A24 Films LLC
Owl Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
OWR Mezz II Borrower LLC	DE	100%	by OBH Intermediate Holdco, LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions LLC	DE	100%	by A24 Films LLC
Palouse Rights LLC	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Senior Loan Fund II GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund II, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund II GP, LLC
Panagram Senior Loan Fund III GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund III, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund III GP, LLC
Panagram Senior Loan Fund IV GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund IV, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund IV GP, LLC
Panagram Senior Loan Fund V GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund V, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund V GP, LLC
Panagram Senior Loan Fund VI GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund VI, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund VI GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	99.0%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1.0%	by Panagram Services Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
Parkville Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Passing The Baton LLC	DE	100%	by A24 Films LLC
29

Name	Jurisdiction	Percent of Voting Securities Owned
Paultergeist Pictures LLC	DE	100%	by A24 Films LLC
PayActiv, Inc.	DE	17.65%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PG Senior Loan Fund VIII Issuer, LLC	DE	100%	by Merriam Portfolio Trust, LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pinckney Holdings, LLC	DE	100%	by Security Benefit Life Insurance Company
Pinecrest Portfolio Trust, LLC	DE	100%	by EPH, LLC
Pink Chair Productions LLC	DE	100%	by After The Fact LLC
Pink Chair Rights LLC	DE	100%	by A24 Films LLC
Pink Freud LLC	DE	100%	by A24 Films LLC
Pink Opaque LLC	DE	100%	by After The Fact LLC
Pink Opaque Rights LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	GBR	11.62%	by Eldridge Pixion Funding LLC
Planet Janet Rights LLC	DE	100%	by A24 Films LLC
PME Holdings, LLC	DE	30.0%	by MRC Media Holdings LLC
P-MRC Music, LLC	DE	100%	by PME Holdings, LLC
Poker Face CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Poppy Field Productions, LLC	CA	100%	by MRC II Holdings, LP
Portsmouth Zenith Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
Post Portfolio Trust, LLC	DE	100%	by Monroe Portfolio Trust, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by Over The Hill Pictures LLC
Prairie Hill, LLC	KS	100%	by Sherwood Park, Inc.
PrescientCo Holdings, LLC	DE	16.58%	by Eldridge PCH Holdings, LLC
PrescientCo Holdings, LLC	DE	15.25%	by Mayfair Portfolio Trust, LLC
PrescientCo Holdings, LLC	DE	23.5%	by Palmer Portfolio Trust, LLC
PrescientCo Holdings, LLC	DE	24.82%	by Steamboat Portfolio Trust, LLC
PrescientCo LLC	DE	100%	by PrescientCo Holdings, LLC
Prezzo InvestCo Limited	GBR	90.0%	by Jampurchaseco Limited
Prezzo Trading Limited	GBR	100%	by Prezzo InvestCo Limited
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Sherwood Park, Inc.
Primrose Portfolio Trust, LLC	DE	100%	by EPH, LLC
Princess Klepto LLC	DE	100%	by After The Fact LLC
Princess Klepto Rights LLC	DE	100%	by A24 Films LLC
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Public House Rights LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Queen Morgan, LLC	CA	100%	by MRC Documentary Holdings, LLC
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Raising Destiny, LLC	CA	100%	by MRC Documentary, L.P.
Ramy Rights LLC	DE	100%	by A24 Films LLC
30

Name	Jurisdiction	Percent of Voting Securities Owned
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Red Sea 2022-1, LLC	KS	100%	by Sherwood Park, Inc.
Red Sea 2022-2, LLC	KS	100%	by Sherwood Park, Inc.
Red Sea 2022-3, LLC	KS	100%	by Sherwood Park, Inc.
Red Sea 2022-4, LLC	KS	100%	by Sherwood Park, Inc.
Renegade Brands USA, INC.	DE	20.0%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Revolving Window LLC	DE	100%	by A24 Films LLC
Rhapsody Acquisition Corporation	CYM	100%	by CI Sponsor LLC
Ride or Die CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	100%	by GEC Finance, LLC
Riot Going On, LLC	CA	100%	by MRC Documentary, L.P.
Ripley Park, LLC	DE	70.0%	by Security Benefit Life Insurance Company
Ripple Effects CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 23 LLC	DE	100%	by StarVista Live LLC
Roll Down, LLC	CA	100%	by MRC II Holdings, LP
Rolling Stone Licensing LLC	DE	100%	by Rolling Stone LLC
Rolling Stone LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by P-MRC Music, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	99.9%	by Roman 1 Sarl
Roman SNC	France	50.0%	by Roman 2 Sarl
Round About Bar LLC	DE	100%	by After The Fact LLC
Round About Pub Limited	GBR	100%	by A24 Films LLC
Round About Rights LLC	DE	100%	by A24 Films LLC
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
RS Branding, LLC	DE	100%	by Rolling Stone LLC
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Portfolio Trust, LLC	DE	100%	by EPH, LLC
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty, Inc.	DE	54.0%	by A24 Ventures LLC
Rush Job LLC	DE	100%	by A24 Films LLC
S(LSV) LLC	NV	100%	by Competitive Socializing US LLC
S(WBP)LLC	DC	100%	by Competitive Socializing US LLC
S(WDC) LLC	DC	100%	by Competitive Socializing US LLC
S(WMB) LLC	NY	100%	by Competitive Socializing US LLC
Sable River Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Sager House (Almeida) Limited	GBR	100%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sassafras Jam LLC	DE	100%	by A24 Films LLC
Saving The World LLC	DE	100%	by A24 Films LLC
Saving The World Rights LLC	DE	100%	by A24 Films LLC
31

Name	Jurisdiction	Percent of Voting Securities Owned
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB IIS Co LLC	DE	100%	by Security Benefit Life Insurance Company
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SB Knoema Holdings, LLC	DE	100%	by Security Benefit Corporation
SB Restructured Asset, LLC	DE	100%	by Hawk Trail, LLC
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBC LAD Holdings, LLC	DE	100%	by Security Benefit Corporation
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SBT-WWB, LLC	DE	100%	by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2021 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2021-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Leasing Canada 2021-1 Limited Partnership	CAN	99.9%	by SCF Canada 2021 GP Ltd.
SCF Equipment Leasing Canada 2022-2 Limited Partnership	CAN	99.9%	by SCF Canada 2022 GP Ltd.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF FW Issuer LLC	DE	100%	by SCF Aviation Capital LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF MRL Subsidiary LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Preferred Equity, LLC	DE	0%	Mgmt. by Stonebriar Finance Holdings LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
32

Name	Jurisdiction	Percent of Voting Securities Owned
SCF SB Investor, LLC	KS	100%	by Sherwood Park, Inc.
SCF Servicing Company LLC	DE	99.0%	by SCF Funding LLC
SE2 Asset Holdings LLC	DE	100%	by se2 Holdco, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
SE2 Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
se2, LLC	KS	100%	by Zinnia Corporate Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Second Failure, LLC	CA	100%	by MRC II Holdings, LP
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.755%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Seek Data LLC	TN	100%	by Knoema Holdings, LLC
Selenicereus LLC	DE	100%	by A24 Films LLC
Sensory Impact Group, LLC	DE	73.0%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, Inc.	DE	90.0%	by Aurify Brands Management, LLC
Seward Street Maiden Voyage, LLC	CA	100%	by X4Y LLC
Seward Street Productions, LLC	CA	100%	by Seward Street Maiden Voyage, LLC
Sewer Boys LLC	DE	100%	by After The Fact LLC
Sewer Boys Rights LLC	DE	100%	by A24 Films LLC
SFG Multi-Strategy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
SFG Multi-Strategy Fund, L.P.	DE	0%	Mgmt. by SFG Multi-Strategy Fund GP LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Life Insurance Company
Shelter At Home LLC	DE	100%	by A24 Films LLC
Shepherd's Pie UK Ltd	GBR	100%	by MRC II Holdings, LP
Shepherd's Pie, LLC	CA	100%	by MRC II Holdings, LP
Sherwood Park, Inc.	KS	100%	by Security Benefit Corporation
Shock Hill Field, LLC	KS	100%	by Sherwood Park, Inc.
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50.0%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	90.0%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Skylark Portfolio Trust, LLC	DE	100%	by EPH, LLC
SLOMOG Limited	GBR	100%	by Fulwell 73 UK Limited
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	GBR	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Sommsation Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Sommsation Services Holdings LLC	DE	100%	by Sommsation Holdings, LLC
33

Name	Jurisdiction	Percent of Voting Securities Owned
Sommsation Services, LLC	DE	100%	by Sommsation Holdings, LLC
Sommsation, LLC	DE	100%	by Sommsation Holdings, LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 23 LLC	DE	100%	by StarVista Live LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by MRC Media Holdings LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
Squid and Octopi LLC	DE	100%	by A24 Films LLC
SRJ Entertainment LLC	CA	100%	by BFT Entertainment Inc
SRSB Credit Fund LLC	KS	100%	by Sherwood Park, Inc.
SRSB OCF LLC	KS	100%	by Sherwood Park, Inc.
SSVP Capital, LLC	KS	100%	by Hawk Trail, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
StarVista Management LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20.0%	by Media Capital Holdings, LLC
Stewart Street Productions, LLC	DE	100%	by MRC Live & Alternative Holdings, LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	88.4%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strataca Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by After The Fact LLC
Sugar 23 Technology Holdings LLC	DE	100%	by Sugar23, Inc.
Sugar23 Next Ventures LLC	DE	100%	by Sugar23, Inc.
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sulliverhills Spain, SLU	Spain	95.0%	by CIEF1 UK Holdings Limited
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunny Waves, LLC	CA	100%	by MRC II Holdings, LP
Sunny With A Chance Limited	New Zealand	100%	by Imatech Technologies LLC
Sunset Hills, LLC	KS	100%	by Sherwood Park, Inc.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super Eagles, LLC	CA	100%	by MRC Documentary Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing US LLC
SXSW, LLC	TX	50.0%	by PME Holdings, LLC
Syracuse City, LLC	KS	100%	by Sherwood Park, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
34

Name	Jurisdiction	Percent of Voting Securities Owned
TCG Private Equity 2022, L.P.	DE	0%	Mgmt. by CAIS TCG Private Equity 2022 GP LLC
Technicolor Dreamcourt LLC	DE	100%	by A24 Films LLC
Ten Ten Productions LLC	CA	100%	by Ruby Entertainment Inc.
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TFEG ABG LA JV, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
TFEG OW JV, LLC	DE	50.0%	by Thirteenth Floor Entertainment Group, LLC
The AllBright Group Australia Pty Ltd	Australia	100%	by The Allbright Group Limited
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Hollywood Reporter, LLC	DE	100%	by PME Holdings, LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Media LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99.0%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65.0%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
35

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50.0%	by Sensory Impact Group, LLC
Thornwood Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
Tiger Productions LLC	DE	100%	by A24 Films LLC
TIL 2022 LIMITED	GBR	100%	by Fulwell 73 UK Limited
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37.0%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85.0%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Life Insurance Company
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Bethesda Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Management Company LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ RTC Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
TT Entertainment	GBR	33.0%	by Fulwell 73 UK Limited
Tuvoli Canada, Inc.	CAN	100%	by Tuvoli, LLC
Tuvoli Holdings, LLC	DE	16.87%	by Eldridge EA Holdings, LLC
Tuvoli Holdings, LLC	DE	12.98%	by Epic Preferred Holdings II LLC
Tuvoli Holdings, LLC	DE	3.67%	by Epic Preferred Holdings LLC
Tuvoli Holdings, LLC	DE	2.45%	by Wanamaker Portfolio Trust, LLC
Tuvoli, LLC	DE	100%	by Tuvoli Holdings, LLC
Twenty Years LLC	DE	100%	by After The Fact LLC
Twenty Years Rights LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 23, LLC	DE	100%	by StarVista Live LLC
Un Chien Bizarre LLC	DE	100%	by A24 Films LLC
Uniq Lark Development, S.L.U.	Spain	100%	by Sulliverhills Spain, SLU
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Upstate Riot, LLC	CA	100%	by MRC Documentary Holdings, LLC
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Rights Capital II, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99.0%	by Eldridge Media Group, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
36

Name	Jurisdiction	Percent of Voting Securities Owned
Variety Business Intelligence, LLC	DE	100%	by Luminate Data Holdings, LLC
Variety Media, LLC	DE	100%	by PME Holdings, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by P-MRC Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Viral Nation, Inc.	CAN	19.1%	by Eldridge Viral Nation Purchaseco Ltd.
Vista Portfolio Trust, LLC	DE	100%	by EPH, LLC
Vivid Seats, Inc.	DE	29.77%	by Post Portfolio Trust, LLC
Volare Acquisitions, Limited	Ireland	49.0%	by Flexjet Limited
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
WAAM Acquisition LLC	VA	100%	by The St. James Media LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50.0%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Weary Blues Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Weaver Portfolio Trust, LLC	DE	100%	by EPH, LLC
Weissach Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50.0%	by Galliard Developments Ltd
White Whale Productions, LLC	CA	100%	by MRC II Holdings, LP
Wight Cap Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Wildfires, LLC	CA	100%	by MRC Documentary, L.P.
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Winning Spirit and Sons LLC	DE	100%	by A24 Films LLC
Wizards Productions LLC	DE	100%	by A24 Films LLC
WWB Holdings II, LLC	DE	100%	by SBT-WWB, LLC
WWB Holdings, LLC	DE	100%	by SBT-WWB, LLC
X4Y LLC	DE	100%	by Sugar23, Inc.
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC
Zinnia Business Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Corporate Holdings, LLC	DE	100%	by SE2 Asset Holdings LLC
Zinnia Digital Service LLP	India	0.0001%	by se2, LLC
Zinnia Digital Service LLP	India	99.9999%	by Zinnia Corporate Holdings, LLC
Zinnia Tech Solutions LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Technology Services Ireland	Ireland	100%	by Zinnia Corporate Holdings, LLC
SBL is the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variable Annuity Account XI, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account, and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 30.
Indemnification
37

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account

38

(a)(2)	SDL acts as principal underwriter for the following separate accounts of First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Christopher L. Brown	Chief Financial Officer, Treasurer, and Finance and Operations Principal
	Kurt E. Auleta	Senior Vice President, Western Division
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	James J. Kiley	Senior Vice President, Eastern Division
	Michael T. Maghini	Senior Vice President, National Accounts
	Michael K. Reidy	Senior Vice President
	Kevin M. Watt	Senior Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
	Christopher D. Swickard	Vice President and Secretary
	Donald A. Wiley	Vice President
	Mark J. Carr	Assistant Vice President
	Aaron M. Tallen	Assistant Vice President
	Susan J. Lacey	Assistant Treasurer
	Lisa M. Young	Assistant Treasurer
	Gregory C. Garhart	Chief Compliance Officer and AML Compliance Officer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.
(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$1,204,064[1]	$231,445[2]	$0	N/A

1
SBL pays commissions to selling broker-dealers through SDL. This is the amount paid to SDL in connection with all contracts sold through the separate account. SDL passes through to selling broker-dealers all such amounts.

2
A contingent deferred sales charge may be assessed on full or partial withdrawals from certain contracts supported by the Separate Account. This is the amount of contingent deferred sales charge assessed in connection with withdrawals from all such contracts, all of which is retained by SBL.

Item 32.
Location of Accounts and Records
[Omitted]
Item 33.
Management Services
All management contracts are discussed in Part A or Part B.
Item 34.
Fee Representation and Other Representations
39

Fee Representation
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
Other Representations
(a)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.
(b)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.
40

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Topeka, and State of Kansas on this 26th day of April, 2023.
By:	Security Benefit Life Insurance Company
(the Depositor)
*
Douglas G. Wolff, Chief Executive Officer and Director
By:	SBL Variable Annuity Account XIV
(The Registrant)
*
Douglas G. Wolff, Chief Executive Officer and Director
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2023.
SIGNATURES AND TITLES
By:	*
Douglas G. Wolff, Chief Executive Officer and Director
By:	*
Susan J. Lacey, Vice President and Controller
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Jacquline L. Morales, Senior Vice President, Chief Operating Officer and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary, and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director
By:	*
Michael P. Kiley, Director
*By:	/s/ Chris Swickard
Chris Swickard, as Attorney-in-Fact
1

EXHIBIT INDEX
(h)(15)	Participation Agreement – Goldman Sachs – Variable Insurance Funds
(h)(41)	Participation Agreement – Wells Fargo (Allspring) – Variable Funds
(l)(1)	Consent of Independent Registered Public Accounting Firm
(l)(2)	Consent of Counsel
(p)	Powers of Attorney
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
1